          As filed with the Securities and Exchange Commission on April 28, 2008
                                                      Registration No. 333-70730
                                                                        811-4113


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 19


                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 56


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
                           (Exact name of Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
          (formerly, The Manufacturers Life Insurance Company (U.S.A.))
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                                 (617) 663-3000
               (Depositor's Telephone Number Including Area Code)

                            Thomas J. Loftus, Esquire
                  John Hancock Life Insurance Company (U.S.A.)
                               601 Congress Street
                              Boston, MA 02210-2805
                     (Name and Address of Agent for Service)


                                    Copy to:
                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Suite 300 West
                                1300 I Street, NW
                            Washington, DC 20005-3306


Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:


_____ immediately upon filing pursuant to paragraph (b) of Rule 485



[X]  on April 28, 2008 pursuant to paragraph (b) of Rule 485


_____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

_____ on _____ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                    VERSION A
                           (Venture Variable Annuity)
                                (prior contracts)

                                                 Prospectus dated April 28, 2008


                                     (LOGO)

                          Venture(R) Variable Annuity
                          PREVIOUSLY ISSUED CONTRACTS


This Prospectus describes interests in VENTURE(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your Venture(R) Variable Annuity Contract for the name of your issuing Company. We do not authorize this Prospectus for use in connection with the purchase of a new Venture(R) Variable Annuity Contract on or after April 28, 2008.



VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Sub-Account invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.




   JOHN HANCOCK TRUST                             JOHN HANCOCK TRUST
500 Index Trust(1)                            Core Bond Trust(1)
Active Bond Trust(1)                          Core Equity Trust
All Cap Core Trust(1)                         Emerging Growth Trust(1)
All Cap Growth Trust(1)                       Emerging Small Company
All Cap Value Trust(1)                        Trust(1)
American Asset Allocation Trust               Equity-Income Trust
American Blue Chip Income &                   Financial Services Trust
Growth Trust(1)                               Franklin Templeton Founding
American Bond Trust                           Allocation Trust
American Fundamental                          Fundamental Value Trust
Holdings Trust                                Global Trust(1)
American Global Diversification               Global Allocation Trust
Trust                                         Global Bond Trust
American Global Growth Trust                  Health Sciences Trust
American Global Small                         High Income Trust
Capitalization Trust                          High Yield Trust
American Growth Trust                         Income & Value Trust
American Growth-Income Trust                  Index Allocation Trust
American High-Income Bond Trust               International Core Trust
American International Trust                  International Equity Index Trust
American New World Trust                      A(1)
Blue Chip Growth Trust                        International Opportunities Trust
Capital Appreciation Trust                    International Small Cap Trust
Classic Value Trust                           International Value Trust
                                              Investment Quality Bond Trust
                                              Large Cap Trust(1)



   JOHN HANCOCK TRUST                               JOHN HANCOCK TRUST
Large Cap Value Trust(1)                      Strategic Bond Trust
Lifestyle Aggressive Trust                    Strategic Income Trust(1)
Lifestyle Balanced Trust                      Total Return Trust
Lifestyle Conservative Trust                  Total Stock Market Index Trust(1)
Lifestyle Growth Trust                        U.S. Core Trust(1)
Lifestyle Moderate Trust                      U.S. Government Securities
Mid Cap Index Trust(1)                        Trust
Mid Cap Intersection Trust                    U.S. High Yield Bond Trust(1)
Mid Cap Stock Trust(2)                        U.S. Large Cap Trust
Mid Cap Value Trust(1)                        Utilities Trust(1)
Money Market Trust                            Value Trust
Natural Resources Trust                     BLACKROCK VARIABLE
Optimized All Cap Trust(1,3)                SERIES FUNDS, INC. (5)
Optimized Value Trust(1,4)                    BlackRock Basic Value V. I.
Pacific Rim Trust                             Fund
Real Estate Securities Trust                  BlackRock Value Opportunities
Real Return Bond Trust(1)                     V. I. Fund
Science & Technology Trust                    BlackRock Global Allocation
Small Cap Trust(1)                            V. I. Fund
Small Cap Growth Trust                      PIMCO VARIABLE
Small Cap Index Trust(1)                    INSURANCE TRUST
Small Cap Opportunities Trust                 PIMCO VIT All Asset Portfolio
Small Cap Value Trust
Small Company Trust(1)
Small Company Value Trust



(1) Not available with Venture 2006, Ven 24, Ven 20 and Ven 21 Contracts issued on or after May 1, 2006.



(2) Successor to Dynamic Growth Trust.



(3) Formerly "Quantitative All Cap Trust," successor to "Growth & Income Trust."



(4) Formerly "Quantitative Value Trust."



(5) Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

If you purchased a John Hancock New York Contract, you may have elected a "Payment Enhancement" feature for an extra fee. If you did, John Hancock New York adds a Payment Enhancement of at least 4% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement. The amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


 ANNUITIES SERVICE CENTER                     MAILING ADDRESS
164 Corporate Drive                        Post Office Box 9505
Portsmouth, NH 03801-6815                  Portsmouth, NH 03802-9505
(617) 663-3000 or                          www.jhannuities.com
(800) 344-1029


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

 ANNUITIES SERVICE CENTER                      MAILING ADDRESS
164 Corporate Drive                        Post Office Box 9506
Portsmouth, NH 03801-6815                  Portsmouth, NH 03802-9506
(877) 391-3748 or                          www.jhannuitiesnewyork.com
(800) 551-2078

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS ............................................    1
II. OVERVIEW ............................................................    4
III. FEE TABLES .........................................................    9
  EXAMPLES ..............................................................   12
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE
ACCOUNTS AND THE PORTFOLIOS .............................................   24
  THE COMPANIES .........................................................   24
  THE SEPARATE ACCOUNTS .................................................   25
  THE PORTFOLIOS ........................................................   25
  VOTING INTEREST .......................................................   37
V. DESCRIPTION OF THE CONTRACT ..........................................   38
  ELIGIBLE PLANS ........................................................   38
  ELIGIBLE GROUPS .......................................................   38
  ACCUMULATION PERIOD PROVISIONS ........................................   38
    Purchase Payments ...................................................   38
    Payment Enhancement .................................................   39
    Accumulation Units ..................................................   40
    Value of Accumulation Units .........................................   40
    Net Investment Factor ...............................................   41
    Transfers Among Investment Options ..................................   41
    Maximum Number of Investment Options ................................   42
    Telephone and Electronic Transactions ...............................   42
    Special Transfer Services - Dollar Cost Averaging Program ...........   43
    Special Transfer Services - Asset Rebalancing Program ...............   43
    Secure Principal Program ............................................   44
    Withdrawals .........................................................   44
    Special Withdrawal Services - The Income Plan .......................   45
    Optional Guaranteed Minimum Withdrawal Benefits .....................   45
    Death Benefits During Accumulation Period ...........................   45
    Optional Enhanced Death Benefits ....................................   49
  PAY-OUT PERIOD PROVISIONS .............................................   50
    General .............................................................   50
    Annuity Options .....................................................   50
    Determination of Amount of the First Variable Annuity Payment .......   53
    Annuity Units and the Determination of Subsequent
    Variable Annuity Payments ...........................................   54
    Transfers During Pay-out Period .....................................   54
    Death Benefit During Pay-out Period .................................   54
    Optional Guaranteed Minimum Income Benefits .........................   55
  OTHER CONTRACT PROVISIONS .............................................   55
    Right to Review .....................................................   55
    Ownership ...........................................................   55
    Annuitant ...........................................................   56
    Beneficiary .........................................................   56
    Modification ........................................................   57
    Our Approval ........................................................   57
    Misstatement and Proof of Age, Sex or Survival ......................   57
  FIXED INVESTMENT OPTIONS ..............................................   57
VI. CHARGES AND DEDUCTIONS ..............................................   61
  WITHDRAWAL CHARGES ....................................................   61
  ANNUAL CONTRACT FEE ...................................................   63
  ASSET-BASED CHARGES ...................................................   64
    Daily Administration Fee ............................................   64
    Mortality and Expense Risks Fee .....................................   64
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS ....................   64
  PREMIUM TAXES .........................................................   65
VII. FEDERAL TAX MATTERS ................................................   66
  INTRODUCTION ..........................................................   66
  OUR TAX STATUS ........................................................   66
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ..........................   66
  NON-QUALIFIED CONTRACTS ...............................................   67
    Undistributed Gains .................................................   67
    Taxation of Annuity Payments ........................................   67
    Surrenders, Withdrawals and Death Benefits ..........................   67
    Taxation of Death Benefit Proceeds ..................................   67
    Penalty Tax on Premature Distributions ..............................   68
    Puerto Rico Non-Qualified Contracts .................................   68
    Diversification Requirements ........................................   68
  QUALIFIED CONTRACTS ...................................................   69
    Penalty Tax on Premature Distributions ..............................   70
    Rollovers and Transfers .............................................   70
    Loans ...............................................................   71
    Puerto Rico Contracts Issued to Fund Retirement Plans ...............   72
  SEE YOUR OWN TAX ADVISOR ..............................................   72
VIII. GENERAL MATTERS ...................................................   73
  ASSET ALLOCATION SERVICES .............................................   73
  RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM ..............   73
  DISTRIBUTION OF CONTRACTS .............................................   73
    Standard Compensation ...............................................   74
    Revenue Sharing and Additional Compensation .........................   74
    Differential Compensation ...........................................   74
    Contracts Sold Directly Without Payment of Any Sales Compensation ...   75
  CONFIRMATION STATEMENTS ...............................................   75
  REINSURANCE ARRANGEMENTS ..............................................   75
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE ................   A-1
APPENDIX B: QUALIFIED PLAN TYPES ........................................   B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFIT RIDERS ......................   C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS .............   D-1
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS .................   E-1
APPENDIX F: ADDITIONAL AVAILABILITY OF GUARANTEED
MINIMUM WITHDRAWAL BENEFIT RIDERS .......................................   F-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES ..........................   U-1

We provide additional information about the Contracts and the Separate Accounts, including information on our history, the accumulation unit value tables, services provided to the Separate Accounts and legal and regulatory matters, in Statements of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information applicable to your Contract without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents


General Information and History..........................................    1
Accumulation Unit Value Tables...........................................    1
Services.................................................................    1
         Independent Registered Public Accountant........................    1
         Servicing Agent.................................................    1
         Principal Underwriter...........................................    1
         Special Compensation and Reimbursement Arrangements.............    2
Legal and Regulatory Matters.............................................    5
Appendix A: Audited Financial Statements.................................    A-1


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents


General Information and History..........................................    1
Accumulation Unit Value Tables...........................................    1
Services.................................................................    1
         Independent Registered Public Accountant........................    1
         Servicing Agent.................................................    1
         Principal Underwriter...........................................    1
         Special Compensation and Reimbursement Arrangements.............    2
Legal and Regulatory Matters.............................................    5
Appendix A:  Audited Financial Statements................................    A-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.


1940 ACT: The Investment Company Act of 1940, as amended.



ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.



ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.


ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.



ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.


ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.


CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The variable annuity contract offered by this Prospectus. If you purchased this annuity under a group contract, a "Contract" means the certificate issued to you under the group contract.


CONTRACT ANNIVERSARY:  The anniversary of the Contract Date.


CONTRACT DATE:  The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.




GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.


MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.


NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.



PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.


PROSPECTUS: This Prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.


QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.



RESET: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


RIDER:  An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.


STEP-UP: An increase in the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base (see Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits").



STEP-UP DATE: The date on which we determine whether a Step-up could occur.



SUB-ACCOUNT: A Sub-Account of a Separate Account. Each Sub-Account invests in shares of a specific Portfolio.



UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free withdrawal amount that has been taken to date.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.


VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Portfolio.



WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?


Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.



This Prospectus describes Contracts purchased before April 28, 2008. For these purposes, "purchase" means that you completed an application and we issued your Contract before April 28, 2008.



We do not authorize this Prospectus for use in connection with the purchase of a new Venture(R) Variable Annuity Contract on or after April 28, 2008. Although we still offer Venture(R) Contracts for sale, we make the offer through different Prospectuses.



This Prospectus primarily describes features of our previously issued versions of the Venture(R) Contract. We describe several versions of the Venture(R) Contract, which we may refer to as VENTURE(R) 2006 (available May 1, 2006 - April 27, 2008, subject to state availability), VEN 20, or VEN 22 (available May 1, 1998 - November 20, 2006, subject to state availability) and VEN 24 (available May, 1999 - May, 2006 in New York only). This Prospectus also describes certain older versions of the Contract, including VEN 1 (sold from June, 1985 until June, 1987), VEN 3, (sold from November, 1986 until October,
1993), VEN 7 (sold from August, 1989 until April, 1999), VEN 8 (sold from September 1992 until February, 1995) and VEN 9 (sold only in New York from November 1992 - May 1999). The principal differences between the recent versions of the Contract and the prior Contracts relate to the Investment Options available under the Contracts, charges we impose, death benefit provisions and, in the case of VEN 7 and VEN 8 Contracts, a minimum interest rate to be credited for any guarantee period under the fixed portion of the Contract.


WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA may have issued the Contract in any jurisdiction except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?


The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with partial withdrawals. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."


HOW DOES THE CONTRACT WORK?


Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?


We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time.



         TYPE OF              MINIMUM INITIAL          MINIMUM ADDITIONAL
        CONTRACT           PURCHASE Payment(1, 2)      PURCHASE PAYMENT(1)
      Non-Qualified              $5,000                     $30
        Qualified                $2,000                     $30



(1) The minimums differ from the amount shown for Ven 1 Contracts. For Ven 1 Non-Qualified Contracts, the minimum initial Purchase Payment is $5,000 and the minimum Additional Purchase Payment is $300. We impose a minimum of $25 for Purchase Payments for Ven 1 Contracts issued as Qualified Contracts.


(2) If you purchased a John Hancock New York Contract with the optional Payment Enhancement feature, the minimum initial Purchase Payment was $10,000.


If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. We may refuse to accept any Purchase Payment under a VEN 1 Contract in excess of $10,000 per Contract Year.



WHAT CHARGES DO I PAY UNDER THE CONTRACT?



Your Contract has an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.



If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.


WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.


VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options for your version of the Venture(R) Contract, as shown on the first page of this Prospectus. VEN 1 Contracts may only invest in the Large Cap, Investment Quality Bond and Money Market Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.



Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle or Index Allocation Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.



FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.


The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.



In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.



HOW DO I ACCESS MY MONEY?


During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, were not available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:
Appendix C: Optional Enhanced Death Benefits

      -     Guaranteed Earnings Multiplier Death Benefit;

      -     Triple Protection Death Benefit;

      -     Enhanced Death Benefit (Ven 7 and Ven 8 only); and

      -     Annual Step Death Benefit (Venture(R) 2006 only).

Appendix D:  Optional Guaranteed Minimum Withdrawal Benefits


      -     Income Plus for Life;



      -     Income Plus for Life - Joint Life;



      -     Principal Plus;



      -     Principal Plus for Life;



      -     Principal Plus for Life Plus Automatic Annual Step-up;



      -     Principal Plus for Life Plus Spousal Protection; and



      -     Principal Returns.



If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefits

     -    Guaranteed Retirement Income Programs - offered by John Hancock USA;

     -    Guaranteed  Retirement  Income  Programs - offered by John Hancock New
          York.


In addition, if you purchased your Contract in New York, John Hancock New York offered a Payment Enhancement optional benefit Rider. Under this Rider, John Hancock New York will credit a Payment Enhancement equal to 4% (5% for Contracts issued between July 12 and October 30, 2004, or between October 16, 2006 and November 9, 2007) of the Purchase Payment and allocate it among Investment Options in the same proportions as your Purchase Payments. Contracts with this feature are subject to a higher withdrawal charge that applied for a longer period of time. The Payment Enhancement Rider was not available for Contracts issued before January, 2001 or on or after November 12, 2007. Once available, it could only be elected at Contract issue, and it cannot be revoked once elected. Your initial Purchase Payment must have been at least $10,000 to elect the Payment Enhancement Rider. The Payment Enhancement Rider was not available with Contracts issued outside of NY by John Hancock USA.



CAN I CHANGE MY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you qualify, you may be eligible for our guaranteed minimum withdrawal benefit Rider exchange program. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.


WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds;


     -    periodic payments under one of our annuity payment options; and



     -    certain ownership changes.


How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.


A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the Contract.


IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.


We provide additional information on taxes in "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.


CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?


We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                III. Fee Tables


The following tables describe the fees and expenses you paid at the time you purchased a Contract as well as the fees and expenses you pay while owning or surrendering a Venture(R) Contract. The tables also describe the fees and expenses for older versions of the Venture(R) Contracts, as well as information about optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolios' prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).


THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                      CONTRACT OWNER TRANSACTION EXPENSES(1)

                                JOHN HANCOCK USA

MAXIMUM WITHDRAWAL CHARGE       VEN 20, 22, 2006   VEN 7, VEN 8   VEN 1, VEN 3
(as percentage of Purchase
Payments)(2)
First Year                             6%               6%              5%
Second Year                            6%               6%              5%
Third Year                             5%               5%              5%
Fourth Year                            5%               4%              5%
Fifth Year                             4%               3%              5%
Sixth Year                             3%               2%              0%
Seventh Year                           2%               0%              0%
Thereafter                             0%               0%              0%

TRANSFER FEE(3)
Maximum Fee                         $ 25             $ 25            $ 25
Current Fee                         $  0             $  0            $  0

                              JOHN HANCOCK NEW YORK


MAXIMUM WITHDRAWAL CHARGE            VEN 24, 2006     VEN 24, 2006     VEN 9
(as percentage of Purchase          (With Payment   (Without Payment
Payments)(2)                          Enhancement)     Enhancement)
First Year                                8%               6%             6%
Second Year                               8%               6%             6%
Third Year                                7%               5%             5%
Fourth Year                               7%               5%             4%
Fifth Year                                5%               4%             3%
Sixth Year                                4%               3%             2%
Seventh Year                              3%               2%             0%
Eighth Year                               1%               0%             0%
Thereafter                                0%               0%             0%

TRANSFER FEE(3)
Maximum Fee                            $ 25             $ 25           $ 25
Current Fee                            $  0             $  0           $  0


(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment (See "VI. Charges and Deductions - Premium Taxes").



(2) The charge is taken on a first-in, first-out basis within the specified period of years measured from the date of payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE TABLES DO NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.



            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES



                                JOHN HANCOCK USA


                                                                VENTURE(R) 2006         VEN 20, 22  VEN 3, VEN 7       VEN 1
                                                                                                    AND VEN 8
ANNUAL CONTRACT FEE(1)                                               $30                  $30           $30             $30
================================================================================================================================
                                                       CONTRACT YEARS  CONTRACT YEARS

ANNUAL SEPARATE ACCOUNT EXPENSES(2)                           1-7               8+
        Mortality and Expense Risks Fee                      1.00%           0.85%         1.25%           1.25%           1.30%
        Daily Administration Fee- asset based                0.15%           0.15%         0.15%           0.15%           0.00%
                                                       --------------  --------------  -----------  ------------    ------------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)                    1.15%           1.00%         1.40%           1.40%           1.30%
(With No Optional Riders Reflected)
================================================================================================================================
                                                       CONTRACT YEARS  CONTRACT YEARS

OPTIONAL BENEFITS                                             1-7              8+

FEES DEDUCTED FROM SEPARATE ACCOUNT
        Optional Guaranteed Earnings Multiplier Fee     not offered     not offered        0.20%    not offered     not offered
        Optional Annual Step Death Benefit Fee               0.20%           0.20%     not offered  not offered     not offered
                                                       ----------      ----------      -----------  -----------   -------------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)                    1.35%           1.20%         1.60%           1.40%           1.30%
(With Optional Benefits reflected, as applicable.)

FEES DEDUCTED FROM CONTRACT VALUE:
Optional Guaranteed Minimum Withdrawal Benefit               1.20%           1.20%         1.20%    not offered     not offered
Rider Fee (maximum) (4)
Optional Guaranteed Retirement Income Programs          not offered     not offered        0.50%    not offered     not offered
(as a percentage of Income Base) (5)
Optional Triple Protection Death Benefit                not offered     not offered        0.50%    not offered     not offered
(as a percentage of Triple Protection Death Benefit)(6)



1 The $30 annual Contract Fee will not be assessed prior to the Maturity Date under a Venture(R) Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000. This provision does not apply to Ven 1, Ven 3, Ven 7 or Ven 8 Contracts.



2    A daily charge reflected as a percentage of the Variable Investment
     Options.



3 Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the Optional Guaranteed Earnings Multiplier Fee and the optional Annual Step Death Benefit Fee, as applicable.



4 See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base (for the Income Plus for Life Series Riders), as a percentage of the Adjusted Guaranteed Withdrawal Balance (for the Principal Plus Rider, the Principal Plus for Life Series Riders, and the Principal Returns Rider).



5 Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E: " Optional Guaranteed Minimum Income Benefits" for availability.



6 Subject to state availability, the Triple Protection Death Benefit was offered from December, 2003 through December 2004. This optional benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Program, Guaranteed Retirement Income Program II, or Guaranteed Retirement Income Program III.


                              JOHN HANCOCK NEW YORK

                                                           VENTURE(R) 2006             VEN 24     VEN 9
ANNUAL CONTRACT FEE(1)                                           $30                    $30        $30
============================================================================================================
                                                      CONTRACT     CONTRACT YEARS
ANNUAL SEPARATE ACCOUNT EXPENSES(2)                    YEARS               8+
                                                          1-7
         Mortality and Expense Risks Fee                 1.00%           0.85%          1.25%       1.25%
         Daily Administration Fee- asset based           0.15%           0.15%          0.15%       0.15%
                                                      -------      ----------       --------     -------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)                1.15%           1.00%          1.40%       1.40%

                              JOHN HANCOCK NEW YORK


                                                           VENTURE(R) 2006             VEN 24     VEN 9
------------------------------------------------------------------------------------------------------------
OPTIONAL BENEFITS                                     CONTRACT     CONTRACT YEARS
                                                       YEARS               8+
FEES DEDUCTED FROM SEPARATE ACCOUNT                       1-7
         Optional Guaranteed Earnings Multiplier Fee  not offered  not offered      not offered  not offered
         Optional Annual Step Death Benefit Fee          0.20%           0.20%      not offered  not offered
         Optional Payment Enhancement Fee                0.35%           0.35%          0.35%    not offered
                                                      -------      ----------       --------     -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)                1.70%           1.55%          1.75%       1.40%

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE:
Optional Guaranteed Minimum Withdrawal Benefit                 1.20%                   0.75%    not offered
Rider Fee (maximum) (4)
Optional Guaranteed Retirement Income Programs             not offered                 0.45%       1.40%
(as a percentage of Income Base) (5)



1 The $30 annual Contract Fee will not be assessed prior to the Maturity Date under a Venture(R) Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000. This provision does not apply to Ven 9 Contracts.



2 A daily charge reflected as a percentage of the Variable Investment Options unless otherwise noted. Please note that when the optional Payment Enhancement is chosen, the guaranteed rate applicable to any Fixed Investment Option is also reduced by 0.35%.



3 Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the Optional Guaranteed Earnings Multiplier Fee and the optional Annual Step Death Benefit Fee, as applicable.



4 See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base (for the Income Plus for Life Series Riders) and as a percentage of the Adjusted Guaranteed Withdrawal Balance (for the Principal Plus Rider, the Principal Plus for Life Series Riders and the Principal Returns Rider).



5 Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E: "Optional Guaranteed Minimum Income Benefits" for availability.



OTHER FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Riders
(You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)



                                                 PRINCIPAL
                                               PLUS FOR LIFE
                            INCOME PLUS FOR        PLUS       PRINCIPAL PLUS
                           LIFE - JOINT LIFE    AUTOMATIC      FOR LIFE PLUS
             INCOME PLUS   (NOT AVAILABLE IN   ANNUAL STEP-      SPOUSAL       PRINCIPAL PLUS FOR  PRINCIPAL  PRINCIPAL
              FOR LIFE        NEW YORK)             UP          PROTECTION           LIFE            PLUS      RETURNS
Maximum Fee    1.20% (1)     1.20% (2)           1.20%(3)           1.20%(4)          0.75%(5)       0.75%(6)   0.95%(7)
Current Fee    0.60%         0.60%               0.60%              0.65%             0.40%          0.30%      0.50%



1 The current charge for the Income Plus for Life Rider is 0.60% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20 % if the Benefit Base is Stepped-up to equal the Contract Value.



2 The current charge for the Income Plus for Life - Joint Life Rider is 0.60% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20 % if the Benefit Base is Stepped-up to equal the Contract Value.



3 The current charge for the Principal Plus for Life Plus Automatic Annual Step-up Rider is 0.60% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.



4 The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.



5 The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.



6 The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.



7 The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.


Total Annual Portfolio Operating Expenses                                   Minimum(1) Maximum
                                                                            --------   -------
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued
on and after May 13, 2002                                                     0.74%      1.63%
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued
prior to  May 13, 2002                                                        0.54%      1.63%



(1) For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.


EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.


     EXAMPLE 1: VENTURE(R) 2006 CONTRACTS (ISSUED ON OR AFTER MAY 1, 2006)

          (a) Maximum Portfolio Operating Expenses - Contracts issued on or after May 1, 2007 with optional benefit Riders

          (b) Maximum Portfolio Operating Expenses - Contracts issued on or after July 17, 2006 with optional benefit Riders

          (c) Maximum Portfolio Operating Expenses - Contracts issued on or after May 1, 2006 with optional benefit Riders

          (d) Minimum Portfolio Operating Expenses - Contracts issued with no optional benefit Riders



     EXAMPLE 2: VEN 20, 22, 24 CONTRACTS (ISSUED AFTER MAY 13, 2002 AND BEFORE MAY 1, 2006)

          (a) Maximum Portfolio Operating Expenses - John Hancock USA Contracts issued before May 1, 2006 with optional benefit Riders

          (b) Maximum Portfolio Operating Expenses - John Hancock USA Contracts issued before December 9, 2003 with optional benefit Riders

          (c) Maximum Portfolio Operating Expenses - John Hancock New York Contracts issued before May 1, 2006 with optional benefit Riders

          (d) Maximum Portfolio Operating Expenses - John Hancock New York Contracts issued before December 11, 2004 with optional benefit Riders

          (e) Minimum Portfolio Operating Expenses - Contracts with no optional benefit Riders

     EXAMPLE 3: VEN 20, 22, 24 CONTRACTS (ISSUED BEFORE MAY 13, 2002)

          (a) Maximum Portfolio Operating Expenses - John Hancock USA Contracts eligible to invest in Series I of John Hancock Trust with optional benefit Riders

          (b) Maximum Portfolio Operating Expenses - John Hancock New York Contracts eligible to invest in Series I of John Hancock Trust with optional benefit Riders

          (c) Minimum Portfolio Operating Expenses - Contracts eligible to invest in Series I of John Hancock Trust with no optional benefit Riders

     EXAMPLE 4: VEN 1 CONTRACTS

          (a)  Maximum Portfolio Operating Expenses

          (b)  Minimum Portfolio Operating Expenses

     EXAMPLE 5: VEN 3 CONTRACTS

          (a)  Maximum Portfolio Operating Expenses

          (b)  Minimum Portfolio Operating Expenses

     EXAMPLE 6: VEN 7, 8, 9 CONTRACTS

          (a)  Maximum Portfolio Operating Expenses

          (b)  Minimum Portfolio Operating Expenses

All examples assume that you invest $10,000 in a Contract and that your investment has a 5% return each year. In the "Maximum Portfolio Operating Expenses" examples, we also assume that you will pay the maximum annual Contract fee, the fees for any optional benefit Riders shown in the example and the maximum fees and expenses of any of the Portfolios. In the "Minimum Portfolio Operating Expenses" examples, we assume that you do not invest in any optional benefit Riders and that you will pay the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base or Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option value.


Although we provide you with examples of the costs for a Contract based on these assumptions, your actual costs may be higher or lower.


Example 1 (a): Maximum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after May 1, 2007 with Annual Step Death Benefit and Income Plus for Life Riders



                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
If you surrender the contract at the end of the
applicable time period:                                  $ 981   $ 1,784   $ 2,624   $ 4,685
If you annuitize, or do not surrender the contract at
the end of the applicable time period:                   $ 429   $ 1,319   $ 2,247   $ 4,685



Example 1 (b): Maximum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after July 17, 2006 with Annual Step Death Benefit and Principal Plus for Life Plus Automatic Annual Step-up Riders



                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
If you surrender the contract at the end of the
applicable time period:                                  $ 979   $ 1,771   $ 2,590   $ 4,565
If you annuitize, or do not surrender the contract at
the end of the applicable time period:                   $ 427   $ 1,304   $ 2,213   $ 4,565



Example 1 (c): Maximum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after May 1, 2006 with Annual Step Death Benefit and Principal Plus for Life Riders



                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
If you surrender the contract at the end of the
applicable time period:                                  $ 931   $ 1,631   $ 2,365   $ 4,065
If you annuitize, or do not surrender the contract at
the end of the applicable time period:                   $ 380   $ 1,160   $ 1,969   $ 4,065



Example 1 (d): Minimum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after May 1, 2006 with no optional benefit Riders



                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
If you surrender the contract at the end of the
applicable time period:                                  $ 753   $ 1,099   $ 1,435   $ 2,178
If you annuitize, or do not surrender the contract at
the end of the applicable time period:                   $ 195   $   602   $ 1,035   $ 2,178

Example 2 (a): Maximum Portfolio operating expenses - John Hancock USA Contracts (VEN 20, 22) issued before May 1, 2006 with Guaranteed Earnings Multiplier and Principal Protection for Life Riders




                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
If you surrender the Contract at the end of the
applicable time period:                                  $ 957   $ 1,709   $ 2,482   $ 4,359
If you annuitize, or do not surrender the Contract at
the end of the applicable time period:                   $ 407   $ 1,242   $ 2,102   $ 4,359



Example 2 (b): Maximum Portfolio operating expenses - John Hancock USA Contracts (VEN 20, 22) issued before December 9, 2003 with Guaranteed Earnings Multiplier and Guaranteed Retirement Income Program III Riders



                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
If you surrender the Contract at the end of the
applicable time period:                                  $ 931   $ 1,632   $ 2,354   $ 4,107
If you annuitize, or do not surrender the Contract at
the end of the applicable time period:                   $ 381   $ 1,162   $ 1,970   $ 4,107



Example 2 (c): Maximum Portfolio operating expenses - John Hancock New York Contracts (VEN 24) Contracts issued before May 1, 2006 with Payment Enhancement and Principal Protection for Life Riders



                                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   ---------
If you surrender the Contract at the end of the
applicable time period:                                 $ 1,154   $ 1,935   $ 2,643   $ 4,487
If you annuitize, or do not surrender the Contract at
the end of the applicable time period:                  $   422   $ 1,285   $ 2,172   $ 4,487



Example 2 (d): Maximum Portfolio operating expenses - John Hancock New York Contracts (VEN 24) issued before December 11, 2004 with Guaranteed Retirement Income Program II Rider



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   ---------
If you surrender the Contract at the end of the
applicable time period:                                   $ 908   $ 1,564   $ 2,244   $ 3,903
If you annuitize, or do not surrender the Contract at
the end of the applicable time period:                    $ 357   $ 1,091   $ 1,855   $ 3,903



Example 2 (e): Minimum Portfolio operating expenses - VEN 20, 22, 24 Contracts issued after May 13, 2002 and before May 1, 2006 with no optional benefit Riders



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   ---------
If you surrender the Contract at the end of the
applicable time period:                                   $ 777   $ 1,171   $ 1,562   $ 2,493
If you annuitize, or do not surrender the Contract at
the end of the applicable time period:                    $ 220   $   678   $ 1,162   $ 2,493

Example 3 (a): Maximum Portfolio operating expenses - John Hancock USA (VEN 20,
22) Contracts eligible to invest in Series I shares of John Hancock Trust - issued before May 13, 2002 with Guaranteed Earnings Multiplier and Guaranteed Income Retirement Program II Riders



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   ---------
If you surrender the Contract at the end of the
applicable time period:                                   $ 930   $ 1,630   $ 2,353   $ 4,117
If you annuitize, or do not surrender the Contract at
the end of the applicable time period:                    $ 380   $ 1,161   $ 1,969   $ 4,117



Example 3 (b): Maximum Portfolio operating expenses - John Hancock New York (VEN
24) Contracts eligible to invest in Series I shares of John Hancock Trust - issued before May 13, 2002 with Payment Enhancement and Guaranteed Income Retirement Program I Riders



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   ---------
If you surrender the Contract at the end of the
applicable time period:                                 $ 1,111   $ 1,805   $ 2,415   $ 3,973
If you annuitize, or do not surrender the Contract at   $   379   $ 1,149   $ 1,935   $ 3,973
the end of the applicable time period:



Example 3 (c): Minimum Portfolio operating expenses - VEN 20, 22, 24 Contracts eligible to invest in Series I shares of John Hancock Trust - issued before May 13, 2002 with no optional benefit Riders



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   ---------
If you surrender the Contract at the end of the
applicable time period:                                   $ 758   $ 1,113   $ 1,460   $ 2,287
If you annuitize, or do not surrender the Contract at
the end of the applicable time period:                    $ 200   $   618   $ 1,060   $ 2,287



Example 4 (a): Maximum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 1)



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   ---------
If you surrender the Contract at the end of the
applicable time period:                                   $ 715   $ 1,152   $ 1,637   $ 2,442
If you annuitize, or do not surrender the Contract at
the end of the applicable time period:                    $ 215   $   663   $ 1,137   $ 2,442



Example 4 (b): Minimum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 1)



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   ---------
If you surrender the Contract at the end of the
applicable time period:                                   $ 691   $ 1,077   $ 1,508   $ 2,165
If you annuitize, or do not surrender the Contract at
the end of the applicable time period:                    $ 191   $   588   $ 1,008   $ 2,165



Example 5 (a): Maximum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 3)



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   ---------
If you surrender the Contract at the end of the
applicable time period:                                   $ 763   $ 1,404   $ 2,068   $ 3,393
If you annuitize, or do not surrender the Contract at
the end of the applicable time period:                    $ 313   $   955   $ 1,621   $ 3,393

Example 5 (b): Minimum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 3)



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   ---------
If you surrender the Contract at the end of the
applicable time period:                                   $ 650   $ 1,065   $ 1,504   $ 2,287
If you annuitize, or do not surrender the Contract at
the end of the applicable time period:                    $ 200   $   618   $ 1,060   $ 2,287



Example 6 (a): Maximum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 7, VEN 8) and John Hancock New York Contracts (VEN 9)



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   ---------
If you surrender the Contract at the end of the
applicable time period:                                   $ 867   $ 1,428   $ 1,905   $ 3,393
If you annuitize, or do not surrender the Contract at
the end of the applicable time period:                    $ 313   $   955   $ 1,621   $ 3,393



Example 6 (b): Minimum Portfolio operating expenses - Previously issued John Hancock USA Contracts (Ven 7, Ven 8) and John Hancock New York Contracts (VEN 9)



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
If you surrender the Contract at the end of the
applicable time period:                                   $ 761   $ 1,090   $ 1,344   $ 2,287
If you annuitize, or do not surrender the Contract at
the end of the applicable time period:                    $ 200   $   618   $ 1,060   $ 2,287

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUB-ACCOUNT CORRESPONDING TO A JOHN HANCOCK TRUST PORTFOLIO IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATIONS ON OR AFTER MAY 13, 2002).



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Guaranteed Minimum Withdrawal Benefit Riders").




                                                                         ACQUIRED
                                                                       PORTFOLIO FEES     TOTAL        CONTRACTUAL
                            MANAGEMENT                       OTHER          AND         OPERATING        EXPENSE      NET OPERATING
PORTFOLIO/SERIES               FEES        12B-1 FEES      EXPENSES      EXPENSES       EXPENSES(1)   REIMBURSEMENT      EXPENSES
-------------------------  ------------   ------------   ------------  --------------  ------------   -------------   -------------
500 INDEX(2,3)
Series I                        0.46%         0.05%          0.03%          0.00%          0.54%          0.00%           0.54%
Series II                       0.46%         0.25%          0.03%          0.00%          0.74%          0.00%           0.74%
ACTIVE BOND(2)
Series I                        0.60%         0.05%          0.03%          0.00%          0.68%          0.00%           0.68%
Series II                       0.60%         0.25%          0.03%          0.00%          0.88%          0.00%           0.88%
Series I                        0.77%         0.05%          0.04%          0.00%          0.86%          0.00%           0.86%
Series II                       0.77%         0.25%          0.04%          0.00%          1.06%          0.00%           1.06%
ALL CAP GROWTH(2)
Series I                        0.85%         0.05%          0.05%          0.00%          0.95%          0.00%           0.95%
Series II                       0.85%         0.25%          0.05%          0.00%          1.15%          0.00%           1.15%
ALL CAP VALUE(2)
Series I                        0.83%         0.05%          0.07%          0.00%          0.95%          0.00%           0.95%
Series II                       0.83%         0.25%          0.07%          0.00%          1.15%          0.00%           1.15%
AMERICAN FUNDAMENTAL
HOLDINGS(4,5)
Series II                       0.05%         0.75%          0.04%          0.40%          1.24%          0.05%           1.19%
AMERICAN GLOBAL
DIVERSIFICATION(4, 5)
Series II                       0.05%         0.75%          0.04%          0.63%          1.47%          0.05%           1.42%
BLUE CHIP GROWTH(2,6)
Series I                        0.81%         0.05%          0.02%          0.00%          0.88%          0.00%           0.88%
Series II                       0.81%         0.25%          0.02%          0.00%          1.08%          0.00%           1.08%
CAPITAL APPRECIATION(2)
Series I                        0.73%         0.05%          0.04%          0.00%          0.82%          0.00%           0.82%
Series II                       0.73%         0.25%          0.04%          0.00%          1.02%          0.00%           1.02%
CLASSIC VALUE(2)
Series II                       0.80%         0.25%          0.07%          0.00%          1.12%          0.00%           1.12%
CORE BOND(2)
Series II                       0.64%         0.25%          0.11%          0.00%          1.00%          0.00%           1.00%
CORE EQUITY(2)
Series II                       0.77%         0.25%          0.04%          0.00%          1.06%          0.00%           1.06%
EMERGING GROWTH(2)
Series II                       0.80%         0.25%          0.17%          0.00%          1.22%          0.00%           1.22%
EMERGING SMALL COMPANY(2)
Series I                        0.97%         0.05%          0.05%          0.00%          1.07%          0.00%           1.07%
Series II                       0.97%         0.25%          0.05%          0.00%          1.27%          0.00%           1.27%
EQUITY-INCOME(2,6)
Series I                        0.81%         0.05%          0.03%          0.00%          0.89%          0.00%           0.89%
Series II                       0.81%         0.25%          0.03%          0.00%          1.09%          0.00%           1.09%

                                                                          ACQUIRED
                                                                        PORTFOLIO FEES     TOTAL        CONTRACTUAL
                             MANAGEMENT                      OTHER            AND         OPERATING       EXPENSE      NET OPERATING
PORTFOLIO/SERIES                FEES        12B-1 FEES      EXPENSES        EXPENSES     EXPENSES(1)   REIMBURSEMENT     EXPENSES
-------------------------   ------------   ------------   ------------  --------------   ------------  --------------  ------------
FINANCIAL SERVICES(2)
Series I                        0.81%          0.05%          0.05%          0.00%          0.91%           0.00%          0.91%
Series II                       0.81%          0.25%          0.05%          0.00%          1.11%           0.00%          1.11%
FRANKLIN TEMPLETON
FOUNDING ALLOCATION(7)
Series II                       0.05%          0.25%          0.03%          0.86%          1.19%           0.05%          1.14%
FUNDAMENTAL VALUE(2)
Series I                        0.76%          0.05%          0.04%          0.00%          0.85%           0.00%          0.85%
Series II                       0.76%          0.25%          0.04%          0.00%          1.05%           0.00%          1.05%
GLOBAL(2,8,9,10)
Series I                        0.81%          0.05%          0.11%          0.00%          0.97%           0.01%          0.96%
Series II                       0.81%          0.25%          0.11%          0.00%          1.17%           0.01%          1.16%
GLOBAL ALLOCATION(2)
Series I                        0.85%          0.05%          0.11%          0.05%          1.06%           0.00%          1.06%
Series II                       0.85%          0.25%          0.11%          0.05%          1.26%           0.00%          1.26%
GLOBAL BOND(2)
Series I                        0.70%          0.05%          0.11%          0.00%          0.86%           0.00%          0.86%
Series II                       0.70%          0.25%          0.11%          0.00%          1.06%           0.00%          1.06%
HEALTH SCIENCES(2,6)
Series I                        1.05%          0.05%          0.09%          0.00%          1.19%           0.00%          1.19%
Series II                       1.05%          0.25%          0.09%          0.00%          1.39%           0.00%          1.39%
HIGH INCOME(2)
Series II                       0.68%          0.25%          0.04%          0.00%          0.97%           0.00%          0.97%
HIGH YIELD(2)
Series I                        0.66%          0.05%          0.04%          0.00%          0.75%           0.00%          0.75%
Series II                       0.66%          0.25%          0.04%          0.00%          0.95%           0.00%          0.95%
INCOME & VALUE(2)
Series I                        0.80%          0.05%          0.06%          0.00%          0.91%           0.00%          0.91%
Series II                       0.80%          0.25%          0.06%          0.00%          1.11%           0.00%          1.11%
INDEX ALLOCATION(11)
Series II                       0.05%          0.25%          0.03%          0.53%          0.86%           0.06%          0.80%
INTERNATIONAL CORE(2)
Series I                        0.89%          0.05%          0.13%          0.00%          1.07%           0.00%          1.07%
Series II                       0.89%          0.25%          0.13%          0.00%          1.27%           0.00%          1.27%
INTERNATIONAL EQUITY
  INDEX A(2,3)
Series I                        0.53%          0.05%          0.03%          0.01%          0.62%           0.01%          0.61%
Series II                       0.53%          0.25%          0.03%          0.01%          0.82%           0.01%          0.81%
INTERNATIONAL OPPORTUNITIES(2)
Series II                       0.87%          0.25%          0.12%          0.00%          1.24%           0.00%          1.24%
INTERNATIONAL SMALL CAP(2)
Series I                        0.91%          0.05%          0.21%          0.00%          1.17%           0.00%          1.17%
Series II                       0.91%          0.25%          0.21%          0.00%          1.37%           0.00%          1.37%
INTERNATIONAL VALUE(2,8)
Series I                        0.81%          0.05%          0.16%          0.00%          1.02%           0.02%          1.00%
Series II                       0.81%          0.25%          0.16%          0.00%          1.22%           0.02%          1.20%
INVESTMENT QUALITY BOND(2)
Series I                        0.59%          0.05%          0.07%          0.00%          0.71%           0.00%          0.71%
Series II                       0.59%          0.25%          0.07%          0.00%          0.91%           0.00%          0.91%

                                                                           ACQUIRED
                                                                        PORTFOLIO FEES     TOTAL        CONTRACTUAL
                             MANAGEMENT                      OTHER          AND          OPERATING        EXPENSE     NET OPERATING
PORTFOLIO/SERIES                FEES       12B-1 FEES       EXPENSES      EXPENSES       EXPENSES(1)   REIMBURSEMENT     EXPENSES
--------------------------- ------------  ------------   ------------  --------------   ------------   ------------   -------------
LARGE CAP(2)
Series I                        0.71%         0.05%          0.04%          0.00%          0.80%          0.01%           0.79%
Series II                       0.71%         0.25%          0.04%          0.00%          1.00%          0.00%           1.00%
LARGE CAP VALUE(2)
Series II                       0.81%         0.25%          0.04%          0.00%          1.10%          0.00%           1.10%
LIFESTYLE AGGRESSIVE
Series I                        0.04%         0.05%          0.02%          0.87%          0.98%          0.00%           0.98%
Series II                       0.04%         0.25%          0.02%          0.87%          1.18%          0.00%           1.18%
LIFESTYLE BALANCED
Series I                        0.04%         0.05%          0.02%          0.82%          0.93%          0.00%           0.93%
Series II                       0.04%         0.25%          0.02%          0.82%          1.13%          0.00%           1.13%
LIFESTYLE CONSERVATIVE
Series I                        0.04%         0.05%          0.02%          0.76%          0.87%          0.00%           0.87%
Series II                       0.04%         0.25%          0.02%          0.76%          1.07%          0.00%           1.07%
LIFESTYLE GROWTH
Series I                        0.04%         0.05%          0.02%          0.85%          0.96%          0.00%           0.96%
Series II                       0.04%         0.25%          0.02%          0.85%          1.16%          0.00%           1.16%
LIFESTYLE MODERATE
Series I                        0.04%         0.05%          0.02%          0.80%          0.91%          0.00%           0.91%
Series II                       0.04%         0.25%          0.02%          0.80%          1.11%          0.00%           1.11%
MID CAP INDEX(2,3)
Series I                        0.47%         0.05%          0.03%          0.00%          0.55%          0.01%           0.54%
Series II                       0.47%         0.25%          0.03%          0.00%          0.75%          0.01%           0.74%
MID CAP INTERSECTION(2)
Series II                       0.87%         0.25%          0.06%          0.00%          1.18%          0.00%           1.18%
MID CAP STOCK(2)
Series I                        0.84%         0.05%          0.05%          0.00%          0.94%          0.01%           0.93%
Series II                       0.84%         0.25%          0.05%          0.00%          1.14%          0.01%           1.13%
MID CAP VALUE(2)
Series I                        0.85%         0.05%          0.05%          0.00%          0.95%          0.00%           0.95%
Series II                       0.85%         0.25%          0.05%          0.00%          1.15%          0.00%           1.15%
MONEY MARKET(2)
Series I                        0.48%         0.05%          0.03%          0.00%          0.56%          0.01%           0.55%
Series II                       0.48%         0.25%          0.03%          0.00%          0.76%          0.01%           0.75%
NATURAL RESOURSES(2)
Series II                       1.00%         0.25%          0.08%          0.00%          1.33%          0.00%           1.33%
OPTIMIZED ALL CAP(2)
Series II                       0.71%         0.25%          0.04%          0.00%          1.00%          0.00%           1.00%
OPTIMIZED VALUE(2)
Series II                       0.65%         0.25%          0.04%          0.00%          0.94%          0.00%           0.94%
PACIFIC RIM(2)
Series I                        0.80%         0.05%          0.27%          0.00%          1.12%          0.01%           1.11%
Series II                       0.80%         0.25%          0.27%          0.00%          1.32%          0.01%           1.31%
REAL ESTATE SECURITIES(2)
Series I                        0.70%         0.05%          0.03%          0.00%          0.78%          0.00%           0.78%
Series II                       0.70%         0.25%          0.03%          0.00%          0.98%          0.00%           0.98%
REAL RETURN BOND(2,12,13)
Series II                       0.68%         0.25%          0.06%          0.00%          0.99%          0.00%           0.99%
SCIENCE & TECHNOLOGY(2,6)
Series I                        1.05%         0.05%          0.09%          0.00%          1.19%          0.00%           1.19%
Series II                       1.05%         0.25%          0.09%          0.00%          1.39%          0.00%           1.39%

                                                                          ACQUIRED
                                                                        PORTFOLIO FEES     TOTAL       CONTRACTUAL
                              MANAGEMENT                     OTHER           AND         OPERATING       EXPENSE      NET OPERATING
PORTFOLIO/SERIES                 FEES        12B-1 FEES     EXPENSES       EXPENSES       EXPENSES(1)  REIMBURSEMENT    EXPENSES
---------------------------  ------------   ------------  ------------  --------------  ------------  -------------   -------------
SMALL CAP(2)
Series II                        0.85%          0.25%         0.07%          0.01%          1.18%          0.00%           1.18%
SMALL CAP GROWTH(2)
Series I                         1.07%          0.05%         0.06%          0.00%          1.18%          0.01%           1.17%
Series II                        1.07%          0.25%         0.06%          0.00%          1.38%          0.01%           1.37%
SMALL CAP INDEX(2,3)
Series I                         0.48%          0.05%         0.03%          0.00%          0.56%          0.00%           0.56%
Series II                        0.48%          0.25%         0.03%          0.00%          0.76%          0.00%           0.76%
SMALL CAP OPPORTUNITIES(2)
Series I                         0.99%          0.05%         0.04%          0.00%          1.08%          0.00%           1.08%
Series II                        0.99%          0.25%         0.04%          0.00%          1.28%          0.00%           1.28%
SMALL CAP VALUE(2)
Series II                        1.06%          0.25%         0.05%          0.00%          1.36%          0.00%           1.36%
SMALL COMPANY(2)
Series II                        1.04%          0.25%         0.34%          0.00%          1.63%          0.00%           1.63%
SMALL COMPANY VALUE(2,6)
Series I                         1.02%          0.05%         0.04%          0.00%          1.11%          0.00%           1.11%
Series II                        1.02%          0.25%         0.04%          0.00%          1.31%          0.00%           1.31%
STRATEGIC BOND(2)
Series I                         0.67%          0.05%         0.07%          0.00%          0.79%          0.00%           0.79%
Series II                        0.67%          0.25%         0.07%          0.00%          0.99%          0.00%           0.99%
STRATEGIC INCOME(2)
Series II                        0.69%          0.25%         0.09%          0.00%          1.03%          0.00%           1.03%
TOTAL RETURN(2,9,13)
Series I                         0.69%          0.05%         0.06%          0.00%          0.80%          0.00%           0.80%
Series II                        0.69%          0.25%         0.06%          0.00%          1.00%          0.00%           1.00%
TOTAL STOCK MARKET INDEX(2,3)
Series I                         0.48%          0.05%         0.04%          0.00%          0.57%          0.01%           0.56%
Series II                        0.48%          0.25%         0.04%          0.00%          0.77%          0.01%           0.76%
U.S. CORE(2)
Series I                         0.76%          0.05%         0.05%          0.00%          0.86%          0.01%           0.85%
Series II                        0.76%          0.25%         0.05%          0.00%          1.06%          0.01%           1.05%
U.S. GOVERNMENT SECURITIES(2)
Series I                         0.61%          0.05%         0.07%          0.00%          0.73%          0.00%           0.73%
Series II                        0.61%          0.25%         0.07%          0.00%          0.93%          0.00%           0.93%
 SECURITIES(2)
U.S. HIGH YIELD BOND(2)
 Series II                       0.73%          0.25%         0.05%          0.00%          1.03%          0.01%           1.02%
U.S. LARGE CAP(2)
Series I                         0.82%          0.05%         0.03%          0.00%          0.90%          0.00%           0.90%
Series II                        0.82%          0.25%         0.03%          0.00%          1.10%          0.00%           1.10%
UTILITIES(2)
Series I(4)                      0.82%          0.05%         0.15%          0.00%          1.02%          0.01%           1.01%
Series II(4)                     0.82%          0.25%         0.15%          0.00%          1.22%          0.01%           1.21%
VALUE(2)
Series I                         0.74%          0.05%         0.04%          0.00%          0.83%          0.00%           0.83%
Series II                        0.74%          0.25%         0.04%          0.00%          1.03%          0.00%           1.03%
BLACKROCK VARIABLE SERIES
 FUNDS, INC.:
BlackRock Basic Value V.I Fund   0.60%          0.15%         0.07%(23,24)   0.00%          0.82%          0.00%           0.82%

                                                                     ACQUIRED
                                                                   PORTFOLIO FEES     TOTAL          CONTRACTUAL
                        MANAGEMENT                      OTHER          AND          OPERATING           EXPENSE        NET OPERATING
PORTFOLIO/SERIES          FEES         12B-1 FEES      EXPENSES      EXPENSES      EXPENSES(1)        REIMBURSEMENT      EXPENSES
---------------------  ------------   ------------   ------------  --------------  ------------  --------------------  -------------
BlackRock Global
 Allocation
 V.I. Fund                 0.65%          0.15%         0.13%(24)      0.04%         0.97%(17)          0.00%               0.97%
BlackRock Value
 Opportunities
 V.I. Fund                 0.75%          0.15%         0.09%(24)      0.01%         1.00%(17)          0.00%               1.00%
PIMCO VARIABLE
 INSURANCE
 TRUST (CLASS M):
VIT All Asset
 Portfolio                0.175%          0.25%         0.45%(18)      0.69%(19)    1.565%(20)          0.02%(21, 22)      1.545%



                                         FEEDER FUND                                                   MASTER FUND
                    ------------------------------------------------------------------ ---------------------------------------------
                                                                                                                            TOTAL
                                                                                                                            MASTER
                                                                                                                             FUND
                                                                                                                             AND
                                                                                NET                             TOTAL        NET
                                                      TOTAL     CONTRACTUAL  PORTFOLIO                      MASTER FUND AND FEEDER
                    MANAGEMENT              OTHER   OPERATING     EXPENSE    OPERATING MANAGEMENT   OTHER    FEEDER FUND     FUND
PORTFOLIO/SERIES      FEES     12B-1 FEES EXPENSES EXPENSES(1) REIMBURSEMENT  EXPENSES   FEES(15)  EXPENSES    EXPENSES    EXPENSES
------------------  ---------- ---------- -------- ----------- ------------- --------- ----------- -------- -------------- ---------
AMERICAN ASSET
ALLOCATION(16)
Series II             0.00%       0.75%     0.04%     0.79%        0.01%        0.78%      0.31%     0.01%       1.11%        1.10%
AMERICAN BLUE
CHIP INCOME &
  GROWTH
Series II             0.00%       0.75%     0.03%     0.78%        0.00%        0.78%      0.41%     0.01%       1.20%        1.20%
AMERICAN BOND(16)
Series II             0.00%       0.75%     0.02%     0.77%        0.00%        0.77%      0.40%     0.01%       1.18%        1.18%
AMERICAN GLOBAL
 GROWTH(16)
Series II             0.00%       0.75%     0.06%     0.81%        0.03%        0.78%      0.53%     0.02%       1.36%        1.33%
AMERICAN GLOBAL
SMALL
CAPITALIZATION(16)
Series II             0.00%       0.75%     0.11%     0.86%        0.08%        0.78%      0.70%     0.03%       1.59%        1.51%
AMERICAN GROWTH
Series II             0.00%       0.75%     0.02%     0.77%        0.00%        0.77%      0.32%     0.01%       1.10%        1.10%
AMERICAN GROWTH
-INCOME
Series II             0.00%       0.75%     0.02%     0.77%        0.00%        0.77%      0.26%     0.01%       1.04%        1.04%
AMERICAN HIGH-
INCOME BOND(16)
Series II             0.00%       0.75%     0.21%     0.96%        0.18%        0.78%      0.47%     0.01%       1.44%        1.26%
AMERICAN
INTERNATIONAL
Series II             0.00%       0.75%     0.02%     0.77%        0.00%        0.77%      0.49%     0.03%       1.29%        1.29%
AMERICAN NEW
WORLD(16)
Series II             0.00%       0.75%     0.13%     0.88%        0.10%        0.78%      0.76%     0.06%       1.70%        1.60%



(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Portfolio Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Portfolio fees and expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.



(2) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios of JHT or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.

(3) The Adviser has agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.



(4) For Portfolios that have not started operations or have operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.



(5) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.



(6) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, and Small Company Value Trust. This waiver is based on the combined average daily net assets of these Portfolios and other JHT Portfolios and certain funds of John Hancock Funds II (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) as of November 1, 2006 is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser.



(7) The Adviser has contractually agreed to limit fund expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fees and other operating expenses of the fund but exclude 12b-1fees, underlying fund expenses, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(8) The Adviser has contractually agreed to waive its advisory fee so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.



(9) The advisory fees rate shown reflects the new tier schedule that is currently in place.



(10) The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed the Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Portfolio.



(11) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses include all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency feeds, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.



(12) The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.



(13) "Other expenses" reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.



(14) The Adviser has agreed to limit portfolio level expenses to 0.71%. Portfolio level expenses consist of operating expenses of the portfolio, excluding, 12b-1 advisory fees, transfer agent fees, blue-sky, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This voluntary expense limitation may be terminated at any time.



(15) Capital Research Management Company (the adviser to the master fund for each of the JHT Feeder Funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds prospectus or annual report for further information.



(16) The Adviser has contractually limited other portfolio level expenses to 0.03% until May 1, 2010. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, Rule 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(17) The Total Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Portfolio Fund Fees and Expenses.



(18) "Other Expenses" reflects an administrative fee of 0.25% and service fees of 0.20%.



(19) Acquired Portfolio Fees and Expenses (underlying Portfolio Expenses) for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying Portfolio and upon the total annual operating expenses of the Institutional Class shares of these underlying Portfolios. Acquired Portfolio Fees and Expenses (underlying Portfolio Expense) will vary with changes in the expenses of the underlying Portfolio, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying Portfolio for the most recent fiscal year, please see the Annual Underlying Portfolio Expenses table in the Portfolio's prospectus.



20 The Total Annual Portfolio Operating Expenses do not match the Ratio of
   Expenses to Average Net Assets of the Portfolio, as set forth in the "Financial Highlights" table of the Portfolio's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include underlying Portfolio Expenses.

(21) PIMCO has contractually agreed, for the All Asset Portfolio's current fiscal year, to reduce its advisory fee to the extent that the underlying Portfolio Expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in underlying Portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(22) The Expense Reduction, as described in footnote 21 above, is implemented based on a calculation of underlying Portfolio Expenses attributable to advisory and administrative fees that is different from the calculation of Acquired Portfolio Fees and Expenses (underlying Portfolio Expenses) listed in the table above and described in footnote 19. Please see the Management of the Portfolios -- Fund-of-Funds Fees section of the Portfolio's prospectus for additional information.



(23) "Other Expenses" includes Acquired Portfolio Fees and Expenses, which are less than 0.01%.



(24) "Other Expenses" includes transfer agency fees. PFPC Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.


We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of the respective Separate Accounts may be found in the Statements of Additional Information.

                 IV. General Information about Us, the Separate
                          Accounts and the Portfolios


THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.


John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.



John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.


The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:

AAA                Extremely strong financial security characteristics;
Standard & Poor's  1st category of 21

A++                Superior companies have a very strong ability to meet their obligations;
A.M. Best          1st category of 16

AA+                Very strong capacity to meet policyholder and contract obligations;
Fitch              2nd category of 24

John Hancock USA has also received the following rating from Moody's:


Aa(1)              Excellent in financial strength;
Moody's            2nd  category of 21



These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Portfolio.


With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims under certain John Hancock USA Fixed Annuity contracts pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all Fixed Annuity contracts and Fixed Investment Options issued by John Hancock USA prior to the termination of the guarantee except if:

      - the liability to pay contractual claims under the contracts is assumed by another insurer; or

      - we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.

When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.


You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.



For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.



For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.


The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Accounts may not be charged with liabilities arising out of any of the respective Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.


We registered the Separate Accounts with the SEC under the 1940 Act as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.



THE PORTFOLIOS



When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Accounts and it invests in shares of a corresponding Portfolio of:


      -     the John Hancock Trust; or


      - the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio"; or


      - for certain John Hancock USA Contracts issued before January 28, 2002, the BlackRock Variable Series Funds, Inc. with respect to the "BlackRock Basic Value V.I. Fund," the "BlackRock Value Opportunities V.I. Fund" and the "BlackRock Global Allocation V.I. Fund."


THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.


Investment Management


The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE

PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.



The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.



The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.



The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC ("BIM"), an affiliate, to act as the investment subadviser to the BlackRock Basic Value V.I. Fund and the BlackRock Value Opportunities V.I. Fund and BlackRock Asset Management U.K. Limited ("BAM UK") to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BAM UK a portion of the annual management fee it receives from each respective Portfolio.



If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).



Portfolio Expenses



The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides (see "Distribution of Contracts" in "VII. General Matters"). Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.


Funds-of-Funds and Master-Feeder Funds


Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Index Allocation, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios ("JHT Funds of Funds") is a "fund-of funds" that invest in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying Portfolios for that Portfolio, including expenses and associated investment risks.



Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American

New World Trust ("JHT American Fund Portfolios") invests in Series 1 or Series 2 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.



Portfolio Investment Objectives and Strategies



You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST


 We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "Appendix D: Optional Guaranteed Minimum
                             Withdrawal Benefits).

INVESCO AIM CAPITAL MANAGEMENT, INC.


  All Cap Growth Trust              Seeks long-term capital appreciation. To do
                                    this, the Portfolio invests principally in common stocks of companies likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.


AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

  Small Company Trust               Seeks long-term capital growth. To do this,
                                    the Portfolio invests at least 80% of its net assets in stocks of small U.S.
                                    companies.

BLACKROCK INVESTMENT MANAGEMENT, LLC

  Large Cap Value Trust             Seeks long-term growth of capital. To do
                                    this, the Portfolio invests at least 80% of its net assets in equity securities of large cap U.S. companies with strong relative earnings growth, earnings quality and good relative valuation.

CAPITAL GUARDIAN TRUST COMPANY

  Income & Value Trust              Seeks the balanced accomplishment of (a)
                                    conservation of principal and (b) long-term growth of capital and income. To do this, the Portfolio invests its assets in both equity and fixed income securities based on the expected returns of the portfolios.

  U.S. Large Cap Trust              Seeks long-term growth of capital and
                                    income. To do this, the Portfolio invests at least 80% of its net assets in equity and equity-related securities of quality large-cap U.S. companies that will outperform their peers over time.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance Series) - ADVISER TO MASTER FUND


  American Asset Allocation Trust   Seeks to provide high total return
                                    (including income and capital gains)
                                    consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds
                                    Insurance Series Asset Allocation Fund,
                                    which invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

  American Blue Chip
  Income and Growth Trust           Seeks to produce income exceeding the
                                    average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. To do this, the Portfolio invests all of its assets in the master fund, Class
                                    1 shares of the American Funds Insurance
                                    Series Blue Chip Income and Growth Fund, which invests primarily in common stocks of larger, more established companies based in the U.S.

  American Bond Trust               Seeks to maximize current income and
                                    preserve capital. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds
                                    Insurance Series Bond Fund, which invests at least 80% of its assets in bonds, with at least 65% in investment-grade debt securities and up to 35% in lower rated fixed income securities.

  American Global Growth Trust      Seeks to make shareholders' investment grow
                                    over time. To do this, the Portfolio invests all of its assets in the master fund, Class
                                    1 shares of the American Funds Insurance
                                    Series Global Growth Fund, which invests primarily in common stocks of companies located around the world.

  American Global Small
   Capitalization Trust             Seeks to make the shareholders' investment
                                    grow over time. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds
                                    Insurance Series Global Small Capitalization
                                    Fund, which invests primarily in stocks of smaller companies located around the world.

  American Growth Trust             Seeks to make the shareholders' investment
                                    grow. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance
                                    Series Growth Fund, which invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

  American Growth-Income Trust      Seeks to make the shareholders' investments
                                    grow and to provide the shareholder with income over time. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds
                                    Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

  American High-Income Bond Trust   Seeks to provide a high level of current
                                    income and, secondarily, capital
                                    appreciation. To do this, the Portfolio
                                    invests all of its assets in the master
                                    fund, Class 1 shares of the American Funds
                                    Insurance Series High-Income Bond Fund,
                                    which invests at least 65% of its assets in higher yielding and generally lower quality debt securities.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance Series) - ADVISER TO MASTER FUND -CONTINUED


  American International Trust      Seeks to make the shareholders' investment
                                    grow. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance
                                    Series International Fund, which invests primarily in common stocks of companies located outside the United States.

  American New World Trust          Seeks to make the shareholders' investment
                                    grow over time. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds
                                    Insurance Series New World Fund, which
                                    invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.

  Financial Services Trust          Seeks growth of capital. To do this, the
                                    Portfolio invests at least 80% of its net assets in companies that are principally engaged in financial services.

  Fundamental Value Trust           Seeks growth of capital. To do this, the
                                    Portfolio invests primarily in common stocks of U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC

  Active Bond Trust(1)              Seeks income and capital appreciation. To do
                                    this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.  ("DIMA")

  All Cap Core Trust                Seeks long-term growth of capital. To do
                                    this, the Portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-cap), which may be listed on securities exchanges, traded in various over the counter markets or have no organized markets. The Portfolio may also invest in U.S. Government securities.

  Real Estate Securities Trust(2)   Seeks to achieve a combination of long-term
                                    capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of REITs and real estate companies.

FRANKLIN TEMPLETON INVESTMENTS CORP.

  International Small Cap Trust     Seeks long-term capital appreciation. To do
                                    this, the Portfolio invests at least 80% of its net assets in securities issued by foreign small-cap companies including in emerging markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

  International Core Trust          Seeks high total return. To do this, the
                                    Portfolio invests at least 80% of its total assets in a diversified portfolio of equity investments from developed markets outside the U.S.

  U.S.Core Trust                    Seeks a high total return. To do this, the
                                    Portfolio invests at least 80% of its net assets in investments tied economically to the U.S., and which are undervalued or have improving fundamentals.

INDEPENDENCE INVESTMENT LLC


  Small Cap Trust                   Seeks maximum capital appreciation
                                    consistent with reasonable risk to
                                    principal. To do this, the Portfolio invests at least 80% of its net assets in equity securities of small-cap companies.

JENNISON ASSOCIATES LLC

  Capital Appreciation Trust        Seeks long-term growth of capital. To do
                                    this, the Portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that are attractively valued and have above-average growth prospects.

LEGG MASON CAPITAL MANAGEMENT, INC.

  Core Equity Trust                 Seeks long-term capital growth. To do this,
                                    the Portfolio invests at least 80% of its net assets in equity securities that offer the potential for capital growth by purchasing securities at large discounts relative to their intrinsic value.

LORD, ABBETT & CO. LLC

  All Cap Value Trust               Seeks capital appreciation. To do this, the
                                    Portfolio invests at least 50% of its net assets in equity securities of large, seasoned U.S. and multinational companies that are believed to be undervalued. The
                                    Portfolio invests the remainder of its
                                    assets in undervalued mid-sized and small company securities.

  Mid Cap Value Trust               Seeks capital appreciation. To do this, the
                                    Portfolio invests at least 80% of its net assets in stocks of mid-sized companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or anticipation of such improvement.

MARSICO CAPITAL MANAGEMENT, LLC

  International Opportunities Trust Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in common stocks of at least three different foreign companies of any size that are selected for their long-term growth potential.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

  Utilities Trust                   Seeks capital growth and current income
                                    (income above that available from the
                                    Portfolio invested entirely in equity
                                    securities). To do this, the Portfolio
                                    invests at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

  500 Index Trust                   Seeks to approximate the aggregate total
                                    return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500(R) index and securities that as a group will behave in a manner similar to the index. (3)

  American Fundamental Holdings
  Trust Seeks long term growth of capital. To do this, the Portfolio invests primarily in four funds of the American Funds Insurance
                                    Series: Bond Fund, Growth Fund,
                                    Growth-Income Fund, and International Fund.
                                    The Portfolio is permitted to invest in six other funds of the American Funds Insurance Series as well as other funds, investment companies, and other types of investments.

  American Global Diversification
  Trust Seeks long term growth of capital. To do this, the Portfolio invests primarily in five funds of the American Funds Insurance
                                    Series: Bond Fund, Global Growth Fund,
                                    Global Small Capitalization Fund,
                                    High-Income Bond Fund, and New World Fund.
                                    The Portfolio is permitted to invest in five other funds of the American Funds Insurance Series as well as other funds, investment companies, and other types of investments.

  Franklin Templeton Founding
  Allocation Trust                  Seeks long-term growth of capital. To do
                                    this, the Fund invests primarily in three underlying Portfolios: Global Trust, Income
                                    Trust and Mutual Shares Trust. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

  Index Allocation Trust            Seeks long term growth of capital. Current
                                    income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in underlying Portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying Portfolios which invest primarily in fixed income securities.

  Lifestyle Aggressive Trust(4)     Seeks long-term growth of capital. Current
                                    income is not a consideration. To do this, the Portfolio invests 100% of its assets in underlying Portfolios which invest primarily in equity securities.

  Lifestyle Balanced Trust(4)       Seeks a balance between a high level of
                                    current income and growth of capital, with a greater emphasis on growth of capital. To do this, the Portfolio invests approximately
                                    40% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 60% in underlying Portfolios which invest primarily in equity securities.

  Lifestyle Conservative Trust(4)   Seeks a high level of current income with
                                    some consideration given to growth of
                                    capital. To do this, the Portfolio invests approximately 80% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 20% in underlying Portfolios which invest primarily in equity securities.

  Lifestyle Growth Trust(4)         Seeks long-term growth of capital. Current
                                    income is also a consideration. To do this, the Portfolio invests approximately 20% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 80% in underlying
                                    Portfolios which invest primarily in equity securities.

  Lifestyle Moderate Trust(4)       Seeks a balance between a high level of
                                    current income and growth of capital, with a greater emphasis on income. To do this, the Portfolio invests approximately 60% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 40% in underlying Portfolios which invest primarily in equity securities.

  Mid Cap Index Trust               Seeks to approximate the aggregate total
                                    return of a mid cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap 400(R) index(3) and securities that as a group behave in a manner similar to the index.

  Money Market Trust                Seeks to obtain maximum current income
                                    consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

  Pacific Rim Trust                 Seeks to achieve long-term growth of
                                    capital. To do this, the Portfolio invests at least 80% of its net assets in common stocks and equity-related securities of established, larger-capitalization non-U.S.
                                    companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital.

  Optimized All Cap Trust
  (formerly Quantitative All
  Cap Trust, successor to Growth
  & Income Trust)                   Seeks long-term growth of capital. To do
                                    this, the Portfolio invests at least 65% of its total assets in equity securities Trust) of large, mid and small-cap U.S. companies with strong industry position, leading market share, proven management and strong financials.

  Optimized Value Trust
  (formerly Quantitative
  Value Trust)                      Seeks long-term capital appreciation. To do
                                    this, the Portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital.

  Small Cap Index Trust             Seeks to approximate the aggregate total
                                    return of a small cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Russell 2000(R)
                                    Index(5) and securities that as a group
                                    behave in a manner similar to the index.

  Total Stock Market Index Trust    Seeks to approximate the aggregate total
                                    return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Dow Jones Wilshire
                                    5000(R) Index(6) and securities that as a group will behave in a manner similar to the index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC

  Emerging Growth Trust             Seeks superior long-term rates of return
                                    through capital appreciation. To do this, the Portfolio invests primarily in high quality securities of small-cap U.S.
                                    companies whose growth prospects are better than average because they have a unique product or a technology/service edge or an expanding market share.

  High Income Trust                 Seeks high current income; capital
                                    appreciation is a secondary goal. To do
                                    this, the Portfolio invests at least 80% of its net assets in U.S. and foreign fixed-income securities that are rated BB/Ba or lower or are unrated equivalents.

  Strategic Income Trust            Seeks a high level of current income. To do
                                    this, the Portfolio invests at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.

MUNDER CAPITAL MANAGEMENT
  Small Cap Opportunities Trust     Seeks long-term capital appreciation. To do
                                    this, the Portfolio invests at least 80% of its net assets in equity securities of small-capitalization companies.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC


  Global Bond Trust                 Seeks maximum total return, consistent with
                                    preservation of capital and prudent
                                    investment management. To do this, the
                                    Portfolio invests at least 80% of its net assets in fixed income instruments, futures contracts (including related options) with respect to such securities and options on such securities.

  Real Return Bond Trust            Seeks maximum real return, consistent with
                                    preservation of real capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S.
                                    governments, their agencies or
                                    instrumentalities and corporations, which may be represented by forwards or derivatives.

  Total Return Trust                Seeks maximum total return, consistent with
                                    preservation of capital and prudent
                                    investment management. To do this, the
                                    Portfolio invests at least 65% of its total assets in a diversified Portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives.

PZENA INVESTMENT MANAGEMENT, LLC

  Classic Value Trust               Seeks long-term growth of capital. To do
                                    this, the Portfolio invests at least 80% of its assets in domestic equity securities of companies that are currently undervalued relative to the market, based on estimated future earnings and cash flow.

RCM CAPITAL MANAGEMENT LLC

  Emerging Small Company Trust      Seeks long term capital appreciation. The
                                    Portfolio invests at least 80% of its net assets in securities of small cap companies.
                                    The subadviser seeks to create an investment portfolio of growth stocks across major industry groups.

SSGA FUNDS MANAGEMENT, INC.

  International Equity Index
  Trust A Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. To do this, the Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index. (7)

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.

  Science & Technology Trust        Seeks long-term growth of capital. Current
                                    income is incidental to the Portfolio's
                                    objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

T. ROWE PRICE ASSOCIATES, INC.

  Blue Chip Growth Trust
  (successor to U.S. Global Leaders
  Trust) Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries.

  Equity-Income Trust               Seeks to provide substantial dividend income
                                    and also long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with 65% in common stocks of well-established companies paying above-average dividends.

  Health Sciences Trust             Seeks long-term capital appreciation. To do
                                    this, the Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

  Small Company Value Trust         Seeks long-term growth of capital. To do
                                    this, the Portfolio invests at least 80% of its net assets in small companies whose common stocks are believed to be undervalued.

TEMPLETON GLOBAL ADVISORS LIMITED

  Global Trust                      Seeks long-term capital appreciation. To do
                                    this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

TEMPLETON INVESTMENT COUNSEL, LLC

  International Value Trust(8)      Seeks long-term growth of capital. To do
                                    this, the Portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

  Global Allocation Trust           Seeks total return, consisting of long-term
                                    capital appreciation and current income. To do this, the Portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. based on prevailing market conditions.

  Large Cap Trust                   Seeks to maximize total return, consisting
                                    of capital appreciation and current income.
                                    To do this, the Portfolio invests at least
                                    80% of its net assets in equity securities of U.S. large capitalization companies whose estimated fundamental value is greater than its market value at any given time.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY
  INVESTMENT MANAGEMENT INC.)

  Value Trust                       Seeks to realize an above-average total
                                    return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP

  Investment Quality Bond Trust     Seeks to provide a high level of current
                                    income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S.
                                    government bonds with intermediate to longer term maturities.

  Mid Cap Intersection Trust        Seeks long-term growth of capital. To
                                    do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

  Mid Cap Stock Trust
 (successor to Dynamic Growth Trust)Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

  Natural Resources Trust           Seeks long-term total return. To do this,
                                    the Portfolio invests at least 80% of its net assets in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets.

  Small Cap Growth Trust            Seeks long-term capital appreciation. To do
                                    this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

  Small Cap Value Trust             Seeks long-term capital appreciation. To do
                                    this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

WELLS CAPITAL MANAGEMENT, INCORPORATED

  Core Bond Trust                   Seeks total return consisting of income and
                                    capital appreciation. To do this, the
                                    Portfolio invests at least 80% of its net assets in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments that offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

  U.S. High Yield Bond Trust        Seeks total return with a high level of
                                    current income. To do this, the Portfolio invests at least 80% of its net assets in U.S. corporate debt securities that are below investment grade, including preferred and other convertible high yield securities.

WESTERN ASSET MANAGEMENT COMPANY

  High Yield Trust                  Seeks to realize an above-average total
                                    return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S. Government and foreign securities.

  Strategic Bond Trust              Seeks a high level of total return
                                    consistent with preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in fixed income securities across a range of credit qualities and may invest a substantial portion of its assets in obligations rated below investment grade.

  U.S. Government Securities Trust  Seeks to obtain a high level of current income consistent with preservation of
                                    capital and maintenance of liquidity. To do this, the Portfolio invests at least 80% of its net assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

                     BLACKROCK VARIABLE SERIES FUNDS, INC. (9)
    We show the Portfolio's manager in bold above the name of the Portfolio.



BLACKROCK INVESTMENT MANAGEMENT, LLC

  BlackRock Basic Value V. I. Fund  The investment objective of the Portfolio is to seek capital appreciation and,
                                    secondarily, income.

  BlackRock Value Opportunities
  V. I. Fund                        The investment objective of the Portfolio is
                                    to seek long-term growth of capital.

BLACKROCK ASSET MANAGEMENT U.K. LIMITED

  BlackRock Global Allocation
  V. I. Fund                        The investment objective of the Portfolio is
                                    to seek high total investment return.

                         PIMCO VARIABLE INSURANCE TRUST
    We show the Portfolio's manager in bold above the name of the Portfolio.

PACIFIC INVESTMENT MANAGEMENT COMPANY

  PIMCO VIT All Asset Portfolio     The Portfolio invests primarily in a
                                    diversified mix of: (a) common stocks of large and mid sized U.S. companies, and (b) bonds with an overall intermediate term average maturity.


------------


(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.



(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.



(3) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the mid cap range for S&P 500(R) was from $744 million to $468.29 billion, and for the S&P MidCap 400(R), was $302 million to $11.13 billion.



(4) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.



(5) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $25 million to $7.68 billion.



(6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Dow Jones Wilshire 5000 ranged from $25 million to $468.29 billion.



(7) "MSCI All Country World ex. U.S. Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalization range of the Index was $56 million to $309 billion.



(8) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.



(9)   Not available to Contracts issued on or after January 28, 2002.

VOTING INTEREST


You instruct us how to vote Portfolio shares.



We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.



During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.



During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.


We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                               V. Description of the Contract

ELIGIBLE PLANS

Contracts may have been issued to fund Qualified Plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types"). The Contracts is also designed so that it may be used with Non-Qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.

Effective September 25, 2007, we ceased offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA) unless, (a) we previously issued Contracts to that retirement plan and (b) the Purchase Payments to the new Contract were sent to us directly by your employer or the plan's administrator. We will not knowingly accept transfers from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a Section 403(b) Qualified Plan. We will require certain signed documentation in the event:

      - you purchased a Contract prior to September 25, 2007 that is intended to qualify under a Section 403(b) Qualified Plan; and

      - you direct us on or after September 25, 2007 to transfer some or all of your Contract Value to another annuity contract or other investment under a Section 403(b) Qualified Plan.

In the event that we do not receive the required documentation, and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.

ELIGIBLE GROUPS

John Hancock USA has issued Group Contracts to Venture(R) Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

ACCUMULATION PERIOD PROVISIONS


We impose limits on the minimum amount of Additional Purchase Payments.


Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. Except as noted below, the minimum initial Purchase Payment you paid for the Contract was $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. However, if you elected the optional Payment Enhancement (only available in New York), the minimum initial Purchase Payment was $10,000.


Additional Purchase Payments must be at least $30, unless you purchased a VEN 1 Contract. In that case, Additional Purchase Payments must be $25 for a VEN 1 Qualified Contract and $300 for a VEN 1 Non-Qualified Contract. Purchase Payments may be made at any time and must be in U.S. dollars.



We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.


John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

      - You purchased your Contract through a 1035 exchange or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions;

      - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000;

      - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000;

      - You purchased a Contract that will be used within our Individual 401(k) Program;

      - You purchased a new Qualified Plan Contract under an already existing qualified retirement plan AND the plan is currently invested in one or more qualified retirement plan Contracts established prior to June 1, 2004;

      - You purchased multiple Contracts issued in conjunction with a written Retirement Savings Plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, John Hancock USA may cancel a Contract at the end of any two consecutive Contract Years in which no Purchase Payments have been made, if both:

      - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

      - the Contract Value at the end of such two year period is less than $2,000.

Contracts issued by John Hancock New York may be cancelled at the end of any three consecutive Contract Years in which no Purchase Payments have been made as described above.


As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 Contract Fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").



You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).


The optional Payment Enhancement Rider was only available in New York.

Payment Enhancement


The optional Payment Enhancement Rider was not available for John Hancock New York Contracts issued prior to January 1, 2001 or on or after November 12, 2007 or for any John Hancock USA Contract. The Payment Enhancement Rider was only available with Contracts issued in New York by John Hancock New York. You may only have elected the Payment Enhancement Rider at issue and once elected is irrevocable. The minimum initial Purchase Payment required to elect the Payment Enhancement was $10,000. We imposed an additional fee for the Payment Enhancement Rider and Contracts with this feature will be subject to a higher withdrawal charge for a longer period of time.


If you elected the Payment Enhancement Rider, we add a Payment Enhancement to your Contract when you make a Purchase Payment. The Payment Enhancement is equal to 4% of the Purchase Payment and is allocated among Investment Options in the same proportion as your Purchase Payment. For John Hancock New York Contracts issued on or after July 12, 2004 and prior to November 1, 2004, or between October 16, 2006 and April 30, 2007, the Payment Enhancement was 5%. The Payment Enhancement is funded from John Hancock New York's General Account.

PURCHASE PAYMENTS WHICH ARE NOT ELIGIBLE FOR A PAYMENT ENHANCEMENT. If the Owner's spouse is the Beneficiary, the spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.

RIGHT TO REVIEW CONTRACT. If you exercised your right to return your Contract during the "ten day right to review period," John Hancock New York would have reduced the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. Therefore, you bore the risk that if the market value of the Payment Enhancement had declined, we would still have recovered the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement would not have been deducted from the amount paid to you. If a Contract was issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, John Hancock New York would have returned the Purchase Payments if this is greater then the amount otherwise payable.


TAX CONSIDERATIONS. Payment Enhancements are not considered to be "investment in the contract" for income tax purposes (see "VII. Federal Tax Matters").



MATTERS TO CONSIDER ABOUT THE PAYMENT ENHANCEMENT. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making Additional Purchase Payments, you and your registered representative should consider:


      -     The length of time that you plan to own your Contract;

      -     The frequency, amount and timing of any partial surrenders;

      -     The amount and frequency of your Purchase Payments.

Choosing the Payment Enhancement is generally advantageous except in the following situation: if you intend to make a single Purchase Payment to your Contract or a high initial Purchase Payment relative to renewal Purchase Payments and you intend to hold your Contract for more than 11 years.


We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges (see "VI. Charges and Deductions").


If you are considering making additional payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix B: "Qualified Plan Types").

ADDITIONAL CHARGES FOR THE PAYMENT ENHANCEMENT. If you elected the Payment Enhancement Rider, the Separate Account Annual Expenses are increased by 0.35%. The guaranteed interest rate on Fixed Investment Options is reduced by 0.35%. In addition, each Purchase Payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement is elected is 8% (as opposed to 6% with no Payment Enhancement) and the withdrawal charge period is 8 years if the Payment Enhancement is elected (as opposed to 7 years with no Payment Enhancement).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.


We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.



We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.



We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.



Value of Accumulation Units



The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.



We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:


      - your Purchase Payment transaction is complete before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) for that Business Day, or


      - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading of the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Sub-Account from one Business Day to the next (the "Valuation Period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Sub-Account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:


      - the net asset value per share of a Portfolio share held in the Sub-Account determined at the end of the current valuation period; plus



      - the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.



Where (b) is the net asset value per share of a Portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.


Where (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for Separate Account annual expenses.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

Transfers Among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.


You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.


Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.


Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.



To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another variable investment option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:


- restricting the number of transfers made during a define period;


- restricting the dollar amount of transfers;

      - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

      -     restricting transfers into and out of certain Sub-Account(s).


In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).


While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

ADDITIONAL TRANSFER REQUIREMENTS FOR VEN 1 AND VEN 3 CONTRACTS. We impose additional requirements under VEN 1 and VEN 3 Contracts. Under these Contracts, Owners may transfer all or part of their Contract Value to a Fixed Annuity Contract issued by us at any time. In such case, we will waive any withdrawal charge that would otherwise be applicable under the terms of the Contract. Similarly, we will permit holders of such fixed Contracts to transfer certain Contract Values to the Separate Account. In such case, the Contract Values transferred will be attributable to certain Purchase Payments made under the fixed Contract. For purposes of calculating the withdrawal charge under the Contract, the Contract Date will be deemed to be the date of the earliest Purchase Payment transferred from the fixed Contract and the date of other Purchase Payments transferred will be deemed to be the dates actually made under the fixed Contract. A transfer of all or a part of the Contract Value from one Contract to another may be treated as a distribution of all or a part of the Contract Value for Federal tax purposes.

Under the VEN 1 Contract, a Contract Owner may transfer prior to the Maturity Date amounts among Investment Accounts of the Contract without charge, but such transfers cannot be made on more than two occasions in any Contract Year. After annuity payments have been made for at least 12 months under a VEN 1 Contract, all or a portion of the assets held in a Sub-Account with respect to the Contract may be transferred by the Annuitant to one or more other Sub-Accounts. Such transfers can be made only once each 12 months upon notice to us at least 30 days before the due date of the first annuity payment to which the change will apply.


In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments (except under a Rider - see Appendix D - "Optional Guaranteed Minimum Withdrawal Benefits").

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions


We automatically permit you to request transfers and withdrawals by telephone. We also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the telephone number or internet address shown on page ii of this Prospectus.


To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

      -     any loss or theft of your password; or

      -     any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.


We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel are abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services - Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") Program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose to other Variable Investment Options until the amount in the Investment Option from which the transfer is made is exhausted. You may establish a DCA Fixed Investment Option under the DCA Program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

From time to time, we may offer special DCA Programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA Program.

The DCA Program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA Program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Sub-Account when the unit value is low; less when the unit value is high. However, the DCA Program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in the DCA Program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA Program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuities Service Center. There is no charge for participation in the DCA Program.

Special Transfer Services - Asset Rebalancing Program


We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program). You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.


For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing on the following time schedules:

      - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

      - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

      - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Secure Principal Program

Contracts issued prior to December 30, 2002 by John Hancock USA and Contracts issued prior to March 24, 2003 by John Hancock New York had the option to participate in our Secure Principal Program. Under the Secure Principal Program the initial Purchase Payment was split between a 7 year Fixed Investment Option and Variable Investment Options. We guarantee that percentage of the initial Purchase Payment you allocated to your 7 year Fixed Investment Option will grow to an amount at least equal to your total initial Purchase Payment at the end of the guaranteed period. The balance of the initial Purchase Payment was allocated among the Investment Options indicated on the Contract specifications page. You may obtain full information concerning the program and its restrictions from your securities dealer or the applicable Annuities Service Center.

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges and tax liability as a result.

Withdrawals


During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.


When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."


There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we may treat the partial withdrawal as a total withdrawal of the Contract Value.


We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

      - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      -     trading on the New York Stock Exchange is restricted;

      - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

      - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.


IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional minimum guaranteed withdrawal benefit Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit rider then available.


TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix B: "Qualified Plan Types").

You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services - The Income Plan


We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or the applicable Annuities Service Center. We do not charge a fee to participate in the IP program.


Optional Guaranteed Minimum Withdrawal Benefits


Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection, and Principal Returns optional benefit Riders that may provide guaranteed withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Bonus if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "Step-up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.


If you die during the Accumulation Period, we distribute death benefits that might exceed your Contract Value.


Death Benefits During Accumulation Period



The Contracts described in this Prospectus generally provide for distribution of death benefits if the Owner dies before the Annuity Commencement Date.


We use the term OWNER-DRIVEN when we describe death benefits under some versions of the Contracts (VEN 24, VEN 22 and VEN 20), where we determine a death benefit upon the death of the Owner during the Accumulation Period. Under these versions, we do not pay a death benefit upon the death of an Annuitant before the Maturity Date, unless:

      -     You, the Owner, are the Annuitant, or

      - We issued your Contract to an Owner that is not an individual (for example the Owner is a trust) and we deem the Annuitant to be the Owner for purposes of determining the death benefit.

We use the term ANNUITANT-DRIVEN when we describe death benefits under other versions of the Contracts (VEN 9, VEN 8, VEN 7, VEN 3 and VEN 1), where we determine a death benefit on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner during the Accumulation Period. Even under Annuitant-driven Contracts, however, we will make a distribution of Contract Value if you are the Owner, but not the Annuitant, and you predecease the Annuitant during the Accumulation Period. For purposes of determining the amount of any death benefits, we treat the Annuitant as an Owner under Non-Qualified Contracts where the Owner is not an individual (for example, the Owner is a corporation or a trust). We treat a change in the Annuitant or any co-Annuitant under this type of Annuitant-driven Contract as the death of the Owner and distribute Contract Value. In cases where a change in the Annuitant (or co-Annuitant) results in a distribution, we will reduce the amount by charges which would otherwise apply upon withdrawal. If a Non-Qualified Contract has both an individual and a non-individual Owner, we will determine death benefits as provided in the Contract upon the death of the Annuitant or any individual Owner, whichever occurs earlier.

The death benefit under Owner-driven and Annuitant-driven Contracts is the greater of:

      -     the Contract Value; or

      -     the respective minimum death benefit described below.

The minimum death benefits provided under both Owner-driven and Annuitant-driven Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. In addition, you may have purchased a Contract with an optional benefit Rider that will enhance the amount of death benefit.

You should read your Contract carefully to determine the minimum death benefit under your Contract and any enhanced death benefit payable during the Accumulation Period.

We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any optional enhanced death benefits that you may have purchased.

MINIMUM DEATH BENEFIT - OWNER-DRIVEN CONTRACTS. We describe principal features of the applicable minimum death benefit on Owner-driven Contracts in the text below each of the following tables.


 CONTRACT VERSION     AVAILABILITY(1)   DEATH BENEFIT BASED ON
-----------------   -----------------   ----------------------
  VENTURE(R) 2006   May 2006- present        Oldest Owner


(1)   Subject to availability in each state.


Minimum Death Benefit Limits: Adjustment for partial withdrawals. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals. We reduce the minimum death benefit proportionally in connection with partial withdrawals.



CONTRACT VERSION           AVAILABILITY(1)          DEATH BENEFIT BASED ON
----------------   ------------------------------   ----------------------
   Ven 20, 22           May 1998 - May 2006              Oldest Owner
Ven 24 (NY Only)   May, 1999 - May 2006 (NY Only)        Oldest Owner


(1)   Subject to availability in each state.


Minimum Death Benefit Limits: Adjustment for partial withdrawals. We limit the minimum death benefit on this type of VEN 20 AND VEN 22 Contract to $10 million, except for (a) Contracts issued in HI, MA, MN, NY & VT; (b) Contracts issued prior to July 25, 2003 in Illinois and Pennsylvania; and (c) Contracts issued prior to June 2, 2003 in all other states. We will also reduce the minimum death benefit proportionally in connection with partial withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.



Principal Features - Oldest Owner less than age 81 at issue. During the first Contract Year, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.



The minimum death benefit during any Contract Year after the first Contract Year equals the greater of (i) or (ii), where:



      (i) equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals; and



      (ii) is the greatest Anniversary Value prior to the oldest Owner's attained age 81. "Anniversary Value" is the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with partial withdrawals, since that Contract Anniversary.



Principal Features - Oldest Owner age 81 or more at issue. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.



CONTRACT VERSION       AVAILABILITY      DEATH BENEFIT BASED ON
----------------   -------------------   ----------------------
   Ven 20, 22      May 1994 - May 1998        Oldest Owner



      - Principal Features. Oldest Owner less than 81 at issue and Owner dies prior to his or her 85th birthday. During the first Contract Year, the minimum death benefit on this type of VEN 20 AND VEN 22 Contract is the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.



      - During any subsequent Contract Year, the minimum death benefit is the death benefit on the last day of the previous Contract Year, plus any Purchase Payments made and less any amounts deducted in connection with partial withdrawals since then. If any Owner dies after his or her 85th birthday, however, the minimum death benefit is the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.


Principal Features. Oldest Owner age 81 or more at issue. The minimum death benefit will be the Contract Value less any applicable withdrawal charge at the time of payment of benefits. For Contracts issued on or after October 1, 1997, we will waive any withdrawal charges applied against the death benefit.

The amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal. Withdrawal charges are not applied on payment of the death benefit (whether taken through a partial or total withdrawal or applied under an Annuity Option).

Limited Availability. We issued this version of the VEN 20, and VEN 22 Contracts in Puerto Rico and during the dates shown below:

FROM AUGUST 15, 1994 TO:       IN THE STATES OF:
---------------------------    -----------------
May 1, 1998                    Alaska, Alabama, Arizona, Arkansas, California,
                               Colorado, Delaware, Georgia, Hawaii, Idaho,
                               Illinois, Indiana, Iowa, Kansas, Kentucky,
                               Louisiana, Maine, Michigan, Mississippi,
                               Missouri, Nebraska, Nevada, New Jersey, New
                               Mexico, North Carolina, North Dakota, Ohio,
                               Oklahoma, Pennsylvania, Rhode Island, South
                               Carolina, South Dakota, Tennessee, Utah, Vermont,
                               Virginia, West Virginia, Wisconsin, Wyoming

June 1, 1998                   Connecticut

July 1, 1998                   Minnesota, Montana, District of Columbia

October 1, 1998                Texas

February 1, 1999               Massachusetts

March 15, 1999                 Florida, Maryland, Oregon

November 1, 1999               Washington

MINIMUM DEATH BENEFIT - ANNUITANT-DRIVEN CONTRACTS. We describe principal features of the applicable minimum death benefit on Annuitant-driven Contracts in the following sub-sections and in the text below each of the following tables.


Death of Annuitant who is not the Owner. We will pay the applicable minimum death benefit, less any Debt, to the Beneficiary upon the death of the Annuitant if the Owner is not the Annuitant and the Annuitant dies before the Owner and before the Annuity Commencement Date. If there is more than one such Annuitant, the minimum death benefit will be paid on the death of the last surviving co-Annuitant, if any, if death occurs before the Owner's death and before the Annuity Commencement Date. The death benefit will be paid either as a lump sum or in accordance with any of the distribution options available under the Contract. VEN 7, VEN 8 and VEN 9: An election to receive the death benefit under an Annuity Option must be made within 60 days after the date on which the death benefit first becomes payable. VEN 7, VEN 8 and VEN 9: Rather than receiving the minimum death benefit, the Beneficiary may elect to continue the Contract as the new Owner. (In general, a Beneficiary who makes such an election will nonetheless be treated for Federal income tax purposes as if he or she had received the minimum death benefit).



Death of Annuitant who is the Owner. We will pay the applicable minimum death benefit, less any Debt, to the Beneficiary if the Owner is the Annuitant, dies before the Annuity Commencement Date and is not survived by a co-Annuitant. VEN 7, VEN 8 and VEN 9: If the Contract is a Non-Qualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner (the person, persons or entity to become the Owner) instead of the Beneficiary. VEN 3: If the Contract is a Non-Qualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner or to the Contract Owner's estate. VEN 1: The Contract does not provide for co-Annuitants or successor Owners.



Death of Owner who is not the Annuitant. VEN 7, VEN 8 and VEN 9: If the Owner is not the Annuitant and dies before the Annuity Commencement Date and before the Annuitant, the successor Owner will become the Owner of the Contract. If the Contract is a Non-Qualified Contract, we will distribute an amount equal to the amount payable upon total withdrawal, without reduction for any withdrawal charge, to the successor Owner. If a Non-Qualified Contract has more than one individual Owner, the distribution will be made to the remaining individual Owner(s) instead of a successor Owner. VEN 3: If the Contract is a Non-Qualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner or to the Contract Owner's estate. VEN 1: If the Contract is a Non-Qualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the Contract Owner's estate.


CONTRACT VERSION          AVAILABILITY               DEATH BENEFIT BASED ON
----------------   -------------------------------   ----------------------
     Ven 7           August 1989 - April 1999            Any Annuitant
     Ven 8         September 1992 - February 1999        Any Annuitant
 Ven 9 (NY Only)   March 1992 - May 1999 (NY Only)       Any Annuitant

Principal Features of Minimum Death Benefit. During the first six Contract Years, the minimum death benefit on VEN 7, VEN 8 and VEN 9 Contract equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

During any subsequent six Contract Year period, the minimum death benefit is the death benefit as of the last day of the previous six Contract Year period plus any Purchase Payments made and less any amount deducted in connection with partial withdrawals since then.


If death occurs after the first of the month following the decedent's 85th birthday, the minimum death benefit will be the Contract Value on the date due proof of death and all required claim forms are received at the applicable Annuities Service Center.

CONTRACT VERSION         AVAILABILITY             DEATH BENEFIT BASED ON
----------------   ----------------------------   ----------------------
     Ven 3         November 1986 - October 1993        Any Annuitant
     Ven 1             June 1985 - June 1987           Any Annuitant

Principal Features of Minimum Death Benefit. During the first five Contract Years, the minimum death benefit on VEN 3 and VEN 1 Contracts equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

During any subsequent five Contract Year period:

      - For VEN 3, the minimum death benefit is the death benefit as of the last day of the previous five Contract Year period plus any Purchase Payments made and less any amount deducted in connection with partial withdrawals since then;

      - For VEN 1, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.


DETERMINATION OF DEATH BENEFIT. We determine the death benefit for both Owner-driven and Annuitant-driven Contracts on the date we receive written notice and "proof of death," as well as all required claims forms from all Beneficiaries, at the applicable Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at the applicable Annuities Service Center:


      -     a certified copy of a death certificate; or

      - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -     any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.


DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts." Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix
B: "Qualified Plan Types").


In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.


Except as otherwise stated above for certain Annuitant-driven Contracts, we will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.



Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account (JHSAA). Similar to a checking account, the JHSAA provides the beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.



If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following and as may be stated otherwise for certain Annuitant-driven Contracts:


      -     The Beneficiary will become the Owner.

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      -     We will allocate any excess of the death benefit over the Contract
            Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.


      -     No Additional Purchase Payments may be made.

      -     Withdrawal charges will be waived for all future distributions.


      - If the deceased Owner's spouse is the Beneficiary, the surviving spouse continues the Contract as the new Owner. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.



      - If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.


      - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.


We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Maturity Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.



A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.


Optional Enhanced Death Benefits

Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased:

      - GUARANTEED EARNINGS MULTIPLIER DEATH BENEFIT. (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between July 2001 and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier is available only at Contract issue and cannot be revoked once elected.

      - TRIPLE PROTECTION DEATH BENEFIT. (Not available in New York and Washington) John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

      - ANNUAL STEP DEATH BENEFIT. Under the Annual Step Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value"

                                       49
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            that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step Death benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General


Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract or a later date if we consent to the change. Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VIII. Federal Tax Matters"). Distributions may be required from Qualified Contracts before the Maturity Date.


A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant obtains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:


      - the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary (6th Contract Anniversary for Ven 7 and Ven 8 Contracts), and



      - the Maturity Date for Contracts issued on and after May 1, 2006 is the first of the month following the 90th birthday of the oldest Annuitant or, in some cases, the tenth Contract Anniversary, if later, unless the Contract's specifications page states otherwise or you later change the date.


You should review your Contract carefully to determine the Maturity Date applicable to your Contract.


You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.


Annuity Options


Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default, an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will provide either variable or fixed, or a combination variable and fixed, annuity payments at the Annuity Commencement Date. We will determine annuity payments based on the Investment Account Value of each Investment Option on that date. Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:


      - you will no longer be permitted to make any withdrawals under the Contract;

      - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

      -     we may not change the Annuity Option or the form of settlement; and


      -     your Guaranteed Minimum Death Benefit will terminate.


Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

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ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.


Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.



Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.



Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.



Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its `Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)



ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit Riders (i.e., an Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-up, or Principal Returns optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.



GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus for Life or an Income Plus for Life - Joint Life Rider. For the Income Plus for Life
- Joint Life Rider, this Annuity Option is available only if one Covered Person (see "Income Plus for Life Series Guaranteed Minimum Withdrawal Benefit Rider Definitions" in Appendix D), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump


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sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



      - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or



      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)



GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus for Life - Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



      - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or



      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)



GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain-- This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Annuity Commencement Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.



We determine the annual amount of Fixed Annuity payments under this option as the greater of:



      - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit rider that you purchased with your Contract, or



      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.



GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetime of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Annuity Commencement Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.


We determine the annual amount of Fixed Annuity payments under this option as the greater of:

      - the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract, or

      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.


GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This Annuity Option is available only if:



      - you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-up, or a Principal Returns optional benefit Rider; and



      - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.



This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)


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We determine the annual amount of Fixed Annuity payments under this option as the greater of:


      (a) the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection, or the Principal Returns Rider that you purchased with your Contract, or



      (b) the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.



FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:



      - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments" below for a description of an "Annuity Unit");


      - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

      - calculating the present value of these payments at the assumed interest rate of 3%.


If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.



PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender in the manner described above.



If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / c) / D)}, where:



      A equals the number of Annuity Units used to determine future payments before the commutation;



      B equals the dollar amount requested to be paid out as part of the commutation;



      C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and



      D   equals the Annuity Unit value on the day the commutation is executed.



For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.


You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.

FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract

                                       53
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Value as of the date not more than ten Business Days prior to the Annuity
Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.


The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Sub-Accounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Sub-Account by the Annuity Unit value of that Sub-Account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Sub-Account is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Sub-Account are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.


We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on page 40). The value of an Annuity Unit for each Sub-Account for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Sub-Account (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.


Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.


We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. (For VEN 1, VEN 3, VEN 7, VEN 8 and VEN 9 Contracts, the assumed interest is 4%.) The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.04%.


Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period


Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.


We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider and the last surviving Covered Person dies. Please read Appendix
D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.


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Optional Guaranteed Minimum Income Benefits

Please see Appendix E: "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract within the permitted time.

Right to Review


You may cancel the Contract by returning it to our Annuities Service Center or to your securities dealer at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.



No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable. If you purchased your Contract in New York with the optional Payment Enhancement Rider, we will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. See "Payment Enhancement" for additional information.


If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.

(Applicable to Residents of California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.

You own the Contract.

Ownership


Prior to the Maturity Date, the Contract Owner is the person designated in the Contract or certificate specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.



In the case of Non-Qualified Contracts, ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes. A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.



You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.



In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.


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GROUP CONTRACTS (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserve the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner's ability to exercise such rights and privileges.



In the case of a group annuity contract, we may not modify the group contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge as to any Contract issued after the effective date of the modification. (The VEN 8 Contract does not include "free withdrawal percentage" among Contract terms we are authorized to change on 60 days notice to the group holder.)



All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract. Prior to the Maturity Date, an Owner is the person designated in an application or as subsequently named. On and after a Contract's Maturity Date, the Annuitant is the Owner and after the death of the Annuitant, the Beneficiary is the Owner. In the case of Non-Qualified Contracts, ownership of the Contract may be changed at any time. In the case of Non-Qualified Contracts, an Owner may assign his or her interest in the Contract during the lifetime of the Annuitant prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. Assigning a Contract or interest therein, or changing the ownership of a Contract, may be treated as a distribution of all or a portion of the Contract Value for Federal tax purposes. Any change of ownership or assignment must be made in writing. Any change must be approved by us. Any assignment and any change, if approved, will be effective as of the date on which written. We assume no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.


ACCEPTANCE OF CONTRACTS. John Hancock USA has discontinued new applications and issuance of new group contracts.

The Annuitant is either you or someone you designate.

Annuitant


The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.



On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.


If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary


VEN 20, VEN 22, VEN 24, AND VENTURE(R) 2006 CONTRACTS. Under these Contacts, the Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.


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VEN 1, VEN 3, VEN 7, VEN 8 AND VEN 9 CONTRACTS. Under these Contracts, the
Beneficiary is initially designated in the application. You may change the Beneficiary during the lifetime of the Annuitant subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. Prior to the Maturity Date, if no Beneficiary survives the Annuitant, the Contract Owner or the Contract Owner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. In the case of certain Qualified Contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a Beneficiary.


Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity payment rates and the market value charge as to any Contracts issued after the effective date of the modification.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services-Dollar Cost Averaging Program" for details). However, we may make available Fixed Investment Options under the Contract in the future. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

When you purchased the Contract, certain Fixed Investment Options may have been available to you as detailed below.

John Hancock USA Contracts:

      - FIXED INVESTMENT OPTIONS UNDER VEN 7 AND VEN 8 CONTRACTS. For these Contracts, 1, 3 and 6 year Fixed Investment Options may have been available at issue. As of October 7, 2002, new Purchase Payments may not be allocated to the 1 and 3 year Fixed Investment Options and as of December 30, 2002, new Purchase Payments may not be allocated to the 6 year Fixed Investment Option.

      - FIXED INVESTMENT OPTIONS UNDER VEN 20 AND VEN 22 CONTRACTS. For these Contracts, 1 and 3 year Fixed Investment Options were available for Contracts issued prior to October 7, 2002. New Purchase Payments under these Contracts may not be allocated to the 1 or 3 year Fixed Investment Options but transfers from the Variable Investment Options will be permitted. For Contracts issued on and after October 7, 2002, Purchase Payments and transfers to the 1 and 3 year Fixed Investment Options are not allowed.

            In addition 5 and 7 year Fixed Investment Options were available for Contracts issued prior to December 30, 2002. New Purchase Payments under these Contracts may not be allocated to the 5 or 7 year Fixed Investment Options but transfers from the Variable Investment Options will be permitted. For Contracts issued on and after December 2002, Purchase Payments and transfers to the 5 and 7 year Fixed Investment Options are not allowed.

      -     FIXED INVESTMENT OPTIONS UNDER VENTURE(R) CONTRACTS (VENTURE(R)
            2006). Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will

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            earn interest at the rate we have set for that Fixed Investment
            Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

      - NO FIXED INVESTMENT OPTIONS FOR VEN 1 AND VEN 3 CONTRACTS. These Contracts do not provide for a fixed-dollar accumulation prior to the Maturity Date. You should disregard the description in this Prospectus of the Fixed Investment Options, Loans and the transfer and Dollar Cost Averaging provisions, to the extent that they relate to the Fixed Investment Options.

John Hancock New York Contracts:

      - FIXED INVESTMENT OPTIONS UNDER VEN 9 CONTRACTS. For these Contracts, 1, 3 and 6 year Fixed Investment Options may have been available at issue.

      - FIXED INVESTMENT OPTIONS UNDER VENTURE(R) CONTRACTS (VEN 24). For these Contracts, 1, 3, 5 and 7 year Fixed Investment Options may have been available at issue. If you purchased your Contract on or after March 24, 2003, you may not make Purchase Payments or transfers to the Fixed Investment Options. However, if you purchased your Contract prior to March 24, 2003 and elected any of the available Fixed Investment Options, you may be able to make Purchase Payments and transfer money from the Variable Investment Options to the Fixed Investment Options available under your Contract.

      -     FIXED INVESTMENT OPTIONS UNDER VENTURE(R) CONTRACTS (VENTURE(R)
            2006). Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.


Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.


TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.


You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.


Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period. If you do not specify a renewal option, we will select the one-year Fixed Investment Option.

MARKET VALUE CHARGE. Any amount withdrawn, transferred or borrowed from a Fixed Investment Account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The charge compensates us for our investment losses on amounts withdrawn, transferred or borrowed prior to the Maturity Date. The formula for calculating this charge is set forth in your Contract. A market value charge will be calculated separately for each Investment Account affected by a transaction to which a market value charge may apply. The market value charge for an Investment Account will be calculated by multiplying the amount withdrawn or transferred from the Investment Account by the adjustment factor described below. In the case of group Contracts, we reserve the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.

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For most Venture(R) Contracts, the adjustment factor is determined by the following formula: 0.75 x (B-A) x C/12 where:


     A =    The guaranteed interest rate on the Investment Account.



     B = The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn.



     C = The number of complete months remaining to the end of the guarantee period.


For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

For VEN 7, VEN 8 and VEN 9 Contracts, however, the maximum difference between "B" and "A" will be 3%. The adjustment factor will never be greater than 2 x (A-4%) and never less than zero. ("A" is the guaranteed interest rate on the Investment Account. "B" is the guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn).

The total market value charge will be the sum of the market value charges for each Investment Account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the Investment Account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

We make no market value charge on withdrawals from the Fixed Investment Options in the following situations:

      - death of the Owner (death of Annuitant under Ven 7, Ven 8 and Ven 9 Contracts);

      -     amounts withdrawn to pay fees or charges;

      - amounts applied at the Maturity Date to purchase an annuity at the guaranteed rates provided in the Contract;

      - amounts withdrawn from Investment Accounts within one month prior to the end of the guarantee period (applicable only to 3- and 6-year Fixed Investment Options for Ven 7, Ven 8 and Ven 9 Contracts);

      - amounts withdrawn from a one-year Fixed Investment Account (not applicable under Ven 7, Ven 8 and Ven 9 Contracts); and

      - amounts withdrawn in any Contract Year that do not exceed 10% of (i) total Purchase Payments less (ii) any prior partial withdrawals in that Contract Year.

In no event will the market value charge:

      - be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an Investment Account exceed an annual rate of 3%;

      - together with any withdrawal charges for an Investment Account be greater than 10% of the amount transferred or withdrawn; or

      - reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.

The cumulative effect of the market value and withdrawal charges could result in a Contract Owner receiving total withdrawal proceeds of less than the Contract Owner's Purchase Payments.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals."

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.


The market value charge described above may apply to withdrawals from any Investment Option except for a one year Investment Option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the Investment Option and deducted from the amount payable in the case of a total withdrawal. In the case of a partial


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withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining Investment Account value.


Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix B: "Qualified Plan Types."



LOANS. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007 in connection with Section 403(b) Qualified Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Loans" (See "VII. Federal Tax Matters"). The market value charge described above may apply to amounts transferred from the Fixed Investment Accounts to the Loan Account in connection with such loans and, if applicable, will be deducted from the amount so transferred. THE LOAN PRIVILEGE IS NOT AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.


CHARGES. No asset based charges are deducted from Fixed Investment Options.

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                           VI. Charges and Deductions



We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and Appendix C: "Optional Enhanced Death Benefits," Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders," and Appendix E: "Optional Guaranteed Minimum Income Benefits."


WITHDRAWAL CHARGES


If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal change on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments. We do not assess a withdrawal charge with respect to (i) earnings accumulated in the Contract, (ii) Payment Enhancements and any earnings attributable to Payment Enhancements (iii) certain other "free withdrawal amounts," described below or (iv) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below.



We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a Free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:



      - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and



      - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).



Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.



Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.



We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.



There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.



Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administrative fees may also be recovered from such other sources.


For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge." Withdrawals from the fixed account Investment Options may be subject to a market value charge in addition to the withdrawal charge. In the case of group annuity Contracts, we reserve the right to modify the withdrawal charge as to Contracts issued after the effective date of a change specified in written notice to the group holder.

VEN 1 WITHDRAWAL CHARGE. The withdrawal charge ("surrender charge") assessed under the VEN 1 Contract is 5% of the lesser of (1) the amount surrendered or
(2) the total of all Purchase Payments made within the sixty months immediately preceding the date of surrender. The charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete surrender when it is deducted from the amount otherwise payable. After the first Contract Year, no withdrawal charge will be made on that part of the first surrender in any Contract Year which does not exceed 10% of the Contract Value computed as of the date of such surrender. The right to surrender up to 10% of the Contract Value free of any withdrawal charge does not apply to Qualified Contracts issued as tax-sheltered annuities under Section 403(b) of the Internal Revenue Code. There is no withdrawal charge on distributions made as a result of the death of the Annuitant or Contract Owner. Under no circumstances will the total of all withdrawal charges exceed 5% of total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.

VEN 3 WITHDRAWAL CHARGE. The withdrawal charge assessed under the VEN 3 Contract is 5%. The free withdrawal amount in any Contract Year is the greater of: (1) 10% of the Contract Value at the beginning of the Contract Year, or (2) 10% of the total Purchase Payments made in the current Contract Year and the proceeding 4 Contract Years plus the amount of all unliquidated Purchase Payments made 5 or more Contract Years prior to the current Contract Year. Therefore, no withdrawal charge will apply to any Purchase Payment that has been in the Contract for at least 5 years. After all Purchase Payments have been liquidated, any remaining Contract Value (accumulated earnings) may be withdrawn free of charge. Under no circumstances will the total of all withdrawal charges exceed 5% of total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.

VEN 7, VEN 8 AND VEN 9 WITHDRAWAL CHARGE. In no event will the total withdrawal charges exceed 6% of the total Purchase Payments. In any Contract Year, the free withdrawal amount for that year is the greater of: (1) the excess of the Contract Value on the date of the withdrawal over the unliquidated Purchase Payments (the accumulated earnings on the Contract) or (2) 10% of the total Purchase Payments less any prior partial withdrawals in that Contract Year. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.

VEN 20, 22, 24 WITHDRAWAL CHARGE. We do not impose a withdrawal charge on amounts allocated to a free withdrawal amount and, in no event will the total withdrawal charges exceed 6% (8% if you elected the Payment Enhancement Rider in New York) of the total Purchase Payments. In any Contract Year, the free withdrawal amount for that year is the greater of: (1) 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year), and (2) the accumulated earnings of the Contract. For these purposes, "accumulated earnings" means the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments. Upon a full surrender of a Venture(R) Contract issued on and after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge. Upon full surrender of a John Hancock USA Contract issued before April 1, 2003, and for all John Hancock New York Contracts, we will liquidate the excess of the Contract Value over the free withdrawal amount, if lower.


Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.



             JOHN HANCOCK USA CONTRACTS - MAXIMUM WITHDRAWAL CHARGES
                           (as % of Purchase Payments)



                        VEN 20
                        VEN 22               VEN 7             VEN 1
                    VENTURE(R) 2006          VEN 8             VEN 3
                    ---------------          -----             -----
First Year                6%                  6%                5%
Second Year               6%                  6%                5%
Third Year                5%                  5%                5%
Fourth Year               5%                  4%                5%
Fifth Year                4%                  3%                5%
Sixth Year                3%                  2%                0%
Seventh Year              2%                  0%                0%
Thereafter                0%                  0%                0%

          JOHN HANCOCK NEW YORK CONTRACTS - MAXIMUM WITHDRAWAL CHARGES
                           (as % of Purchase Payments)



                        VEN 24               VEN 24
                    VENTURE(R) 2006     VENTURE(R) 2006
                     (With Payment      (Without Payment
                     Enhancement)         Enhancement)          VEN 9
                    ---------------     ----------------        -----
First Year                8%                   6%                6%
Second Year               8%                   6%                6%
Third Year                7%                   5%                5%
Fourth Year               7%                   5%                4%
Fifth Year                5%                   4%                3%
Sixth Year                4%                   3%                2%
Seventh Year              3%                   2%                0%
Eighth Year               1%                   0%                0%
Thereafter                0%                   0%                0%



Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA only)



In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:



      - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);



      -     the confinement began at least one year after the Contract Date;



      -     confinement was prescribed by a "Physician";



      - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and



      - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.



An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.



A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.



"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.



The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and was not available for Contracts issued prior to May 1, 2002. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59-1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").



ANNUAL CONTRACT FEE



We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and us in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, the fee will be waived. (There is no provision for waiver under VEN 1, VEN 3, VEN 7, VEN 8 and VEN 9 Contracts.) During the Accumulation Period, this Contract fee is deducted on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.

ASSET-BASED CHARGES

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks, assuming no optional benefit has been elected. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee


We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct on an annual basis from each Sub-Account a daily charge in an amount equal to 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees. (We do not separately identify a daily administration fee for VEN 1 Contracts.)


Mortality and Expense Risks Fee


The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period" on page 45). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.


To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge. The charge is an amount equal to 1.25% of the value of the Variable Investment Options on an annual basis for all Contracts except VEN 1 and VENTURE(R) 2006 Contracts, 1.30% for VEN 1 Contracts, and 1.00% for the first 7 Contract Years (8 Contract Years if you elect the Payment Enhancement Rider) and 0.85% thereafter for VENTURE(R) 2006 Contracts. In the case of individual Contracts, the rate of the mortality and expense risks charge cannot be increased. In the case of group Contracts, the rate of the mortality and expense risks charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:


      - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;



      - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;



      - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;



      - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;



      - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;


      - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of group Contracts, we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed.

We will eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, of any of our affiliates, or of the John Hancock Trust. In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

PREMIUM TAXES

We charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


                            PREMIUM TAX RATE(1)
STATE OR             QUALIFIED              NON-QUALIFIED
TERRITORY            CONTRACTS                CONTRACTS
---------            ---------              -------------
CA                     0.50%                    2.35%
GUAM                   4.00%                    4.00%
ME(2)                  0.00%                    2.00%
NV                     0.00%                    3.50%
PR                     1.00%                    1.00%
SD(2)                  0.00%                    1.25%(3)
WV                     1.00%                    1.00%
WY                     0.00%                    1.00%



(1)     Based on the state of residence at the time the tax is assessed.



(2)     We pay premium tax upon receipt of Purchase Payment.



(3)     0.80% on Purchase Payments in excess of $500,000.

                            VII. Federal Tax Matters


INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT --FEDERAL, STATE, OR LOCAL-- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS


We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.


The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS


At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax advisor for information on any optional benefit Riders.



When you take a withdrawal under a Non-Qualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments," below.


CHARITABLE REMAINDER TRUSTS



This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NON-QUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Annuity Commencement Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Annuity Commencement Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-Qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.



There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.


Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

      - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

      - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

      - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

      - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

      - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

      - received on or after the date on which the Contract Owner reaches age 59-1/2;

      - attributable to the Contract Owner becoming disabled (as defined in the tax law);

      - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

      - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

      -     made under a single-premium immediate annuity contract; or

      - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59-1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.


Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract

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holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.


We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.



QUALIFIED CONTRACTS
(Contracts Purchased for a Qualified Plan, including IRAs)



The Contracts are also available for use in connection with certain types of retirement plans, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.



We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.



The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.



Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.


Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70-1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.


Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

      - received on or after the date on which the Contract Owner reaches age 59-1/2;

      - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

      - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59-1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.



These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.



When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.



Rollovers and Transfers



If permitted under your plan, you may take a distribution:



      - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;



      - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;



      - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or



      - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans;



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, take the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in
Section 457(b) of the Code and transfer it to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.


You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married tax payer filing a separate return. This type of rollover is taxable.


In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to trustee transfer of plan assets.


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Withholding on Rollover Distributions



Eligible rollover distributions from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under
Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.



Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. (See "Conversions and Rollovers to Roth IRAs," below.)



If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.


We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you.. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

      -     you have adjusted gross income over $100,000; or

      -     you are a married tax payer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you will pay the tax due on the conversion of a Qualified Contract to a Roth IRA from resources outside of the Contract. Similarly, you may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Loans


We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a guaranteed minimum withdrawal benefit Rider.



If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.


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Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.


SEE YOUR OWN TAX ADVISOR



The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.


                                       72
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                              VIII. General Matters


ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM
(for Contracts issued by John Hancock USA)

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a Variable Annuity Contract issued under the ORP only upon:

      - termination of employment in the Texas public institutions of higher education;

      -     retirement;

      -     death; or

      -     the participant's attainment of age 70-1/2.

Accordingly, before any amounts may be distributed from the Contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP. Loans are not available under Contracts subject to the ORP.

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").



We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the Contracts described in this Prospectus that they would not pay in connection with the sale of other Contracts issued by unaffiliated companies.

A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the Contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Standard Compensation


The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").


Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and NASD rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2007, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.



To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker dealers may receive additional payments from us, either directly or through JH Distributors and its affiliates, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements payments may include, for example, payments in connection with the firm's "due diligence" examination of the Contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions contests and/or contests promotions in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards,. as my be permitted by applicable NASD rules and other applicable laws and regulations.


In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

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

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

Contracts Sold Directly Without Payment of Any Sales Compensation


The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. For such Contracts we waive withdrawal charges on full and partial surrenders of the Contract. The following classes of individuals are eligible for this waiver:


      - officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife , the John Hancock Trust or any of their affiliates; and

      - employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (2) have approved the payment of the credit to their employees and registered representatives.

CONFIRMATION STATEMENTS

We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

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            APPENDIX A: Examples of Calculation of Withdrawal Charge
              (for Ven 20, 22, 24, and Venture(R) 2006 Contracts)

The following examples do not illustrate withdrawal charges applicable to VEN 7, VEN 8, VEN 9, VEN 3 or VEN 1 Contracts. The length and duration of these withdrawal charges for these versions of the Contract differs as shown in the Fee Tables.

EXAMPLE 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, there are no partial withdrawals, and the Payment Enhancement is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values. During any Contract Year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

                                                                          WITHDRAWAL CHARGE
CONTRACT        HYPOTHETICAL       FREE WITHDRAWAL        PAYMENTS        -----------------
  YEAR         CONTRACT VALUE          AMOUNT            LIQUIDATED       PERCENT    AMOUNT
--------       --------------      ---------------       ----------       -------    ------
   2              $55,000            $ 5,000(1)          $ 50,000            6%      $3,000
   4               50,500              5,000(2)            45,500            5%       2,275
   6               60,000             10,000(3)            50,000            3%       1,500
   7               35,000              5,000(4)            45,000(4)         2%         900
   8               70,000             20,000(5)            50,000            0%           0

(1) In the second Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free withdrawal amount).


(2) In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free withdrawal amount).


(3) In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (Contract Value less free withdrawal amount).


(4) In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000), so the free withdrawal amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for any John Hancock New York Contract, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).


(5) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 7 years.

EXAMPLE 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, the Payment Enhancement is not elected, and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.


The free withdrawal amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100%of all prior withdrawals in that Contract Year.


                                                                          WITHDRAWAL CHARGE
 HYPOTHETICAL      PARTIAL WITHDRAWAL    FREE WITHDRAWAL     PAYMENTS     -----------------
CONTRACT VALUE          REQUESTED            AMOUNT         LIQUIDATED    PERCENT    AMOUNT
--------------     ------------------    ---------------    ----------    -------    ------
    65,000                2,000             15,000(1)              0         5%          0
    49,000                5,000              3,000(2)          2,000         5%        100
    52,000                7,000              4,000(3)          3,000         5%        150
    44,000                8,000                  0(4)          8,000         5%        400

(1) For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.

(2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

(3) The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 <0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

(4) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        APPENDIX B: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities


Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA, discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.


The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions


In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59-1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.


The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70-1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

      -     made after the Owner attains age 59-1/2;

      -     made after the Owner's death;

      -     attributable to the Owner being disabled; or

      -     a qualified first-time homebuyer distribution within the meaning of
            Section 72(t) (2) (F) of the Code.


In addition, distributions from Roth IRAs need not commence when the Owner attains age 70-1/2. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.



If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.



Conversion or Direct Rollover to a Roth IRA



You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:


      -     you have adjusted gross income over $100,000; or

      -     you are a married tax payer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.

SIMPLIFIED EMPLOYEE PENSIONS (SEP - IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP - IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK COMPETENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      -     earnings on those contributions; and

      - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59-1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any transfer of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution providing the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.


CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.

Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70-1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70-1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70-1/2 or, if later, retires.

               APPENDIX C: Optional Enhanced Death Benefit Riders

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Venture(R) Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.


YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.


THE FOLLOWING IS A LIST OF THE VARIOUS OPTIONAL ENHANCED DEATH BENEFIT RIDERS THAT YOU MAY HAVE HAD AVAILABLE TO YOU AT ISSUE. NOT ALL RIDERS WERE AVAILABLE AT THE SAME TIME OR IN ALL STATES.


      - GUARANTEED EARNING MULTIPLIER DEATH BENEFIT - NOT OFFERED IN NEW YORK OR WASHINGTON



      -     TRIPLE PROTECTION DEATH BENEFIT - NOT OFFERED IN NEW YORK OR
            WASHINGTON



      -     ENHANCED DEATH BENEFIT (VEN 7 AND VEN 8 CONTRACTS ONLY)



      -     ANNUAL STEP DEATH BENEFIT (VENTURE(R) 2006 CONTRACTS ONLY)


GUARANTEED EARNINGS MULTIPLIER (Not offered in New York or Washington)

Depending on availability, you may have elected the optional Guaranteed Earnings Multiplier benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under Guaranteed Earnings Multiplier. Election of Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:

      (i) is equal to the Guaranteed Earnings Multiplier benefit prior to the withdrawal; and

      (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and Guaranteed Earnings Multiplier will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner's death and the death benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

Termination of Guaranteed Earnings Multiplier

Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including Guaranteed Earnings Multiplier) as the new Owner.

Guaranteed Earnings Multiplier Fee

A daily charge in an amount equal to 0.20% of the value of each Variable Investment Option on an annual basis is deducted from each Sub-Account for Guaranteed Earnings Multiplier.

Qualified Retirement Plans

If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Guaranteed Earnings Multiplier) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

THE ELECTION OF GUARANTEED EARNINGS MULTIPLIER ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

TRIPLE PROTECTION DEATH BENEFIT
(Not offered in New York or Washington)

Depending on availability, you may have elected the Triple Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under Triple Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December, 2003 and December, 2004.

Once Triple Protection Death Benefit is elected, it is irrevocable. If Triple Protection Death Benefit is elected, the death benefit paid under Triple Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional fee of 0.50% (as a percentage of the Triple Protection Death Benefit) is imposed for Triple Protection Death Benefit (see "Triple Protection Death Benefit Fee" below). Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.

The death benefit paid under Triple Protection Death Benefit ("Triple Protection Death Benefit") is determined as of the date on which written notice and proof of death and all required forms are received at the Company's Annuities Service Center in good order. The amount of the Triple Protection Death Benefit is equal to:


      -     The "Enhanced Earnings Death Benefit" factor plus the greatest of:


      -     the Contract Value;

      -     the Return of Purchase Payments Death Benefit Factor;

      -     the Annual Step Death Benefit Factor; or

      -     the Graded Death Benefit Factor.

WE MAY OFFER OTHER OPTIONAL RIDERS WHOSE BENEFITS AND THE NAMES OF SUCH BENEFITS ARE SIMILAR TO THE TRIPLE PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE. THESE OTHER OPTIONAL RIDERS ARE SEPARATE AND DISTINCT FROM THE TRIPLE PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE, THEY CONTAIN SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.

If there is any Debt, the Triple Protection Death Benefit equals the amount described above less Debt under the Contract.

If the Beneficiary is the deceased Owner's spouse, and the Triple Protection Death Benefit is not taken in one sum immediately, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:

      - The Triple Protection Death Benefit paid upon the first Owner's death ("first Triple Protection Death Benefit") is not treated as a Purchase Payment to the Contract;

      - In determining the "Enhanced Earnings Death Benefit" Factor (see "Enhanced Earnings Death Benefit Factor" below), on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the "Enhanced Earnings Death Benefit" Factor;

      - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Withdrawal Reductions" below).

"Enhanced Earnings Death Benefit" Factor.

For purposes of the Triple Protection Death Benefit, the "Enhanced Earnings Death Benefit" factor is equal to 50% multiplied by Earnings, as defined under the "Enhanced Earnings Death Benefit" Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the "Enhanced Earnings Death Benefit" Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Example" and "Withdrawal Reductions" below.)

The Maximum "Enhanced Earnings Death Benefit" Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:

      -     The "Earnings Basis" is equal to 150% of $100,000, or $150,000.

      -     "Earnings" is equal to $175,000 minus $150,000, or $25,000.

      - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.

NOTE THAT FOR PURPOSES OF THE TRIPLE PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).

Annual Step Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Annual Step Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary (see "Withdrawal Reductions" below.)

Graded Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

1. is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

  NUMBER OF COMPLETE YEARS
PAYMENT HAS BEEN IN CONTRACT        PAYMENT MULTIPLIER*
----------------------------        -------------------
              0                             100%
              1                             110%
              2                             120%
              3                             130%
              4                             140%
              5                             150%


* If a Purchase Payment is received on or after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. THUS, FOR PURCHASE PAYMENTS MADE ON OR AFTER THE OLDEST OWNER REACHES ATTAINED AGE 71, THE BENEFIT PROVIDED BY THE GRADED DEATH BENEFIT FACTOR IS EQUAL TO THE BENEFIT PROVIDED BY THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR.


2. is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options

At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY THE OWNER IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

Termination of Triple Protection Death Benefit Rider

The Owner may not terminate the Triple Protection Death Benefit Rider. However, Triple Protection Death Benefit will terminate automatically upon the earliest of:

      -     the date the Contract terminates;

      -     the Maturity Date; or

      - the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Triple Protection Death Benefit Fee

Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Qualified Retirement Plans

If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Triple Protection Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

ENHANCED DEATH BENEFIT


An Enhanced Death Benefit was available for certain VEN 7 and VEN 8 Contracts. If you purchased this optional benefit Rider, we "step-up" the minimum death benefit each Contract Year instead of the six Contract Year period described in the "Death Benefits During the Accumulation Period" section of the Prospectus. In addition, if the Annuitant dies after the first of the month following his or her 85th birthday, the death benefit during the Accumulation Period is the greater of:


      -     the Contract Value; or

      - the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

If you purchased this optional benefit, you paid the greater of (i) at least 10% of all Purchase Payments made to the Contract through the date the Enhanced Benefit first became available in the state where your Contract was issued, or
(ii) $10,000.

This Enhanced Death Benefit became available for VEN 7 and VEN 8 Contracts issued:

AFTER:                       IN THE STATES OF:
August 15, 1994              Florida, Maryland and Washington
October 3, 1994              Idaho, New Jersey and Oregon
January 3, 1995              California

This Enhanced Death Benefit was also available for Contracts issued prior to August 15, 1994. Contracts with a Contract Date prior to the date the Enhanced Death Benefit first became available in that state may also be exchanged for a new Contract which provides for an alternative enhanced death benefit.

Annual Step Death Benefit

You may have elected the optional Annual Step Death Benefit for an additional charge of 0.20% of the value of the Variable Investment Options. Election of this optional benefit may only have been made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step Death Benefit is the greater of:

      - the death benefit described under "Death Benefit During Accumulation Period"; or

      -     the Annual Step Death Benefit.


The Annual Step Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:


      (i) is equal to the optional Annual Step Death Benefit prior to the withdrawal; and

      (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the oldest Owner is age 80 or older on the effective date of the Optional Annual Step Death Benefit, the Annual Step Death Benefit is zero. THEREFORE, IF THE OLDEST OWNER OF A CONTRACT WERE AGE 80 OR OLDER, THE OPTIONAL ANNUAL STEP DEATH BENEFIT MAY NOT HAVE BEEN ELECTED.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects continue the Contract, the Contract and the Optional Annual Step Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step Death Benefit. In determination of the optional Annual Step Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first death benefit is paid.


TERMINATION OF THE OPTIONAL ANNUAL STEP DEATH BENEFIT. The Optional Annual Step Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Annuity Commencement Date; or (c) the date on which the Optional Annual Step Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step Death Benefit) as the new Owner.


ANNUAL STEP DEATH BENEFIT FEE. A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Sub-Account for the Annual Step Death Benefit.

QUALIFIED PLANS. If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step Death Benefit) may have on your plan (see Appendix C to the Prospectus). Please consult your tax advisor.

THE ADDITION OF THE ANNUAL STEP DEATH BENEFIT TO A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

           APPENDIX D: Optional Guaranteed Minimum Withdrawal Benefits


You may have elected to purchase optional benefits when you purchase a Contract. If available in your state, you may have selected one of the following "guaranteed minimum withdrawal benefit" Riders:



      -     Income Plus for Life



      -     Income Plus for Life - Joint Life


      -     Principal Plus

      -     Principal Plus for Life

      -     Principal Plus for Life Plus Automatic Annual Step-up

      -     Principal Plus for Life Plus Spousal Protection


      -     Principal Returns



If you purchased any of these optional guaranteed minimum withdrawal benefit Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where available, we only permitted one guaranteed minimum withdrawal benefit Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.


You also may have elected an optional Enhanced Death Benefit Rider or a Guaranteed Minimum Income Benefit Rider.

We describe each of these optional benefit Riders in the Appendices C and E, respectively.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS

We use the definitions that follow to describe how our guaranteed minimum withdrawal benefit ("GMWB") Riders work. Please see the separate sections on each Rider for additional details on defined terms. AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the Covered Person attains age 95 under each of the GMWB Riders except Income Plus for Life-Joint Life, Principal Plus for Life Plus Spousal Protection and Principal Plus, where it means the older Owner attains age 95.

BENEFIT BASE means a value we use to determine the Lifetime Income Amount with the Income Plus for Life and Income Plus for Life - Joint Life Riders; please refer to the separate sections on those Riders.

BONUS OR LIFETIME INCOME BONUS, and BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means an increase in the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods." In certain marketing materials, the Bonus may be referred to as the "Deferral Credit." These terms are further defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.

BONUS PERIOD (applicable to all GMWB Riders except certain Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Contracts, and all Principal Plus for Life Plus Spousal Protection and Principal Returns Contracts) or LIFETIME INCOME BONUS PERIOD (applicable only to Income Plus for Life Series Riders) means:

      -     initially, the first 10 Contract Years;

      - each time a Step-up occurs, the Bonus Period extends to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.


For Principal Plus, the Bonus Period is the first five Contract Years. For Principal Plus for Life Plus Spousal Protection and initially for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up, it was the lesser of the first ten Contract Years or each Contract Year up to the Contract Year when the Covered Person attains age 80.


COVERED PERSON is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.

EXCESS WITHDRAWAL is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.

FIRST YEAR PURCHASE PAYMENTS applies only to Principal Returns; please refer to the separate section on that Rider.

GUARANTEED WITHDRAWAL AMOUNT (for Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection and Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted. For details applicable to each of these Riders, please refer to the separate Rider sections.

GUARANTEED WITHDRAWAL BALANCE (for Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection and Principal Returns) means generally the total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period. For details applicable to each of these Riders, please refer to the separate Rider sections.

LIFETIME INCOME AMOUNT (for all GMWB Riders except Principal Plus and Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). For details applicable to each of these Riders, please refer to the separate Rider sections.

LIFETIME INCOME DATE (for all GMWB Riders except Principal Plus and Principal Returns) means generally the date on which we determine the Lifetime Income Amount. For details applicable to each of these Riders, please refer to the separate Rider sections.

RESET means a reduction in GMWB values due to Excess Withdrawals. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.

STEP-UP means an increase in GMWB values. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS


Each of our guaranteed minimum withdrawal benefit Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders (except for Principal Plus and Principal Returns, which are described below) will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:



      - by a Bonus or "Target Amount" adjustment (see "Target Amount" on page D-13 for Income Plus for Life and page D-18 for Income Plus for Life - Joint Life) if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;



      - as a result of a Step-up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or



      -     if you make an Additional Purchase Payment up to specified limits.



Our Principal Plus and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchased the Rider. In addition, when you purchased a Principal Returns Rider, we guaranteed that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years (see "Principal Returns" below).



Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amount permitted under the terms of the Rider you select, however, we may Reset the guaranteed minimum amount. For the Principal Returns Rider, if you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.


Availability


You were permitted to elect a guaranteed minimum withdrawal benefit rider at the time you purchased a Contract, provided:


      - the Rider was available for sale in the state where the Contract was sold;

      - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and


      - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).



Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.



We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. We did not make the Income Plus for Life, Principal Plus (for Qualified Contracts), Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or Principal Returns Riders available if you were age 81 or older at the time you purchased your Contract. If you elected an Income Plus for Life - Joint Life or Principal Plus for Life Plus Spousal Protection Rider, the older of you and your spouse must not have been age 81 or older (and must both have qualified as Covered Persons). Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other. For example:



      Assume you purchased a Contract on NOVEMBER 1, 2006 and wanted to elect the Principal Plus for Life Plus Spousal Protection Rider.



      EXAMPLE #1



      You are born JULY 1, 1941 and your spouse is born JUNE 1, 1947.



            - Since your birthdates are 5 YEARS AND 11 MONTHS apart, YOU MAY elect the Principal Plus for Life Plus Spousal Protection Rider when you purchase your Contract.



      EXAMPLE #2



      You are born JULY 1, 1941 and your spouse is born AUGUST 1, 1947.



            - Since your birthdates are 6 YEARS AND 1 MONTH apart, YOU MAY NOT elect the Principal Plus for Life Plus Spousal Protection Rider.



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for another optional guaranteed minimum withdrawal benefit Rider after you purchase a Contract. Please see Appendix FE - "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.



Purchase Payments



RESTRICTIONS ON CONTRACTS WITH GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. If you purchased a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's "Settlement Phase" (see "Settlement Phase" in each separate GMWB Rider section below). Other limitations on additional payments may vary by state.



Special Purchase Payment limits on "Non-Qualified" Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:



      - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



Special Purchase Payment limits on "Qualified" Contracts (not applicable to Principal Plus, which applies Non-Qualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:



      - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
            65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;



      - for the year that you become age 70-1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but


      - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor regarding your guaranteed minimum withdrawal benefit Rider for further information on tax rules affecting Qualified Contracts, including IRAs.


General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT (Applicable to Income Plus for Life and Income Plus for Life - Joint Life). Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:



      - The excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits); over



      - Any Withdrawal Amount reduced by any Purchase Payment since the later of the Lifetime Income Date or the latest:



            -     date of a Purchase Payment that we applied to the Benefit
                  Base,



            -     Reset date, or



            -     effective date of a Step-up.



Examples 1d and 2d in the "Guaranteed Minimum Withdrawal Benefit Examples" at the end of this Appendix illustrate how each of these transactions affects the Benefit Base and Lifetime Income Amount.



In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:



      - (for Income Plus for Life) 5% of the Benefit Base in effect immediately after the Purchase Payment; or



      - (for Income Plus for Life - Joint Life) 4.75% of the Benefit Base in effect immediately after the Purchase Payment.



We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the Additional Purchase Payment.



IMPACT ON GUARANTEED WITHDRAWAL BALANCE AND GUARANTEED WITHDRAWAL AMOUNT AND LIFETIME INCOME AMOUNT (applicable to Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection). We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:



                - In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or



                - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.


      In the case of the Lifetime Income Amount, to equal the lesser of:

                - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

                - the Lifetime Income Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

IMPACT ON GUARANTEED WITHDRAWAL BALANCE AND GUARANTEED WITHDRAWAL AMOUNT (applicable to Principal Plus and Principal Returns). We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it:

      In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

                - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment. We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment.

Rider Fees

We charge an additional fee on each Contract Anniversary for a guaranteed minimum withdrawal benefit Rider, and reserve the right to increase the fee on the effective date of each Step-up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:

      -     on the date we determine the death benefit;


      - after the Annuity Commencement Date at the time an Annuity Option begins; or


      -     on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the "Settlement Phase" or after the Annuity Commencement Date once an Annuity Option begins.



FEE FOR INCOME PLUS FOR LIFE SERIES RIDERS. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus for Life or Income Plus for Life - Joint Life fee on the effective date of each Step-up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary adjusted for any Step-up, Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus fee on the effective date of each Step-up. In such a situation, the Principal Plus fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The fee is equal to 0.60% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. The fee is equal to 0.65% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Returns fee on the effective date of each Step-up. In such a situation, the Principal Returns fee will never exceed 0.95%.



Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments



If you choose to take withdrawals under one of our guaranteed minimum withdrawal benefit Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").



When you take withdrawals:



      -     you will have the flexibility to start and stop withdrawals;



      - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);



      - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;



      - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and



      -     you reduce the Contract Value available for annuitization.

When you annuitize:



      - you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);



      - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);



      -     you will no longer have access to the Contract Value; and



      - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



Additional Annuity Options



In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a guaranteed minimum withdrawal benefit Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 85th birthday (for all Contracts except VENTURE(C) 2006) or the 90th birthday (for VENTURE(C) 2006) of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."



Tax Considerations


See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans

The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our guaranteed minimum withdrawal benefit Riders.

INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

If you elected to purchase any of our Guaranteed Minimum Withdrawal Benefit Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

If you purchased any of our guaranteed minimum withdrawal benefit Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Under our current rules, you must invest either:

      (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

      (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).


You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal (see "Accumulation Period Provisions - Withdrawals" on page 44). We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.


YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

Available Individual Investment Options


If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, we restrict the individual Investment Options to which you may allocate your Contract Value. These currently available Investment Options invest in the following Portfolios:



      -     American Asset Allocation Trust



      -     American Fundamental Holdings Trust



      -     American Global Diversification Trust



      -     Franklin Templeton Founding Allocation Trust



      -     Lifestyle Growth Trust (not available with Principal Returns)



      -     Lifestyle Balanced Trust



      -     Lifestyle Moderate Trust



      -     Lifestyle Conservative Trust



      -     Index Allocation Trust



      -     Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, we will not allow transfers into the restricted Investment Option and you may not allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.


FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



Available Model Allocations



You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.



None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.



WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

The Model Allocations are:



          MODEL ALLOCATION NAME             MODEL ALLOCATION PERCENTAGE               PORTFOLIO NAME
-----------------------------------------   ---------------------------   ------------------------------------------
American Global Diversification                         50%               American Global Growth Trust
                                                        20%               American Bond Trust
                                                        15%               American Global Small Capitalization Trust
                                                        10%               American High-Income Bond Trust
                                                        5%                American New World Trust

Fundamental Holdings of America                         35%               American Bond Trust
                                                        25%               American Growth-Income Trust
                                                        25%               American Growth Trust
                                                        15%               American International Trust

Global Balanced                                         30%               Fundamental Value Trust
(not available after April 30, 2007)(1)                 25%               American International Trust
                                                        25%               Global Allocation Trust
                                                        20%               Global Bond Trust

Blue Chip Balanced                                      40%               Investment Quality Bond Trust
(not available after April 30, 2007)(1)                 30%               American Growth Trust
                                                        30%               American Growth-Income Trust

Value Strategy                                          30%               Core Equity Trust
(not available after February 10, 2006)(1)              30%               Equity-Income Trust
                                                        20%               Active Bond Trust
                                                        20%               Strategic Bond Trust

Growth Blend                                            40%               Blue Chip Growth Trust
(not available after February 10, 2006)(1)              20%               American Growth-Income Trust
                                                        20%               Active Bond Trust
                                                        20%               Strategic Bond Trust

Core Holdings of America                                35%               Active Bond Trust
(not available after August 1, 2005)(1)                 25%               American Growth Trust
                                                        25%               American Growth-Income Trust
                                                        15%               American International Trust

Core Solution                                           34%               Strategic Income Trust
(not available after April 30, 2005)(1)                 33%               U.S. Global Leaders Growth Trust
                                                        33%               Classic Value Trust

Value Blend                                             40%               Equity-Income Trust
(not available after April 30, 2005)(1)                 20%               American Growth Trust
                                                        20%               Active Bond Trust
                                                        20%               Strategic Bond Trust

Global                                                  30%               International Value Trust
(not available after April 30, 2005)(1)                 30%               Global Bond Trust
                                                        20%               U.S. Large Cap Trust
                                                        20%               Blue Chip Growth Trust



(1) If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.



We reserve the right to:


      - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;

      - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;

      -     limit your ability to transfer between existing Investment Options;
            and/or

      - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.


INCOME PLUS FOR LIFE SERIES



Income Plus for Life Series Definitions



Unless specified otherwise, the following definitions apply to both the Income Plus for Life and Income Plus for Life - Joint Life Riders:



AGE 65 CONTRACT ANNIVERSARY MEANS the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:



      -     the Covered Person attains age 95 under Income Plus for Life; or



      -     the older Owner attains age 95 under Income Plus for Life-Joint
            Life.



BENEFIT BASE means:



      -     a value we use to determine the Lifetime Income Amount.



      - The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base.



      - We may adjust the Benefit Base to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.



      -     The maximum Benefit Base is $5 million.



Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount.



BONUS OR LIFETIME INCOME BONUS means an increase in the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."



BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means:



      -     Initially, the first 10 Contract Years;



      - Each time a Step-up occurs, the Bonus Period extends to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



COVERED PERSON means (for Income Plus for Life):



      - The person whose life we use to determine the duration of the Lifetime Income Amount payments;



      - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.



COVERED PERSON means (for Income Plus for Life - Joint Life):


      - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.

      - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.


   (For Income Plus for Life - Joint Life Non-Qualified Contracts):



      -     both the spouses must be named as co-Owners of the Contract; or



      - if only one spouse is named as an Owner of the Contract, the other spouse must be designated as the Beneficiary of the

            Contract.



   (For Income Plus for Life - Joint Life Qualified Contracts):



      - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and



      -     the Owner's spouse must be the designated Beneficiary.



A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page 45 for additional information on the impact of divorce.)



EXCESS WITHDRAWAL means:



      - (for Income Plus for Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 5.0% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments;



      - (for Income Plus for Life - Joint Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 4.75% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; and



      - (for Income Plus for Life and Income Plus for Life - Joint Life) Any withdrawal you take on and after the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.



LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as:



      - (for Income Plus for Life) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



      - (for Income Plus for Life - Joint Life) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.



We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.



Any reduction or increase in the Benefit Base will result in a corresponding reduction or increase in the Lifetime Income Amount.



LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if:



      - (for Income Plus for Life) you are age 59-1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59-1/2 (age 61 in NY).



      - (for Income Plus for Life - Joint Life) both you and your spouse are age 59-1/2 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the younger spouse would attain age 59-1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



RESET means a reduction of the Benefit Base if you take Excess Withdrawals.



STEP-UP means an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Income Plus for Life



The Income Plus for Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Covered Person is age 59-1/2 or older when you purchase the Income Plus for Life Rider (age 61 or older for Riders issued in New York), the initial Lifetime Income Amount equals 5% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 5% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime Income Amount if you take withdrawals in excess of the Lifetime Income Amount. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page D-13). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.



The version of the Income Plus for Life Rider issued in the state of New York (the "NY Income Plus for Life Rider") includes differences in five features of the Income Plus for Life Rider available outside of New York. Those features are:



      -     Lifetime Income Date;



      -     Lifetime Income Bonuses;



      -     Change of Riders;



      -     Impact of Withdrawals on Guaranteed Minimum Death Benefit; and



      -     Withdrawals under the Life Expectancy Distribution Program.



We describe the NY Income Plus for Life Rider differences in the discussions of these Income Plus for Life features. We also provide new examples (at the end of this Appendix) to illustrate hypothetical results of Contracts with a NY Income Plus for Life Rider. In all other respects, including the Rider fee, the NY Income Plus for Life Rider is the same as the Income Plus for Life Rider.



IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:



      -     the Contract Value immediately after the withdrawal; or



      -     the Benefit Base minus the Withdrawal Amount.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 5% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section, below.)



After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:



      - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or



      -     the Contract Value immediately after the Excess Withdrawal.



After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. IF YOU TAKE AN EXCESS WITHDRAWAL, IT COULD LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) AND THEN YOU TAKE AN EXCESS WITHDRAWAL, IT COULD SIGNIFICANTLY REDUCE YOUR LIFETIME INCOME AMOUNT.



In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).



We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.

The Income Plus for Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (see "Settlement Phase" in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Settlement Phase," in this section, below) The Income Plus for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



We may Reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.



We reduce your Contract Value each time you take a withdrawal.



EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus for Life, we may adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:



      - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,



      - you purchased the Income Plus for Life Rider before the Covered Person attained age 59-1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 5% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.



If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on either a dollar-for-dollar or a pro rata basis (as described in you Contract) from the Guaranteed Minimum Death Benefit under the Contract. "Pro rata" means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:



      - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:



            -     the Withdrawal Amount ; divided by



            -     the Contract Value before the withdrawal.



We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.



For NY Income Plus for Life Riders, we change the way we reduce the Guaranteed Minimum Death Benefit under your Contract if you limit your withdrawals (including applicable withdrawal charges) during a Contract Year:



      - (for NY Income Plus for Life Riders purchased on or after the Covered Person attains age 61) to the Lifetime Income Amount; or,



      - (for NY Income Plus for Life Riders purchased before the Covered Person attains age 61) to 5% the Benefit Base each Contract Year before the Lifetime Income Date, and to the Lifetime Income Amount for each Contract Year after that.



In these circumstances, we will deduct the entire amount of the withdrawal (including any withdrawal charges) on a dollar for dollar basis from the Guaranteed Minimum Death Benefit. We will deduct any Excess Withdrawal in the manner described above.



You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.



INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      -     by any applicable Step-up to reflect certain increases in Contract
            Value;



      - to an established Target Amount if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and



      - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 39).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.



LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Income Plus for Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



      - 7% (6% for NY Income Plus for Life Riders and for all Riders purchased prior to January 17, 2008) of total Purchase Payments to your Contract if we did not previously Step-up or Reset the Benefit Base and/or the Lifetime Income Amount; otherwise



      - 7% (6% for NY Income Plus for Life Riders and for all Riders purchased prior to January 17, 2008) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.



We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.



Step-ups will increase the Benefit Base and the Lifetime Income Amount.



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-4). The recalculated Lifetime Income Amount will equal 5% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Income Plus for Life Series Riders" on page D-5). If you decline the Step-up, the fee rate will not be increased.



Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.



Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.



TARGET AMOUNT. If you take no withdrawals under your Contract from the effective date of the Income Plus for Life Rider until the applicable "Target Date," we will calculate a "Target Amount" and increase the Benefit Base on the Target Date to equal the greater of:



      - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or



      -     the Target Amount.



The "Target Date" is the later of:



      - the 10th Contract Anniversary after the effective date of the Income Plus for Life Rider; or



      - the Contract Anniversary on or next following the date the Covered Person attains age 69.



The "Target Amount" is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.



The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy." For purposes of Income Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:


      - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

      - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.


We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life.



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the Rider before the Covered Person attains age 59 1/2 (age 61 for NY Income Plus for Life Riders - see below), and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. We will not, however, Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Benefit Base or Lifetime Income Amount.



If you purchase a NY Income Plus for Life Rider before the Covered Person attains age 61, we will reduce your Benefit Base if you take withdrawals under this program before the Lifetime Income Date. We do this by subtracting the amount of each withdrawal under this program from the Benefit Base. We will not Reset the Benefit Base for withdrawals under our Life Expectancy Distribution program that exceed 5% of the Benefit Base.



After the Lifetime Income Date, we will not Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Income Plus for Life's "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life benefit during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:



      - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.



      - If you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2 (age 61 for NY Income Plus for Life Riders), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).



      - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED         THEN
OWNER IS:               INCOME PLUS FOR LIFE:
----------------------  --------------------------------------------------------
1.    Not the Covered   -     may continue if the Beneficiary elects to continue
      Person and the          the Contract within the time we permit under our
      Beneficiary is          administrative rules. We will automatically
      the deceased            increase the Benefit Base to equal the initial
      Owner's spouse          death benefit we determine, if the death benefit
                              is greater than the Benefit Base prior to our
                              determination. We will also recalculate the
                              Lifetime Income Amount to equal 5% of the
                              recalculated Benefit Base and will assess the
                              Rider Fee based on the recalculated Benefit Base.

                        - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                        - continues to be eligible for any remaining Bonus amounts and Step-ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future
                              Step-ups if we increase the rate of the Income
                              Plus for Life fee at that time.

2.    Not the Covered   -     may continue in the same manner as 1.
      Person and the
      Beneficiary is    -     enters its Settlement Phase if a subsequent
      not the deceased        withdrawal would deplete the Contract Value to
      Owner's spouse          zero, and the remaining Lifetime Income Amount for
                              the year of withdrawal is still greater than zero.

                        - does not continue to be eligible for any Bonus amounts and Step-ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus for Life fee at that time.

3.    The Covered       -     ends without any further benefit.
      Person and the
      Beneficiary
      is the deceased
      Owner's spouse

4.    The Covered       -     ends without any further benefit.
      Person and the
      Beneficiary is
      not the deceased
      Owner's spouse



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate the Income Plus for Life Rider once it is in effect. However, the Income Plus for Life Rider will terminate automatically upon the earliest of:



      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



      -     the date an Annuity Option begins;



      -     the date the Contract Value and the Benefit Base both equal zero;



      -     the death of the Covered Person; or



      -     termination of the Contract.



The addition of Income Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain Age 59 1/2 (age 61 for NY Income Plus for Life Riders) and remain living for you to receive certain benefits. Furthermore, Income Plus for Life limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life is suitable for your needs, especially at older ages.



EXAMPLES. Please refer to the end of this Appendix for hypothetical examples that illustrate the benefits under Income Plus for Life.



Income Plus for Life - Joint Life
(Not available in New York or for non-Qualified Contracts in New Jersey)



Three main differences between Income Plus For Life - Joint Life and Income Plus for Life are:



      - Income Plus for Life - Joint Life offers a Lifetime Income Amount of 4.75%, where Income Plus for Life offers a Lifetime Income Amount of 5%;



      - Income Plus for Life - Joint Life guarantees withdrawals for the life of two Covered Persons (spouses), commencing on the Anniversary after the younger spouse attains age 59 1/2, where Income Plus for Life guarantees withdrawals for the life of one Covered Person, commencing on the Anniversary after that person attains age 59 1/2;



      - The age requirement for the Target Amount adjustment (in addition to the ten-year wait requirement) for Income Plus for Life - Joint Life is based on the Anniversary after the youngest spouse attains age 69, where the Target Amount adjustment age requirement (also in addition to the ten-year wait requirement) for Income Plus for Life is based on the Anniversary after the single Covered Person attains age 69.



The Income Plus for Life - Joint Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. If both you and your spouse are age 59 1/2 or older when you purchase the Income Plus for Life Rider, the initial Lifetime Income Amount equals 4.75% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 4.75% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life Rider.



If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page D-18). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.



IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the amount of that withdrawal (including withdrawal charges). If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:



      -     the Contract Value immediately after the withdrawal; or



      -     the Benefit Base minus the Withdrawal Amount for that Contract Year.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 4.75% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section below.)

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of withdrawal charges) each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:



      - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or



      -     the Contract Value immediately after the Excess Withdrawal.



After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).



We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.



The Income Plus for Life - Joint Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (See "Settlement Phase" in this section below.) In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Income Plus for Life - Impact of Withdrawals" on page .) The Income Plus for Life - Joint Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



We may reduce Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.



We reduce your Contract Value each time you take a withdrawal.



EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase the Income Plus for Life - Joint Life Rider, we may adjust the way we calculate the death benefit payable under your Contract upon death of the first Owner (or deemed Owner if the Owner is not a natural person) to die during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:



      - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,



      - if you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 4.75% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.



If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on either a dollar-for-dollar or a pro rata basis (as described in your Contract) from the Guaranteed Minimum Death Benefit under the Contract. "Pro rata" means we reduce the Guaranteed Minimum Death Benefit by an amount equal to:



            - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:



            -     the Withdrawal Amount; divided by



            -     the Contract Value before the withdrawal.



We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.



INCREASES IN THE BENEFIT BASE.  We will increase the Benefit Base:


      - by any applicable Bonus if you take no withdrawals during certain Contract Years;


      -     by any applicable Step-up to reflect certain increases in Contract
            Value;



      - to an established "Target Amount" if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and



      - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 38).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.



LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up or the Age 95 Contract Anniversary.



Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



      - 7% (6% for Contracts issued prior to January 17, 2008) of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise



      - 7% (6% for Contracts issued prior to January 17, 2008) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.



We will not apply any Lifetime Income Bonus; however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.



Step-ups will increase the Benefit Base and the Lifetime Income Amount.



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-4). The new Lifetime Income Amount will equal 4.75% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased.



Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.



TARGET AMOUNT. If you take no withdrawals under your Contract from the Income Plus for Life - Joint Life Rider's effective date until the applicable Target Date, we will adjust the Benefit Base to equal the greater of:



      - the current Benefit Base, as adjusted by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or



      -     the Target Amount.



The "Target Date" is the later of:



      - the 10th Contract Anniversary after the effective date of the Income Plus for Life - Joint Life Rider; or



      - the Contract Anniversary on or next following the date the younger spouse would have attained age 69.



The "Target Amount" is 200% of Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.



The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life-Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Income Plus for Life - Joint Life will enter its Settlement Phase as described in "Income Plus for Life-Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life benefit during the Settlement Phase.



At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:



      - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.



      - If you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).



      - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life Rider fee (See "Fee for Income Plus for Life Series Riders" on page D-5). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.



If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Persons" above). If that happens and:


            - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and


            - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



TERMINATION. The Income Plus for Life - Joint Life Rider terminates in accordance with the "Income Plus for Life-Termination" section, above.



You should consult with your registered representative to assist you in determining whether the Income Plus for Life - Joint Life Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must attain age 59 1/2 and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life Rider.



EXAMPLES. Please refer to the end of this Appendix for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life Rider.



PRINCIPAL PLUS FOR LIFE SERIES



Principal Plus for Life Series Definitions



The following definitions apply to the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection Riders:



AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Covered Person attains age 95.



BONUS means an increase in the Guaranteed Withdrawal Balance on each Contract Anniversary during the Rider's Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."



BONUS PERIOD means (except for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders issued prior to May 1, 2007, and all Principal Plus for Life Plus Spousal Protection Riders), for the initial Bonus Period, the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



BONUS PERIOD means (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders issued prior to May 1, 2007, and for all Principal Plus for Life Plus Spousal Protection Riders) the first 10 Contract Years or each Contract Year up to the Contract Year in which the Covered Person attains age 80.



COVERED PERSON means (for all Riders except Principal Plus for Life Plus Spousal Protection Riders):



            - The person whose life we use to determine the duration of the Lifetime Income Amount payments;



            - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.



COVERED PERSON means (for Principal Plus for Life Plus Spousal Protection):



      - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.



      - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.



      For Non-Qualified Contracts, both the spouses must be named as co-Owners and co-Beneficiaries of the Contract (or co-Annuitants if the Owner is a non-natural person).



      Under Qualified Contracts:



            1. one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and



            2.    the Owner's spouse must be the designated Beneficiary.



A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page 21 for additional information on the impact of divorce.)



EXCESS WITHDRAWAL means any withdrawal you take that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount, or causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount.



GUARANTEED WITHDRAWAL AMOUNT means:



      - the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted;



      - the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance;



      -     the maximum Guaranteed Withdrawal Amount at any time is $250,000.



GUARANTEED WITHDRAWAL BALANCE means:



      - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.



      - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.



      - We adjust the Guaranteed Withdrawal Balance to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.



      -     The maximum Guaranteed Withdrawal Balance at any time is $5 million.



LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.



LIFETIME INCOME DATE means the date on which we determine the Life Income Amount (under Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection). This will be the date you purchased the Rider if:



      - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step Up Riders purchased on and after March 12,
            2007) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.



      - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.



      - (for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would attain age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)



We provide the following examples of the Lifetime Income Date for Contracts purchased with a Principal Plus for Life Plus Spousal Protection Rider:



                  Assume you purchased a Contract on NOVEMBER 1, 2006 with the Principal Plus for Life Plus Spousal Protection Rider.



                  EXAMPLE #1



                  You are born July 1, 1941 and your spouse is born June 1, 1947.



                        - Since the oldest Covered Person has attained age 65 at the time of purchase, we will calculate the Lifetime Income Date on November 1, 2006. We provide a Lifetime Income Amount starting on this date.



                  EXAMPLE #2



                  You are born December 1, 1950 and your spouse is born October 1, 1956.



                        - Since the oldest Covered Person attains age 65 on December 1, 2015, we will calculate the Lifetime Income Date on November 1, 2016. We provide a Lifetime Income Amount starting on this date.

RESET means a reduction of the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount.


STEP-UP means an increase in the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount on certain Contract Anniversary dates to reflect market performance that exceeds previously calculated benefits.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Principal Plus, Principal Plus for Life


The optional Principal Plus and Principal Plus for Life Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders guarantee the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchased the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.



In addition, we designed the Principal Plus for Life Rider to permit you to withdraw a minimum annual amount, the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available to you as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.



IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:



      -     the Contract Value immediately after the withdrawal; or



      - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:



      -     the Guaranteed Withdrawal Amount prior to the withdrawal; or



      - 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.



Under Principal Plus for Life, we also will recalculate the Lifetime Income Amount after the Lifetime Income Date if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:



      -     the Lifetime Income Amount prior to the withdrawal; or



      - 5% of the greater of the Contract Value immediately after the withdrawal or the new Guaranteed Withdrawal Balance value.



In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or (under Principal Plus for Life) the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).



We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

Under Principal Plus for Life, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Under Principal Plus for Life, if you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Guaranteed Withdrawal Balance value) your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.



Principal Plus enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Guaranteed Withdrawal Balance immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (See "Rider Fees" and "Termination").



Principal Plus for Life enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero (see "Settlement Phase," below). The Principal Plus for Life benefit terminates if the Contract Value, Guaranteed Withdrawal Balance and Lifetime Income Amount immediately after a withdrawal are all equal to zero (see "Rider Fees" on page D-4, and "Termination," below).



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life) values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      - by any applicable "Step-up" to reflect certain increases in Contract Value; and



      - to reflect Additional Purchase Payments (see "Purchase Payments" above).



Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and (under Principal Plus for Life) the Lifetime Income Amount.



BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during a Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the Bonus Period under Principal Plus is the first 5 Contract Years. The initial Bonus Period under Principal Plus for Life is the first 10 Contract Years, or (for Contracts issued prior to May 1, 2007) each Contract Year up to the Contract Year in which the Covered Person attains age 80. For Principal Plus for Life Series Contracts issued on or after May 1, 2007, it is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or
(b) the Age 95 Contract Anniversary.



Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:



            - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise



            - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.



Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. Under Principal Plus for Life, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance (including any Bonus) on that date, we will automatically Step-up the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life), and the Rider Fee (see "Fee for Principal Plus for Life"). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the Guaranteed Withdrawal Balance value after the Step-up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase at the time of a Step-up the rate of the Rider fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Principal Plus for Life"). If you decline the Step-up, the fee rate will not be increased.



The Step-up Dates occur only while a Principal Plus or Principal Plus for Life Rider is in effect. Under Principal Plus and for Contracts issued with the Principal Plus for Life Rider before February 13, 2006, we schedule the Step-up Dates for every 3rd Contract Anniversary after the Contract Date (e.g. 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary. Contracts issued with the Principal Plus for Life Rider on and after February 13, 2006 (may vary by state) contain an enhanced schedule of Step-up Dates. Under this enhanced schedule, after the 3rd, 6th and 9th Contract Anniversary after the Contract Date, Step-up Dates under Principal Plus for Life include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. (In Oregon, we limit the duration of Step-up Dates to a maximum of 50 Contract Years.)



If you purchased a Principal Plus for Life Rider without the enhanced schedule, we may have issued a special endorsement, in states where approved, after we issued your Contract. This special endorsement to the Principal Plus for Life Rider increases Step-up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, we will only schedule Step-up Dates under the original schedule.



Step-ups under Principal Plus. Under Principal Plus, you may elect to Step-up the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-up Date. Subject to state approval, however, we may issue a special endorsement to the Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-up within 30 days of the respective Step-up Date if you choose to make it effective.



If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.



Step-ups under Principal Plus for Life. We will automatically increase (Step-up) the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the Rider Fee as described above. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Rider Fees").



If you decline an automatic scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic Step-ups.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:



      - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

      - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or



      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor for further information.



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, Reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount (with respect to Principal Plus for Life) if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable, and all withdrawals during that year were under our Life Expectancy Distribution Program.



For Principal Plus, the Company's "Life Expectancy Amount" for each year is equal to the greater of:



      - the Contract Value as of the applicable date divided by the Owner's life expectancy; or



      - the Guaranteed Withdrawal Balance as of the applicable date divided by the Owner's life expectancy.



For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.



In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a Reset of the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero. If your Contract includes Principal Plus for Life, we will make distributions as part of the "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or (with respect to Principal Plus for Life) the Lifetime Income Amount.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Under Principal Plus, the Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero. Under Principal Plus for Life, the Settlement Phase begins if total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero. During the Settlement Phase under either Rider, your Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments and we will not deduct any charge for either Rider during the Settlement Phase.



At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies, as described in the following sections.



Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed

Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.



This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of death benefit" provision of this Prospectus.



Principal Plus for Life Settlement Phase. At the beginning of Principal Plus for Life's Settlement Phase, the settlement payment amount we permit you to choose varies:



      - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount (see "Impact of Withdrawals").



      - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero (see "Life Expectancy Distribution Program"). After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.



      - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase. If the Covered Person is alive when the Guaranteed Withdrawal Balance is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.



      - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount (see "Impact of Withdrawals" above). We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Principal Plus and Principal Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.



Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE BENEFICIARY IS:                     THEN PRINCIPAL PLUS:
----------------------------------------   -------------------------------------
      1.     The deceased Owner's spouse   -     Continues if the Guaranteed
                                                 Withdrawal Balance is greater
                                                 than zero.

                                           -     Within 30 days following the
                                                 date we determine the death
                                                 benefit under the Contract,
                                                 provides the Beneficiary with
                                                 an option to elect to Step-Up
                                                 the Guaranteed Withdrawal
                                                 Balance if the death benefit on
                                                 the date of determination is
                                                 greater than the Guaranteed
                                                 Withdrawal Balance.

                                           -     Enters the Settlement Phase if
                                                 a withdrawal would deplete the
                                                 Contract Value to zero, and the
                                                 Guaranteed Withdrawal Balance
                                                 is still greater than zero.
                                                 (Death benefit distributions
                                                 will be treated as withdrawals.
                                                 Some methods of death benefit
                                                 distribution may result in
                                                 distribution amounts in excess
                                                 of both the Guaranteed
                                                 Withdrawal Amount and the Life
                                                 Expectancy Distributions. In
                                                 such cases, the Guaranteed
                                                 Withdrawal Balance may be
                                                 automatically Reset, thereby
                                                 possibly reducing the
                                                 Guaranteed Minimum Withdrawal
                                                 Benefit provided under this
                                                 Rider).

                                           -     Continues to impose the
                                                 Principal Plus fee.

IF THE BENEFICIARY IS:                     THEN PRINCIPAL PLUS:
----------------------------------------   -------------------------------------
                                           -     Continues to be eligible for
                                                 any remaining Bonuses and
                                                 Step-Ups, but we will change
                                                 the date we determine and apply
                                                 these benefits to future
                                                 anniversaries of the date we
                                                 determine the initial death
                                                 benefit. Remaining eligible
                                                 Step-Up Dates will also be
                                                 measured beginning from the
                                                 death benefit determination
                                                 date but the latest Step-Up
                                                 Date will be no later than the
                                                 30th Contract Anniversary after
                                                 the Contract Date.

      2.     Not the deceased Owner's      -     Continues in the same manner as
             spouse                              above, except that Principal
                                                 Plus does not continue to be
                                                 eligible for any
                                                 remaining Bonuses and Step-Ups,
                                                 other than the initial Step-Up
                                                 of the Guaranteed Withdrawal
                                                 Balance to equal the death
                                                 benefit, if greater than the
                                                 Guaranteed Withdrawal Balance
                                                 prior to the death benefit.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Continuation of Principal Plus for Life. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED         THEN
OWNER IS:               PRINCIPAL PLUS FOR LIFE:
----------------------  --------------------------------------------------------
1.  The Covered         -     Does not continue with respect to the Lifetime
    Person and the            Income Amount, but continues with respect to the
    Beneficiary is the        Guaranteed Withdrawal Amount if the death benefit
    deceased Owner's          or the Guaranteed Withdrawal Balance is greater
    spouse                    than zero. We will automatically Step-up the
                              Guaranteed Withdrawal Balance to equal the initial
                              death benefit we determine, if greater than the
                              Guaranteed Withdrawal Balance prior to the death
                              benefit.

                        - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero.

                        - Continues to impose the Principal Plus for Life fee.

                        - Continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-up, if any, and any future Step-ups if we increase the rate of the Principal Plus for Life fee at that time.

2.  The Covered         -     Continues in the same manner as 1, except that
    Person and the            Principal Plus for Life does not continue to be
    Beneficiary is not        eligible for any remaining Bonuses and Step-ups,
    the deceased              other than the initial Step-up of the Guaranteed
    Owner's spouse            Withdrawal Balance to equal the death benefit, if
                              greater than the Guaranteed Withdrawal Balance
                              prior to the death benefit. We will permit the
                              Beneficiary to opt out of the initial death
                              benefit Step-up, if any, if we increase the rate
                              of the Principal Plus for Life fee at that time.

3.  Not the Covered     -     Continues in the same manner as 1, except that
    Person and the            Principal Plus for Life continues with respect to
    Beneficiary is the        the Lifetime Income Amount for the Beneficiary. If
    deceased Owner's          the Lifetime Income Amount has not been determined
    spouse                    prior to the payment of any portion of the death
                              benefit, we will determine the initial Lifetime
                              Income Amount on an anniversary of the date we
                              determine the death benefit after the Covered
                              Person has reached age 59 1/2.

4.  Not the Covered     -     Continues in the same manner as 1, except that
    Person and the            Principal Plus for Life continues with respect to
    Beneficiary is not        the Lifetime Income Amount for the Beneficiary. If
    the deceased              the Lifetime Income Amount has not been determined
    Owner's spouse            prior to the payment of any portion of the death
                              benefit, we will determine the initial Lifetime
                              Income Amount on an anniversary of the date we
                              determine the death benefit after the Covered
                              Person has reached age 59 1/2.

                        - In this case, Principal Plus for Life does not continue to be eligible for any remaining Bonuses and Step-ups, other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed
                              Withdrawal Balance prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life fee at that time.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Rider, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the

Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



TERMINATION. You may not terminate either the Principal Plus or the Principal Plus for Life Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:



      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or



      - under Principal Plus, the date the Guaranteed Withdrawal Balance depletes to zero; or



      - under Principal Plus for Life, the date the Contract Value, the Guaranteed Withdrawal Balance and the Lifetime Income Amount all equal zero; or



      -     under Principal Plus, the Maturity Date; or



      -     under Principal Plus for Life, the date an Annuity Option begins; or



      -     termination of the Contract.



We impose an additional annual fee for a Principal Plus or Principal Plus for Life Rider to a Contract. Under Principal Plus for Life, the Covered Person must attain age 65 (59-1/2 for Principal Plus for Life Riders issued on or after March 12, 2007) and remain living for you to receive certain benefits. Furthermore, these Riders limit the Investment Options otherwise available under the Contract, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.



EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus and Principal Plus for Life Riders at the end of this Appendix.



Principal Plus for Life Plus Automatic Annual Step-up



This version of the Principal Plus for Life optional benefit Rider is the same as the Principal Plus for Life optional benefit Rider, except that it provides annual "Step-up Dates" and we charge a different fee (see "Rider Fees" above). Please refer to the description of Principal Plus for Life, above, for a general overview of this Rider.



IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.


If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.


INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      - by any applicable "Step-up" to reflect certain increases in Contract Value; and



      - to reflect Additional Purchase Payments (see "Purchase Payments" in "Description of the Contract - Accumulation Period Provisions").



BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during a Bonus Period if you take no withdrawals during the previous Contract Year. The initial Bonus Period under Principal Plus for Life Plus Automatic Annual Step-up is the first 10 Contract Years, or (for Contracts issued prior to May 1, 2007) each Contract Year up to the Contract Year in which the Covered Person attains age 80. For Contracts issued on or after May 1, 2007, it is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:



      - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise



      - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.



Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Bonus or 5% of the

Guaranteed Withdrawal Balance after the Bonus. Under Principal Plus for Life, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.



STEP-UPS. If you elected this Rider, we will automatically increase ("Step-up") the Guaranteed Withdrawal Balance (including any Bonus) to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary up to and including the Age 95 Contract Anniversary while the Rider is in effect, provided the Contract Value is greater than the Guaranteed Withdrawal Balance on that date (and provided you have not chosen to decline the Step-up as described under "Principal Plus for Life - Step-ups"). (In Oregon, we limit the maximum duration of Step-up Dates to 50 years.)



Each time we apply a Step-up, we will also recalculate the Guarantee Withdrawal Amount and the Lifetime Income Amount as described in "Principal Plus for Life - Step-ups" above. We also reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-up Rider fee up to a maximum rate of 1.20% of the adjusted Guaranteed Withdrawal Balance. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased. If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent annual Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic annual Step-ups.



We impose an additional annual fee for Step-ups, and we provide no assurance that your Contract Value will be sufficient on any Step-up Date to receive an increase in the guarantees we provide under a Principal Plus for Life Plus Automatic Annual Step-up Rider. The amount that may be provided by more frequent Step-up Dates under the Rider, may, over time, be more than offset by the additional fee associated with this Rider compared to the Principal Plus for Life Rider fee. Similar to Principal Plus for Life, this Rider limits the investment options otherwise available under the Contract, requires the Covered Person to attain age 65 (59-1/2 for Riders issued on or after March 12, 2007) and remain living for you to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus.



EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus for Life Plus Automatic Annual Step-up Rider at the end of this Appendix.



Principal Plus for Life Plus Spousal Protection



The optional Principal Plus for Life Plus Spousal Protection Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, this Rider guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.



In addition, we designed the Principal Plus for Life Plus Spousal Protection Rider to permit you to withdraw a minimum annual amount, called the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.



IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.



INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      - by any applicable "Step-up" to reflect certain increases in Contract Value; and



      - to reflect Additional Purchase Payments (see "Purchase Payments" above).



BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during the Bonus Period if you take no withdrawals during the previous Contract Year as described under "Principal Plus, Principal Plus for Life - Bonuses" above. The Bonus Period for the Principal Plus for Life Plus Spousal Protection Rider is the lesser of the first 10 Contract Years or each Contract Year up to the Contract Year in which the younger of the two Covered Persons attains age 80. If you purchased the Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the Bonus Period will be based on the age of that Covered Person as of the initial Contract Date. If you elected the Spousal version of the Principal Plus for Life Rider when you purchase a Contract, the Bonus Period is determined on the Contract Date. The Bonus Period will not change upon the death of either Covered Person.

STEP-UPS. The Principal Plus for Life Plus Spousal Protection Rider is subject to the Step-up benefit as described above for the Principal Plus for Life Rider (see "Principal Plus, Principal Plus for Life - Step-ups"). We schedule the Step-up Dates for the 3rd, 6th, and 9th Contract Anniversary while the Rider is in effect. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary while the Rider is in effect.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described for the Principal Plus for Life Rider above (see "Principal Plus, Principal Plus for Life - Life Expectancy Distribution Program"). Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



SETTLEMENT PHASE. The Principal Plus for Life Plus Spousal Protection Rider will enter a Settlement Phase as described above for Principal Plus for Life when:



      -     the Contract Value reduces to zero; and



      - withdrawals during that Contract Year do not exceed the Guaranteed Withdrawal Amount; and



      - either the Guaranteed Withdrawal Balance or the Lifetime Income Amount is greater than zero.



If during the Settlement Phase, the Guaranteed Withdrawal Balance equals zero and the Lifetime Income Amount is greater than zero, you will automatically receive settlement payments each Contract Year equal to the Lifetime Income Amount during the life of either Covered Person.



IMPACT OF DEATH BENEFITS. Death benefits under a Principal Plus for Life Plus Spousal Protection Rider differ from those under the Principal Plus for Life Rider.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see "Rider Fees" above). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (or is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Amount, Bonuses or Step-ups.



If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:



      - no greater than the Guaranteed Withdrawal Amount until the Guaranteed Withdrawal Balance is depleted to zero;



      - no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or



      - based on amounts we calculate under our Life Expectancy Distribution program (see "Life Expectancy Distribution Program" above).



We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Principal Plus for Life Plus Spousal Protection Rider is in effect and if the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Principal Plus for Life Plus Spousal Protection Rider will continue. The Rider will only continue, however, if the death benefit or the Guaranteed Withdrawal Balance is greater than zero at the time. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance prior to the death benefit, and treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Bonuses or Step-ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Principal Plus for Life Plus Spousal Protection Rider fee will continue (see "Rider Fees" above). We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life Plus Spousal Protection Rider fee at that time. The Rider will enter its Settlement Phase if the Guaranteed Withdrawal Balance is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the decedent's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of death. Otherwise, the entire interest must be distributed within five years of the death. When settlement payments deplete the Guaranteed Withdrawal Balance to zero, the Rider terminates and we no make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:

      - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

      - if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in "Death of Last Covered Person" above.

TERMINATION. The Principal Plus for Life Plus Spousal Protection Rider terminates in the same manner as described above for the Principal Plus for Life Rider.

We impose an additional annual fee for a Principal Plus for Life Plus Spousal Protection Rider to a Contract. Under Principal Plus for Life Plus Spousal Protection, at least one of the Covered Persons must attain age 65 and remain living for you to receive certain benefits. Furthermore, the Riders limit the Investment Options otherwise available under the Contract, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.

EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus for Life Plus Automatic Plus Spousal Protection Rider at the end of this Appendix.

PRINCIPAL RETURNS

Principal Returns Definitions

The following definitions apply to the Principal Returns Rider:

AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 95.

FIRST YEAR PURCHASE PAYMENTS means the amount you pay for your Contract from the date the Rider goes into effect until the next following Contract Anniversary.

GUARANTEED WITHDRAWAL AMOUNT means:

      - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted.

      - The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance.

      -     The maximum Guaranteed Withdrawal Amount at any time is $400,000.

GUARANTEED WITHDRAWAL BALANCE means:

      - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.

      - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.

      -     The maximum Guaranteed Withdrawal Balance at any time is $5 million.

RESET means a reduction of the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount.

STEP-UP means an increase in the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount on certain anniversary dates to reflect market performance that exceeds previously calculated benefits. We use the term "withdrawal" to refer to amounts withdrawn, including any applicable withdrawal charges.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Description of the Principal Returns Rider

The optional Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Rider guarantees the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. In addition, when you purchase a Principal Returns Rider, we guarantee that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may Reset the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.

IMPACT OF PURCHASE PAYMENTS AND RESTRICTIONS ON PURCHASE PAYMENTS. We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and (unless the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment) increase it to equal the lesser of:

      - 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or


      - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Purchase Payment.

Impact on Accumulation Benefit of Additional Purchase Payments during Contract Years Two through Ten. The Accumulation Benefit compares (a) your First Year Purchase Payments up to $5 million to (b) your Contract Value at the end of the first 10 Contract Years plus all fees paid for the Principal Returns Rider during that period. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the period will reflect these investments. Therefore, these Additional Purchase Payments reduce your ability to recover investment losses, if any, on your First Year Purchase Payments through the Accumulation Benefit.

Please see "Accumulation Benefit" below for further details about this feature.

Restrictions on Purchase Payments for Contracts with the Principal Returns Rider. If you purchase the Principal Returns Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during the Rider's "Settlement Phase." Other limitations on Additional Purchase Payments may vary by state.

Special Purchase Payment limits on "Non-Qualified" Contracts. If we issue your Contract other than in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Additional Purchase Payments:

      - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on "Qualified" Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

      - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you become Age
            65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

      - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

      -     we will not accept any Purchase Payment after the Owner becomes age
            81.

You should consult with a qualified tax advisor regarding your Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal of additional payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:

      -     the Contract Value immediately after the withdrawal; or

      - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

      -     the Guaranteed Withdrawal Amount prior to the withdrawal; or

      - 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.

In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance and/or Guaranteed Withdrawal Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

The Principal Returns Rider enters a "Settlement Phase" if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero (see "Settlement Phase" below). The Principal Returns Rider benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (see "Rider Fees" and "Termination").

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset (i.e., reduce) the Guaranteed Withdrawal Balance and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of the Principal Returns Rider, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

      - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

      - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing a Principal Returns Rider.

Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not make any further withdrawals under the program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero.

Withdrawals under the Life Expectancy Distribution program during your life expectancy (or joint life expectancy) will not be treated as a withdrawal in excess of the permitted Guaranteed Withdrawal Amount. This means that we will not Reset your Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if a withdrawal under the program causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for an Accumulation Benefit at your 10th Contract Anniversary.

Increases in Guaranteed Amounts under the Principal Returns Rider. We will increase the Guaranteed Withdrawal Balance:

      - to reflect Additional Purchase Payments (see "Impact of Purchase Payments and Restrictions on Purchase Payments" above); and

      -     by any applicable Step-up to reflect certain increases in Contract
            Value.

We will increase your Contract Value at the end of the first 10 Contract Years if:

      -     the Principal Returns Rider is in effect at that time; and

      -     you did not make any withdrawals during the first 10 Contract Years.

We describe how we calculate and apply the increase in the "Accumulation Benefit" paragraph, below.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount

Step-ups. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance on that date, we will recalculate the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we recalculate a Step-up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Guaranteed Withdrawal Balance.

The Step-up Dates occur only while the Principal Returns Rider is in effect. We schedule the Step-up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. On a Step-up Date, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value.

We reserve the right to increase the rate of the fee on any Step-up Date, up to a maximum rate of .95%. Even if we do not increase the rate of the fee, however, each time a Step-up goes into effect the dollar amount of the Rider fee will increase to reflect the stepped-up Guaranteed Withdrawal Balance value. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-up (see "Rider Fees").

If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance at that time, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.

Accumulation Benefit(not available in Washington). When you purchase the Principal Returns Rider, we guarantee that, as long as you take no withdrawals during the first 10 Contract Years, your Contract Value at the end of this period will equal the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date.

If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and add it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You should consider your liquidity needs during the first 10 Contract Years before purchasing a Principal Returns Rider. You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

SETTLEMENT PHASE. We automatically make settlement payments during the "Settlement Phase" under the Principal Returns Rider. The Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero.

At the beginning of the Principal Returns Rider's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in "Accumulation Period Provisions - Death Benefit During Accumulation Period."

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.

Impact of Death Benefits If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of the Principal Returns Rider. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

      -     Continues if the Guaranteed Withdrawal Balance is greater than zero.

      - Steps-up the Guaranteed Withdrawal Balance to equal the death benefit if the death benefit on the date of determination is greater than the Guaranteed Withdrawal Balance.

      - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may Reset the Guaranteed Withdrawal Balance, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

      -     Continues to impose the Rider fee.

      - Continues to be eligible for any remaining Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-up Dates will also be measured beginning from the death benefit determination date.

      - Ends any remaining Step-ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine an Adjusted Guaranteed Withdrawal Balance and the annual Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

ADDITIONAL ANNUITY OPTION FOR CONTRACTS WITH A PRINCIPAL RETURNS RIDER. Please see "Pay-Out Period Provisions" on page 50 for a description of Annuity Options available under a Contract.

TAX CONSIDERATIONS. Please see "VII. Federal Tax Matters" on page 66 for information on tax considerations related to optional benefit Riders.

TERMINATION. You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates, automatically, however, upon the earliest of:

      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

      - the date the Guaranteed Withdrawal Balance and the Contract Value both deplete to zero; or

      -     the date an Annuity Option under the Contract begins; or

      - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any upgrade program that we may make available in the future; or

      -     termination of the Contract.

We impose an additional annual fee for the Principal Returns Rider. Furthermore, the Rider limits the Investment Options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.

EXAMPLES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

The following examples provide hypothetical illustrations of the benefits provided under the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection and Principal Returns optional benefit Riders. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

EXAMPLES 1A, 1B, 1C AND 1D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 1A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS.

CONTRACTS ISSUED ON OR AFTER JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.

                  PURCHASE      LIFETIME INCOME      WITHDRAWAL                     BENEFIT BASE ON CONTRACT
CONTRACT YEAR     PAYMENTS           AMOUNT            TAKEN           BONUS            ANNIVERSARY
-------------     --------      ---------------      ----------      ----------     ------------------------
   At issue       $100,000             N/A             $     0       $     0            $   100,000(1)
      1                  0             N/A                   0         7,000(2)             107,000(3)
      2                  0             N/A                   0         7,000                114,000
      3                  0             N/A                   0         7,000                121,000
      4                  0             N/A                   0         7,000                128,000
      5                  0             N/A                   0         7,000                135,000
      6                  0             N/A                   0         7,000                142,000
      7                  0             N/A                   0         7,000                149,000
      8                  0             N/A                   0         7,000                156,000
      9                  0             N/A                   0         7,000                163,000
     10                  0             N/A                   0         7,000                170,000
     11                  0        $  8,500(4)            8,500             0                170,000
     12                  0           8,500               8,500             0                170,000
     13                  0           8,500               8,500             0                170,000
     14                  0           8,500               8,500             0                170,000
     15                  0           8,500               8,500             0                170,000
     20                  0           8,500               8,500             0                170,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $170,000 = $8,500).

CONTRACTS ISSUED PRIOR TO JANUARY 17, 2008 OR IN NEW YORK. Assume a single Purchase Payment of $100,000 at Covered Person's age 51, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.



                                                                                                  BENEFIT BASE ON
                                         LIFETIME INCOME                                             CONTRACT
CONTRACT YEAR     PURCHASE PAYMENTS         AMOUNT          WITHDRAWAL TAKEN        BONUS          ANNIVERSARY
-------------     -----------------     ----------------    ----------------    -----------      ----------------
  At issue           $  100,000                 N/A            $      0         $      0         $   100,000(1)
      1                       0                 N/A                   0            6,000(2)          106,000(3)
      2                       0                 N/A                   0            6,000             112,000
      3                       0                 N/A                   0            6,000             118,000
      4                       0                 N/A                   0            6,000             124,000
      5                       0                 N/A                   0            6,000             130,000
      6                       0                 N/A                   0            6,000             136,000
      7                       0                 N/A                   0            6,000             142,000
      8                       0                 N/A                   0            6,000             148,000
      9                       0                 N/A                   0            6,000             154,000
     10                       0                 N/A                   0            6,000             160,000
     11                       0          $    8,000(4)            8,000                0             160,000
     12                       0               8,000               8,000                0             160,000
     13                       0               8,000               8,000                0             160,000
     14                       0               8,000               8,000                0             160,000
     15                       0               8,000               8,000                0             160,000
     20                       0               8,000               8,000                0             160,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $160,000 = $8,000).



EXAMPLE 1B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                                                                                                  LIFETIME INCOME
                                       BENEFIT BASE     LIFETIME INCOME                         BENEFIT BASE ON      AMOUNT ON
                                      AFTER PURCHASE      AMOUNT AFTER                             CONTRACT          CONTRACT
CONTRACT YEAR    PURCHASE PAYMENTS       PAYMENT        PURCHASE PAYMENT    WITHDRAWAL TAKEN     ANNIVERSARY        ANNIVERSARY
-------------    -----------------    --------------    ----------------    ----------------    ---------------   ---------------
  At issue          $   100,000         $ 100,000          $  5,000                   --          $  100,000         $  5,000
      1                  10,000(1)        110,000(1)          5,500(1)         $   5,500             110,000            5,500
      2                  10,000(2)        114,500(2)          5,725(2)             5,725             114,500            5,725




(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500) The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 1C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.




                                                                    HYPOTHETICAL
                                                                 CONTRACT VALUE ON
                            LIFETIME INCOME                           CONTRACT       BENEFIT BASE ON
                PURCHASE     AMOUNT AFTER                        ANNIVERSARY PRIOR       CONTRACT
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT   WITHDRAWAL TAKEN     TO RIDER FEE       ANNIVERSARY
-------------   --------   ----------------   ----------------   -----------------   ---------------
  At issue      $100,000             --                 --                 --           $  100,000
      1                0       $  5,000           $  5,000         $  102,000              102,000(1)
      2                0          5,100(1)           5,100(1)         103,514              103,514
      3                0          5,176              5,176            105,020              105,020
      4                0          5,251              5,251             94,013(2)           105,020(2)
      5                0          5,251              5,251             78,793              105,020



(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $102,000 = $5,100).



(2) At the end of Contract Year 4, the Contract Value in this example, $94,013 is less than the Benefit Base of $105,020. The Benefit Base will remain at $105,020.



EXAMPLE 1D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Purchase Payments in years 2, 13 and 15, an Excess Withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.




                LIFETIME INCOME
                 AMOUNT BEFORE      PURCHASE                          HYPOTHETICAL                  LIFETIME INCOME
CONTRACT YEAR     TRANSACTION       PAYMENTS     WITHDRAWAL TAKEN   CONTRACT VALUE   BENEFIT BASE       AMOUNT
-------------   ---------------   ------------   ----------------   --------------   ------------   ---------------
  At issue                        $ 100,000                 --        $  100,000     $ 100,000       $    5,000
      1             $  5,000              0          $  10,000(1)         85,000        85,000(1)         4,250(1)
      2                4,250         10,000(2)               0            93,500        95,000(2)         4,750(2)
     12                4,750              0                  0           120,000       120,000            6,000
     13                6,000         10,000(3)               0           130,000       130,000(3)         6,500(3)
     14                6,500              0              6,500           123,500       130,000            6,500
     15                6,500         10,000(4)               0           130,000       133,500(4)         6,675(4)
     16                6,675              0                  0           125,000       133,500            6,675



(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,000. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 5% of the new Benefit Base (.05 x $85,000 = $4,250).



(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .05 x $95,000 = $4,750.



(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .05 x $130,000 = $6,500.



(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,500 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,500 ($130,000 + $10,000 - $6,500). The new Lifetime Income Amount is .05 x $133,500 = $6,675.

EXAMPLES 2A, 2B, 2C AND 2D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 2A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING FOR WITHDRAWALS.



CONTRACTS ISSUED ON OR AFTER JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49 1/2, no additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.



                  PURCHASE     LIFETIME INCOME                                      BENEFIT BASE ON CONTRACT
CONTRACT YEAR     PAYMENTS         AMOUNT         WITHDRAWAL TAKEN      BONUS              ANNIVERSARY
-------------    ----------    ---------------    ----------------    ----------    ------------------------
   At issue       $ 100,000            N/A            $      0        $     0            $     100,000(1)
      1                   0            N/A                   0          7,000(2)               107,000(3)
      2                   0            N/A                   0          7,000                  114,000
      3                   0            N/A                   0          7,000                  121,000
      4                   0            N/A                   0          7,000                  128,000
      5                   0            N/A                   0          7,000                  135,000
      6                   0            N/A                   0          7,000                  142,000
      7                   0            N/A                   0          7,000                  149,000
      8                   0            N/A                   0          7,000                  156,000
      9                   0            N/A                   0          7,000                  163,000
     10                   0            N/A                   0          7,000                  170,000
     11                   0      $   8,075(4)            8,075              0                  170,000
     12                   0          8,075               8,075              0                  170,000
     13                   0          8,075               8,075              0                  170,000
     14                   0          8,075               8,075              0                  170,000
     15                   0          8,075               8,075              0                  170,000
     20                   0          8,075               8,075              0                  170,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $170,000 = $8,075)

CONTRACTS ISSUED PRIOR TO JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.



                                                                                            BENEFIT BASE ON
                                      LIFETIME INCOME                                          CONTRACT
CONTRACT YEAR    PURCHASE PAYMENTS        AMOUNT         WITHDRAWAL TAKEN     BONUS          ANNIVERSARY
-------------    -----------------    ---------------    ----------------    ----------    ---------------
  At issue          $   100,000              N/A             $     0         $     0        $   100,000(1)
       1                      0              N/A                   0           6,000(2)         106,000(3)
       2                      0              N/A                   0           6,000            112,000
       3                      0              N/A                   0           6,000            118,000
       4                      0              N/A                   0           6,000            124,000
       5                      0              N/A                   0           6,000            130,000
       6                      0              N/A                   0           6,000            136,000
       7                      0              N/A                   0           6,000            142,000
       8                      0              N/A                   0           6,000            148,000
       9                      0              N/A                   0           6,000            154,000
      10                      0              N/A                   0           6,000            160,000
      11                      0         $  7,600(4)            7,600               0            160,000
      12                      0            7,600               7,600               0            160,000
      13                      0            7,600               7,600               0            160,000
      14                      0            7,600               7,600               0            160,000
      15                      0            7,600               7,600               0            160,000
      20                      0            7,600               7,600               0            160,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $160,000 = $7,600).



EXAMPLE 2B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at youngest Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                                    LIFETIME INCOME                                    LIFETIME
                                                     AMOUNT AFTER                  BENEFIT BASE ON   INCOME AMOUNT
CONTRACT                       BENEFIT BASE AFTER      PURCHASE       WITHDRAWAL      CONTRACT        ON CONTRACT
  YEAR     PURCHASE PAYMENTS    PURCHASE PAYMENT        PAYMENT         TAKEN        ANNIVERSARY      ANNIVERSARY
--------   -----------------   ------------------   ---------------   ----------   ---------------   --------------
At issue     $   100,000         $    100,000         $   4,750              --      $   100,000       $   5,000
   1              10,000(1)           110,000(1)          5,225(1)     $  5,225          110,000           5,225
   2              10,000(2)           114,775(2)          5,452(2)        5,452          114,775           5,452



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $110,000 = $5,225).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,225) = $114,775). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $114,775 = $5,451.81).

EXAMPLE 2C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2 of the youngest Covered Person, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base Steps-up at the end of Contract Years 1, 2 and 3.



                                                                              HYPOTHETICAL
                                    LIFETIME INCOME                        CONTRACT VALUE ON
                                      AMOUNT AFTER                        CONTRACT ANNIVERSARY      BENEFIT BASE ON
CONTRACT YEAR   PURCHASE PAYMENTS   PURCHASE PAYMENT   WITHDRAWAL TAKEN    PRIOR TO RIDER FEE    CONTRACT ANNIVERSARY
-------------   -----------------   ----------------   ----------------   --------------------   --------------------
  At issue         $   100,000                --                --                     --           $    100,000
     1                       0        $    4,750         $   4,750            $   102,250                102,250
     2                       0             4,857(1)          4,857(1)             104,025                104,025(1)
     3                       0             4,941             4,941                105,800                105,800
     4                       0             5,026             5,026                 94,977(2)             105,800(2)
     5                       0             5,026             5,026                 79,882                105,800



(1) At the end of Contract Year 1, the Contract Value in this example, $102,250 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.0475 x $102,000 = $4,856.88).



(2) At the end of Contract Year 4, the Contract Value in this example, $94,977 is less than the Benefit Base of $105,800. The Benefit Base will remain at $105,800.



EXAMPLE 2D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Payments in years 2, 13 and 15, an excess withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.



                 LIFETIME INCOME
                  AMOUNT BEFORE       PURCHASE                          HYPOTHETICAL                     LIFETIME INCOME
CONTRACT MONTH     TRANSACTION        PAYMENTS      WITHDRAWAL TAKEN   CONTRACT VALUE    BENEFIT BASE         AMOUNT
--------------   ---------------   --------------   ----------------   --------------   --------------   ---------------
  At issue                          $ 100,000                --         $    100,000     $  100,000       $    4,750
       1            $   4,750               0          $ 10,000(1)            85,000         85,000(1)         4,038(1)
       2                4,038          10,000(2)              0               93,500         95,000(2)         4,513(2)
      12                4,513               0                 0              120,000        120,000            5,700
      13                5,700          10,000(3)              0              130,000        130,000(3)         6,175(3)
      14                6,175               0             6,175              123,825        130,000            6,175
      15                6,175          10,000(4)              0              130,000        133,825(4)         6,357(4)
      16                6,357               0                 0              125,000        133,825            6,357



(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,750. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 4.75% of the new Benefit Base (.0475 x $85,000 = $4,038).



(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .0475 x $95,000 = $4,513.



(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .0475 x $130,000 = $6,175.



(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,175 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Payment. The new Benefit Base equals $133,825 ($130,000 + $10,000 - $6,175). The new Lifetime Income Amount is .0475 x $133,825 =
      $6,357.

EXAMPLES 3A, 3B AND 3C ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS OPTIONAL BENEFIT RIDER.



EXAMPLE 3A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 20 Contract Years and there are no Step-ups.



                                                                                                      GUARANTEED WITHDRAWAL BALANCE
 CONTRACT YEAR     PURCHASE PAYMENTS   GUARANTEED WITHDRAWAL AMOUNT   WITHDRAWAL TAKEN     BONUS         ON CONTRACT ANNIVERSARY
---------------    -----------------   ----------------------------   ----------------    -------     -----------------------------
     At issue           $100,000                     --                        --           --               $100,000(1)
        1                      0                $ 5,000(1)                $ 5,000         $  0(2)              95,000
        2                      0                  5,000                     5,000(2)         0                 90,000(3)
        3                      0                  5,000                     5,000            0                 85,000
        4                      0                  5,000                     5,000            0                 80,000
        5                      0                  5,000                     5,000            0                 75,000
       10                      0                  5,000                     5,000            0                 50,000
       20                      0                  5,000                     5,000            0                      0(4)



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000).



(2) In this example, withdrawals each year equal the Guaranteed Withdrawal Amount. There is no Bonus in any year that a withdrawal is taken.



(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($95,000 - $5,000 = $90,000).



(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 20 years. At the end of 20 years, the Guaranteed Withdrawal Balance is zero and the Rider will terminate.



EXAMPLE 3B. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000, an Additional Purchase Payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the Guaranteed Withdrawal Amount is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in Bonuses in those years) and there are no Step-ups.



                                                                                                               GUARANTEED WITHDRAWAL
                                          GUARANTEED WITHDRAWAL AMOUNT                                          BENEFIT ON CONTRACT
 CONTRACT YEAR       PURCHASE PAYMENTS       AFTER PURCHASE PAYMENT       WITHDRAWAL TAKEN        BONUS             ANNIVERSARY
---------------      -----------------    ----------------------------    ----------------      ---------      --------------------
     At issue           $100,000                           --                      --                --              $ 100,000
        1                      0                      $ 5,000                 $     0           $ 5,000(1)             105,000(1)
        2                 10,000(B)                     5,750(2)                    0             5,500                120,500
        3                      0                        6,025                   6,025(3)              0(4)             114,475(3)
        4                      0                        6,025                       0             5,500                119,975
        5                      0                        6,025                       0             5,500                125,475



(1) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The new Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 - $5,250).



(2) In this example, there is an Additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $5,250, see footnote A above. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.05 x ($105,000 + $10,000) = $5,750) or (b) the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus 5% of the Purchase Payment ($5,250 + (.05 x $10,000)) = $5,750).



(3) In this example there is a withdrawal equal to the Guaranteed Withdrawal Amount $6,025 in year 3. Since this withdrawal does not exceed the Guaranteed Withdrawal Amount, the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,500 - $6,025 = $114,475).



(4)   No Bonus is payable in any year that a withdrawal is taken.

EXAMPLE 3c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, the Owner elects to Step-up the Guaranteed Withdrawal Balance at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).



                          GUARANTEED WITHDRAWAL                    HYPOTHETICAL CONTRACT VALUE                 GUARANTEED WITHDRAWAL
CONTRACT     PURCHASE     AMOUNT AFTER PURCHASE    WITHDRAWAL     ON CONTRACT ANNIVERSARY PRIOR                 BALANCE ON CONTRACT
  YEAR       PAYMENTS            PAYMENT              TAKEN                  TO FEE                  BONUS          ANNIVERSARY
--------    ---------     ---------------------    -----------    -----------------------------      -----      --------------------
At issue    $ 100,000                --                   --                     --                    --           $  100,000
    1               0       $     5,000              $ 5,000           $    102,000                  $  0               95,000
    2               0             5,000                5,000                103,828                     0               90,000
    3               0             5,000                5,000                105,781(1)                  0              105,781(1)
    4               0             5,289(2)             5,289                 94,946                     0              100,492
    5               0             5,289               10,000(3)              79,898(3)                  0               79,898(3)



(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($ 90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289).



(3) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.05 x $79,898 = $3,995).



EXAMPLES 4a, 4b, 4c AND 4d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 4a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.



                                                                                                                  GUARANTEED
                                  GUARANTEED                                                                  WITHDRAWAL BALANCE
                 PURCHASE         WITHDRAWAL        LIFETIME INCOME                                              ON CONTRACT
CONTRACT YEAR    PAYMENTS           AMOUNT              AMOUNT            WITHDRAWAL TAKEN         BONUS         ANNIVERSARY
-------------    ---------        ----------        ---------------       ----------------       ----------   -------------------
  At issue       $ 100,000             N/A                 N/A              $      0             $     0         $   100,000(1)
      1                  0        $  5,000(1)              N/A                     0               5,000(2)          105,000(3)
      2                  0           5,250(3)              N/A                     0                5,000            110,000
      3                  0           5,500                 N/A                     0                5,000            115,000
      4                  0           5,750                 N/A                     0                5,000            120,000
      5                  0           6,000                 N/A                     0                5,000            125,000
      6                  0           6,250                 N/A                     0                5,000            130,000
      7                  0           6,500                 N/A                     0                5,000            135,000
      8                  0           6,750                 N/A                     0                5,000            140,000
      9                  0           7,000                 N/A                     0                5,000            145,000
     10                  0           7,250                 N/A                     0                5,000            150,000
     11                  0           7,500            $  7,500(4)              7,500                    0            142,500
     12                  0           7,500               7,500                 7,500                    0            135,000
     13                  0           7,500               7,500                 7,500                    0            127,500
     14                  0           7,500               7,500                 7,500                    0            120,000
     15                  0           7,500               7,500                 7,500                    0            112,500
     20                  0           7,500               7,500                 7,500                    0             75,000
     25                  0           7,500               7,500                 7,500                    0             37,500
     30                  0           7,500               7,500                 7,500                    0                  0
     31+                 0               0               7,500                 7,500                    0                  0



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).



(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59-1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).



EXAMPLE 4b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                                 LIFETIME INCOME                      BENEFIT BASE ON  LIFETIME INCOME
               PURCHASE      BENEFIT BASE AFTER    AMOUNT AFTER                           CONTRACT     AMOUNT ON CONTRACT
CONTRACT YEAR  PAYMENTS       PURCHASE PAYMENT   PURCHASE PAYMENT  WITHDRAWAL TAKEN      ANNIVERSARY      ANNIVERSARY
-------------  --------      ------------------  ----------------  ----------------   ---------------  ------------------
At issue       $100,000          $100,000           $  5,000                 --           $100,000         $  5,000
    1            10,000(1)        110,000(1)           5,500(1)        $  5,500            104,500            5,500
    2            10,000(2)        114,500(2)           5,725(2)           5,725            108,775            5,725



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).



EXAMPLE 4c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59-1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.



                                                 LIFETIME                              HYPOTHETICAL
                              GUARANTEED          INCOME                            CONTRACT VALUE ON
                              WITHDRAWAL       AMOUNT AFTER                              CONTRACT                GUARANTEED
               PURCHASE      AMOUNT AFTER        PURCHASE                          ANNIVERSARY PRIOR TO     WITHDRAWAL BALANCE ON
CONTRACT YEAR  PAYMENTS    PURCHASE PAYMENT       PAYMENT     WITHDRAWAL TAKEN          RIDER FEE           CONTRACT ANNIVERSARY
-------------  --------    ----------------    ------------   ----------------     --------------------     ---------------------
At issue       $100,000             --                --                --                     --                 $100,000
   1                  0       $  5,000          $  5,000          $  5,000               $102,000                   95,000
   2                  0          5,000             5,000             5,000                103,828                   90,000
   3                  0          5,000             5,000             5,000                105,781                  105,781(1)
   4                  0          5,289(2)          5,289(2)          5,289                 94,946                  100,492



(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $107,881 = $5,289).



EXAMPLE 4d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 2c, but with a withdrawal of $10,000 at the end of year 4.



                                                                                         HYPOTHETICAL
                                GUARANTEED      LIFETIME INCOME                       CONTRACT VALUE ON
                                WITHDRAWAL       AMOUNT AFTER                              CONTRACT             GUARANTEED
                 PURCHASE      AMOUNT AFTER        PURCHASE                          ANNIVERSARY PRIOR TO  WITHDRAWAL BALANCE ON
CONTRACT YEAR    PAYMENTS    PURCHASE PAYMENT       PAYMENT       WITHDRAWAL TAKEN        RIDER FEE        CONTRACT ANNIVERSARY
-------------    --------    ----------------   ---------------   ----------------   --------------------  ---------------------
At issue         $100,000              --                --                --                    --               $100,000
   1                    0        $  5,000          $  5,000          $  5,000              $102,000                 95,000
   2                    0           5,000             5,000             5,000               103,828                 90,000
   3                    0           5,000             5,000             5,000               105,781                105,781
   4                    0           5,289             5,289            10,000                90,235                 90,235(1)
   5                    0           4,512(1)          4,512(1)          4,512                76,319                 85,723



(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,289. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($90,235) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,781 - $10,000 = $95,781). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $90,235 = $4,512).

EXAMPLES 5a, 5b, 5c AND 5d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UPS OPTIONAL BENEFIT RIDER.



EXAMPLE 5a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49-1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.



                                                                                                 GUARANTEED
                           GUARANTEED                                                        WITHDRAWAL BALANCE
                PURCHASE   WITHDRAWAL    LIFETIME INCOME                                         ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT           AMOUNT       WITHDRAWAL TAKEN       BONUS          ANNIVERSARY
-------------   --------   ----------    ---------------   ----------------     --------     ------------------
At issue        $100,000        N/A              N/A           $      0         $      0          $100,000(1)
    1                  0   $  5,000(1)           N/A                  0            5,000(2)        105,000(3)
    2                  0      5,250(3)           N/A                  0            5,000           110,000
    3                  0      5,500              N/A                  0            5,000           115,000
    4                  0      5,750              N/A                  0            5,000           120,000
    5                  0      6,000              N/A                  0            5,000           125,000
    6                  0      6,250              N/A                  0            5,000           130,000
    7                  0      6,500              N/A                  0            5,000           135,000
    8                  0      6,750              N/A                  0            5,000           140,000
    9                  0      7,000              N/A                  0            5,000           145,000
   10                  0      7,250              N/A                  0            5,000           150,000
   11                  0      7,500          $ 7,500(4)           7,500                0           142,500
   12                  0      7,500            7,500              7,500                0           135,000
   13                  0      7,500            7,500              7,500                0           127,500
   14                  0      7,500            7,500              7,500                0           120,000
   15                  0      7,500            7,500              7,500                0           112,500
   20                  0      7,500            7,500              7,500                0            75,000
   25                  0      7,500            7,500              7,500                0            37,500
   30                  0      7,500            7,500              7,500                0                 0
   31+                 0          0            7,500              7,500                0                 0



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount , the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).



(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59-1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).



EXAMPLE 5b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up



                                                   LIFETIME INCOME                       BENEFIT BASE ON        LIFETIME INCOME
                  PURCHASE    BENEFIT BASE AFTER     AMOUNT AFTER                           CONTRACT          AMOUNT ON CONTRACT
CONTRACT YEAR     PAYMENTS     PURCHASE PAYMENT    PURCHASE PAYMENT   WITHDRAWAL TAKEN     ANNIVERSARY            ANNIVERSARY
-------------   ------------  ------------------   ----------------   ----------------   ---------------      ------------------
At issue        $ 100,000          $ 100,000          $ 5,000                               $ 100,000                $ 5,000
    1              10,000(1)         110,000(1)         5,500(1)          $ 5,500             104,500                  5,500
    2              10,000(2)         114,500(2)         5,725(2)            5,725             108,775                  5,725



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 5C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Years 1, 2 and 3.



                                             LIFETIME                         HYPOTHETICAL
                             GUARANTEED       INCOME                       CONTRACT VALUE ON
                             WITHDRAWAL    AMOUNT AFTER                          CONTRACT              GUARANTEED
               PURCHASE    AMOUNT AFTER      PURCHASE                      ANNIVERSARY PRIOR TO  WITHDRAWAL BALANCE ON
CONTRACT YEAR  PAYMENTS  PURCHASE PAYMENT     PAYMENT    WITHDRAWAL TAKEN     RIDER FEE           CONTRACT ANNIVERSARY
-------------  --------  ----------------  ------------  ----------------  --------------------  ---------------------
  At issue     $100,000          --              --              --                   --                $100,000
      1               0      $5,000          $5,000          $5,000             $102,000                 102,000(1)
      2               0       5,100(2)        5,100           5,100              103,514                 103,514
      3               0       5,176           5,176           5,176              105,020                 105,020
      4               0       5,251           5,251           5,251               94,012                  99,769



(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Guaranteed Withdrawal Balance ($10,000 - $5,000 = $95,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $102,000.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $102,000 = $5,100).



EXAMPLE 5D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 3c, but with a withdrawal of $10,000 at the end of year 4.




                                                                                 HYPOTHETICAL
                            GUARANTEED     LIFETIME INCOME                     CONTRACT VALUE ON
                            WITHDRAWAL      AMOUNT AFTER                           CONTRACT              GUARANTEED
               PURCHASE    AMOUNT AFTER       PURCHASE                        ANNIVERSARY PRIOR TO  WITHDRAWAL BALANCE ON
CONTRACT YEAR  PAYMENTS  PURCHASE PAYMENT      PAYMENT      WITHDRAWAL TAKEN       RIDER FEE         CONTRACT ANNIVERSARY
-------------  --------  ----------------  ---------------  ----------------  --------------------  --------------------
 At issue      $100,000           --               --                --                   --             $ 100,000
     1                0      $ 5,000          $ 5,000           $ 5,000            $ 102,000               102,000
     2                0        5,100            5,100             5,100              103,514               103,514
     3                0        5,176            5,176             5,176              105,020               105,020
     4                0        5,251            5,251            10,000               89,263                89,263(1)
     5                0        4,463(1)         4,463(1)          4,463               75,307                84,800



(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,251. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,263) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,020 - $10,000 = $95,020). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,263 = $4,463).

EXAMPLES 6A, 6B, 6C AND 6D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION OPTIONAL BENEFIT RIDER.



EXAMPLE 6A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at age 55 of oldest Covered Person, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and either of the Covered Persons survives at least 31 years from issue.



                                                                                      GUARANTEED
                         GUARANTEED                                               WITHDRAWAL BALANCE
               PURCHASE  WITHDRAWAL   LIFETIME INCOME                                 ON CONTRACT
CONTRACT YEAR  PAYMENTS    AMOUNT          AMOUNT      WITHDRAWAL TAKEN   BONUS       ANNIVERSARY
-------------  --------  ----------   ---------------  ----------------  -------  -------------------
  At issue     $100,000       N/A           N/A             $    0       $     0     $ 100,000(1)
      1               0   $ 5,000(1)        N/A                  0         5,000(2)    105,000(3)
      2               0     5,250(3)        N/A                  0         5,000       110,000
      3               0     5,500           N/A                  0         5,000       115,000
      4               0     5,750           N/A                  0         5,000       120,000
      5               0     6,000           N/A                  0         5,000       125,000
      6               0     6,250           N/A                  0         5,000       130,000
      7               0     6,500           N/A                  0         5,000       135,000
      8               0     6,750           N/A                  0         5,000       140,000
      9               0     7,000           N/A                  0         5,000       145,000
     10               0     7,250           N/A                  0         5,000       150,000
     11               0     7,500       $ 7,500(4)           7,500             0       142,500
     12               0     7,500         7,500              7,500             0       135,000
     13               0     7,500         7,500              7,500             0       127,500
     14               0     7,500         7,500              7,500             0       120,000
     15               0     7,500         7,500              7,500             0       112,500
     20               0     7,500         7,500              7,500             0        75,000
     25               0     7,500         7,500              7,500             0        37,500
     30               0     7,500         7,500              7,500             0             0
    31+               0         0         7,500              7,500             0             0



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).



(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2 (oldest Covered Person for Principal Plus for Life - Spousal Protection Rider). The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500)

EXAMPLE 6B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at age 65 of oldest Covered Person, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                                 LIFETIME INCOME                    BENEFIT BASE ON   LIFETIME INCOME
               PURCHASE     BENEFIT BASE AFTER    AMOUNT AFTER                          CONTRACT     AMOUNT ON CONTRACT
CONTRACT YEAR  PAYMENTS      PURCHASE PAYMENT   PURCHASE PAYMENT  WITHDRAWAL TAKEN    ANNIVERSARY       ANNIVERSARY
-------------  --------     ------------------  ----------------  ----------------  ---------------  ------------------
 At issue      $100,000        $ 100,000             $ 5,000               --         $ 100,000            $ 5,000
     1           10,000(1)       110,000(1)            5,500(1)       $ 5,500           104,500              5,500
     2           10,000(2)       114,500(2)            5,725(2)         5,725           108,775              5,725



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).



EXAMPLE 6C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at the oldest Covered Person's age 65, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.




                                                                                  HYPOTHETICAL
                            GUARANTEED     LIFETIME INCOME                     CONTRACT VALUE ON
                            WITHDRAWAL       AMOUNT AFTER                          CONTRACT              GUARANTEED
               PURCHASE    AMOUNT AFTER       PURCHASE                        ANNIVERSARY PRIOR TO  WITHDRAWAL BALANCE ON
CONTRACT YEAR  PAYMENTS  PURCHASE PAYMENT      PAYMENT      WITHDRAWAL TAKEN       RIDER FEE        CONTRACT ANNIVERSARY
-------------  --------  ----------------  ---------------  ----------------  --------------------  ---------------------
  At issue     $100,000           --                --               --                   --             $ 100,000
      1               0      $ 5,000           $ 5,000          $ 5,000            $ 102,000                95,000
      2               0        5,000             5,000            5,000              103,560                90,000
      3               0        5,000             5,000            5,000              105,240(1)            105,240(1)
      4               0        5,262(2)          5,262(2)         5,262               94,245                99,978



(1) At the end of Contract Year 3, the Contract Value in this example, $105,240 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,240.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,240 = $5,262). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,240 = $5,262).



EXAMPLE 6D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 4c, but with a withdrawal of $10,000 at the end of year 4.




                                                                                  HYPOTHETICAL
                            GUARANTEED     LIFETIME INCOME                     CONTRACT VALUE ON
                            WITHDRAWAL      AMOUNT AFTER                            CONTRACT             GUARANTEED
               PURCHASE   AMOUNT AFTER        PURCHASE                        ANNIVERSARY PRIOR TO  WITHDRAWAL BALANCE ON
CONTRACT YEAR  PAYMENTS  PURCHASE PAYMENT     PAYMENT       WITHDRAWAL TAKEN       RIDER FEE         CONTRACT ANNIVERSARY
-------------  --------  ----------------  ---------------  ----------------  --------------------  ----------------------
  At issue     $100,000            --              --                --                   --              $ 100,000
      1               0       $ 5,000         $ 5,000          $  5,000           $  102,000                 95,000
      2               0         5,000           5,000             5,000              103,560                 90,000
      3               0         5,000           5,000             5,000              105,240                105,240
      4               0         5,262           5,262            10,000               89,507                 89,507(1)
      5               0         4,475(1)        4,475(1)          4,475               75,465                 85,031



(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,262. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,507) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,240 - $10,000 = $95,240). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,507 = $4,475).

EXAMPLES 7A, 7B, 7C AND 7D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL RETURNS OPTIONAL BENEFIT RIDER.



EXAMPLE 7A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS OF THE GUARANTEED WITHDRAWAL AMOUNT. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 12 Contract Years and there are no Step-ups.



                                                                                             GUARANTEED WITHDRAWAL BALANCE ON
CONTRACT YEAR    PURCHASE PAYMENTS    GUARANTEED WITHDRAWAL AMOUNT    WITHDRAWAL TAKEN(2)          CONTRACT ANNIVERSARY
-------------    -----------------    ----------------------------    -------------------    --------------------------------
  At issue           $ 100,000                   $ 8,000                         --                    $ 100,000(1)
      1                      0                     8,000                    $ 8,000                       92,000(3)
      2                      0                     8,000                      8,000                       84,000
      3                      0                     8,000                      8,000                       76,000
      4                      0                     8,000                      8,000                       68,000
      5                      0                     8,000                      8,000                       60,000
     10                      0                     8,000                      8,000                       20,000
     12                      0                     8,000                      8,000                        4,000
     13                      0                     8,000                      4,000                            0(4)



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance (.08 x $100,000 = $8,000).



(2)   In this example, withdrawals each year equal the Guaranteed Withdrawal
      Amount.



(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $8,000 = $92,000).



(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 12 years. At the end of 12 years, the Guaranteed Withdrawal Balance is $4,000. The withdrawal of $4,000 in the next year reduced the Guaranteed Withdrawal Balance to $0 and the Rider will terminate.



EXAMPLE 7B. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS THAT ARE LESS THAN GUARANTEED WITHDRAWAL AMOUNT FOR THE FIRST 5 YEARS AND EQUAL THE GUARANTEED WITHDRAWAL AMOUNT THEREAFTER. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, and there are no Step-ups.



                                                                                             GUARANTEED WITHDRAWAL BALANCE ON
CONTRACT YEAR    PURCHASE PAYMENTS    GUARANTEED WITHDRAWAL AMOUNT    WITHDRAWAL TAKEN(1)          CONTRACT ANNIVERSARY
-------------    -----------------    ----------------------------    -------------------    --------------------------------
  At issue           $ 100,000                 $ 8,000                           --                   $ 100,000
      1                      0                   8,000                      $ 6,000                      94,000(2)
      2                      0                   8,000                        6,000                      88,000
      3                      0                   8,000                        6,000                      82,000
      4                      0                   8,000                        6,000                      76,000
      5                      0                   8,000                        6,000                      70,000
     10                      0                   8,000                        8,000                      30,000
     14                      0                   8,000                        8,000                       6,000
     15                      0                   8,000                        6,000                           0(3)



(1) In this example, withdrawals in the first 5 years are less than the Guaranteed Withdrawal Amount.



(2) Since the withdrawal taken is less than the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $6,000 = $94,000).



(3) In this example, in year 15 the remaining Guaranteed Withdrawal Balance is less than the Guaranteed Withdrawal Amount. The final withdrawal equal to the Guaranteed Withdrawal Balance will deplete the Guaranteed Withdrawal Balance to zero and the Rider will terminate.



EXAMPLE 7C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING 10 YEARS TO BEGIN WITHDRAWALS IN A DECLINING MARKET. Assume a single Purchase Payment of $100,000 and no Additional Purchase Payments are made.



                                                   GUARANTEED
                                                   WITHDRAWAL
                        GUARANTEED                 BALANCE ON   CONTRACT VALUE
CONTRACT    PURCHASE    WITHDRAWAL   WITHDRAWAL     CONTRACT    PRIOR TO RIDER               CONTRACT VALUE AFTER
  YEAR      PAYMENTS      AMOUNT       TAKEN      ANNIVERSARY        FEE         RIDER FEE   ACCUMULATION BENEFIT
--------   ----------   ----------   ----------   -----------   --------------   ---------   --------------------
At issue   $ 100,000      $ 8,000          --      $ 100,000      $ 100,000        $ 500                 --
    1              0        8,000     $     0        100,000         98,000          500                 --
    2              0        8,000           0        100,000         98,586          500                 --
    3              0        8,000           0        100,000         96,782          500                 --
    4              0        8,000           0        100,000         93,477          500                 --
    5              0        8,000           0        100,000         97,594          500                 --
   10              0        8,000           0        100,000         85,531(1)       500          $ 100,000
   11              0        8,000       8,000         92,000         92,709          500



(1) At the end of Contract Year 10, the Contract Value in this example, $85,531, is less than the First Year Purchase Payment of $100,000 and the Contract Value plus Principal Returns Rider fees, ($85,531 + $4,500). The Contract Value will be adjusted to equal the First Year Purchase Payments of $100,000.

EXAMPLE 7D. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND WAITING 10 YEARS TO BEGIN WITHDRAWALS IN AN UP MARKET. Assume a single Purchase Payment of $100,000 and no Additional Purchase Payments are made.



                                                      GUARANTEED
                                                      WITHDRAWAL
                         GUARANTEED                   BALANCE ON    CONTRACT VALUE
CONTRACT    PURCHASE     WITHDRAWAL    WITHDRAWAL      CONTRACT     PRIOR TO RIDER               CONTRACT VALUE AFTER
  YEAR      PAYMENTS       AMOUNT        TAKEN       ANNIVERSARY         FEE         RIDER FEE   ACCUMULATION BENEFIT
--------   ----------   ------------   ----------   -------------   --------------   ---------   --------------------
At issue   $ 100,000      $ 8,000             --     $ 100,000        $ 100,000           --         $      --
    1              0        8,000       $      0       100,000          107,000        $ 500                --
    2              0        8,000              0       100,000          114,077          500                --
    3              0        8,000              0       121,628(1)       121,628          500                --
    4              0        9,730(2)           0       121,628          115,169          608                --
    5              0        9,730              0       121,628          103,105          608                --
   10              0       10,984              0       151,406(3)       146,258          686         $ 151,406(3)
   11              0       12,112         12,112       150,066          150,066          757                --



(1) At the end of Contract Year 3, the Contract Value in this example, $121,628 is greater than the Guaranteed Withdrawal Balance ($100,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $121,628.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($8,000) or (b) 8% of the Guaranteed Withdrawal Balance after the Step-up (.08 x $121,628 = $9,730).



(3) Since there are no withdrawal in years 1 through 10, at the end of year the Contract Value will be increased to equal the greater of the First Year Purchase Payments, $100,000 or the Contract Value plus the total of the Principal Returns Rider fees to date ($146,258 + $5,148 = $151,406). The Guaranteed Withdrawal Balance will Step-up to equal the new Contract Value of $151,406.



EXAMPLE 7E. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, an Additional Purchase Payment of $10,000 in year 2, there is an automatic Step-up of the Guaranteed Withdrawal Balance at the end of Contract Year 3 because of hypothetical investment gains, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).



                                                                                 HYPOTHETICAL CONTRACT VALUE   GUARANTEED WITHDRAWAL
                                    GUARANTEED WITHDRAWAL AMOUNT    WITHDRAWAL     ON CONTRACT ANNIVERSARY      BALANCE ON CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS      AFTER PURCHASE PAYMENT         TAKEN          PRIOR TO RIDER FEE             ANNIVERSARY
-------------   -----------------   ----------------------------   -----------   ---------------------------   ---------------------
 At issue          $ 100,000                       --                    --                    --                    $ 100,000
     1                     0                  $ 8,000              $  8,000              $ 99,000                       92,000
     2                10,000(1)                 8,160(1)              8,000                97,347                       83,840
     3                     0                    8,160                 8,000                95,542                       95,542
     4                     0                    8,160                 8,000                82,283                       87,382
     5                     0                    8,160                10,000(2)             63,625                       63,625



(1) In this example, there is an Additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $8,000. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.08 x ($92,000 + $10,000) = $8,160) or (b) the Guaranteed Withdrawal
      Amount immediately prior to the Purchase Payment plus 8% of the Purchase Payment ($8,000+ (.08 x $10,000)) =$8,800).



(2) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($63,625) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal (87,382- $10,000 = $77,382). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($8,160) or (b) 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.08 x $63,625 = $5,090).

             APPENDIX E: Optional Guaranteed Minimum Income Benefits



This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Venture(R) Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.



YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" for information about optional benefit Riders.



The following is a list of the various optional guaranteed minimum income benefits that may have been available to you at issue. Not all Riders were available at the same time or in all states.



      John Hancock USA



          -     Guaranteed Retirement Income Program I



          -     Guaranteed Retirement Income Program II



          -     Guaranteed Retirement Income Program III



      John Hancock New York



          -     Guaranteed Retirement Income Program I



          -     Guaranteed Retirement Income Program II



The optional Guaranteed Retirement Income Programs guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.



JOHN HANCOCK USA



Availability of Guaranteed Retirement Income Program



John Hancock USA offered three versions of the Guaranteed Retirement Income Program. Guaranteed Retirement Income Program I was available for Contracts issued between May 1998 and June 2001 (beginning and end dates may vary by state). Guaranteed Retirement Income Program II was available for Contracts issued between July 2001, and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Program III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III are described below.



CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:



      - may not be exercised until the 10th Contract Anniversary (7th Contract Anniversary for Guaranteed Retirement Income Program I) and then must be exercised within 30 days immediately following the 10th Contract Anniversary (7th Contract Anniversary for Guaranteed Retirement Income Program I) or a subsequent Contract Anniversary; and



      - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.



Guaranteed Retirement Income Program I



The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is defined below. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.



THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.



INCOME BASE: The Income Base is equal to (a) less (b), where:



      (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and



      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME PROGRAM I GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program I is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.



INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.



STEP-UP OF INCOME BASE: Within 30 days immediately following any Contract Anniversary, you may elect in writing to Step-up the Income Base to the Contract Value on that Contract Anniversary. If you elect to Step-up the Income Base, the earliest date that you may exercise Guaranteed Retirement Income Program is extended to the 7th Contract Anniversary following the date the Step-up is effective (the "Step-up Date").



Following a Step-up of the Income Base, the Income Base as of the Step-up Date is equal to the Contract Value on the Step-up Date. For purposes of subsequent calculation of the Income Base, the Contract Value on the Step-up Date will be treated as a Purchase Payment made on that date, and all Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the Step-up Date will not be considered.



Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III



The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.



THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.



GROWTH FACTOR INCOME BASE: The Growth Factor Income Base is equal to (a) less
(b), where:



      (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and



      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.



GUARANTEED RETIREMENT INCOME PROGRAM II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.



GUARANTEED RETIREMENT INCOME PROGRAM III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.



STEP-UP INCOME BASE: The Step-up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.



GUARANTEED RETIREMENT INCOME PROGRAM II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.



GUARANTEED RETIREMENT INCOME PROGRAM III INCOME BASE REDUCTIONS: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated above.

Partial withdrawals will reduce the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.



MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options").



Life Annuity with a 10-Year Period Certain - Available for both Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III.



Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Program II issued prior to January 27, 2003 (availability may vary by state).



Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Program III and for Contracts issued with Guaranteed Retirement Income Program II on or after January 27, 2003 (availability may vary by state).



The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise a Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)



If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.



Guaranteed Retirement Income Program Fee



The risk assumed by us associated with a Guaranteed Retirement Income Program is that annuity benefits payable under a Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.



GUARANTEED RETIREMENT INCOME PROGRAM RIDER                          ANNUAL FEE
------------------------------------------                          ----------
Guaranteed Retirement Income Program I                                 0.25%
Guaranteed Retirement Income Program II                                0.45%
Guaranteed Retirement Income Program III                               0.50%



If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.



Termination of Guaranteed Retirement Income Program



A Guaranteed Retirement Income Program will terminate upon the earliest to occur of:



      - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;



      -     the termination of the Contract for any reason; or



      -     the exercise of the Guaranteed Retirement Income Program benefit.



Qualified Plans



The use of Guaranteed Retirement Income Programs is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Program.



Hence, you should consider that since (a) a Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election (7th Contract Anniversary for Guaranteed Retirement Income Program I) and (b) the election of a Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed

Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.



In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.



In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.



GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME PROGRAMS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.



JOHN HANCOCK NEW YORK



Availability of Guaranteed Retirement Income Program



John Hancock New York offered two versions of the Guaranteed Retirement Income Program were offered. Guaranteed Retirement Income Program I was available for Contracts issued between September 10, 2001, and July 21, 2003. Guaranteed Retirement Income Program II was available for Contracts issued between December 2, 2002 and June 11, 2004. Any differences between Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II are described below.



CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:



      - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and



      - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.



Income Base



The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Program II only) or (ii) the Step-up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.



THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.



GROWTH FACTOR INCOME BASE (GUARANTEED RETIREMENT INCOME PROGRAM II ONLY): The Growth Factor Income Base is equal to (a) less (b), where:



      (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and



      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.



GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.



STEP-UP INCOME BASE: The Step-up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.



INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Partial withdrawals will reduce the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.



MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options"):



      -     Life Annuity with a 10-Year Period Certain;



      -     Joint and Survivor Life Annuity with a 20-Year Period Certain.



The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates).



If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.



Guaranteed Retirement Income Program Fee



The risk assumed by us associated with a Guaranteed Retirement Income Program is that annuity benefits payable under a Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.



GUARANTEED RETIREMENT INCOME PROGRAM RIDER              ANNUAL FEE
------------------------------------------              ----------
Guaranteed Retirement Income Program I                    0.30%
Guaranteed Retirement Income Program II                   0.45%



If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.



Termination of Guaranteed Retirement Income Program



A Guaranteed Retirement Income Program will terminate upon the earliest to occur of:



      - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;



      -     the termination of the Contract for any reason; or



      -     the exercise of the Guaranteed Retirement Income Program benefit.



Qualified Plans



The use of a Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Program.



You should consider that since (a) a Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.



In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.



GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, A GUARANTEED RETIREMENT INCOME PROGRAM SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

      APPENDIX F: Additional Availability of Guaranteed Minimum Withdrawal
                                 Benefit Riders



Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders



This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for one of the following optional guaranteed minimum withdrawal benefit Riders after you purchase a Contract:



      -     Income Plus for Life or Income Plus for Life - Joint Life;



      - Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up; or



      -     Principal Returns.



FOR MORE INFORMATION REGARDING THE FEES AND FEATURES OF THESE RIDERS AND THE OTHER TOPICS DISCUSSED IN THIS APPENDIX, PLEASE SEE APPENDIX D: "OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS."



DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Yes, we impose several conditions:



      - Exchange of existing guaranteed minimum withdrawal benefit Rider - If you elect to purchase a new guaranteed minimum withdrawal benefit Rider for use with a previously issued Contract, your Contract must have a guaranteed minimum withdrawal benefit Rider in effect. We will terminate the existing guaranteed minimum withdrawal benefit Rider when you purchase a new guaranteed minimum withdrawal benefit Rider.



You may lose guaranteed lifetime income benefits, "accumulation benefits," "Bonuses," "Target Amount adjustments" and "Step-ups" under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new guaranteed minimum withdrawal benefit Rider.



      - No withdrawal charges in excess of $500 - You may not purchase a new guaranteed minimum withdrawal benefit if the withdrawal charges under your Contract are greater than $500. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $500 or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new guaranteed minimum withdrawal benefit Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.



You should review the annuity prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.



      - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new guaranteed minimum withdrawal benefit Rider in one or more of the Investment Options we make available for that Rider. Your existing guaranteed minimum withdrawal benefit Rider may permit you to invest in Investment Options that are not available under a new guaranteed minimum withdrawal benefit Rider. If you choose to purchase a new guaranteed minimum withdrawal benefit Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new guaranteed minimum withdrawal benefit Rider before you can purchase the new Rider.



For more information regarding the currently available Investment Options for guaranteed minimum withdrawal benefit Riders, please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." You should consult with your registered representative to assist you in determining which available individual Investment Option(s) or Model Allocation under a new guaranteed minimum withdrawal benefit Rider is best suited for your financial needs and risk tolerance.



      - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new guaranteed minimum withdrawal benefit Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus for Life - Joint Life Rider.



      - Settlement Phase Restriction - Your Contract must not be in the "Settlement Phase" under an existing guaranteed minimum withdrawal benefit Rider for you to elect to purchase a new guaranteed minimum withdrawal benefit Rider. The "Settlement Phase" occurs only when your Contract Value declines to zero and your existing guaranteed minimum withdrawal benefit Rider still has guaranteed benefits.



      - Different Rider - You cannot exchange your existing guaranteed minimum withdrawal benefit Rider for the same type of guaranteed minimum withdrawal benefit Rider (i.e., Income Plus for Life for Income Plus for Life; Income Plus for Life

      - Joint Life for Income Plus for Life - Joint Life; Principal Plus for Life for Principal Plus for Life; Principal Plus for Life Plus Automatic Annual Step-up for Principal Plus for Life Plus Automatic Annual Step-up; or Principal Returns for Principal Returns) unless we agree otherwise.



      - State of Issue Restriction - You may purchase a guaranteed minimum withdrawal benefit Rider only if it is then available in the state where we issued your Contract. You can find out if an optional guaranteed minimum withdrawal benefit Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078. We may consent to make a new guaranteed minimum withdrawal benefit Rider available to you in other states.



      - Availability of offer - We reserve the right to suspend, modify, or terminate our offer of any guaranteed minimum withdrawal benefit Rider at any time. We also reserve the right to refuse to issue any new guaranteed minimum withdrawal benefit Rider at our sole discretion.



Before you purchase a new guaranteed minimum withdrawal benefit Rider:



      - compare the fees, benefits and restrictions of any existing guaranteed minimum withdrawal benefit Rider to your Contract with the fees, benefits and restrictions of the new Rider; and



      - consult with your registered representative to determine if the new Rider is appropriate for your needs and financial circumstances.



WHEN CAN I ELECT TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



We provide a thirty day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $500 or less at that time) for you to elect a new guaranteed minimum withdrawal benefit Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new guaranteed minimum withdrawal benefit Rider.



We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a guaranteed minimum withdrawal benefit Rider following the death of an Owner in exchange for a then existing Rider. Under our current administrative procedures, you cannot exchange an existing guaranteed minimum withdrawal benefit Rider for a new Rider during the first Contract Year.



We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.



HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?



We charge you the annual Rider fee under your existing guaranteed minimum withdrawal benefit Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new guaranteed minimum withdrawal benefit Rider (i.e., the start of an Election Period). If you purchase a new guaranteed minimum withdrawal benefit Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).



The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:



                                                    INCOME PLUS                           PRINCIPAL PLUS FOR LIFE
FEES DEDUCTED FROM               INCOME PLUS     FOR LIFE - JOINT      PRINCIPAL PLUS          PLUS AUTOMATIC         PRINCIPAL
 CONTRACT VALUE(1)                FOR LIFE             LIFE               FOR LIFE             ANNUAL STEP-UP          RETURNS
------------------               -----------     ----------------      --------------     ------------------------    ---------
Maximum Fee(2)                      1.20%              1.20%                0.75%                   1.20%                0.95%
Current Fee                         0.60%              0.60%                0.40%                   0.60%                0.50%



(1) Fees are shown as a percentage of the "Adjusted Benefit Base" for Income Plus for Life and Income Plus for Life - Joint Life and as a percentage of the "Adjusted Guaranteed Withdrawal Balance" for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Returns.



(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-up of the "Benefit Base" (Income Plus for Life or Income Plus for Life - Joint Life) or "Guaranteed Withdrawal Balance" (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns) to equal the Contract Value.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our guaranteed minimum withdrawal benefit Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction (i.e., a "Reset") may be more or less than the amount you can withdraw without a Reset under your existing guaranteed minimum withdrawal benefit Rider.



The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing minimum guaranteed benefit Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:



 INITIAL ANNUAL                                        INCOME PLUS                        PRINCIPAL PLUS FOR LIFE
GUARANTEE ON NEW                    INCOME PLUS     FOR LIFE - JOINT    PRINCIPAL PLUS         PLUS AUTOMATIC          PRINCIPAL
     RIDER                           FOR LIFE             LIFE             FOR LIFE            ANNUAL STEP-UP           RETURNS
----------------                 ----------------   -----------------  ----------------   -----------------------   ----------------
Guaranteed Withdrawal Amount(1)   Not applicable     Not applicable    5.0% of Contract      5.0% of Contract       8.0% of Contract
                                                                             Value                 Value                  Value

Lifetime Income Amount(2)        5.0% of Contract   4.75% of Contract  5.0% of Contract       5.0% of Contract        Not applicable
                                       Value               Value             Value                 Value



(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. The maximum Guaranteed Withdrawal Amount for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up is $250,000. The maximum Guaranteed Withdrawal Amount for Principal Returns is $400,000.



(2) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus for Life
      - Joint Life) is at least 59-1/2 (62 for Contracts issued in New York) at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the annuity prospectus. The maximum Lifetime Income Amount for Income Plus for Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up is $250,000. The maximum Lifetime Income Amount for Income Plus for Life - Joint Life is $237,500.



We will decrease amounts guaranteed under a guaranteed minimum withdrawal benefit Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing guaranteed minimum withdrawal benefit Rider.



WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you purchase a guaranteed minimum withdrawal benefit Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider, and may be more or less than other benefits under your existing minimum guaranteed withdrawal benefit Rider:



      - Bonuses. If you qualify for the Lifetime Income Bonus applicable to Income Plus for Life or Income Plus for Life - Joint Life, we will increase the Benefit Base by 7% (6% in New York) of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Benefit Base" under the new Rider) if we did not previously Step-up the Benefit Base and/or Lifetime Income Amount. Each time you qualify for the Bonus applicable to Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up, we will increase the Guaranteed Withdrawal Balance by 5% of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Guaranteed Withdrawal Balance" under the new Rider) if we did not previously Step-up or Reset the Guaranteed Withdrawal Balance. We do not increase amounts guaranteed under Principal Returns by Bonuses.



      -     Target Amount Adjustment (Income Plus for Life, Income Plus for Life
            - Joint Life). We establish the "Target Date" for the "Target Amount" adjustment described in the annuity prospectus as the later of the end of the first 10 Contract Years following your purchase of the new Rider or the Contract Anniversary on or next following the date the Covered Person (the younger Covered Person, in the case of Income Plus for Life - Joint Life) attains age 69. The Target Amount is 200% of the initial Benefit Base for the new Rider. We will increase the Target Amount by 200% of all Additional Purchase Payments you make in the first Contract Year following your purchase of the new Rider, and by 100% of all subsequent Additional Purchase Payments you make, subject to our Purchase Payment limits, until the applicable Target Date. In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million. You must take no withdrawals under your Contract after you purchase the Rider until the applicable Target Date to receive a Target Amount adjustment to the Benefit Base.

      - Accumulation Benefit (Principal Returns). We will establish the "Accumulation Benefit" described in the Principal Returns Rider supplement on the 10th Contract Anniversary following your purchase of the new Rider. If you qualify for the Accumulation Benefit, your Contract Value at the end of this period will equal the greater of
            (a) your initial Guaranteed Withdrawal Balance under the new Rider or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. You must take no withdrawals under your Contract at any time for 10 Contract Years following your purchase of the new Rider to receive an Accumulation Benefit.



Impact of Purchase Payments



Since the initial guarantees and other benefits under a new guaranteed minimum withdrawal benefit Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider.



WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?



Effect of withdrawals



We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus for Life or an Income Plus for Life - Joint Life Rider, we will reduce the death benefit on a dollar for dollar basis if you limit your annual withdrawals (including applicable withdrawal charges, if any) to the Lifetime Income Amount for that Rider. If you take annual withdrawals in excess of that amount, we will deduct the entire amount of that withdrawal on either a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal) or on a dollar-for-dollar basis, based upon your Contractual death benefit. We reduce the death benefit on a pro rata basis under Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or a Principal Returns Rider.



Continuation of Contract after death benefits become payable



Coverage under any of our guaranteed minimum withdrawal benefit Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a guaranteed minimum withdrawal benefit Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).



CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider ends:



      - (Income Plus for Life) if the deceased Owner is the Covered Person under the Rider.



      - (Income Plus for Life - Joint Life) if the deceased Owner is the last Covered Person under the Rider, or the only remaining Covered Person, under the Rider.



      - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is the Covered Person; and (b) with respect to the Guaranteed Withdrawal Amount, if there is no remaining death benefit or Guaranteed Withdrawal Balance.



      - (Principal Returns) if the Guaranteed Withdrawal Balance is less than zero.



CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider may continue:



      - (Income Plus for Life) if the deceased Owner is not the Covered Person under the Rider. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonus amounts and Step-Ups if the Beneficiary is a non-spousal Beneficiary.



      - (Income Plus for Life - Joint Life) only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased "Owner" and a tax qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups).



      - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is not the Covered Person under the Rider; and
            (b) with respect to the Guaranteed Withdrawal Amount, if the Guaranteed Withdrawal Amount, the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonuses and Step-ups (other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit) if the Beneficiary is a non-spousal Beneficiary.



      - (Principal Returns) if the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. The Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The latest Step-up Date will be the Age 95 Contract Anniversary Date based on the earlier of: (a) the date the deceased owner would have attained age 95; or (b) the birthdate of the Beneficiary if that Beneficiary is older than the deceased Owner.



If death occurs during a Rider's "Settlement Phase," however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.



You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

                 APPENDIX U: Tables of Accumulation Unit Values



The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.



We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).



The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:



      -     Venture 2006 Contracts with no optional benefit Riders



      -     Venture 2006 Contracts with the Annual Step Death Benefit Rider



      - Venture 2006 Contracts issued by John Hancock New York with the Annual Step Death Benefit Rider and the Payment Enhancement optional benefit Rider.



      -     Ven 24, Ven 22 and Ven 20 Contracts with no optional benefit Riders;



      - Ven 22 and Ven 20 Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;



      -     Ven 24 Contracts with the Payment Enhancement optional benefit
            Rider;



      -     Ven 9, Ven 6 and Ven 7 Contracts with no optional benefit Riders;



      -     Ven 3 Contracts with no optional benefit Riders.



Please note that fees for the Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, Income Plus for Life, Income Plus for Life - Joint Life, Principal Returns and Triple Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Prior

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
               ACCUMULATION UNIT VALUES- VENTURE VARIABLE ANNUITY

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
500 INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.288719 14.355712 13.981973 12.890992  10.232056  12.500000         --         --         --        --
   Value at End of Year     16.820244 16.288719 14.355712 13.981973  12.890992  10.232056         --         --         --        --
   Ven 22, 20 No. of Units    961,353 1,067,899 1,225,205 1,250,479  1,096,693    312,367         --         --         --        --
   Ven 24 No. of Units        381,985   420,641   453,984   472,832    344,259     85,184         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.138539 14.251751 13.908408 12.848905  10.219044  12.500000         --         --         --        --
   Value at End of Year     16.631701 16.138539 14.251751 13.908408  12.848905  10.219044         --         --         --        --
   No. of Units                90,490   124,224   127,884   131,553    113,154      6,296         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.026755 14.174210 13.853451 12.817386  10.209272  12.500000         --         --         --        --
   Value at End of Year     16.491604 16.026755 14.174210 13.853451  12.817386  10.209272         --         --         --        --
   No. of Units               334,148   343,063   361,467   353,819    264,511     58,512         --         --         --        --

500 INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   11.860026 10.434774 10.146482  9.332415   7.393241   9.677729  11.200577  12.500000         --        --
   Value at End of Year     12.267395 11.860026 10.434774 10.146482   9.332415   7.393241   9.677729  11.200577         --        --
   Ven 22, 20 No. of Units  4,027,955 5,662,346 7,431,295 9,056,577  9,910,540  9,560,366  8,341,963  3,372,404         --        --
   Ven 24 No. of Units        180,652   202,571   254,131   340,730    301,338    325,150    237,911     61,502         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.679857 11.178350 10.891210 10.037495   7.967712  10.450629  12.500000         --         --        --
   Value at End of Year     13.089039 12.679857 11.178350 10.891210  10.037495   7.967712  10.450629         --         --        --
   No. of Units                29,894    53,278    57,668    67,142    107,257    106,231     34,656         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   11.941431 10.543123 10.287669  9.495529   7.548807   9.916084  11.516966         --         --        --
   Value at End of Year     12.308201 11.941431 10.543123 10.287669   9.495529   7.548807   9.916084         --         --        --
   No. of Units               312,360   413,183   487,495   621,415    543,810    446,244    237,911         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year   11.860026 10.434774 10.146482  9.332415   7.393241   9.677729  11.200577  12.500000         --        --
   Value at End of Year     12.267395 11.860026 10.434774 10.146482   9.332415   7.393241   9.677729  11.200577         --        --
   Ven 7, 8 No. of Units      322,637   423,821   579,086   697,016    871,491    863,970    571,972    436,748         --        --
   Ven 9 No. of Units          92,908    93,667   157,718   254,069    196,202    429,028    294,074     66,524         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   11.860026 10.434774 10.146482  9.332415   7.393241   9.677729  11.200577  12.500000         --        --
   Value at End of Year     12.267395 11.860026 10.434774 10.146482   9.332415   7.393241   9.677729  11.200577         --        --
   No. of Units                23,424    34,045    36,694    35,016     36,077     27,155     31,853     15,118         --        --

ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.914612 12.567393 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.215463 12.914612 12.567393        --         --         --         --         --         --        --
   Ven 22, 20 No. of Units  7,342,785 7,737,600 7,813,643        --         --         --         --         --         --        --
   Ven 24 No. of Units      1,320,767 1,344,178 1,350,107        --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.871603 12.550538 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.145010 12.871603 12.550538        --         --         --         --         --         --        --
   No. of Units               325,954   320,904   312,540        --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.839427 12.537911 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.092383 12.839427 12.537911        --         --         --         --         --         --        --
   No. of Units             1,317,568 1,399,750 1,442,961        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year          -- 12.500000        --        --         --         --         --         --         --        --
   Value at End of Year            --        --        --        --         --         --         --         --         --        --
   No. of Units                    --        --        --        --         --         --         --         --         --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year   12.914612 12.567393 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.215463 12.914612 12.567393        --         --         --         --         --         --        --
   Ven 9 No. of Units             253       253       253        --         --         --         --         --         --        --

ACTIVE BOND TRUST - SERIES I SHARES (units first credited 4-29-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.953874 12.580342 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.289682 12.953874 12.580342        --         --         --         --         --         --        --
   Ven 22, 20 No. of Units  2,211,907 2,960,620 3,779,743        --         --         --         --         --         --        --
   Ven 24 No. of Units         98,929   118,895   140,653        --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.910707 12.563464 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.218798 12.910707 12.563464        --         --         --         --         --         --        --
   No. of Units                26,958    32,570    43,655        --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.878444 12.550821 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.165897 12.878444 12.550821        --         --         --         --         --         --        --
   No. of Units               261,708   296,316   361,780        --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year   12.953874 12.580342 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.289682 12.953874 12.580342        --         --         --         --         --         --        --
   Ven 7, 8 No. of Units    1,582,048 1,896,304 2,428,159        --         --         --         --         --         --        --
   Ven 9 No. of Units         140,392   204,998   258,204        --         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   12.953874 12.580342 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.289682 12.953874 12.580342        --         --         --         --         --         --        --
   No. of Units               732,664   855,608   950,426        --         --         --         --         --         --        --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 12.607074   9.571530  12.500000         --         --         --        --
   Value at End of Year            --        --        -- 13.575947  12.607074   9.571530         --         --         --        --
   Ven 22, 20 No. of Units         --        --        --   567,063    513,320    154,361         --         --         --        --
   Ven 24 No. of Units             --        --        --   199,068    149,385     42,198         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --        -- 12.565898   9.559332  12.500000         --         --         --        --
   Value at End of Year            --        --        -- 13.504490  12.565898   9.559332         --         --         --        --
   No. of Units                    --        --        --    54,887     63,237     18,334         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        --        -- 12.535104   9.550203  12.500000         --         --         --        --
   Value at End of Year            --        --        -- 13.451149  12.535104   9.550203         --         --         --        --
   No. of Units                    --        --        --    93,182     58,322     32,572         --         --         --        --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 1-01-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 12.039961   9.120311  12.326027  16.889157  16.628126  12.680777 12.327066
   Value at End of Year            --        --        -- 12.971720  12.039961   9.120311  12.326027  16.889157  16.628126 12.680777
   Ven 22, 20 No. of Units         --        --        -- 7,370,975  9,002,683  9,780,531 11,254,683 10,422,393  3,817,588 2,618,135
   Ven 24 No. of Units             --        --        --   336,022    444,899    481,914    515,448    470,760     88,070        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --        --  8.776337   6.661388   9.020870  12.500000         --         --        --
   Value at End of Year            --        --        --  9.436575   8.776337   6.661388   9.020870         --         --        --
   No. of Units                    --        --        --    54,792     61,592     64,403    400,458         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        --        --  7.888253   5.996302   8.132426  11.182499         --         --        --
   Value at End of Year            --        --        --  8.468944   7.888253   5.996302   8.132426         --         --        --
   No. of Units                    --        --        --   395,958    452,125    462,774    271,521         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year          --        --        -- 12.039961   9.120311  12.326027  16.889157  16.628126  12.680777 12.327066
   Value at End of Year            --        --        -- 12.971720  12.039961   9.120311  12.326027  16.889157  16.628126 12.680777
   Ven 7, 8 No. of Units           --        --        --   573,749    745,064    843,050  1,072,108  1,506,390    787,936 1,089,413
   Ven 9 No. of Units              --        --        --   224,663    367,517    352,330    413,862    548,723    302,621   319,349

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year          --        --        -- 12.039961   9.120311  12.326027  16.889157  16.628126  12.680777 12.327066
   Value at End of Year            --        --        -- 12.971720  12.039961   9.120311  12.326027  16.889157  16.628126 12.680777
   No. of Units                    --        --        --    38,592     54,025     47,672     48,674     76,525     27,501    17,454

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   18.936083 16.764082 15.611671 13.642000  10.539761  12.500000         --         --         --        --
   Value at End of Year     19.122169 18.936083 16.764082 15.611671  13.642000  10.539761         --         --         --        --
   Ven 22, 20 No. of Units    102,679   120,561   130,017   142,419    100,996     58,383         --         --         --        --
   Ven 24 No. of Units         16,455    18,620    16,165    14,031     10,611      3,755         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.761473 16.642648 15.529505 13.597435  10.526345  12.500000         --         --         --        --
   Value at End of Year     18.907779 18.761473 16.642648 15.529505  13.597435  10.526345         --         --         --        --
   No. of Units                 4,518     3,733     5,894     5,602      3,972        147         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   18.631621 16.552193 15.468201 13.564126  10.516293  12.500000         --         --         --        --
   Value at End of Year     18.748605 18.631621 16.552193 15.468201  13.564126  10.516293         --         --         --        --
   No. of Units                16,590    16,325    13,357    11,137      4,810      1,371         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year   18.936083 16.764082 15.611671        --         --         --         --         --         --        --
   Value at End of Year     19.122169 18.936083 16.764082        --         --         --         --         --         --        --
   Ven 9 No. of Units             312       313       313        --         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   18.936083 16.764082 15.611671        --         --         --         --         --         --        --
   Value at End of Year     19.122169 18.936083 16.764082        --         --         --         --         --         --        --
   No. of Units                   149       149       149        --         --         --         --         --         --        --

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES I SHARES (units first credited 7-15-1996)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   20.830585 18.408599 17.113549 14.919288  11.501386  15.600316  20.120816  28.060585  20.739989 16.968111
   Value at End of Year     21.086684 20.830585 18.408599 17.113549  14.919288  11.501386  15.600316  20.120816  28.060585 20.739989
   Ven 22, 20 No. of Units  2,846,401 4,157,956 5,317,776 6,316,179  7,678,603  9,380,988 12,268,522 14,881,833  9,747,951 5,951,480
   Ven 24 No. of Units         81,521   130,706   153,969   175,743    215,705    251,358    299,501    253,992     59,898        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.114225 10.727059  9.992305  8.728600   6.742395   9.163627  12.500000         --         --        --
   Value at End of Year     12.238522 12.114225 10.727059  9.992305   8.728600   6.742395   9.163627         --         --        --
   No. of Units                20,761    21,873    25,817    32,414     30,500     29,233     14,344         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    9.214290  8.171404  7.623095  6.669038   5.159206   7.022468   9.089389         --         --        --
   Value at End of Year      9.294794  9.214290  8.171404  7.623095   6.669038   5.159206   7.022468         --         --        --
   No. of Units                97,450   114,191   172,569   210,053    273,881    257,701    173,641         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year   20.830585 18.408599 17.113549 14.919288  11.501386  15.600316  20.120816  28.060585  20.739989 16.968111
   Value at End of Year     21.086684 20.830585 18.408599 17.113549  14.919288  11.501386  15.600316  20.120816  28.060585 20.739989
   Ven 7, 8 No. of Units      465,904   594,331   775,887 1,026,608  1,274,268  1,630,125  2,120,101  3,358,777  3,741,117 2,993,344
   Ven 9 No. of Units         198,707   253,002   313,453   418,096    520,711    624,455    797,877  1,019,262  1,007,471   694,842

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   20.830585 18.408599 17.113549 14.919288  11.501386  15.600316  20.120816  28.060585  20.739989 16.968111
   Value at End of Year     21.086684 20.830585 18.408599 17.113549  14.919288  11.501386  15.600316  20.120816  28.060585 20.739989
   No. of Units                24,100    31,814    35,814    43,383     53,510     80,427    128,701    173,914    189,827   157,427

ALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   15.054859 14.359361 13.387148 12.767854  10.037335  12.500000         --         --         --        --
   Value at End of Year     16.600225 15.054859 14.359361 13.387148  12.767854  10.037335         --         --         --        --
   Ven 22, 20 No. of Units    524,089   555,332   563,975   797,349    639,116    204,577         --         --         --        --
   Ven 24 No. of Units         79,704    95,639    99,956    97,287     81,893     15,156         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   14.916013 14.255343 13.316695 12.726145  10.024552  12.500000         --         --         --        --
   Value at End of Year     16.414091 14.916013 14.255343 13.316695  12.726145  10.024552         --         --         --        --
   No. of Units                24,209    25,866    29,457    28,729     26,365      6,629         --         --         --        --

Venture Prior

                              YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                             ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                            12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                           --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year  14.812723 14.177829 13.264097 12.694956  10.014973  12.500000         --         --         --         --
   Value at End of Year    16.275871 14.812723 14.177829 13.264097  12.694956  10.014973         --         --         --         --
   No. of Units               63,831    73,221    68,612    80,663     65,159     28,524         --         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year  15.054859 14.359361 13.387148        --         --         --         --         --         --         --
   Value at End of Year    16.600225 15.054859 14.359361        --         --         --         --         --         --         --
   Ven 9 No. of Units            821       828       548        --         --         --         --         --         --         --

ALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 3-04-1996)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year  20.206474 19.226457 17.888430 17.030370  13.363096  17.927398  23.852189  27.113084  19.002856  15.020670
   Value at End of Year    22.325941 20.206474 19.226457 17.888430  17.030370  13.363096  17.927398  23.852189  27.113084  19.002856
   Ven 22, 20 No. of Units 4,314,341 5,971,079 7,379,350 9,368,927 11,255,888 13,146,694 16,602,102 16,971,982 11,618,340 10,114,972
   Ven 24 No. of Units       158,510   228,894   268,153   300,775    370,060    423,069    503,394    477,236    107,418         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   9.883757  9.423173  8.784877  8.380282   6.588842   8.857071  12.500000         --         --         --
   Value at End of Year    10.898530  9.883757  9.423173  8.784877   8.380282   6.588842   8.857071         --         --         --
   No. of Units               33,095    38,921    46,808    61,922     75,053     78,183     48,575         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   8.585393  8.197559  7.653722  7.312204   5.757704   7.751463  10.349704         --         --         --
   Value at End of Year     9.452597  8.585393  8.197559  7.653722   7.312204   5.757704   7.751463         --         --         --
   No. of Units              257,081   314,528   389,884   490,521    574,876    635,050    483,817         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year  20.206474 19.226457 17.888430 17.030370  13.363096  17.927398  23.852189  27.113084  19.002856  15.020670
   Value at End of Year    22.325941 20.206474 19.226457 17.888430  17.030370  13.363096  17.927398  23.852189  27.113084  19.002856
   Ven 7, 8 No. of Units     762,737   951,840 1,208,031 1,583,546  2,008,869  2,463,679  3,192,887  4,274,267  4,764,175  5,312,432
   Ven 9 No. of Units        326,625   426,423   526,534   681,765    845,398  1,028,998  1,422,150  1,728,273  1,684,077  1,574,135

Ven 3 Contracts with no Optional Riders
   Value at Start of Year  20.206474 19.226457 17.888430 17.030370  13.363096  17.927398  23.852189  27.113084  19.002856  15.020670
   Value at End of Year    22.325941 20.206474 19.226457 17.888430  17.030370  13.363096  17.927398  23.852189  27.113084  19.002856
   No. of Units               38,198    46,528    70,597    93,651    115,713    135,052    208,852    254,967    228,969    239,012

ALL CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year  17.516604 15.646118 15.050883 13.181759   9.674898  12.500000         --         --         --         --
   Value at End of Year    18.660656 17.516604 15.646118 15.050883  13.181759   9.674898         --         --         --         --
   Ven 22, 20 No. of Units   735,104   873,791   843,708   807,667    523,939     85,306         --         --         --         --
   Ven 24 No. of Units       141,565   161,342   146,759   154,556     90,937      9,080         --         --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year  17.355078 15.532791 14.971687 13.138707   9.662574  12.500000         --         --         --         --
   Value at End of Year    18.451435 17.355078 15.532791 14.971687  13.138707   9.662574         --         --         --         --
   No. of Units               27,529    33,190    49,081    53,333     40,083      5,426         --         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year  17.234909 15.448324 14.912560 13.106512   9.653351  12.500000         --         --         --         --
   Value at End of Year    18.296051 17.234909 15.448324 14.912560  13.106512   9.653351         --         --         --         --
   No. of Units              113,547   117,975   118,139   116,118     76,154     33,747         --         --         --         --

ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year  16.214051 14.459280 13.870389 12.130735   8.890942  12.494117  12.500000         --         --         --
   Value at End of Year    17.318882 16.214051 14.459280 13.870389  12.130735   8.890942  12.494117         --         --         --
   Ven 22, 20 No. of Units 1,221,952 1,672,577 1,841,422 2,111,389  1,778,554  1,074,867    570,920         --         --         --
   Ven 24 No. of Units        27,743    39,428    39,696    42,383     43,563     46,075     10,755         --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year  16.031260 14.324799 13.768814 12.066071   8.861220  12.477337  12.500000         --         --         --
   Value at End of Year    17.089227 16.031260 14.324799 13.768814  12.066071   8.861220  12.477337         --         --         --
   No. of Units               68,505    52,240    51,220    59,499     71,283     46,772     21,525         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year  15.895500 14.224748 13.693111 12.017788   8.838989  12.464762  12.500000         --         --         --
   Value at End of Year    16.918971 15.895500 14.224748 13.693111  12.017788   8.838989  12.464762         --         --         --
   No. of Units              131,573   150,396   166,689   145,850    133,410    135,095     42,968         --         --         --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   16.214051 14.459280 13.870389 12.130735   8.890942  12.494117  12.500000         --         --        --
   Value at End of Year     17.318882 16.214051 14.459280 13.870389  12.130735   8.890942  12.494117         --         --        --
   Ven 7, 8 No. of Units      129,415   172,765   195,319   262,487    217,876    104,817     61,104         --         --        --
   Ven 9 No. of Units          43,230    44,179    45,996    54,418     35,910     18,655     14,166         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   16.214051 14.459280 13.870389 12.130735   8.890942  12.494117  12.500000         --         --        --
   Value at End of Year     17.318882 16.214051 14.459280 13.870389  12.130735   8.890942  12.494117         --         --        --
   No. of Units                 5,480     8,671     6,657    12,408     17,088      6,901      5,599         --         --        --

AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.542877        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                 6,729,131        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of Units  379,845        --        --        --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.521933        --        --        --         --         --         --         --         --        --
   Ven 22, 20 No. of Units  1,357,916        --        --        --         --         --         --         --         --        --
   Ven 24 No. of Units         41,834        --        --        --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.505201        --        --        --         --         --         --         --         --        --
   No. of Units                17,170        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.513569        --        --        --         --         --         --         --         --        --
   No. of Units               224,200        --        --        --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.492664        --        --        --         --         --         --         --         --        --
   No. of Units                75,948        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year          --        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.526116        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                 3,073,847        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   352,031        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.496843        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   154,513        --        --        --         --         --         --         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.521933        --        --        --         --         --         --         --         --        --
   Ven 9 No. of Units          31,883        --        --        --         --         --         --         --         --        --
   No. of Units                28,774        --        --        --         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.521933        --        --        --         --         --         --         --         --        --
   No. of Units                   563        --        --        --         --         --         --         --         --        --

AMERICAN BLUE CHIP INCOME AND GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   19.944779 17.317033 16.463226 15.298774  12.500000         --         --         --         --        --
   Value at End of Year     19.957165 19.944779 17.317033 16.463226  15.298774         --         --         --         --        --
   Ven 22, 20 No. of Units  2,373,140 2,952,854 3,003,264 3,085,744    733,450         --         --         --         --        --
   Ven 24 No. of Units        285,863   326,760   337,549   351,197    164,535         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   19.799622 17.225299 16.408697 15.278707  12.500000         --         --         --         --        --
   Value at End of Year     19.772115 19.799622 17.225299 16.408697  15.278707         --         --         --         --        --
   No. of Units                91,855   100,073   122,679    87,095     49,076         --         --         --         --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   19.691416 17.156806 16.367906 15.263668  12.500000         --         --         --         --        --
   Value at End of Year     19.634419 19.691416 17.156806 16.367906  15.263668         --         --         --         --        --
   No. of Units               165,698   193,157   181,864   166,040     46,258         --         --         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   19.944779 17.317033 16.463226 15.298774  12.500000         --         --         --         --        --
   Value at End of Year     19.957165 19.944779 17.317033 16.463226  15.298774         --         --         --         --        --
   Ven 9 No. of Units          32,346    48,679    39,850    50,361     17,408         --         --         --         --        --
   No. of Units               213,728   292,547   300,636   319,536    161,103         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   19.944779 17.317033 16.463226 15.298774  12.500000         --         --         --         --        --
   Value at End of Year     19.957165 19.944779 17.317033 16.463226  15.298774         --         --         --         --        --
   No. of Units                16,115    20,264    23,260    25,749     17,915         --         --         --         --        --

AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.104653 12.500000        --        --         --         --         --         --         --        --
   Value at End of Year     13.311461 13.104653        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                 9,402,750 2,920,678        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   966,217   302,519        --        --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   13.039904 12.417864 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.212434 13.039904 12.417864        --         --         --         --         --         --        --
   Ven 22, 20 No. of Units  6,308,370 5,334,662 2,340,443        --         --         --         --         --         --        --
   Ven 24 No. of Units        755,350   703,819   295,255        --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   13.003147 12.407593 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.148735 13.003147 12.407593        --         --         --         --         --         --        --
   No. of Units               183,361   148,168    50,361        --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.074270 12.500000        --        --         --         --         --         --         --        --
   Value at End of Year     13.233949 13.074270        --        --         --         --         --         --         --        --
   No. of Units               421,961   122,925        --        --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.975650 12.399892 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.101156 12.975650 12.399892        --         --         --         --         --         --        --
   No. of Units               864,609   787,772   271,239        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.087295 12.500000        --        --         --         --         --         --         --        --
   Value at End of Year     13.267122 13.087295        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                 3,701,792   858,785        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   429,201    81,908        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   12.984817 12.500000        --        --         --         --         --         --         --        --
   Value at End of Year     13.116997 12.984817        --        --         --         --         --         --         --        --
   Venture 2006 No. of Units  299,431   106,009        --        --         --         --         --         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   13.039904 12.417864 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.212434 13.039904 12.417864        --         --         --         --         --         --        --
   Ven 7, 8 No. of Units           --        --    11,901        --         --         --         --         --         --        --
   Ven 9 No. of Units          17,882    12,837     3,554        --         --         --         --         --         --        --
   No. of Units               156,919   103,991        --        --         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   13.039904 12.417864        --        --         --         --         --         --         --        --
   Value at End of Year     13.212434 13.039904        --        --         --         --         --         --         --        --
   No. of Units                27,179     5,019        --        --         --         --         --         --         --        --

AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.569098        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                 1,550,712        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                    73,910        --        --        --         --         --         --         --         --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.564875        --        --        --         --         --         --         --         --        --
   Ven 22, 20 No. of Units     88,937        --        --        --         --         --         --         --         --        --
   Ven 24 No. of Units          5,294        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year            --        --        --        --         --         --         --         --         --        --
   No. of Units                    --        --        --        --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.558969        --        --        --         --         --         --         --         --        --
   No. of Units                 1,148        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.565720        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   315,192        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                    24,400        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year            --        --        --        --         --         --         --         --         --        --
   No. of Units                              --        --        --         --         --         --         --         --        --

AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.564476        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                 1,022,861        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                     7,195        --        --        --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.560256        --        --        --         --         --         --         --         --        --
   Ven 22, 20 No. of Units    435,995        --        --        --         --         --         --         --         --        --
   Ven 24 No. of Units          8,643        --        --        --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.556882        --        --        --         --         --         --         --         --        --
   No. of Units                37,814        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.558567        --        --        --         --         --         --         --         --        --
   No. of Units                 5,085        --        --        --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.554350        --        --        --         --         --         --         --         --        --
   No. of Units                 6,094        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.561100        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   543,639        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                    51,445        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year            --        --        --        --         --         --         --         --         --        --
   No. of Units                    --        --        --        --         --         --         --         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.560256        --        --        --         --         --         --         --         --        --
   Ven 9 No. of Units             822        --        --        --         --         --         --         --         --        --
   No. of Units                   117        --        --        --         --         --         --         --         --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.251978        --        --          --       --         --         --         --         --        --
   Venture 2006 No. of
      Units                 2,429,590        --        --          --       --         --         --         --         --        --
   Venture 2006 No. of
      Units                   171,995        --        --          --       --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.229848        --        --          --       --         --         --         --         --        --
   Ven 22, 20 No. of Units    576,988        --        --          --       --         --         --         --         --        --
   Ven 24 No. of Units         36,695        --        --          --       --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.212174        --        --          --       --         --         --         --         --        --
   No. of Units                11,868        --        --          --       --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.221007        --        --          --       --         --         --         --         --        --
   No. of Units                55,061        --        --          --       --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.198933        --        --          --       --         --         --         --         --        --
   No. of Units                25,146        --        --          --       --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.234271        --        --          --       --         --         --         --         --        --
   Venture 2006 No. of
      Units                 1,502,544        --        --          --       --         --         --         --         --        --
   Venture 2006 No. of
      Units                   170,670        --        --          --       --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.203346        --        --          --       --         --         --         --         --        --
   Venture 2006 No. of
      Units                    66,583        --        --          --       --         --         --         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.229848        --        --          --       --         --         --         --         --        --
   Ven 9 No. of Units           7,625        --        --          --       --         --         --         --         --        --
   No. of Units                39,658        --        --          --       --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.229848        --        --          --       --         --         --         --         --        --
   No. of Units                 1,230        --        --          --       --         --         --         --         --        --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.524826        --        --          --       --         --         --         --         --        --
   Venture 2006 No. of
      Units                   742,659        --        --          --       --         --         --         --         --        --
   Venture 2006 No. of
      Units                    54,291        --        --          --       --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.502241        --        --          --       --         --         --         --         --        --
   Ven 22, 20 No. of Units    547,653        --        --          --       --         --         --         --         --        --
   Ven 24 No. of Units         55,578        --        --          --       --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.484205        --        --          --       --         --         --         --         --        --
   No. of Units                 8,315        --        --          --       --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.493224        --        --          --       --         --         --         --         --        --
   No. of Units                15,922        --        --          --       --         --         --         --         --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            ---------- ---------- ---------- ---------- --------- -------- -------- -------- -------- --------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    12.500000         --         --         --        --       --       --       --       --       --
   Value at End of Year      13.470700         --         --         --        --       --       --       --       --       --
   No. of Units                 37,295         --         --         --        --       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    12.500000         --         --         --        --       --       --       --       --       --
   Value at End of Year      13.506760         --         --         --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    465,669         --         --         --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                     47,971         --         --         --        --       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    12.500000         --         --         --        --       --       --       --       --       --
   Value at End of Year      13.475199         --         --         --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                     20,843         --         --         --        --       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    12.500000         --         --         --        --       --       --       --       --       --
   Value at End of Year      13.502241         --         --         --        --       --       --       --       --       --
   Ven 9 No. of Units           17,502         --         --         --        --       --       --       --       --       --
   No. of Units                 74,069         --         --         --        --       --       --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    12.500000         --         --         --        --       --       --       --       --       --
   Value at End of Year      13.502241         --         --         --        --       --       --       --       --       --
   No. of Units                  1,528         --         --         --        --       --       --       --       --       --

AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    12.862693  12.500000         --         --        --       --       --       --       --       --
   Value at End of Year      14.206595  12.862693         --         --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                  7,271,861  2,853,777         --         --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    697,532    257,316         --         --        --       --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    20.766845  19.206559  16.849842  15.269062 12.500000       --       --       --       --       --
   Value at End of Year      22.878996  20.766845  19.206559  16.849842 15.269062       --       --       --       --       --
   Ven 22, 20 No. of Units  14,641,379 16,173,347 15,171,705 11,353,014 1,914,838       --       --       --       --       --
   Ven 24 No. of Units       1,790,257  1,874,727  1,606,897  1,046,035   284,976       --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    20.615694  19.104829  16.794033  15.249029 12.500000       --       --       --       --       --
   Value at End of Year      22.666842  20.615694  19.104829  16.794033 15.249029       --       --       --       --       --
   No. of Units                489,962    535,410    464,185    296,693   150,995       --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    12.832875  12.500000         --         --        --       --       --       --       --       --
   Value at End of Year      14.123869  12.832875         --         --        --       --       --       --       --       --
   No. of Units                322,194    113,338         --         --        --       --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    20.503034  19.028876  16.752296  15.234022 12.500000       --       --       --       --       --
   Value at End of Year      22.508993  20.503034  19.028876  16.752296 15.234022       --       --       --       --       --
   No. of Units              1,374,398  1,449,360  1,208,296    603,913    60,829       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    12.845651  12.500000         --         --        --       --       --       --       --       --
   Value at End of Year      14.159271  12.845651         --         --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                  2,871,284    902,530         --         --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    319,197    101,357         --         --        --       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    20.540520  12.500000         --         --        --       --       --       --       --       --
   Value at End of Year      22.561487  20.540520         --         --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    129,903     54,638         --         --        --       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    20.766845  19.206559  16.849842  15.269062 12.500000       --       --       --       --       --
   Value at End of Year      22.878996  20.766845  19.206559  16.849842 15.269062       --       --       --       --       --
   Ven 7, 8 No. of Units            --         --  1,129,093    995,032   658,720       --       --       --       --       --
   Ven 9 No. of Units          184,170    196,984    174,537    148,164    74,053       --       --       --       --       --
   No. of Units                985,390  1,088,570         --         --        --       --       --       --       --       --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            ---------- ---------- ---------- --------- --------- -------- -------- -------- -------- --------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year    20.766845  19.206559  16.849842 15.269062 12.500000       --       --       --       --       --
   Value at End of Year      22.878996  20.766845  19.206559 16.849842 15.269062       --       --       --       --       --
   No. of Units                 65,489     68,958     75,525    70,670    49,667       --       --       --       --       --

AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.519391  12.500000         --        --        --       --       --       --       --       --
   Value at End of Year      13.962203  13.519391         --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                  7,254,372  2,666,182         --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    708,752    252,577         --        --        --       --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    19.557000  17.302782  16.665076 15.387946 12.500000       --       --       --       --       --
   Value at End of Year      20.146868  19.557000  17.302782 16.665076 15.387946       --       --       --       --       --
   Ven 22, 20 No. of Units  11,988,857 13,399,904 12,347,704 9,224,537 1,316,880       --       --       --       --       --
   Ven 24 No. of Units       1,510,475  1,549,856  1,351,548   739,263   188,796       --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    19.414654  17.211123  16.609882 15.367766 12.500000       --       --       --       --       --
   Value at End of Year      19.960056  19.414654  17.211123 16.609882 15.367766       --       --       --       --       --
   No. of Units                363,473    395,834    392,183   254,864    88,839       --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    13.488057  12.500000         --        --        --       --       --       --       --       --
   Value at End of Year      13.880910  13.488057         --        --        --       --       --       --       --       --
   No. of Units                307,462    106,288         --        --        --       --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    19.308566  17.142690  16.568595 15.352637 12.500000       --       --       --       --       --
   Value at End of Year      19.821062  19.308566  17.142690 16.568595 15.352637       --       --       --       --       --
   No. of Units              1,406,020  1,443,864  1,241,490   601,754    71,293       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    13.501467  12.500000         --        --        --       --       --       --       --       --
   Value at End of Year      13.915693  13.501467         --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                  2,556,774    817,371         --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    319,506     89,819         --        --        --       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    19.343844  12.500000         --        --        --       --       --       --       --       --
   Value at End of Year      19.867263  19.343844         --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    140,378     57,831         --        --        --       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    19.557000  17.302782  16.665076 15.387946 12.500000       --       --       --       --       --
   Value at End of Year      20.146868  19.557000  17.302782 16.665076 15.387946       --       --       --       --       --
   Ven 7, 8 No. of Units            --         --    709,941   719,933   384,391       --       --       --       --       --
   Ven 9 No. of Units          108,168    126,670     98,445   103,225    46,828       --       --       --       --       --
   No. of Units                626,170    687,323         --        --        --       --       --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    19.557000  17.302782  16.665076 15.387946 12.500000       --       --       --       --       --
   Value at End of Year      20.146868  19.557000  17.302782 16.665076 15.387946       --       --       --       --       --
   No. of Units                 36,631     41,451     40,516    42,156    43,225       --       --       --       --       --

AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    12.500000         --         --        --        --       --       --       --       --       --
   Value at End of Year      11.991079         --         --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    549,139         --         --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                     40,280         --         --        --        --       --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    12.500000         --         --        --        --       --       --       --       --       --
   Value at End of Year      11.971055         --         --        --        --       --       --       --       --       --
   Ven 22, 20 No. of Units     135,830         --         --        --        --       --       --       --       --       --
   Ven 24 No. of Units           7,102         --         --        --        --       --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    12.500000         --         --        --        --       --       --       --       --       --
   Value at End of Year      11.955053         --         --        --        --       --       --       --       --       --
   No. of Units                  1,235         --         --        --        --       --       --       --       --       --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- -------- -------- -------- -------- --------
Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     11.963058        --        --        --        --       --       --       --       --       --
   No. of Units                13,207        --        --        --        --       --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     11.943071        --        --        --        --       --       --       --       --       --
   No. of Units                 7,723        --        --        --        --       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     11.975058        --        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                   328,921        --        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    39,792        --        --        --        --       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     11.947056        --        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    19,210        --        --        --        --       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     11.971055        --        --        --        --       --       --       --       --       --
   No. of Units                 1,829        --        --        --        --       --       --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     11.971055        --        --        --        --       --       --       --       --       --
   No. of Units                   229        --        --        --        --       --       --       --       --       --

AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.246956 12.500000        --        --        --       --       --       --       --       --
   Value at End of Year     15.636326 13.246956        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                 4,853,763 2,111,439        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                   411,607   154,671        --        --        --       --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   26.881343 23.037853 19.328401 16.507632 12.500000       --       --       --       --       --
   Value at End of Year     31.650335 26.881343 23.037853 19.328401 16.507632       --       --       --       --       --
   Ven 22, 20 No. of Units  6,569,762 7,449,417 6,681,967 4,198,494   396,104       --       --       --       --       --
   Ven 24 No. of Units        692,089   759,897   628,975   336,815    63,121       --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   26.685743 22.915864 19.264402 16.485991 12.500000       --       --       --       --       --
   Value at End of Year     31.356949 26.685743 22.915864 19.264402 16.485991       --       --       --       --       --
   No. of Units               204,552   224,435   192,872   125,386    33,678       --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.216247 12.500000        --        --        --       --       --       --       --       --
   Value at End of Year     15.545299 13.216247        --        --        --       --       --       --       --       --
   No. of Units               186,353    61,403        --        --        --       --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   26.539979 22.824807 19.216554 16.469766 12.500000       --       --       --       --       --
   Value at End of Year     31.138706 26.539979 22.824807 19.216554 16.469766       --       --       --       --       --
   No. of Units               633,562   701,909   600,927   296,847    20,409       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.229400 12.500000        --        --        --       --       --       --       --       --
   Value at End of Year     15.584250 13.229400        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                 1,844,171   768,897        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                   222,998    94,957        --        --        --       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   26.588492 12.500000        --        --        --       --       --       --       --       --
   Value at End of Year     31.211299 26.588492        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    75,121    26,669        --        --        --       --       --       --       --       --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED    ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   26.881343 23.037853 19.328401 16.507632 12.500000        --        --        --        --        --
   Value at End of Year     31.650335 26.881343 23.037853 19.328401 16.507632        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --   503,980   365,786   139,282        --        --        --        --        --
   Ven 9 No. of Units          69,449    93,661    69,812    59,490    25,971        --        --        --        --        --
   No. of Units               502,772   540,492        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   26.881343 23.037853 19.328401 16.507632 12.500000        --        --        --        --        --
   Value at End of Year     31.650335 26.881343 23.037853 19.328401 16.507632        --        --        --        --        --
   No. of Units                34,289    39,328    25,406    13,263     2,349        --        --        --        --        --

AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.952173        --        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   332,536        --        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    19,243        --        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.927231        --        --        --        --        --        --        --        --        --
   Ven 22, 20 No. of Units  1,007,816        --        --        --        --        --        --        --        --        --
   Ven 24 No. of Units         68,534        --        --        --        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.907297        --        --        --        --        --        --        --        --        --
   No. of Units                14,822        --        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.917262        --        --        --        --        --        --        --        --        --
   No. of Units                10,310        --        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.892370        --        --        --        --        --        --        --        --        --
   No. of Units                50,049        --        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.932215        --        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   165,866        --        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    17,763        --        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.897351        --        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    19,671        --        --        --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.927231        --        --        --        --        --        --        --        --        --
   Ven 9 No. of Units          29,989        --        --        --        --        --        --        --        --        --
   No. of Units               116,660        --        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.927231        --        --        --        --        --        --        --        --        --
   No. of Units                 8,307        --        --        --        --        --        --        --        --        --

BLACKROCK BASIC VALUE V.I. FUND (FORMERLY, MERCURY BASIC VALUE V.I. FUND) - CLASS II SHARES (units first credited 10-13-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   32.642361 27.206671 26.842434 24.538470 18.702483 23.100090 22.514992 20.300779 17.018200 15.792005
   Value at End of Year     32.713811 32.642361 27.206671 26.842434 24.538470 18.702483 23.100090 22.514992 20.300779 17.018200
   Ven 22, 20 No. of Units    385,635   551,238   740,901   893,702   992,700 1,122,669 1,239,327   948,379   638,841   167,113

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.057755 14.245616 14.082946 12.900003  9.851657 12.192528 12.500000        --        --        --
   Value at End of Year     17.060741 17.057755 14.245616 14.082946 12.900003  9.851657 12.192528        --        --        --
   No. of Units                   476       648     1,351     1,944     1,955     1,976     2,051        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   32.642361 27.206671 26.842434 24.538470  18.702483  23.100090  22.514992  20.300779  17.018200 15.792005
   Value at End of Year     32.713811 32.642361 27.206671 26.842434  24.538470  18.702483  23.100090  22.514992  20.300779 17.018200
   Ven 7, 8 No. of Units        1,270     3,298     3,920     4,409      6,607      6,938         75      8,431     11,769    10,623

BLACKROCK GLOBAL ALLOCATION V.I. FUND (FORMERLY, MERCURY GLOBAL ALLOCATION V.I. FUND) - CLASS II SHARES (units first credited
   10-13-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   13.606776 11.858445 10.896772  9.676396   8.963022         --         --         --         --        --
   Value at End of Year     15.673644 13.606776 11.858445 10.896772   9.676396         --         --         --         --        --
   Ven 22, 20 No. of Units     79,122   111,624        --        --         --         --         --         --         --        --
   Ven 22, 20 No. of Units         --        --   121,309   130,694    154,537         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --        -- 14.930000  13.832329         --         --         --         --        --
   Value at End of Year            --        --        -- 16.779304  14.930000         --         --         --         --        --
   No. of Units                    --        --        --        --         --         --         --         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          --        --        --  9.676396   8.963022         --         --         --         --        --
   Value at End of Year            --        --        -- 10.896772   9.676396         --         --         --         --        --
   No. of Units                    --        --        --        --         --         --         --         --         --        --

BLACKROCK VALUE OPPORTUNITIES V.I. FUND (FORMERLY, MERCURY VALUE OPPORTUNITIES V.I. FUND) - CLASS II SHARES (units first credited
   10-13-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   70.259867 63.235820 58.169107 51.386913  36.537044  48.661734  38.059573  33.685273  25.494200 27.655848
   Value at End of Year     68.561861 70.259867 63.235820 58.169107  51.386913  36.537044  48.661734  38.059573  33.685273 25.494200
   Ven 22, 20 No. of Units     93,660   135,055   166,352   203,195    227,011    268,748    298,150    614,146     81,875    38,159

Ven 22, 20 Contracts with GEM
   Value at Start of Year   21.103849 19.031980 17.541995 15.527800  11.062617  14.763263  12.500000         --         --        --
   Value at End of Year     20.552433 21.103849 19.031980 17.541995  15.527800  11.062617  14.763263         --         --        --
   No. of Units                 1,152     1,516     2,896     3,244      3,448      3,636      3,213         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   70.259867 63.235820 58.169107 51.386913  36.537044  48.661734  38.059573  33.685273  25.494200 27.655848
   Value at End of Year     68.561861 70.259867 63.235820 58.169107  51.386913  36.537044  48.661734  38.059573  33.685273 25.494200
   Ven 7, 8 No. of Units           48        48        48        48         48         48         --        110        111       111

BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.197444 12.500000        --        --         --         --         --         --         --        --
   Value at End of Year     14.677763 13.197444        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   171,765    25,056        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                     9,529        --        --        --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   15.641889 14.510506 13.965409 13.013611  10.228826  12.500000         --         --         --        --
   Value at End of Year     17.352727 15.641889 14.510506 13.965409  13.013611  10.228826         --         --         --        --
   Ven 22, 20 No. of Units  2,143,893 2,186,132 2,426,185 2,127,087  1,464,888    434,406         --         --         --        --
   Ven 24 No. of Units        500,108   563,575   617,713   441,455    236,960     28,105         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   15.497643 14.405399 13.891917 12.971112  10.215811  12.500000         --         --         --        --
   Value at End of Year     17.158174 15.497643 14.405399 13.891917  12.971112  10.215811         --         --         --        --
   No. of Units               136,844    97,626   112,838    94,352     65,314     13,018         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.166852 12.500000        --        --         --         --         --         --         --        --
   Value at End of Year     14.592304 13.166852        --        --         --         --         --         --         --        --
   No. of Units                17,595     1,696        --        --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   15.390317 14.327062 13.837048 12.939311  10.206043  12.500000         --         --         --        --
   Value at End of Year     17.013665 15.390317 14.327062 13.837048  12.939311  10.206043         --         --         --        --
   No. of Units               308,579   368,089   397,493   341,742    224,970    114,270         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.179963 12.500000        --        --         --         --         --         --         --        --
   Value at End of Year     14.628872 13.179963        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   140,284    13,401        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                     3,973       204        --        --         --         --         --         --         --        --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED     ENDED      ENDED      ENDED       ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/07  12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of
      Year              15.430402  12.500000         --         --         --         --         --         --         --         --
   Value at End of Year 17.061698  15.426010         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                 1,528         --         --         --         --         --         --         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year              15.641889  14.510506  13.965409        --         --         --         --         --         --          --
   Value at End of Year 17.352727  15.641889  14.510506        --         --         --         --         --         --          --
   Ven 9 No. of Units         536        536        537        --         --         --         --         --         --          --

BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 12-11-1992)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year              23.760530  21.987188  21.114531  19.638699  15.417955  20.643428  24.518135  25.568866  21.710674  17.134232
   Value at End of Year 26.415110  23.760530  21.987188  21.114531  19.638699  15.417955  20.643428  24.518135  25.568866  21.710674
   Ven 22, 20 No. of
      Units             8,912,778 12,189,414 15,532,968 18,984,031 22,485,941 25,377,600 30,503,258 31,246,764 26,488,218 18,901,097
   Ven 24 No. of Units    270,530    362,331    436,620    502,535    574,881    650,695    754,939    709,638    226,750         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year              11.786376  10.928487  10.515682   9.800303   7.709411  10.343004  12.500000         --         --         --
   Value at End of Year 13.076866  11.786376  10.928487  10.515682   9.800303   7.709411  10.343004         --         --         --
   No. of Units           127,038    162,394    164,936    164,549    183,899    195,854    118,549         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year              10.959525  10.177034   9.807280   9.153842   7.211675   9.689796  11.549188         --         --         --
   Value at End of Year 12.141155  10.959525  10.177034   9.807280   9.153842   7.211675   9.689796         --         --         --
   No. of Units           677,677    708,840    839,169    988,319  1,055,794  1,108,760    717,328         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year              23.760530  21.987188  21.114531  19.638699  15.417955  20.643428  24.518135  25.568866  21.710674  17.134232
   Value at End of Year 26.415110  23.760530  21.987188  21.114531  19.638699  15.417955  20.643428  24.518135  25.568866  21.710674
   Ven 7, 8 No. of
      Units             2,632,141  3,162,395  3,942,970  5,032,799  5,985,084  7,043,533  8,742,544 11,468,237 15,778,751 18,789,259
   Ven 9 No. of Units     898,434  1,124,692  1,384,367  1,729,005  2,018,139  2,387,431  3,021,812  3,714,374  3,865,926  3,184,929

Ven 3 Contracts with no Optional Riders
   Value at Start of
      Year              23.760530  21.987188  21.114531  19.638699  15.417955  20.643428  24.518135  25.568866  21.710674  17.134232
   Value at End of Year 26.415110  23.760530  21.987188  21.114531  19.638699  15.417955  20.643428  24.518135  25.568866  21.710674
   No. of Units            98,925    114,536    179,635    211,845    242,066    296,940    463,278    588,502    603,923    635,916

CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of
      Year              12.644128  12.500000         --         --         --         --         --         --         --         --
   Value at End of Year 13.918979  12.644128         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                65,574     27,363         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                 1,827        145         --         --         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year              14.830680  14.735093  13.141851  12.201755   9.565574  12.500000         --         --         --         --
   Value at End of Year 16.285011  14.830680  14.735093  13.141851  12.201755   9.565574         --         --         --         --
   Ven 22, 20 No. of
      Units             1,258,046  1,464,036    530,176    495,548    488,134    171,283         --         --         --         --
   Ven 24 No. of Units    299,010    343,262    104,358     97,774     75,332     11,847         --         --         --         --
   Ven 22, 20 No. of
      Units                    --         --  1,462,644         --         --         --         --         --         --         --
   Ven 24 No. of Units         --         --      1,392         --         --         --         --        --          --         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year              14.693920  14.628361  13.072685  12.161900   9.553391  12.500000         --         --         --         --
   Value at End of Year 16.102422  14.693920  14.628361  13.072685  12.161900   9.553391         --         --         --         --
   No. of Units            99,531    118,521     43,723     42,656     29,251     10,454         --         --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of
      Year                     --  12.500000         --         --         --         --         --         --         --         --
   Value at End of Year        --         --         --         --         --         --         --         --         --         --
   No. of Units                --         --         --         --         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year              14.592150  14.548803  13.021044  12.132085   9.544262  12.500000         --         --         --         --
   Value at End of Year 15.966792  14.592150  14.548803  13.021044  12.132085   9.544262         --         --         --         --
   No. of Units           212,786    231,822     53,271     46,250     44,089     26,055         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of
      Year              12.627361  12.500000         --         --         --         --         --         --         --         --
   Value at End of Year 13.872597  12.627361         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                32,083     13,681         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                 1,363      1,301         --         --         --         --         --         --         --         --

Venture Prior

                               YEAR      YEAR       YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR      YEAR
                              ENDED     ENDED      ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06   12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99  12/31/98
                            --------- ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- --------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of
      Year                         --  12.500000        --        --         --         --         --         --         --       --
   Value at End of Year            --         --        --        --         --         --         --         --         --       --
   No. of Units                    --         --        --        --         --         --         --         --         --       --

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year      14.830680         --        --        --         --         --         --         --         --       --
Value at End of Year        16.285011  14.830680        --        --         --         --         --         --         --       --
Ven 9 No. of Units                482        482        --        --         --         --         --         --         --       --

CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 11-01-2000)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year                   9.399428   9.320697  8.291409  7.691148   6.024194   8.804929  10.945558  12.500000         --       --
   Value at End of Year     10.343984   9.399428  9.320697  8.291409   7.691148   6.024194   8.804929  10.945558         --       --
   Ven 22, 20 No. of
      Units                 7,854,681 10,956,831 2,037,352 2,087,170  2,311,363  2,177,602  1,618,907     59,941         --       --
   Ven 24 No. of Units        296,396    398,342    75,936    38,685     44,220     46,829      9,622         91         --       --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year                   9.974987   9.911198  8.834287  8.211158   6.444359   9.437943  12.500000         --         --       --
   Value at End of Year     10.955339   9.974987  9.911198  8.834287   8.211158   6.444359   9.437943         --         --       --
   No. of Units                85,791    119,381    54,834    59,515     64,689     56,526     15,563         --         --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    9.198767   9.153633  8.171240  7.606320   5.978615   8.769024  10.939455         --         --       --
   Value at End of Year     10.087603   9.198767  9.153633  8.171240   7.606320   5.978615   8.769024         --         --       --
   No. of Units               458,660    536,760    98,371   106,974     99,871    111,049     57,393         --         --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    9.399428   9.320697  8.291409  7.691148   6.024194   8.804929  10.945558  12.500000         --       --
   Value at End of Year     10.343984   9.399428  9.320697  8.291409   7.691148   6.024194   8.804929  10.945558         --       --
   Ven 7, 8 No. of Units    2,288,937  2,815,570   331,262   214,254    241,453    201,160    129,831      2,055         --       --
   Ven 9 No. of Units         392,539    497,564    37,194    18,208     21,877     10,957     18,072        699         --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    9.399428   9.320697  8.291409  7.691148   6.024194   8.804929  10.945558  12.500000         --       --
   Value at End of Year     10.343984   9.399428  9.320697  8.291409   7.691148   6.024194   8.804929  10.945558         --       --
   No. of Units               829,942    959,427    17,464    13,558     10,820      6,314  2,871,308         --         --       --

CLASSIC VALUE TRUST - SERIES II SHARES (units first credited 5-01-2004)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.736312  12.500000        --        --         --         --         --         --         --       --
   Value at End of Year     11.839676  13.736312        --        --         --         --         --         --         --       --
   Venture 2006 No. of
      Units                    67,302     40,767        --        --         --         --         --         --         --       --
   Venture 2006 No. of
      Units                     6,261        723        --        --         --         --         --         --         --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.939814  14.829719 13.768228 12.500000         --         --         --         --         --       --
   Value at End of Year     14.564185  16.939814 14.829719 13.768228         --         --         --         --         --       --
   Ven 22, 20 No. of Units    534,747    656,894   343,944   195,690         --         --         --         --         --       --
   Ven 24 No. of Units         11,133     22,341     9,440     6,324         --         --         --         --         --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.850044  14.780570 13.749985 12.500000         --         --         --         --         --       --
   Value at End of Year     14.457875  16.850044 14.780570 13.749985         --         --         --         --         --       --
   No. of Units                 1,734     18,363     2,161     2,146         --         --         --         --         --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.704490  12.500000        --        --         --         --         --         --         --       --
   Value at End of Year     11.770727  13.704490        --        --         --         --         --         --         --       --
   No. of Units                 5,497      1,487        --        --         --         --         --         --         --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.783055  14.743839 13.736322  1.500000         --         --         --         --         --       --
   Value at End of Year     14.378685  16.783055 14.743839 13.736322         --         --         --         --         --       --
   No. of Units                34,122     53,842    27,406     7,505         --         --         --         --         --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.718115  12.500000        --        --         --         --         --         --         --       --
   Value at End of Year     11.800223  13.718115        --        --         --         --         --         --         --       --
   Venture 2006 No. of
      Units                    16,592      8,158        --        --         --         --         --         --         --       --
   Venture 2006 No. of
      Units                     1,808      1,154        --        --         --         --         --         --         --       --


Venture Prior

                               YEAR      YEAR       YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR      YEAR
                              ENDED     ENDED      ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06   12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99  12/31/98
                            --------- ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- --------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   16.805360  12.500000        --        --         --         --         --         --         --       --
   Value at End of Year     14.405039  16.805360        --        --         --         --         --         --         --       --
   Venture 2006 No. of
      Units                       333        283        --        --         --         --         --         --         --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   16.939814  14.829719 13.768228 12.500000         --         --         --         --         --       --
   Value at End of Year     14.564185  16.939814 14.829719 13.768228         --         --         --         --         --       --
   Ven 7, 8 No. of Units           --         --    30,839     8,966         --         --         --         --         --       --
   Ven 9 No. of Units           3,696      4,677     3,955     4,949         --         --         --         --         --       --
   No. of Units                47,226     58,360        --        --         --         --         --         --         --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   16.939814  14.829719 13.768228 12.500000         --         --         --         --         --       --
   Value at End of Year     14.564185  16.939814 14.829719 13.768228         --         --         --         --         --       --
   No. of Units                 2,699      2,699     3,847        --         --         --         --         --         --       --

CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.755379  12.483504 12.500000        --         --         --         --         --         --       --
   Value at End of Year     13.339470  12.755379 12.483504        --         --         --         --         --         --       --
   Ven 22, 20 No. of Units    101,235     45,634    18,055        --         --         --         --         --         --       --
   Ven 24 No. of Units          5,546      7,208       584        --         --         --         --         --         --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.713100  12.466962        --        --         --         --         --         --         --       --
   Value at End of Year     13.268548  12.713100        --        --         --         --         --         --         --       --
   No. of Units                 4,074      1,116        --        --         --         --         --         --         --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.681483  12.454569 12.500000        --         --         --         --         --         --       --
   Value at End of Year     13.215601  12.681483 12.454569        --         --         --         --         --         --       --
   No. of Units                 4,353      3,110     1,830        --         --         --         --         --         --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   12.755379  12.483504 12.500000        --         --         --         --         --         --       --
   Value at End of Year     13.339470  12.755379 12.483504        --         --         --         --         --         --       --
   Ven 9 No. of Units           2,729      1,389        --        --         --         --         --         --         --       --
   No. of Units                27,298      5,636     5,065        --         --         --         --         --         --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   12.755379  12.483504 12.500000        --         --         --         --         --         --       --
   Value at End of Year     13.339470  12.755379 12.483504        --         --         --         --         --         --       --
   No. of Units                 2,688        784       828        --         --         --         --         --         --       --

CORE EQUITY TRUST - SERIES II SHARES (units first credited 5-03-2004)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.421012  12.500000        --        --         --         --         --         --         --       --
   Value at End of Year     12.462984  13.421012        --        --         --         --         --         --         --       --
   Venture 2006 No. of Units   39,515     14,013        --        --         --         --         --         --         --       --
   Venture 2006 No. of Units    2,149         --        --        --         --         --         --         --         --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   15.418698  14.684818 14.078764 12.500000         --         --         --         --         --       --
   Value at End of Year     14.282100  15.418698 14.684818 14.078764         --         --         --         --         --       --
   Ven 22, 20 No. of Units    685,540    955,476   942,809   450,684         --         --         --         --         --       --
   Ven 24 No. of Units        186,815    186,501   159,623    55,365         --         --         --         --         --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   15.336968  14.636151 14.060106 12.500000         --         --         --         --         --       --
   Value at End of Year     14.177845  15.336968 14.636151 14.060106         --         --         --         --         --       --
   No. of Units                11,308     10,656    12,149     7,312         --         --         --         --         --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.389902  12.500000        --        --         --         --         --         --         --       --
   Value at End of Year     12.390386  13.389902        --        --         --         --         --         --         --       --
   No. of Units                 2,850        104        --        --         --         --         --         --         --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   15.275960  14.599758 14.046138 12.500000         --         --         --         --         --       --
   Value at End of Year     14.100150  15.275960 14.599758 14.046138         --         --         --         --         --       --
   No. of Units                71,839     82,006    68,485    34,607         --         --         --         --         --       --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED    ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.403216 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     12.421440 13.403216        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    16,175     9,117        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     1,058        --        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   15.296266 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.125997 15.296266        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                       403       373        --        --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   15.418698 14.684818 14.078764 12.500000        --        --        --        --        --        --
   Value at End of Year     14.282100 15.418698 14.684818 14.078764        --        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --    52,604    21,316        --        --        --        --        --        --
   Ven 9 No. of Units           3,758     3,321     4,780     1,367        --        --        --        --        --        --
   No. of Units                40,426    55,847        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   15.418698 14.684818 14.078764 12.500000        --        --        --        --        --        --
   Value at End of Year     14.282100 15.418698 14.684818 14.078764        --        --        --        --        --        --
   No. of Units                    58        58     1,112        40        --        --        --        --        --        --

DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year          -- 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year            --        --        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 13.616385 13.202313 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.917035 13.616385 13.202313        --        --        --        --
   Ven 22, 20 No. of Units         --        --        -- 4,068,445   651,047   222,116        --        --        --        --
   Ven 24 No. of Units             --        --        --   557,947   107,334    23,178        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --        -- 13.571899 13.185535 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.843773 13.571899 13.185535        --        --        --        --
   No. of Units                    --        --        --   129,079    25,447     2,414        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year          -- 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year            --        --        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        --        -- 13.538653 13.172978 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.789102 13.538653 13.172978        --        --        --        --
   No. of Units                    --        --        --   577,436   155,027    67,059        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year          -- 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year            --        --        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year          -- 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year            --        --        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES I SHARES (units first credited 8-03-1989)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year          -- 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year            --        --        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 22.635102 21.943927 20.680033 19.585192 18.002047 18.125951 16.607511
   Value at End of Year            --        --        -- 23.179420 22.635102 21.943927 20.680033 19.585192 18.002047 18.125951
   Ven 22, 20 No. of Units         --        --        -- 2,451,446 3,247,639 3,830,780 3,473,530 2,375,580 2,009,670 1,881,375
   Ven 24 No. of Units             --        --        --    91,613   114,522   127,432   108,613    55,437    17,160        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04   12/31/03   12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- ---------- ---------- --------- --------- --------- --------- ---------
Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --        --  14.230025  13.823125 13.053022 12.500000        --        --        --
   Value at End of Year            --        --        --  14.543014  14.230025 13.823125 13.053022        --        --        --
   No. of Units                    --        --        --     46,714     60,153    69,401    34,735        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year          -- 12.500000        --         --         --        --        --        --        --        --
   Value at End of Year            --        --        --         --         --        --        --        --        --        --
   No. of Units                    --        --        --         --         --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        --        --  15.085667  14.676304 13.879479 13.190998        --        --        --
   Value at End of Year            --        --        --  15.394322  15.085667 14.676304 13.879479        --        --        --
   No. of Units                    --        --        --    325,466    410,764   473,733   222,382        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year          -- 12.500000        --         --         --        --        --        --        --        --
   Value at End of Year            --        --        --         --         --        --        --        --        --        --
   No. of Units                    --        --        --         --         --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year          -- 12.500000        --         --         --        --        --        --        --        --
   Value at End of Year            --        --        --         --         --        --        --        --        --        --
   No. of Units                    --        --        --         --         --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          --        --        --  22.635102  21.943927 20.680033 19.585192 18.002047 18.125951 16.607511
   Value at End of Year            --        --        --  23.179420  22.635102 21.943927 20.680033 19.585192 18.002047 18.125951
   Ven 7, 8 No. of Units           --        --        --  1,528,634  1,881,095 2,349,437 2,530,816 2,848,295 4,323,305 5,973,979
   Ven 9 No. of Units              --        --        --    170,366    219,135   262,580   331,627   315,200   398,119   439,785

Ven 3 Contracts with no Optional Riders
   Value at Start of Year          --        --        --  22.635102  21.943927 20.680033 19.585192 18.002047 18.125951 16.607511
   Value at End of Year            --        --        --  23.179420  22.635102 21.943927 20.680033 19.585192 18.002047 18.125951
   No. of Units                    --        --        --    578,546    659,274   729,775   792,313   927,984 1,192,638 1,548,493

DYNAMIC GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.868514 15.449440 13.986908  12.892451  10.125646 12.500000        --        --        --        --
   Value at End of Year     18.159909 16.868514 15.449440  13.986908  12.892451 10.125646        --        --        --        --
   Ven 22, 20 No. of Units    385,097   437,876   485,231    508,649    501,234    49,341        --        --        --        --
   Ven 24 No. of Units         71,449    72,413    86,993     87,810    304,799     4,320        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.712931 15.337510 13.913276  12.850333  10.112748 12.500000        --        --        --        --
   Value at End of Year     17.956261 16.712931 15.337510  13.913276  12.850333 10.112748        --        --        --        --
   No. of Units                26,321    31,261    34,747     34,650     35,685       344        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.597234 15.254134 13.858343  12.818851  10.103094 12.500000        --        --        --        --
   Value at End of Year     17.805095 16.597234 15.254134  13.858343  12.818851 10.103094        --        --        --        --
   No. of Units                55,639    59,088    63,000     77,582     81,895     5,544        --        --        --        --

DYNAMIC GROWTH TRUST - SERIES I SHARES (units first credited 5-01-2000)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    5.511946  5.034225  4.541899   4.187368   3.290900  4.658653  7.906976 12.500000        --        --
   Value at End of Year      5.938792  5.511946  5.034225   4.541899   4.187368  3.290900  4.658653  7.906976        --        --
   Ven 22, 20 No. of Units  5,377,313 7,361,994 9,317,291 10,786,224 12,729,891 8,961,543 9,700,101 7,614,395        --        --
   Ven 24 No. of Units        155,157   176,230   218,119    241,167    304,799   233,914   274,486   241,011        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    7.358155  6.733833  6.087418   5.623506   4.428426  6.281540 12.500000        --        --        --
   Value at End of Year      7.912037  7.358155  6.733833   6.087418   5.623506  4.428426  6.281540        --        --        --
   No. of Units                72,969   110,820   139,870    154,989    185,574    31,566     5,809        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    5.987177  5.487385  4.968047   4.596353   3.624989  5.149629  8.771239        --        --        --
   Value at End of Year      6.428164  5.987177  5.487385   4.968047   4.596353  3.624989  5.149629        --        --        --
   No. of Units               419,395   461,525   571,073    684,192    783,009   338,853   307,765        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    5.511946  5.034225  4.541899   4.187368   3.290900  4.658653  7.906976 12.500000        --        --
   Value at End of Year      5.938792  5.511946  5.034225   4.541899   4.187368  3.290900  4.658653  7.906976        --        --
   Ven 7, 8 No. of Units      262,947   287,852   474,502    466,885    651,221   480,994   612,926   667,786        --        --
   Ven 9 No. of Units          73,458    55,213   120,031    138,151    220,788   148,177   178,325   183,454        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year    5.511946  5.034225  4.541899  4.187368  3.290900  4.658653  7.906976 12.500000        --        --
   Value at End of Year      5.938792  5.511946  5.034225  4.541899  4.187368  3.290900  4.658653  7.906976        --        --
   No. of Units                56,338    56,644    38,512    42,370    80,967    32,882    25,217    26,242        --        --

EMERGING GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   19.795759 18.022627 17.020099 16.185428 12.500000        --        --        --        --        --
   Value at End of Year     20.248389 19.795759 18.022627 17.020099 16.185428        --        --        --        --        --
   Ven 22, 20 No. of Units    144,527   237,015   167,794    50,560    13,794        --        --        --        --        --
   Ven 24 No. of Units         15,263    23,489    22,133    12,823     8,067        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   19.651668 17.927174 16.963742 16.164211 12.500000        --        --        --        --        --
   Value at End of Year     20.060612 19.651668 17.927174 16.963742 16.164211        --        --        --        --        --
   No. of Units                 5,794     5,011     1,547       384       357        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   19.544281 17.855908 16.921582 16.148310 12.500000        --        --        --        --        --
   Value at End of Year     19.920912 19.544281 17.855908 16.921582 16.148310        --        --        --        --        --
   No. of Units                 5,422    16,202     6,102     4,719     1,834        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   19.795759 18.022627 17.020099 16.185428 12.500000        --        --        --        --        --
   Value at End of Year     20.248389 19.795759 18.022627 17.020099 16.185428        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --    21,272        --    16,082        --        --        --        --        --
   Ven 9 No. of Units           2,599     3,866     1,440        --        --        --        --        --        --        --
   No. of Units                10,158    17,604        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   19.795759 18.022627 17.020099 16.185428 12.500000        --        --        --        --        --
   Value at End of Year     20.248389 19.795759 18.022627 17.020099 16.185428        --        --        --        --        --
   No. of Units                   273       220        63       454       371        --        --        --        --        --

EMERGING SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-13-2004)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   15.035751 14.921872 14.430921 13.147372  9.558698 12.500000        --        --        --        --
   Value at End of Year     15.988140 15.035751 14.921872 14.430921 13.147372  9.558698        --        --        --        --
   Ven 22, 20 No. of Units    594,096   720,952   863,633   879,078   824,615   230,726        --        --        --        --
   Ven 24 No. of Units        128,708   142,203   148,075   149,872   103,731    15,125        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   14.897067 14.813777 14.354982 13.104440  9.546522 12.500000        --        --        --        --
   Value at End of Year     15.808845 14.897067 14.813777 14.354982 13.104440  9.546522        --        --        --        --
   No. of Units                39,001    40,080    54,718    53,241    43,436    12,300        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   14.793864 14.733197 14.298262 13.072316  9.537399 12.500000        --        --        --        --
   Value at End of Year     15.675664 14.793864 14.733197 14.298262 13.072316  9.537399        --        --        --        --
   No. of Units                67,001    77,557    75,726    78,619    44,947    19,621        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   15.035751 14.921872 14.430921        --        --        --        --        --        --        --
   Value at End of Year     15.988140 15.035751 14.921872        --        --        --        --        --        --        --
   Ven 9 No. of Units             234       234       234        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   15.035751 14.921872 14.430921        --        --        --        --        --        --        --
   Value at End of Year     15.988140 15.035751 14.921872        --        --        --        --        --        --        --
   No. of Units                   169       169       169        --        --        --        --        --        --        --

EMERGING SMALL COMPANY TRUST - SERIES I SHARES (units first credited 1-01-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   19.704418 19.511954 17.020099 17.129022 12.431278 17.806889 23.225958 24.610648 14.381705 14.574077
   Value at End of Year     20.992283 19.704418 19.511954 17.020099 17.129022 12.431278 17.806889 23.225958 24.610648 14.381705
   Ven 22, 20 No. of Units  2,071,453 2,902,602 3,586,277   119,016 5,238,825 5,473,386 6,129,545 5,651,577 2,674,565 2,112,991
   Ven 24 No. of Units         60,316    80,306    92,675     1,779   115,947   131,999   148,141   140,787    28,218        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    9.955190  9.877649 16.963742  8.706058  6.330985  9.086879 12.500000        --        --        --
   Value at End of Year     10.584542  9.955190  9.877649 16.963742  8.706058  6.330985  9.086879        --        --        --
   No. of Units                44,896    49,054    54,317       454    54,907    48,853    22,330        --        --        --

Venture Prior

                            YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                          12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                         --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year                9.082293  9.025056  16.921582   7.978493   5.810609   8.352524  10.932942         --         --         --
   Value at End of Year   9.641901  9.082293   9.025056  16.921582   7.978493   5.810609   8.352524         --         --         --
   No. of Units            110,634   150,681    161,854      4,653    181,355    175,141    104,648         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year               19.704418 19.511954  17.020099  17.129022  12.431278  17.806889  23.225958  24.610648  14.381705  14.574077
   Value at End of Year  20.992283 19.704418  19.511954  17.020099  17.129022  12.431278  17.806889  23.225958  24.610648  14.381705
   Ven 7, 8 No. of Units   212,432   275,421    365,309     14,090    631,865    656,393    758,799  1,027,485    688,247    828,056
   Ven 9 No. of Units       92,518   134,706    168,757        605    247,431    276,174    359,369    430,974    391,438         --

Ven 3 Contracts with no Optional Riders
   Value at Start of
      Year               19.704418 19.511954  17.020099  17.129022  12.431278  17.806889  23.225958  24.610648  14.381705  14.574077
   Value at End of Year  20.992283 19.704418  19.511954  17.020099  17.129022  12.431278  17.806889  23.225958  24.610648  14.381705
   No. of Units             14,033    17,953     20,365     25,412     37,522     26,484     39,039     50,267     25,011     28,130

EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of
      Year               13.771813 12.500000         --         --         --         --         --         --         --         --
   Value at End of Year  14.043799 13.771813         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                277,900   121,397         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                 38,501     9,075         --         --         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year               17.458263 14.906785  14.574243  12.896314  10.428974  12.500000         --         --         --         --
   Value at End of Year  17.758370 17.458263  14.906785  14.574243  12.896314  10.428974         --         --         --         --
   Ven 22, 20 No. of
      Units              2,894,629 3,176,778  3,409,793  3,133,404  2,265,670    755,595         --         --         --         --
   Ven 24 No. of Units     812,147   841,497    854,852    694,773    430,625     94,077         --         --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year               17.297263 14.798785  14.497538  12.854188  10.415699  12.500000         --         --         --         --
   Value at End of Year  17.559248 17.297263  14.798785  14.497538  12.854188  10.415699         --         --         --         --
   No. of Units            235,551   278,674    245,902    197,925    138,512     39,430         --         --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of
      Year               13.739902 12.500000         --         --         --         --         --         --         --         --
   Value at End of Year  13.962040 13.739902         --         --         --         --         --         --         --         --
   No. of Units             24,969     7,023         --         --         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year               17.177495 14.718317  14.440278  12.822685  10.405752  12.500000         --         --         --         --
   Value at End of Year  17.411394 17.177495  14.718317  14.440278  12.822685  10.405752         --         --         --         --
   No. of Units            524,235   572,491    588,478    543,232    422,296    208,253         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of
      Year               13.753568 12.500000         --         --         --         --         --         --         --         --
   Value at End of Year  13.997031 13.753568         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                141,008    53,618         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                 11,020     5,618         --         --         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of
      Year               17.217347 12.500000         --         --         --         --         --         --         --         --
   Value at End of Year  17.460563 17.217347         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                 14,806        --         --         --         --         --         --         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year               17.458263 14.906785  14.574243         --         --         --         --         --         --         --
   Value at End of Year  17.758370 17.458263  14.906785         --         --         --         --         --         --         --
   Ven 9 No. of Units          544       544        544         --         --         --         --         --         --         --

EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 11-02-1992)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year               36.085705 30.744750  30.000369  26.499566  21.400057  25.025958  25.057453  22.487758  22.054902  20.479412
   Value at End of Year  36.772192 36.085705  30.744750  30.000369  26.499566  21.400057  25.025958  25.057453  22.487758  22.054902
   Ven 22, 20 No. of
      Units              6,642,910 8,598,074 10,803,082 12,499,064 14,125,438 15,938,821 17,197,487 14,733,796 16,855,400 17,681,389
   Ven 24 No. of Units     182,387   228,524    260,545    294,842    308,987    338,294    344,261    245,151    119,865         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year               17.779151 15.177933  14.840003  13.134588  10.628215  12.453924  12.500000         --         --         --
   Value at End of Year  18.080981 17.779151  15.177933  14.840003  13.134588  10.628215  12.453924         --         --         --
   No. of Units            140,914   152,819    168,581    187,771    205,134    233,778    133,710         --         --         --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   20.118202 17.200472 16.842700 14.929570 12.098791 14.198434 14.266438        --         --         --
   Value at End of Year     20.428901 20.118202 17.200472 16.842700 14.929570 12.098791 14.198434        --         --         --
   No. of Units               593,967   637,827   710,729   816,827   878,873   937,928   497,735        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   36.085705 30.744750 30.000369 26.499566 21.400057 25.025958 25.057453 22.487758  22.054902  20.479412
   Value at End of Year     36.772192 36.085705 30.744750 30.000369 26.499566 21.400057 25.025958 25.057453  22.487758  22.054902
   Ven 7, 8 No. of Units    2,558,033 3,110,857 3,712,464 4,340,139 5,058,291 5,802,213 6,035,757 7,510,123 12,270,107 16,782,837
   Ven 9 No. of Units         993,459 1,179,680 1,386,438 1,650,433 1,864,958 2,149,865 2,608,255 2,972,349  3,820,578  4,109,129

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   36.085705 30.744750 30.000369 26.499566 21.400057 25.025958 25.057453 22.487758  22.054902  20.479412
   Value at End of Year     36.772192 36.085705 30.744750 30.000369 26.499566 21.400057 25.025958 25.057453  22.487758  22.054902
   No. of Units               118,103   139,951   172,195   188,313   217,391   236,397   302,874   315,202    452,981    583,452

FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   14.421130 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.267534 14.421130        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                    68,733    27,178        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     7,731     3,941        --        --        --        --        --        --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   19.158558 15.824584 14.638053 13.484576 10.250809 12.500000        --        --         --         --
   Value at End of Year     17.581723 19.158558 15.824584 14.638053 13.484576 10.250809        --        --         --         --
   Ven 22, 20 No. of Units    543,766   590,069   550,055   560,302   458,935   140,405        --        --         --         --
   Ven 24 No. of Units         97,962   101,990   101,634   101,308    68,399     5,638        --        --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.981869 15.709928 14.560995 13.440506 10.237755 12.500000        --        --         --         --
   Value at End of Year     17.384575 18.981869 15.709928 14.560995 13.440506 10.237755        --        --         --         --
   No. of Units                27,135    33,702    33,773    33,704    31,261     2,971        --        --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   14.387732 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.190296 14.387732        --        --        --        --        --        --         --         --
   No. of Units                11,520     7,082        --        --        --        --        --        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   18.850460 15.624517 14.503495 13.407583 10.227986 12.500000        --        --         --         --
   Value at End of Year     17.238200 18.850460 15.624517 14.503495 13.407583 10.227986        --        --         --         --
   No. of Units                60,614    68,673    62,037    69,672    56,204    28,212        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   14.402026 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.223323 14.402026        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                    46,458    20,886        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     2,896       741        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   18.894186 12.500000      --        --        --        --          --        --         --         --
   Value at End of Year     17.286880 18.894186      --        --        --        --          --        --         --         --
   Venture 2006 No. of
      Units                     2,636     1,101      --        --        --        --          --        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          -- 15.824584        --        --        --        --        --        --         --         --
   Value at End of Year            -- 19.158558        --        --        --        --        --        --         --         --
   No. of Units                    --        78        --        --        --        --        --        --         --         --

FINANCIAL SERVICES TRUST - SERIES I SHARES (units first credited 4-30-2001)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.584027 14.482924 13.378598 12.291912  9.331532 11.524203 12.500000        --         --         --
   Value at End of Year     16.156064 17.584027 14.482924 13.378598 12.291912  9.331532 11.524203        --         --         --
   Ven 22, 20 No. of Units    783,943 1,119,991 1,004,231 1,111,707 1,269,986 1,255,734   799,900        --         --         --
   Ven 24 No. of Units         18,283    51,722    30,285    30,060    32,452    29,105    20,462        --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.385757 14.348208 13.280604 12.226364  9.300332 11.508706 12.500000        --         --         --
   Value at End of Year     15.941790 17.385757 14.348208 13.280604 12.226364  9.300332 11.508706        --         --         --
   No. of Units                26,767    34,203    46,935    44,311    55,658    59,621    35,321        --         --         --

Venture Prior

                               YEAR       YEAR      YEAR      YEAR      YEAR      YEAR     YEAR      YEAR     YEAR     YEAR
                               ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED     ENDED    ENDED     ENDED
                              12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01  12/31/00 12/31/99 12/31/98
                            ---------- --------- --------- --------- --------- --------- --------- -------- -------- --------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    17.238577 14.248023 13.207601 12.177455  9.277011 11.497105 12.500000       --       --       --
   Value at End of Year      15.783013 17.238577 14.248023 13.207601 12.177455  9.277011 11.497105       --       --       --
   No. of Units                 69,285    93,301    96,858   109,141   129,017   129,019    48,896       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    17.584027 14.482924 13.378598 12.291912  9.331532 11.524203 12.500000       --       --       --
   Value at End of Year      16.156064 17.584027 14.482924 13.378598 12.291912  9.331532 11.524203       --       --       --
   Ven 7, 8 No. of Units        61,154   107,879    74,034    72,407    74,945    54,119    49,914       --       --       --
   Ven 9 No. of Units           26,597    51,897    31,505    51,852    67,850    54,479    66,421       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    17.584027 14.482924 13.378598 12.291912  9.331532 11.524203 12.500000       --       --       --
   Value at End of Year      16.156064 17.584027 14.482924 13.378598 12.291912  9.331532 11.524203       --       --       --
   No. of Units                  2,259     5,780     3,618     4,497     2,538     1,030     2,486       --       --       --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    12.500000        --        --        --        --        --        --       --       --       --
   Value at End of Year      12.012984        --        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                 17,047,722        --        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                  1,077,236        --        --        --        --        --        --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    12.500000        --        --        --        --        --        --       --       --       --
   Value at End of Year      11.992919        --        --        --        --        --        --       --       --       --
   Ven 22, 20 No. of Units   1,581,970        --        --        --        --        --        --       --       --       --
   Ven 24 No. of Units         115,571        --        --        --        --        --        --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    12.500000        --        --        --        --        --        --       --       --       --
   Value at End of Year      11.976896        --        --        --        --        --        --       --       --       --
   No. of Units                 81,387        --        --        --        --        --        --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    12.500000        --        --        --        --        --        --       --       --       --
   Value at End of Year      11.984904        --        --        --        --        --        --       --       --       --
   No. of Units                513,377        --        --        --        --        --        --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    12.500000        --        --        --        --        --        --       --       --       --
   Value at End of Year      11.964887        --        --        --        --        --        --       --       --       --
   No. of Units                214,748        --        --        --        --        --        --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    12.500000        --        --        --        --        --        --       --       --       --
   Value at End of Year      11.996932        --        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                  6,802,677        --        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                    428,009        --        --        --        --        --        --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    12.500000        --        --        --        --        --        --       --       --       --
   Value at End of Year      11.968888        --        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                    350,415        --        --        --        --        --        --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    12.500000        --        --        --        --        --        --       --       --       --
   Value at End of Year      11.992919        --        --        --        --        --        --       --       --       --
   Ven 9 No. of Units           10,029        --        --        --        --        --        --       --       --       --
   No. of Units                 31,727        --        --        --        --        --        --       --       --       --

FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.634997 12.500000        --        --        --        --        --       --       --       --
   Value at End of Year      14.000385 13.634997        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                  1,694,582   874,971        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                    106,112    22,139        --        --        --        --        --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    17.922699 15.909335 14.841649 13.505688 10.570024 12.500000        --       --       --       --
   Value at End of Year      18.356774 17.922699 15.909335 14.841649 13.505688 10.570024        --       --       --       --
   Ven 22, 20 No. of Units   3,114,177 3,280,406 2,868,900 2,054,168 1,347,482   419,804        --       --       --       --
   Ven 24 No. of Units         588,265   622,613   531,230   437,675   282,797    87,372        --       --       --       --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- --------- -------- -------- --------
Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.757431 15.794080 14.763529 13.461572 10.556582 12.500000        --       --       --       --
   Value at End of Year     18.150963 17.757431 15.794080 14.763529 13.461572 10.556582        --       --       --       --
   No. of Units               199,176   196,807   172,364   117,730        --        --        --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.603394 12.500000        --        --        --        --        --      --        --       --
   Value at End of Year     13.918852 13.603394        --        --        --        --        --      --        --       --
   No. of Units                55,943     3,990        --        --        --        --        --      --        --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   17.634502 15.708228 14.705246 13.428610 10.546509 12.500000        --       --       --       --
   Value at End of Year     17.998130 17.634502 15.708228 14.705246 13.428610 10.546509        --       --       --       --
   No. of Units               406,769   443,412   429,488   385,620   222,592    99,581        --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.616927 12.500000        --        --        --        --        --       --       --       --
   Value at End of Year     13.953732 13.616927        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                   694,706   391,049        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                   117,272    66,916        --        --        --        --        --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   17.675396 12.500000        --        --        --        --        --       --       --       --
   Value at End of Year     18.048958 17.675396        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                    51,413     4,879        --        --        --        --        --       --       --       --

Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year          -- 15.909335        --        --        --        --        --       --       --       --
   Value at End of Year            -- 17.922699        --        --        --        --        --       --       --       --
   No. of Units                    --        78        --        --        --        --        --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   17.922699 15.909335 14.841649        --        --        --        --       --       --       --
   Value at End of Year     18.356774 17.922699 15.909335        --        --        --        --       --       --       --
   No. of Units                   233       234       234        --        --        --        --       --       --       --

FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.426208 14.546014 13.552160 12.293099  9.601589 11.620125 12.500000       --       --       --
   Value at End of Year     16.850964 16.426208 14.546014 13.552160 12.293099  9.601589 11.620125       --       --       --
   Ven 22, 20 No. of Units  3,677,218 4,456,709 4,956,132 5,195,638 5,016,819 4,944,472 3,238,959       --       --       --
   Ven 24 No. of Units         65,367    76,960    78,469    73,404    75,103    69,672    29,957       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.241076 14.410762 13.452933 12.227577  9.569509 11.604513 12.500000       --       --       --
   Value at End of Year     16.627567 16.241076 14.410762 13.452933 12.227577  9.569509 11.604513       --       --       --
   No. of Units                89,701   104,332   123,793   129,106        --        --        --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.103534 14.310110 13.378959 12.178644  9.545508 11.592814 12.500000       --        --       --
   Value at End of Year     16.461903 16.103534 14.310110 13.378959 12.178644  9.545508 11.592814       --       --       --
   No. of Units               348,295   390,175   473,551   520,972   531,469   559,715   209,656       --       --       --

Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year   16.426208 14.546014 13.552160 12.293099  9.601589 11.620125 12.500000       --       --       --
   Value at End of Year     16.850964 16.426208 14.546014 13.552160 12.293099  9.601589 11.620125       --       --       --
   Ven 7, 8 No. of Units      397,266   423,624   493,187   529,708   511,341   416,445   260,833       --       --       --
   Ven 9 No. of Units          68,627    79,006    90,805   110,276    91,136    75,283    51,189       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   16.426208 14.546014 13.552160 12.293099  9.601589 11.620125 12.500000       --       --       --
   Value at End of Year     16.850964 16.426208 14.546014 13.552160 12.293099  9.601589 11.620125       --       --       --
   No. of Units                23,018    29,918    29,027    24,546    29,227    21,355       809       --       --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.316577 12.500000        --        --        --        --        --       --       --       --
   Value at End of Year     13.804581 13.316577        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                 1,356,944   640,756        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                    69,351    15,679        --        --        --        --        --       --       --       --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR
                              ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- --------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.405210 14.685735 14.057979 12.669816 10.159257 12.500000        --        --       --        --
   Value at End of Year     16.963701 16.405210 14.685735 14.057979 12.669816 10.159257        --        --       --        --
   Ven 22, 20 No. of Units  1,635,289 1,645,204 1,361,652   573,222   231,726    25,179        --        --       --        --
   Ven 24 No. of Units        211,829   251,316   133,595    56,574    16,384     2,183        --        --       --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.253917 14.579339 13.983996 12.628426 10.146318 12.500000        --        --       --        --
   Value at End of Year     16.773501 16.253917 14.579339 13.983996 12.628426 10.146318        --        --       --        --
   No. of Units                46,968    49,962    53,296    30,366     6,037     1,458        --        --       --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.285710 12.500000        --        --        --        --        --        --        --       --
   Value at End of Year     13.724203 13.285710        --        --        --        --        --        --        --       --
   No. of Units                39,058     2,739        --        --        --        --        --        --        --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.141369 14.500051 13.928749 12.597473 10.136635 12.500000        --        --        --       --
   Value at End of Year     16.632255 16.141369 14.500051 13.928749 12.597473 10.136635        --        --        --       --
   No. of Units               138,712   139,185   117,941    90,608    20,881    11,718        --        --        --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.298938 12.500000        --        --        --        --        --        --        --       --
   Value at End of Year     13.758591 13.298938        --        --        --        --        --        --        --       --
   Venture 2006 No. of
      Units                   421,113   256,001        --        --        --        --        --        --        --       --
   Venture 2006 No. of
      Units                    86,720    49,765        --        --        --        --        --        --        --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   16.178779 12.500000        --        --        --        --        --        --        --       --
   Value at End of Year     16.679186 16.178779        --        --        --        --        --        --        --       --
   Venture 2006 No. of
      Units                    26,699     3,942        --        --        --        --        --        --        --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES I SHARES (units first credited 5-01-2000)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.596865 11.254301 10.745803  9.666928  7.754044 10.239810 11.989936 12.500000        --       --
   Value at End of Year     13.058251 12.596865 11.254301 10.745803  9.666928  7.754044 10.239810 11.989936        --       --
   Ven 22, 20 No. of Units  1,840,616 2,489,104 2,648,217 2,637,119 2,533,934 3,184,540 3,545,932 2,080,534        --       --
   Ven 24 No. of Units         48,968    65,814    71,315    75,953    83,497    77,559    93,268    59,879        --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.594293 11.274461 10.786548  9.723071  7.814676 10.340578 12.500000        --        --       --
   Value at End of Year     13.029362 12.594293 11.274461 10.786548  9.723071  7.814676 10.340578        --        --       --
   No. of Units                30,308    35,442    36,981    45,603    45,068    49,734    27,818        --        --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.539200 11.241951 10.771542  9.724144  7.827267 10.372818 12.188577        --        --       --
   Value at End of Year     12.952812 12.539200 11.241951 10.771542  9.724144  7.827267 10.372818        --        --       --
   No. of Units                50,612    63,223    57,018    65,800    69,067    64,138    49,776        --        --       --

Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year   12.596865 11.254301 10.745803  9.666928  7.754044 10.239810 11.989936 12.500000        --       --
   Value at End of Year     13.058251 12.596865 11.254301 10.745803  9.666928  7.754044 10.239810 11.989936        --       --
   Ven 7, 8 No. of Units      101,871   119,395   135,911   124,364    75,274    84,162    72,009    55,951        --       --
   Ven 9 No. of Units          45,525    55,511    86,572    91,321   197,091   112,271    94,933    22,537        --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   12.596865 11.254301 10.745803  9.666928  7.754044 10.239810 11.989936 12.500000        --       --
   Value at End of Year     13.058251 12.596865 11.254301 10.745803  9.666928  7.754044 10.239810 11.989936        --       --
   No. of Units                 1,361     1,877     1,878     6,009     5,158     2,734     5,819     4,235        --       --

GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.686593 12.500000        --        --        --        --        --        --        --       --
   Value at End of Year     13.713119 12.686593        --        --        --        --        --        --        --       --
   Venture 2006 No. of
      Units                 1,080,682   547,568        --        --        --        --        --        --        --       --
   Venture 2006 No. of Units   66,427    14,348        --        --        --        --        --        --        --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.837870 16.250949 17.654114 16.265672 14.322611 12.500000        --        --        --       --
   Value at End of Year     18.154619 16.837870 16.250949 17.654114 16.265672 14.322611        --        --        --       --
   Ven 22, 20 No. of Units  1,694,734 1,825,220 1,550,136 1,085,071   594,712   154,273        --        --        --       --
   Ven 24 No. of Units        253,980   257,709   191,875   142,486   102,131    17,778        --        --        --       --

Venture Prior

                               YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                              ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED    ENDED      ENDED
                             12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                            --------- ---------- --------- --------- --------- --------- --------- --------- ---------- ----------
Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.682596 16.133241  17.561257 16.212589 14.304439 12.500000        --        --         --         --
   Value at End of Year     17.951077 16.682596  16.133241 17.561257 16.212589 14.304439        --        --         --         --
   No. of Units                55,460    62,723     69,752    57,003    30,884     7,537        --        --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.657184 12.500000         --        --        --        --        --        --         --         --
   Value at End of Year     13.633287 12.657184         --        --        --        --        --        --         --         --
   No. of Units                35,427     3,668         --        --        --        --        --        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.567109 16.045535  17.491941 16.172895 14.290823 12.500000        --        --         --         --
   Value at End of Year     17.799951 16.567109  16.045535 17.491941 16.172895 14.290823        --        --         --         --
   No. of Units               213,457   224,426    210,680   177,235   126,576    73,987        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.669780 12.500000         --        --        --        --        --        --         --         --
   Value at End of Year     13.667440 12.669780         --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                   384,087   227,474         --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                    86,269    41,620         --        --        --        --        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   16.605512 12.500000         --        --        --        --        --        --         --         --
   Value at End of Year     17.850183 16.605512         --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                    32,387     3,333         --        --        --        --        --        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   16.837870 16.250949  17.654114        --        --        --        --        --         --         --
   Value at End of Year     18.154619 16.837870  16.250949        --        --        --        --        --         --         --
   Ven 9 No. of Units           1,219     1,271      1,324        --        --        --        --        --         --         --
   No. of Units                17,217    17,218         --        --        --        --        --        --         --         --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   16.837870 16.250949  17.654114        --        --        --        --        --         --         --
   Value at End of Year     18.154619 16.837870  16.250949        --        --        --        --        --         --         --
   No. of Units                   287       287        288        --        --        --        --        --         --         --

GLOBAL BOND TRUST - SERIES I SHARES (units first credited 3-18-1988)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   27.354419 26.350560  28.591497 26.301362 23.113561 19.512793 19.685989 19.632749  21.333144  20.104158
   Value at End of Year     29.570359 27.354419  26.350560 28.591497 26.301362 23.113561 19.512793 19.685989  19.632749  21.333144
   Ven 22, 20 No. of Units  1,285,665 1,411,185  1,769,002 2,031,568 2,317,481 2,458,560 1,519,001 1,896,073  1,901,881  1,978,710
   Ven 24 No. of Units         20,562    27,268     31,085    35,451    38,099    49,164    27,425    21,354      6,544         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.306556 16.704718  18.161547 16.740365 14.740820 12.469302 12.500000        --         --         --
   Value at End of Year     18.670962 17.306556  16.704718 18.161547 16.740365 14.740820 12.469302        --         --         --
   No. of Units                21,140    21,317     13,319    13,675    14,044     9,109     1,407        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   17.514287 16.930541  18.434631 17.017639 15.007467 12.713906 12.871966        --         --         --
   Value at End of Year     18.866598 17.514287  16.930541 18.434631 17.017639 15.007467 12.713906        --         --         --
   No. of Units                92,299    99,913    102,238    94,079    92,810   116,859    32,769        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   27.354419 26.350560  28.591497 26.301362 23.113561 19.512793 19.685989 19.632749  21.333144  20.104158
   Value at End of Year     29.570359 27.354419  26.350560 28.591497 26.301362 23.113561 19.512793 19.685989  19.632749  21.333144
   Ven 7, 8 No. of Units      697,641   817,594  1,020,803 1,199,088 1,423,804 1,691,185 1,797,052 2,367,669  3,930,738  5,605,409
   Ven 9 No. of Units          96,827   118,108    136,559   151,168   188,785   260,796   198,513   266,250    337,556    411,434

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   27.354419 26.350560  28.591497 26.301362 23.113561 19.512793 19.685989 19.632749  21.333144  20.104158
   Value at End of Year     29.570359 27.354419  26.350560 28.591497 26.301362 23.113561 19.512793 19.685989  19.632749  21.333144
   No. of Units                66,537    82,086    113,908   116,008   128,081   142,880   142,190   182,642    243,349    315,284

GLOBAL TRUST (FORMERLY, GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   18.905547 15.963498  14.649783 12.971433 10.339112 12.500000        --        --         --         --
   Value at End of Year     18.845385 18.905547  15.963498 14.649783 12.971433 10.339112        --        --         --         --
   Ven 22, 20 No. of Units    349,718   418,579    391,497   319,704   276,345   124,634        --        --         --         --
   Ven 24 No. of Units        137,258   131,161    129,923    84,399    36,341     6,453        --        --         --         --

Venture Prior

                               YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                              ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED    ENDED      ENDED
                             12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                            --------- ---------- --------- --------- --------- --------- --------- --------- ---------- ----------
Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.731234  15.847876 14.572703 12.929075 10.325957 12.500000        --        --         --         --
   Value at End of Year     18.634126  18.731234 15.847876 14.572703 12.929075 10.325957        --        --         --         --
   No. of Units                21,670     26,659    20,840    15,321    10,443     4,027        --        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   18.601523  15.761684 14.515144 12.897371 10.316092 12.500000        --        --         --         --
   Value at End of Year     18.477197  18.601523 15.761684 14.515144 12.897371 10.316092        --        --         --         --
   No. of Units                42,856     45,776    38,051    28,189    23,117    15,985        --        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   18.905547  15.963498        --        --        --        --        --        --         --         --
   Value at End of Year     18.845385  18.905547        --        --        --        --        --        --         --         --
   Ven 9 No. of Units             256        263        --        --        --        --        --        --         --         --

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES I SHARES (units first credited 3-18-1988)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   33.140130  27.930013 25.580338 22.606366 17.985999 22.548612 27.253960 24.633827  24.098970  21.770913
   Value at End of Year     33.113872  33.140130 27.930013 25.580338 22.606366 17.985999 22.548612 27.253960  24.633827  24.098970
   Ven 22, 20 No. of Units  2,348,892  3,061,952 3,751,710 4,485,840 5,323,468 6,384,424 7,778,987 8,561,314 10,151,138 10,635,908
   Ven 24 No. of Units         35,965     45,710    51,530    54,725    64,511    76,424    84,032    88,244     38,004         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   15.312090  12.930563 11.866384 10.507840  8.376938 10.523033 12.500000        --         --         --
   Value at End of Year     15.269214  15.312090 12.930563 11.866384 10.507840  8.376938 10.523033        --         --         --
   No. of Units                50,079     26,864    16,292    33,259    32,345    36,248    18,272        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.138760  13.649055 12.544497 11.125022  8.882263 11.174588 13.554144        --         --         --
   Value at End of Year     16.069322  16.138760 13.649055 12.544497 11.125022  8.882263 11.174588        --         --         --
   No. of Units                89,238    106,382   118,238   131,827   133,988   153,605    80,490        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   33.140130  27.930013 25.580338 22.606366 17.985999 22.548612 27.253960 24.633827  24.098970  21.770913
   Value at End of Year     33.113872  33.140130 27.930013 25.580338 22.606366 17.985999 22.548612 27.253960  24.633827  24.098970
   Ven 7, 8 No. of Units    2,595,108  3,053,885 3,623,470 4,210,273 5,051,786 6,233,457 7,508,544 9,475,759 14,642,124 20,395,045
   Ven 9 No. of Units         453,972    561,268   654,283   887,563 1,005,033 1,198,999 1,463,631 1,763,567  2,118,413  2,205,244

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   33.140130  27.930013 25.580338 22.606366 17.985999 22.548612 27.253960 24.633827  24.098970  21.770913
   Value at End of Year     33.113872  33.140130 27.930013 25.580338 22.606366 17.985999 22.548612 27.253960  24.633827  24.098970
   No. of Units               185,999    210,759   259,931   294,194   339,861   386,600   488,110   604,737    919,791  1,219,962

GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS GROWTH TRUST EFF 4-29-05) - SERIES II SHARES
(units first credited 8-04-2003)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --         --        -- 13.929376 12.500000        --        --        --         --         --
   Value at End of Year            --         --        -- 13.983093 13.929376        --        --        --         --         --
   Ven 22, 20 No. of Units         --         --        --     5,641     6,320        --        --        --         --         --
   Ven 24 No. of Units             --         --        --       932        --        --        --        --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --         --        -- 13.918025 12.500000        --        --        --         --         --
   Value at End of Year            --         --        -- 13.943699 13.918025        --        --        --         --         --
   No. of Units                    --         --        --        --       876        --        --        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --         --        -- 13.909520 13.389007        --        --        --         --         --
   Value at End of Year            --         --        -- 13.914235 13.909520        --        --        --         --         --
   No. of Units                    --         --        --        --        --        --        --        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          --         --        -- 13.929376 12.500000        --        --        --         --         --
   Value at End of Year            --         --        -- 13.983093 13.929376        --        --        --         --         --
   Ven 9 No. of Units              --         --        --        82        --        --        --        --         --         --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year          --         --        -- 13.929376 12.500000        --        --        --         --         --
   Value at End of Year            --         --        -- 13.983093 13.929376        --        --        --         --         --
   No. of Units                    --         --        --        --        --        --        --        --         --         --

Venture Prior

                               YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                              ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED       ENDED
                             12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                            --------- ---------- --------- --------- --------- --------- --------- --------- ---------- ----------
HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.395016  12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     15.550922  13.395016        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                    58,456     21,519        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     3,321      4,808        --        --        --        --        --        --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   19.123701  17.928360 16.170972 14.254961 10.636160 12.500000        --        --         --         --
   Value at End of Year     22.145917  19.123701 17.928360 16.170972 14.254961 10.636160        --        --         --         --
   Ven 22, 20 No. of Units    756,740    894,413   937,529   997,397   717,698   167,483        --        --         --         --
   Ven 24 No. of Units        164,396    166,848   155,541   154,419    81,653     8,334        --        --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.947299  17.798466 16.085865 14.208412 10.622622 12.500000        --        --         --         --
   Value at End of Year     21.897565  18.947299 17.798466 16.085865 14.208412 10.622622        --        --         --         --
   No. of Units                44,177     59,787    65,358    60,559    65,780    12,026        --        --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.363967  12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     15.460388  13.363967        --        --        --        --        --        --         --         --
   No. of Units                10,930      2,854        --        --        --        --        --        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   18.816077  17.701664 16.022313 14.173571 10.612467 12.500000        --        --         --         --
   Value at End of Year     21.713153  18.816077 17.701664 16.022313 14.173571 10.612467        --        --         --         --
   No. of Units                81,693     84,331    86,059    93,780    65,279    33,548        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.377272  12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     15.499135  13.377272        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                    44,058     22,924        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     3,448        166        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   18.859710  12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     21.774442  18.859710        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     5,233      1,006        --        --        --        --        --        --         --         --

HEALTH SCIENCES TRUST - SERIES I SHARES (units first credited 4-30-2001)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.448755  16.326945 14.698179 12.926890  9.623619 13.413253 12.500000        --         --         --
   Value at End of Year     20.245878  17.448755 16.326945 14.698179 12.926890  9.623619 13.413253        --         --         --
   Ven 22, 20 No. of Units  1,511,682  1,656,069 2,035,325 2,232,141 2,237,109 1,881,548 1,547,290        --         --         --
   Ven 24 No. of Units         53,908     46,881    46,557    54,947    57,651    59,439    40,823        --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.251981  16.175065 14.590517 12.857956  9.591443 13.395250 12.500000        --         --         --
   Value at End of Year     19.977383  17.251981 16.175065 14.590517 12.857956  9.591443 13.395250        --         --         --
   No. of Units                63,365     82,986    81,965    83,245    96,900    92,595    38,218        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   17.105855  16.062084 14.510292 12.806521  9.567392 13.381761 12.500000        --         --         --
   Value at End of Year     19.778328  17.105855 16.062084 14.510292 12.806521  9.567392 13.381761        --         --         --
   No. of Units               108,392    132,969   153,048   195,136   203,143   195,515    78,979        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   17.448755  16.326945 14.698179 12.926890  9.623619 13.413253 12.500000        --         --         --
   Value at End of Year     20.245878  17.448755 16.326945 14.698179 12.926890  9.623619 13.413253        --         --         --
   Ven 7, 8 No. of Units      128,060    141,728   181,895   233,957   205,343   132,889   112,770        --         --         --
   Ven 9 No. of Units          42,101     48,468    39,136    41,759    54,245    35,305    45,401        --         --         --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   17.448755  16.326945 14.698179 12.926890  9.623619 13.413253 12.500000        --         --         --
   Value at End of Year     20.245878  17.448755 16.326945 14.698179 12.926890  9.623619 13.413253        --         --         --
   No. of Units                18,177     18,820    19,916    21,721    12,217     6,381     4,660        --         --         --

HIGH INCOME TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.500000         --        --        --        --        --        --        --         --         --
   Value at End of Year     11.555395         --        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     4,180         --        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                       765         --        --        --        --        --        --        --         --         --

Venture Prior

                               YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                              ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED       ENDED
                             12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                            --------- ---------- --------- --------- --------- --------- --------- --------- ---------- ----------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.500000         --        --        --        --        --        --        --         --         --
   Value at End of Year     11.536086         --        --        --        --        --        --        --         --         --
   Ven 22, 20 No. of Units     10,699         --        --        --        --        --        --        --         --         --
   Ven 24 No. of Units          5,340         --        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.500000         --        --        --        --        --        --        --         --         --
   Value at End of Year     11.528373         --        --        --        --        --        --        --         --         --
   No. of Units                   104         --        --        --        --        --        --        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.500000         --        --        --        --        --        --        --         --         --
   Value at End of Year     11.509109         --        --        --        --        --        --        --         --         --
   No. of Units                12,043         --        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.500000         --        --        --        --        --        --        --         --         --
   Value at End of Year     11.539939         --        --        --        --        --        --        --         --         --
   No. of Units                    --         --        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   12.500000         --        --        --        --        --        --        --         --         --
   Value at End of Year     11.512965         --        --        --        --        --        --        --         --         --
   No. of Units                    --         --        --        --        --        --        --        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   12.500000         --        --        --        --        --        --        --         --         --
   Value at End of Year     11.536086         --        --        --        --        --        --        --         --         --
   No. of Units                 2,830         --        --        --        --        --        --        --         --         --

HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.273444  12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.299569  13.273444        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                    84,423     31,537        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     7,447         --        --        --        --        --        --        --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.424678  16.028671 15.695609 14.359708 11.724791 12.500000        --        --         --         --
   Value at End of Year     17.415154  17.424678 16.028671 15.695609 14.359708 11.724791        --        --         --         --
   Ven 22, 20 No. of Units    725,885    957,806 1,012,355 1,166,184   959,895   146,256        --        --         --         --
   Ven 24 No. of Units        133,595    143,870   163,667   164,206   135,938    16,234        --        --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.264001  15.912567 15.613037 14.312819 11.709887 12.500000        --        --         --         --
   Value at End of Year     17.219907  17.264001 15.912567 15.613037 14.312819 11.709887        --        --         --         --
   No. of Units                78,176     87,218    76,759    84,070    69,559    19,757        --        --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.242686  12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.222152  13.242686        --        --        --        --        --        --         --         --
   No. of Units                12,492      1,413        --        --        --        --        --        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   17.144483  15.826048 15.551396 14.277775 11.698735 12.500000        --        --         --         --
   Value at End of Year     17.074920  17.144483 15.826048 15.551396 14.277775 11.698735        --        --         --         --
   No. of Units               218,347    337,634   356,539   386,544   401,907    43,415        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.255866  12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.255279  13.255866        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                    22,486     18,011        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     5,538         --        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   17.184243  12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     17.123127  17.184243        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     9,230        111        --        --        --        --        --        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   17.424678  16.028671        --        --        --        --        --        --         --         --
   Value at End of Year     17.415154  17.424678        --        --        --        --        --        --         --         --
   Ven 9 No. of Units             462        474        --        --        --        --        --        --         --         --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED    ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
HIGH YIELD TRUST - SERIES I SHARES (units first credited 1-01-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.230410 15.831453 15.481606 14.136722 11.519811 12.544550 13.459828 14.993652 14.078376 13.890491
   Value at End of Year     17.267500 17.230410 15.831453 15.481606 14.136722 11.519811 12.544550 13.459828 14.993652 14.078376
   Ven 22, 20 No. of Units  2,042,724 3,037,934 4,009,948 5,577,439 6,913,897 5,310,364 6,162,712 4,290,253 4,533,792 4,037,169
   Ven 24 No. of Units         53,483    71,015    88,258   119,909   164,300   108,798   107,850    77,834    26,298        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   14.850676 13.672164 13.396712 12.257492 10.008436 10.920556 12.500000        --        --        --
   Value at End of Year     14.852755 14.850676 13.672164 13.396712 12.257492 10.008436 10.920556        --        --        --
   No. of Units                40,633    56,075    65,233   116,268   114,270    67,191    25,771        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   14.440385 13.314332 13.065633 11.972562  9.790451 10.698741 11.519841        --        --        --
   Value at End of Year     14.420639 14.440385 13.314332 13.065633 11.972562  9.790451 10.698741        --        --        --
   No. of Units               238,265   341,252   375,652   462,419   775,551   369,742   218,398        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   17.230410 15.831453 15.481606 14.136722 11.519811 12.544550 13.459828 14.993652 14.078376 13.890491
   Value at End of Year     17.267500 17.230410 15.831453 15.481606 14.136722 11.519811 12.544550 13.459828 14.993652 14.078376
   Ven 7, 8 No. of Units      319,461   449,902   579,810   756,293   931,712   788,407   773,765   803,920 1,396,640 1,645,568
   Ven 9 No. of Units          95,533   141,083   199,413   269,177   402,143   344,031   437,320   450,763   548,706   531,010

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   17.230410 15.831453 15.481606 14.136722 11.519811 12.544550 13.459828 14.993652 14.078376 13.890491
   Value at End of Year     17.267500 17.230410 15.831453 15.481606 14.136722 11.519811 12.544550 13.459828 14.993652 14.078376
   No. of Units                19,735    21,121    23,203    36,255    38,235    27,627    33,145    26,668   117,307   114,881

INCOME & VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.999381 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     12.966539 12.999381        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    78,854    18,146        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     5,070     1,384        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   15.848853 14.823731 14.318484 13.518115 10.855096 12.500000        --        --        --        --
   Value at End of Year     15.769132 15.848853 14.823731 14.318484 13.518115 10.855096        --        --        --        --
   Ven 22, 20 No. of Units  1,217,948 1,264,132 1,411,709 1,611,555 1,122,179   307,039        --        --        --        --
   Ven 24 No. of Units        223,558   229,820   232,914   227,133   151,378    21,089        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   15.702709 14.716356 14.243132 13.473973 10.841289 12.500000        --        --        --        --
   Value at End of Year     15.592334 15.702709 14.716356 14.243132 13.473973 10.841289        --        --        --        --
   No. of Units                51,490    54,995    85,760    81,659    41,867     8,185        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.969254 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     12.891053 12.969254        --        --        --        --        --        --        --        --
   No. of Units                 2,162     1,912        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   15.593967 14.636323 14.186875 13.440953 10.830938 12.500000        --        --        --        --
   Value at End of Year     15.461015 15.593967 14.636323 14.186875 13.440953 10.830938        --        --        --        --
   No. of Units               115,743   136,237   148,866   155,735   101,086    42,937        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.982154 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     12.923346 12.982154        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    30,736    14,667        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                       776        --        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   15.626464 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     15.504641 15.630104        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     1,143        --        --        --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   15.848853 14.823731 14.318484        --        --        --        --        --        --        --
   Value at End of Year     15.769132 15.848853 14.823731        --        --        --        --        --        --        --
   Ven 9 No. of Units             489       489       489        --        --        --        --        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                              ENDED      ENDED     ENDED    ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- ---------- ----------
INCOME & VALUE TRUST - SERIES I SHARES (units first credited 8-03-1989)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   27.950305 26.083691 25.138132 23.683960 18.988592 22.905535 23.004542 22.230152  20.742457  18.276161
   Value at End of Year     27.865574 27.950305 26.083691 25.138132 23.683960 18.988592 22.905535 23.004542  22.230152  20.742457
   Ven 22, 20 No. of Units  2,953,821 3,849,843 4,957,736 6,461,742 6,144,739 6,526,842 6,493,090 5,530,667  6,288,702  4,509,114
   Ven 24 No. of Units         61,771    78,288    96,775   104,442    83,521    94,535    89,882    62,605     34,371         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   14.544411 13.600186 13.133348 12.398458  9.960340 12.039038 12.500000        --         --         --
   Value at End of Year     14.471187 14.544411 13.600186 13.133348 12.398458  9.960340 12.039038        --         --         --
   No. of Units                49,800    60,642    88,052    94,628    93,675    71,220    37,191        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   15.122379 14.161791 13.696136 12.949206 10.418378 12.611582 12.710793        --         --         --
   Value at End of Year     15.023572 15.122379 14.161791 13.696136 12.949206 10.418378 12.611582        --         --         --
   No. of Units               239,882   288,848   309,952   396,316   290,586   276,653   146,530        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   27.950305 26.083691 25.138132 23.683960 18.988592 22.905535 23.004542 22.230152  20.742457  18.276161
   Value at End of Year     27.865574 27.950305 26.083691 25.138132 23.683960 18.988592 22.905535 23.004542  22.230152  20.742457
   Ven 7, 8 No. of Units    3,044,167 3,594,256 4,335,775 5,218,459 6,012,536 6,781,403 8,048,262 9,704,729 13,822,032 17,110,188
   Ven 9 No. of Units         362,806   432,831   531,460   652,614   680,402   761,612   908,692 1,009,134  1,258,137  1,300,435

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   27.950305 26.083691 25.138132 23.683960 18.988592 22.905535 23.004542 22.230152  20.742457  18.276161
   Value at End of Year     27.865574 27.950305 26.083691 25.138132 23.683960 18.988592 22.905535 23.004542  22.230152  20.742457
   No. of Units             1,145,970 1,313,479 1,602,821 1,833,533 2,056,984 2,335,405 2,776,671 3,226,275  3,981,001  4,737,002

INDEX ALLOCATION TRUST - SERIES II SHARES (units first credited 2-13-2006)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.236927 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.942285 13.236927        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                 4,059,033   998,348        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                   396,385    41,787        --        --        --        --        --        --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   13.521032 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     14.205782 13.521032        --        --        --        --        --        --         --         --
   Ven 22, 20 No. of Units    391,182   258,520        --        --        --        --        --        --         --         --
   Ven 24 No. of Units        108,703    82,924        --        --        --        --        --        --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   13.497418 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     14.152488 13.497418        --        --        --        --        --        --         --         --
   No. of Units                37,332     6,902        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.206234 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.861098 13.206234        --        --        --        --        --        --         --         --
   No. of Units               115,713    23,088        --        --        --        --        --        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   13.479737 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     14.112650 13.479737        --        --        --        --        --        --         --         --
   No. of Units                66,138    49,759        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.219378 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.895841 13.219378        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                   850,317   187,147        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                   273,308    96,196        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   13.485621 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     14.125913 13.485621        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                   232,199    81,623        --        --        --        --        --        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   13.521032 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     14.205782 13.521032        --        --        --        --        --        --         --         --
   Ven 9 No. of Units           7,346     6,128        --        --        --        --        --        --         --         --
   No. of Units                 2,522       582        --        --        --        --        --        --         --         --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year          -- 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year            -- 13.521032        --        --        --        --        --        --        --        --
   No. of Units                    --       549        --        --        --        --        --        --        --        --

INTERNATIONAL CORE TRUST (FORMERLY, INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.352482 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.668613 13.352482        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   126,951    54,840        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     2,204       215        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   19.858405 16.159479 14.162481 12.450972  9.693467 12.500000        --        --        --        --
   Value at End of Year     21.761066 19.858405 16.159479 14.162481 12.450972  9.693467        --        --        --        --
   Ven 22, 20 No. of Units    361,585   397,234   347,173   306,708   253,182   141,371        --        --        --        --
   Ven 24 No. of Units         46,259    51,083    43,542    37,104   115,127    14,269        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   19.675267 16.042404 14.087926 12.410284  9.681116 12.500000        --        --        --        --
   Value at End of Year     21.517079 19.675267 16.042404 14.087926 12.410284  9.681116        --        --        --        --
   No. of Units                37,096    38,286    17,339    10,444    11,252     6,994        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.321517 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.583198 13.321517        --        --        --        --        --        --        --        --
   No. of Units                 3,176     3,240        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   19.539027 15.955163 14.032279 12.379856  9.671864 12.500000        --        --        --        --
   Value at End of Year     21.335893 19.539027 15.955163 14.032279 12.379856  9.671864        --        --        --        --
   No. of Units                30,589    31,568    23,870    18,256    16,480    12,367        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.334784 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.619754 13.334784        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    42,182     8,742        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   19.584336 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     21.396118 19.584336        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     5,585     1,950        --        --        --        --        --        --        --        --

INTERNATIONAL CORE TRUST (FORMERLY, INTERNATIONAL STOCK TRUST) - SERIES I SHARES (units first credited 1-01-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   18.567202 15.090269 13.198278 11.579330  9.013656 11.672280 15.087850 18.338932 14.337171 12.652231
   Value at End of Year     20.398467 18.567202 15.090269 13.198278 11.579330  9.013656 11.672280 15.087850 18.338932 14.337171
   Ven 22, 20 No. of Units  1,900,598 2,613,058 2,993,535 3,604,794 4,239,580 4,752,635 5,157,402 4,886,121 2,720,915 1,991,503
   Ven 24 No. of Units         53,028    81,620    90,025    87,592   115,127   131,618   137,508   124,426    21,852        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   15.231570 12.403968 10.870422  9.556168  7.453649  9.671494 12.500000        --        --        --
   Value at End of Year     16.700244 15.231570 12.403968 10.870422  9.556168  7.453649  9.671494        --        --        --
   No. of Units                26,764    30,817    27,531    28,242    29,884    28,226    17,865        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   13.499637 11.010008  9.663241  8.507707  6.645829  8.636273 11.202883        --        --        --
   Value at End of Year     14.779017 13.499637 11.010008  9.663241  8.507707  6.645829  8.636273        --        --        --
   No. of Units                92,642    97,328   105,693   104,062   115,842   126,008    69,101        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   18.567202 15.090269 13.198278 11.579330  9.013656 11.672280 15.087850 18.338932 14.337171 12.652231
   Value at End of Year     20.398467 18.567202 15.090269 13.198278 11.579330  9.013656 11.672280 15.087850 18.338932 14.337171
   Ven 7, 8 No. of Units      271,411   340,241   382,173   460,301   511,387   623,352   692,219   934,113   894,041   904,709
   Ven 9 No. of Units          71,868   103,662   102,266   120,901   147,049   183,541   222,009   294,511   235,698   203,765

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   18.567202 15.090269 13.198278 11.579330  9.013656 11.672280 15.087850 18.338932 14.337171 12.652231
   Value at End of Year     20.398467 18.567202 15.090269 13.198278 11.579330  9.013656 11.672280 15.087850 18.338932 14.337171
   No. of Units                22,384    24,400    31,628    33,039    34,425    35,011    43,113    52,245    47,274    63,240

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2004)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   20.764096 16.809895 14.645623 12.500000        --        --        --        --        --        --
   Value at End of Year     23.578382 20.764096 16.809895 14.645623        --        --        --        --        --        --
   Ven 22, 20 No. of Units    410,234   499,597   434,601   262,855        --        --        --        --        --        --
   Ven 24 No. of Units         58,578    80,323    73,564    72,367        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   20.654101 16.754211 14.626224 12.500000        --        --        --        --        --        --
   Value at End of Year     23.406385 20.654101 16.754211 14.626224        --        --        --        --        --        --
   No. of Units                13,051    13,945    19,978    20,759        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   20.571958 16.712550 14.611687 12.500000        --        --        --        --        --        --
   Value at End of Year     23.278165 20.571958 16.712550 14.611687        --        --        --        --        --        --
   No. of Units                31,194    34,777    26,557    20,559        --        --        --        --        --        --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   20.874233 16.868674 14.668950 12.500000        --        --        --        --        --        --
   Value at End of Year     23.756895 20.874233 16.868674 14.668950        --        --        --        --        --        --
   Ven 22, 20 No. of Units    608,303 1,105,267   825,452   712,758        --        --        --        --        --        --
   Ven 24 No. of Units          8,131    12,070     7,361    21,750        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   20.763624 16.812786 14.649519 12.500000        --        --        --        --        --        --
   Value at End of Year     23.583557 20.763624 16.812786 14.649519        --        --        --        --        --        --
   No. of Units                 4,398     8,661    12,560    13,186        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   20.681056 16.770985 14.634965 12.500000        --        --        --        --        --        --
   Value at End of Year     23.454392 20.681056 16.770985 14.634965        --        --        --        --        --        --
   No. of Units                50,431    32,451    31,610    24,373        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   20.874233 16.868674 14.668950 12.500000        --        --        --        --        --        --
   Value at End of Year     23.756895 20.874233 16.868674 14.668950        --        --        --        --        --        --
   Ven 7, 8 No. of Units       92,127   153,271    81,627    75,228        --        --        --        --        --        --
   Ven 9 No. of Units          20,198    30,953    21,492    19,292        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   20.874233 16.868674 14.668950 12.500000        --        --        --        --        --        --
   Value at End of Year     23.756895 20.874233 16.868674 14.668950        --        --        --        --        --        --
   No. of Units                 1,849     2,427     2,537       696        --        --        --        --        --        --

INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.345083 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     15.799451 13.345083        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   185,283    85,722        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     5,765       550        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   18.776059 15.366928 12.500000        --        --        --        --        --        --        --
   Value at End of Year     22.173480 18.776059 15.366928        --        --        --        --        --        --        --
   Ven 22, 20 No. of Units  1,046,579   715,353   225,062        --        --        --        --        --        --        --
   Ven 24 No. of Units         88,037    61,858    26,672        --        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.713885 15.346601 12.500000        --        --        --        --        --        --        --
   Value at End of Year     22.055680 18.713885 15.346601        --        --        --        --        --        --        --
   No. of Units                23,716    15,596     8,548        --        --        --        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.314140 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     15.707465 13.314140        --        --        --        --        --        --        --        --
   No. of Units                16,584       674        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   18.667360 15.331369 12.500000        --        --        --        --        --        --        --
   Value at End of Year     21.967707 18.667360 15.331369        --        --        --        --        --        --        --
   No. of Units                38,196    27,573       745        --        --        --        --        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.327395 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     15.746817 13.327395        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    74,946    20,875        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     1,886     1,220        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   18.682835 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     21.996964 18.682835        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     8,361     4,067        --        --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   18.776059 15.366928 12.500000        --        --        --        --        --        --        --
   Value at End of Year     22.173480 18.776059 15.366928        --        --        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --    18,782        --        --        --        --        --        --        --
   Ven 9 No. of Units          40,747    21,421     2,524        --        --        --        --        --        --        --
   No. of Units               149,466    77,447        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   18.776059 15.366928 12.500000        --        --        --        --        --        --        --
   Value at End of Year     22.173480 18.776059 15.366928        --        --        --        --        --        --        --
   No. of Units                 6,285     4,574       465        --        --        --        --        --        --        --

INTERNATIONAL SMALL CAP TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.612533 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.787844 13.612533        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   159,794    43,409        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    13,986     5,907        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   24.506885 19.483328 17.981703 15.087440  9.888129 12.500000        --        --        --        --
   Value at End of Year     26.556018 24.506885 19.483328 17.981703 15.087440  9.888129        --        --        --        --
   Ven 22, 20 No. of Units    580,920   542,985   497,180   402,232   260,105    58,684        --        --        --        --
   Ven 24 No. of Units         91,104    98,226    84,945    81,455    54,188     4,073        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   24.280982 19.342259 17.887126 15.038195  9.875544 12.500000        --        --        --        --
   Value at End of Year     26.258387 24.280982 19.342259 17.887126 15.038195  9.875544        --        --        --        --
   No. of Units                34,389    34,730    29,986    26,711    10,062        22        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.580967 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.701743 13.580967        --        --        --        --        --        --        --        --
   No. of Units                23,398     5,175        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   24.112910 19.237114 17.816506 15.001355  9.866121 12.500000        --        --        --        --
   Value at End of Year     26.037340 24.112910 19.237114 17.816506 15.001355  9.866121        --        --        --        --
   No. of Units                79,070    74,766    64,292    56,129    31,044     4,421        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.594482 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.738582 13.594482        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    64,818    15,028        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                       791       431        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   24.168787 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     26.110792 24.168787        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     5,537       720        --        --        --        --        --        --        --        --

INTERNATIONAL SMALL CAP TRUST - SERIES I SHARES (units first credited 3-04-1996)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   26.222995 20.819100 19.174442 16.062039 10.512423 12.802022 18.844170 26.974754 14.792077 13.410016
   Value at End of Year     28.476730 26.222995 20.819100 19.174442 16.062039 10.512423 12.802022 18.844170 26.974754 14.792077
   Ven 22, 20 No. of Units  2,136,007 2,858,335 3,212,329 3,854,614 4,119,428 4,431,773 5,556,099 6,624,074 3,694,429 3,809,919
   Ven 24 No. of Units         57,621    81,042    91,399   108,039   124,815   121,855   142,852   163,214    32,991        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.629649 14.024570 12.942439 10.863371  7.124165  8.693187 12.500000        --        --        --
   Value at End of Year     19.106381 17.629649 14.024570 12.942439 10.863371  7.124165  8.693187        --        --        --
   No. of Units                 6,938     7,759    15,170    14,126    11,664    27,216    14,996        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05   12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- ---------- --------- --------- --------- --------- --------- --------- ---------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   13.667782 10.889133  10.063969  8.460002  5.556362  6.790288 10.030446        --        --        --
   Value at End of Year     14.790338 13.667782  10.889133 10.063969  8.460002  5.556362  6.790288        --        --        --
   No. of Units               104,717   111,456     70,975    78,817    57,627    73,516    35,068        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   26.222995 20.819100  19.174442 16.062039 10.512423 12.802022 18.844170 26.974754 14.792077 13.410016
   Value at End of Year     28.476730 26.222995  20.819100 19.174442 16.062039 10.512423 12.802022 18.844170 26.974754 14.792077
   Ven 7, 8 No. of Units      436,893   516,998    592,177   720,523   901,956   971,225 1,223,014 1,699,495 1,646,930 2,292,631
   Ven 9 No. of Units         133,966   159,245    183,867   250,280   279,919   327,294   429,139   582,581   665,833   605,535

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   26.222995 20.819100  19.174442 16.062039 10.512423 12.802022 18.844170 26.974754 14.792077 13.410016
   Value at End of Year     28.476730 26.222995  20.819100 19.174442 16.062039 10.512423 12.802022 18.844170 26.974754 14.792077
   No. of Units                45,577    49,338     50,069    50,847    44,025    52,555    79,471   107,386   111,479   114,167

INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   14.133263 12.500000         --        --        --        --        --        --        --        --
   Value at End of Year     15.278248 14.133263         --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   233,718    90,118         --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    28,395    11,494         --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   23.162256 18.169409  16.702962 13.955892  9.792779 12.500000        --        --        --        --
   Value at End of Year     24.975865 23.162256  18.169409 16.702962 13.955892  9.792779        --        --        --        --
   Ven 22, 20 No. of Units  1,943,475 2,167,099  2,256,168 1,700,324 1,148,752   327,703        --        --        --        --
   Ven 24 No. of Units        400,334   409,176    405,505   307,005   208,885    56,165        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   22.948700 18.037802  16.615070 13.910309  9.780303 12.500000        --        --        --        --
   Value at End of Year     24.695889 22.948700  18.037802 16.615070 13.910309  9.780303        --        --        --        --
   No. of Units                86,866    85,508     95,980    82,027    57,785    15,357        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   14.100494 12.500000         --        --        --        --        --        --        --        --
   Value at End of Year     15.189296 14.100494         --        --        --        --        --        --        --        --
   No. of Units                16,482    10,629         --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   22.789826 17.939725  16.549456 13.876213  9.770965 12.500000        --        --        --        --
   Value at End of Year     24.487969 22.789826  17.939725 16.549456 13.876213  9.770965        --        --        --        --
   No. of Units               218,756   238,496    224,574   165,748   122,136    40,129        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   14.114523 12.500000         --        --        --        --        --        --        --        --
   Value at End of Year     15.227344 14.114523         --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   139,267    50,840         --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     6,644     2,094         --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   22.842673 12.500000         --        --        --        --        --        --        --        --
   Value at End of Year     24.557093 22.842673         --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     6,226       126         --        --        --        --        --        --        --        --

INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 5-01-1999)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.699720 15.921898  14.606124 12.186877  8.531381 10.529997 11.862293 12.860110 12.500000        --
   Value at End of Year     21.973763 17.699720  15.921898 14.606124 12.186877  8.531381 10.529997 11.862293 12.860110        --
   Ven 22, 20 No. of Units  6,793,308 9,460,500 11,443,905 6,019,390 5,660,590 4,976,529 3,705,188 2,392,567 1,141,789        --
   Ven 24 No. of Units        173,479   253,166    277,116   152,159   141,215   134,249   118,613   106,685    29,546        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   21.284163 16.688632  15.340055 12.824929  8.995998 11.125714 12.500000        --        --        --
   Value at End of Year     22.939898 21.284163  16.688632 15.340055 12.824929  8.995998 11.125714        --        --        --
   No. of Units                43,824    51,475     52,740    39,528    40,172    31,634    12,478        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   19.934114 15.653467  14.410076 12.065552  8.476026 10.498425 11.868508        --        --        --
   Value at End of Year     21.452462 19.934114  15.653467 14.410076 12.065552  8.476026 10.498425        --        --        --
   No. of Units               233,542   248,095    249,794   179,529   160,669   169,982    61,427        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   20.346806 15.921898 14.606124 12.186877  8.531381 10.529997 11.862293 12.860110 12.500000        --
   Value at End of Year     21.973763 20.346806 15.921898 14.606124 12.186877  8.531381 10.529997 11.862293 12.860110        --
   Ven 7, 8 No. of Units    1,312,662 1,649,747 1,942,571   818,877   777,825   641,815   322,313   313,577   254,248        --
   Ven 9 No. of Units         365,047   433,872   502,090    90,708    86,610    51,807    35,446    26,032    17,704        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   20.346806 15.921898 14.606124 12.186877  8.531381 10.529997 11.862293 12.860110 12.500000        --
   Value at End of Year     21.973763 20.346806 15.921898 14.606124 12.186877  8.531381 10.529997 11.862293 12.860110        --
   No. of Units               101,488   128,372   128,242    65,351    53,822    42,061    26,240    28,567    17,620        --

INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.020306 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     13.632544 13.020306        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                 1,085,665   617,566        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    84,008    38,310        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   14.943667 14.661107 14.572100 14.121535 13.354011 12.500000        --        --        --        --
   Value at End of Year     15.607077 14.943667 14.661107 14.572100 14.121535 13.354011        --        --        --        --
   Ven 22, 20 No. of Units  1,368,134 1,534,794 1,084,887   576,334   550,260   210,622        --        --        --        --
   Ven 24 No. of Units        427,661   434,318   265,303   133,222   125,177    36,633        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   14.805861 14.554897 14.495417 14.075410 13.337047 12.500000        --        --        --        --
   Value at End of Year     15.432100 14.805861 14.554897 14.495417 14.075410 13.337047        --        --        --        --
   No. of Units                59,114    65,616    70,620    45,212    42,161    18,928        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.990125 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     13.553168 12.990125        --        --        --        --        --        --        --        --
   No. of Units                60,509    22,535        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   14.703313 14.475739 14.438164 14.040925 13.324346 12.500000        --        --        --        --
   Value at End of Year     15.302123 14.703313 14.475739 14.438164 14.040925 13.324346        --        --        --        --
   No. of Units               295,179   325,099   310,169   233,080   224,879   127,399        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.003047 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     13.587125 13.003047        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   212,072   123,066        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    78,352    43,220        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   14.737426 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     15.345332 14.737426        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    12,648     8,702        --        --        --        --        --        --        --        --

INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 11-02-1992)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   26.547956 25.993859 25.776081 24.940564 23.566806 21.739025 20.541376 19.039807 19.660365 18.336912
   Value at End of Year     27.801659 26.547956 25.993859 25.776081 24.940564 23.566806 21.739025 20.541376 19.039807 19.660365
   Ven 22, 20 No. of Units  1,786,176 2,114,929 2,785,575 3,452,167 4,487,132 5,802,487 5,973,613 4,946,283 5,067,424 4,131,505
   Ven 24 No. of Units         57,008    79,663    89,022   117,518   146,542   183,549   148,463    75,588    19,293        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   15.835689 15.536130 15.436734 14.966330 14.170286 13.097442 12.500000        --        --        --
   Value at End of Year     16.550214 15.835689 15.536130 15.436734 14.966330 14.170286 13.097442        --        --        --
   No. of Units                16,691    15,774    26,357    41,819    50,093    73,888    28,956        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.521498 16.233223 16.153504 15.684843 14.872861 13.767444 13.054821        --        --        --
   Value at End of Year     17.240954 16.521498 16.233223 16.153504 15.684843 14.872861 13.767444        --        --        --
   No. of Units               240,726   285,181   321,428   370,957   413,892   520,989   262,326        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   26.547956 25.993859 25.776081 24.940564 23.566806 21.739025 20.541376 19.039807 19.660365 18.336912
   Value at End of Year     27.801659 26.547956 25.993859 25.776081 24.940564 23.566806 21.739025 20.541376 19.039807 19.660365
   Ven 7, 8 No. of Units      638,311   796,154   957,925 1,156,201 1,459,392 1,930,284 1,950,923 2,151,545 3,393,014 4,675,153
   Ven 9 No. of Units         133,556   153,274   212,135   281,891   347,276   448,420   461,351   462,664   617,872   564,212

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year   26.547956 25.993859 25.776081 24.940564 23.566806 21.739025 20.541376 19.039807 19.660365 18.336912
   Value at End of Year     27.801659 26.547956 25.993859 25.776081 24.940564 23.566806 21.739025 20.541376 19.039807 19.660365
   No. of Units               105,657   114,695   131,695   149,223   192,791   238,667   233,672   249,281   345,876   440,010

Ven 1 Contracts with no Optional Riders
   Value at Start of Year   30.983147 30.303725 30.017391 29.012843 27.385094 25.233827 23.817687 22.052785 22.746879 21.192677
   Value at End of Year     32.481657 30.983147 30.303725 30.017391 29.012843 27.385094 25.233827 23.817687 22.052785 22.746879
   No. of Units                   461       572       573     1,301     1,304     1,421     1,973     2,161     4,129     7,009

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        -- 13.055022 12.490048 10.113484 12.500000        --        --        --        --
   Value at End of Year            --        -- 12.870885 13.055022 12.490048 10.113484        --        --        --        --
   Ven 22, 20 No. of Units         --        -- 1,184,972 1,276,080 1,121,818   439,093        --        --        --        --
   Ven 24 No. of Units             --        --   322,512   315,848   233,752    48,413        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        -- 12.986307 12.449252 10.100613 12.500000        --        --        --        --
   Value at End of Year            --        -- 12.777630 12.986307 12.449252 10.100613        --        --        --        --
   No. of Units                    --        --   103,359   110,669    80,813    12,822        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        -- 12.935008 12.418740 10.090965 12.500000        --        --        --        --
   Value at End of Year            --        -- 12.708135 12.935008 12.418740 10.090965        --        --        --        --
   No. of Units                    --        --   214,438   236,349   165,759    54,024        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          --        -- 13.055022        --        --        --        --        --        --        --
   Value at End of Year            --        -- 12.870885        --        --        --        --        --        --        --
   Ven 9 No. of Units              --        --       543        --        --        --        --        --        --        --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES I SHARES (units first credited 8-03-1989)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        -- 19.205427 18.343918 14.843099 19.506566 24.071737 28.465074 23.040505 19.614359
   Value at End of Year            --        -- 18.985398 19.205427 18.343918 14.843099 19.506566 24.071737 28.465074 23.040505
   Ven 22, 20 No. of Units         --        -- 5,602,668 6,725,916 8,049,137 8,962,891 9,692,689 8,200,313 3,997,921 2,239,775
   Ven 24 No. of Units             --        --   212,418   246,444   273,377   296,436   320,843   302,094    87,649        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --  9.713776  9.296665  7.537509  9.925531 12.500000        --        --        --
   Value at End of Year            --        --  9.583354  9.713776  9.296665  7.537509  9.925531        --        --        --
   No. of Units                    --        --    79,770    91,939   125,976   114,988    81,120        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        --  8.594678  8.238003  6.689181  8.821694 10.924721        --        --        --
   Value at End of Year            --        --  8.466611  8.594678  8.238003  6.689181  8.821694        --        --        --
   No. of Units                    --        --   593,756   701,323   774,794   886,369   535,491        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          -- 18.985398 19.205427 18.343918 14.843099 19.506566 24.071737 28.465074 23.040505 19.614359
   Value at End of Year            -- 19.468730 18.985398 19.205427 18.343918 14.843099 19.506566 24.071737 28.465074 23.040505
   Ven 7, 8 No. of Units           --       778 1,642,127 2,047,410 2,384,923 2,877,204 3,405,829 4,207,600 5,070,801 5,994,294
   Ven 9 No. of Units              --        --   311,513   379,886   427,513   483,114   589,352   690,340   671,017   594,195

Ven 3 Contracts with no Optional Riders
   Value at Start of Year          -- 18.985398 19.205427 18.343918 14.843099 19.506566 24.071737 28.465074 23.040505 19.614359
   Value at End of Year            -- 19.468730 18.985398 19.205427 18.343918 14.843099 19.506566 24.071737 28.465074 23.040505
   No. of Units                                   571,352   629,764   717,918   804,704   923,580 1,126,956 1,308,404 1,547,924

LARGE CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   15.528522 13.794359 12.500000        --        --        --        --        --        --        --
   Value at End of Year     15.506102 15.528522 13.794359        --        --        --        --        --        --        --
   Ven 22, 20 No. of Units  7,360,700    28,452    17,162        --        --        --        --        --        --        --
   Ven 24 No. of Units        195,851     6,055     3,557        --        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   15.477074 13.776099 12.500000        --        --        --        --        --        --        --
   Value at End of Year     15.423681 15.477074 13.776099        --        --        --        --        --        --        --
   No. of Units                78,245     1,606       288        --        --        --        --        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- -------- -------- -------- -------- --------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   15.438588 13.762408 12.500000        --        --       --       --       --       --       --
   Value at End of Year     15.362135 15.438588 13.762408        --        --       --       --       --       --       --
   No. of Units               158,670       620     1,122        --        --       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   15.528522 13.794359 12.500000        --        --       --       --       --       --       --
   Value at End of Year     15.506102 15.528522 13.794359        --        --       --       --       --       --       --
   Ven 9 No. of Units       1,081,784     2,806     2,476        --        --       --       --       --       --       --
   No. of Units             5,299,906    10,748        --        --        --       --       --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   15.528522        --        --        --        --       --       --       --       --       --
   Value at End of Year     15.520500 15.528522        --        --        --       --       --       --       --       --
   No. of Units               485,477       139        --        --        --       --       --       --       --       --

Ven 1 Contracts with no Optional Riders
   Value at Start of Year          --        --        --        --        --       --       --       --       --       --
   Value at End of Year     50.240444        --        --        --        --       --       --       --       --       --
   No. of Units                 4,457        --        --        --        --       --       --       --       --       --

LARGE CAP TRUST - SERIES I SHARES (units first credited 5-01-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   24.551912 21.508419        --        --        --       --       --       --       --       --
   Value at End of Year     30.223544 24.551912        --        --        --       --       --       --       --       --
   Ven 22, 20 No. of Units          3        --        --        --        --       --       --       --       --       --
   Ven 24 No. of Units             --       216        --        --        --       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          --        --        --        --        --       --       --       --       --       --
   Value at End of Year     30.223544        --        --        --        --       --       --       --       --       --
   Ven 7, 8 No. of Units          527        --        --        --        --       --       --       --       --       --
   Ven 9 No. of Units                        --        --        --        --       --       --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year          --        --        --        --        --       --       --       --       --       --
   Value at End of Year     30.223544        --        --        --        --       --       --       --       --       --
   No. of Units                    --        --        --        --        --       --       --       --       --       --

LARGE CAP VALUE TRUST - SERIES II SHARES (units first credited 5-05-2003)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   24.551912 21.508419 18.922673 15.790145 12.500000       --       --       --       --       --
   Value at End of Year     25.221104 24.551912 21.508419 18.922673 15.790145       --       --       --       --       --
   Ven 22, 20 No. of Units  1,377,476 1,870,331 1,512,222   679,722    33,490       --       --       --       --       --
   Ven 24 No. of Units        163,999   191,673    77,550    45,745     9,403       --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   24.373236 21.394511 18.860014 15.769426 12.500000       --       --       --       --       --
   Value at End of Year     24.987242 24.373236 21.394511 18.860014 15.769426       --       --       --       --       --
   No. of Units                90,650    92,517    60,017    16,459     4,491       --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   24.240081 21.309471 18.813146 15.753916 12.500000       --       --       --       --       --
   Value at End of Year     24.813291 24.240081 21.309471 18.813146 15.753916       --       --       --       --       --
   No. of Units               135,983   160,087    70,417    42,355     2,045       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   24.556181 21.508419 18.922673 15.790145 12.500000       --       --       --       --       --
   Value at End of Year     25.273330 24.556181 21.508419 18.922673 15.790145       --       --       --       --       --
   Ven 9 No. of Units          23,086    28,204    25,315    15,322     2,099       --       --       --       --       --
   No. of Units               110,571   156,386   148,352    61,434    15,448       --       --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   24.556181 21.508419 18.922673 15.790145 12.500000       --       --       --       --       --
   Value at End of Year     25.273330 24.556181 21.508419 18.922673 15.790145       --       --       --       --       --
   No. of Units                15,126    21,795    13,006    12,649       885       --       --       --       --       --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY, LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES
II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.068953 12.500000        --        --        --       --       --       --       --       --
   Value at End of Year     14.004879 13.068953        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                   947,159   200,511        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    55,918    15,688        --        --        --       --       --       --       --       --

Venture Prior

                               YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05  12/31/04  12/31/03 12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- --------- --------- --------- --------- --------- --------- --------- --------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    18.886920  16.626757 15.262264 13.336456 10.024515 12.500000        --        --        --        --
   Value at End of Year      20.188686  18.886920 16.626757 15.262264 13.336456 10.024515        --        --        --        --
   Ven 22, 20 No. of Units   3,686,542  4,110,618 4,021,218 3,831,855 2,291,567   284,449        --        --        --        --
   Ven 24 No. of Units       1,349,926  1,511,892 1,639,027 1,526,685 1,018,451    65,066        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    18.712737  16.506305 15.181940 13.292884 10.011744 12.500000        --        --        --        --
   Value at End of Year      19.962306  18.712737 16.506305 15.181940 13.292884 10.011744        --        --        --        --
   No. of Units                308,732    360,601   338,905   318,761   211,457    10,539        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    13.038651  12.500000        --        --        --        --        --        --        --        --
   Value at End of Year      13.923325  13.038651        --        --        --        --        --        --        --        --
   No. of Units                 33,983      5,595        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    18.583189  16.416565 15.121981 13.260309 10.002183 12.500000        --        --        --        --
   Value at End of Year      19.794237  18.583189 16.416565 15.121981 13.260309 10.002183        --        --        --        --
   No. of Units                133,518    120,648   120,610    82,224    66,101    20,954        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    13.051625  12.500000        --        --        --        --        --        --        --        --
   Value at End of Year      13.958214  13.051625        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    249,571     85,590        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     21,684     13,287        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    18.626277  12.500000        --        --        --        --        --        --        --        --
   Value at End of Year      19.850108  18.626277        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      8,165        464        --        --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year           --  12.500000        --        --        --        --        --        --        --        --
   Value at End of Year             --  18.886920        --        --        --        --        --        --        --        --
   No. of Units                     --         71        --        --        --        --        --        --        --        --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY, LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I SHARES (units first credited 1-07-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    18.815307  16.525007 15.146219 13.235054  9.948297 12.723595 14.948006 15.974195 14.134419 13.669625
   Value at End of Year      20.138652  18.815307 16.525007 15.146219 13.235054  9.948297 12.723595 14.948006 15.974195 14.134419
   Ven 22, 20 No. of Units   5,083,833  6,539,711 6,208,180 5,847,817 4,847,924 4,202,222 4,197,285 3,143,870 2,104,602 2,737,231
   Ven 24 No. of Units          46,002     51,225    58,580    76,348    57,594    91,656    83,186    79,695    15,602        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    15.173208  13.352843 12.263158 10.737289  8.086960 10.363738 12.500000        --        --        --
   Value at End of Year      16.207762  15.173208 13.352843 12.263158 10.737289  8.086960 10.363738        --        --        --
   No. of Units                 58,640     67,084    61,773    60,393    31,171    25,861    14,650        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    14.633510  12.897174 11.862395 10.402017  7.846184 10.070301 11.872645        --        --        --
   Value at End of Year      15.607707  14.633510 12.897174 11.862395 10.402017  7.846184 10.070301        --        --        --
   No. of Units                131,410    148,293   197,980   198,807   201,029   186,267   115,430        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    18.815307  16.525007 15.146219 13.235054  9.948297 12.723595 14.948006 15.974195 14.134419 13.669625
   Value at End of Year      20.138652  18.815307 16.525007 15.146219 13.235054  9.948297 12.723595 14.948006 15.974195 14.134419
   Ven 7, 8 No. of Units       314,795    331,050   442,106   435,328   317,546   288,857   254,911   277,955   379,259   735,960
   Ven 9 No. of Units           84,643    101,498   104,003   145,634   158,740   167,352   225,744   253,883   302,518   544,461

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    18.815307  16.525007 15.146219 13.235054  9.948297 12.723595 14.948006 15.974195 14.134419 13.669625
   Value at End of Year      20.138652  18.815307 16.525007 15.146219 13.235054  9.948297 12.723595 14.948006 15.974195 14.134419
   No. of Units                 71,909     70,558    69,074    97,161    95,328    35,542    27,445    26,924    27,239    52,760

LIFESTYLE BALANCED TRUST (FORMERLY, LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.278952  12.500000        --        --        --        --        --        --        --        --
   Value at End of Year      13.948592  13.278952        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                 50,537,617 18,261,108        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                  4,545,842  1,465,042        --        --        --        --        --        --        --        --

Venture Prior




                          YEAR       YEAR       YEAR        YEAR       YEAR      YEAR       YEAR       YEAR       YEAR      YEAR
                         ENDED      ENDED      ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED    ENDED
                        12/31/07   12/31/06   12/31/05    12/31/04   12/31/03  12/31/02   12/31/01   12/31/00   12/31/99  12/31/98
                       ---------- --------- ----------- ---------- ---------- ---------- ---------- ---------- --------- ----------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year              18.140210  16.350534  15.523970  13.881850  11.355046  12.500000         --         --        --         --
   Value at End of
      Year              19.007161  18.140210  16.350534  15.523970  13.881850  11.355046         --         --        --         --
   Ven 22, 20 No. of
      Units            57,803,647 59,035,877 47,067,798 21,274,356  8,795,621  1,673,543         --         --        --         --
   Ven 24 No. of Units  8,827,687  9,095,173  6,789,022  3,138,217  1,464,815    168,815         --         --        --         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year              17.972956  16.232118  15.442298  13.836523  11.340607  12.500000         --         --        --         --
   Value at End of
      Year  18.794077   17.972956  16.232118  15.442298  13.836523  11.340607         --         --        --        --
   No. of Units         2,213,147  2,208,260  1,906,077    929,231    645,649    125,938         --         --        --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of
      Year              13.248170  12.500000         --         --         --         --         --         --        --         --
   Value at End of
      Year              13.867376  13.248170         --         --         --         --         --         --        --         --
   No. of Units         2,334,558    933,271         --         --         --         --         --         --        --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year              17.848505  16.143848  15.381311  13.802621  11.329788  12.500000         --         --        --         --
   Value at End of
      Year              18.635822  17.848505  16.143848  15.381311  13.802621  11.329788         --         --        --         --
   No. of Units         6,640,567  7,069,603  5,596,897  2,818,382  1,308,590    486,764         --         --        --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of
      Year              13.261356  12.500000         --         --         --         --         --         --        --         --
   Value at End of
      Year              13.902130  13.261356         --         --         --         --         --         --        --         --
   Venture 2006 No.
      of Units         18,123,171  6,682,623         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units             2,388,264    805,122         --         --         --         --         --         --        --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of
      Year              17.889904  12.500000         --         --         --         --         --         --        --         --
   Value at End of
      Year              18.688431  17.889904         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units               985,448    279,112         --         --         --         --         --         --        --         --

LIFESTYLE BALANCED TRUST (FORMERLY, LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES (units first credited 1-07-1997)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of
      Year              13.294064  12.500000         --         --         --         --         --         --        --         --
   Value at End of
      Year              13.993814  13.294064         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units                 2,405         --         --         --         --         --         --         --        --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year              21.970231  19.762663  18.749859  16.754333  13.704682  15.433664  16.437657  16.257312 14.664362  14.066417
   Value at End of
      Year              23.064973  21.970231  19.762663  18.749859  16.754333  13.704682  15.433664  16.437657 16.257312  14.664362
   Ven 22, 20 No. of
      Units            16,511,907 18,920,230 18,895,706 17,002,951 15,923,163 14,912,277 13,569,607 11,005,032 9,763,079 12,361,824
   Ven 24 No. of Units    399,663    530,468    554,914    523,625    373,171    358,325    319,579    202,931    94,609         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year              16.228507  14.627009  13.905101  12.450134  10.204305  11.514709  12.500000         --        --         --
   Value at End of
      Year              17.002930  16.228507  14.627009  13.905101  12.450134  10.204305  11.514709         --        --         --
   No. of Units           413,398    417,541    415,147    414,119    366,087    284,306    105,107         --        --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year              16.170504  14.596536  13.896892  12.461505  10.228949  11.559863  12.355297         --        --         --
   Value at End of
      Year              16.916624  16.170504  14.596536  13.896892  12.461505  10.228949  11.559863         --        --         --
   No. of Units         1,398,072  1,576,696  1,725,545  1,782,311  1,654,898  1,326,802    624,359         --        --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year              21.970231  19.762663  18.749859  16.754333  13.704682  15.433664  16.437657  16.257312 14.664362  14.066417
   Value at End of
      Year              23.064973  21.970231  19.762663  18.749859  16.754333  13.704682  15.433664  16.437657 16.257312  14.664362
   Ven 7, 8 No. of
      Units             1,912,280  2,003,185  1,776,372  1,431,606  1,085,084    898,596    783,512    844,419 1,259,501  2,142,169
   Ven 9 No. of Units     559,535    760,335    909,245  1,057,519  1,192,955  1,118,763  1,312,153  1,480,245 1,702,526  2,366,220

Ven 3 Contracts with no Optional Riders
   Value at Start of
      Year              21.970231  19.762663  18.749859  16.754333  13.704682  15.433664  16.437657  16.257312 14.664362  14.066417
   Value at End of
      Year              23.064973  21.970231  19.762663  18.749859  16.754333  13.704682  15.433664  16.437657 16.257312  14.664362
   No. of Units           101,522    101,377     77,229     34,129     30,375     25,497     52,710     39,999    37,840     51,041

LIFESTYLE CONSERVATIVE TRUST (FORMERLY, LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 1-07-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year              21.392472  20.005481  19.718253  18.415805  16.741166  16.689833  16.397834  15.439823 15.025549  13.825120
   Value at End of
      Year              22.228090  21.392472  20.005481  19.718253  18.415805  16.741166  16.689833  16.397834 15.439823  15.025549
   Ven 22, 20 No. of
      Units             2,582,973  2,667,475  2,881,025  2,936,135  2,973,039  3,330,615  2,574,008  2,143,038 2,587,138  2,204,223
   Ven 24 No. of Units     77,210     89,914     93,701     82,793    125,378    140,178     79,993     42,063    22,993         --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR     YEAR      YEAR      YEAR       YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Ven 22, 20 Contracts with GEM
   Value at Start of Year    15.999141  14.991697  14.805955  13.855737 12.620988 12.607483 12.500000        --        --        --
   Value at End of Year      16.590702  15.999141  14.991697  14.805955 13.855737 12.620988 12.607483        --        --        --
   No. of Units                 65,719     80,337     81,992     88,483    87,156    62,973    24,904        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    16.496119  15.480522  15.311609  14.350511 13.091280 13.096907 12.913124        --        --        --
   Value at End of Year      17.080287  16.496119  15.480522  15.311609 14.350511 13.091280 13.096907        --        --        --
   No. of Units                489,170    581,639    608,786    596,827   745,796   908,673   270,099        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    21.392472  20.005481  19.718253  18.415805 16.741166 16.689833 16.397834 15.439823 15.025549 13.825120
   Value at End of Year      22.228090  21.392472  20.005481  19.718253 18.415805 16.741166 16.689833 16.397834 15.439823 15.025549
   Ven 7, 8 No. of Units       243,958    228,391    271,508    302,657   257,081   297,513   263,251   289,380   496,176   569,653
   Ven 9 No. of Units          190,690    176,780    189,845    226,599   241,888   282,985   271,170   303,451   375,763   364,591

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    21.392472  20.005481  19.718253  18.415805 16.741166 16.689833 16.397834 15.439823 15.025549 13.825120
   Value at End of Year      22.228090  21.392472  20.005481  19.718253 18.415805 16.741166 16.689833 16.397834 15.439823 15.025549
   No. of Units                 26,668     30,007     29,998     11,501    12,824     5,847     3,017     3,020     1,718    10,098

LIFESTYLE CONSERVATIVE TRUST (FORMERLY, LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.185233  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.707920  13.185233         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                  2,522,542    645,246         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    200,537     41,530         --         --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    15.896824  14.908806  14.705811  13.744148 12.494725 12.500000        --        --        --        --
   Value at End of Year      16.485524  15.896824  14.908806  14.705811 13.744148 12.494725        --        --        --        --
   Ven 22, 20 No. of Units   4,869,156  4,102,455  3,927,264  2,481,748 1,186,682   231,425        --        --        --        --
   Ven 24 No. of Units         801,710    682,964    675,807    437,942   248,031    54,752        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    15.750237  14.800809  14.628436  13.699260 12.478846 12.500000        --        --        --        --
   Value at End of Year      16.300704  15.750237  14.800809  14.628436 13.699260 12.478846        --        --        --        --
   No. of Units                256,040    277,404    297,849    209,014   131,019    58,509        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    13.154675  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.628120  13.154675         --         --        --        --        --        --        --        --
   No. of Units                345,423    105,570         --         --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    15.641174  14.720320  14.570649  13.665685 12.466950 12.500000        --        --        --        --
   Value at End of Year      16.163444  15.641174  14.720320  14.570649 13.665685 12.466950        --        --        --        --
   No. of Units              1,810,763  1,841,864  1,660,515  1,274,739   876,165   237,071        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    13.167768  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.662274  13.167768         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                  1,029,390    219,305         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     98,894     21,842         --         --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    15.677437  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      16.209057  15.677437         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    133,568      9,946         --         --        --        --        --        --        --        --

LIFESTYLE GROWTH TRUST (FORMERLY, LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.147505  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.939757  13.147505         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                 94,754,801 35,604,528         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                  6,097,539  2,090,157         --         --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    18.426442  16.494795  15.414851  13.641026 10.686894 12.500000        --        --        --        --
   Value at End of Year      19.487753  18.426442  16.494795  15.414851 13.641026 10.686894        --        --        --        --
   Ven 22, 20 No. of Units  74,735,556 78,177,429 57,715,424 25,756,026 9,665,980 1,216,088        --        --        --        --
   Ven 24 No. of Units      10,136,290 10,321,452  7,371,520  3,646,037 1,420,710    49,114        --        --        --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED      ENDED
                         12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99  12/31/98
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- --------- ----------
Ven 22, 20 Contracts with GEM
   Value at Start of
      Year               18.256564  16.375343  15.333760  13.596489  10.673290  12.500000         --         --        --         --
   Value at End of Year  19.269309  18.256564  16.375343  15.333760  13.596489  10.673290         --         --        --         --
   No. of Units          2,267,885  2,414,849  1,871,385    972,125    638,204     78,532         --         --        --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of
      Year               13.117026  12.500000         --         --         --         --         --         --        --         --
   Value at End of Year  13.858590  13.117026         --         --         --         --         --         --        --         --
   No. of Units          2,368,224    662,732         --         --         --         --         --         --        --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year               18.130144  16.286288  15.273191  13.563170  10.663111  12.500000         --         --        --         --
   Value at End of Year  19.107030  18.130144  16.286288  15.273191  13.563170  10.663111         --         --        --         --
   No. of Units          5,089,661  5,410,470  3,920,256  1,911,377    550,860    324,491         --         --        --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of
      Year               13.130087  12.500000         --         --         --         --         --         --        --         --
   Value at End of Year  13.893319  13.130087         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units             36,267,093 13,599,045         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units              3,145,151  1,019,326         --         --         --         --         --         --        --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of
      Year               18.172203  12.500000         --         --         --         --         --         --        --         --
   Value at End of Year  19.160985  18.172203         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units              1,482,302    308,193         --         --         --         --         --         --        --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year               18.426442  16.494795  15.414851         --         --         --         --         --        --         --
   Value at End of Year  19.487753  18.426442  16.494795         --         --         --         --         --        --         --
   Ven 9 No. of Units          710        740        771         --         --         --         --         --        --         --

LIFESTYLE GROWTH TRUST (FORMERLY, LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 1-07-1997)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of
      Year               13.162079         --         --         --         --         --         --         --        --         --
   Value at End of Year  13.991776         --         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units                  2,636         --         --         --         --         --         --         --        --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year               20.824978  18.605825  17.363307  15.366925  12.028869  14.495682  16.162371  16.893101 14.696667  14.033299
   Value at End of Year  22.078655  20.824978  18.605825  17.363307  15.366925  12.028869  14.495682  16.162371 16.893101  14.696667
   Ven 22, 20 No. of
      Units             17,064,368 20,748,233 20,295,083 18,539,843 17,718,205 16,206,028 16,116,622 12,457,035 9,951,689 12,137,735
   Ven 24 No. of Units     329,168    373,285    336,706    359,928    323,804    332,652    311,049    188,795   105,798         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year               15.558010  13.927854  13.023667  11.549376   9.058659  10.938240  12.500000         --        --         --
   Value at End of Year  16.461476  15.558010  13.927854  13.023667  11.549376   9.058659  10.938240         --        --         --
   No. of Units            460,308    420,402    421,096    419,794    391,593    323,431    149,637         --        --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year               15.253653  13.675831  12.807137  11.374440   8.934824  10.804923  12.089786         --        --         --
   Value at End of Year  16.115116  15.253653  13.675831  12.807137  11.374440   8.934824  10.804923         --        --         --
   No. of Units            844,602    943,014    975,569    942,618    916,436    846,312    441,021         --        --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year               20.824978  18.605825  17.363307  15.366925  12.028869  14.495682  16.162371  16.893101 14.696667  14.033299
   Value at End of Year  22.078655  20.824978  18.605825  17.363307  15.366925  12.028869  14.495682  16.162371 16.893101  14.696667
   Ven 7, 8 No. of
      Units              1,604,429  1,792,531  1,687,190  1,526,455  1,268,317  1,103,635    722,508    799,606 1,558,257  2,714,058
   Ven 9 No. of Units      463,348    552,896    611,084    762,279    850,660    929,445  1,106,634  1,268,058 1,484,983  2,556,433

Ven 3 Contracts with no Optional Riders
   Value at Start of
      Year               20.824978  18.605825  17.363307  15.366925  12.028869  14.495682  16.162371  16.893101 14.696667  14.033299
   Value at End of Year  22.078655  20.824978  18.605825  17.363307  15.366925  12.028869  14.495682  16.162371 16.893101  14.696667
   No. of Units            153,380    156,473     40,531     40,613     36,351     23,913     32,099     56,344    54,202    129,721

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of
      Year               13.216007  12.500000         --         --         --         --         --         --        --         --
   Value at End of Year  13.728409  13.216007         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units              9,207,200  2,580,766         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units                872,209    220,356         --         --         --         --         --         --        --         --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED       ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- --------- --------- --------- --------- --------- --------- ---------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    16.885197  15.540460  15.152916 13.839140 11.910967 12.500000        --        --        --        --
   Value at End of Year      17.495830  16.885197  15.540460 15.152916 13.839140 11.910967        --        --        --        --
   Ven 22, 20 No. of Units  12,861,689 13,031,345 11,713,806 6,406,128 2,725,735   613,785        --        --        --        --
   Ven 24 No. of Units       2,507,459  2,485,765  2,110,909 1,004,128   499,426    81,435        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    16.729458  15.427866  15.073168 13.793941 11.895826 12.500000        --        --        --        --
   Value at End of Year      17.299634  16.729458  15.427866 15.073168 13.793941 11.895826        --        --        --        --
   No. of Units                647,580    698,787    678,262   482,523   281,212    30,803        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    13.185374  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      13.648482  13.185374         --        --        --        --        --        --        --        --
   No. of Units                617,199    136,410         --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    16.613664  15.344003  15.013674 13.760160 11.884486 12.500000        --        --        --        --
   Value at End of Year      17.153999  16.613664  15.344003 15.013674 13.760160 11.884486        --        --        --        --
   No. of Units              2,895,958  2,907,797  2,416,959 1,643,348   801,726   214,108        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    13.198496  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      13.682690  13.198496         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units 4,089,257  1,317,391         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units   534,617    165,482         --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    16.652186  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      17.202429  16.652186         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units   434,735    102,114         --        --        --        --        --        --        --        --

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 1-07-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    21.789830  20.011835  19.484176 17.794866 15.315540 16.185243 16.596254 16.142259 15.171965 14.016704
   Value at End of Year      22.622155  21.789830  20.011835 19.484176 17.794866 15.315540 16.185243 16.596254 16.142259 15.171965
   Ven 22, 20 No. of Units   5,055,067  5,458,554  5,673,749 5,447,429 5,704,063 5,392,242 4,575,119 3,960,427 4,068,068 3,981,516
   Ven 24 No. of Units         171,180    154,061    125,204   135,892   109,125    81,844    75,876    55,439    23,104        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    16.032893  14.754041  14.393694 13.172115 11.359546 12.028658 12.500000        --        --        --
   Value at End of Year      16.611887  16.032893  14.754041 14.393694 13.172115 11.359546 12.028658        --        --        --
   No. of Units                 90,030    101,105    110,195    90,504    90,007   115,441    31,369        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year                   16.172717  14.904988  14.562713 13.346846 11.527502 12.224839 12.579492        --        --        --
   Value at End of Year      16.731497  16.172717  14.904988 14.562713 13.346846 11.527502 12.224839        --        --        --
   No. of Units                880,468  1,020,065  1,098,689 1,085,905 1,047,798 1,002,295   424,701        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year                   21.789830  20.011835  19.484176 17.794866 15.315540 16.185243 16.596254 16.142259 15.171965 14.016704
   Value at End of Year      22.622155  21.789830  20.011835 19.484176 17.794866 15.315540 16.185243 16.596254 16.142259 15.171965
   Ven 7, 8 No. of Units       507,871    538,224    636,781   543,923   526,899   474,427   357,247   423,405   783,511   951,771
   Ven 9 No. of Units          247,257    301,859    353,937   437,771   529,356   575,206   699,091   655,340   740,965   863,517

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    21.789830  20.011835  19.484176 17.794866 15.315540 16.185243 16.596254 16.142259 15.171965 14.016704
   Value at End of Year      22.622155  21.789830  20.011835 19.484176 17.794866 15.315540 16.185243 16.596254 16.142259 15.171965
   No. of Units                 67,341     38,049     36,729    18,419    11,750     2,668    16,026    32,301    27,359    25,933

MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006) - SERIES II SHARES (units first credited 5-05-2003)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year           --         --  17.061458 15.160007 12.500000        --        --        --        --        --
   Value at End of Year             --         --  17.815897 17.061458 15.160007        --        --        --        --        --
   Ven 22, 20 No. of Units          --         --    738,636   792,390   126,497        --        --        --        --        --
   Ven 24 No. of Units              --         --     69,163    82,249    48,270        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year           --         --  17.004947 15.140117 12.500000        --        --        --        --        --
   Value at End of Year             --         --  17.721510 17.004947 15.140117        --        --        --        --        --
   No. of Units                     --         --     24,553    25,226    12,499        --        --        --        --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- --------- --------- --------- --------- --------- --------- ---------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year           --         --  16.962682 15.125220 12.500000        --        --        --        --        --
   Value at End of Year             --         --  17.651047 16.962682 15.125220        --        --        --        --        --
   No. of Units                     --         --     30,712    31,043    10,337        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year           --         --  17.061458 15.160007 12.500000        --        --        --        --        --
   Value at End of Year             --         --  17.815897 17.061458 15.160007        --        --        --        --        --
   Ven 9 No. of Units               --         --     16,192    16,602     5,319        --        --        --        --        --
   No. of Units                     --         --     58,308    63,245    74,543        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year           --         --  17.061458 15.160007 12.500000        --        --        --        --        --
   Value at End of Year             --         --  17.815897 17.061458 15.160007        --        --        --        --        --
   No. of Units                     --         --      2,570     2,110        --        --        --        --        --        --

MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    12.708119  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      13.483137  12.708119         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units    73,144     19,590         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units     5,291      2,511         --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    17.994292  16.672804  15.123806 13.262268 10.012615 12.500000        --        --        --        --
   Value at End of Year      19.043762  17.994292  16.672804 15.123806 13.262268 10.012615        --        --        --        --
   Ven 22, 20 No. of Units     648,059    774,328    542,656   553,730   445,990   140,096        --        --        --        --
   Ven 24 No. of Units         161,790    201,859    158,796   149,867    90,131    35,062        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    17.828359  16.552044  15.044224 13.218955  9.999868 12.500000        --        --        --        --
   Value at End of Year      18.830247  17.828359  16.552044 15.044224 13.218955  9.999868        --        --        --        --
   No. of Units                 87,782    116,268    114,072   117,692   100,295     4,403        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    12.699107  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      13.426242  12.699107         --        --        --        --        --        --        --        --
   No. of Units                  8,201      2,424         --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    17.704889  16.462022  14.984785 13.186545  9.990307 12.500000        --        --        --        --
   Value at End of Year      18.671659  17.704889  16.462022 14.984785 13.186545  9.990307        --        --        --        --
   No. of Units                114,372    113,937     83,936    78,335    67,111    26,727        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    12.702970  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      13.450599  12.702970         --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     46,850     30,993         --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      8,436      7,639         --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    17.745959  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      18.724370  17.745959         --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                        920        267         --        --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    17.994292  16.672804  15.123806        --        --        --        --        --        --        --
   Value at End of Year      19.043762  17.994292  16.672804        --        --        --        --        --        --        --
   Ven 9 No. of Units            1,994      2,055      2,117        --        --        --        --        --        --        --

MID CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    19.485956  18.010078  16.303495 14.274668 10.757291 12.858949 13.271787 12.500000        --        --
   Value at End of Year      20.656942  19.485956  18.010078 16.303495 14.274668 10.757291 12.858949 13.271787        --        --
   Ven 22, 20 No. of Units   1,217,645  1,619,071  1,572,792 1,762,965 2,037,286 2,160,083 1,445,166   461,015        --        --
   Ven 24 No. of Units          30,006     33,471     29,772    32,532    35,593    37,352    29,578     7,386        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    17.859239  16.539532  15.002165 13.161635  9.938342 11.903823 12.500000        --        --        --
   Value at End of Year      18.894426  17.859239  16.539532 15.002165 13.161635  9.938342 11.903823        --        --        --
   No. of Units                 12,805     16,454     14,174    14,918    24,778    17,742     6,892        --        --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- --------- --------- --------- --------- --------- --------- ---------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    19.010997  17.632535  16.017501 14.073554 10.642876 12.766859 13.223282        --        --        --
   Value at End of Year      20.082634  19.010997  17.632535 16.017501 14.073554 10.642876 12.766859        --        --        --
   No. of Units                 56,877     53,356     54,648    54,496    56,431    56,880    36,519        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    19.485956  18.010078  16.303495 14.274668 10.757291 12.858949 13.271787 12.500000        --        --
   Value at End of Year      20.656942  19.485956  18.010078 16.303495 14.274668 10.757291 12.858949 13.271787        --        --
   Ven 7, 8 No. of Units       178,723    232,052    264,718   301,020   300,136   282,297   158,504    53,664        --        --
   Ven 9 No. of Units           38,469     42,990     36,644    44,253    46,607    50,525    23,391     8,984        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    19.485956  18.010078  16.303495 14.274668 10.757291 12.858949 13.271787 12.500000        --        --
   Value at End of Year      20.656942  19.485956  18.010078 16.303495 14.274668 10.757291 12.858949 13.271787        --        --
   No. of Units                 11,491     11,422      8,159    15,399    15,949     3,087     3,760     3,025        --        --

MID CAP INTERSECTION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    12.500000         --         --        --        --        --        --        --        --        --
   Value at End of Year      11.530962         --         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units     6,848         --         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units     1,670         --         --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    12.500000         --         --        --        --        --        --        --        --        --
   Value at End of Year      11.511700         --         --        --        --        --        --        --        --        --
   Ven 22, 20 No. of Units      60,812         --         --        --        --        --        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    12.500000         --         --        --        --        --        --        --        --        --
   Value at End of Year      11.503996         --         --        --        --        --        --        --        --        --
   No. of Units                    695         --         --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    12.500000         --         --        --        --        --        --        --        --        --
   Value at End of Year      11.515551         --         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units     6,336         --         --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    12.500000         --         --        --        --        --        --        --        --        --
   Value at End of Year      11.488617         --         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units       617         --         --        --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    12.500000         --         --        --        --        --        --        --        --        --
   Value at End of Year      11.511700         --         --        --        --        --        --        --        --        --
   No. of Units                    243         --         --        --        --        --        --        --        --        --

MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    12.816457  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      15.627655  12.816457         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units   216,592     65,100         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units    21,118      8,153         --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    20.915952  18.719279  16.589409 14.167455 10.119925 12.500000        --        --        --        --
   Value at End of Year      25.439720  20.915952  18.719279 16.589409 14.167455 10.119925        --        --        --        --
   Ven 22, 20 No. of Units   1,534,280  1,681,320  1,697,798 1,230,457   927,286   151,075        --        --        --        --
   Ven 24 No. of Units         460,207    480,630    502,398   348,792   200,488    33,898        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    20.723046  18.583665  16.502089 14.121173 10.107030 12.500000        --        --        --        --
   Value at End of Year      25.154462  20.723046  18.583665 16.502089 14.121173 10.107030        --        --        --        --
   No. of Units                121,231    132,661    121,492    81,679    69,909    12,687        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    12.786728  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      15.536658  12.786728         --        --        --        --        --        --        --        --
   No. of Units                 20,354      2,894         --        --        --        --        --        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR
                              ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED    ENDED
                             12/31/07  12/31/06  12/31/05   12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99 12/31/98
                            --------- --------- ---------- --------- --------- --------- --------- --------- --------- --------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   20.579558 18.482630  16.436929 14.086575 10.097385 12.500000        --        --        --       --
   Value at End of Year     24.942667 20.579558  18.482630 16.436929 14.086575 10.097385        --        --        --       --
   No. of Units               192,518   228,135    216,605   166,957   102,097    47,469        --        --        --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.799463 12.500000         --        --        --        --        --        --        --       --
   Value at End of Year     15.575591 12.799463         --        --        --        --        --        --        --       --
   Venture 2006 No. of
      Units                   116,075    42,972         --        --        --        --        --        --        --       --
   Venture 2006 No. of
      Units                    11,667     3,683         --        --        --        --        --        --        --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   20.627270 12.500000         --        --        --        --        --        --        --       --
   Value at End of Year     25.013074 20.627270         --        --        --        --        --        --        --       --
   Venture 2006 No. of
      Units                     5,225       418         --        --        --        --        --        --        --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   20.915952 18.719279  16.589409        --        --        --        --        --        --       --
   Value at End of Year     25.439720 20.915952  18.719279        --        --        --        --        --        --       --
   Ven 9 No. of Units             827       827        827        --        --        --        --        --        --       --

MID CAP STOCK TRUST - SERIES I SHARES (units first credited 5-01-1999)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.510663 14.745546  13.051238 11.118720  7.922112 10.374890 11.821790 12.483520 12.500000       --
   Value at End of Year     20.117549 16.510663  14.745546 13.051238 11.118720  7.922112 10.374890 11.821790 12.483520       --
   Ven 22, 20 No. of Units  7,360,169 9,811,367 10,843,192 6,516,608 6,572,285 5,566,897 5,516,464 3,230,809 1,137,143       --
   Ven 24 No. of Units        320,664   433,843    490,287   193,333   200,488   202,604   220,863   168,535    60,538       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.773954 15.010610  13.312347 11.363928  8.113009 10.646203 12.500000        --        --       --
   Value at End of Year     20.397327 16.773954  15.010610 13.312347 11.363928  8.113009 10.646203        --        --       --
   No. of Units                69,434    92,136    103,163    74,833    79,291    68,471    29,600        --        --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.695404 14.962688  13.289711 11.361678  8.123564 10.676087 12.208008        --        --       --
   Value at End of Year     20.271224 16.695404  14.962688 13.289711 11.361678  8.123564 10.676087        --        --       --
   No. of Units               401,579   454,466    474,492   302,058   328,635   284,176   160,451        --        --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   16.510663 14.745546  13.051238 11.118720  7.922112 10.374890 11.821790 12.483520 12.500000       --
   Value at End of Year     20.117549 16.510663  14.745546 13.051238 11.118720  7.922112 10.374890 11.821790 12.483520       --
   Ven 7, 8 No. of Units      771,304   863,608  1,005,784   628,579   596,366   412,241   415,187   287,258   148,757       --
   Ven 9 No. of Units         162,973   225,411    271,492   121,334   130,541    79,846    80,043    75,071    38,226       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   16.510663 14.745546  13.051238 11.118720  7.922112 10.374890 11.821790 12.483520 12.500000       --
   Value at End of Year     20.117549 16.510663  14.745546 13.051238 11.118720  7.922112 10.374890 11.821790 12.483520       --
   No. of Units                75,351    87,800     82,248    50,831    36,626    39,384    29,569    14,787     3,151       --

MID VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.552724 13.981733  12.500000        --        --        --        --        --        --       --
   Value at End of Year     16.371534 16.552724  13.981733        --        --        --        --        --        --       --
   Ven 22, 20 No. of Units    357,460   391,887    126,143        --        --        --        --        --        --       --
   Ven 24 No. of Units         25,044    12,016      2,779        --        --        --        --        --        --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.497881 13.963215  12.500000        --        --        --        --        --        --       --
   Value at End of Year     16.284498 16.497881  13.963215        --        --        --        --        --        --       --
   No. of Units                 4,728     2,205      1,027        --        --        --        --        --        --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.456864 13.949349  12.500000        --        --        --        --        --        --       --
   Value at End of Year     16.219528 16.456864  13.949349        --        --        --        --        --        --       --
   No. of Units                15,297    18,426      6,282        --        --        --        --        --        --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   16.552724 13.981733  12.500000        --        --        --        --        --        --       --
   Value at End of Year     16.371534 16.552724  13.981733        --        --        --        --        --        --       --
   Ven 7, 8 No. of Units           --        --      8,384        --        --        --        --        --        --       --
   Ven 9 No. of Units           4,944    15,559        698        --        --        --        --        --        --       --
   No. of Units                47,441    46,217         --        --        --        --        --        --        --       --

Venture Prior

                              YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                             ENDED      ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                            12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99  12/31/98
                           --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year  16.552724 13.981733 12.500000        --         --         --         --         --         --         --
   Value at End of Year    16.371534 16.552724 13.981733        --         --         --         --         --         --         --
   No. of Units                5,156     5,902       334        --         --         --         --         --         --         --

MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year  12.772160 12.500000        --        --         --         --         --         --         --         --
   Value at End of Year    13.174942 12.772160        --        --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                2,055,751   795,970        --        --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                  134,319    41,156        --        --         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year  12.709948 12.365250 12.238349 12.336529  12.462854  12.500000         --         --         --         --
   Value at End of Year    13.077848 12.709948 12.365250 12.238349  12.336529  12.462854         --         --         --         --
   Ven 22, 20 No. of Units 3,598,487 2,681,631 2,301,410 1,923,372  1,909,532    985,880         --         --         --         --
   Ven 24 No. of Units       834,407   658,888   328,203   504,623    344,157    200,546         --         --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year  12.592742 12.275678 12.173947 12.296240  12.447023  12.500000         --         --         --         --
   Value at End of Year    12.931237 12.592742 12.275678 12.173947  12.296240  12.447023         --         --         --         --
   No. of Units              196,252   173,045   241,586   156,741    141,093    156,044         --         --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year  12.742554 12.500000        --        --         --         --         --         --         --         --
   Value at End of Year    13.098229 12.742554        --        --         --         --         --         --         --         --
   No. of Units              145,170    30,165        --        --         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year  12.505535 12.208916 12.125860 12.266109  12.435154  12.500000         --         --         --         --
   Value at End of Year    12.822332 12.505535 12.208916 12.125860  12.266109  12.435154         --         --         --         --
   No. of Units              962,315   674,994   769,100   601,362    644,149    565,393         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year  12.755236 12.500000        --        --         --         --         --         --         --         --
   Value at End of Year    13.131059 12.755236        --        --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                  968,324   163,023        --        --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                   97,392     6,603        --        --         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year  12.534527 12.500000        --        --         --         --         --         --         --         --
   Value at End of Year    12.858525 12.534527        --        --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                   44,212    10,901        --        --         --         --         --         --         --         --

MONEY MARKET TRUST - SERIES I SHARES (units first credited 5-04-1987)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year  17.818894 17.301050 17.089347 17.191998  17.333587  17.373703  17.010114  16.291417  15.794513  15.241915
   Value at End of Year    18.371367 17.818894 17.301050 17.089347  17.191998  17.333587  17.373703  17.010114  16.291417  15.794513
   Ven 22, 20 No. of Units 7,827,050 8,299,826 8,146,439 9,489,404 12,418,668 20,762,216 23,776,122 14,836,532 23,099,969 12,230,132
   Ven 24 No. of Units       257,277   273,693   356,392   378,701    523,099    717,978    923,114    616,943    247,891         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year  12.898931 12.549067 12.420254 12.519949  12.648340  12.703000  12.500000         --         --         --
   Value at End of Year    13.272146 12.898931 12.549067 12.420254  12.519949  12.648340  12.703000         --         --         --
   No. of Units               95,041    79,118    87,841    97,583    150,973    427,606    216,473         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year  13.052854 12.717811 12.606110 12.726413  12.876223  12.951278  12.724933         --         --         --
   Value at End of Year    13.410289 13.052854 12.717811 12.606110  12.726413  12.876223  12.951278         --         --         --
   No. of Units              726,002   664,563   789,047   744,203  1,185,954  2,239,473  1,423,654         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year  17.818894 17.301050 17.089347 17.191998  17.333587  17.373703  17.010114  16.291417  15.794513  15.241915
   Value at End of Year    18.371367 17.818894 17.301050 17.089347  17.191998  17.333587  17.373703  17.010114  16.291417  15.794513
   Ven 7, 8 No. of Units   1,723,630 1,679,318 1,736,637 2,136,230  2,869,078  4,774,115  5,932,529  6,686,369 14,230,836 10,687,093
   Ven 9 No. of Units        420,154   579,654   736,544   755,072    851,188  1,333,295  1,543,723  1,560,602  1,695,532  1,721,494

Ven 3 Contracts with no Optional Riders
   Value at Start of Year  17.818894 17.301050 17.089347 17.191998  17.333587  17.373703  17.010114  16.291417  15.794513  15.241915
   Value at End of Year    18.371367 17.818894 17.301050 17.089347  17.191998  17.333587  17.373703  17.010114  16.291417  15.794513
   No. of Units              161,314   132,214   158,302   189,165    273,447    404,157    501,742    541,669    921,422    878,870

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 1 Contracts with no Optional Riders
   Value at Start of Year   19.668688 19.076452 18.822668 18.915167 19.050311 19.073731 18.654229 17.846774 17.283692 16.660935
   Value at End of Year     20.300608 19.668688 19.076452 18.822668 18.915167 19.050311 19.073731 18.654229 17.846774 17.283692
   No. of Units                 4,028     4,030     4,031     4,032     4,034     4,035     4,044     4,056     4,228     4,497

NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Venture 2006 Contracts with no Optional Benefits

Value at Start of Year      12.342385 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     17.134048 12.342385        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   261,864    60,990        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    12,662     7,082        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   37.865344 31.464940 21.791715 17.815615 12.500000        --        --        --        --        --
   Value at End of Year     52.433757 37.865344 31.464940 21.791715 17.815615        --        --        --        --        --
   Ven 22, 20 No. of Units  1,614,408 1,915,097 2,011,774 1,249,132   108,007        --        --        --        --        --
   Ven 24 No. of Units        143,868   128,722   119,033    86,284    27,084        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   37.589960 31.298451 21.719602 17.792264 12.500000        --        --        --        --        --
   Value at End of Year     51.947846 37.589960 31.298451 21.719602 17.792264        --        --        --        --        --
   No. of Units                34,183    51,790    39,850    16,900     5,192        --        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.313726 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     17.034199 12.313726        --        --        --        --        --        --        --        --
   No. of Units                38,701     6,658        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   37.384678 31.174124 21.665649 17.774754 12.500000        --        --        --        --        --
   Value at End of Year     51.586296 37.384678 31.174124 21.665649 17.774754        --        --        --        --        --
   No. of Units                86,951    86,149    95,896    40,413    10,561        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.325995 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     17.076914 12.325995        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   126,027    65,868        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    13,287     1,476        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   37.452987 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     51.706546 37.452987        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    19,153     1,375        --        --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   37.865344 31.464940 21.791715 17.815615 12.500000        --        --        --        --        --
   Value at End of Year     52.433757 37.865344 31.464940 21.791715 17.815615        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --   256,977   156,826    55,086        --        --        --        --        --
   Ven 9 No. of Units          43,050    43,072    55,708    35,614     8,952        --        --        --        --        --
   No. of Units               236,741   233,152        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   37.865344 31.464940 21.791715 17.815615 12.500000        --        --        --        --        --
   Value at End of Year     52.433757 37.865344 31.464940 21.791715 17.815615        --        --        --        --        --
   No. of Units                12,827    13,026    18,111    10,005    10,886        --        --        --        --        --

OVERSEAS EQUITY TRUST - SERIES II SHARES (units first credited 4-29-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.885617 15.159827 12.500000        --        --        --        --        --        --       --
   Value at End of Year     19.788985 17.885617 15.159827        --        --        --        --        --        --       --
   Ven 22, 20 No. of Units    132,649   152,538    94,595        --        --        --        --        --        --       --
   Ven 24 No. of Units         14,007    14,486     4,363        --        --        --        --        --        --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.826373 15.139769 12.500000        --        --        --        --        --        --       --
   Value at End of Year     19.683833 17.826373 15.139769        --        --        --        --        --        --       --
   No. of Units                 1,030     1,667       668        --        --        --        --        --        --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   17.782063 15.124737 12.500000        --        --        --        --        --        --       --
   Value at End of Year     19.605311 17.782063 15.124737        --        --        --        --        --        --       --
   No. of Units                 4,624     3,794     1,206        --        --        --        --        --        --       --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED     ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   17.885617 15.159827 12.500000        --        --         --         --         --         --        --
   Value at End of Year     19.788985 17.885617 15.159827        --        --         --         --         --         --        --
   Ven 7, 8 No. of Units           --        --    13,563        --        --         --         --         --         --        --
   Ven 9 No. of Units           5,003     4,984       875        --        --         --         --         --         --        --
   No. of Units                29,890    30,477        --        --        --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   17.885617 15.159827 12.500000        --        --         --         --         --         --        --
   Value at End of Year     19.788985 17.885617 15.159827        --        --         --         --         --         --        --
   No. of Units                   153       128     5,531        --        --         --         --         --         --        --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 13.689517  9.659911  12.500000         --         --         --        --
   Value at End of Year            --        --        -- 15.059851 13.689517   9.659911         --         --         --        --
   Ven 22, 20 No. of Units         --        --        --   662,265   463,641    171,918         --         --         --        --
   Ven 24 No. of Units             --        --        --    72,332    38,830      7,480         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --        -- 13.644814  9.647607  12.500000         --         --         --        --
   Value at End of Year            --        --        -- 14.980617 13.644814   9.647607         --         --         --        --
   No. of Units                    --        --        --    16,307    17,040      3,413         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        --        -- 13.611378  9.638389  12.500000         --         --         --        --
   Value at End of Year            --        --        -- 14.921449 13.611378   9.638389         --         --         --        --
   No. of Units                    --        --        --    43,507    31,830     13,229         --         --         --        --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 1-09-1995)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 11.677803  8.233265  10.628366  13.661286  17.044524  12.290162 11.545714
   Value at End of Year            --        --        -- 12.872573 11.677803   8.233265  10.628366  13.661286  17.044524 12.290162
   Ven 22, 20 No. of Units         --        --        -- 7,861,388 9,133,261 10,929,678 13,292,645 14,440,013 10,610,772 8,958,700
   Ven 24 No. of Units             --        --        --   195,461   233,009    247,378    276,663    247,771     50,911        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --        -- 10.608770  7.494505   9.694096  12.500000         --         --        --
   Value at End of Year            --        --        -- 11.670752 10.608770   7.494505   9.694096         --         --        --
   No. of Units                    --        --        --    20,478    18,448     21,984     14,482         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        --        --  9.492621  6.716070   8.700270  11.222510         --         --        --
   Value at End of Year            --        --        -- 10.427174  9.492621   6.716070   8.700270         --         --        --
   No. of Units                    --        --        --   107,898   102,234    108,578     79,174         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          --        --        -- 11.677803  8.233265  10.628366  13.661286  17.044524  12.290162 11.545714
   Value at End of Year            --        --        -- 12.872573 11.677803   8.233265  10.628366  13.661286  17.044524 12.290162
   Ven 7, 8 No. of Units           --        --        -- 1,603,708 1,879,391  2,313,445  2,732,469  4,141,495  4,663,016 4,604,439
   Ven 9 No. of Units              --        --        --   600,238   730,831    931,451  1,172,619  1,468,317  1,468,159 1,517,774

Ven 3 Contracts with no Optional Riders
   Value at Start of Year          --        --        -- 11.677803  8.233265  10.628366  13.661286  17.044524  12.290162 11.545714
   Value at End of Year            --        --        -- 12.872573 11.677803   8.233265  10.628366  13.661286  17.044524 12.290162
   No. of Units                    --        --        --    76,700    83,220    109,607    150,351    189,016    160,536   193,172

PACIFIC RIM TRUST (FORMERLY, PACIFIC RIM EMERGING MARKETS TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.272678 12.500000        --        --        --         --         --         --         --        --
   Value at End of Year     13.204526 12.272678        --        --        --         --         --         --         --        --
   Venture 2006 No. of
      Units                    63,859    24,835        --        --        --         --         --         --         --        --
   Venture 2006 No. of
      Units                     2,006       250        --        --        --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   21.435435 19.596972 15.844454 13.757335  9.928205  12.500000         --         --         --        --
   Value at End of Year     23.005123 21.435435 19.596972 15.844454 13.757335   9.928205         --         --         --        --
   Ven 22, 20 No. of Units    298,706   309,641   392,645   267,792   150,626     33,217         --         --         --        --
   Ven 24 No. of Units         68,170    60,453    81,895    44,535    25,847        484         --         --         --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 22, 20 Contracts with GEM
   Value at Start of Year   21.237781 19.455050 15.761085 13.712408  9.915550 12.500000        --        --        --        --
   Value at End of Year     22.747229 21.237781 19.455050 15.761085 13.712408  9.915550        --        --        --        --
   No. of Units                23,088    21,589    19,646     9,108     9,466       434        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.244203 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     13.127628 12.244203        --        --        --        --        --        --        --        --
   No. of Units                 7,318     2,850        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   21.090748 19.349286 15.698845 13.678796  9.906070 12.500000        --        --        --        --
   Value at End of Year     22.555706 21.090748 19.349286 15.698845 13.678796  9.906070        --        --        --        --
   No. of Units                35,653    38,522    44,577    25,703    28,878     5,834        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.256397 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     13.160522 12.256397        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    23,343     7,357        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     8,966       833        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   21.139640 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     22.619368 21.139640        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     1,788       726        --        --        --        --        --        --        --        --

PACIFIC RIM TRUST (FORMERLY, PACIFIC RIM EMERGING MARKETS TRUST) - SERIES I SHARES (units first credited 10-04-1994)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   13.864839 12.661227 10.209887  8.857201  6.382853  7.400679  9.217819 12.359297  7.695249  8.180904
   Value at End of Year     14.920869 13.864839 12.661227 10.209887  8.857201  6.382853  7.400679  9.217819 12.359297  7.695249
   Ven 22, 20 No. of Units  1,558,848 2,484,333 2,940,483 2,669,971 2,677,606 2,699,563 2,940,999 3,712,710 2,807,202   912,579
   Ven 24 No. of Units         40,344    74,595   112,145    86,988   104,362   102,412   120,548   136,877    49,612        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.512194 16.938917 13.686609 11.897105  8.590662  9.980535 12.500000        --        --        --
   Value at End of Year     19.882184 18.512194 16.938917 13.686609 11.897105  8.590662  9.980535        --        --        --
   No. of Units                 8,858     9,548     9,365     6,413     9,416     5,658     1,346        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.115859 14.768312 11.950609 10.403704  7.523557  8.753934 10.941915        --        --        --
   Value at End of Year     17.282442 16.115859 14.768312 11.950609 10.403704  7.523557  8.753934        --        --        --
   No. of Units                23,551    31,409    33,999    32,808    19,347    15,150     3,470        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   13.864839 12.661227 10.209887  8.857201  6.382853  7.400679  9.217819 12.359297  7.695249  8.180904
   Value at End of Year     14.920869 13.864839 12.661227 10.209887  8.857201  6.382853  7.400679  9.217819 12.359297  7.695249
   Ven 7, 8 No. of Units      229,238   255,815   326,199   285,838   328,297   343,351   382,346   500,439   837,074   291,085
   Ven 9 No. of Units          75,158   107,399   124,649   142,943   142,089   142,971   169,570   236,607   314,807   137,389

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   13.864839 12.661227 10.209887  8.857201  6.382853  7.400679  9.217819 12.359297  7.695249  8.180904
   Value at End of Year     14.920869 13.864839 12.661227 10.209887  8.857201  6.382853  7.400679  9.217819 12.359297  7.695249
   No. of Units                21,311    22,955    27,807    22,978    25,751    22,460    40,793    55,507    76,285     9,793

PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-03-2004)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   14.914201 14.491842 13.871539 12.500000        --        --        --        --        --        --
   Value at End of Year     15.882470 14.914201 14.491842 13.871539        --        --        --        --        --        --
   Ven 22, 20 No. of Units    589,526   752,355   971,796   442,696        --        --        --        --        --        --
   Ven 24 No. of Units         49,819   100,462   116,431    51,424        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   14.835136 14.443799 13.853157 12.500000        --        --        --        --        --        --
   Value at End of Year     15.766545 14.835136 14.443799 13.853157        --        --        --        --        --        --
   No. of Units                15,513    19,670     8,198        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   14.776121 14.407891 13.839396 12.500000        --        --        --        --        --        --
   Value at End of Year     15.680159 14.776121 14.407891 13.839396        --        --        --        --        --        --
   No. of Units                35,391    24,782    35,252    16,055        --        --        --        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   14.914201 14.491842 13.871539 12.500000        --        --        --        --        --        --
   Value at End of Year     15.882470 14.914201 14.491842 13.871539        --        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --   146,226    52,571        --        --        --        --        --        --
   Ven 9 No. of Units          19,409    25,552    46,938    46,963        --        --        --        --        --        --
   No. of Units                89,701   108,685        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   14.914201 14.491842 13.871539 12.500000        --        --        --        --        --        --
   Value at End of Year     15.882470 14.914201 14.491842 13.871539        --        --        --        --        --        --
   No. of Units                 4,726     8,182    10,981     5,197        --        --        --        --        --        --

QUANTITATIVE ALL CAP TRUST - SERIES II SHARES (units first credited 5-05-2003)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   21.093518 18.614733 17.419898 15.405463 12.500000        --        --        --        --        --
   Value at End of Year     21.541099 21.093518 18.614733 17.419898 15.405463        --        --        --        --        --
   Ven 22, 20 No. of Units     64,223    62,469    73,517    55,309     4,397        --        --        --        --        --
   Ven 24 No. of Units         13,263    14,550    20,093    10,781        28        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --        -- 15.385251 12.500000        --        --        --        --        --
   Value at End of Year     21.341333        --        -- 17.362201 15.385251        --        --        --        --        --
   No. of Units                   487        --        --        --         5        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   20.825556 18.442521 17.319052 15.370112 12.500000        --        --        --        --        --
   Value at End of Year     21.192714 20.825556 18.442521 17.319052 15.370112        --        --        --        --        --
   No. of Units                 2,402     3,176     5,398     1,385        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   21.093518 18.614733 17.419898 15.405463 12.500000        --        --        --        --        --
   Value at End of Year     21.541099 21.093518 18.614733 17.419898 15.405463        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --     6,692     4,003     1,773        --        --        --        --        --
   Ven 9 No. of Units           6,839        --       254       255       395        --        --        --        --        --
   No. of Units                 2,524     7,200        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   21.093518        --        -- 15.405463 12.500000        --        --        --        --        --
   Value at End of Year     21.541099 21.093518        -- 17.419898 15.405463        --        --        --        --        --
   No. of Units                   419       419        --        --        --        --        --        --        --        --

QUANTITATIVE MID CAP TRUST - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.930620 17.519093 15.668018 13.478226  9.881083 12.500000        --        --        --        --
   Value at End of Year     17.292480 17.930620 17.519093 15.668018 13.478226  9.881083        --        --        --        --
   Ven 22, 20 No. of Units    102,071   111,286   154,140   126,713    80,305    25,502        --        --        --        --
   Ven 24 No. of Units          8,890    12,240    22,336    13,437     7,465     1,821        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.765255 17.392206 15.585567 13.434196  9.868494 12.500000        --        --        --        --
   Value at End of Year     17.098566 17.765255 17.392206 15.585567 13.434196  9.868494        --        --        --        --
   No. of Units                 6,267     7,989     4,330     2,244     1,634       717        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   17.642217 17.297617 15.523988 13.401266  9.859063 12.500000        --        --        --        --
   Value at End of Year     16.954554 17.642217 17.297617 15.523988 13.401266  9.859063        --        --        --        --
   No. of Units                18,010    20,051    22,978    28,268    11,928     6,951        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          -- 17.519093        --        --        --        --        --        --        --        --
   Value at End of Year            -- 17.930620        --        --        --        --        --        --        --        --
   No. of Units                    --        69        --        --        --        --        --        --        --        --

QUANTITATIVE MID CAP TRUST - SERIES I SHARES (units first credited 4-30-2001)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   14.114784 13.750375 12.271843 10.528409  7.707109 10.104317 12.500000        --        --        --
   Value at End of Year     13.628574 14.114784 13.750375 12.271843 10.528409  7.707109 10.104317        --        --        --
   Ven 22, 20 No. of Units    216,709   346,040   534,149   500,094   390,065   355,068   213,946        --        --        --
   Ven 24 No. of Units          5,170     6,251     6,960    18,118     6,648     7,734     1,435        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 22, 20 Contracts with GEM
   Value at Start of Year   13.955598 13.622454 12.181935 10.472257  7.681326 10.090711 12.500000        --        --        --
   Value at End of Year     13.447795 13.955598 13.622454 12.181935 10.472257  7.681326 10.090711        --        --        --
   No. of Units                 1,762     3,247     2,639     4,470     8,402     9,059     6,324        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   13.837415 13.527317 12.114956 10.430346  7.662062 10.080533 12.500000        --        --        --
   Value at End of Year     13.313812 13.837415 13.527317 12.114956 10.430346  7.662062 10.080533        --        --        --
   No. of Units                13,446    20,254    24,039    74,344    25,840    30,835     4,604        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   14.114784 13.750375 12.271843 10.528409  7.707109 10.104317 12.500000        --        --        --
   Value at End of Year     13.628574 14.114784 13.750375 12.271843 10.528409  7.707109 10.104317        --        --        --
   Ven 7, 8 No. of Units       24,940    36,763    84,204    95,160    68,864    74,303    23,771        --        --        --
   Ven 9 No. of Units           3,781     6,083    14,714    45,222    11,456    10,725     2,273        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   14.114784 13.750375 12.271843 10.528409  7.707109 10.104317 12.500000        --        --        --
   Value at End of Year     13.628574 14.114784 13.750375 12.271843 10.528409  7.707109 10.104317        --        --        --
   No. of Units                   388       421       645     3,340       412       115       265        --        --        --

QUANTITATIVE VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   18.605364 15.585986 14.524617 12.500000        --        --        --        --        --        --
   Value at End of Year     17.355698 18.605364 15.585986 14.524617        --        --        --        --        --        --
   Ven 22, 20 No. of Units     73,710    83,075    57,388    19,641        --        --        --        --        --        --
   Ven 24 No. of Units          1,170     4,052     1,086     5,114        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.506788 15.534341 14.505374 12.500000        --        --        --        --        --        --
   Value at End of Year     17.229036 18.506788 15.534341 14.505374        --        --        --        --        --        --
   No. of Units                 1,293     2,375       142       142        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   18.433181 15.495717 14.490955 12.500000        --        --        --        --        --        --
   Value at End of Year     17.134628 18.433181 15.495717 14.490955        --        --        --        --        --        --
   No. of Units                 1,987     1,503     1,941       726        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   18.605364 15.585986 14.524617 12.500000        --        --        --        --        --        --
   Value at End of Year     17.355698 18.605364 15.585986 14.524617        --        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --     3,527        69        --        --        --        --        --        --
   Ven 9 No. of Units           2,008     2,008     2,161     1,578        --        --        --        --        --        --
   No. of Units                 8,242     2,573        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   18.605364 15.585986 14.524617 12.500000        --        --        --        --        --        --
   Value at End of Year     17.355698 18.605364 15.585986 14.524617        --        --        --        --        --        --
   No. of Units                 1,102     1,138        --        --        --        --        --        --        --        --

REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   15.685638 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     13.060430 15.685638        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   141,443    62,641        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    12,985     2,008        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   31.551808 23.214970 21.084054 16.226962 11.844201 12.500000        --        --        --        --
   Value at End of Year     26.205181 31.551808 23.214970 21.084054 16.226962 11.844201        --        --        --        --
   Ven 22, 20 No. of Units    792,182   987,817   969,057 1,040,281   745,046   239,162        --        --        --        --
   Ven 24 No. of Units        128,992   140,669   151,333   155,993    83,942    33,209        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   31.260964 23.046838 20.973135 16.173990 11.829146 12.500000        --        --        --        --
   Value at End of Year     25.911418 31.260964 23.046838 20.973135 16.173990 11.829146        --        --        --        --
   No. of Units                29,961    49,570    46,641    51,832    35,170    11,412        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   15.649347 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     12.984400 15.649347        --        --        --        --        --        --        --        --
   No. of Units                23,812    11,912        --        --        --        --        --        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   31.044639 22.921571 20.890350 16.134374 11.817865 12.500000        --        --        --        --
   Value at End of Year     25.693308 31.044639 22.921571 20.890350 16.134374 11.817865        --        --        --        --
   No. of Units               149,193   177,935   184,545   164,568   143,081    81,806        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   15.664877 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     13.016923 15.664877        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    97,687    65,267        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     4,710     2,317        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   31.116602 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     25.765825 31.116602        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    27,039     2,184        --        --        --        --        --        --        --        --

REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 1-01-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   38.246196 28.082810 25.460516 19.555029 14.251467 14.088482 13.852028 11.174188 12.317190 14.949140
   Value at End of Year     31.824540 38.246196 28.082810 25.460516 19.555029 14.251467 14.088482 13.852028 11.174188 12.317190
   Ven 22, 20 No. of Units  1,409,793 2,158,440 2,467,720 3,021,827 3,249,352 3,499,807 2,597,787 1,918,033 1,400,846 1,581,117
   Ven 24 No. of Units         35,644    66,221    64,124    76,166    76,239    84,014    39,195    24,649     6,163        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   34.502449 25.384424 23.060028 17.746854 12.959550 12.837004 12.500000        --        --        --
   Value at End of Year     28.651662 34.502449 25.384424 23.060028 17.746854 12.959550 12.837004        --        --        --
   No. of Units                31,921    40,443    47,141    52,287    51,794    56,750    14,609        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   36.737769 27.069419 24.627525 18.981707 13.882066 13.771429 13.588062        --        --        --
   Value at End of Year     30.461925 36.737769 27.069419 24.627525 18.981707 13.882066 13.771429        --        --        --
   No. of Units               101,928   128,963   137,307   140,916   152,775   130,516    64,489        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   38.246196 28.082810 25.460516 19.555029 14.251467 14.088482 13.852028 11.174188 12.317190 14.949140
   Value at End of Year     31.824540 38.246196 28.082810 25.460516 19.555029 14.251467 14.088482 13.852028 11.174188 12.317190
   Ven 7, 8 No. of Units      275,438   413,963   445,869   556,511   662,714   708,197   443,319   437,758   499,923   788,368
   Ven 9 No. of Units          55,285    91,408   108,497   149,698   179,522   201,089   168,521   244,903   222,156   251,204

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   38.246196 28.082810 25.460516 19.555029 14.251467 14.088482 13.852028 11.174188 12.317190 14.949140
   Value at End of Year     31.824540 38.246196 28.082810 25.460516 19.555029 14.251467 14.088482 13.852028 11.174188 12.317190
   No. of Units                20,327    22,541    29,074    38,556    36,426    43,162    46,555    32,667    22,616    21,304

REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   13.723745 13.889907 13.916239 12.979916 12.500000        --        --        --        --        --
   Value at End of Year     15.033464 13.723745 13.889907 13.916239 12.979916        --        --        --        --        --
   Ven 22, 20 No. of Units  1,660,995 1,929,837 2,383,285 2,285,856   462,402        --        --        --        --        --
   Ven 24 No. of Units        233,508   260,533   344,643   253,165    85,065        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   13.623801 13.816296 13.870123 12.962852 12.500000        --        --        --        --        --
   Value at End of Year     14.894013 13.623801 13.816296 13.870123 12.962852        --        --        --        --        --
   No. of Units                73,752    79,339    84,380    80,862    61,925        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   13.549314 13.761317 13.835619 12.950068 12.500000        --        --        --        --        --
   Value at End of Year     14.790272 13.549314 13.761317 13.835619 12.950068        --        --        --        --        --
   No. of Units               182,542   201,762   295,708   225,233    67,507        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   13.723745 13.889907 13.916239 12.979916 12.500000        --        --        --        --        --
   Value at End of Year     15.033464 13.723745 13.889907 13.916239 12.979916        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --   256,919   271,910   169,052        --        --        --        --        --
   Ven 9 No. of Units          53,732    35,151    54,211    42,216    18,750        --        --        --        --        --
   No. of Units               178,184   198,123        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   13.723745 13.889907 13.916239 12.979916 12.500000        --        --        --        --        --
   Value at End of Year     15.033464 13.723745 13.889907 13.916239 12.979916        --        --        --        --        --
   No. of Units                 8,755     7,753    10,151    13,885     4,989        --        --        --        --        --

Venture Prior

                             YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                            ENDED      ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                           12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                          --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year 12.661329 12.500000         --         --         --         --         --         --         --        --
   Value at End of Year   14.927803 12.661329         --         --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                  68,166    18,086         --         --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   7,090     2,875         --         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year 14.324780 13.785203  13.728514  13.813745   9.310073  12.500000         --         --         --        --
   Value at End of Year   16.846629 14.324780  13.785203  13.728514  13.813745   9.310073         --         --         --        --
   Ven 22, 20 No. of
      Units               1,007,506 1,027,513  1,001,616  1,058,705    842,112    162,821         --         --         --        --
   Ven 24 No. of Units      185,700   189,106    187,671    192,794    130,488      6,103         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year 14.192670 13.685341  13.656245  13.768623   9.298205  12.500000         --         --         --        --
   Value at End of Year   16.657741 14.192670  13.685341  13.656245  13.768623   9.298205         --         --         --        --
   No. of Units              47,723    48,397     44,591     42,493     38,860     10,090         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year 12.631982 12.500000         --         --         --         --         --         --         --        --
   Value at End of Year   14.840901 12.631982         --         --         --         --         --         --         --        --
   No. of Units               5,188        37         --         --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year 14.094385 13.610927  13.602330  13.734908   9.289319  12.500000         --         --         --        --
   Value at End of Year   16.517470 14.094385  13.610927  13.602330  13.734908   9.289319         --         --         --        --
   No. of Units              80,450    77,237     80,587    144,456     74,189     25,846         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year 12.644548 12.500000         --         --         --         --         --         --         --        --
   Value at End of Year   14.878068 12.644548         --         --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                 105,574    11,725         --         --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   7,125        --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year 14.127066 12.500000         --         --         --         --         --         --         --        --
   Value at End of Year   16.564084 14.127066         --         --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   3,140       135         --         --         --         --         --         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year 14.324780 13.785203         --         --         --         --         --         --         --        --
   Value at End of Year   16.846629 14.324780         --         --         --         --         --         --         --        --
   Ven 9 No. of Units           207       212         --         --         --         --         --         --         --        --

SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 1-01-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year  3.831897 12.396555  12.314482  12.380278   8.347636  14.291433  24.672266  37.943261  19.287390 13.647195
   Value at End of Year   15.208117  3.831897  12.396555  12.314482  12.380278   8.347636  14.291433  24.672266  37.943261 19.287390
   Ven 22, 20 No. of
      Units               6,806,107 9,722,171 12,138,118 14,868,449 17,234,479 17,387,772 21,768,697 22,178,178 12,614,955 2,500,038
   Ven 24 No. of Units      246,061   330,252    391,028    445,661    539,494    560,578    682,442    684,286    190,915        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year  5.716112  5.504111   5.478584   5.518916   3.728675   6.396444  12.500000         --         --        --
   Value at End of Year    6.725460  5.716112   5.504111   5.478584   5.518916   3.728675   6.396444         --         --        --
   No. of Units              60,708    95,637     96,482    113,873    142,348    106,581     52,765         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year  4.534603  4.372950   4.359175   4.397877   2.975729   5.112469   8.857329         --         --        --
   Value at End of Year    5.327274  4.534603   4.372950   4.359175   4.397877   2.975729   5.112469         --         --        --
   No. of Units             524,917   614,272    791,932    929,793  1,013,844    846,830    703,831         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year 12.899752 12.396555  12.314482  12.380278   8.347636  14.291433  24.672266  37.943261  19.287390 13.647195
   Value at End of Year   15.208117 12.899752  12.396555  12.314482  12.380278   8.347636  14.291433  24.672266  37.943261 19.287390
   Ven 7, 8 No. of Units    781,786   906,996  1,255,722  1,735,922  2,139,366  2,306,316  3,062,412  4,287,662  4,200,642 1,669,194
   Ven 9 No. of Units       360,545   481,861    594,757    760,249         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year 12.899752 12.396555  12.314482  12.380278   8.347636  14.291433  24.672266  37.943261  19.287390 13.647195
   Value at End of Year   15.208117 12.899752  12.396555  12.314482  12.380278   8.347636  14.291433  24.672266  37.943261 19.287390
   No. of Units              64,672    56,074     69,273     88,611    100,920    113,410    176,760    223,521    157,003    62,324

Venture Prior

                               YEAR      YEAR       YEAR       YEAR       YEAR       YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED      ENDED      ENDED      ENDED      ENDED    ENDED    ENDED    ENDED     ENDED
                             12/31/07  12/31/06   12/31/05   12/31/04   12/31/03   12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- ---------- ---------- ---------- ---------- -------- -------- -------- --------
SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.415769 12.500000         --         --         --         --       --       --       --       --
   Value at End of Year     13.963433 12.415769         --         --         --         --       --       --       --       --
   Venture 2006 No. of
      Units                    91,005    32,696         --         --         --         --       --       --       --       --
   Venture 2006 No. of
      Units                     7,869       233         --         --         --         --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.669995 15.826987  12.500000         --         --         --       --       --       --       --
   Value at End of Year     19.822732 17.669995  15.826987         --         --         --       --       --       --       --
   Ven 22, 20 No. of Units    590,697   529,795    443,927         --         --         --       --       --       --       --
   Ven 24 No. of Units         23,374    20,463      7,636         --         --         --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.611447 15.806048  12.500000         --         --         --       --       --       --       --
   Value at End of Year     19.717369 17.611447  15.806048         --         --         --       --       --       --       --
   No. of Units                10,227    11,121      5,363         --         --         --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.386972 12.500000         --         --         --         --       --       --       --       --
   Value at End of Year     13.882117 12.386972         --         --         --         --       --       --       --       --
   No. of Units                10,595        64         --         --         --         --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   17.567684 15.790370  12.500000         --         --         --       --       --       --       --
   Value at End of Year     19.638727 17.567684  15.790370         --         --         --       --       --       --       --
   No. of Units                26,530    19,352      8,107         --         --         --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.399308 12.500000         --         --         --         --       --       --       --       --
   Value at End of Year     13.916906 12.399308         --         --         --         --       --       --       --       --
   Venture 2006 No. of
      Units                    64,084    41,798         --         --         --         --       --       --       --       --
   Venture 2006 No. of
      Units                     5,892        --         --         --         --         --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   17.582246 12.500000         --         --         --         --       --       --       --       --
   Value at End of Year     19.664892 17.582246         --         --         --         --       --       --       --       --
   Venture 2006 No. of
      Units                     5,417     2,888         --         --         --         --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   17.669995 15.826987  12.500000         --         --         --       --       --       --       --
   Value at End of Year     19.822732 17.669995  15.826987         --         --         --       --       --       --       --
   Ven 7, 8 No. of Units           --        --     41,283         --         --         --       --       --       --       --
   Ven 9 No. of Units          13,984    14,417      8,770         --         --         --       --       --       --       --
   No. of Units                62,063    58,949         --         --         --         --       --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   17.669995 15.826987  12.500000         --         --         --       --       --       --       --
   Value at End of Year     19.822732 17.669995  15.826987         --         --         --       --       --       --       --
   No. of Units                 4,743     6,630        801         --         --         --       --       --       --       --

SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   18.619946 16.090464  15.734175  13.622822   9.505573  12.500000       --       --       --       --
   Value at End of Year     17.928427 18.619946  16.090464  15.734175  13.622822   9.505573       --       --       --       --
   Ven 22, 20 No. of Units    431,514   474,193    506,650    457,470    354,983    102,200       --       --       --       --
   Ven 24 No. of Units         92,401   109,509    128,755    136,174     75,773     23,187       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.448234 15.973913  15.651377  13.578325   9.493452  12.500000       --       --       --       --
   Value at End of Year     17.727384 18.448234  15.973913  15.651377  13.578325   9.493452       --       --       --       --
   No. of Units                19,900    18,077     30,424     35,716     39,338     10,015       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   18.320516 15.887075  15.589586  13.545063   9.484387  12.500000       --       --       --       --
   Value at End of Year     17.578116 18.320516  15.887075  15.589586  13.545063   9.484387       --       --       --       --
   No. of Units                56,686    67,913     57,996     83,685     59,073     23,713       --       --       --       --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- -------- --------
SMALL CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.759628 15.312705 14.946439 12.919107  8.986380 11.605417 11.596178 12.500000       --       --
   Value at End of Year     17.132403 17.759628 15.312705 14.946439 12.919107  8.986380 11.605417 11.596178       --       --
   Ven 22, 20 No. of Units    710,455   987,319 1,174,571 1,386,012 1,835,133 1,417,326 1,136,623   274,497       --       --
   Ven 24 No. of Units         17,468    16,850    17,338    22,914    22,328    41,618    13,892     9,273       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.045980 15.590677 15.248124 13.206315  9.204503 11.910953 12.500000        --       --       --
   Value at End of Year     17.373645 18.045980 15.590677 15.248124 13.206315  9.204503 11.910953        --       --       --
   No. of Units                16,568    22,406    28,106    26,571    21,897    13,651     7,544        --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   17.911002 15.497224 15.179394 13.166570  9.190549 11.910780 11.943325        --       --       --
   Value at End of Year     17.217685 17.911002 15.497224 15.179394 13.166570  9.190549 11.910780        --       --       --
   No. of Units                40,760    43,944    53,035    58,468    61,657    54,023    46,125        --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   17.759628 15.312705 14.946439 12.919107  8.986380 11.605417 11.596178 12.500000       --       --
   Value at End of Year     17.132403 17.759628 15.312705 14.946439 12.919107  8.986380 11.605417 11.596178       --       --
   Ven 7, 8 No. of Units       93,024   123,307   162,358   184,457   223,843   146,269   102,799    20,328       --       --
   Ven 9 No. of Units          14,146    20,506    24,262    41,083    46,093   120,742    31,021     4,925       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   17.759628 15.312705 14.946439 12.919107  8.986380 11.605417 11.596178 12.500000       --       --
   Value at End of Year     17.132403 17.759628 15.312705 14.946439 12.919107  8.986380 11.605417 11.596178       --       --
   No. of Units                 8,053     8,826     9,254     8,875     9,535     3,314     2,762     1,027       --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.258461 12.500000        --        --        --        --        --        --       --       --
   Value at End of Year     11.171801 12.258461        --        --        --        --        --        --       --       --
   Venture 2006 No. of
      Units                    46,082    24,645        --        --        --        --        --        --       --       --
   Venture 2006 No. of
      Units                     5,052       550        --        --        --        --        --        --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   24.711987 22.741820 21.430956 17.320262 12.500000        --        --        --       --       --
   Value at End of Year     22.464783 24.711987 22.741820 21.430956 17.320262        --        --        --       --       --
   Ven 22, 20 No. of Units    521,836   582,027   638,341   419,738    51,352        --        --        --       --       --
   Ven 24 No. of Units        153,353   169,464   167,805    59,686    28,866        --        --        --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   24.532120 22.621373 21.359998 17.297546 12.500000        --        --        --       --       --
   Value at End of Year     22.256435 24.532120 22.621373 21.359998 17.297546        --        --        --       --       --
   No. of Units                36,355    35,599    42,847    11,738     5,409        --        --        --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.230030 12.500000        --        --        --        --        --        --       --       --
   Value at End of Year     11.106699 12.230030        --        --        --        --        --        --       --       --
   No. of Units                 3,211     1,063        --        --        --        --        --        --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   24.398109 22.531494 21.306957 17.280544 12.500000        --        --        --       --       --
   Value at End of Year     22.101471 24.398109 22.531494 21.306957 17.280544        --        --        --       --       --
   No. of Units                47,809    43,599    52,690    19,905       669        --        --        --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.242207 12.500000        --        --        --        --        --        --       --       --
   Value at End of Year     11.134551 12.242207        --        --        --        --        --        --       --       --
   Venture 2006 No. of
      Units                    17,603    13,445        --        --        --        --        --        --       --       --
   Venture 2006 No. of
      Units                       684       636        --        --        --        --        --        --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   24.442703 12.500000        --        --        --        --        --        --       --       --
   Value at End of Year     22.153013 24.442703        --        --        --        --        --        --       --       --
   Venture 2006 No. of
      Units                        85        78        --        --        --        --        --        --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   24.711987 22.741820 21.430956 17.320262 12.500000        --        --        --       --       --
   Value at End of Year     22.464783 24.711987 22.741820 21.430956 17.320262        --        --        --       --       --
   Ven 7, 8 No. of Units           --        --        --    41,815    21,116        --        --        --       --       --
   Ven 9 No. of Units             264       275       286     8,878     1,965        --        --        --       --       --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- -------- -------- -------- -------- --------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year          --        --        -- 17.320262 12.500000       --       --       --       --       --
   Value at End of Year            --        --        -- 21.430956 17.320262       --       --       --       --       --
   No. of Units                    --        --        --       302        --       --       --       --       --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 5-01-2005)

Ven 24, 21, 20 Contracts with no Optional Benefits
   Value at Start of Year   24.803355 22.771450 12.500000        --        --       --       --       --       --       --
   Value at End of Year     22.583442 24.803355 22.771450        --        --       --       --       --       --       --
   Ven 22, 20 No. of Units  1,311,463 1,870,458 2,352,572        --        --       --       --       --       --       --
   Ven 24 No. of Units         36,892    52,375    61,381        --        --       --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   24.622839 22.650853 12.500000        --        --       --       --       --       --       --
   Value at End of Year     22.374008 24.622839 22.650853        --        --       --       --       --       --       --
   No. of Units                 9,630    12,123    16,481        --        --       --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   24.488344 22.560857 12.500000        --        --       --       --       --       --       --
   Value at End of Year     22.218249 24.488344 22.560857        --        --       --       --       --       --       --
   No. of Units                47,695    54,664    69,520        --        --       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   24.803355 22.771450 12.500000        --        --       --       --       --       --       --
   Value at End of Year     22.583442 24.803355 22.771450        --        --       --       --       --       --       --
   Ven 7, 8 No. of Units      125,776   164,170   228,779        --        --       --       --       --       --       --
   Ven 9 No. of Units          32,954    40,064    54,839        --        --       --       --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   24.803355 22.771450 12.500000        --        --       --       --       --       --       --
   Value at End of Year     22.583442 24.803355 22.771450        --        --       --       --       --       --       --
   No. of Units                 7,556    16,253    22,905        --        --       --       --       --       --       --

SMALL CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   15.006832 14.168042 12.500000        --        --       --       --       --       --       --
   Value at End of Year     14.839810 15.006832 14.168042        --        --       --       --       --       --       --
   Ven 22, 20 No. of Units     22,465    28,453    11,583        --        --       --       --       --       --       --
   Ven 24 No. of Units            928     1,006     1,089        --        --       --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   14.957096 14.116533        --        --        --       --       --       --       --       --
   Value at End of Year     14.760897 14.957096        --        --        --       --       --       --       --       --
   No. of Units                    55        55        --        --        --       --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   14.919913 14.135241 12.500000        --        --       --       --       --       --       --
   Value at End of Year     14.701998 14.919913 14.135241        --        --       --       --       --       --       --
   No. of Units                   431       711       429        --        --       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   15.006832 14.168042 12.500000        --        --       --       --       --       --       --
   Value at End of Year     14.839810 15.006832 14.168042        --        --       --       --       --       --       --
   Ven 7, 8 No. of Units           --        --       527        --        --       --       --       --       --       --
   No. of Units                 6,974     1,227        --        --        --       --       --       --       --       --

SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.599148 12.500000        --        --        --       --       --       --       --       --
   Value at End of Year     13.021036 13.599148        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                   112,226    27,797        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    10,585       871        --        --        --       --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.736198 14.257858 12.500000        --        --       --       --       --       --       --
   Value at End of Year     15.984469 16.736198 14.257858        --        --       --       --       --       --       --
   Ven 22, 20 No. of Units  1,448,803 1,409,877   889,555        --        --       --       --       --       --       --
   Ven 24 No. of Units         49,904    28,700    14,218        --        --       --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.680749 14.238985 12.500000        --        --       --       --       --       --       --
   Value at End of Year     15.899490 16.680749 14.238985        --        --       --       --       --       --       --
   No. of Units                38,453    36,478    20,688        --        --       --       --       --       --       --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    13.567625  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      12.945196  13.567625         --         --        --        --        --        --        --        --
   No. of Units                 16,410      3,185         --         --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    16.639285  14.224850  12.500000         --        --        --        --        --        --        --
   Value at End of Year      15.836052  16.639285  14.224850         --        --        --        --        --        --        --
   No. of Units                 50,611     33,045     21,703         --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    13.581121  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      12.977626  13.581121         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     80,851     21,685         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      4,801      2,136         --         --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    16.653108  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      15.857185  16.653108         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      4,396        172         --         --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    16.736198  14.257858  12.500000         --        --        --        --        --        --        --
   Value at End of Year      15.984469  16.736198  14.257858         --        --        --        --        --        --        --
   Ven 7, 8 No. of Units            --         --    101,990         --        --        --        --        --        --        --
   Ven 9 No. of Units           24,600     22,786      6,758         --        --        --        --        --        --        --
   No. of Units                157,980    187,936         --         --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    16.736198  14.257858  12.500000         --        --        --        --        --        --        --
   Value at End of Year      15.984469  16.736198  14.257858         --        --        --        --        --        --        --
   No. of Units                 33,638     34,123     18,779         --        --        --        --        --        --        --

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES II SHARES
(units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year           --         --         --  12.513965  9.088229 12.500000        --        --        --        --
   Value at End of Year             --         --         --  13.206961 12.513965  9.088229        --        --        --        --
   Ven 22, 20 No. of Units          --         --         --    923,738   732,640   199,758        --        --        --        --
   Ven 24 No. of Units              --         --         --    175,142    96,232    18,573        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year           --         --         --  12.473104  9.076656 12.500000        --        --        --        --
   Value at End of Year             --         --         --  13.137468 12.473104  9.076656        --        --        --        --
   No. of Units                     --         --         --     35,098    24,748     2,238        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year           --         --         --  12.442530  9.067980 12.500000        --        --        --        --
   Value at End of Year      13.053166         --         --  13.085579 12.442530  9.067980        --        --        --        --
   No. of Units                    247         --         --     71,596    62,435    19,341        --        --        --        --

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES I SHARES
(units first credited 5-01-1999)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year           --         --         --  12.276306  8.910911 12.138851 12.601917 15.922213 12.500000        --
   Value at End of Year             --         --         --  12.975896 12.276306  8.910911 12.138851 12.601917 15.922213        --
   Ven 22, 20 No. of Units          --         --         --  4,325,397 5,075,580 5,014,141 4,802,319 3,465,687 1,318,189        --
   Ven 24 No. of Units              --         --         --    123,464   145,073   144,646   175,081   123,970    27,582        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year           --         --         --  10.759987  7.825877 10.682160 12.500000        --        --        --
   Value at End of Year             --         --         --  11.350381 10.759987  7.825877 10.682160        --        --        --
   No. of Units                     --         --         --     36,131    44,302    39,878    24,915        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year           --         --         --   9.283714  6.762279  9.244249  9.630818        --        --        --
   Value at End of Year             --         --         --   9.778392  9.283714  6.762279  9.244249        --        --        --
   No. of Units                     --         --         --    161,796   201,228   164,768    90,008        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year           --         --         --  12.276306  8.910911 12.138851 12.601917 15.922213 12.500000        --
   Value at End of Year             --         --         --  12.975896 12.276306  8.910911 12.138851 12.601917 15.922213        --
   Ven 7, 8 No. of Units            --         --         --    407,278   527,084   508,455   435,969   376,983   198,215        --
   Ven 9 No. of Units               --         --         --     87,479   102,804    98,315   210,001    86,977    59,731        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year           --         --         --  12.276306  8.910911 12.138851 12.601917 15.922213 12.500000        --
   Value at End of Year             --         --         --  12.975896 12.276306  8.910911 12.138851 12.601917 15.922213        --
   No. of Units                     --         --         --     32,576    40,259    39,794    17,305    36,268     1,486        --

SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-03-2004)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    16.372683  15.750987  15.069552  12.500000        --        --        --        --        --        --
   Value at End of Year      15.059276  16.372683  15.750987  15.069552        --        --        --        --        --        --
   Ven 22, 20 No. of Units     128,244    211,447    711,441    156,818        --        --        --        --        --        --
   Ven 24 No. of Units           6,746      8,719      9,002      3,424        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    16.285929  15.698807  15.049596  12.500000        --        --        --        --        --        --
   Value at End of Year      14.949372  16.285929  15.698807  15.049596        --        --        --        --        --        --
   No. of Units                    509        493      5,280      5,951        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    16.221154  15.659783  15.034643  12.500000        --        --        --        --        --        --
   Value at End of Year      14.867452  16.221154  15.659783  15.034643        --        --        --        --        --        --
   No. of Units                  1,140      1,759      3,000        431        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    16.372683  15.750987  15.069552  12.500000        --        --        --        --        --        --
   Value at End of Year      15.059276  16.372683  15.750987  15.069552        --        --        --        --        --        --
   Ven 7, 8 No. of Units            --         --     91,974     27,170        --        --        --        --        --        --
   Ven 9 No. of Units            1,770      2,002     13,958        570        --        --        --        --        --        --
   No. of Units                 14,894     23,614         --         --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    16.372683  15.750987  15.069552  12.500000        --        --        --        --        --        --
   Value at End of Year      15.059276  16.372683  15.750987  15.069552        --        --        --        --        --        --
   No. of Units                  1,391      1,392      2,092         --        --        --        --        --        --        --

SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    12.525900  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      12.207613  12.525900         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    139,212     53,536         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     12,788      4,243         --         --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    19.859207  17.480162  16.599933  13.474224 10.230293 12.500000        --        --        --        --
   Value at End of Year      19.305965  19.859207  17.480162  16.599933 13.474224 10.230293        --        --        --        --
   Ven 22, 20 No. of Units   1,446,589  1,752,314  1,876,146  1,948,372 1,446,530   532,477        --        --        --        --
   Ven 24 No. of Units         332,368    377,309    402,190    369,021   239,594    58,245        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    19.676119  17.353586  16.512601  13.430230 10.217263 12.500000        --        --        --        --
   Value at End of Year      19.089548  19.676119  17.353586  16.512601 13.430230 10.217263        --        --        --        --
   No. of Units                 82,022    108,144    138,664    144,771    92,335    23,983        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    12.496850  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      12.136498  12.496850         --         --        --        --        --        --        --        --
   No. of Units                 16,592      5,059         --         --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    19.539902  17.259237  16.447403  13.397323 10.207514 12.500000        --        --        --        --
   Value at End of Year      18.928799  19.539902  17.259237  16.447403 13.397323 10.207514        --        --        --        --
   No. of Units                316,731    349,994    366,916    356,744   307,326   140,797        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    12.509288  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      12.166923  12.509288         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     55,691     35,728         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      4,807      6,354         --         --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    19.585209  12.500000         --          --       --        --        --        --        --        --
   Value at End of Year      18.982240  19.585209         --          --       --        --        --        --        --        --
   Venture 2006 No. of
      Units                      2,106        146         --          --       --        --        --        --        --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    19.859207  17.480162  16.599933         --        --        --        --        --        --        --
   Value at End of Year      19.305965  19.859207  17.480162         --        --        --        --        --        --        --
   Ven 9 No. of Units            1,092      1,092      1,092         --        --        --        --        --        --        --
SMALL COMPANY VALUE TRUST - SERIES I SHARES (units first credited 10-01-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    23.689650  20.813453  19.718987  15.973512 12.118604 13.063929 12.436171 11.904646 11.178700 11.898363
   Value at End of Year      23.079152  23.689650  20.813453  19.718987 15.973512 12.118604 13.063929 12.436171 11.904646 11.178700
   Ven 22, 20 No. of Units   2,879,871  4,102,170  5,175,570  6,627,653 7,037,429 7,442,445 5,073,940 2,585,277 2,675,661 3,080,028
   Ven 24 No. of Units          80,449    105,037    126,730    144,770   153,847   184,978   134,881    81,120    37,963        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    23.219270  20.440914  19.404678  15.750438 11.973240 12.933102 12.500000        --        --        --
   Value at End of Year      22.575431  23.219270  20.440914  19.404678 15.750438 11.973240 12.933102        --        --        --
   No. of Units                 42,713     48,731     59,073     70,066    86,161    72,528    22,495        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    24.914006  21.965690  20.883351  16.976139 12.924339 13.981425 13.356548        --        --        --
   Value at End of Year      24.186662  24.914006  21.965690  20.883351 16.976139 12.924339 13.981425        --        --        --
   No. of Units                152,439    183,259    228,275    246,837   265,650   230,753    83,013        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    23.689650  20.813453  19.718987  15.973512 12.118604 13.063929 12.436171 11.904646 11.178700 11.898363
   Value at End of Year      23.079152  23.689650  20.813453  19.718987 15.973512 12.118604 13.063929 12.436171 11.904646 11.178700
   Ven 7, 8 No. of Units       496,299    629,352    788,614  1,026,510 1,035,166 1,080,029   651,594   451,429   661,046 1,155,153
   Ven 9 No. of Units          123,733    159,904    218,729    314,603   335,127   392,414   399,901   217,381   234,537   257,439

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    23.689650  20.813453  19.718987  15.973512 12.118604 13.063929 12.436171 11.904646 11.178700 11.898363
   Value at End of Year      23.079152  23.689650  20.813453  19.718987 15.973512 12.118604 13.063929 12.436171 11.904646 11.178700
   No. of Units                 37,297     47,755     54,697     77,298    80,615    89,991    46,555    38,350    28,328    33,138

SPECIAL VALUE TRUST (MERGED INTO SMALL CAP VALUE TRUST EFF 11-9-2007) - SERIES II SHARES (units first credited 5-05-2003)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year           --  19.227962  18.516944  15.655498 12.500000        --        --        --        --        --
   Value at End of Year             --  20.969955  19.227962  18.516944 15.655498        --        --        --        --        --
   Ven 22, 20 No. of Units          --    107,081    136,496    141,950    20,888        --        --        --        --        --
   Ven 24 No. of Units              --      8,453      9,028      8,656       654        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year           --  19.126131  18.455633  15.634958 12.500000        --        --        --        --        --
   Value at End of Year             --  20.817332  19.126131  18.455633 15.634958        --        --        --        --        --
   No. of Units                     --      1,034        930        311     3,629        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year           --  19.050101  18.409773  15.619575 12.500000        --        --        --        --        --
   Value at End of Year             --  20.703593  19.050101  18.409773 15.619575        --        --        --        --        --
   No. of Units                     --     14,463     15,551     13,964       338        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year           --  19.227962  18.516944  15.655498 12.500000        --        --        --        --        --
   Value at End of Year             --  20.969955  19.227962  18.516944 15.655498        --        --        --        --        --
   Ven 7, 8 No. of Units            --         --     15,632      9,175        48        --        --        --        --        --
   Ven 9 No. of Units               --      2,971      3,184      6,727       265        --        --        --        --        --
   No. of Units                     --     15,308         --         --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year           --         --  18.516944  15.655498 12.500000        --        --        --        --        --
   Value at End of Year             --         --  19.227962  18.516944 15.655498        --        --        --        --        --
   No. of Units                     --         --        270         56        --        --        --        --        --        --

STRATEGIC BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.303025  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.116070  13.303025         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     65,654     12,290         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      1,751        136         --         --        --        --        --        --        --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    16.228562  15.399769  15.244309  14.530751 13.048941 12.500000        --        --        --        --
   Value at End of Year      15.960334  16.228562  15.399769  15.244309 14.530751 13.048941        --        --        --        --
   Ven 22, 20 No. of Units     972,448  1,157,200  1,204,561    841,722   437,824    76,953        --        --        --        --
   Ven 24 No. of Units         305,759    306,383    301,634    170,157    73,615     9,379        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    16.078915  15.288219  15.164110  14.483320 13.032376 12.500000        --        --        --        --
   Value at End of Year      15.781397  16.078915  15.288219  15.164110 14.483320 13.032376        --        --        --        --
   No. of Units                 87,712     94,599     81,202     57,020    43,256     7,205        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    13.272209  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.039724  13.272209         --         --        --        --        --        --        --        --
   No. of Units                  7,492      2,513         --         --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    15.967600  15.205102  15.104238  14.447843 13.019956 12.500000        --        --        --        --
   Value at End of Year      15.648519  15.967600  15.205102  15.104238 14.447843 13.019956        --        --        --        --
   No. of Units                246,226    268,083    253,637    209,391   182,221    86,329        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    13.285405  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.072394  13.285405         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     40,733     11,126         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      4,714        667         --         --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    16.004585  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      15.692653  16.004585         --         --        --        --        --        --        --        --
   No. of Units                     --         --         --         --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    16.228562  15.399769         --         --        --        --        --        --        --        --
   Value at End of Year      15.960334  16.228562         --         --        --        --        --        --        --        --
   Ven 9 No. of Units              596        611         --         --        --        --        --        --        --        --

STRATEGIC BOND TRUST - SERIES I SHARES (units first credited 2-19-1993)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    21.831559  20.679513  20.419462  19.414151 17.405164 16.199150 15.463354 14.602672 14.486687 14.500997
   Value at End of Year      21.493106  21.831559  20.679513  20.419462 19.414151 17.405164 16.199150 15.463354 14.602672 14.486687
   Ven 22, 20 No. of Units   2,460,775  2,769,430  3,470,122  4,030,892 4,828,044 5,456,736 1,519,001 6,971,616 7,892,807 9,127,218
   Ven 24 No. of Units          50,333     74,426     80,443    132,214   151,800   167,157   111,312    94,269    37,069        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    17.334066  16.452126  16.277674  15.507338 13.930464 12.991163 12.500000        --        --        --
   Value at End of Year      17.031055  17.334066  16.452126  16.277674 15.507338 13.930464 12.991163        --        --        --
   No. of Units                 30,508     42,794     43,704     55,732    30,525    28,190    10,722        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    17.841971  16.959541  16.804828  16.033629 14.424843 13.472399 12.905776        --        --        --
   Value at End of Year      17.503669  17.841971  16.959541  16.804828 16.033629 14.424843 13.472399        --        --        --
   No. of Units                230,888    248,898    260,839    272,635   327,012   396,081   145,817        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    21.831559  20.679513  20.419462  19.414151 17.405164 16.199150 15.463354 14.602672 14.486687 14.500997
   Value at End of Year      21.493106  21.831559  20.679513  20.419462 19.414151 17.405164 16.199150 15.463354 14.602672 14.486687
   Ven 7, 8 No. of Units       857,957    964,244  1,171,444  1,376,175 1,712,442 2,051,726 2,326,591 3,148,304 5,293,492 7,846,300
   Ven 9 No. of Units          335,042    422,588    487,218    643,644   779,734   987,706 1,209,278 1,459,529 1,888,603 2,481,444

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    21.831559  20.679513  20.419462  19.414151 17.405164 16.199150 15.463354 14.602672 14.486687 14.500997
   Value at End of Year      21.493106  21.831559  20.679513  20.419462 19.414151 17.405164 16.199150 15.463354 14.602672 14.486687
   No. of Units                 25,803     27,763     37,089     36,991    46,767    75,280    90,832   139,566   258,604   430,512

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES II SHARES
(units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year           --         --         --  12.966005 10.385269 12.500000        --        --        --        --
   Value at End of Year             --         --         --  13.587529 12.966005 10.385269        --        --        --        --
   Ven 22, 20 No. of Units          --         --         --    384,247   348,820    93,839        --        --        --        --
   Ven 24 No. of Units              --         --         --    135,381   160,733    42,059        --        --        --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Ven 22, 20 Contracts with GEM
   Value at Start of Year           --         --         --  12.923652 10.372037 12.500000        --        --        --        --
   Value at End of Year             --         --         --  13.516016 12.923652 10.372037        --        --        --        --
   No. of Units                     --         --         --     61,273    50,422    10,010        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year           --         --         --  12.891982 10.362137 12.500000        --        --        --        --
   Value at End of Year             --         --         --  13.462604 12.891982 10.362137        --        --        --        --
   No. of Units                     --         --         --     73,095    69,535    19,777        --        --        --        --

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES I SHARES
(units first credited 4-30-2001)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year           --         --         --   9.690358  7.746167 10.916683 12.500000        --        --        --
   Value at End of Year             --         --         --  10.182170  9.690358  7.746167 10.916683        --        --        --
   Ven 22, 20 No. of Units          --         --         --  1,702,814 2,001,578 2,281,765 1,681,746        --        --        --
   Ven 24 No. of Units              --         --         --     15,166    18,904    25,476     8,167        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year           --         --         --   9.638669  7.720252 10.901999 12.500000        --        --        --
   Value at End of Year             --         --         --  10.107563  9.638669  7.720252 10.901999        --        --        --
   No. of Units                     --         --         --     49,569    76,772   125,303    65,856        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year           --         --         --   9.600076  7.700872 10.891002 12.500000        --        --        --
   Value at End of Year             --         --         --  10.051965  9.600076  7.700872 10.891002        --        --        --
   No. of Units                     --         --         --    153,068   162,312   180,474    66,971        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year           --         --         --   9.690358  7.746167 10.916683 12.500000        --        --        --
   Value at End of Year             --         --         --  10.182170  9.690358  7.746167 10.916683        --        --        --
   Ven 7, 8 No. of Units            --         --         --    492,837   608,277   647,858   547,350        --        --        --
   Ven 9 No. of Units               --         --         --      7,919    10,477     9,180    13,707        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year           --         --         --   9.690358  7.746167 10.916683 12.500000        --        --        --
   Value at End of Year             --         --         --  10.182170  9.690358  7.746167 10.916683        --        --        --
   No. of Units                     --         --         --      8,355    16,952     6,670       263        --        --        --

STRATEGIC INCOME TRUST - SERIES II SHARES (units first credited 5-03-2004)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    13.890373  13.561164  13.482843  12.500000        --        --        --        --        --        --
   Value at End of Year      14.454469  13.890373  13.561164  13.482843        --        --        --        --        --        --
   Ven 22, 20 No. of Units     287,936    327,701    277,989    175,332        --        --        --        --        --        --
   Ven 24 No. of Units          13,047     18,709     12,333      5,218        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    13.816753  13.516210  13.464984  12.500000        --        --        --        --        --        --
   Value at End of Year      14.348985  13.816753  13.516210  13.464984        --        --        --        --        --        --
   No. of Units                  1,481      2,095      4,765      5,547        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    13.761789  13.482599  13.451607  12.500000        --        --        --        --        --        --
   Value at End of Year      14.270369  13.761789  13.482599  13.451607        --        --        --        --        --        --
   No. of Units                 41,626     34,796     32,367      8,047        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year           --  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year             --         --         --         --        --        --        --        --        --        --
   No. of Units                     --         --         --         --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    13.890373  13.561164  13.482843  12.500000        --        --        --        --        --        --
   Value at End of Year      14.454469  13.890373  13.561164  13.482843        --        --        --        --        --        --
   Ven 7, 8 No. of Units            --         --     14,242     18,169        --        --        --        --        --        --
   Ven 9 No. of Units            1,864      2,711      2,486         --        --        --        --        --        --        --
   No. of Units                 14,331     15,176         --         --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    13.890373  13.561164  13.482843  12.500000        --        --        --        --        --        --
   Value at End of Year      14.454469  13.890373  13.561164  13.482843        --        --        --        --        --        --
   No. of Units                    888      1,629      1,618         --        --        --        --        --        --        --

Venture Prior

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED    ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                            12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            -------- --------- --------- --------- --------- ---------- ---------- ---------- ---------- ----------
STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 04-27-2007) - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year         -- 12.180102 11.274586 10.173768  8.213230  12.500000         --         --         --         --
   Value at End of Year           -- 13.442129 12.180102 11.274586 10.173768   8.213230         --         --         --         --
   Ven 22, 20 No. of Units        --   364,006   387,884   388,371   365,084    141,456         --         --         --         --
   Ven 24 No. of Units            --    71,997    81,753    84,550   152,186      5,652         --         --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year         -- 12.091863 11.215236 10.140521  8.202760  12.500000         --         --         --         --
   Value at End of Year           -- 13.318144 12.091863 11.215236 10.140521   8.202760         --         --         --         --
   No. of Units                   --    36,825    38,453    44,688    45,611     23,769         --         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year         -- 12.026098 11.170935 10.115663  8.194922  12.500000         --         --         --         --
   Value at End of Year           -- 13.225912 12.026098 11.170935 10.115663   8.194922         --         --         --         --
   No. of Units                   --    23,586    23,747    25,705    31,142      8,850         --         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year         -- 12.180100        --        --        --         --         --         --         --         --
   Value at End of Year           -- 13.442129        --        --        --         --         --         --         --         --
   Ven 9 No. of Units             --       496        --        --        --         --         --         --         --         --

STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 04-27-2007) - SERIES I SHARES (units first credited 6-18-1985)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year         -- 27.304682 25.234563 22.785020 18.361297  30.409247  36.392717  39.416089  31.289551  29.002593
   Value at End of Year           -- 30.199449 27.304682 25.234563 22.785020  18.361297  30.409247  36.392717  39.416089  31.289551
   Ven 22, 20 No. of Units        -- 4,765,178 6,053,185 7,625,937 9,236,387 11,136,302 14,054,105 15,034,496 14,850,708         --
   Ven 24 No. of Units            --    87,779   102,849   126,901   152,186    175,537    189,667    191,971     84,731         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year         --  8.805127  8.153802  7.377080  5.956702   9.885051  12.500000         --         --         --
   Value at End of Year           --  9.719219  8.805127  8.153802  7.377080   5.956702   9.885051         --         --         --
   No. of Units                   --    94,258    95,649   101,502   120,871    132,025     75,021         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year         --  8.826573  8.185893  7.417269  5.998128   9.968780  11.972462         --         --         --
   Value at End of Year           --  9.728336  8.826573  8.185893  7.417269   5.998128   9.968780         --         --         --
   No. of Units                   --   257,972   330,321   406,631   485,381    522,347    376,314         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year         -- 27.304682 25.234563 22.785020 18.361297  30.409247  36.392717  39.416089  31.289551  29.002593
   Value at End of Year           -- 30.199449 27.304682 25.234563 22.785020  18.361297  30.409247  36.392717  39.416089  31.289551
   Ven 7, 8 No. of Units          -- 3,297,170 3,996,865 4,927,840 6,005,859  7,220,307  9,079,549 11,548,940 16,521,415 22,815,540
   Ven 9 No. of Units             --   675,075   841,497 1,032,267 1,206,545  1,392,298  1,796,112  2,277,267  2,642,361  2,769,528

Ven 3 Contracts with no Optional Riders
   Value at Start of Year         -- 27.304682 25.234563 22.785020 18.361297  30.409247  36.392717  39.416089  31.289551  29.002593
   Value at End of Year           -- 30.199449 27.304682 25.234563 22.785020  18.361297  30.409247  36.392717  39.416089  31.289551
   No. of Units                   --   276,067   329,542   385,108   435,002    496,511    636,465    789,564    980,821  1,382,873

Ven 1 Contracts with no Optional Riders
   Value at Start of Year         -- 45.290043 41.811179 37.711536 30.356953  50.221375  60.037547  64.954980  51.507214  47.690851
   Value at End of Year           -- 50.145717 45.290043 41.811179 37.711536  30.356953  50.221375  60.037547  64.954980  51.507214
   No. of Units                   --     4,693     4,699     8,484     8,494      9,041      9,984     10,775     12,707     14,155

STRATEGIC VALUE TRUST (FORMERLY, CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES II SHARES
(units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year         --        -- 14.480704 12.467370  9.825317  12.500000         --         --         --         --
   Value at End of Year           --        -- 14.204329 14.480704 12.467370   9.825317         --         --         --         --
   Ven 22, 20 No. of Units        --        --   281,689   291,241   217,127     58,726         --         --         --         --
   Ven 24 No. of Units            --        --   176,263   144,571    81,978      3,533         --         --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year         --        -- 14.404476 12.426623  9.812793  12.500000         --         --         --         --
   Value at End of Year           --        -- 14.101409 14.404476 12.426623   9.812793         --         --         --         --
   No. of Units                   --        --    24,513    18,916    20,509      7,196         --         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year         --        -- 14.347577 12.396163  9.803416  12.500000         --         --         --         --
   Value at End of Year           --        -- 14.024712 14.347577 12.396163   9.803416         --         --         --         --
   No. of Units                   --        --    67,453    58,996    46,826     34,800         --         --         --         --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04   12/31/03   12/31/02   12/31/01   12/31/00  12/31/99  12/31/98
                            --------- --------- --------- ---------- ---------- ---------- ---------- --------- --------- ---------
STRATEGIC VALUE TRUST (FORMERLY, CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES I SHARES
(units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        -- 11.242049   9.663184  7.609422   10.599650  12.500000        --        --        --
   Value at End of Year            --        -- 11.053417  11.242049  9.663184    7.609422  10.599650        --        --        --
   Ven 22, 20 No. of Units         --        --   995,596  1,293,095 1,458,463   1,428,772  1,256,389        --        --        --
   Ven 24 No. of Units             --        --    24,281     23,181    30,698      37,192    133,443        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        -- 11.159685   9.611628  7.583955   10.585386  12.500000        --        --        --
   Value at End of Year            --        -- 10.950581  11.159685  9.611628    7.583955  10.585386        --        --        --
   No. of Units                    --        --    37,808     52,905    65,537      71,394     47,792        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        -- 11.098309   9.573143  7.564926   10.574706  12.500000        --        --        --
   Value at End of Year            --        -- 10.874078  11.098309  9.573143    7.564926  10.574706        --        --        --
   No. of Units                    --        --    94,595     95,400   111,148     133,443     54,263        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          --        -- 11.242049   9.663184  7.609422   10.599650  12.500000        --        --        --
   Value at End of Year            --        -- 11.053417  11.242049  9.663184    7.609422  10.599650        --        --        --
   Ven 7, 8 No. of Units           --        --    87,397    133,889   174,850     186,855    145,719        --        --        --
   Ven 9 No. of Units              --        --    11,776     30,764    26,960      16,885     18,072        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year          --        -- 11.242049   9.663184  7.609422   10.599650  12.500000        --        --        --
   Value at End of Year            --        -- 11.053417  11.242049  9.663184    7.609422  10.599650        --        --        --
   No. of Units                    --        --     5,435      7,378    15,764       7,185        589        --        --        --

TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.930142 12.500000        --         --         --         --         --        --        --        --
   Value at End of Year     13.839506 12.930142        --         --         --         --         --        --        --        --
   Venture 2006 No. of
      Units                   289,213    97,826        --         --         --         --         --        --        --        --
   Venture 2006 No. of
      Units                    13,778     3,004        --         --         --         --         --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   14.649878 14.364766 14.246371  13.797961  13.342328  12.500000         --        --        --        --
   Value at End of Year     15.640835 14.649878 14.364766  14.246371  13.797961  13.342328         --        --        --        --
   Ven 22, 20 No. of Units  2,480,202 2,749,259 2,856,699  2,851,285  2,591,227    864,791         --        --        --        --
   Ven 24 No. of Units        716,595   814,856   852,979    836,724    772,467    236,863         --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   14.514754 14.260686 14.171394  13.752895  13.325384  12.500000         --        --        --        --
   Value at End of Year     15.465456 14.514754 14.260686  14.171394  13.752895  13.325384         --        --        --        --
   No. of Units               192,640   204,746   183,658    183,071    176,536     67,700         --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.900181 12.500000        --         --         --         --         --        --        --        --
   Value at End of Year     13.758957 12.900181        --         --         --         --         --        --        --        --
   No. of Units                 9,817     3,612        --         --         --         --         --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   14.414224 14.183124 14.115409  13.719187  13.312683  12.500000         --        --        --        --
   Value at End of Year     15.335192 14.414224 14.183124  14.115409  13.719187  13.312683         --        --        --        --
   No. of Units               592,962   656,118   852,235    910,466    961,422    584,424         --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.913014 12.500000        --         --         --         --         --        --        --        --
   Value at End of Year     13.793408 12.913014        --         --         --         --         --        --        --        --
   Venture 2006 No. of
      Units                   125,720    31,098        --         --         --         --         --        --        --        --
   Venture 2006 No. of
      Units                     4,751     4,638        --         --         --         --         --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   14.447658 12.500000        --         --         --         --         --        --        --        --
   Value at End of Year     15.378494 14.447658        --         --         --         --         --        --        --        --
   Venture 2006 No. of
      Units                     2,837        --        --         --         --         --         --        --        --        --

TOTAL RETURN TRUST - SERIES I SHARES (units first credited 5-01-1999)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.100323 16.738625 16.563922  16.004802  15.455104  14.311130  13.404017 12.255674 12.500000        --
   Value at End of Year     18.292909 17.100323 16.738625  16.563922  16.004802  15.455104  14.311130 13.404017 12.255674        --
   Ven 22, 20 No. of Units  5,702,768 7,219,050 8,524,495 10,183,408 12,880,819 16,498,774 11,390,468 4,942,671 2,498,750        --
   Ven 24 No. of Units        324,568   375,350   453,502    523,343    648,851    764,140    509,254   268,256    78,135        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Ven 22, 20 Contracts with GEM
   Value at Start of Year    15.766368  15.463689  15.332850  14.845027 14.363858 13.327266 12.500000        --        --        --
   Value at End of Year      16.832053  15.766368  15.463689  15.332850 14.845027 14.363858 13.327266        --        --        --
   No. of Units                 97,038    124,195    136,043    146,317   165,771   235,757   101,548        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    16.515050  16.222243  16.109056  15.620011 15.136415 14.065149 13.220054        --        --        --
   Value at End of Year      17.604771  16.515050  16.222243  16.109056 15.620011 15.136415 14.065149        --        --        --
   No. of Units                772,851  1,051,023  1,191,675  1,390,261 1,625,590 1,785,674   635,784        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    17.100323  16.738625  16.563922  16.004802 15.455104 14.311130 13.404017 12.255674 12.500000        --
   Value at End of Year      18.292909  17.100323  16.738625  16.563922 16.004802 15.455104 14.311130 13.404017 12.255674        --
   Ven 7, 8 No. of Units       922,607    992,396  1,207,624  1,419,106 1,926,539 2,525,927 4,677,905 1,109,681   965,672        --
   Ven 9 No. of Units          191,545    197,602    243,091    316,806   450,176   579,205   346,488   154,736    96,156        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    17.100323  16.738625  16.563922  16.004802 15.455104 14.311130 13.404017 12.255674 12.500000        --
   Value at End of Year      18.292909  17.100323  16.738625  16.563922 16.004802 15.455104 14.311130 13.404017 12.255674        --
   No. of Units                 58,716     60,994     86,061     84,248   104,470   135,170    33,694     8,750     3,534        --

TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    17.061591  15.032880  14.461277  13.141717 10.226558 12.500000        --        --        --        --
   Value at End of Year      17.661919  17.061591  15.032880  14.461277 13.141717 10.226558        --        --        --        --
   Ven 22, 20 No. of Units     525,072    524,997    479,230    294,133   260,853    66,768        --        --        --        --
   Ven 24 No. of Units          73,858    114,319     91,450     97,242   228,392    20,550        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    16.904231  14.923964  14.385171  13.098782 10.213536 12.500000        --        --        --        --
   Value at End of Year      17.463864  16.904231  14.923964  14.385171 13.098782 10.213536        --        --        --        --
   No. of Units                 12,964     19,273     56,929     49,165    42,013    10,425        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    16.787201  14.842824  14.328371  13.066689 10.203777 12.500000        --        --        --        --
   Value at End of Year      17.316821  16.787201  14.842824  14.328371 13.066689 10.203777        --        --        --        --
   No. of Units                 67,533     60,473     63,864     62,962    45,352    16,300        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    17.045265         --         --         --        --        --        --        --        --        --
   Value at End of Year      17.661919         --         --         --        --        --        --        --        --        --
   No. of Units                  4,559         --         --         --        --        --        --        --        --        --

TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    12.696588  11.167099  10.714200   9.723963  7.554057  9.732630 11.142088 12.500000        --        --
   Value at End of Year      13.167219  12.696588  11.167099  10.714200  9.723963  7.554057  9.732630 11.142088        --        --
   Ven 22, 20 No. of Units     665,016    886,552  1,023,839  1,265,796 1,313,250 1,224,415 1,143,586   391,242        --        --
   Ven 24 No. of Units          32,483     42,370     40,031     40,193    82,944    70,965    24,083    29,052        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    13.592827  11.979243  11.516334  10.472938  8.152164 10.524299 12.500000        --        --        --
   Value at End of Year      14.068366  13.592827  11.979243  11.516334 10.472938  8.152164 10.524299        --        --        --
   No. of Units                  6,714      7,797     49,795     46,683    44,471    43,356     6,935        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    12.783733  11.283059  10.863288   9.893926  7.713002  9.972325 11.456807        --        --        --
   Value at End of Year      13.211024  12.783733  11.283059  10.863288  9.893926  7.713002  9.972325        --        --        --
   No. of Units                 67,979     76,602     98,421    103,516    91,041    99,157   127,551        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    12.696588  11.167099  10.714200   9.723963  7.554057  9.732630 11.142088 12.500000        --        --
   Value at End of Year      13.167219  12.696588  11.167099  10.714200  9.723963  7.554057  9.732630 11.142088        --        --
   Ven 7, 8 No. of Units        57,373     87,759     96,813    131,745   118,593    87,233    82,311    40,604        --        --
   Ven 9 No. of Units           11,588     23,502     23,055     30,185    36,515    34,031    21,652     9,057        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    12.696588  11.167099  19.205427   9.723963  7.554057  9.732630 11.142088 12.500000        --        --
   Value at End of Year      13.167219  12.696588  11.167099  19.205427  9.723963  7.554057  9.732630 11.142088        --        --
   No. of Units                  3,558     43,280     43,446     56,451    56,751     7,039     3,775     5,153        --        --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
U.S. CORE TRUST (FORMERLY, GROWTH & INCOME TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year              14.579318  13.564583  13.506868  12.855881  10.313304  12.500000         --         --         --         --
   Value at End of
      Year              14.518149  14.579318  13.564583  13.506868  12.855881  10.313304         --         --         --         --
   Ven 22, 20 No. of
      Units             1,008,394  1,188,527  1,260,755  1,402,787  1,157,356    375,413         --         --         --         --
   Ven 24 No. of Units    265,481    302,166    319,240    346,789    275,513     69,557         --         --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year              14.444831  13.466290  13.435756  12.813869  10.300169  12.500000         --         --         --         --
   Value at End of
      Year              14.355313  14.444831  13.466290  13.435756  12.813869  10.300169         --         --         --         --
   No. of Units            89,832    102,795    123,670    126,219    111,950     43,336         --         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year              14.344791  13.393047  13.382694  12.782466  10.290331  12.500000         --         --         --         --
   Value at End of
      Year              14.234406  14.344791  13.393047  13.382694  12.782466  10.290331         --         --         --         --
   No. of Units           276,808    320,762    382,827    423,871    342,057    157,975         --         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year              14.579318  13.564583  13.506868         --         --         --         --         --         --         --
   Value at End of
      Year              14.518149  14.579318  13.564583         --         --         --         --         --         --         --
   Ven 9 No. of Units         814        821        540         --         --         --         --         --         --         --

U.S. CORE TRUST (FORMERLY, GROWTH & INCOME TRUST) - SERIES I SHARES (units first credited 4-23-1991)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year              32.899218  30.558120  30.370984  28.846586  23.109098  30.971701  35.404552  38.655938  32.976967  26.431239
   Value at End of
      Year              32.850465  32.899218  30.558120  30.370984  28.846586  23.109098  30.971701  35.404552  38.655938  32.976967
   Ven 22, 20 No. of
      Units             7,876,734 10,804,652 14,442,611 18,546,078 22,221,143 25,907,419 32,116,274 34,550,777 33,148,376 25,877,974
   Ven 24 No. of Units    246,890    336,464    409,047    500,404    599,531    659,127    780,042    748,595    306,537         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year              11.255794  10.475698  10.432331   9.928592   7.969731  10.702774  12.500000         --         --         --
   Value at End of
      Year              11.216521  11.255794  10.475698  10.432331   9.928592   7.969731  10.702774         --         --         --
   No. of Units           187,112    213,682    244,204    274,323    267,362    259,860    161,959         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year              10.607934   9.887534   9.861332   9.399287   7.556172  10.162651  11.658205         --         --         --
   Value at End of
      Year              10.554994  10.607934   9.887534   9.861332   9.399287   7.556172  10.162651         --         --         --
   No. of Units           808,067  1,030,490  1,226,520  1,588,659  1,689,907  1,735,841  1,134,259         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year              32.899218  30.558120  30.370984  28.846586  23.109098  30.971701  35.404552  38.655938  32.976967  26.431239
   Value at End of
      Year              32.850465  32.899218  30.558120  30.370984  28.846586  23.109098  30.971701  35.404552  38.655938  32.976967
   Ven 7, 8 No. of
       Units            3,660,572  4,570,352  5,765,877  7,267,903  8,866,162 10,572,731 12,958,144 16,700,731 23,383,310 27,426,054
   Ven 9 No. of Units   1,020,861  1,255,520  1,567,196  1,986,940  2,353,077  2,759,364  3,667,473  4,397,852  5,082,495  4,327,968

Ven 3 Contracts with no Optional Riders
   Value at Start of
      Year              32.899218  30.558120  30.370984  28.846586  23.109098  30.971701  35.404552  38.655938  32.976967  26.431239
   Value at End of
      Year              32.850465  32.899218  30.558120  30.370984  28.846586  23.109098  30.971701  35.404552  38.655938  32.976967
   No. of Units           246,608    295,141    352,698    432,587    494,334    593,185    839,061  1,041,187  1,263,137  1,444,081

U.S. GLOBAL LEADERS GROWTH TRUST - SERIES II SHARES (units first credited 5-03-2004)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year              13.029666  13.018201  13.088477  12.500000         --         --         --         --         --         --
   Value at End of
      Year              13.296338  13.029666  13.018201  13.088477         --         --         --         --         --         --
   Ven 22, 20 No. of
      Units               374,742    417,316    442,074     56,417         --         --         --         --         --         --
   Ven 24 No. of Units    106,517    116,308    129,539      4,596         --         --         --         --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year              12.960615  12.975049  13.071138  12.500000         --         --         --         --         --         --
   Value at End of
      Year              13.199306  12.960615  12.975049  13.071138         --         --         --         --         --         --
   No. of Units            54,326     66,808     66,501         --         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year              12.909050  12.942789  13.058147  12.500000         --         --         --         --         --         --
   Value at End of
      Year              13.126968  12.909050  12.942789  13.058147         --         --         --         --         --         --
   No. of Units            64,991     82,828     91,514      2,222         --         --         --         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year                     --         --         --  12.500000         --         --         --         --         --         --
   Value at End of
      Year                     --         --         --  13.088477         --         --         --         --         --         --
   No. of Units                --         --         --      5,927         --         --         --         --         --         --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year           --         --         --  12.500000        --        --        --        --        --        --
   Value at End of Year             --         --         --  13.088477        --        --        --        --        --        --
   No. of Units                     --         --         --                   --        --        --        --        --        --

U.S. GLOBAL LEADERS GROWTH TRUST - SERIES I SHARES (units first credited 5-01-2005)

Ven 24, 21, 20 Contracts with no Optional Benefits
   Value at Start of Year    10.417828  13.004745  12.500000         --        --        --        --        --        --        --
   Value at End of Year      13.340677  10.417828  13.004745         --        --        --        --        --        --        --
   Ven 22, 20 No. of Units     744,749    934,858  1,110,398         --        --        --        --        --        --        --
   Ven 24 No. of Units           4,951      5,780      9,213         --        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    12.986774  12.961637  12.500000         --        --        --        --        --        --        --
   Value at End of Year      13.243291  12.986774  12.961637         --        --        --        --        --        --        --
   No. of Units                 16,151     24,103     26,930         --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    12.935108  12.929410  12.500000         --        --        --        --        --        --        --
   Value at End of Year      13.170728  12.935108  12.929410         --        --        --        --        --        --        --
   No. of Units                 84,381    101,588    105,888         --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    13.055978  13.004745  12.500000         --        --        --        --        --        --        --
   Value at End of Year      13.340677  13.055978  13.004745         --        --        --        --        --        --        --
   Ven 7, 8 No. of Units       178,105    230,243    302,195         --        --        --        --        --        --        --
   Ven 9 No. of Units            2,371      3,549      6,187         --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    13.055978  13.004745  12.500000         --        --        --        --        --        --        --
   Value at End of Year      13.340677  13.055978  13.004745         --        --        --        --        --        --        --
   No. of Units                    203      5,317      6,355         --        --        --        --        --        --        --

U.S. GOVERNMENT SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.001287  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.228223  13.001287         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     22,961      8,768         --         --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    13.690464  13.324693  13.318387  13.151983 13.128409 12.500000        --        --        --        --
   Value at End of Year      13.894452  13.690464  13.324693  13.318387 13.151983 13.128409        --        --        --        --
   Ven 22, 20 No. of Units     707,094    880,139    948,394  1,025,660 1,110,845   533,053        --        --        --        --
   Ven 24 No. of Units         175,887    167,526    177,205    212,984   197,111    52,169        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    13.564174  13.228138  13.248289  13.109028 13.111730 12.500000        --        --        --        --
   Value at End of Year      13.738630  13.564174  13.228138  13.248289 13.109028 13.111730        --        --        --        --
   No. of Units                 56,946     68,127     77,626     91,031   116,839    36,437        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    12.971151  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.151204  12.971151         --         --        --        --        --        --        --        --
   No. of Units                  6,805      1,802         --         --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    13.470255  13.156206  13.195972  13.076906 13.099241 12.500000        --        --        --        --
   Value at End of Year      13.622951  13.470255  13.156206  13.195972 13.076906 13.099241        --        --        --        --
   No. of Units                465,221    464,919    543,231    542,712   629,036   293,643        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    12.984055  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.184148  12.984055         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     10,879     23,304         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      4,493         --         --         --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    13.548276  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.661396  13.501489         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      3,527         --         --         --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year       13.690464         --         --         --        --        --        --        --        --        --
Value at End of Year         13.894452  13.690464         --         --        --        --        --        --        --        --
No. of Units                    23,278     18,747         --         --        --        --        --        --        --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
U.S. GOVERNMENT SECURITIES TRUST - SERIES I SHARES (units first credited 3-18-1988)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    23.581607  22.908316  22.869318  22.541971 22.470272 21.100300 19.993612 18.286918 18.587049 17.535478
   Value at End of Year      23.984383  23.581607  22.908316  22.869318 22.541971 22.470272 21.100300 19.993612 18.286918 18.587049
   Ven 22, 20 No. of Units   1,709,656  2,103,126  2,751,334  3,606,618 4,793,752 7,292,001 5,593,960 4,231,675 4,754,358 4,070,228
   Ven 24 No. of Units          97,984    113,425    145,201    180,944   257,637   403,618   213,477    93,942    23,761        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    14.501586  14.115667  14.119763  13.945604 13.929083 13.106028 12.500000        --        --        --
   Value at End of Year      14.719645  14.501586  14.115667  14.119763 13.945604 13.929083 13.106028        --        --        --
   No. of Units                 38,059     47,618     74,474     88,698    99,958   138,785    59,729        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    15.242464  14.859046  14.885619  14.724137 14.728774 13.879256 13.197644        --        --        --
   Value at End of Year      15.448353  15.242464  14.859046  14.885619 14.724137 14.728774 13.879256        --        --        --
   No. of Units                398,335    484,527    555,575    684,610   821,504 1,176,776   450,038        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    23.581607  22.908316  22.869318  22.541971 22.470272 21.100300 19.993612 18.286918 18.587049 17.535478
   Value at End of Year      23.984383  23.581607  22.908316  22.869318 22.541971 22.470272 21.100300 19.993612 18.286918 18.587049
   Ven 7, 8 No. of Units       889,595  1,065,069  1,297,081  1,614,429 2,122,109 3,045,706 3,067,509 3,229,697 5,085,359 6,548,985
   Ven 9 No. of Units          385,519    380,618    462,479    561,230   683,123   862,446   702,791   686,671   843,937   990,184

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    23.581607  22.908316  22.869318  22.541971 22.470272 21.100300 19.993612 18.286918 18.587049 17.535478
   Value at End of Year      23.984383  23.581607  22.908316  22.869318 22.541971 22.470272 21.100300 19.993612 18.286918 18.587049
   No. of Units                 66,069     78,999    105,019    126,203   156,966   209,936   216,970   237,376   330,164   428,699

U.S. HIGH YIELD BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    13.903173  12.879916  12.500000         --        --        --        --        --        --        --
   Value at End of Year      14.077390  13.903173  12.879916         --        --        --        --        --        --        --
   Ven 22, 20 No. of Units      25,434     30,290     19,767         --        --        --        --        --        --        --
   Ven 24 No. of Units          11,916      1,122        667         --        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    13.857104  12.862850  12.500000         --        --        --        --        --        --        --
   Value at End of Year      14.002579  13.857104  12.862850         --        --        --        --        --        --        --
   No. of Units                  1,150      2,586        155         --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    13.822640  12.850074  12.500000         --        --        --        --        --        --        --
   Value at End of Year      13.946701  13.822640  12.850074         --        --        --        --        --        --        --
   No. of Units                  2,563     19,313      4,385         --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    13.903173  12.879916  12.500000         --        --        --        --        --        --        --
   Value at End of Year      14.077390  13.903173  12.879916         --        --        --        --        --        --        --
   Ven 7, 8 No. of Units            --         --         63         --        --        --        --        --        --        --
   No. of Units                  3,677        914         --         --        --        --        --        --        --        --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    12.924927  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      12.709903  12.924927         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     75,475     20,149         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      3,419        681         --         --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    16.325528  15.001462  14.388284  13.372967  9.921762 12.500000        --        --        --        --
   Value at End of Year      16.013614  16.325528  15.001462  14.388284 13.372967  9.921762        --        --        --        --
   Ven 22, 20 No. of Units   1,077,333  1,220,700  1,378,444  1,467,955 1,139,159   416,246        --        --        --        --
   Ven 24 No. of Units         235,754    236,363    233,145    244,939   128,788    38,532        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    16.174970  14.892794  14.312562  13.329286  9.909127 12.500000        --        --        --        --
   Value at End of Year      15.834044  16.174970  14.892794  14.312562 13.329286  9.909127        --        --        --        --
   No. of Units                 51,511     64,315     82,397     90,515    77,833    34,295        --        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR
                              ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00  12/31/99  12/31/98
                            --------- --------- ---------- ---------- ---------- ---------- ---------- --------- --------- ---------
Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.894968 12.500000         --         --        --          --         --        --        --        --
   Value at End of Year     12.635879 12.894968         --         --        --          --         --        --        --        --
   No. of Units                 4,896       485         --         --        --          --         --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.062972 14.811805  14.256031  13.296623  9.899663   12.500000         --        --        --        --
   Value at End of Year     15.700711 16.062972  14.811805  14.256031 13.296623    9.899663         --        --        --        --
   No. of Units               187,746   215,208    223,068    234,116   165,759      78,162         --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.907798 12.500000         --         --        --          --         --        --        --        --
   Value at End of Year     12.667559 12.907798         --         --        --          --         --        --        --        --
   Venture 2006 No. of
      Units                    45,219    17,934         --         --        --          --         --        --        --        --
   Venture 2006 No. of
      Units                       607        --         --         --        --          --         --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   16.100219 12.500000         --         --        --          --         --        --        --        --
   Value at End of Year     15.745027 16.100219         --         --        --          --         --        --        --        --
   Venture 2006 No. of
      Units                     1,839     1,012         --         --        --          --         --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   16.325528 15.001462  14.388284         --        --          --         --        --        --        --
   Value at End of Year     16.013614 16.325528  15.001462         --        --          --         --        --        --        --
   Ven 9 No. of Units             407       407        407         --        --          --         --        --        --        --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES I SHARES (units first credited 5-01-1999)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   15.174484 13.905977  13.326315  12.354355   9.140645  12.390130  12.894130 12.721279 12.500000        --
   Value at End of Year     14.911305 15.174484  13.905977  13.326315  12.354355   9.140645  12.390130 12.894130 12.721279        --
   Ven 22, 20 No. of Units  7,069,399 9,783,655 12,551,192 15,352,785 11,816,230 12,616,770 12,398,739 8,985,000 4,369,955        --
   Ven 24 No. of Units        225,964   305,541    376,012    435,154    339,702    377,151    416,599   345,814   110,817        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   13.957702 12.816453  12.306729  11.432026   8.475151  11.511103  12.500000        --        --        --
   Value at End of Year     13.688064 13.957702  12.816453  12.306729  11.432026   8.475151  11.511103        --        --        --
   No. of Units                61,230    69,492     81,755     93,906     70,666    100,976     50,072        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   14.366724 13.211775  12.705323  11.820052   8.775940  11.937561  12.467016        --        --        --
   Value at End of Year     14.067941 14.366724  13.211775  12.705323  11.820052   8.775940  11.937561        --        --        --
   No. of Units               341,730   396,363    462,545    552,942    571,627    520,506    241,495        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   15.174484 13.905977  13.326315  12.354355   9.140645  12.390130  12.894130 12.721279 12.500000        --
   Value at End of Year     14.911305 15.174484  13.905977  13.326315  12.354355   9.140645  12.390130 12.894130 12.721279        --
   Ven 7, 8 No. of Units      532,372   704,824    906,374  1,308,889    869,461    907,289    986,019   908,191   812,997        --
   Ven 9 No. of Units         176,765   217,079    271,066    342,414    192,434    189,588    175,115   154,186   288,137        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   15.174484 13.905977  13.326315  12.354355   9.140645  12.390130  12.894130 12.721279 12.500000        --
   Value at End of Year     14.911305 15.174484  13.905977  13.326315  12.354355   9.140645  12.390130 12.894130 12.721279        --
   No. of Units                49,020    55,484     75,863    122,075     81,126     79,208    109,471    55,957    28,047        --

UTILITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   27.223457 21.110756  18.366353  14.412596  10.886485  12.500000         --        --        --        --
   Value at End of Year     34.118172 27.223457  21.110756  18.366353  14.412596  10.886485         --        --        --        --
   Ven 22, 20 No. of Units    414,891   433,071    420,537    327,327    255,700     55,444         --        --        --        --
   Ven 24 No. of Units         66,225    73,397     65,416     58,295     33,132      1,856         --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   26.972557 20.957916  18.269759  14.365541  10.872646  12.500000         --        --        --        --
   Value at End of Year     33.735876 26.972557  20.957916  18.269759  14.365541  10.872646         --        --        --        --
   No. of Units                26,950    27,798     35,771     33,611     19,803      2,135         --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   26.785841 20.843976  18.197615  14.330345  10.862270  12.500000         --        --        --        --
   Value at End of Year     33.451893 26.785841  20.843976  18.197615  14.330345  10.862270         --        --        --        --
   No. of Units                94,666    97,999     85,040     50,626     25,906      9,361         --        --        --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
UTILITIES TRUST - SERIES I SHARES (units first credited 4-30-2001)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    17.588951  13.615000  11.818383   9.260547  6.980670  9.259344 12.500000        --        --        --
   Value at End of Year      22.095693  17.588951  13.615000  11.818383  9.260547  6.980670  9.259344        --        --        --
   Ven 22, 20 No. of Units   1,106,668  1,385,421  1,588,012  1,411,455 1,155,186   999,664   816,957        --        --        --
   Ven 24 No. of Units          48,941     80,785     56,720     81,660    26,413    14,820    20,684        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    17.390646  13.488355  11.731812   9.211153  6.957324  9.246883 12.500000        --        --        --
   Value at End of Year      21.802733  17.390646  13.488355  11.731812  9.211153  6.957324  9.246883        --        --        --
   No. of Units                 24,492     30,912     45,318     53,409    58,350    69,010    39,029        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    17.243439  13.394183  11.667328   9.174298  6.939875  9.237560 12.500000        --        --        --
   Value at End of Year      21.585626  17.243439  13.394183  11.667328  9.174298  6.939875  9.237560        --        --        --
   No. of Units                129,163    152,846    151,571    149,497   127,263   126,518    82,992        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    17.588951  13.615000  11.818383   9.260547  6.980670  9.259344 12.500000        --        --        --
   Value at End of Year      22.095693  17.588951  13.615000  11.818383  9.260547  6.980670  9.259344        --        --        --
   Ven 7, 8 No. of Units       156,114    161,198    132,095    162,689    82,207    56,515    36,533        --        --        --
   Ven 9 No. of Units           47,480     66,540     58,046     61,234    55,818    43,665    48,346        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    17.588951  13.615000  11.818383   9.260547  6.980670  9.259344 12.500000        --        --        --
   Value at End of Year      22.095693  17.588951  13.615000  11.818383  9.260547  6.980670  9.259344        --        --        --
   No. of Units                 20,683     11,604     10,426      8,229     4,546        --       547        --        --        --

VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.648004  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      14.571039  13.648004         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    114,627     24,355         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     18,807      3,898         --         --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    19.469199  16.343941  14.751510  13.004372  9.514740 12.500000        --        --        --        --
   Value at End of Year      20.733765  19.469199  16.343941  14.751510 13.004372  9.514740        --        --        --        --
   Ven 22, 20 No. of Units     499,597    539,785    469,625    550,507   353,383   142,517        --        --        --        --
   Ven 24 No. of Units          60,138     69,861     66,996     57,984    35,681     3,908        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    19.289725  16.225596  14.673914  12.961913  9.502632 12.500000        --        --        --        --
   Value at End of Year      20.501358  19.289725  16.225596  14.673914 12.961913  9.502632        --        --        --        --
   No. of Units                 42,700     43,497     31,187     34,342    27,647     2,569        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    13.616383  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      14.486215  13.616383         --         --        --        --        --        --        --        --
   No. of Units                 14,280      2,153         --         --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    19.156131  16.137336  14.615931  12.930141  9.493546 12.500000        --        --        --        --
   Value at End of Year      20.328696  19.156131  16.137336  14.615931 12.930141  9.493546        --        --        --        --
   No. of Units                 79,599     83,578     83,629     80,202    58,326    22,239        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    13.629932  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      14.522519  13.629932         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     60,352     17,895         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      2,056         --         --         --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    19.200557  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      20.386088  19.200557         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      1,014        248         --         --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    19.469199  16.343941  14.751510         --        --        --        --        --        --        --
   Value at End of Year      20.733765  19.469199  16.343941         --        --        --        --        --        --        --
   Ven 9 No. of Units              592        593        593         --        --        --        --        --        --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
VALUE TRUST - SERIES I SHARES (units first credited 1-01-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    27.462937  23.006889  20.727331  18.250518 13.337895 17.521564 17.182340 13.987433 14.591878 15.057118
   Value at End of Year      29.304174  27.462937  23.006889  20.727331 18.250518 13.337895 17.521564 17.182340 13.987433 14.591878
   Ven 22, 20 No. of Units   2,738,144  3,479,009  4,112,215  5,529,440 5,784,403 7,257,711 8,096,012 5,027,319 4,918,632 5,507,752
   Ven 24 No. of Units          65,009    103,356    105,003    114,024   129,475   157,262   171,629    87,689    29,887        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    19.028484  15.972794  14.418902  12.721391  9.315660 12.262228 12.500000        --        --        --
   Value at End of Year      20.263449  19.028484  15.972794  14.418902 12.721391  9.315660 12.262228        --        --        --
   No. of Units                 48,833     58,976     72,774     80,824    76,772    63,985    55,965        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    24.341476  20.463158  18.500073  16.346669 11.988345 15.804033 15.552753        --        --        --
   Value at End of Year      25.882194  24.341476  20.463158  18.500073 16.346669 11.988345 15.804033        --        --        --
   No. of Units                129,408    157,291    168,658    189,578   207,653   224,097   159,978        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    27.462937  23.006889  20.727331  18.250518 13.337895 17.521564 17.182340 13.987433 14.591878 15.057118
   Value at End of Year      29.304174  27.462937  23.006889  20.727331 18.250518 13.337895 17.521564 17.182340 13.987433 14.591878
   Ven 7, 8 No. of Units       308,190    376,700    435,336    628,519   685,771   924,294 1,115,499        --        --        --
   Ven 9 No. of Units          162,877    199,037    226,613    282,348   360,293   415,649   503,606   421,035   483,257   557,130

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    27.462937  23.006889  20.727331  18.250518 13.337895 17.521564 17.182340 13.987433 14.591878 15.057118
   Value at End of Year      29.304174  27.462937  23.006889  20.727331 18.250518 13.337895 17.521564 17.182340 13.987433 14.591878
   No. of Units                 21,249     20,983     30,710     45,589    42,511    56,497    53,892    34,559    35,958    76,686

                                    VERSION B
                                  (Wealthmark)

                                                 Prospectus dated April 28, 2008


                              [JOHN HANCOCK LOGO]

                           Wealthmark Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in WEALTHMARK flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. These Contracts are no longer offered for sale, however, you may make additional Purchase Payments as permitted under your Contract. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your Wealthmark Variable Annuity Contract for the name of your issuing Company.


VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Sub-Account invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.



JOHN HANCOCK TRUST

500 Index Trust B
Active Bond Trust
All Cap Core Trust
American Asset Allocation Trust
American Bond Trust
American Fundamental Holdings Trust
American Global Diversification Trust
American Global Growth Trust
American Global Small Capitalization Trust
American Growth Trust
American Growth-Income Trust
American High-Income Bond Trust
American International Trust
American New World Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Classic Value Trust
Core Equity Trust
Equity- Income Trust
Financial Services Trust
Franklin Templeton Founding Allocation Trust
Fundamental Value Trust
Global Allocation Trust
Global Bond Trust
Global Trust
Health Sciences Trust
High Income Trust
High Yield Trust
Income & Value Trust
Index Allocation Trust
International Core Trust
International Equity Index Trust B
International Opportunities Trust
International Small Cap Trust
International Value Trust
Investment Quality Bond Trust
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Index Trust
Mid Cap Intersection Trust
Mid Cap Stock Trust
Money Market Trust
B Natural Resources Trust
Optimized All Cap Trust
Optimized Value Trust
Pacific Rim Trust
Real Estate Securities Trust
Science & Technology Trust
Small Cap Growth Trust
Small Cap Index Trust
Small Cap Opportunities Trust
Small Cap Value Trust
Small Company Value Trust
Strategic Bond Trust
Total Bond Market Trust
A Total Return Trust
Total Stock Market Index Trust
U.S. Government Securities Trust
U.S. Large Cap Trust
Value Trust
DWS SCUDDER FUNDS
DWS Core Fixed Income VIP
DWS Equity 500 Index VIP



CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

If you purchased a John Hancock New York Contract, you may have elected a "Payment Enhancement" Rider (previously known as a "Payment Credit" Rider) for an extra fee. If you did, John Hancock New York will add a Payment Enhancement of at least 4% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement Rider may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement Rider. The amount of the Payment Enhancement Rider may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement Rider.



JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)                      JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
ANNUITIES SERVICE CENTER         MAILING ADDRESS                  ANNUITIES SERVICE CENTER         MAILING ADDRESS
164 Corporate Drive              Post Office Box 9505             164 Corporate Drive              Post Office Box 9506
Portsmouth, NH 03801-6815        Portsmouth, NH 03802-9505        Portsmouth, NH 03801-6815        Portsmouth, NH 03802-9506
(617) 663-3000 or                www.jhannuities.com              (877) 391-3748 or                www.jhannuitiesnewyork.com
(800) 344-1029                                                    (800) 551-2078

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS...........................................    1
II. OVERVIEW...........................................................    4
III. FEE TABLES........................................................    8
  EXAMPLES.............................................................   10
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE
ACCOUNTS AND THE PORTFOLIOS ...........................................   17
  THE COMPANIES........................................................   17
  THE SEPARATE ACCOUNTS................................................   18
  THE PORTFOLIOS.......................................................   18
  VOTING INTEREST......................................................   28
V. DESCRIPTION OF THE CONTRACT.........................................   29
  ELIGIBLE PLANS.......................................................   29
  ELIGIBLE GROUPS......................................................   29
  ACCUMULATION PERIOD PROVISIONS.......................................   29
    Purchase Payments..................................................   29
    Payment Enhancement................................................   30
    Accumulation Units.................................................   31
    Value of Accumulation Units........................................   31
    Net Investment Factor..............................................   32
    Transfers Among Investment Options.................................   32
    Maximum Number of Investment Options...............................   33
    Telephone and Electronic Transactions..............................   33
    Special Transfer Services-Dollar Cost Averaging
     Program...........................................................   34
    Special Transfer Services - Asset Rebalancing Program..............   34
    Withdrawals........................................................   34
    Special Withdrawal Services - The Income Plan......................   35
    Optional Guaranteed Minimum Withdrawal Benefits....................   35
    Death Benefits During Accumulation Period..........................   36
    Optional Enhanced Death Benefits...................................   37
  PAY-OUT PERIOD PROVISIONS............................................   38
    General............................................................   38
    Annuity Options....................................................   38
    Determination of Amount of the First Variable Annuity
     Benefit Payment...................................................   41
    Annuity Units and the Determination of Subsequent
     Variable Annuity Payments.........................................   42
    Transfers During Pay-out Period....................................   42
    Death Benefit During Pay-out Period................................   42
    Optional Guaranteed Minimum Income Benefits........................   42
  OTHER CONTRACT PROVISIONS............................................   43
    Right to Review....................................................   43
    Ownership..........................................................   43
    Annuitant..........................................................   44
    Beneficiary........................................................   44
    Modification.......................................................   44
    Our Approval.......................................................   44
    Misstatement and Proof of Age, Sex or Survival.....................   44
  FIXED INVESTMENT OPTIONS.............................................   45
VI. CHARGES AND DEDUCTIONS.............................................   47
  WITHDRAWAL CHARGES...................................................   47
  ANNUAL CONTRACT FEE..................................................   48
  ASSET-BASED CHARGES..................................................   48
    Daily Administration Fee...........................................   49
    Mortality and Expense Risks Fee....................................   49
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS...................   49
  PREMIUM TAXES........................................................   50
VII. FEDERAL TAX MATTERS...............................................   51
  INTRODUCTION.........................................................   51
  OUR TAX STATUS.......................................................   51
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS.........................   51
  CHARITABLE REMAINDER TRUSTS..........................................   51
  NON-QUALIFIED CONTRACTS..............................................   52
    Undistributed Gains................................................   52
    Taxation of Annuity Payments.......................................   52
    Surrenders, Withdrawals and Death Benefits.........................   52
    Taxation of Death Benefit Proceeds.................................   52
    Penalty Tax on Premature Distributions.............................   53
    Puerto Rico Non-Qualified Contracts................................   53
    Diversification Requirements.......................................   53
  QUALIFIED CONTRACTS..................................................   54
    Penalty Tax on Premature Distributions.............................   55
    Rollovers and Transfers............................................   55
    Loans..............................................................   56
    Puerto Rico Contracts Issued to Fund Retirement Plans..............   57
  SEE YOUR OWN TAX ADVISOR.............................................   57
VIII. GENERAL MATTERS..................................................   58
  ASSET ALLOCATION SERVICES............................................   58
  RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT
   PROGRAM.............................................................   58
  DISTRIBUTION OF CONTRACTS............................................   58
    Standard Compensation..............................................   58
    Revenue Sharing and Additional Compensation........................   59
    Differential Compensation..........................................   59
    Contracts Sold Directly Without Payment of Any Sales
     Compensation......................................................
  CONFIRMATION STATEMENTS..............................................   60
  REINSURANCE ARRANGEMENTS.............................................   60
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE...............  A-1
APPENDIX B: QUALIFIED PLAN TYPES.......................................  B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS...........................  C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL
BENEFITS...............................................................  D-1
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS................  E-1
APPENDIX F: ADDITIONAL AVAILABILITY OF GUARANTEED
MINIMUM WITHDRAWAL BENEFIT RIDERS......................................  F-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES.........................  U-1

We provide additional information about the Contracts and the Separate Accounts, including information on our history, the accumulation unit value tables, services provided to the Separate Account and legal and regulatory matters, in Statements of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information applicable to your Contract without charge upon request by contacting us at the Annuities Service Center shown on page i of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents


General Information and History.........................................   1
Accumulation Unit Value Tables..........................................   1
Services................................................................   1
         Independent Registered Public Accounting Firm..................   1
         Servicing Agent................................................   1
         Principal Underwriter..........................................   1
         Special Compensation and Reimbursement Arrangements............   2
Legal and Regulatory Matters............................................   5
Appendix A: Audited Financial Statements................................ A-1


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents


General Information and History.........................................   1
Accumulation Unit Value Tables..........................................   1
Services................................................................   1
         Independent Registered Public Accounting Firm..................   1
         Servicing Agent................................................   1
         Principal Underwriter..........................................   1
         Special Compensation and Reimbursement Arrangements............   2
Legal and Regulatory Matters............................................   5
Appendix A: Audited Financial Statements................................ A-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.


1940 ACT: The Investment Company Act of 1940, as amended.



ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.



ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.



ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.



ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6805.



ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.


ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.


CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The variable annuity contract offered by this Prospectus. If you purchased this annuity under a group contract, a "Contract" means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.


CONTRACT VALUE: The total of the Investment Account values and, if applicable, any loan amount attributable to the Contract.


CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.


MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.


NON-QUALIFIED CONTRACT: Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.



PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.


PROSPECTUS: This Prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLANS: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.


RESET: A reduction of the Benefit Base if you take Excess Withdrawals (see "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits").


RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A Separate Account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.


STEP-UP: An increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base (see "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits").



STEP-UP DATE: The date on which we determine whether a Step-up could occur.



SUB-ACCOUNT: A Sub-Account of a Separate Account. Each Sub-Account invests in shares of a specific Portfolio.



UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the fee withdrawal amount that has been taken to date.


UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.


VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Portfolio.



WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?


Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.


We no longer offer the Contracts described in this Prospectus for sale; however, you may make additional Purchase Payments as permitted under your Contract.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA may have issued the Contract in any jurisdiction except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?


The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out.



We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefits During Accumulation Period."



We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Maturity Date, the frequency of payment and the type of annuity benefit payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."


HOW DOES THE CONTRACT WORK?


Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.


HOW CAN I INVEST MONEY IN THE CONTRACT?


We use the term Purchase Payments to refer to the investments you make in the Contract. The below table shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time.



             TYPE OF         MINIMUM INITIAL    MINIMUM ADDITIONAL
             CONTRACT        PURCHASE PAYMENT    PURCHASE PAYMENT
          Non-Qualified           $5,000                $30
            Qualified             $2,000                $30

If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. If you purchased a John Hancock New York Contract with the Payment Enhancement feature, the minimum initial Purchase Payment was $10,000.



WHAT CHARGES DO I PAY UNDER THE CONTRACT?


Your Contract has an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.


If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.


WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.


VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct
- see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.



Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle or Index Allocation Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your broker-dealer.



FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the Investment Account for the term of any guarantee period we may make available.


HOW CAN I CHANGE MY INVESTMENT CHOICES?


ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.



TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.



The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.



HOW DO I ACCESS MY MONEY?


During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits


      -     Enhanced Earnings Death Benefit - not offered in New York or
            Washington;



      - Accelerated Beneficiary Protection Death Benefit - not offered in New York or Washington.


Appendix D: Optional Guaranteed Minimum Withdrawal Benefits


      -     Principal Plus (formerly known as "Guaranteed Principal Plus");



      - Principal Plus for Life (formerly known as "Guaranteed Principal Plus for Life");



      -      Income Plus for Life;



      -     Income Plus for Life - Joint Life;



      -     Principal Plus for Life Plus Automatic Annual Step-up; or



      -     Principal Returns.



IF YOU ELECTED TO PURCHASE ANY ONE OF THESE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THAT RIDER (SEE APPENDIX D). WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with any of the guaranteed minimum withdrawal benefit Riders in Appendix D.)


Appendix E: Optional Guaranteed Minimum Income Benefits


      -     Guaranteed Retirement Income Benefits - offered by John Hancock USA;



      -     Guaranteed Retirement Income Benefits - offered by John Hancock New
            York.



In addition, if you purchased your Contract in New York, John Hancock New York offered a Payment Enhancement optional Rider (formerly known as a "Payment Credit" optional Rider.) Under this Rider, John Hancock New York will credit a Payment Enhancement equal to 4% (5% for Contracts issued between July 12 and October 30, 2004) of the Purchase Payment and allocate it among Investment Options in the same proportions as your Purchase Payments. Contracts with this feature are subject to a higher withdrawal charge and for a longer period of time. The Payment Enhancement Rider was not available for Contracts issued before January, 2001. Once available, it could only be elected at Contract issue and cannot be revoked once elected. Your initial Purchase Payment must have been at least $10,000 to elect the Payment Enhancement Rider. The Payment Enhancement Rider was not available with Contracts issued outside of New York by John Hancock USA.



CAN I CHANGE MY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you qualify, you may be eligible for our guaranteed minimum withdrawal benefit Rider exchange program. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

      - full or partial withdrawals (including surrenders and systematic withdrawals);


      -     payment of any death benefit proceeds;



      -     periodic payments under one of our annuity payment options; and



      -     certain ownership changes.


How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution;

      -     when the distribution is made;

      - the nature of any Qualified Plan for which the Contract is being used; and

      -     the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.


A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59-1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the Contract.



IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.



We provide additional information on taxes in the "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.


CAN I RETURN MY CONTRACT?


In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any unpaid loans) on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract.


WILL I RECEIVE A CONFIRMATION STATEMENT?


We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables


The following tables describe the fees and expenses that you paid when you purchased a Wealthmark Contract as well as the fees and expenses you will pay while owning or surrendering a Wealthmark Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).



THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.


                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                                JOHN HANCOCK USA

MAXIMUM WITHDRAWAL CHARGE
(as percentage of Purchase Payments)(2)
First Year                                    6%
Second Year                                   6%
Third Year                                    5%
Fourth Year                                   5%
Fifth Year                                    4%
Sixth Year                                    3%
Seventh Year                                  2%
Thereafter                                    0%
TRANSFER FEE (3)
Maximum Fee                                $ 25
Current Fee                                $  0

                              JOHN HANCOCK NEW YORK


                                            WITH PAYMENT
MAXIMUM WITHDRAWAL CHARGE                    ENHANCEMENT     WITHOUT PAYMENT
(as percentage of Purchase Payments)(2)        RIDER        ENHANCEMENT RIDER
First Year                                       8%                 6%
Second Year                                      8%                 6%
Third Year                                       7%                 5%
Fourth Year                                      7%                 5%
Fifth Year                                       5%                 4%
Sixth Year                                       4%                 3%
Seventh Year                                     3%                 2%
Eighth Year                                      1%                 0%
Thereafter                                       0%                 0%
TRANSFER FEE(3)
Maximum Fee                                   $ 25               $ 25
Current Fee                                   $  0               $  0




(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment (See "VI. Charges and Deductions - Premium Taxes").


(2) The charge is taken within the specified period of years measured from the date of payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE TABLES DO NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.



            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES



                                                                                   JOHN HANCOCK USA      JOHN HANCOCK NEW YORK
                                                                                   ----------------      ---------------------
ANNUAL CONTRACT FEE(1)                                                                 $  30                    $  30

ANNUAL SEPARATE ACCOUNT EXPENSES(2)
(as a percentage of average Contract Value)

Mortality and Expense Risks Fee                                                         1.25%                    1.25%
Daily Administration Fee - asset based                                                  0.15%                    0.15%
                                                                                       -----                    -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                                                  1.40%                    1.40%
(With No Optional Riders Reflected)

OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Enhanced Earnings Death Benefit Fee                                            0.20%                 not offered
Optional Payment Enhancement Fee(3)                                                  not offered                 0.35%
                                                                                     -----------                -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                                                  1.60%                    1.75%
(With the Enhanced Earnings Death Benefit and Payment Enhancement Fees
reflected, as applicable)

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Rider Fee
         (as a percentage of Adjusted Guaranteed Withdrawal Balance)
     Maximum Fee - Principal Plus for Life and Principal Plus(4)                        0.75%                    0.75%
     Current Fee - Principal Plus for Life                                              0.40%                    0.40%
     Current Fee - Principal Plus                                                       0.30%                    0.30%
     Maximum Fee - Income Plus for Life, Income Plus for Life- Joint Life               1.20%                    1.20%
         (Not Available in New York), and Principal Plus for Life Plus
         Automatic Annual Step-up(5,6)
     Current Fee - Income Plus for Life                                                 0.60%                    0.60%
     Current Fee - Income Plus for Life - Joint Life (Not available in New              0.60%                 not offered
         York)
     Current Fee - Principal Plus for Life Plus Automatic Annual Step-up                0.60%                    0.60%
     Maximum Fee - Principal Returns(7)                                                 0.95%                    0.95%
     Current Fee - Principal Returns                                                    0.50%                    0.50%
Optional Guaranteed Minimum Income Benefit Rider Fee (8)
         Guaranteed Retirement Income Benefit II                                        0.45%                    0.45%
         Guaranteed Retirement Income Benefit III                                       0.50%                 not offered
Accelerated Beneficiary Protection Death Benefit(9)                                     0.50%                 not offered


(1) The $30 annual Contract fee will not be assessed prior to the Maturity Date under a Wealthmark Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000.


(2)   A daily charge reflected as a percentage of the Variable Investment
      Options.



(3) This is a daily charge reflected as a percentage of the Variable Investment Options. If you elected the optional Payment Enhancement Rider, the guaranteed rate applicable to any Fixed Investment Options is also reduced by 0.35%.



(4) The current charge is 0.40% for Principal Plus for Life and 0.30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is "Stepped-up" to equal the Contract Value. This is an annual charge applied as a percentage of the Adjusted Guaranteed Withdrawal Benefit Amount. The charge is deducted on an annual basis from the Contract Value.



(5) The current charge for the Income Plus for Life Rider and for the Income Plus for Life - Joint Life Rider is 0.60% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20 % if the Benefit Base is Stepped-up to equal the Contract Value.



(6) The current charge for the Principal Plus for Life Plus Automatic Annual Step-up Rider is 0.60% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.1.20% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.



(7) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.



(8) Guaranteed Retirement Income Benefits could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E for availability. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Income Base.



(9) Subject to state availability, John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit from December, 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Benefit II or Guaranteed Retirement Income Benefit III. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Accelerated beneficiary Protection Death Benefit.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(1)                                 MINIMUM           MAXIMUM
--------------------------------------------------------------------         -------           -------
Range of expenses that are deducted from Portfolio assets, including
management fees, Rule 12b-1 fees, and other expenses                          0.25%             1.60%



EXAMPLES



The following examples are intended to help you compare the cost of investing in the Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Examples 1 and 2 pertain to Wealthmark Contracts with optional benefit Riders and Example 3 pertains to Wealthmark Contracts without optional benefit Riders.



EXAMPLE 1. Maximum Portfolio operating expenses - Wealthmark Contract with optional Riders



WEALTHMARK CONTRACT WITH OPTIONAL BENEFIT RIDERS: The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Enhanced Earnings Death Benefit and Income Plus for Life optional benefit Riders and, for John Hancock New York Contracts, the Payment Enhancement and Income Plus for Life Riders. The Income Plus for Life Rider was not available at issue of your contract, but you may be eligible to exchange a previously purchased optional guaranteed minimum withdrawal benefit rider for Income Plus for Life. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



JOHN HANCOCK USA
ENHANCED EARNINGS DEATH BENEFIT AND INCOME PLUS FOR LIFE



                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
If you surrender the Contract at the end of the
applicable time period:                                 $1,004    $1,853    $2,735    $4,944
If you annuitize, or do not surrender the Contract
at the end of the applicable time period:               $  454    $1,391    $2,364    $4,944



JOHN HANCOCK NEW YORK
PAYMENT ENHANCEMENT AND PRINCIPAL PLUS FOR LIFE



                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
If you surrender the Contract at the end of the
applicable time period:                                 $1,201    $2,078    $2,894    $5,069
If you annuitize, or do not surrender the Contract
at the end of the applicable time period:               $  469    $1,434    $2,434    $5,069

EXAMPLE 2. Maximum Portfolio operating expenses - Wealthmark Contract with optional Riders



WEALTHMARK CONTRACT WITH OPTIONAL BENEFIT RIDERS: The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Enhanced Earnings Death Benefit and Principal Plus for Life optional benefit Riders and, for John Hancock New York Contracts, the Payment Enhancement and Principal Plus for Life Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



JOHN HANCOCK USA
ENHANCED EARNINGS DEATH BENEFIT AND PRINCIPAL PLUS FOR LIFE



                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
If you surrender the Contract at the end of the
applicable time period:                                 $  955    $1,700    $2,468     $4,333
If you annuitize, or do not surrender the Contract
at the end of the applicable time period:               $  404    $1,233    $2,088     $4,333



JOHN HANCOCK NEW YORK
PAYMENT ENHANCEMENT AND PRINCIPAL PLUS FOR LIFE



                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
If you surrender the Contract at the end of the
applicable time period:                                 $1,152    $1,927    $2,630     $4,462
If you annuitize, or do not surrender the Contract
at the end of the applicable time period:               $  419    $1,277    $2,158     $4,462



EXAMPLE 3. Maximum Portfolio operating expenses - Wealthmark Contract with previously offered optional benefit Riders



WEALTHMARK CONTRACT WITH PREVIOUSLY OFFERED OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a Contract with the Enhanced Earnings Death Benefit and the previously offered Guaranteed Retirement Income Benefit III optional benefit Rider for John Hancock USA. For John Hancock New York the example assumes the Contract has the previously offered Guaranteed Retirement Income Benefit II optional benefit Rider. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



JOHN HANCOCK USA
ENHANCED EARNINGS DEATH BENEFIT AND GUARANTEED RETIREMENT INCOME BENEFIT III



                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
If you surrender the Contract at the end of the
applicable time period:                                  $928     $1,624    $2,341    $4,080
If you annuitize, or do not surrender the Contract
at the end of the applicable time period:                $378     $1,154    $1,956    $4,080



JOHN HANCOCK NEW YORK
GUARANTEED RETIREMENT INCOME BENEFIT II



                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
If you surrender the Contract at the end of the
applicable time period:                                  $905     $1,556    $2,231    $3,876
If you annuitize, or do not surrender the Contract
at the end of the applicable time period:                $354     $1,082    $1,841    $3,876

EXAMPLE 4. Minimum Portfolio operating expenses - Wealthmark Contract with no optional benefit Riders



WEALTHMARK CONTRACT WITH NO OPTIONAL BENEFIT RIDERS The third example also assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



JOHN  HANCOCK USA AND JOHN HANCOCK NEW YORK
NO OPTIONAL BENEFIT RIDERS



                                                       1 YEAR       3 YEARS        5 YEARS       10 YEARS
                                                      --------    -----------    -----------   -------------
If you surrender the Contract at the end of the
applicable time period:                                $  730       $  1,029       $  1,311      $    1,980
If you annuitize, or do not surrender the Contract
at the end of the applicable time period:              $  171       $    529       $    911      $    1,980



THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.



The Portfolio available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D).



                                                                           ACQUIRED
                                                                        PORTFOLIO FEES      TOTAL        CONTRACTUAL
                             MANAGEMENT                      OTHER           AND          OPERATING        EXPENSE     NET OPERATING
PORTFOLIO/SERIES                FEES       12b-1 FEES      EXPENSES        EXPENSES       EXPENSES(1)   REIMBURSEMENT     EXPENSES
---------------------------  ----------    -----------    -----------   --------------   -----------    -------------  -------------
500 INDEX B(2)
Series NAV                        0.46%          0.00%          0.03%            0.00%         0.49%          0.24%          0.25%
ACTIVE BOND(3)
Series II                         0.60%          0.25%          0.03%            0.00%         0.88%          0.00%          0.88%
ALL CAP CORE(3)
Series II                         0.77%          0.25%          0.04%            0.00%         1.06%          0.00%          1.06%
AMERICAN FUNDAMENTAL
  HOLDINGS(4,5)
Series II                         0.05%          0.75%          0.04%            0.40%         1.24%          0.05%          1.19%
AMERICAN GLOBAL
  DIVERSIFICATION(4,5)
Series II                         0.05%          0.75%          0.04%            0.63%         1.47%          0.05%          1.42%
BLUE CHIP GROWTH(3,6)
Series II                         0.81%          0.25%          0.02%            0.00%         1.08%          0.00%          1.08%
CAPITAL APPRECIATION(3)
Series II                         0.73%          0.25%          0.04%            0.00%         1.02%          0.00%          1.02%
CLASSIC VALUE(3)
Series II                         0.80%          0.25%          0.07%            0.00%         1.12%          0.00%          1.12%
CORE EQUITY(3)
Series II                         0.77%          0.25%          0.04%            0.00%         1.06%          0.00%          1.06%
EQUITY-INCOME(3,6)
Series II                         0.81%          0.25%          0.03%            0.00%         1.09%          0.00%          1.09%
FINANCIAL SERVICES(3)
Series II                         0.81%          0.25%          0.05%            0.00%         1.11%          0.00%          1.11%
FRANKLIN TEMPLETON
  FOUNDING ALLOCATION(7)
Series II                         0.05%          0.25%          0.03%            0.86%         1.19%          0.05%          1.14%
FUNDAMENTAL VALUE(3)
Series II                         0.76%          0.25%          0.04%            0.00%         1.05%          0.00%          1.05%
GLOBAL(3,8,9,10)
Series II                         0.81%          0.25%          0.11%            0.00%         1.17%          0.01%          1.16%

                                                                           ACQUIRED
                                                                        PORTFOLIO FEES       TOTAL      CONTRACTUAL
                             MANAGEMENT                      OTHER           AND          OPERATING       EXPENSE      NET OPERATING
PORTFOLIO/SERIES                FEES       12b-1 FEES      EXPENSES        EXPENSES      EXPENSES (1)   REIMBURSEMENT     EXPENSES
---------------------------  ----------    -----------    -----------   --------------   -----------    -------------  -------------
GLOBAL ALLOCATION(3)
Series II                         0.85%          0.25%          0.11%            0.05%         1.26%          0.00%          1.26%
GLOBAL BOND(3)
Series II                         0.70%          0.25%          0.11%            0.00%         1.06%          0.00%          1.06%
HEALTH SCIENCES(3,6)
Series II                         1.05%          0.25%          0.09%            0.00%         1.39%          0.00%          1.39%
HIGH INCOME(3)
Series II                         0.68%          0.25%          0.04%            0.00%         0.97%          0.00%          0.97%
HIGH YIELD(3)
Series II                         0.66%          0.25%          0.04%            0.00%         0.95%          0.00%          0.95%
INCOME & VALUE(3)
Series II                         0.80%          0.25%          0.06%            0.00%         1.11%          0.00%          1.11%
INDEX ALLOCATION(11)
Series II                         0.05%          0.25%          0.03%            0.53%         0.86%          0.06%          0.80%
INTERNATIONAL CORE(3)
Series II                         0.89%          0.25%          0.13%            0.00%         1.27%          0.00%          1.27%
INTERNATIONAL EQUITY
  INDEX B(2)
Series NAV                        0.53%          0.00%          0.04%            0.01%         0.58%          0.23%          0.35%
INTERNATIONAL
  OPPORTUNITIES(3)
Series II                         0.87%          0.25%          0.12%            0.00%         1.24%          0.00%          1.24%
INTERNATIONAL SMALL CAP(3)
Series II                         0.91%          0.25%          0.21%            0.00%         1.37%          0.00%          1.37%
INTERNATIONAL VALUE(3,8)
Series NAV                        0.81%          0.00%          0.16%            0.00%         0.97%          0.02%          0.95%
INVESTMENT QUALITY BOND(3)
Series II                         0.59%          0.25%          0.07%            0.00%         0.91%          0.00%          0.91%
LIFESTYLE AGGRESSIVE
Series II                         0.04%          0.25%          0.02%            0.87%         1.18%          0.00%          1.18%
LIFESTYLE BALANCED
Series II                         0.04%          0.25%          0.02%            0.82%         1.13%          0.00%          1.13%
LIFESTYLE CONSERVATIVE
Series II                         0.04%          0.25%          0.02%            0.76%         1.07%          0.00%          1.07%
LIFESTYLE GROWTH
Series II                         0.04%          0.25%          0.02%            0.85%         1.16%          0.00%          1.16%
LIFESTYLE MODERATE
Series II                         0.04%          0.25%          0.02%            0.80%         1.11%          0.00%          1.11%
MID CAP INDEX(3,12)
Series II                         0.47%          0.25%          0.03%            0.00%         0.75%          0.01%          0.74%
MID CAP INTERSECTION(3)
Series II                         0.87%          0.25%          0.06%            0.00%         1.18%          0.00%          1.18%
MID CAP STOCK(3)
Series II                         0.84%          0.25%          0.05%            0.00%         1.14%          0.01%          1.13%
MONEY MARKET B(2)
Series NAV                        0.50%          0.00%          0.01%            0.00%         0.51%          0.23%          0.28%
NATURAL RESOURCES(3)
Series II                         1.00%          0.25%          0.08%            0.00%         1.33%          0.00%          1.33%
OPTIMIZED ALL CAP(3)
(formerly "Quantitative
  All Cap")
Series II                         0.71%          0.25%          0.04%            0.00%         1.00%          0.00%          1.00%

                                                                          ACQUIRED
                                                                        PORTFOLIO FEES      TO TAL       CONTRACTUAL
                             MANAGEMENT                      OTHER           AND         OPERA TING       EXPENSE      NET OPERATING
PORTFOLIO/SERIES                FEES       12b-1 FEES      EXPENSES        EXPENSES      EXPEN SES(1)   REIMBURSEMENT     EXPENSES
--------------------------   ----------    -----------    -----------   --------------   ------------   -------------  -------------
OPTIMIZED VALUE(3)
(formerly "Quantitative
  Value")
Series II                        0.65%          0.25%          0.04%          0.00%           0.94%         0.00%          0.94%
PACIFIC RIM(3)
Series II                        0.80%          0.25%          0.27%          0.00%           1.32%         0.01%          1.31%
REAL ESTATE SECURITIES(3)
Series II                        0.70%          0.25%          0.03%          0.00%           0.98%         0.00%          0.98%
SCIENCE & TECHNOLOGY(3,6)
Series II                        1.05%          0.25%          0.09%          0.00%           1.39%         0.00%          1.39%
SMALL CAP GROWTH(3)
Series II                        1.07%          0.25%          0.06%          0.00%           1.38%         0.01%          1.37%
SMALL CAP INDEX(3,12)
Series II                        0.48%          0.25%          0.03%          0.00%           0.76%         0.00%          0.76%
SMALL CAP OPPORTUNITIES(3)
Series II                        0.99%          0.25%          0.04%          0.00%           1.28%         0.00%          1.28%
SMALL CAP VALUE(3)
Series II                        1.06%          0.25%          0.05%          0.00%           1.36%         0.00%          1.36%
SMALL COMPANY VALUE(3,6)
Series II                        1.02%          0.25%          0.04%          0.00%           1.31%         0.00%          1.31%
STRATEGIC BOND(3)
Series II                        0.67%          0.25%          0.07%          0.00%           0.99%         0.00%          0.99%
TOTAL BOND MARKET A(3,12)
Series II                        0.47%          0.25%          0.04%          0.00%           0.76%         0.00%          0.76%
TOTAL RETURN(3,9,13)
Series II                        0.69%          0.25%          0.06%          0.00%           1.00%         0.00%          1.00%
TOTAL STOCK MARKET
  INDEX(3,12)
Series II                        0.48%          0.25%          0.04%          0.00%           0.77%         0.01%          0.76%
U.S. GOVERNMENT
  SECURITIES(3)
Series II                        0.61%          0.25%          0.07%          0.00%           0.93%         0.00%          0.93%
U.S. LARGE CAP(3)
Series II                        0.82%          0.25%          0.03%          0.00%           1.10%         0.00%          1.10%
VALUE(3)
Series II                        0.74%          0.25%          0.04%          0.00%           1.03%         0.00%          1.03%
DWS VIT FUNDS:
DWS EQUITY 500 INDEX VIP
  (16, 17)                       0.19%          0.25%          0.12%            --            .056%         0.03%          0.53%
DWS VARIABLE SERIES II:
DWS CORE FIXED INCOME
  VIP(18, 19)                    0.49%          0.25%          0.17%          0.00%           0.91%         0.00%          0.91%

                                               FEEDER FUND                                               MASTER FUND
                    -----------------------------------------------------------------   -------------------------------------------
                                                                                                                             TOTAL
                                                                                                                            MASTER
                                                                                                                             FUND
                                                                                                                              AND
                                                                                                                 TOTAL        NET
                                                      TOTAL      CONTRACTUAL     NET                         MASTER FUND AND FEEDER
                    MANAGEMENT             OTHER   OPERATING      EXPENSE    OPERATING  MANAGEMENT  OTHER     FEEDER FUND    FUND
CLASS TRUST            FEES    12b-1 FEES EXPENSES EXPENSES(1) REIMBURSEMENT  EXPENSES   FEES (14) EXPENSES     EXPENSES    EXPENSES
------------------  ---------- ---------- -------- ----------- ------------- ---------  ---------- -------- --------------- --------
 AMERICAN ASSET
   ALLOCATION(15)
 Series II               0.00%      0.75%   0.04%     0.79%          0.01%      0.78%      0.31%     0.01%       1.11%      1.10%
 AMERICAN BOND(15)
 Series II               0.00%      0.75%   0.02%     0.77%          0.00%      0.77%      0.40%     0.01%       1.18%      1.18%
 AMERICAN GLOBAL
   GROWTH(15)
 Series II               0.00%      0.75%   0.06%     0.81%          0.03%      0.78%      0.53%     0.02%       1.36%      1.33%
 AMERICAN GLOBAL
   SMALL
   CAPITALIZATION(15)
 Series II               0.00%      0.75%   0.11%     0.86%          0.08%      0.78%      0.70%     0.03%       1.59%      1.51%
 AMERICAN GROWTH
 Series II               0.00%      0.75%   0.02%     0.77%          0.00%      0.77%      0.32%     0.01%       1.10%      1.10%
 AMERICAN
   GROWTH-INCOME
 Series II               0.00%      0.75%   0.02%     0.77%          0.00%      0.77%      0.26%     0.01%       1.04%      1.04%
 AMERICAN HIGH-
   INCOME BOND(15)
 Series II               0.00%      0.75%   0.21%     0.96%          0.18%      0.78%      0.47%     0.01%       1.44%      1.26%
 AMERICAN
   INTERNATIONAL
 Series II               0.00%      0.75%   0.02%     0.77%          0.00%      0.77%      0.49%     0.03%       1.29%      1.29%
 AMERICAN NEW
   WORLD(15)
 Series II               0.00%      0.75%   0.13%     0.88%          0.10%      0.78%      0.76%     0.06%       1.70%      1.60%


FOOTNOTES TO EXPENSE TABLE:


(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Fund Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Portfolio fees and expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.



(2) JHT sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHT and the Adviser and the expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the rate of the Portfolio's Operating Expenses does not exceed its "Net Operating Expenses" as listed in the table above. A Portfolio's "Total Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Portfolio will remain in effect until May 1, 2009 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.



(3) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios of JHT or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.



(4) For Portfolios that have not started operations or have operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.



(5) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.



(6) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, and Small Company Value Trust. This waiver is based on the combined average daily net assets of these Portfolios and other JHT Portfolios and certain funds of John Hancock Funds II (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) as of November 1, 2006 is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser.

(7) The Adviser has contractually agreed to limit Portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fee and other operating expenses of the underlying Portfolio but exclude 12b-1fees, underlying Portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(8) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.



(9) The advisory fees rate shown reflects the new tier schedule that is currently in place.



(10) The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed the Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Fund.



(11) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses include all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage fees, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.



(12) The Adviser has agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. These voluntary expense limitations may be terminated at any time.



(13) The "Other Expenses" reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.



(14) Capital Research Management Company (the adviser to the master fund for each of the JHT Feeder Funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds prospectus or annual report for further information.



(15) The Adviser has contractually limited other portfolio level expenses to 0.03% until May 1, 2010. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, Rule 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(16) The "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.



(17) Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total operating expenses of the portfolio will not exceed 0.63% for Class B2 shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.



(18) The "Management Fee" is restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.



(19) The "Other Expenses" are restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.


We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of the respective Separate Accounts may be found in the Statements of Additional Information.

   IV. General Information about Us, the Separate Accounts and the Portfolios


THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.


John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.


John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:

AAA                     Extremely strong financial security
Standard & Poor's       characteristics; 1st category of 21

A++                     Superior companies have a very strong
A.M. Best               ability to meet their obligations; 1st
                        category of 16

AA+                     Very strong capacity to meet
Fitch                   policyholder and contract obligations;
                        2nd category of 24

John Hancock USA has also received the following rating from Moody's:


Aa1                      Excellent in financial strength; 2nd
Moody's                  category of 21



These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Portfolio.

With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims under certain John Hancock USA fixed annuity contracts pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all fixed annuity contracts and Fixed Investment Options issued by John Hancock USA prior to the termination of the guarantee except if:

      - the liability to pay contractual claims under the Contracts is assumed by another insurer; or

      - we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.


When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.


THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.


You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.



For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as "The Manufacturers Life Insurance Company (U.S.A.)," became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a Separate Account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its Contracts. The merger had no other effects on the terms and conditions of Contracts issued prior to January 1, 2002.



For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a Separate Account under the laws of New York.


The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Accounts may not be charged with liabilities arising out of any of the respective Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.


We registered the Separate Accounts with the SEC under the 1940 Act as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.



THE PORTFOLIOS



When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Accounts and it invests in shares of a corresponding Portfolio of:


      -     the John Hancock Trust; or


      - DWS Scudder Funds with respect to the "DWS Core Fixed Income VIP" and "DWS Equity 500 Index VIP."



THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.


Investment Management


The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.



The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.



If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).



Portfolio Expenses



The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides (see Distribution of Contracts in "VIII. General Matters"). Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.


Funds-of-Funds and Master-Feeder Funds


Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Index Allocation, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHT Funds of Funds") is a "fund-of-funds" that invest in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.




Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World Trusts ("JHT American Fund Portfolios") invests in Series 1 or Series 2 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities.

Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.



Portfolio Investment Objectives and Strategies



You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



                               JOHN HANCOCK TRUST



 John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D - Optional Guaranteed Minimum
                             Withdrawal Benefits).



CAPITAL GUARDIAN TRUST COMPANY
       Income & Value Trust         Seeks the balanced accomplishment of (a)
                                    conservation of principal and (b) long-term
                                    growth of capital and income. To do this,
                                    the Portfolio invests its assets in both
                                    equity and fixed income securities based on
                                    the expected returns of the portfolios.

       U.S. Large Cap Trust         Seeks long-term growth of capital and
                                    income. To do this, the Portfolio invests at
                                    least 80% of its net assets in equity and
                                    equity-related securities of quality
                                    large-cap U.S. companies that will
                                    outperform their peers over time.

CAPITAL RESEARCH AND MANAGEMENT
COMPANY (Adviser to the American
Fund Insurance Series) -
ADVISER TO MASTER FUND
       American Asset Allocation    Seeks to provide high total return
       Trust                        (including income and capital gains)
                                    consistent with preservation of capital over
                                    the long term. To do this, the Portfolio
                                    invests all of its assets in the master
                                    fund, Class 1 shares of the American Funds
                                    Insurance Series Asset Allocation Fund,
                                    which invests in a diversified portfolio of
                                    common stocks and other equity securities,
                                    bonds and other intermediate and long-term
                                    debt securities, and money market
                                    instruments.

       American Bond Trust          Seeks to maximize current income and
                                    preserve capital. To do this, the Portfolio
                                    invests all of its assets in the master
                                    fund, Class 1 shares of the American Funds
                                    Insurance Series Bond Fund, which invests at
                                    least 80% of its assets in bonds, with at
                                    least 65% in investment-grade debt
                                    securities and up to 35% in lower rated
                                    fixed income securities.

       American Global Growth       Seeks to make shareholders' investment grow
       Trust                        over time. To do this, the Portfolio invests
                                    all of its assets in the master fund, Class
                                    1 shares of the American Funds Insurance
                                    Series Global Growth Fund, which invests
                                    primarily in common stocks of companies
                                    located around the world.

       American Global Small        Seeks to make the shareholders' investment
       Capitalization Trust         grow over time. To do this, the Portfolio
                                    invests all of its assets in the master
                                    fund, Class 1 shares of the American Funds
                                    Insurance Series Global Small Capitalization
                                    Fund, which invests primarily in stocks of
                                    smaller companies located around the world.


                               JOHN HANCOCK TRUST



 John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D - Optional Guaranteed Minimum
                             Withdrawal Benefits).



CAPITAL RESEARCH AND
MANAGEMENT COMPANY (Adviser
to the American Fund
Insurance Series) - ADVISER
TO MASTER FUND
       American Growth Trust        Seeks to make the shareholders' investment
                                    grow. To do this, the Portfolio invests all
                                    of its assets in the master fund, Class 1
                                    shares of the American Funds Insurance
                                    Series Growth Fund, which invests primarily
                                    in common stocks of companies that appear to
                                    offer superior opportunities for growth of
                                    capital.

       American Growth-Income Trust Seeks to make the shareholders' investments grow and to provide the shareholder with income over time. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds
                                    Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

       American High-Income Bond    Seeks to provide a high level of current
       Trust                        income and, secondarily, capital
                                    appreciation. To do this, the Portfolio
                                    invests all of its assets in the master
                                    fund, Class 1 shares of the American Funds
                                    Insurance Series High-Income Bond Fund,
                                    which invests at least 65% of its assets in
                                    higher yielding and generally lower quality
                                    debt securities.

       American International Trust Seeks to make the shareholders' investment grow. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance
                                    Series International Fund, which invests primarily in common stocks of companies located outside the United States.

       American New World Trust     Seeks to make the shareholders' investment
                                    grow over time. To do this, the Portfolio
                                    invests all of its assets in the master
                                    fund, Class 1 shares of the American Funds
                                    Insurance Series New World Fund, which
                                    invests primarily in stocks of companies
                                    with significant exposure to countries with
                                    developing economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.
       Financial Services Trust     Seeks growth of capital. To do this, the
                                    Portfolio invests at least 80% of its net
                                    assets in companies that are principally
                                    engaged in financial services.

       Fundamental Value Trust      Seeks growth of capital. To do this, the
                                    Portfolio invests primarily in common stocks
                                    of U.S. companies with durable business
                                    models that can be purchased at attractive
                                    valuations relative to their intrinsic
                                    value.

DECLARATION MANAGEMENT & RESEARCH
LLC
       Active Bond Trust (1)        Seeks income and capital appreciation. To do
                                    this, the Portfolio invests at least 80% of
                                    its net assets in a diversified mix of debt
                                    securities and instruments with maturity
                                    durations of approximately 4 to 6 years.

       Total Bond Market Trust A    Seeks to track the performance of the Lehman
       (formerly Bond Index         Brothers Aggregate Bond Index (which
       Trust A)                     represents the U.S. investment grade bond
                                    market). To do this, the Portfolio invests
                                    at least 80% of its net assets in securities
                                    listed in the Lehman Brothers Aggregate Bond
                                    Index.

                               JOHN HANCOCK TRUST



 John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D - Optional Guaranteed Minimum
                             Withdrawal Benefits).



DEUTSCHE INVESTMENT MANAGEMENT
AMERICAS INC. ("DIMA")
       All Cap Core Trust           Seeks long-term growth of capital. To do
                                    this, the Portfolio invests in common stocks
                                    and other equity securities within all asset
                                    classes (small-, mid- and large-cap), which
                                    may be listed on securities exchanges,
                                    traded in various over the counter markets
                                    or have no organized markets. The Portfolio
                                    may also invest in U.S. Government
                                    securities.

       Real Estate Securities       Seeks to achieve a combination of long-term
       Trust (2)                    capital appreciation and current income. To
                                    do this, the Portfolio invests at least 80%
                                    of its net assets in equity securities of
                                    REITs and real estate companies.

FRANKLIN TEMPLETON INVESTMENTS
CORP.
       International Small Cap      Seeks long-term capital appreciation. To do
       Trust                        this, the Portfolio invests at least 80% of
                                    its net assets in securities issued by
                                    foreign small-cap companies including in
                                    emerging markets.

GRANTHAM, MAYO, VAN OTTERLOO &
CO. LLC
       International Core Trust     Seeks high total return. To do this, the
                                    Portfolio invests at least 80% of its total
                                    assets in a diversified portfolio of equity
                                    investments from developed markets outside
                                    the U.S.

JENNISON ASSOCIATES LLC
       Capital Appreciation Trust   Seeks long-term growth of capital. To do
                                    this, the Portfolio invests at least 65% of
                                    its total assets in equity and
                                    equity-related securities of companies that
                                    are attractively valued and have
                                    above-average growth prospects.

LEGG MASON CAPITAL MANAGEMENT,
INC.
       Core Equity Trust            Seeks long-term capital growth. To do this,
                                    the Portfolio invests at least 80% of its
                                    net assets in equity securities that offer
                                    the potential for capital growth by
                                    purchasing securities at large discounts
                                    relative to their intrinsic value.

MARSICO CAPITAL MANAGEMENT, LLC
       International                Seeks long-term growth of capital. To do
       Opportunities Trust          this, the Portfolio invests at least 65% of
                                    its total assets in common stocks of at
                                    least three different foreign companies of
                                    any size that are selected for their
                                    long-term growth potential.

MFC GLOBAL INVESTMENT MANAGEMENT
(U.S.A.) LIMITED
       500 Index Trust B            Seeks to approximate the aggregate total
                                    return of a broad-based U.S. domestic equity
                                    market index. To do this, the Portfolio
                                    invests at least 80% of its net assets in
                                    the common stocks in the S&P 500(R) index
                                    and securities that as a group will behave
                                    in a manner similar to the index. (3)

       American Fundamental         Seeks long term growth of capital. To do
       Holdings Trust               this, the Portfolio invests primarily in
                                    four funds of the American Funds Insurance
                                    Series: Bond Fund, Growth Fund,
                                    Growth-Income Fund, and International Fund.
                                    The Portfolio is permitted to invest in six
                                    other funds of the American Funds Insurance
                                    Series as well as other funds, investment
                                    companies, and other types of investments.


                               JOHN HANCOCK TRUST



 John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D - Optional Guaranteed Minimum
                             Withdrawal Benefits).



MFC GLOBAL INVESTMENT MANAGEMENT
(U.S.A.) LIMITED (CONTINUED)

       American Global
       Diversification Trust        Seeks long term growth of capital. To do
                                    this, the Portfolio invests primarily in
                                    five funds of the American Funds Insurance
                                    Series: Bond Fund, Global Growth Fund,
                                    Global Small Capitalization Fund,
                                    High-Income Bond Fund, and New World Fund.
                                    The Portfolio is permitted to invest in five
                                    other funds of the American Funds Insurance
                                    Series as well as other funds, investment
                                    companies, and other types of investments.

       Franklin Templeton           Seeks long-term growth of capital. To do
       Founding Allocation          this, the Fund invests primarily in three
       Trust                        underlying Portfolios: Global Trust, Income
                                    Trust and Mutual Shares Trust. The Portfolio
                                    is a fund of funds and is also authorized to
                                    invest in other underlying Portfolios and
                                    investment companies.


       Index Allocation Trust       Seeks long term growth of capital. Current
                                    income is also a consideration. To do this,
                                    the Portfolio invests approximately 70% of
                                    its total assets in underlying Portfolios
                                    which invest primarily in equity securities
                                    and approximately 30% of its total assets in
                                    underlying Portfolios which invest primarily
                                    in fixed income securities.

       Lifestyle Aggressive         Seeks long-term growth of capital. Current
       Trust (4)                    income is not a consideration. To do this,
                                    the Portfolio invests 100% of its assets in
                                    underlying Portfolios which invest primarily
                                    in equity securities.

       Lifestyle Balanced           Seeks a balance between a high level of
       Trust (4)                    current income and growth of capital, with a
                                    greater emphasis on growth of capital. To do
                                    this, the Portfolio invests approximately
                                    40% of its assets in underlying Portfolios
                                    which invest primarily in fixed income
                                    securities, and approximately 60% in
                                    underlying Portfolios which invest primarily
                                    in equity securities.

       Lifestyle Conservative       Seeks a high level of current income with
       Trust (4)                    some consideration given to growth of
                                    capital. To do this, the Portfolio invests
                                    approximately 80% of its assets in
                                    underlying Portfolios which invest primarily
                                    in fixed income securities, and
                                    approximately 20% in underlying Portfolios
                                    which invest primarily in equity securities.

       Lifestyle Growth Trust (4)   Seeks long-term growth of capital. Current
                                    income is also a consideration. To do this,
                                    the Portfolio invests approximately 20% of
                                    its assets in underlying Portfolios which
                                    invest primarily in fixed income securities,
                                    and approximately 80% in underlying
                                    Portfolios which invest primarily in equity
                                    securities.

       Lifestyle Moderate           Seeks a balance between a high level of
       Trust (4)                    current income and growth of capital, with a
                                    greater emphasis on income. To do this, the
                                    Portfolio invests approximately 60% of its
                                    assets in underlying Portfolios which invest
                                    primarily in fixed income securities, and
                                    approximately 40% in underlying Portfolios
                                    which invest primarily in equity securities.


                               JOHN HANCOCK TRUST



 John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D - Optional Guaranteed Minimum
                             Withdrawal Benefits).



MFC GLOBAL INVESTMENT MANAGEMENT
(U.S.A.) LIMITED (CONTINUED)

       Mid Cap Index Trust          Seeks to approximate the aggregate total
                                    return of a mid cap U.S. domestic equity
                                    market index. To do this, the Portfolio
                                    invests at least 80% of its net assets in
                                    the common stocks in the S&P MidCap 400(R)
                                    index(5) and securities that as a group behave
                                    in a manner similar to the index.

       Money Market Trust B         Seeks to obtain maximum current income
                                    consistent with preservation of principal
                                    and liquidity. To do this, the Portfolio
                                    invests in high quality, U.S. dollar
                                    denominated money market instruments.

       Pacific Rim Trust            Seeks to achieve long-term growth of
                                    capital. To do this, the Portfolio invests
                                    at least 80% of its net assets in common
                                    stocks and equity-related securities of
                                    established, larger-capitalization non-U.S.
                                    companies located in the Pacific Rim region,
                                    including emerging markets that have
                                    attractive long-term prospects for growth of
                                    capital.

       Optimized All Cap Trust      Seeks long-term growth of capital. To do
       (formerly Quantitative All   this, the Portfolio invests at least 65% of
       Cap Trust, successor to      its total assets in equity securities of
       Growth & Income Trust)       large, mid and small-cap U.S. companies with
                                    strong industry position, leading market
                                    share, proven management and strong
                                    financials.

       Optimized Value Trust        Seeks long-term capital appreciation. To do
       (formerly Quantitative       this, the Portfolio invests at least 65% of
       Value Trust)                 its total assets in equity securities of
                                    U.S. companies with the potential for
                                    long-term growth of capital.


       Small Cap Index Trust        Seeks to approximate the aggregate total
                                    return of a small cap U.S. domestic equity
                                    market index. To do this, the Portfolio
                                    invests at least 80% of its net assets in
                                    the common stocks in the Russell 2000(R)
                                    Index(5) and securities that as a group
                                    behave in a manner similar to the index.

       Total Stock Market           Seeks to approximate the aggregate total
       Index Trust                  return of a broad-based U.S. domestic equity
                                    market index. To do this, the Portfolio
                                    invests at least 80% of its net assets in
                                    the common stocks in the Dow Jones Wilshire
                                    5000(R) Index(6) and securities that as a
                                    group will behave in a manner similar to the
                                    index.

MFC GLOBAL INVESTMENT MANAGEMENT
(U.S.), LLC
       High Income Trust            Seeks high current income; capital
                                    appreciation is a secondary goal. To do
                                    this, the Portfolio invests at least 80% of
                                    its net assets in U.S. and foreign
                                    fixed-income securities that are rated BB/Ba
                                    or lower or are unrated equivalents.

MUNDER CAPITAL MANAGEMENT
       Small Cap Opportunities      Seeks long-term capital appreciation. To do
       Trust                        this, the Portfolio invests at least 80% of
                                    its net assets in equity securities of
                                    small-capitalization companies.


                               JOHN HANCOCK TRUST



 John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D - Optional Guaranteed Minimum
                             Withdrawal Benefits).



PACIFIC INVESTMENT MANAGEMENT
COMPANY LLC
       Global Bond Trust            Seeks maximum total return, consistent with
                                    preservation of capital and prudent
                                    investment management. To do this, the
                                    Portfolio invests at least 80% of its net
                                    assets in fixed income instruments, futures
                                    contracts (including related options) with
                                    respect to such securities and options on
                                    such securities.

       Total Return Trust           Seeks maximum total return, consistent with
                                    preservation of capital and prudent
                                    investment management. To do this, the
                                    Portfolio invests at least 65% of its total
                                    assets in a diversified Portfolio of fixed
                                    income instruments of varying maturities,
                                    which may be represented by forwards or
                                    derivatives.

PZENA INVESTMENT MANAGEMENT, LLC
       Classic Value Trust          Seeks long-term growth of capital. To do
                                    this, the Portfolio invests at least 80% of
                                    its assets in domestic equity securities of
                                    companies that are currently undervalued
                                    relative to the market, based on estimated
                                    future earnings and cash flow.

SSGA FUNDS MANAGEMENT, INC.
       International Equity Index   Seeks to track the performance of a
       Trust B                      broad-based equity index of foreign
                                    companies primarily in developed countries
                                    and, to a lesser extent, in emerging market
                                    countries. To do this, the Portfolio invests
                                    at least 80% of its assets in securities
                                    listed in the Morgan Stanley Capital
                                    International All Country World Excluding
                                    U.S. Index. (7)

T. ROWE PRICE ASSOCIATES, INC. AND
RCM CAPITAL MANAGEMENT LLC.
       Science & Technology         Seeks long-term growth of capital. Current
       Trust                        income is incidental to the Portfolio's
                                    objective. To do this, the Portfolio invests
                                    at least 80% of its net assets in the common
                                    stocks of companies expected to benefit from
                                    the development, advancement, and/or use of
                                    science and technology.

T. ROWE PRICE ASSOCIATES, INC.
       Blue Chip Growth Trust       Seeks to provide long-term growth of
       (successor to U.S. Global    capital. Current income is a secondary
       Leaders Trust)               objective. To do this, the Portfolio invests
                                    at least 80% of its net assets in the common
                                    stocks of large and medium-sized blue chip
                                    growth companies that are well established
                                    in their industries.


       Capital Appreciation Value   Seeks long-term capital appreciation. To do
       Trust                        this, the Portfolio invests primarily in
                                    common stocks of established U.S. companies
                                    that have above-average potential for
                                    capital growth. Common stocks typically
                                    constitute at least 50% of the Portfolio's
                                    assets. The remaining assets are invested in
                                    other securities, including convertible
                                    securities, corporate and government debt,
                                    foreign securities, futures and options.

       Equity-Income Trust          Seeks to provide substantial dividend income
                                    and also long-term capital appreciation. To
                                    do this, the Portfolio invests at least 80%
                                    of its net assets in equity securities, with
                                    65% in common stocks of well-established
                                    companies paying above-average dividends.

                               JOHN HANCOCK TRUST



 John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D - Optional Guaranteed Minimum
                             Withdrawal Benefits).



T. ROWE PRICE ASSOCIATES, INC.
(CONTINUED)
       Health Sciences Trust        Seeks long-term capital appreciation. To do
                                    this, the Portfolio invests at least 80% of
                                    its net assets in common stocks of companies
                                    engaged in the research, development,
                                    production, or distribution of products or
                                    services related to health care, medicine,
                                    or the life sciences.

       Small Company Value Trust    Seeks long-term growth of capital. To do
                                    this, the Portfolio invests at least 80% of
                                    its net assets in small companies whose
                                    common stocks are believed to be
                                    undervalued.

TEMPLETON GLOBAL ADVISORS LIMITED
       Global Trust                 Seeks long-term capital appreciation. To do
                                    this, the Portfolio invests primarily in the
                                    equity securities of companies located
                                    throughout the world, including emerging
                                    markets.

TEMPLETON INVESTMENT COUNSEL, LLC
       International Value          Seeks long-term growth of capital. To do
       Trust (8)                    this, the Portfolio invests at least 65% of
                                    its total assets in equity securities of
                                    companies located outside the U.S.,
                                    including in emerging markets.

UBS GLOBAL ASSET MANAGEMENT
(AMERICAS) INC.
       Global Allocation Trust      Seeks total return, consisting of long-term
                                    capital appreciation and current income. To
                                    do this, the Portfolio invests in equity and
                                    fixed income securities of issuers located
                                    within and outside the U.S. based on
                                    prevailing market conditions.

VAN KAMPEN (A REGISTERED TRADE
NAME OF MORGAN STANLEY INVESTMENT
MANAGEMENT INC.)
       Value Trust                  Seeks to realize an above-average total
                                    return over a market cycle of three to five
                                    years, consistent with reasonable risk. To
                                    do this, the Portfolio invests at least 65%
                                    of its total assets in equity securities
                                    which are believed to be undervalued
                                    relative to the stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP
       Investment Quality Bond      Seeks to provide a high level of current
       Trust                        income consistent with the maintenance of
                                    principal and liquidity. To do this, the
                                    Portfolio invests at least 80% of its net
                                    assets in bonds rated investment grade,
                                    focusing on corporate bonds and U.S.
                                    government bonds with intermediate to longer
                                    term maturities.

       Mid Cap Intersection         Seeks long-term growth of capital. To do
       Trust                        this, the Portfolio invests at least 80% of
                                    its net assets in equity securities of
                                    medium-sized companies with significant
                                    capital appreciation potential.

       Mid Cap Stock Trust          Seeks long-term growth of capital. To do
                                    this, the Portfolio invests at least 80% of
                                    its net assets in equity securities of
                                    medium-sized companies with significant
                                    capital appreciation potential.

       Natural Resources Trust      Seeks long-term total return. To do this,
                                    the Portfolio invests at least 80% of its
                                    net assets in equity and equity-related
                                    securities of natural resource-related
                                    companies worldwide, including emerging
                                    markets.

                               JOHN HANCOCK TRUST



 John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D - Optional Guaranteed Minimum
                             Withdrawal Benefits).



WELLINGTON MANAGEMENT COMPANY, LLP
(CONTINUED)
       Small Cap Growth Trust       Seeks long-term capital appreciation. To do
                                    this, the Portfolio invests at least 80% of
                                    its net assets in small-cap companies that
                                    are believed to offer above-average
                                    potential for growth in revenues and
                                    earnings.

       Small Cap Value Trust        Seeks long-term capital appreciation. To do
                                    this, the Portfolio invests at least 80% of
                                    its net assets in small-cap companies that
                                    are believed to be undervalued.

WESTERN ASSET MANAGEMENT COMPANY
       High Yield Trust             Seeks to realize an above-average total
                                    return over a market cycle of three to five
                                    years, consistent with reasonable risk. To
                                    do this, the Portfolio invests at least 80%
                                    of its net assets in high yield securities,
                                    including corporate bonds, preferred stocks
                                    and U.S. Government and foreign securities.

       Strategic Bond Trust         Seeks a high level of total return
                                    consistent with preservation of capital. To
                                    do this, the Portfolio invests at least 80%
                                    of its net assets in fixed income securities
                                    across a range of credit qualities and may
                                    invest a substantial portion of its assets
                                    in obligations rated below investment grade.

       U.S. Government Securities   Seeks to obtain a high level of current
       Trust                        income consistent with preservation of
                                    capital and maintenance of liquidity. To do
                                    this, the Portfolio invests at least 80% of
                                    its net assets in debt obligations and
                                    mortgage-backed securities issued or
                                    guaranteed by the U.S. government, its
                                    agencies or instrumentalities.




                         DWS SCUDDER DISTRIBUTORS, INC.
 We show the Portfolio's manager in bold above the name of the Portfolio and we list the Portfolios Alphabetically.



DEUTSCHE INVESTMENT MANAGEMENT
AMERICAS INC.
       DWS Core Fixed Income
       VIP (9)                      The Portfolio seeks high current income. The
                                    Portfolio invests for current income not capital appreciation. The Portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. DWS Equity 500 Index
                                    VIP10 The Portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the S&P 500(R) index(3), which emphasizes stocks of large US companies. The Portfolio invests at least
                                    80% of its assets in stocks of companies included in the S&P 500(R) and in derivative instruments that provide exposure to the stocks of companies in the S&P 500(R).




(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.



(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.



(3) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the mid cap range for S&P 500(R) was from $744 million to $468.29 billion, and for the S&P MidCap 400(R), was $302 million to $11.13 billion.



(4) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.



(5) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $25 million to $7.68 billion.

(6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Dow Jones Wilshire 5000 ranged from $25 million to $468.29 billion.



(7) "MSCI All Country World ex. U.S. Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalization range of the Index was $56 million to $309 billion.



(8) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.



(9) Deutsche Investment Management Americas is the Investment Advisor for the portfolio and Aberdeen Asset Management Inc. is the subadvisor.



(10) Deutsche Investment Management Americas is the Investment Advisor for the portfolio and Northern Trust Investments, N.A. is the subadvisor.



VOTING INTEREST



You instruct us how to vote Portfolio shares.



We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.



During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.



During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.



We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.



Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.



We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

Contracts may have been issued to fund Qualified Plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types"). The Contracts is also designed so that it may be used with Non-Qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.


Effective September 25, 2007, we ceased offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA) unless, (a) we previously issued Contracts to that retirement plan and (b) the Purchase Payments to the new Contract were sent to us directly by your employer or the plan's administrator. We will not knowingly accept transfers from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a Section 403(b) Qualified Plan. We will require certain signed documentation in the event:



      - you purchased a Contract prior to September 25, 2007 that is intended to qualify under a Section 403(b) Qualified Plan; and



      - you direct us on or after September 25, 2007 to transfer some or all of your Contract Value to another annuity contract or other investment under a Section 403(b) Qualified Plan.



In the event that we do not receive the required documentation, and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.


ELIGIBLE GROUPS

John Hancock USA has issued group contracts to Venture(R) Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

ACCUMULATION PERIOD PROVISIONS

We impose limits on the minimum amount of subsequent Purchase Payments.

Purchase Payments


You make Purchase Payments to us at our Annuities Service Center. Except as noted below, the minimum initial Purchase Payment you paid for the Contract was $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. However, if you elected the optional Payment Enhancement Rider (previously known as the optional "Payment Credit" Rider) (only available in New York), the minimum initial Purchase Payment was $10,000.


We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, you must obtain our approval in order to make the Purchase Payment.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

      - You purchased your Contract through a 1035 exchange or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.

      - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

      - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000.

      - You purchased a Contract that will be used within our Individual 401(k) Program.

      - You purchased a new Qualified Plan Contract under an already existing qualified retirement plan AND the plan is currently invested in one or more qualified retirement plan Contracts established prior to June 1, 2004.

      - You purchased multiple Contracts issued in conjunction with a written Retirement Savings Plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, John Hancock USA may cancel a Contract at the end of any two consecutive Contract Years in which no Purchase Payments have been made, if both:

      - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

      - the Contract Value at the end of such two year period is less than $2,000.

Contracts issued by John Hancock New York may be cancelled at the end of any three consecutive Contract Years in which no Purchase Payments have been made as described above.


As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 Contract Fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").



You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of subsequent Purchase Payments at any time by notifying us in writing (or by telephone or internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section below).



The Optional Payment Enhancement Rider was only available in New York.



Payment Enhancement



The optional Payment Enhancement Rider (previously known as the optional "Payment Credit" Rider) was not available for John Hancock New York Contracts issued prior to January 1, 2001 or for any John Hancock USA Contract. The Payment Enhancement Rider was only available with Contracts issued in New York by John Hancock New York. You may only have elected the Payment Enhancement Rider at issue and once elected the Payment Enhancement Rider is irrevocable. The minimum initial Purchase Payment required to elect the Payment Enhancement Rider was $10,000. We imposed an additional fee for the Payment Enhancement Rider and Contracts with this feature will be subject to a higher withdrawal charge for a longer period of time.



If you elected the Payment Enhancement Rider, we will add a Payment Enhancement to your Contract when you make a Purchase Payment. The Payment Enhancement is equal to 4% of the Purchase Payment and is allocated among Investment Options in the same proportion as your Purchase Payment. For John Hancock New York Contracts issued on or after July 12, 2004 and prior to November 1, 2004, the Payment Enhancement was 5%. The Payment Enhancement Rider is funded from John Hancock New York's General Account.



PURCHASE PAYMENTS WHICH ARE NOT ELIGIBLE FOR A PAYMENT ENHANCEMENT. If the Owner's spouse is the Beneficiary, the spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.



RIGHT TO REVIEW CONTRACT. If you exercise your right to return your Contract during the "ten day right to review period," John Hancock New York will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. Therefore, you bear the risk that if the market value of the Payment Enhancement has declined, we will still recover the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement will not be deducted from the amount paid to you. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, John Hancock New York will return the Purchase Payments if this is greater then the amount otherwise payable.



TAX CONSIDERATIONS. Payment Enhancements are not considered to be "investment in the Contract" for income tax purposes (see "VII. Federal Tax Matters").



MATTERS TO CONSIDER ABOUT THE PAYMENT ENHANCEMENT RIDER. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement Rider as opposed to a Contract without a Payment Enhancement Rider. For example, the higher charges for a Contract with a Payment Enhancement Rider may over time exceed the amount of the Payment Enhancement Rider and any earnings thereon. Before making additional Purchase Payments, you and your financial adviser should consider:


      -     The length of time that you plan to own your Contract;

      -     The frequency, amount and timing of any partial surrenders;

      -     The amount and frequency of your Purchase Payments.

Choosing the Payment Enhancement Rider is generally advantageous except in the following situation: if you intend to make a single Purchase Payment to your Contract or a high initial Purchase Payment relative to renewal Purchase Payments and you intend to hold your Contract for more than 11 years.



We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement Rider include the withdrawal charge and the asset based charges (see "VI. Charges and Deductions").



If you are considering making additional payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement Rider may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement Rider on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Internal Revenue Code, as amended. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix B:
"Qualified Plan Types").



ADDITIONAL CHARGES FOR THE PAYMENT ENHANCEMENT RIDER. If you elected the Payment Enhancement Rider, the Separate Account annual expenses are increased by 0.35%. The guaranteed interest rate on Fixed Investment Options is reduced by 0.35%. In addition, each Purchase Payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement Rider is elected is 8% (as opposed to 6% with no Payment Enhancement Rider) and the withdrawal charge period is 8 years if the Payment Enhancement Rider is elected (as opposed to 7 years with no Payment Enhancement Rider).


Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.


We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.


We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.


We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.


Value of Accumulation Units


The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.



We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:


      - your Purchase Payment transaction is complete before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or


      - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading of the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Sub-Account from one Business Day to the next (the "Valuation Period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Sub-Account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:


      - the net asset value per share of a Portfolio share held in the Sub-Account determined at the end of the current valuation period; plus



      - the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.



Where (b) is the net asset value per share of a Portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.


Where (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for Separate Account annual expenses.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.


You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If the amount remaining in an Investment Account after a transfer would be less than $100, we may transfer the entire amount instead of the requested amount.


Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.


Investment Options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.


We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.


To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period;

      -     restricting the dollar amount of transfers;

      - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

      -     restricting transfers into and out of certain Sub-Account(s).


In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).


While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.


In addition to the transfer restrictions that we impose, the John Hancock Trust and DWS Scudder Portfolios also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments (except under a Rider - see Appendix D - "Optional Guaranteed Minimum Withdrawal Benefits").

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

We will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the telephone number or internet address shown on the first page of this Prospectus.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

      -     Any loss or theft of your password; or

      -     Any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.


All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.


We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel are abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing Programs.

Special Transfer Services-Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") Program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose to other Variable Investment Options until the amount in the Investment Option from which the transfer is made is exhausted. You may establish a DCA Fixed Investment Option under the DCA Program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

From time to time, we may offer special DCA Programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA Program.

The DCA Program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA Program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Sub-Account when the unit value is low; less when the unit value is high. However, the DCA Program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in the DCA Program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA Program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA Program.

Special Transfer Services - Asset Rebalancing Program


We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA Program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your register representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.



For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing on the following time schedules:


      - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

      - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

      - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges and tax liability as a result.

Withdrawals


During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any unpaid loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.


When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."

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


There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we may treat the partial withdrawal as a total withdrawal of the Contract Value.


We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

      - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      -     trading on the New York Stock Exchange is restricted;

      - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

      - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.


IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issues with an optional minimum guarantee withdrawal benefit Rider, your guarantee may be Reset. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit rider then available.


TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix B: "Qualified Plan Types").

You may make Systematic "Income Plan" withdrawals

Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts participating in the dollar cost averaging program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or the applicable Annuities Service Center. We do not charge a fee to participate in the IP program.

Optional Guaranteed Minimum Withdrawal Benefits


Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Principal Plus (formerly known as "Guaranteed Principal Plus") and Principal Plus for Life (formerly known as "Guaranteed Principal Plus for Life") optional benefit Riders that may provide guaranteed withdrawal benefits under the Contract you purchased. In addition, please see Appendix D for a general description of the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life Plus Automatic Annual Step-up, and Principal Returns optional benefits Riders for which you may be eligible to exchange any currently owned guaranteed minimum withdrawal benefits Rider. Please see "Appendix F: Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders," for information on the availability of these additional Riders. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Bonus if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "Step-up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.


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If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefits During Accumulation Period


The Contracts described in this Prospectus provide for the distribution of death benefits if a Contract Owner dies before a Contract's Annuity Commencement Date.


AMOUNT OF DEATH BENEFIT. If any Owner dies, the Death Benefit payable under the Contract will be the greater of:

            -     the Contract Value; or

            -     the Minimum Death Benefit.


If there is any Debt, the Death Benefit equals the amount described above less the Debt under the Contract.

If the oldest Owner had an attained age of less than 81 years on the Contract Date, the Minimum Death Benefit will be determined as follows:

      - During the first Contract Year, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals.

      - During any subsequent Contract Year, the Minimum Death Benefit will be the greater of (i) or (ii), where:

      - is the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals; and

      - is the greatest Anniversary Value prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with partial withdrawals, since that Contract Anniversary.

If the oldest Owner had an attained age of 81 or greater on the Contract Date, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:

            (i) is equal to the death benefit prior to the withdrawal; and

            (ii) is equal to the partial withdrawal amount divided by the
                 Contract Value prior to the partial withdrawal.

DETERMINATION OF DEATH BENEFIT. We determine the death benefit on the date we receive written notice and "proof of death" as well as all required claims forms from all beneficiaries at our Annuities Service Center shown on the first page of this Prospectus. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

      -     a certified copy of a death certificate; or

      - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -     any other proof satisfactory to us.


If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.


DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts." Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix
B: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.


We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account (JHSAA). Similar to a checking account, the JHSAA provides the beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.



If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following:


      -     The Beneficiary will become the Owner.

      - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

      -     No Additional Purchase Payments may be made.

      -     We will waive withdrawal charges for all future distributions.


      - If the deceased Owner's spouse is the Beneficiary, the surviving spouse continues the Contract as the new Owner. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.



      - If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.



      - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.


We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date. For any subsequent calculations on the death benefit prior to the Maturity Date, we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.



A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.


Optional Enhanced Death Benefits

Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased:

      - Enhanced Earnings Death Benefit. (Not available in New York or Washington.) Under the Enhanced Earnings Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under the Enhanced Earnings Rider, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) are less than 70 years old when we issue a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) is 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. The Enhanced Earnings Death Benefit was available only at Contract issue and cannot be revoked once elected.

      - Accelerated Beneficiary Protection Death Benefit. (Not available in New York or Washington) John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit Rider between December, 2003 and December, 2004. The Accelerated Beneficiary Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Accelerated Beneficiary Protection Death Benefit replaces any other death benefit under the Contract. The Accelerated Beneficiary Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General


Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract or a later date if we consent to the change. Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VII. Federal Tax Matters"). Distributions may be required from Qualified Contracts before the Maturity Date.



When John Hancock New York issues a Contract in New York, the Maturity Date is the date the oldest Annuitant obtains age 90, unless the Contract's specifications page states otherwise or you later change the date.



When John Hancock USA issues a Contract outside New York, the Maturity Date is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.



You should review your Contract carefully to determine the Maturity Date applicable to your Contract.



You may specify a different Maturity Date at any time by written request at least one month before both the previously specified and the new Maturity Date. The new Maturity Date may not be later than the previously specified Maturity Date unless we consent. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VII. Federal Tax Matters"). Distributions from Qualified Contracts may be required before the Maturity Date.



You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any unpaid loans, in one lump sum to the Annuitant on the Annuity Commencement Date.


Annuity Options


      - Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default, a Fixed Annuity option in the form of a life annuity with payments guaranteed for ten years as described below. We will determine annuity payments based on the Investment Account value of each Investment Option at the Maturity Date. Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:you will no longer be permitted to make any withdrawals under the Contract;



      - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;



      -     we may not change the Annuity Option or the form of settlement; and



      -     your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.


ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:


      OPTION 1(a): NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

      OPTION 1(b): LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

      OPTION 2(a): JOINT & SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

      OPTION 2(b): JOINT & SURVIVOR LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

In addition to the foregoing Annuity Options which we are contractually obligated to offer at all times, we currently offer the following Annuity Options. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

      OPTION 3: LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 5, 15 OR 20 YEARS - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.


      OPTION 4: LIFETIME ANNUITY WITH CASH REFUND - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.



      OPTION 5: JOINT LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 20 YEARS - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.



      OPTION 6: JOINT & TWO-THIRDS SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.



      OPTION 7: PERIOD CERTAIN ONLY ANNUITY FOR 10, 15 OR 20 YEARS - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its "Commuted Value" after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)



ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit Riders or exchanged the Rider you purchased with another guaranteed minimum withdrawal benefit Rider (i.e., an Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or Principal Returns optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus for Life or an Income Plus for Life - Joint Life Rider. For the Income Plus for Life
- Joint Life Rider, this Annuity Option is available only if one Covered Person (see "Income Plus for Life Series Guaranteed Minimum Withdrawal Benefit Rider Definitions" in Appendix D), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



      - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or



      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)



GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus for Life - Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



      - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or



      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)



GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain-- This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Annuity Commencement Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.



We determine the annual amount of Fixed Annuity payments under this option as the greater of:



      - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit rider that you purchased with your Contract, or



      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.



GMWB Alternate Annuity Option 4: Fixed Period Certain Only - This Annuity Option is available only if:



      - you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or a Principal Returns optional benefit Rider; and



      - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.



This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)



We determine the annual amount of Fixed Annuity payments under this option as the greater of:



      (a) the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or the Principal Returns Rider that you purchased with your Contract, or




      (b) the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.



FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:



      - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments" below for a description of an "Annuity Unit");


      - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

      - calculating the present value of these payments at the assumed interest rate of 3%.


If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.



PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender in the manner described above.



If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a x {1 - ((b / c) / d)}, where:



      a equals the number of Annuity Units used to determine future payments before the commutation;



      b equals the dollar amount requested to be paid out as part of the commutation;




      c equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and



      d equals the Annuity Unit value on the day of the commutation is executed.




For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.


You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.

FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Benefit Payment


We determine the first Variable Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.


The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity benefit payment will be.

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

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Sub-Accounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity benefit payment from each Sub-Account by the Annuity Unit value of that Sub-Account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Sub-Account is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity benefit payment is due, and the resulting amounts for each Sub-Account are then totaled to arrive at the amount of the annuity benefit payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity benefit payment.


We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on page 31). The value of an Annuity Unit for each Sub-Account for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Sub-Account (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.



We build a 3% assumed interest rate is built into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment returns which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.04%.


Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period


once variable annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. you must submit your transfer request to our annuities service center at least 30 DAYS BEFORE the due date of the first annuity benefit payment to which your transfer will apply. we will make transfers after the annuity commencement date by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity benefit payment if it were made at that time would be the same amount that it would have been without the transfer. thereafter, annuity payments will reflect changes in the value of the annuity units for the new sub-account selected. we reserve the right to limit, upon notice, the maximum number of transfers a contract owner may make per contract year to four. once annuity payments have commenced, a contract owner may not make transfers from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option. in addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio. we also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.


We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider and the last surviving Covered Person dies. Please read "Appendix D" for additional information.


Optional Guaranteed Minimum Income Benefits

Please see Appendix E: "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Benefit Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders cannot be revoked once elected.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract within the permitted time.

Right to Review


You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.



No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable. If you purchased your Contract in New York with the optional Payment Enhancement Rider, we will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. See "Payment Enhancement" for additional information.


If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing contract.

(Applicable to Residents of California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.

You own the Contract.

Ownership


Prior to the Maturity Date, the Contract Owner is the person designated in the Contract or certificate specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.



In the case of Non-Qualified Contracts, Ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes. A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.



You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.


In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

GROUP CONTRACTS (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual contract to an applicant acceptable to us. We reserve the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner's ability to exercise such rights and privileges.

In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge as to any Contract issued after the effective date of the modification.

All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract. Prior to the Maturity Date, an Owner is the person designated in an application or as subsequently named. On and after a certificate's Maturity Date, the Annuitant is the Owner and after the death of the Annuitant, the Beneficiary is the Owner. In the case of Non-Qualified Contracts, ownership of the Contract may be changed at any time. In the case of Non-Qualified Contracts, an Owner may assign his or her interest in the Contract during the lifetime of the Annuitant prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. Assigning a Contract or interest therein, or changing the ownership of a Contract, may be treated as a distribution of all or a portion of the Contract Value for Federal tax purposes. Any change of ownership or assignment must be made in writing. Any change must be approved by us. Any assignment and any change, if approved, will be effective as of the date on which written. We assume no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.

ACCEPTANCE OF CONTRACTS. John Hancock USA has discontinued acceptance of new applications and issuance of new group contracts.

The Annuitant is either you or someone you designate.

Annuitant


The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuity Service Center. We must approve any change.



On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.


If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary


The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuity Service Center. We must approve the change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.


Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity payment rates and the market value charge as to any Contracts issued after the effective date of the modification.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA Program (see "Special Transfer Services-Dollar Cost Averaging Program" for details). However, we may make available Fixed Investment Options under the Contract in the future. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA Program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.


You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.


Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.


RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.


MARKET VALUE CHARGE. Any amount withdrawn, transferred or borrowed from an Investment Account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The purpose of the charge is to compensate us for our investment losses on amounts withdrawn, transferred or borrowed prior to the Maturity Date. The formula for calculating this charge is set forth below. A market value charge will be calculated separately for each Investment Account affected by a transaction to which a market value charge may apply. The market value charge for an Investment Account will be calculated by multiplying the amount withdrawn or transferred from the Investment Account by the adjustment factor described below. In the case of group contracts issued by John Hancock USA, John Hancock USA reserves the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.

The adjustment factor is determined by the following formula: 0.75 x (B-A) x C/12 where:


      A - The guaranteed interest rate on the Investment account.

      B - The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn.

      C - The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

The total market value charge will be the sum of the market value charges for each Investment Account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the Investment Account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

We make no market value charge on withdrawals from the Fixed Investment Option in the following situations:

      -     death of the Owner;

      -     amounts withdrawn to pay fees or charges;

      - amounts applied at the Maturity Date to purchase an annuity at the guaranteed rates provided in the Contract;

      - amounts withdrawn from Investment Accounts within one month prior to the end of the guarantee period;

      -     amounts withdrawn from a one-year Fixed Investment Option; and

      - amounts withdrawn in any Contract Year that do not exceed 10% of (i) total Purchase Payments less (ii) any prior partial withdrawals in that Contract Year.


In no event will the market value charge:


      - be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an Investment Account exceed an annual rate of 3%;

      - together with any withdrawal charges for an Investment Account be greater than 10% of the amount transferred or withdrawn; or

      - reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.

The cumulative effect of the market value and withdrawal charges could result in a Contract Owner receiving total withdrawal proceeds of less than the Contract Owner's Purchase Payments.


WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals."



We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).



If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.



The market value charge described above may apply to withdrawals from any Investment Option except for a one year Investment Option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the Investment Option and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining Investment Account value.



Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix B: "Qualified Plan Types."



LOANS. We offer a loan privilege only to owners of Contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Loans" (see "VII. Federal Tax Matters"). The market value charge described above may apply to amounts transferred from the fixed Investment Accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred. THE LOAN PRIVILEGE WILL NOT BE AVAILABLE TO SUCH CONTRACTS IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS.


CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions


We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefits fees , see Appendix C:
"Optional Enhanced Death Benefits," "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits," and Appendix E: "Optional Guaranteed Minimum Income Benefits." .


WITHDRAWAL CHARGES


If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) Payment Enhancements and earnings attributable to Payment Enhancements, iii) certain other "free withdrawal amounts," described below or iv) Purchase Payments that have been in the Contract for more than 7 complete Contract Years (8 complete years if you elected the Payment Enhancement Rider in New York). In any Contract Year, the free withdrawal amount for that year is the greater of: (i) 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and (ii) the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments). We allocate any free withdrawal amount first to withdrawals from Variable Investment Options and then to withdrawals from the Fixed Investment Options.



We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a Free Withdrawal Amount. In any Contract Year, the free withdrawal amount for that year is the greater of:



      - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and



      - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).



Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.



Upon a full surrender of a John Hancock USA Contract issued on or after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.



We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being "liquidated" by the applicable withdrawal charge percentage shown below:


                            MAXIMUM WITHDRAWAL CHARGE
                     (as a percentage of Purchase Payments)


                JOHN HANCOCK USA          JOHN HANCOCK NEW YORK               JOHN HANCOCK NEW YORK
                                    (WITHOUT PAYMENT ENHANCEMENT RIDER)  (WITH PAYMENT ENHANCEMENT RIDER)
First Year             6%                            6%                                 8%
Second Year            6%                            6%                                 8%
Third Year             5%                            5%                                 7%
Fourth Year            5%                            5%                                 7%
Fifth Year             4%                            4%                                 5%
Sixth Year             3%                            3%                                 4%
Seventh Year           2%                            2%                                 3%
Eighth Year            0%                            0%                                 1%
Thereafter             0%                            0%                                 0%



We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

We generally impose no withdrawal charge on distributions made as a result of the death of the Contract Owner, or if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.


Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A to this Prospectus. In the case of group annuity Contracts issued by John Hancock USA, John Hancock USA reserves the right to modify the withdrawal charge as to certificates issued after the effective date of a change specified in written notice to the group holder.

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA only)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

      - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any
            Annuitant unless   the Owner is a non-natural person;

      -     the confinement began at least one year after the Contract Date;

      -     confinement was prescribed by a "Physician";


      - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and


      - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitant(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and was not available for Contracts issued prior to May 1, 2002. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

ANNUAL CONTRACT FEE


We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and us in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, the fee will be waived. During the Accumulation Period, we deduct the annual Contract fee on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If you withdraw the entire Contract on a day other than the last day of any Contract Year, however, we will deduct the $30 Contract fee from the amount paid. During the Pay-out Period, we deduct the fee on a pro-rata basis from each annuity payment.


ASSET-BASED CHARGES

We deduct asset-based charges on a daily basis for administration, distribution and mortality and expense risks, assuming no optional benefit has been elected. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct a daily charge in an amount equal to 0.15% of the value of each Variable Investment Option on an annual basis deducted from each Sub-Account to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity benefit payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period"). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge. The charge is an amount equal to 1.25% of the value of the Variable Investment Options on an annual basis. In the case of individual Contracts, the rate of the mortality and expense risks charge cannot be increased. In the case of group contracts, the rate of the mortality and expense risks charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:


      - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;



      - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;



      - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;



      - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;



      - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;


      - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of group contracts, we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed.


In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your broker-dealer.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


                 PREMIUM TAX RATE(1)
STATE OR     QUALIFIED        NON-QUALIFIED
TERRITORY    CONTRACTS          CONTRACTS
CA              0.50%              2.35%
GUAM            4.00%              4.00%
ME(1)           0.00%              2.00%
NV              0.00%              3.50%
PR              1.00%              1.00%
SD(1)           0.00%              1.25%(2)
WV              1.00%              1.00%
WY              0.00%              1.00%



(1)     Based on the state or residence at the time the tax is assessed.



(2)     We pay premium tax upon receipt of Purchase Payment.



(3)     0.80% on Purchase Payments in excess of $500,000.

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS


We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent an investment return on Separate Account assets that is passed through to Contract owners.


The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS


At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax advisor for information on any optional benefit Riders.



When you take a withdrawal under a Non-Qualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider (i.e., Principal Plus for Life, or Principal Plus), using the Contract Value. See Appendix D for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments," below.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NON-QUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax.) If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-Qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.


As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.


Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

      - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

      - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

      - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

      - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

      - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

      - received on or after the date on which the Contract Owner reaches age 59 1/2;

      - attributable to the Contract Owner becoming disabled (as defined in the tax law);

      - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

      - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

      -     made under a single-premium immediate annuity contract; or

      - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts


IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISOR BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.


We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)


The Contracts are also available for use in connection with certain types of retirement plans, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax advisor and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.



Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.



Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs

(other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.


Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

      - received on or after the date on which the Contract Owner reaches age 59 1/2;

      - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

      - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.



These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.


When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.


Rollovers and Transfers


If permitted under your plan, you may make distribution:


      - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;



      - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;



      - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or



      - froma retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, take the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in
Section 457(b) of the Code and transfer it to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to trustee transfer of plan assets.



WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS. Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in
Section 457(b) of the Code, will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and
(iii) if applicable, certain hardship withdrawals.



Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. (See "Conversions and Rollovers to Roth IRAs," below.)



If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D for information about the impact of withdrawals on optional benefit Riders.



We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.



Conversions and Rollovers to Roth IRAs



You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:



      -     you have adjusted gross income over $100,000; or



      -     you are a married tax payer filing a separate return.



The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.



If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D for information about the impact of withdrawals on optional benefit Riders.



We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you will pay the tax due on the conversion of a Qualified Contract to a Roth IRA from resources outside of the Contract. Similarly, you may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.


Loans


A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.


Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.


SEE YOUR OWN TAX ADVISOR



The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

(for Contracts issued by John Hancock USA)

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a Variable Annuity Contract issued under the ORP only upon:

      - termination of employment in the Texas public institutions of higher education;

      -     retirement;

      -     death; or

      -     the participant's attainment of age 70 1/2.

Accordingly, before any amounts may be distributed from the Contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP. Loans are not available under Contracts subject to the ORP.

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc. or "NASD").



We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the Contracts described in this Prospectus that they would not pay in connection with the sale of other Contracts issued by unaffiliated companies.

A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the Contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7% of Purchase Payments. In addition, beginning one year after each Purchase

Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges And Deductions").

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and NASD rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2006, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker dealers may receive additional payments from us, either directly or through JH Distributors and its affiliates, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements payments may include, for example, payments in connection with the firm's "due diligence" examination of the Contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions contests and/or contests promotions in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards,. as my be permitted by applicable NASD rules and other applicable laws and regulations,

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

            Appendix A: Examples of Calculation of Withdrawal Charge


EXAMPLE 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, there are no partial withdrawals, and the Payment Enhancement Rider is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.


                                                          WITHDRAWAL CHARGE
CONTRACT     HYPOTHETICAL  FREE WITHDRAWAL    PAYMENTS    -----------------
  YEAR     CONTRACT VALUE      AMOUNT        LIQUIDATED   PERCENT   AMOUNT
--------   --------------  ---------------   ----------   -------   -------
    2          $55,000         $5,000(1)     $50,000        6%      $3,000
    4           50,500          5,000(2)      45,500        5%       2,275
    6           60,000         10,000(3)      50,000        3%       1,500
    7           35,000          5,000(4)      45,000(4)     2%         900
    8           70,000         20,000(5)      50,000        0%           0

During any Contract Year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

(1) In the second Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free withdrawal amount).

(2) In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments (50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free withdrawal amount).

(3) In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (Contract Value less free withdrawal amount).

(4) In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000), so the free withdrawal amount is equal to 10% of payments (50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount. This calculation only applies to John Hancock USA Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for any John Hancock New York Contract, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

(5) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 7 years.


EXAMPLE 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, the Payment Enhancement Rider is not elected, and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.


                                                                     WITHDRAWAL CHARGE
 HYPOTHETICAL    PARTIAL WITHDRAWAL   FREE WITHDRAWAL    PAYMENTS    ------------------
CONTRACT VALUE       REQUESTED            AMOUNT        LIQUIDATED   PERCENT    AMOUNT
--------------   ------------------   ---------------   ----------   -------    ------
   $65,000            $2,000             $15,000(1)       $    0        5%       $  0
    49,000             5,000               3,000(2)       $2,000        5%       $100
    52,000             7,000               4,000(3)        3,000        5%        150
    44,000             8,000                   0(4)        8,000        5%        400

The free withdrawal amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.


(1) For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.


(2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since 2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.


(3) The Contract has increased in value to 52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 <0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.


(4) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions


In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.


The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

      -     made after the Owner attains age 59 1/2;

      -     made after the Owner's death;

      -     attributable to the Owner being disabled; or

      -     a qualified first-time homebuyer distribution within the meaning of
            Section 72(t)(2)(F) of the Code.


In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.



If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or, beginning in 2008, directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

      -     you have adjusted gross income over $100,000; or

      -     you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.


If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


SIMPLE IRA PLANS


In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. Employers intending to use the Contract in connection with such plans should seek independent tax advice. Employers intending to use the Contract in connection with such plans should seek independent tax advice.


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK COMPETENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      -     earnings on those contributions; and

      - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                  Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional enhanced death benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the Federal Tax Matters section of the Prospectus for information about optional benefit Riders.

The following is a list of the optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

      1.    Enhanced Earnings Death Benefit - Not offered in New York or
            Washington

      2. Accelerated Beneficiary Protection Death Benefit - Not offered in New York or Washington

ENHANCED EARNINGS DEATH BENEFIT (NOT OFFERED IN NEW YORK OR WASHINGTON)

Depending on availability, you may have elected the optional Enhanced Earnings Death Benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Enhanced Earnings Death Benefit. Election of the Enhanced Earnings Death Benefit may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Enhanced Earnings Death Benefit provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Enhanced Earnings death benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:

      (i)   is equal to the Enhanced Earnings benefit prior to the withdrawal;
            and

      (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and the Enhanced Earnings Death Benefit will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Enhanced Earnings benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Enhanced Earnings benefit payable on the death of the surviving spouse, the Enhanced Earnings benefit will be equal to zero on the date of the first Contract Owner's death and the death benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Enhanced Earnings benefit.

Termination of the Enhanced Earnings Death Benefit

The Enhanced Earnings Death Benefit will terminate upon the earliest to occur of
(a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Enhanced Earnings benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Enhanced Earnings Death Benefit) as the new Owner.

Enhanced Earnings Fee

A daily charge in an amount equal to 0.20% of the value of each Variable Investment Option on an annual basis is deducted from each Sub-Account for the Enhanced Earnings Death Benefit.

Qualified Retirement Plans

If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without the Enhanced Earnings Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

THE ELECTION OF THE ENHANCED EARNINGS DEATH BENEFIT ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT (NOT OFFERED IN NEW YORK OR WASHINGTON)

Depending on availability, you may have elected the Accelerated Beneficiary Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under the Accelerated Beneficiary Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December, 2003 and December, 2004.

Once the Accelerated Beneficiary Protection Death Benefit is elected, it is irrevocable. If the Accelerated Beneficiary Protection Death Benefit is elected, the death benefit paid under the Accelerated Beneficiary Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional fee of 0.50% (as a percentage of the Accelerated Beneficiary Protection Death Benefit) is imposed for the Accelerated Beneficiary Protection Death Benefit (see "Accelerated Beneficiary Protection Death Benefit Fee" below). Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.

The death benefit paid under the Accelerated Beneficiary Protection Death Benefit ("Accelerated Beneficiary Protection Death Benefit") is determined as of the date on which written notice and proof of death and all required forms are received at the Company's Annuities Service Center in good order. The amount of the Accelerated Beneficiary Protection Death Benefit is equal to:

The "Enhanced Earnings Death Benefit" factor plus the greatest of:

      -     the Contract Value;

      -     the Return of Purchase Payments Death Benefit Factor;

      -     the Annual Step Death Benefit Factor; or

      -     the Graded Death Benefit Factor.

WE MAY OFFER OTHER OPTIONAL RIDERS WHOSE BENEFITS AND THE NAMES OF SUCH BENEFITS ARE SIMILAR TO THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE. THESE OTHER OPTIONAL RIDERS ARE SEPARATE AND DISTINCT FROM THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE, THEY CONTAIN SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.

If there is any Debt, the Accelerated Beneficiary Protection Death Benefit equals the amount described above less Debt under the Contract.

If the Beneficiary is the deceased Owner's spouse, and the Accelerated Beneficiary Protection Death Benefit is not taken in one sum immediately, the Contract and the Accelerated Beneficiary Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Accelerated Beneficiary Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Accelerated Beneficiary Protection Death Benefit, payable upon the death of the surviving spouse:

      - The Accelerated Beneficiary Protection Death Benefit paid upon the first Owner's death ("first Accelerated Beneficiary Protection Death Benefit") is not treated as a Purchase Payment to the Contract;

      - In determining the "Enhanced Earnings Death Benefit" Factor (see "Enhanced Earnings Death Benefit Factor" below), on the date the first Accelerated Beneficiary Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Accelerated Beneficiary Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Accelerated Beneficiary Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Accelerated Beneficiary Protection Death Benefit was paid will not be considered in the determination of the "Enhanced Earnings Death Benefit" Factor;

      - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Accelerated Beneficiary Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor

For purposes of the Accelerated Beneficiary Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Withdrawal Reductions" below.)

"Enhanced Earnings Death Benefit" Factor.

For purposes of the Accelerated Beneficiary Protection Death Benefit, the "Enhanced Earnings Death Benefit" factor is equal to 50% multiplied by Earnings, as defined under the "Enhanced Earnings Death Benefit" Factor calculation of the Accelerated Beneficiary Protection Death Benefit Rider. For purposes of the "Enhanced Earnings Death Benefit" Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see example and "Withdrawal Reductions" below.)

The Maximum "Enhanced Earnings Death Benefit" Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Accelerated Beneficiary Protection Death Benefit. Based on these assumptions:

      -     The "Earnings Basis" is equal to 150% of $100,000, or $150,000.

      -     "Earnings" is equal to $175,000 minus $150,000, or $25,000.

      - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.

NOTE THAT FOR PURPOSES OF THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).

Annual Step Death Benefit Factor

For purposes of the Accelerated Beneficiary Protection Death Benefit, the Annual Step Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Accelerated Beneficiary Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary (see "Withdrawal Reductions" below.)

Graded Death Benefit Factor

For purposes of the Accelerated Beneficiary Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

1. is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

  NUMBER OF COMPLETE YEARS
PAYMENT HAS BEEN IN CONTRACT    PAYMENT MULTIPLIER(1)
----------------------------    ---------------------
             0                          100%
             1                          110%
             2                          120%
             3                          130%
             4                          140%
             5                          150%

(1) If a Purchase Payment is received on or after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. THUS, FOR PURCHASE PAYMENTS MADE ON OR AFTER THE OLDEST OWNER REACHES ATTAINED AGE 71, THE BENEFIT PROVIDED BY THE GRADED DEATH BENEFIT FACTOR IS EQUAL TO THE BENEFIT PROVIDED BY THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR.

2. is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by the Accelerated Beneficiary Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options

At the current time, there are no additional Investment Option restrictions imposed when the Accelerated Beneficiary Protection Death Benefit Rider is chosen.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY THE OWNER IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

Termination of the Accelerated Beneficiary Protection Death Benefit Rider

The Owner may not terminate the Accelerated Beneficiary Protection Death Benefit Rider. However, the Accelerated Beneficiary Protection Death Benefit will terminate automatically upon the earliest of:

      -     the date the Contract terminates;

      -     the Maturity Date; or

      - the later of the date on which the Accelerated Beneficiary Protection Death Benefit is paid, or the date on which the second Accelerated Beneficiary Protection Death Benefit is paid, if the Contract and the Accelerated Beneficiary Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Accelerated Beneficiary Protection Death Benefit Fee

Prior to termination of the Accelerated Beneficiary Protection Death Benefit Rider, on each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is calculated by multiplying 0.50% by the Accelerated Beneficiary Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Accelerated Beneficiary Protection Death Benefit fee from the amount paid upon withdrawal. The Accelerated Beneficiary Protection Death Benefit fee will be determined based on the Accelerated Beneficiary Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Accelerated Beneficiary Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Qualified Retirement Plans

If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without the Accelerated Beneficiary Protection Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits


You may have elected to purchase optional benefits when you purchased a Contract. In addition, you may have opted to exchange the optional "guaranteed minimum withdrawal benefit" Rider that you initially purchased with another guaranteed minimum withdrawal benefit Rider. If available in your state, you may have selected one of the following guaranteed minimum withdrawal benefit Riders:



      -     Income Plus for Life



      -     Income Plus for Life - Joint Life



      -     Principal Plus



      -     Principal Plus for Life



      -     Principal Plus for Life Plus Automatic Annual Step-up



      -     Principal Returns



If you purchased any of these optional guaranteed minimum withdrawal benefit Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where available, we only permitted one guaranteed minimum withdrawal benefit Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.



You also may have elected an optional Enhanced Death Benefit Rider (described in Appendix C) or a Guaranteed Minimum Income Benefit Rider (described in Appendix
E).



GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS



We use the definitions that follow to describe how our guaranteed minimum withdrawal benefit ("GMWB") Riders work. Please see the separate sections on each Rider for additional details on defined terms.



AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the Covered Person attains age 95 under each of the GMWB Riders except Income Plus for Life-Joint Life and Principal Plus, where it means the older Owner attains age 95.



BENEFIT BASE means a value we use to determine the Lifetime Income Amount with the Income Plus for Life and Income Plus for Life - Joint Life Riders; please refer to the separate sections on those Riders.



BONUS OR LIFETIME INCOME BONUS, and BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means an increase in the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods." In certain marketing materials, the Bonus may be referred to as the "Deferral Credit." These terms are further defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.



BONUS PERIOD (applicable to all GMWB Riders except certain Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Contracts, and all Principal Returns Contracts) or LIFETIME INCOME BONUS PERIOD (applicable only to Income Plus for Life Series Riders) means:



      -     initially, the first 10 Contract Years;



      - each time a Step-up occurs, the Bonus Period extends to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



For Principal Plus, the Bonus Period is the first five Contract Years. Initially for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up, it was the lesser of the first ten Contract Years or each Contract Year up to the Contract Year when the Covered Person attains age 80.



COVERED PERSON is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.



EXCESS WITHDRAWAL is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.



FIRST YEAR PURCHASE PAYMENTS applies only to Principal Returns; please refer to the separate section on that Rider.



GUARANTEED WITHDRAWAL AMOUNT (for Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted. For details applicable to each of these Riders, please refer to the separate Rider sections.

GUARANTEED WITHDRAWAL BALANCE (for Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns) means generally the total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period. For details applicable to each of these Riders, please refer to the separate Rider sections.



LIFETIME INCOME AMOUNT (for all GMWB Riders except Principal Plus and Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). For details applicable to each of these Riders, please refer to the separate Rider sections.



LIFETIME INCOME DATE (for all GMWB Riders except Principal Plus and Principal Returns) means generally the date on which we determine the Lifetime Income Amount. For details applicable to each of these Riders, please refer to the separate Rider sections.



RESET means a reduction in GMWB values due to Excess Withdrawals. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.



STEP-UP means an increase in GMWB values. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.



OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS



Each of our guaranteed minimum withdrawal benefit Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders (except for Principal Plus and Principal Returns, which are described below) will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:



      - by a Bonus or "Target Amount" adjustment (see "Target Amount" on page D-13 for Income Plus for Life and page D-18 for Income Plus for Life - Joint Life) if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;



      - as a result of a Step-up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or



      -     if you make an Additional Purchase Payment up to specified limits.



Our Principal Plus and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchased the Rider. In addition, when you purchased a Principal Returns Rider, we guaranteed that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years (see "Principal Returns" below).



Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amount permitted under the terms of the Rider you select, however, we may Reset the guaranteed minimum amount. For the Principal Returns Rider, if you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.



Availability



You were permitted to elect a guaranteed minimum withdrawal benefit rider at the time you purchased a Contract, provided:



      - the Rider was available for sale in the state where the Contract was sold;



      - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and



      - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).



Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.



We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. We did not make the Income Plus for Life, Principal Plus (for Qualified Contracts), Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or Principal Returns Riders available if you were age 81 or older at the time you purchased your Contract. If you elected an Income Plus for Life - Joint Life Rider, the older of you and your spouse must not have been age 81 or older (and must both have qualified as Covered Persons).



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for another optional guaranteed minimum withdrawal benefit Rider after you purchase a Contract. Please see Appendix FE - "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.



Purchase Payments



RESTRICTIONS ON CONTRACTS WITH GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. If you purchased a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's "Settlement Phase" (see "Settlement Phase" in each separate GMWB Rider section below). Other limitations on additional payments may vary by state.



Special Purchase Payment limits on "Non-Qualified" Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:



      - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



Special Purchase Payment limits on "Qualified" Contracts (not applicable to Principal Plus, which applies Non-Qualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:



      - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
            65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;



      - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but



      - we will not accept any Purchase Payment after the oldest Owner becomes age 81.



You should consult with a qualified tax advisor regarding your guaranteed minimum withdrawal benefit Rider for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT (Applicable to Income Plus for Life and Income Plus for Life - Joint Life). Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:



      The excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits); over Any Withdrawal Amount reduced by any Purchase Payment since the later of the Lifetime Income Date or the latest:



            date of a Purchase Payment that we applied to the Benefit Base,



            Reset date, or



            effective date of a Step-up.



Examples 1d and 2d in the "Guaranteed Minimum Withdrawal Benefit Examples" at the end of this Appendix illustrate how each of these transactions affects the Benefit Base and Lifetime Income Amount.



In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:



      - (for Income Plus for Life) 5% of the Benefit Base in effect immediately after the Purchase Payment; or



      - (for Income Plus for Life - Joint Life) 4.75% of the Benefit Base in effect immediately after the Purchase Payment.



We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the Additional Purchase Payment.



IMPACT ON GUARANTEED WITHDRAWAL BALANCE AND GUARANTEED WITHDRAWAL AMOUNT AND LIFETIME INCOME AMOUNT (applicable to Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up). We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:



            In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:



                  5% of the Guaranteed Withdrawal Balance immediately after the
                        Purchase Payment; or



                  the Guaranteed Withdrawal Amount immediately prior to the
                        Purchase Payment plus an amount equal to 5% of the Purchase Payment.



            In the case of the Lifetime Income Amount, to equal the lesser of:



                  5% of the Guaranteed Withdrawal Balance immediately after the
                        Purchase Payment; or



                  the Lifetime Income Amount immediately prior to the Purchase
                        Payment plus an amount equal to 5% of the Purchase Payment.



We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.



IMPACT ON GUARANTEED WITHDRAWAL BALANCE AND GUARANTEED WITHDRAWAL AMOUNT (applicable to Principal Plus and Principal Returns). We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it:



         In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:



            - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or



            the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment. We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment.



Rider Fees



We charge an additional fee on each Contract Anniversary for a guaranteed minimum withdrawal benefit Rider, and reserve the right to increase the fee on the effective date of each Step-up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:



         on the date we determine the death benefit;



         after the Annuity Commencement Date at the time an Annuity Option begins; or



         on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the "Settlement Phase" or after the Annuity Commencement Date once an Annuity Option begins.



FEE FOR INCOME PLUS FOR LIFE SERIES RIDERS. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus for Life or Income Plus for Life - Joint Life fee on the effective date of each Step-up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary adjusted for any Step-up, Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus fee on the effective date of each Step-up. In such a situation, the Principal Plus fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The fee is equal to 0.60% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Returns fee on the effective date of each Step-up. In such a situation, the Principal Returns fee will never exceed 0.95%.



Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments



If you choose to take withdrawals under one of our guaranteed minimum withdrawal benefit Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").



When you take withdrawals:



      -     you will have the flexibility to start and stop withdrawals;



      - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);



      - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;



      - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and



      -     you reduce the Contract Value available for annuitization.

When you annuitize:



      - you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);



      - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);



      -     you will no longer have access to the Contract Value; and



      - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



Additional Annuity Options



In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a guaranteed minimum withdrawal benefit Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."



Tax Considerations



See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



No Loans under 403(b) Plans



The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our guaranteed minimum withdrawal benefit Riders.



INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS



If you elected to purchase any of our Guaranteed Minimum Withdrawal Benefit Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.



If you purchased any of our guaranteed minimum withdrawal benefit Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Under our current rules, you must invest either:



      (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or




      (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).




You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal (see "Accumulation Period Provisions - Withdrawals" on page 44). We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



Available Individual Investment Options



If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, we restrict the individual Investment Options to which you may allocate your Contract Value. These currently available Investment Options invest in the following Portfolios:



      -     American Asset Allocation Trust



      -     American Fundamental Holdings Trust



      -     American Global Diversification Trust



      -     Franklin Templeton Founding Allocation Trust



      -     Lifestyle Growth Trust (not available with Principal Returns)



      -     Lifestyle Balanced Trust



      -     Lifestyle Moderate Trust



      -     Lifestyle Conservative Trust



      -     Index Allocation Trust



      -     Money Market Trust



You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, we will not allow transfers into the restricted Investment Option and you may not allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



Available Model Allocations



You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.



None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.



WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.



CURRENT AVAILABLE MODEL ALLOCATION FOR A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. The currently available Model Allocation for any Contract issued with a guaranteed minimum withdrawal benefit Rider is:



                                 MODEL ALLOCATION
      MODEL ALLOCATION NAME          PERCENTAGE              FUND NAME
-------------------------------  ----------------   ----------------------------
Fundamental Holdings of America         15%         American International Trust
                                        25%             American Growth Trust
                                        25%         American Growth-Income Trust
                                        35%              American Bond Trust



ADDITIONAL RESTRICTED MODEL ALLOCATIONS FOR GUARANTEED PRINCIPAL PLUS. If you purchased a Contract with a Principal Plus Rider on or after December 8, 2003 (for John Hancock USA Contracts) or on or after May 10, 2004 (for John Hancock New York Contracts), but prior to August 16, 2004, you may continue to invest in one of the Restricted Model Allocations shown below if you were invested in that Model Allocation on August 16, 2004. These Restricted Model Allocations are not available for Contracts issued with Principal Plus on or after August 16, 2004. If you were invested in a Restricted Model Allocation on August 16, 2004, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in any available Fixed Investment Option under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any Variable Investment Option other than as permitted in that Model Allocation.



Restricted Model Allocations The following eight Model Allocations were available with Principal Plus for Contract issued prior to August 16, 2004 as described above. The percentages indicated in the table are the percentage allocations of each Fund currently within the Model Allocation.

The Restricted Model Allocations are:



                        Percentage of
Model Allocation Name     Allocation                     Fund Name
---------------------   -------------   ----------------------------------------
CONSERVATIVE INCOME STRATEGY (formerly, "Scudder Conservative Income Strategy"):
                           64.00%       DWS Core Fixed Income VIP
                           10.00%       Active Bond Trust
                            7.00%       Optimized All Cap Trust
                            6.00%       500 Index Trust B
                            3.00%       International Value Trust
                            2.00%       Total Stock Market Index Trust
                            2.00%       Real Estate Securities Trust
                            2.00%       Small Cap Index Trust
                            1.00%       Optimized Value Trust
                            1.00%       Global Trust
                            1.00%       International Equity Index
                            1.00%       Fundamental Value Trust

GROWTH STRATEGY (formerly, "Scudder Growth Strategy"):
                           23.00%       500 Index Trust B
                           18.00%       Optimized All Cap Trust
                           14.00%       International Value Trust
                           11.00%       DWS Core Fixed Income VIP
                            8.00%       Fundamental Value Trust
                            6.00%       Optimized Value Trust
                            5.00%       Total Stock Market Index Trust
                            5.00%       Small Cap Index Trust
                            4.00%       Real Estate Securities Trust
                            2.00%       Global Trust
                            2.00%       International Equity Index Trust
                            2.00%       Active Bond Trust

GROWTH & INCOME STRATEGY (formerly, "Scudder Growth & Income Strategy"):
                           32.00%       DWS Core Fixed Income VIP
                           17.00%       500 Index Trust B
                           15.00%       Optimized All Cap Trust
                            9.00%       International Value Trust
                            5.00%       Active Bond Trust
                            4.00%       Total Stock Market Index Trust
                            4.00%       Fundamental Value Trust
                            3.00%       Optimized Value Trust
                            3.00%       Real Estate Securities Trust
                            2.00%       Global Trust
                            2.00%       International Equity Index Trust
                            4.00%       Small Cap Index Trust

INCOME & GROWTH STRATEGY (formerly, "Scudder Income & Growth Strategy"):
                           46.00%       DWS Core Fixed Income VIP
                           13.00%       Optimized All Cap Trust
                           11.00%       500 Index Trust B
                            7.00%       Active Bond Trust
                            6.00%       International Value Trust
                            3.00%       Total Stock Market Index Trust
                            3.00%       Fundamental Value Trust
                            3.00%       Small Cap Index Trust
                            2.00%       Optimized Value Trust
                            2.00%       Global Trust Series
                            2.00%       International Equity Index Trust
                            2.00%       Real Estate Securities Trust

GROWTH FOCUS:
                           45.00%       500 Index Trust B
                           40.00%       DWS Core Fixed Income VIP
                           15.00%       Optimized All Cap Trust

                        Percentage of
Model Allocation Name     Allocation                     Fund Name
---------------------   -------------   ----------------------------------------
SECTOR FOCUS:
                           40.00%       DWS Core Fixed Income VIP
                           30.00%       Total Stock Market Index Trust
                           15.00%       Real Estate Securities Trust
                           15.00%       Optimized All Cap Trust

US ALL-CAPITALIZATION:
                           40.00%       DWS Core Fixed Income VIP
                           15.00%       500 Index Trust B
                           15.00%       Small Cap Index Trust
                           15.00%       Optimized All Cap Trust
                           15.00%       Mid Cap Index Trust

VALUE FOCUS:
                           40.00%       DWS Core Fixed Income VIP
                           30.00%       Optimized All Cap Trust
                           15.00%       Optimized Value Trust
                           15.00%       Fundamental Value Trust



(1) If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.



A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.



We reserve the right to:



      - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;



      - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;



      -     limit your ability to transfer between existing Investment Options;
            and/or



      - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.



INCOME PLUS FOR LIFE SERIES



Income Plus for Life Series Definitions



Unless specified otherwise, the following definitions apply to both the Income Plus for Life and Income Plus for Life - Joint Life Riders:



AGE 65 CONTRACT ANNIVERSARY MEANS the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:



      -     the Covered Person attains age 95 under Income Plus for Life; or



      -     the older Owner attains age 95 under Income Plus for Life-Joint
            Life.



BENEFIT BASE means:



      -     a value we use to determine the Lifetime Income Amount.

      - The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base.



      - We may adjust the Benefit Base to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.



      -     The maximum Benefit Base is $5 million.



Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount.



BONUS OR LIFETIME INCOME BONUS means an increase in the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."



BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means:



      -     Initially, the first 10 Contract Years;



      - Each time a Step-up occurs, the Bonus Period extends to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



COVERED PERSON means (for Income Plus for Life):



      - The person whose life we use to determine the duration of the Lifetime Income Amount payments;



      - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.



COVERED PERSON means (for Income Plus for Life - Joint Life):



      One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments. We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.



  (For Income Plus for Life - Joint Life Non-Qualified Contracts):



      -     both the spouses must be named as co-Owners of the Contract; or



      - if only one spouse is named as an Owner of the Contract, the other spouse must be designated as the Beneficiary of the Contract.



  (For Income Plus for Life - Joint Life Qualified Contracts):



      - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and



      -     the Owner's spouse must be the designated Beneficiary.



A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page 45 for additional information on the impact of divorce.)



EXCESS WITHDRAWAL means:



      - (for Income Plus for Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 5.0% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments;



      - (for Income Plus for Life - Joint Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 4.75% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; and



      - (for Income Plus for Life and Income Plus for Life - Joint Life) Any withdrawal you take on and after the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.



LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as:



      - (for Income Plus for Life) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



      - (for Income Plus for Life - Joint Life) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.



Any reduction or increase in the Benefit Base will result in a corresponding reduction or increase in the Lifetime Income Amount.



LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if:



      - (for Income Plus for Life) you are age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2 (age 61 in NY).



      - (for Income Plus for Life - Joint Life) both you and your spouse are age 59 1/2 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



RESET means a reduction of the Benefit Base if you take Excess Withdrawals.



STEP-UP means an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Income Plus for Life



The Income Plus for Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Covered Person is age 59 1/2 or older when you purchase the Income Plus for Life Rider (age 61 or older for Riders issued in New York), the initial Lifetime Income Amount equals 5% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 5% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime Income Amount if you take withdrawals in excess of the Lifetime Income Amount. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page D-13). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.



The version of the Income Plus for Life Rider issued in the state of New York (the "NY Income Plus for Life Rider") includes differences in five features of the Income Plus for Life Rider available outside of New York. Those features are:



      -     Lifetime Income Date;



      -     Lifetime Income Bonuses;



      -     Change of Riders;



      -     Impact of Withdrawals on Guaranteed Minimum Death Benefit; and



      -     Withdrawals under the Life Expectancy Distribution Program.



We describe the NY Income Plus for Life Rider differences in the discussions of these Income Plus for Life features. We also provide new examples (at the end of this Appendix) to illustrate hypothetical results of Contracts with a NY Income Plus for Life Rider. In all other respects, including the Rider fee, the NY Income Plus for Life Rider is the same as the Income Plus for Life Rider.



IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:



      -     the Contract Value immediately after the withdrawal; or



      -     the Benefit Base minus the Withdrawal Amount.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 5% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section, below.)



After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:



      - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or



      -     the Contract Value immediately after the Excess Withdrawal.



After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. IF YOU TAKE AN EXCESS WITHDRAWAL, IT COULD LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) AND THEN YOU TAKE AN EXCESS WITHDRAWAL, IT COULD SIGNIFICANTLY REDUCE YOUR LIFETIME INCOME AMOUNT.



In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).



We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.

The Income Plus for Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (see "Settlement Phase" in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Settlement Phase," in this section, below) The Income Plus for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



We may Reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.



We reduce your Contract Value each time you take a withdrawal.



EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus for Life, we may adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:



      - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,



      - you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 5% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.



If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on either a dollar-for-dollar or a pro rata basis (as described in you Contract) from the Guaranteed Minimum Death Benefit under the Contract. "Pro rata" means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:



      - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:



            -     the Withdrawal Amount; divided by



            -     the Contract Value before the withdrawal.



We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.



For NY Income Plus for Life Riders, we change the way we reduce the Guaranteed Minimum Death Benefit under your Contract if you limit your withdrawals (including applicable withdrawal charges) during a Contract Year:



      - (for NY Income Plus for Life Riders purchased on or after the Covered Person attains age 61) to the Lifetime Income Amount; or,



      - (for NY Income Plus for Life Riders purchased before the Covered Person attains age 61) to 5% the Benefit Base each Contract Year before the Lifetime Income Date, and to the Lifetime Income Amount for each Contract Year after that.



In these circumstances, we will deduct the entire amount of the withdrawal (including any withdrawal charges) on a dollar for dollar basis from the Guaranteed Minimum Death Benefit. We will deduct any Excess Withdrawal in the manner described above.



You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.



INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      -     by any applicable Step-up to reflect certain increases in Contract
            Value;



      - to an established Target Amount if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and



      - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 39).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.



LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Income Plus for Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



      - 7% (6% for NY Income Plus for Life Riders and for all Riders purchased prior to January 17, 2008) of total Purchase Payments to your Contract if we did not previously Step-up or Reset the Benefit Base and/or the Lifetime Income Amount; otherwise



      - 7% (6% for NY Income Plus for Life Riders and for all Riders purchased prior to January 17, 2008) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.



We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.



Step-ups will increase the Benefit Base and the Lifetime Income Amount.



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-4). The recalculated Lifetime Income Amount will equal 5% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Income Plus for Life Series Riders" on page D-5). If you decline the Step-up, the fee rate will not be increased.



Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.



Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.



TARGET AMOUNT. If you take no withdrawals under your Contract from the effective date of the Income Plus for Life Rider until the applicable "Target Date," we will calculate a "Target Amount" and increase the Benefit Base on the Target Date to equal the greater of:



      - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or



      -     the Target Amount.



The "Target Date" is the later of:



      - the 10th Contract Anniversary after the effective date of the Income Plus for Life Rider; or



      - the Contract Anniversary on or next following the date the Covered Person attains age 69.



The "Target Amount" is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.



The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy." For purposes of Income Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:



      - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or



      - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or



      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life.



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the Rider before the Covered Person attains age 59 1/2 (age 61 for NY Income Plus for Life Riders), and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. We will not, however, Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Benefit Base or Lifetime Income Amount.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Income Plus for Life's "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life benefit during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.



At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:



      - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.



      - If you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2 (age 61 for NY Income Plus for Life Riders), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).



      - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE DECEASED       THEN
OWNER IS:             INCOME PLUS FOR LIFE:
------------------    ---------------------------------------------------------
1. Not the Covered    -   may continue if the Beneficiary elects to continue
   Person and the         the Contract within the time we permit under our
   Beneficiary is         administrative rules. We will automatically increase
   the deceased           the Benefit Base to equal the initial death benefit we
   Owner's spouse         determine, if the death benefit is greater than the
                          Benefit Base prior to our determination. We will also
                          recalculate the Lifetime Income Amount to equal 5% of
                          the recalculated Benefit Base and will assess
                          the Rider Fee based on the recalculated Benefit Base.

                      - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                      - continues to be eligible for any remaining Bonus amounts and Step-ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit
                          Base, if any, to reflect the initial death benefit and any future Step-ups if we increase the rate of the Income Plus for Life fee at that time.

2. Not the Covered    -   may continue in the same manner as 1.
   Person and the
   Beneficiary is     -   enters its Settlement Phase if a subsequent withdrawal
   not the deceased       would deplete the Contract Value to zero, and the
   Owner's spouse         remaining Lifetime Income Amount for the year of
                          withdrawal is still greater than zero.

                      - does not continue to be eligible for any Bonus amounts and Step-ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus for Life fee at that time.

3. The Covered        -   ends without any further benefit.
   Person and the
   Beneficiary is
   the deceased
   Owner's spouse

4. The Covered        -   ends without any further benefit.
   Person and the
   Beneficiary is
   not the deceased
   Owner's spouse



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



TERMINATION. You may not terminate the Income Plus for Life Rider once it is in effect. However, the Income Plus for Life Rider will terminate automatically upon the earliest of:



      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



      -     the date an Annuity Option begins;



      -     the date the Contract Value and the Benefit Base both equal zero;



      -     the death of the Covered Person; or



      -     termination of the Contract.



The addition of Income Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain Age 59 1/2 (age 61 for NY Income Plus for Life Riders) and remain living for you to receive certain benefits. Furthermore, Income Plus for Life limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life is suitable for your needs, especially at older ages.



EXAMPLES. Please refer to the end of this Appendix for hypothetical examples that illustrate the benefits under Income Plus for Life.

Income Plus for Life - Joint Life



(Not available in New York or for non-Qualified Contracts in New Jersey)



Three main differences between Income Plus For Life - Joint Life and Income Plus for Life are:




      - Income Plus for Life - Joint Life offers a Lifetime Income Amount of 4.75%, where Income Plus for Life offers a Lifetime Income Amount of 5%;



      - Income Plus for Life - Joint Life guarantees withdrawals for the life of two Covered Persons (spouses), commencing on the Anniversary after the younger spouse attains age 59 1/2, where Income Plus for Life guarantees withdrawals for the life of one Covered Person, commencing on the Anniversary after that person attains age 59 1/2;



      - The age requirement for the Target Amount adjustment (in addition to the ten-year wait requirement) for Income Plus for Life - Joint Life is based on the Anniversary after the youngest spouse attains age 69, where the Target Amount adjustment age requirement (also in addition to the ten-year wait requirement) for Income Plus for Life is based on the Anniversary after the single Covered Person attains age 69.



The Income Plus for Life - Joint Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. If both you and your spouse are age 59 1/2 or older when you purchase the Income Plus for Life Rider, the initial Lifetime Income Amount equals 4.75% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 4.75% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life Rider.



If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page D-18). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.



IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the amount of that withdrawal (including withdrawal charges). If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:



      -     the Contract Value immediately after the withdrawal; or



      -     the Benefit Base minus the Withdrawal Amount for that Contract Year.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 4.75% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section below.)



After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of withdrawal charges) each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:



      - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or



      -    the Contract Value immediately after the Excess Withdrawal.



After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).



We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus for Life - Joint Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (See "Settlement Phase" in this section below.) In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Income Plus for Life - Impact of Withdrawals" on page D-11.) The Income Plus for Life - Joint Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



We may reduce Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.



We reduce your Contract Value each time you take a withdrawal.



EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase the Income Plus for Life - Joint Life Rider, we may adjust the way we calculate the death benefit payable under your Contract upon death of the first Owner (or deemed Owner if the Owner is not a natural person) to die during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:



      - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,



      - if you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 4.75% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.



If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on either a dollar-for-dollar or a pro rata basis (as described in your Contract) from the Guaranteed Minimum Death Benefit under the Contract. "Pro rata" means we reduce the Guaranteed Minimum Death Benefit by an amount equal to:



      - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:



      -     the Withdrawal Amount; divided by



      -     the Contract Value before the withdrawal.



We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.



INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      -     by any applicable Step-up to reflect certain increases in Contract
            Value;


      - to an established "Target Amount" if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and


      - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 38).



Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.



LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up or the Age 95 Contract Anniversary.



Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



      - 7% (6% for Contracts issued prior to January 17, 2008) of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise



      - 7% (6% for Contracts issued prior to January 17, 2008) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.



We will not apply any Lifetime Income Bonus; however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

Step-ups will increase the Benefit Base and the Lifetime Income Amount.



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-4). The new Lifetime Income Amount will equal 4.75% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased.



Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.



TARGET AMOUNT. If you take no withdrawals under your Contract from the Income Plus for Life - Joint Life Rider's effective date until the applicable Target Date, we will adjust the Benefit Base to equal the greater of:



      - the current Benefit Base, as adjusted by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or



      -     the Target Amount.



The "Target Date" is the later of:



      - the 10th Contract Anniversary after the effective date of the Income Plus for Life - Joint Life Rider; or



      - the Contract Anniversary on or next following the date the younger spouse would have attained age 69.



The "Target Amount" is 200% of Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.



The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life-Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Income Plus for Life - Joint Life will enter its Settlement Phase as described in "Income Plus for Life-Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life benefit during the Settlement Phase.



At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:



      - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.

      - If you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).



      - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life Rider fee (See "Fee for Income Plus for Life Series Riders" on page D-5). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.



If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Persons" above). If that happens and:



      - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



      - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



TERMINATION. The Income Plus for Life - Joint Life Rider terminates in accordance with the "Income Plus for Life-Termination" section, above.



You should consult with your registered representative to assist you in determining whether the Income Plus for Life - Joint Life Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must attain age 59 1/2 and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life Rider.



EXAMPLES. Please refer to the end of this Appendix for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life Rider.

PRINCIPAL PLUS FOR LIFE SERIES



Principal Plus for Life Series Definitions



The following definitions apply to the Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders:



AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Covered Person attains age 95.



BONUS means an increase in the Guaranteed Withdrawal Balance on each Contract Anniversary during the Rider's Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."



BONUS PERIOD means (except for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders issued prior to May 1, 2007), for the initial Bonus Period, the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



BONUS PERIOD means (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders issued prior to May 1, 2007) the first 10 Contract Years or each Contract Year up to the Contract Year in which the Covered Person attains age 80.



COVERED PERSON means:



      - The person whose life we use to determine the duration of the Lifetime Income Amount payments;



      - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.



EXCESS WITHDRAWAL means any withdrawal you take that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount, or causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount.



GUARANTEED WITHDRAWAL AMOUNT means:



      - the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted;



      - the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance;



      -     the maximum Guaranteed Withdrawal Amount at any time is $250,000.



GUARANTEED WITHDRAWAL BALANCE means:



      - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.



      - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.



      - We adjust the Guaranteed Withdrawal Balance to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.



      -     The maximum Guaranteed Withdrawal Balance at any time is $5 million.



LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.



LIFETIME INCOME DATE means the date on which we determine the Life Income Amount (under Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders). This will be the date you purchased the Rider if:



      - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step Up Riders purchased on and after March 12,
            2007) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.



      - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.

RESET means a reduction of the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount.



STEP-UP means an increase in the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount on certain Contract Anniversary dates to reflect market performance that exceeds previously calculated benefits.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.



Principal Plus, Principal Plus for Life



The optional Principal Plus and Principal Plus for Life Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders guarantee the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchased the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.



In addition, we designed the Principal Plus for Life Rider to permit you to withdraw a minimum annual amount, the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available to you as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.



IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:



      -     the Contract Value immediately after the withdrawal; or



      - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:



      -     the Guaranteed Withdrawal Amount prior to the withdrawal; or



      - 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.



Under Principal Plus for Life, we also will recalculate the Lifetime Income Amount after the Lifetime Income Date if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:



      -     the Lifetime Income Amount prior to the withdrawal; or




      - 5% of the greater of the Contract Value immediately after the withdrawal or the new Guaranteed Withdrawal Balance value.




In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or (under Principal Plus for Life) the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).



We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.



Under Principal Plus for Life, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Under Principal Plus for Life, if you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Guaranteed Withdrawal Balance value) your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

Principal Plus enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Guaranteed Withdrawal Balance immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (See "Rider Fees" and "Termination").



Principal Plus for Life enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero (see "Settlement Phase," below). The Principal Plus for Life benefit terminates if the Contract Value, Guaranteed Withdrawal Balance and Lifetime Income Amount immediately after a withdrawal are all equal to zero (see "Rider Fees" on page D-4, and "Termination," below).



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life) values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      - by any applicable "Step-up" to reflect certain increases in Contract Value; and



      - to reflect Additional Purchase Payments (see "Purchase Payments" above).



Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and (under Principal Plus for Life) the Lifetime Income Amount.



BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during a Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the Bonus Period under Principal Plus is the first 5 Contract Years. The initial Bonus Period under Principal Plus for Life is the first 10 Contract Years, or (for Contracts issued prior to May 1, 2007) each Contract Year up to the Contract Year in which the Covered Person attains age 80. For Principal Plus for Life Series Contracts issued on or after May 1, 2007, it is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or
(b) the Age 95 Contract Anniversary.



Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:



      - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise



      - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.



Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. Under Principal Plus for Life, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.



Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance (including any Bonus) on that date, we will automatically Step-up the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life), and the Rider Fee (see "Fee for Principal Plus for Life"). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the Guaranteed Withdrawal Balance value after the Step-up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase at the time of a Step-up the rate of the Rider fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Principal Plus for Life"). If you decline the Step-up, the fee rate will not be increased.



The Step-up Dates occur only while a Principal Plus or Principal Plus for Life Rider is in effect. Under Principal Plus and for Contracts issued with the Principal Plus for Life Rider before February 13, 2006, we schedule the Step-up Dates for every 3rd Contract Anniversary after the Contract Date (e.g. 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary. Contracts issued with the Principal Plus for Life Rider on and after February 13, 2006 (may vary by state) contain an enhanced schedule of Step-up Dates. Under this enhanced schedule, after the 3rd, 6th and 9th Contract Anniversary after the Contract Date, Step-up Dates under Principal

Plus for Life include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. (In Oregon, we limit the duration of Step-up Dates to a maximum of 50 Contract Years.)




If you purchased a Principal Plus for Life Rider without the enhanced schedule, we may have issued a special endorsement, in states where approved, after we issued your Contract. This special endorsement to the Principal Plus for Life Rider increases Step-up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, we will only schedule Step-up Dates under the original schedule.




Step-ups under Principal Plus. Under Principal Plus, you may elect to Step-up the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-up Date. Subject to state approval, however, we may issue a special endorsement to the Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-up within 30 days of the respective Step-up Date if you choose to make it effective.



If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.



Step-ups under Principal Plus for Life. We will automatically increase (Step-up) the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the Rider Fee as described above. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Rider Fees").



If you decline an automatic scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic Step-ups.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:



      - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or



      - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or



      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor for further information.



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, Reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount (with respect to Principal Plus for Life) if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed

Withdrawal Amount or Lifetime Income Amount, as applicable, and all withdrawals during that year were under our Life Expectancy Distribution Program.



For Principal Plus, the Company's "Life Expectancy Amount" for each year is equal to the greater of:



      - the Contract Value as of the applicable date divided by the Owner's life expectancy; or



      - the Guaranteed Withdrawal Balance as of the applicable date divided by the Owner's life expectancy.



For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.



In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a Reset of the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero. If your Contract includes Principal Plus for Life, we will make distributions as part of the "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or (with respect to Principal Plus for Life) the Lifetime Income Amount.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Under Principal Plus, the Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero. Under Principal Plus for Life, the Settlement Phase begins if total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero. During the Settlement Phase under either Rider, your Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments and we will not deduct any charge for either Rider during the Settlement Phase.



At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies, as described in the following sections.



Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.



This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of death benefit" provision of this Prospectus.



Principal Plus for Life Settlement Phase. At the beginning of Principal Plus for Life's Settlement Phase, the settlement payment amount we permit you to choose varies:



      - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount (see "Impact of Withdrawals").



      - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero (see "Life Expectancy Distribution Program"). After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.



      - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase. If the Covered Person is alive when the Guaranteed Withdrawal Balance is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.



      - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount (see "Impact of Withdrawals" above). We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Principal Plus and Principal Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.



Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE BENEFICIARY IS:             THEN PRINCIPAL PLUS:
------------------------           --------------------------------------------------------------------------
1. The deceased Owner's spouse     -    Continues if the Guaranteed Withdrawal Balance is greater than zero.

                                   -    Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect  to Step-Up the Guaranteed Withdrawal Balance if the death benefit on the date of determination is greater than the Guaranteed
                                        Withdrawal Balance.

                                   -    Enters the Settlement Phase if a withdrawal would deplete the
                                        Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal
                                        Amount and the Life Expectancy Distributions. In such cases, the
                                        Guaranteed Withdrawal Balance may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

                                   -    Continues to impose the Principal Plus fee.

                                   -    Continues to be eligible for any remaining Bonuses and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest
                                        Step-Up Date will be no later than the 30th Contract Anniversary after the Contract Date.

2. Not the deceased Owner's        -    Continues in the same manner as above, except that Principal Plus
   spouse                               does not continue to be eligible for any remaining Bonuses and Step-Ups, other than the initial Step-Up of the Guaranteed
                                        Withdrawal Balance to equal the death benefit, if greater than the
                                        Guaranteed Withdrawal Balance prior to the death benefit.





If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



                                 THEN
IF THE DECEASED OWNER IS:        PRINCIPAL PLUS FOR LIFE:
--------------------------       --------------------------------------------------------------------------------------------------
1. The Covered Person and        -   Does not continue with respect to the Lifetime Income Amount, but continues with respect to the
   the Beneficiary is the            Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is
   deceased Owner's spouse           greater than zero. We will automatically Step-up the Guaranteed Withdrawal Balance to equal the initial death benefit we determine, if greater than the Guaranteed

                                 -   Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the
                                     Guaranteed Withdrawal Withdrawal Balance prior to the death benefit. Balance is still greater than zero.

                                 -   Continues to impose the Principal Plus for Life fee.

                                 -   Continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-up, if any, and any future Step-ups if we increase the rate of the Principal Plus for Life fee at that time.

2. The Covered Person and        -   Continues in the same manner as 1, except that Principal Plus for Life does not continue to be
   the Beneficiary is not            eligible for any remaining Bonuses and Step-ups, other than the initial Step-up of the
   the deceased Owner's              Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed
   spouse                            Withdrawal Balance prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life fee at that time.

3. Not the Covered Person        -   Continues in the same manner as 1, except that Principal Plus for Life continues with respect
   and the Beneficiary is            to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been
   the deceased Owner's              determined prior to the payment of any portion of the death benefit, we will determine the
   spouse                            initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached age 59 1/2.

4. Not the Covered Person        -   Continues in the same manner as 1, except that Principal Plus for Life continues with respect
   and the Beneficiary is            to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been
   not the deceased                  determined prior to the payment of any portion of the death benefit, we will determine the
   Owner's spouse                    initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached age 59 1/2.

                                 -   In this case, Principal Plus for Life does not continue to be eligible for any remaining
                                     Bonuses and Step-ups, other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life fee at that time.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Rider, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



TERMINATION. You may not terminate either the Principal Plus or the Principal Plus for Life Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:



      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or



      - under Principal Plus, the date the Guaranteed Withdrawal Balance depletes to zero; or



      - under Principal Plus for Life, the date the Contract Value, the Guaranteed Withdrawal Balance and the Lifetime Income Amount all equal zero; or



      -     under Principal Plus, the Maturity Date; or



      -     under Principal Plus for Life, the date an Annuity Option begins; or



      -     termination of the Contract.

We impose an additional annual fee for a Principal Plus or Principal Plus for Life Rider to a Contract. Under Principal Plus for Life, the Covered Person must attain age 65 (59 1/2 for Principal Plus for Life Riders issued on or after March 12, 2007) and remain living for you to receive certain benefits. Furthermore, these Riders limit the Investment Options otherwise available under the Contract, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.



EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus and Principal Plus for Life Riders at the end of this Appendix.



Principal Plus for Life Plus Automatic Annual Step-up



This version of the Principal Plus for Life optional benefit Rider is the same as the Principal Plus for Life optional benefit Rider, except that it provides annual "Step-up Dates" and we charge a different fee (see "Rider Fees" above). Please refer to the description of Principal Plus for Life, above, for a general overview of this Rider.



IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      - by any applicable "Step-up" to reflect certain increases in Contract Value; and



      - to reflect Additional Purchase Payments (see "Purchase Payments" in "Description of the Contract - Accumulation Period Provisions").



BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during a Bonus Period if you take no withdrawals during the previous Contract Year. The initial Bonus Period under Principal Plus for Life Plus Automatic Annual Step-up is the first 10 Contract Years, or (for Contracts issued prior to May 1, 2007) each Contract Year up to the Contract Year in which the Covered Person attains age 80. For Contracts issued on or after May 1, 2007, it is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:



      - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise



      - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.



Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. Under Principal Plus for Life, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.



STEP-UPS. If you elected this Rider, we will automatically increase ("Step-up") the Guaranteed Withdrawal Balance (including any Bonus) to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary up to and including the Age 95 Contract Anniversary while the Rider is in effect, provided the Contract Value is greater than the Guaranteed Withdrawal Balance on that date (and provided you have not chosen to decline the Step-up as described under "Principal Plus for Life - Step-ups"). (In Oregon, we limit the maximum duration of Step-up Dates to 50 years.)



Each time we apply a Step-up, we will also recalculate the Guarantee Withdrawal Amount and the Lifetime Income Amount as described in "Principal Plus for Life - Step-ups" above. We also reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-up Rider fee up to a maximum rate of 1.20% of the adjusted Guaranteed Withdrawal Balance. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased. If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent annual Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic annual Step-ups.

We impose an additional annual fee for Step-ups, and we provide no assurance that your Contract Value will be sufficient on any Step-up Date to receive an increase in the guarantees we provide under a Principal Plus for Life Plus Automatic Annual Step-up Rider. The amount that may be provided by more frequent Step-up Dates under the Rider, may, over time, be more than offset by the additional fee associated with this Rider compared to the Principal Plus for Life Rider fee. Similar to Principal Plus for Life, this Rider limits the investment options otherwise available under the Contract, requires the Covered Person to attain age 65 (59 1/2 for Riders issued on or after March 12, 2007) and remain living for you to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus.



EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus for Life Plus Automatic Annual Step-up Rider at the end of this Appendix.



PRINCIPAL RETURNS



Principal Returns Definitions



The following definitions apply to the Principal Returns Rider:



AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 95.



FIRST YEAR PURCHASE PAYMENTS means the amount you pay for your Contract from the date the Rider goes into effect until the next following Contract Anniversary.



GUARANTEED WITHDRAWAL AMOUNT means:



      - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted.



      - The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance.



      -     The maximum Guaranteed Withdrawal Amount at any time is $400,000.



GUARANTEED WITHDRAWAL BALANCE means:



      - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.



      - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.



      -     The maximum Guaranteed Withdrawal Balance at any time is $5 million.



RESET means a reduction of the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount.



STEP-UP means an increase in the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount on certain anniversary dates to reflect market performance that exceeds previously calculated benefits. We use the term "withdrawal" to refer to amounts withdrawn, including any applicable withdrawal charges.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.



Description of the Principal Returns Rider



The optional Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Rider guarantees the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. In addition, when you purchase a Principal Returns Rider, we guarantee that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years.



Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may Reset the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.

IMPACT OF PURCHASE PAYMENTS AND RESTRICTIONS ON PURCHASE PAYMENTS. We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and (unless the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment) increase it to equal the lesser of:



      - 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or



      - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Purchase Payment.



Impact on Accumulation Benefit of Additional Purchase Payments during Contract Years Two through Ten. The Accumulation Benefit compares (a) your First Year Purchase Payments up to $5 million to (b) your Contract Value at the end of the first 10 Contract Years plus all fees paid for the Principal Returns Rider during that period. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the period will reflect these investments. Therefore, these Additional Purchase Payments reduce your ability to recover investment losses, if any, on your First Year Purchase Payments through the Accumulation Benefit.



Please see "Accumulation Benefit" below for further details about this feature.



Restrictions on Purchase Payments for Contracts with the Principal Returns Rider. If you purchase the Principal Returns Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during the Rider's "Settlement Phase." Other limitations on Additional Purchase Payments may vary by state.



Special Purchase Payment limits on "Non-Qualified" Contracts. If we issue your Contract other than in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Additional Purchase Payments:



      - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



Special Purchase Payment limits on "Qualified" Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:



      - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you become Age
            65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;



      - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but



      -     we will not accept any Purchase Payment after the Owner becomes age
            81.



You should consult with a qualified tax advisor regarding your Rider for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal of additional payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:



      -     the Contract Value immediately after the withdrawal; or



      - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:



      -     the Guaranteed Withdrawal Amount prior to the withdrawal; or



      - 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.



In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance and/or Guaranteed Withdrawal Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.



The Principal Returns Rider enters a "Settlement Phase" if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero (see "Settlement Phase" below). The Principal Returns Rider benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (see "Rider Fees" and "Termination").



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset (i.e., reduce) the Guaranteed Withdrawal Balance and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of the Principal Returns Rider, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:



      - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or



      - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or



      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing a Principal Returns Rider.



Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not make any further withdrawals under the program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero.



Withdrawals under the Life Expectancy Distribution program during your life expectancy (or joint life expectancy) will not be treated as a withdrawal in excess of the permitted Guaranteed Withdrawal Amount. This means that we will not Reset your Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if a withdrawal under the program causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for an Accumulation Benefit at your 10th Contract Anniversary.



Increases in Guaranteed Amounts under the Principal Returns Rider. We will increase the Guaranteed Withdrawal Balance:



      - to reflect Additional Purchase Payments (see "Impact of Purchase Payments and Restrictions on Purchase Payments" above); and



      -     by any applicable Step-up to reflect certain increases in Contract
            Value.



We will increase your Contract Value at the end of the first 10 Contract Years if:



      -     the Principal Returns Rider is in effect at that time; and



      -     you did not make any withdrawals during the first 10 Contract Years.

We describe how we calculate and apply the increase in the "Accumulation Benefit" paragraph, below.



Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance on that date, we will recalculate the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we recalculate a Step-up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Guaranteed Withdrawal Balance.



The Step-up Dates occur only while the Principal Returns Rider is in effect. We schedule the Step-up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. On a Step-up Date, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value.



We reserve the right to increase the rate of the fee on any Step-up Date, up to a maximum rate of .95%. Even if we do not increase the rate of the fee, however, each time a Step-up goes into effect the dollar amount of the Rider fee will increase to reflect the stepped-up Guaranteed Withdrawal Balance value. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-up (see "Rider Fees").



If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance at that time, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.



Accumulation Benefit(not available in Washington). When you purchase the Principal Returns Rider, we guarantee that, as long as you take no withdrawals during the first 10 Contract Years, your Contract Value at the end of this period will equal the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date.



If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and add it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.



You should consider your liquidity needs during the first 10 Contract Years before purchasing a Principal Returns Rider. You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.



SETTLEMENT PHASE. We automatically make settlement payments during the "Settlement Phase" under the Principal Returns Rider. The Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero.



At the beginning of the Principal Returns Rider's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in "Accumulation Period Provisions - Death Benefit During Accumulation Period."



This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.



Impact of Death Benefits If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of the Principal Returns Rider. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:



      -     Continues if the Guaranteed Withdrawal Balance is greater than zero.



      - Steps-up the Guaranteed Withdrawal Balance to equal the death benefit if the death benefit on the date of determination is greater than the Guaranteed Withdrawal Balance.



      - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may Reset the Guaranteed Withdrawal Balance, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).



      -     Continues to impose the Rider fee.



      - Continues to be eligible for any remaining Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-up Dates will also be measured beginning from the death benefit determination date.



      - Ends any remaining Step-ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine an Adjusted Guaranteed Withdrawal Balance and the annual Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



ADDITIONAL ANNUITY OPTION FOR CONTRACTS WITH A PRINCIPAL RETURNS RIDER. Please see "Pay-Out Period Provisions" on page 50 for a description of Annuity Options available under a Contract.



TAX CONSIDERATIONS. Please see "VII. Federal Tax Matters" on page 66 for information on tax considerations related to optional benefit Riders.



TERMINATION. You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates, automatically, however, upon the earliest of:



      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or



      - the date the Guaranteed Withdrawal Balance and the Contract Value both deplete to zero; or



      -     the date an Annuity Option under the Contract begins; or



      - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any upgrade program that we may make available in the future; or



      -     termination of the Contract.



We impose an additional annual fee for the Principal Returns Rider. Furthermore, the Rider limits the Investment Options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.

EXAMPLES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS



The following examples provide hypothetical illustrations of the benefits provided under the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns optional benefit Riders. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.



EXAMPLES 1a, 1b, 1c AND 1d ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 1a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS.



CONTRACTS ISSUED ON OR AFTER JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.



                 PURCHASE   LIFETIME INCOME   WITHDRAWAL              BENEFIT BASE ON CONTRACT
CONTRACT YEAR    PAYMENTS       AMOUNT          TAKEN       BONUS           ANNIVERSARY
-------------   ---------   ---------------   ----------   --------   ------------------------
   At issue     $ 100,000            N/A        $    0     $      0              $  100,000(1)
      1                 0            N/A             0        7,000(2)              107,000(3)
      2                 0            N/A             0        7,000                 114,000
      3                 0            N/A             0        7,000                 121,000
      4                 0            N/A             0        7,000                 128,000
      5                 0            N/A             0        7,000                 135,000
      6                 0            N/A             0        7,000                 142,000
      7                 0            N/A             0        7,000                 149,000
      8                 0            N/A             0        7,000                 156,000
      9                 0            N/A             0        7,000                 163,000
      10                0            N/A             0        7,000                 170,000
      11                0       $  8,500(4)      8,500            0                 170,000
      12                0          8,500         8,500            0                 170,000
      13                0          8,500         8,500            0                 170,000
      14                0          8,500         8,500            0                 170,000
      15                0          8,500         8,500            0                 170,000
      20                0          8,500         8,500            0                 170,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $170,000 = $8,500).

CONTRACTS ISSUED PRIOR TO JANUARY 17, 2008 OR IN NEW YORK. Assume a single Purchase Payment of $100,000 at Covered Person's age 51, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.



                                                                                    BENEFIT BASE ON
                                    LIFETIME INCOME                                     CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS       AMOUNT        WITHDRAWAL TAKEN     BONUS       ANNIVERSARY
-------------   -----------------   ---------------   -----------------   -------   ---------------
  At issue           $  100,000              N/A             $    0       $     0       $   100,000(1)
      1                       0              N/A                  0         6,000(2)        106,000(3)
      2                       0              N/A                  0         6,000           112,000
      3                       0              N/A                  0         6,000           118,000
      4                       0              N/A                  0         6,000           124,000
      5                       0              N/A                  0         6,000           130,000
      6                       0              N/A                  0         6,000           136,000
      7                       0              N/A                  0         6,000           142,000
      8                       0              N/A                  0         6,000           148,000
      9                       0              N/A                  0         6,000           154,000
     10                       0              N/A                  0         6,000           160,000
     11                       0         $  8,000(4)           8,000             0           160,000
     12                       0            8,000              8,000             0           160,000
     13                       0            8,000              8,000             0           160,000
     14                       0            8,000              8,000             0           160,000
     15                       0            8,000              8,000             0           160,000
     20                       0            8,000              8,000             0           160,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $160,000 = $8,000).



EXAMPLE 1b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                                                                                                 LIFETIME INCOME
                                       BENEFIT BASE      LIFETIME INCOME                       BENEFIT BASE ON      AMOUNT ON
                                          AFTER           AMOUNT AFTER                             CONTRACT          CONTRACT
CONTRACT YEAR    PURCHASE PAYMENTS   PURCHASE PAYMENT   PURCHASE PAYMENT   WITHDRAWAL TAKEN      ANNIVERSARY       ANNIVERSARY
-------------   ------------------   ----------------   ----------------   ----------------   ----------------   ----------------
  At issue              $  100,000         $  100,000           $  5,000                 --         $  100,000           $  5,000
     1                      10,000(1)         110,000(1)           5,500(1)        $  5,500            110,000              5,500
     2                      10,000(2)         114,500(2)           5,725(2)           5,725            114,500              5,725



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500) The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 1c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.



                                                                     HYPOTHETICAL
                                                                   CONTRACT VALUE ON
                              LIFETIME INCOME                           CONTRACT       BENEFIT BASE ON
                 PURCHASE      AMOUNT AFTER                        ANNIVERSARY PRIOR      CONTRACT
CONTRACT YEAR    PAYMENTS   PURCHASE PAYMENT    WITHDRAWAL TAKEN     TO RIDER FEE        ANNIVERSARY
-------------   ---------   -----------------   ----------------   -----------------   ----------------
  At issue      $ 100,000              --                  --                    --         $  100,000
     1                  0         $  5,000           $  5,000             $ 102,000            102,000(1)
     2                  0            5,100(1)           5,100(1)            103,514            103,514
     3                  0            5,176              5,176               105,020            105,020
     4                  0            5,251              5,251                94,013(2)         105,020(2)
     5                  0            5,251              5,251                78,793            105,020



(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $102,000 = $5,100).



(2) At the end of Contract Year 4, the Contract Value in this example, $94,013 is less than the Benefit Base of $105,020. The Benefit Base will remain at $105,020.



EXAMPLE 1d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Purchase Payments in years 2, 13 and 15, an Excess Withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.



                LIFETIME INCOME                                   HYPOTHETICAL
                 AMOUNT BEFORE     PURCHASE                         CONTRACT                      LIFETIME INCOME
CONTRACT YEAR    TRANSACTION       PAYMENTS    WITHDRAWAL TAKEN      VALUE         BENEFIT BASE       AMOUNT
-------------   ---------------   ----------   ----------------   -------------   -------------   ---------------
  At issue                         $ 100,000       $      --        $ 100,000        $ 100,000        $  5,000
     1             $ 5,000                 0          10,000(1)        85,000           85,000(1)        4,250(1)
     2               4,250            10,000(2)            0           93,500           95,000(2)        4,750(2)
     12              4,750                 0               0          120,000          120,000           6,000
     13              6,000            10,000(3)            0          130,000          130,000(3)        6,500(3)
     14              6,500                 0           6,500          123,500          130,000           6,500
     15              6,500            10,000(4)            0          130,000          133,500(4)        6,675(4)
     16              6,675                 0               0          125,000          133,500           6,675



(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,000. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 5% of the new Benefit Base (.05 x $85,000 = $4,250).



(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .05 x $95,000 = $4,750.



(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .05 x $130,000 = $6,500.



(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,500 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,500 ($130,000 + $10,000 - $6,500). The new Lifetime Income Amount is .05 x $133,500 = $6,675.

EXAMPLES 2a, 2b, 2c AND 2d ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 2a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING FOR WITHDRAWALS.



CONTRACTS ISSUED ON OR AFTER JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49 1/2, no additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.



                                                                              BENEFIT BASE ON
                 PURCHASE    LIFETIME INCOME                                     CONTRACT
CONTRACT YEAR    PAYMENTS        AMOUNT        WITHDRAWAL TAKEN     BONUS       ANNIVERSARY
-------------   ----------   ---------------   ----------------   ---------   ----------------
   At issue      $ 100,000          N/A               $    0       $      0     $  100,000(1)
      1                  0          N/A                    0          7,000(2)     107,000(3)
      2                  0          N/A                    0          7,000        114,000
      3                  0          N/A                    0          7,000        121,000
      4                  0          N/A                    0          7,000        128,000
      5                  0          N/A                    0          7,000        135,000
      6                  0          N/A                    0          7,000        142,000
      7                  0          N/A                    0          7,000        149,000
      8                  0          N/A                    0          7,000        156,000
      9                  0          N/A                    0          7,000        163,000
     10                  0          N/A                    0          7,000        170,000
     11                  0     $  8,075(4)             8,075              0        170,000
     12                  0        8,075                8,075              0        170,000
     13                  0        8,075                8,075              0        170,000
     14                  0        8,075                8,075              0        170,000
     15                  0        8,075                8,075              0        170,000
     20                  0        8,075                8,075              0        170,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $170,000 = $8,075)

CONTRACTS ISSUED PRIOR TO JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.



                                                                                       BENEFIT BASE ON
                                      LIFETIME INCOME                                     CONTRACT
 CONTRACT YEAR   PURCHASE PAYMENTS         AMOUNT       WITHDRAWAL TAKEN     BONUS       ANNIVERSARY
--------------   -----------------   ----------------   ----------------   --------   ----------------
   At issue          $ 100,000             N/A              $     0        $      0      $   100,000(1)
       1                     0             N/A                    0           6,000(2)       106,000(3)
       2                     0             N/A                    0           6,000          112,000
       3                     0             N/A                    0           6,000          118,000
       4                     0             N/A                    0           6,000          124,000
       5                     0             N/A                    0           6,000          130,000
       6                     0             N/A                    0           6,000          136,000
       7                     0             N/A                    0           6,000          142,000
       8                     0             N/A                    0           6,000          148,000
       9                     0             N/A                    0           6,000          154,000
       10                    0             N/A                    0           6,000          160,000
       11                    0        $  7,600(4)             7,600               0          160,000
       12                    0           7,600                7,600               0          160,000
       13                    0           7,600                7,600               0          160,000
       14                    0           7,600                7,600               0          160,000
       15                    0           7,600                7,600               0          160,000
       20                    0           7,600                7,600               0          160,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $160,000 = $7,600).



EXAMPLE 2b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at youngest Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                                       LIFETIME
                                                        INCOME                                       LIFETIME
                                                     AMOUNT AFTER                BENEFIT BASE ON   INCOME AMOUNT
CONTRACT                        BENEFIT BASE AFTER     PURCHASE     WITHDRAWAL      CONTRACT        ON CONTRACT
  YEAR     PURCHASE PAYMENTS     PURCHASE PAYMENT       PAYMENT       TAKEN        ANNIVERSARY      ANNIVERSARY
--------   -----------------   -------------------   ------------   ----------   ---------------   --------------
At issue     $ 100,000              $  100,000         $  4,750           --       $  100,000          $  5,000
    1           10,000(1)              110,000(1)         5,225(1)  $  5,225          110,000             5,225
    2           10,000(2)              114,775(2)         5,452(2)     5,452          114,775             5,452



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $110,000 = $5,225).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,225) = $114,775). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $114,775 = $5,451.81).

EXAMPLE 2c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2 of the youngest Covered Person, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base Steps-up at the end of Contract Years 1, 2 and 3.



                                                                             HYPOTHETICAL
                                                                          CONTRACT VALUE ON
                                    LIFETIME INCOME                            CONTRACT
                                      AMOUNT AFTER                            ANNIVERSARY        BENEFIT BASE ON
CONTRACT YEAR   PURCHASE PAYMENTS   PURCHASE PAYMENT   WITHDRAWAL TAKEN   PRIOR TO RIDER FEE   CONTRACT ANNIVERSARY
-------------   -----------------   ----------------   ----------------   ------------------   --------------------
   At issue        $ 100,000                 --                    --                  --             $ 100,000
      1                    0            $ 4,750              $  4,750           $ 102,250               102,250
      2                    0              4,857(1)              4,857(1)          104,025               104,025(1)
      3                    0              4,941                 4,941             105,800               105,800
      4                    0              5,026                 5,026              94,977(2)            105,800(2)
      5                    0              5,026                 5,026              79,882               105,800



(1) At the end of Contract Year 1, the Contract Value in this example, $102,250 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.0475 x $102,000 = $4,856.88).



(2) At the end of Contract Year 4, the Contract Value in this example, $94,977 is less than the Benefit Base of $105,800. The Benefit Base will remain at $105,800.



EXAMPLE 2d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Payments in years 2, 13 and 15, an excess withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.



                 LIFETIME INCOME                                    HYPOTHETICAL
                  AMOUNT BEFORE     PURCHASE                          CONTRACT                    LIFETIME INCOME
CONTRACT MONTH    TRANSACTION       PAYMENTS    WITHDRAWAL TAKEN        VALUE      BENEFIT BASE       AMOUNT
--------------   ---------------   ----------   ----------------   -------------   ------------   ---------------
   At issue                         $ 100,000         $      --       $ 100,000     $  100,000         $  4,750
      1              $ 4,750                0            10,000(1)       85,000         85,000(1)         4,038(1)
      2                4,038           10,000(2)              0          93,500         95,000(2)         4,513(2)
      12               4,513                0                 0         120,000        120,000            5,700
      13               5,700           10,000(3)              0         130,000        130,000(3)         6,175(3)
      14               6,175                0             6,175         123,825        130,000            6,175
      15               6,175           10,000(4)              0         130,000        133,825(4)         6,357(4)
      16               6,357                0                 0         125,000        133,825            6,357



(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,750. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 4.75% of the new Benefit Base (.0475 x $85,000 = $4,038).



(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .0475 x $95,000 = $4,513.



(3) 3 The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .0475 x $130,000 = $6,175.



(1) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,175 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Payment. The new Benefit Base equals $133,825 ($130,000 + $10,000 - $6,175). The new Lifetime Income Amount is .0475 x $133,825 =
      $6,357.

EXAMPLES 3a, 3b AND 3c ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS OPTIONAL BENEFIT RIDER.



EXAMPLE 3a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 20 Contract Years and there are no Step-ups.



                                                                                           GUARANTEED WITHDRAWAL
                                     GUARANTEED WITHDRAWAL                                  BALANCE ON CONTRACT
CONTRACT YEAR    PURCHASE PAYMENTS          AMOUNT           WITHDRAWAL TAKEN    BONUS          ANNIVERSARY
--------------   -----------------   ---------------------   ----------------   --------   ----------------------
At issue             $ 100,000                     --            $     --         $ --             $  100,000(1)
    1                        0                $ 5,000(1)            5,000            0(2)              95,000
    2                        0                  5,000               5,000(2)         0                 90,000(3)
    3                        0                  5,000               5,000            0                 85,000
    4                        0                  5,000               5,000            0                 80,000
    5                        0                  5,000               5,000            0                 75,000
    10                       0                  5,000               5,000            0                 50,000
    20                       0                  5,000               5,000            0                      0(4)



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000).



(2) In this example, withdrawals each year equal the Guaranteed Withdrawal Amount. There is no Bonus in any year that a withdrawal is taken.



(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($95,000 - $5,000 = $90,000).



(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 20 years. At the end of 20 years, the Guaranteed Withdrawal Balance is zero and the Rider will terminate.



EXAMPLE 3b. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000, an Additional Purchase Payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the Guaranteed Withdrawal Amount is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in Bonuses in those years) and there are no Step-ups.



                                    GUARANTEED WITHDRAWAL                                   GUARANTEED WITHDRAWAL
                                    AMOUNT AFTER PURCHASE                                    BENEFIT ON CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS         PAYMENT           WITHDRAWAL TAKEN     BONUS           ANNIVERSARY
-------------   -----------------   ---------------------   ----------------   ---------   ----------------------
   At issue         $  100,000           $     --                     --              --             $  100,000
      1                      0              5,000               $      0         $ 5,000(1)             105,000(1)
      2                 10,000(B)           5,750(2)                   0           5,500                120,500
      3                      0              6,025                  6,025(3)            0(4)             114,475(3)
      4                      0              6,025                      0           5,500                119,975
      5                      0              6,025                      0           5,500                125,475



(1) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The new Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 - $5,250).



(2) In this example, there is an Additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $5,250, see footnote A above. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.05 x ($105,000 + $10,000) = $5,750) or (b) the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus 5% of the Purchase Payment ($5,250 + (.05 x $10,000)) = $5,750).



(3) In this example there is a withdrawal equal to the Guaranteed Withdrawal Amount $6,025 in year 3. Since this withdrawal does not exceed the Guaranteed Withdrawal Amount, the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,500 - $6,025 = $114,475).



(4)   No Bonus is payable in any year that a withdrawal is taken.

EXAMPLE 3c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, the Owner elects to Step-up the Guaranteed Withdrawal Balance at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).



                                                                 HYPOTHETICAL CONTRACT
                          GUARANTEED WITHDRAWAL                          VALUE                    GUARANTEED WITHDRAWAL
  CONTRACT     PURCHASE   AMOUNT AFTER PURCHASE   WITHDRAWAL    ON CONTRACT ANNIVERSARY             BALANCE ON CONTRACT
    YEAR       PAYMENTS          PAYMENT            TAKEN            PRIOR TO FEE         BONUS         ANNIVERSARY
-----------   ---------   ---------------------   ----------    -----------------------   -----   ----------------------
 At issue     $ 100,000              --                  --                   --             --             $  100,000
     1                0         $ 5,000             $ 5,000            $ 102,000            $ 0                 95,000
     2                0           5,000               5,000              103,828              0                 90,000
     3                0           5,000               5,000              105,781(1)           0                105,781(1)
     4                0           5,289(2)            5,289               94,946              0                100,492
     5                0           5,289              10,000(3)            79,898(3)           0                 79,898(3)



(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289).



(3) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.05 x $79,898 = $3,995).



EXAMPLES 4a, 4b, 4c AND 4d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 4a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.



                                                                                            GUARANTEED
                            GUARANTEED                                                  WITHDRAWAL BALANCE
                 PURCHASE   WITHDRAWAL   LIFETIME INCOME                                    ON CONTRACT
CONTRACT YEAR    PAYMENTS    AMOUNT         AMOUNT         WITHDRAWAL TAKEN    BONUS        ANNIVERSARY
-------------   ---------   ----------   ---------------   ----------------   -------   ------------------
  At issue      $ 100,000        N/A           N/A            $     0         $     0     $  100,000(1)
     1                  0   $  5,000(1)        N/A                  0           5,000(2)     105,000(3)
     2                  0      5,250(3)        N/A                  0           5,000        110,000
     3                  0      5,500           N/A                  0           5,000        115,000
     4                  0      5,750           N/A                  0           5,000        120,000
     5                  0      6,000           N/A                  0           5,000        125,000
     6                  0      6,250           N/A                  0           5,000        130,000
     7                  0      6,500           N/A                  0           5,000        135,000
     8                  0      6,750           N/A                  0           5,000        140,000
     9                  0      7,000           N/A                  0           5,000        145,000
     10                 0      7,250           N/A                  0           5,000        150,000
     11                 0      7,500     $   7,500(4)           7,500               0        142,500
     12                 0      7,500         7,500              7,500               0        135,000
     13                 0      7,500         7,500              7,500               0        127,500
     14                 0      7,500         7,500              7,500               0        120,000
     15                 0      7,500         7,500              7,500               0        112,500
     20                 0      7,500         7,500              7,500               0         75,000
     25                 0      7,500         7,500              7,500               0         37,500
     30                 0      7,500         7,500              7,500               0              0
     31+                0          0         7,500              7,500               0              0



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).



(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 = $5,250).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).

EXAMPLE 4b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                                 LIFETIME INCOME                        BENEFIT BASE ON     LIFETIME INCOME
                PURCHASE    BENEFIT BASE AFTER     AMOUNT AFTER                            CONTRACT       AMOUNT ON CONTRACT
CONTRACT YEAR   PAYMENTS    PURCHASE PAYMENT     PURCHASE PAYMENT   WITHDRAWAL TAKEN     ANNIVERSARY         ANNIVERSARY
-------------   ---------   ------------------   ----------------   ----------------    ---------------   ------------------
  At issue      $ 100,000        $  100,000            $  5,000                 --           $ 100,000            $ 5,000
     1             10,000(1)        110,000(1)            5,500(1)       $   5,500             104,500              5,500
     2             10,000(2)        114,500(2)            5,725(2)           5,725             108,775              5,725



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).



EXAMPLE 4c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.



                                                                                          HYPOTHETICAL
                                                     LIFETIME                          CONTRACT VALUE ON
                                 GUARANTEED           INCOME                                CONTRACT              GUARANTEED
                                 WITHDRAWAL         AMOUNT AFTER                        ANNIVERSARY PRIOR    WITHDRAWAL BALANCE
                  PURCHASE      AMOUNT AFTER          PURCHASE                                 TO                    ON
 CONTRACT YEAR    PAYMENTS    PURCHASE PAYMENT        PAYMENT       WITHDRAWAL TAKEN       RIDER FEE        CONTRACT ANNIVERSARY
--------------   ----------   ------------------   -------------   -----------------   ------------------   --------------------
    At issue     $ 100,000               --                --                  --                  --            $  100,000
       1                 0          $ 5,000           $ 5,000             $ 5,000          $  102,000                95,000
       2                 0            5,000             5,000               5,000             103,828                90,000
       3                 0            5,000             5,000               5,000             105,781               105,781(1)
       4                 0            5,289(2)          5,289(2)            5,289              94,946               100,492



(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $107,881 = $5,289).



EXAMPLE 4d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 2c, but with a withdrawal of $10,000 at the end of year 4.



                                                                                     HYPOTHETICAL
                                                  LIFETIME                        CONTRACT VALUE ON
                                GUARANTEED         INCOME                              CONTRACT            GUARANTEED
                                WITHDRAWAL      AMOUNT AFTER                       ANNIVERSARY PRIOR    WITHDRAWAL BALANCE
                  PURCHASE     AMOUNT AFTER       PURCHASE                                TO                   ON
 CONTRACT YEAR    PAYMENTS   PURCHASE PAYMENT     PAYMENT      WITHDRAWAL TAKEN       RIDER FEE        CONTRACT ANNIVERSARY
--------------   ---------   ----------------   ------------   ----------------   ------------------   ---------------------
    At issue     $ 100,000             --              --                --                 --              $ 100,000
       1                 0       $  5,000         $ 5,000           $ 5,000          $ 102,000                 95,000
       2                 0          5,000           5,000             5,000            103,828                 90,000
       3                 0          5,000           5,000             5,000            105,781                105,781
       4                 0          5,289           5,289            10,000             90,235                 90,235(1)
       5                 0          4,512(1)        4,512(1)          4,512             76,319                 85,723



(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,289. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($90,235) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,781 - $10,000 = $95,781). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $90,235 = $4,512).

EXAMPLES 5a, 5b, 5c AND 5d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UPS OPTIONAL BENEFIT RIDER.



EXAMPLE 5a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.



                                                                                                 GUARANTEED
                             GUARANTEED                                                       WITHDRAWAL BALANCE
                 PURCHASE    WITHDRAWAL    LIFETIME INCOME                                       ON CONTRACT
CONTRACT YEAR    PAYMENTS      AMOUNT          AMOUNT        WITHDRAWAL TAKEN     BONUS         ANNIVERSARY
-------------   ----------   ----------    ---------------   -----------------   -------      ------------------
  At issue      $ 100,000          N/A            N/A        $        0          $     0      $     100,000(1)
      1                 0      $ 5,000(1)         N/A                 0            5,000(2)         105,000(3)
      2                 0        5,250(3)         N/A                 0            5,000            110,000
      3                 0        5,500            N/A                 0            5,000            115,000
      4                 0        5,750            N/A                 0            5,000            120,000
      5                 0        6,000            N/A                 0            5,000            125,000
      6                 0        6,250            N/A                 0            5,000            130,000
      7                 0        6,500            N/A                 0            5,000            135,000
      8                 0        6,750            N/A                 0            5,000            140,000
      9                 0        7,000            N/A                 0            5,000            145,000
     10                 0        7,250            N/A                 0            5,000            150,000
     11                 0        7,500        $ 7,500(4)          7,500                0            142,500
     12                 0        7,500          7,500             7,500                0            135,000
     13                 0        7,500          7,500             7,500                0            127,500
     14                 0        7,500          7,500             7,500                0            120,000
     15                 0        7,500          7,500             7,500                0            112,500
     20                 0        7,500          7,500             7,500                0             75,000
     25                 0        7,500          7,500             7,500                0             37,500
     30                 0        7,500          7,500             7,500                0                  0
     31+                0            0          7,500             7,500                0                  0



(1) The initial Guaranteed Withdrawal Ba lance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount , the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).



(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).



EXAMPLE 5b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up



                             BENEFIT BASE     LIFETIME INCOME                      BENEFIT BASE ON   LIFETIME INCOME
                 PURCHASE      AFTER            AMOUNT AFTER                           CONTRACT     AMOUNT ON CONTRACT
CONTRACT YEAR    PAYMENTS  PURCHASE PAYMENT   PURCHASE PAYMENT  WITHDRAWAL TAKEN     ANNIVERSARY       ANNIVERSARY
-------------   ---------  ----------------   ----------------  ----------------   ---------------  ------------------
  At issue      $ 100,000    $ 100,000            $ 5,000                            $ 100,000            $ 5,000
      1            10,000(1)   110,000(1)           5,500(1)        $ 5,500            104,500              5,500
      2            10,000(2)   114,500(2)           5,725(2)          5,725            108,775              5,725




(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 5c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Years 1, 2 and 3.



                                                                                      HYPOTHETICAL
                              GUARANTEED      LIFETIME INCOME                       CONTRACT VALUE ON
                              WITHDRAWAL        AMOUNT AFTER                            CONTRACT                GUARANTEED
                PURCHASE     AMOUNT AFTER        PURCHASE                          ANNIVERSARY PRIOR  TO   WITHDRAWAL BALANCE ON
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT      PAYMENT        WITHDRAWAL TAKEN       RIDER FEE           CONTRACT ANNIVERSARY
-------------   ---------  ----------------   ----------------  ----------------   ---------------------   ---------------------
  At issue      $ 100,000           --                --                --                    --                $100,000
     1                  0        5,000             5,000             5,000               102,000                 102,000(1)
     2                  0        5,100(2)          5,100             5,100               103,514                 103,514
     3                  0        5,176             5,176             5,176               105,020                 105,020
     4                  0        5,251             5,251             5,251                94,012                  99,769



(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Guaranteed Withdrawal Balance ($10,000 - $5,000 = $95,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $102,000.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $102,000 = $5,100).



EXAMPLE 5d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 3c, but with a withdrawal of $10,000 at the end of year 4.



                                                                                     HYPOTHETICAL
                               GUARANTEED     LIFETIME INCOME                     CONTRACT VALUE ON
                               WITHDRAWAL      AMOUNT AFTER                            CONTRACT              GUARANTEED
                PURCHASE      AMOUNT AFTER        PURCHASE                       ANN IVERSARY PRIOR TO   WITHDRAWAL BALANCE ON
CONTRACT YEAR   PAYMENTS    PURCHASE PAYMENT      PAYMENT     WITHDRAWAL TAKEN        RIDER FEE          CONTRACT ANNIVERSARY
-------------   ---------   ----------------   ------------   ----------------   --------------------   ----------------------
   At issue     $ 100,000            --               --               --                   --          $      100,000
      1                 0   $     5,000        $   5,000      $     5,000        $     102,000                 102,000
      2                 0         5,100            5,100            5,100              103,514                 103,514
      3                 0         5,176            5,176            5,176              105,020                 105,020
      4                 0         5,251            5,251           10,000               89,263                  89,263(1)
      5                 0         4,463(1)         4,463(1)         4,463               75,307                  84,800



(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,251. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,263) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,020 - $10,000 = $95,020). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,263 = $4,463).

EXAMPLES 6a, 6b, 6c AND 6d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL RETURNS OPTIONAL BENEFIT RIDER.



EXAMPLE 6a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS OF THE GUARANTEED WITHDRAWAL AMOUNT. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 12 Contract Years and there are no Step-ups.



                                                                                                      GUARANTEED WITHDRAWAL BALANCE
CONTRACT YEAR        PURCHASE PAYMENTS       GUARANTEED WITHDRAWAL AMOUNT      WITHDRAWAL TAKEN(2)      ON CONTRACT ANNIVERSARY
-------------        -----------------       ----------------------------      ----------------       -----------------------------
At issue                 $ 100,000                     $ 8,000                           --                    $  100,000(1)
1                                0                       8,000                      $ 8,000                        92,000(3)
2                                0                       8,000                        8,000                        84,000
3                                0                       8,000                        8,000                        76,000
4                                0                       8,000                        8,000                        68,000
5                                0                       8,000                        8,000                        60,000
10                               0                       8,000                        8,000                        20,000
12                               0                       8,000                        8,000                         4,000
13                               0                       8,000                        4,000                             0(4)



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance (.08 x $100,000 = $8,000).



(2)   In this example, withdrawals each year equal the Guaranteed Withdrawal
      Amount.



(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $8,000 = $92,000).



(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 12 years. At the end of 12 years, the Guaranteed Withdrawal Balance is $4,000. The withdrawal of $4,000 in the next year reduced the Guaranteed Withdrawal Balance to $0 and the Rider will terminate.



EXAMPLE 6b. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS THAT ARE LESS THAN GUARANTEED WITHDRAWAL AMOUNT FOR THE FIRST 5 YEARS AND EQUAL THE GUARANTEED WITHDRAWAL AMOUNT THEREAFTER. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, and there are no Step-ups.



                                                                                                      GUARANTEED WITHDRAWAL BALANCE
CONTRACT YEAR       PURCHASE PAYMENTS       GUARANTEED WITHDRAWAL AMOUNT      WITHDRAWAL TAKEN(1)       ON CONTRACT ANNIVERSARY
-------------       -----------------       ----------------------------      ----------------        ------------------------------
At issue                $ 100,000                     $ 8,000                            --                        $100,000
1                               0                       8,000                       $ 6,000                          94,000(2)
2                               0                       8,000                         6,000                          88,000
3                               0                       8,000                         6,000                          82,000
4                               0                       8,000                         6,000                          76,000
5                               0                       8,000                         6,000                          70,000
10                              0                       8,000                         8,000                          30,000
14                              0                       8,000                         8,000                           6,000
15                              0                       8,000                         6,000                               0(3)



(1) In this example, withdrawals in the first 5 years are less than the Guara nteed Withdrawal Amount.



(2) Since the withdrawal taken is less than the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $6,000 = $94,000).



(3) In this example, in year 15 the remaining Guaranteed Withdrawal Balance is less than the Guaranteed Withdrawal Amount. The final withdrawal equal to the Guaranteed Withdrawal Balance will deplete the Guaranteed Withdrawal Balance to zero and the Rider will terminate.



EXAMPLE 6c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING 10 YEARS TO BEGIN WITHDRAWALS IN A DECLINING MARKET. Assume a single Purchase Payment of $100,000 and no Additional Purchase Payments are made.



                                                GUARANTEED
                                                WITHDRAWAL
                      GUARANTEED                 BALANCE ON     CONTRACT
CONTRACT   PURCHASE   WITHDRAWAL   WITHDRAWAL     CONTRACT    VALUE PRIOR TO                   CONTRACT VALUE AFTER
  YEAR     PAYMENTS     AMOUNT       TAKEN      ANNIVERSARY     RIDER FEE          RIDER FEE   ACCUMULATION BENEFIT
--------   --------   ----------   ----------   -----------   --------------       ---------   ---------------------
At issue   $100,000   $    8,000           --   $   100,000   $      100,000       $     500                     --
1                 0        8,000   $        0       100,000           98,000             500                     --
2                 0        8,000            0       100,000           98,586             500                     --
3                 0        8,000            0       100,000           96,782             500                     --
4                 0        8,000            0       100,000           93,477             500                     --
5                 0        8,000            0       100,000           97,594             500                     --
10                0        8,000            0       100,000           85,531(1)          500   $            100,000
11                0        8,000        8,000        92,000           92,709             500

(1) At the end of Contract Year 10, the Contract Value in this example, $85,531, is less than the First Year Purchase Payment of $100,000 and the Contract Value plus Principal Returns Rider fees, ($85,531 + $4,500). The Contract Value will be adjusted to equal the First Year Purchase Payments of $100,000.



EXAMPLE 6d. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND WAITING 10 YEARS TO BEGIN WITHDRAWALS IN AN UP MARKET. Assume a single Purchase Payment of $100,000 and no Additional Purchase Payments are made.



                                                 GUARANTEED
                                                 WITHDRAWAL
                    GUARANTEED                   BALANCE ON         CONTRACT
CONTRACT  PURCHASE  WITHDRAWAL      WITHDRAWAL    CONTRACT       VALUE PRIOR TO             CONTRACT VALUE AFTER
  YEAR    PAYMENTS    AMOUNT           TAKEN    ANNIVERSARY         RIDER FEE    RIDER FEE  ACCUMULATION BENEFIT
--------  --------  ----------      ----------  -----------      --------------  ---------  --------------------
At issue  $100,000  $    8,000              --    $ 100,000      $      100,000         --  $                 --
1                0       8,000      $        0      100,000             107,000  $     500                    --
2                0       8,000               0      100,000             114,077        500                    --
3                0       8,000               0      121,628(1)          121,628        500                    --
4                0       9,730(2)            0      121,628             115,169        608                    --
5                0       9,730               0      121,628             103,105        608                    --
10               0      10,984               0      151,406(3)          146,258        686  $            151,406(3)
11               0      12,112          12,112      150,066             150,066        757                    --



(1) At the end of Contract Year 3, the Contract Value in this example, $121,628 is greater than the Guaranteed Withdrawal Balance ($100,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $121,628.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($8,000) or (b) 8% of the Guaranteed Withdrawal Balance after the Step-up (.08 x $121,628 = $9,730).



(3) Since there are no withdrawal in years 1 through 10, at the end of year the Contract Value will be increased to equal the greater of the First Year Purchase Payments, $100,000 or the Contract Value plus the total of the Principal Returns Rider fees to date ($146,258 + $5,148 = $151,406). The Guaranteed Withdrawal Balance will Step-up to equal the new Contract Value of $151,406.



EXAMPLE 6e. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, an Additional Purchase Payment of $10,000 in year 2, there is an automatic Step-up of the Guaranteed Withdrawal Balance at the end of Contract Year 3 because of hypothetical investment gains, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).



                                                                            HYPOTHETICAL CONTRACT
                               GUARANTEED WITHDRAWAL                          VALUE ON CONTRACT             GUARANTEED
                PURCHASE       AMOUNT AFTER PURCHASE     WITHDRAWAL      ANNIVERSARY PRIOR TO RIDER   WITHDRAWAL BALANCE ON
CONTRACT YEAR   PAYMENTS              PAYMENT               TAKEN                   FEE               CONTRACT ANNIVERSARY
-------------   ---------      ---------------------     ----------      --------------------------   ---------------------
At issue        $ 100,000                         --             --                              --   $             100,000
1                       0      $               8,000     $    8,000      $                   99,000                  92,000
2                  10,000(1)                   8,160(1)       8,000                          97,347                  83,840
3                       0                      8,160          8,000                          95,542                  95,542
4                       0                      8,160          8,000                          82,283                  87,382
5                       0                      8,160         10,000(2)                       63,625                  63,625



(1) In this example, there is an Additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $8,000. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.08 x ($92,000 + $10,000) = $8,160) or (b) the Guaranteed Withdrawal
      Amount immediately prior to the Purchase Payment plus 8% of the Purchase Payment ($8,000+ (.08 x $10,000)) =$8,800).



(2) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($63,625) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal (87,382- $10,000 = $77,382). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($8,160) or (b) 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.08 x $63,625 = $5,090).

             Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

      John Hancock USA

      Guaranteed Retirement Income Benefit II
      Guaranteed Retirement Income Benefit III

      John Hancock New York

      Guaranteed Retirement Income Benefit II

The optional Guaranteed Retirement Income Benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

JOHN HANCOCK USA

Availability of Guaranteed Retirement Income Benefits

John Hancock USA offered two versions of the Guaranteed Retirement Income Benefit. Guaranteed Retirement Income Benefit II was available for Contracts issued between July 2001 and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Benefit III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III below.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

      - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

      - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE: The Growth Factor Income Base is equal to (a) less
(b), where:

      (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME BENEFIT II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

GUARANTEED RETIREMENT INCOME BENEFIT III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

GUARANTEED RETIREMENT INCOME BENEFIT II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

GUARANTEED RETIREMENT INCOME BENEFIT III INCOME BASE REDUCTIONS: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Partial withdrawals will reduce the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-out Period Provisions - Annuity Options").

      Life Annuity with a 10-Year Period Certain - Available for both Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III.

      Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Benefit II issued prior to January 27, 2003 (availability may vary by state).

      Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Benefit III and for Contracts issued with Guaranteed Retirement Income Benefit II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME BENEFIT RIDER                         ANNUAL FEE
------------------------------------------                         ----------
Guaranteed Retirement Income Benefit II                               0.45%
Guaranteed Retirement Income Benefit III                              0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit

A Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

      - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

      -     the termination of the Contract for any reason; or

      -     the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of a Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Benefit.

Hence, you should consider that since (a) a Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of a Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

JOHN HANCOCK NEW YORK

Availability of Guaranteed Retirement Income Benefit

John Hancock New York offered Guaranteed Retirement Income Benefit II for Contracts issued between December 2, 2002 and June 11, 2004.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

      - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

      - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Income Base

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Benefit II only) or (ii) the Step-up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE (GUARANTEED RETIREMENT INCOME BENEFIT II ONLY): The Growth Factor Income Base is equal to (a) less (b), where:

      (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Partial withdrawals will reduce the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-out Period Provisions - Annuity Options"):

      -     Life Annuity with a 10-Year Period Certain;

      -     Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME BENEFIT RIDER           ANNUAL FEE
------------------------------------------           ----------
Guaranteed Retirement Income Benefit II                 0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal

Termination of Guaranteed Retirement Income Benefit

The Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

      - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

      -     the termination of the Contract for any reason; or

      -     the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of the Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Benefit.

You should consider that since (a) the Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

      Appendix F: Additional Availability of Guaranteed Minimum Withdrawal
                                 Benefit Riders



Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders



This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for one of the following optional guaranteed minimum withdrawal benefit Riders after you purchase a Contract:



      -     Income Plus for Life or Income Plus for Life - Joint Life;



      - Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up; or



      -     Principal Returns.



FOR MORE INFORMATION REGARDING THE FEES AND FEATURES OF THESE RIDERS AND THE OTHER TOPICS DISCUSSED IN THIS APPENDIX, PLEASE SEE APPENDIX D: "OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS."



DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Yes, we impose several conditions:



      - Exchange of existing guaranteed minimum withdrawal benefit Rider - If you elect to purchase a new guaranteed minimum withdrawal benefit Rider for use with a previously issued Contract, your Contract must have a guaranteed minimum withdrawal benefit Rider in effect. We will terminate the existing guaranteed minimum withdrawal benefit Rider when you purchase a new guaranteed minimum withdrawal benefit Rider.



You may lose guaranteed lifetime income benefits, "accumulation benefits," "Bonuses," "Target Amount adjustments" and "Step-ups" under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new guaranteed minimum withdrawal benefit Rider.



      - No withdrawal charges in excess of $500 - You may not purchase a new guaranteed minimum withdrawal benefit if the withdrawal charges under your Contract are greater than $500. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $500 or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new guaranteed minimum withdrawal benefit Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.



You should review the annuity prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.



      - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new guaranteed minimum withdrawal benefit Rider in one or more of the Investment Options we make available for that Rider. Your existing guaranteed minimum withdrawal benefit Rider may permit you to invest in Investment Options that are not available under a new guaranteed minimum withdrawal benefit Rider. If you choose to purchase a new guaranteed minimum withdrawal benefit Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new guaranteed minimum withdrawal benefit Rider before you can purchase the new Rider.



For more information regarding the currently available Investment Options for guaranteed minimum withdrawal benefit Riders, please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." You should consult with your registered representative to assist you in determining which available individual Investment Option(s) or Model Allocation under a new guaranteed minimum withdrawal benefit Rider is best suited for your financial needs and risk tolerance.



      - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new guaranteed minimum withdrawal benefit Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus for Life - Joint Life Rider.



      - Settlement Phase Restriction - Your Contract must not be in the "Settlement Phase" under an existing guaranteed minimum withdrawal benefit Rider for you to elect to purchase a new guaranteed minimum withdrawal benefit Rider. The "Settlement Phase" occurs only when your Contract Value declines to zero and your existing guaranteed minimum withdrawal benefit Rider still has guaranteed benefits.



      - Different Rider - You cannot exchange your existing guaranteed minimum withdrawal benefit Rider for the same type of guaranteed minimum withdrawal benefit Rider (i.e., Income Plus for Life for Income Plus for Life; Income Plus for Life

      - Joint Life for Income Plus for Life - Joint Life; Principal Plus for Life for Principal Plus for Life; Principal Plus for Life Plus Automatic Annual Step-up for Principal Plus for Life Plus Automatic Annual Step-up; or Principal Returns for Principal Returns) unless we agree otherwise.



      - State of Issue Restriction - You may purchase a guaranteed minimum withdrawal benefit Rider only if it is then available in the state where we issued your Contract. You can find out if an optional guaranteed minimum withdrawal benefit Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078. We may consent to make a new guaranteed minimum withdrawal benefit Rider available to you in other states.



      - Availability of offer - We reserve the right to suspend, modify, or terminate our offer of any guaranteed minimum withdrawal benefit Rider at any time. We also reserve the right to refuse to issue any new guaranteed minimum withdrawal benefit Rider at our sole discretion.



Before you purchase a new guaranteed minimum withdrawal benefit Rider:



      - compare the fees, benefits and restrictions of any existing guaranteed minimum withdrawal benefit Rider to your Contract with the fees, benefits and restrictions of the new Rider; and



      - consult with your registered representative to determine if the new Rider is appropriate for your needs and financial circumstances.



WHEN CAN I ELECT TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



We provide a thirty day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $500 or less at that time) for you to elect a new guaranteed minimum withdrawal benefit Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new guaranteed minimum withdrawal benefit Rider.



We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a guaranteed minimum withdrawal benefit Rider following the death of an Owner in exchange for a then existing Rider. Under our current administrative procedures, you cannot exchange an existing guaranteed minimum withdrawal benefit Rider for a new Rider during the first Contract Year.



We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.



HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?



We charge you the annual Rider fee under your existing guaranteed minimum withdrawal benefit Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new guaranteed minimum withdrawal benefit Rider (i.e., the start of an Election Period). If you purchase a new guaranteed minimum withdrawal benefit Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).



The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:



                     INCOME   INCOME PLUS                  PRINCIPAL PLUS FOR
FEES DEDUCTED FROM  PLUS FOR  FOR LIFE -     PRINCIPAL    LIFE PLUS AUTOMATIC   PRINCIPAL
 CONTRACT VALUE(1)    LIFE    JOINT LIFE   PLUS FOR LIFE     ANNUAL STEP-UP      RETURNS
------------------  --------  -----------  -------------  -------------------   ---------
Maximum Fee(2)        1.20%      1.20%         0.75%              1.20%            0.95%
Current Fee           0.60%      0.60%         0.40%              0.60%            0.50%




(1) Fees are shown as a percentage of the "Adjusted Benefit Base" for Income Plus for Life and Income Plus for Life - Joint Life and as a percentage of the "Adjusted Guaranteed Withdrawal Balance" for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Returns.



(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-up of the "Benefit Base" (Income Plus for Life or Income Plus for Life - Joint Life) or "Guaranteed Withdrawal Balance" (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns) to equal the Contract Value.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our guaranteed minimum withdrawal benefit Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction (i.e., a "Reset") may be more or less than the amount you can withdraw without a Reset under your existing guaranteed minimum withdrawal benefit Rider.



The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing minimum guaranteed benefit Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:



     INITIAL ANNUAL          INCOME    INCOME PLUS                  PRINCIPAL PLUS FOR
    GUARANTEE ON NEW        PLUS FOR    FOR LIFE -    PRINCIPAL    LIFE PLUS AUTOMATIC  PRINCIPAL
          RIDER               LIFE      JOINT LIFE  PLUS FOR LIFE     ANNUAL STEP-UP     RETURNS
-------------------------  ----------  -----------  -------------  -------------------  ----------
Guaranteed Withdrawal          Not         Not         5.0% of       5.0% of Contract    8.0% of
Amount(1)                  applicable   applicable    Contract            Value         Contract
                                                        Value                             Value
Lifetime Income Amount(2)   5.0% of      4.75% of      5.0% of       5.0% of Contract      Not
                            Contract     Contract     Contract            Value         applicable
                             Value        Value         Value



(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. The maximum Guaranteed Withdrawal Amount for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up is $250,000. The maximum Guaranteed Withdrawal Amount for Principal Returns is $400,000.



(2) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus for Life
      - Joint Life) is at least 59-1/2 (62 for Contracts issued in New York) at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the annuity prospectus. The maximum Lifetime Income Amount for Income Plus for Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up is $250,000. The maximum Lifetime Income Amount for Income Plus for Life - Joint Life is $237,500.



We will decrease amounts guaranteed under a guaranteed minimum withdrawal benefit Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing guaranteed minimum withdrawal benefit Rider.



WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you purchase a guaranteed minimum withdrawal benefit Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider, and may be more or less than other benefits under your existing minimum guaranteed withdrawal benefit Rider:



      - Bonuses. If you qualify for the Lifetime Income Bonus applicable to Income Plus for Life or Income Plus for Life - Joint Life, we will increase the Benefit Base by 7% (6% in New York) of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Benefit Base" under the new Rider) if we did not previously Step-up the Benefit Base and/or Lifetime Income Amount. Each time you qualify for the Bonus applicable to Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up, we will increase the Guaranteed Withdrawal Balance by 5% of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Guaranteed Withdrawal Balance" under the new Rider) if we did not previously Step-up or Reset the Guaranteed Withdrawal Balance. We do not increase amounts guaranteed under Principal Returns by Bonuses.



      -     Target Amount Adjustment (Income Plus for Life, Income Plus for Life
            - Joint Life). We establish the "Target Date" for the "Target Amount" adjustment described in the annuity prospectus as the later of the end of the first 10 Contract Years following your purchase of the new Rider or the Contract Anniversary on or next following the date the Covered Person (the younger Covered Person, in the case of Income Plus for Life - Joint Life) attains age 69. The Target Amount is 200% of the initial Benefit Base for the new Rider. We will increase the Target Amount by 200% of all Additional Purchase Payments you make in the first Contract Year following your purchase of the new Rider, and by 100% of all subsequent Additional Purchase Payments you make, subject to our Purchase Payment limits, until the applicable Target Date. In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million. You must take no withdrawals under your Contract after you purchase the Rider until the applicable Target Date to receive a Target Amount adjustment to the Benefit Base.



      - Accumulation Benefit (Principal Returns). We will establish the "Accumulation Benefit" described in the Principal Returns Rider supplement on the 10th Contract Anniversary following your purchase of the new Rider. If you qualify for the Accumulation Benefit, your Contract Value at the end of this period will equal the greater of
            (a) your initial Guaranteed Withdrawal Balance under the new Rider or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. You must take no withdrawals under your Contract at any time for 10 Contract Years following your purchase of the new Rider to receive an Accumulation Benefit.



Impact of Purchase Payments



Since the initial guarantees and other benefits under a new guaranteed minimum withdrawal benefit Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider.



WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?



Effect of withdrawals



We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus for Life or an Income Plus for Life - Joint Life Rider, we will reduce the death benefit on a dollar for dollar basis if you limit your annual withdrawals (including applicable withdrawal charges, if any) to the Lifetime Income Amount for that Rider. If you take annual withdrawals in excess of that amount, we will deduct the entire amount of that withdrawal on either a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal) or on a dollar-for-dollar basis, based upon your Contractual death benefit. We reduce the death benefit on a pro rata basis under Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or a Principal Returns Rider.



Continuation of Contract after death benefits become payable



Coverage under any of our guaranteed minimum withdrawal benefit Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a guaranteed minimum withdrawal benefit Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).



CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider ends:



      - (Income Plus for Life) if the deceased Owner is the Covered Person under the Rider.



      - (Income Plus for Life - Joint Life) if the deceased Owner is the last Covered Person under the Rider, or the only remaining Covered Person, under the Rider.



      - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is the Covered Person; and (b) with respect to the Guaranteed Withdrawal Amount, if there is no remaining death benefit or Guaranteed Withdrawal Balance.



      - (Principal Returns) if the Guaranteed Withdrawal Balance is less than zero.



CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider may continue:



      - (Income Plus for Life) if the deceased Owner is not the Covered Person under the Rider. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonus amounts and Step-Ups if the Beneficiary is a non-spousal Beneficiary.



      - (Income Plus for Life - Joint Life) only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased "Owner" and a tax qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups).



      - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is not the Covered Person under the Rider; and
            (b) with respect to the Guaranteed Withdrawal Amount, if the Guaranteed Withdrawal Amount, the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonuses and Step-ups (other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit) if the Beneficiary is a non-spousal Beneficiary.



      - (Principal Returns) if the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. The Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The latest Step-up Date will be the Age 95 Contract Anniversary Date based on the earlier of: (a) the date the deceased owner would have attained age 95; or (b) the birthdate of the Beneficiary if that Beneficiary is older than the deceased Owner.



If death occurs during a Rider's "Settlement Phase," however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.



You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

                 Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.


We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges.)


The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

      -     Wealthmark Contracts with no optional benefit Riders;


      - Wealthmark Contracts with the Enhanced Earnings optional benefit Rider; and



      -     Wealthmark Contracts with the Payment Enhancement optional benefit
            Rider.



Please note that Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Returns and the Accelerated Beneficiary Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Wealthmark ALL

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

              ACCUMULATION UNIT VALUES- WEALTHMARK VARIABLE ANNUITY

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
500 INDEX TRUST B - NAV SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.249190         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    3,636,231         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   351,590         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.232956         --        --        --        --        --       --       --       --       --
   No. of Units                 405,345         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.220788         --        --        --        --        --       --       --       --       --
   No. of Units                  22,423         --        --        --        --        --       --       --       --       --

ACTIVE BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     13.102005         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.215463         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    1,523,314         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   132,962         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.049438         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.145010         --        --        --        --        --       --       --       --       --
   No. of Units                 170,957         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.010130         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.092383         --        --        --        --        --       --       --       --       --
   No. of Units                  25,839         --        --        --        --        --       --       --       --       --

AIM V.I. UTILITIES FUND PORTFOLIO (FORMERLY INVESCO VIF-UTILITIES FUND PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET
INDEX TRUST EFF 5-03-2007) SERIES I SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  22.370486 19.416214 15.897248 13.751079 12.500000       --       --       --       --
   Value at End of Year              --  27.677271 22.370486 19.416214 15.897248 13.751079       --       --       --       --
   Wealthmark No. of Units           --    120,435   135,340   114,215    10,468       437       --       --       --       --
   NY Wealthmark No. of Units        --      6,605     7,051     6,060     2,979        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  22.226432 19.329681 15.936457 13.757466 12.500000       --       --       --       --
   Value at End of Year              --  27.444284 22.226432 19.329681 15.936457 13.757466       --       --       --       --
   No. of Units                      --     10,897     9,657    12,340   101,580     5,495       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  22.118994 19.265019 15.867908 15.312861        --       --       --       --       --
   Value at End of Year              --  27.270835 22.118994 19.265019 15.867908        --       --       --       --       --
   No. of Units                      --      6,361     4,357     3,130       469        --       --       --       --       --

ALGER AMERICAN BALANCED PORTFOLIO (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-2007) - CLASS S SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  16.440363 17.795122 14.955662 12.799437 12.500000       --       --       --       --
   Value at End of Year              --  16.935512 16.440363 17.795122 14.955662 12.799437       --       --       --       --
   Wealthmark No. of Units           --  1,018,005 1,106,591   249,717    83,239     1,097       --       --       --       --
   NY Wealthmark No. of Units        --     90,811    90,815    18,238    28,262        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  16.334438 17.715787 14.992568 12.805399 12.500000       --       --       --       --
   Value at End of Year              --  16.792859 16.334438 17.715787 14.992568 12.805399       --       --       --       --
   No. of Units                      --     67,370    70,552    50,751   926,293    16,012       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  16.255443 17.656523 14.928041 14.466206        --       --       --       --       --
   Value at End of Year              --  16.686673 16.255443 17.656523 14.928041        --       --       --       --       --
   No. of Units                      --     12,792    13,021     2,700     3,872        --       --       --       --       --

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO (SUBSTITUTED WITH JHT ALL CAP CORE TRUST EFF 5-03-2007) - CLASS S SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  20.032247 15.414901 16.683582 12.629313 12.500000       --       --       --       --
   Value at End of Year              --  23.500142 20.032247 15.414901 16.683582 12.629313       --       --       --       --
   Wealthmark No. of Units           --    243,915   223,849 1,218,218    31,250       811       --       --       --       --
   NY Wealthmark No. of Units        --     20,475    18,632    99,652     6,335        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  19.903222 15.346146 16.724725 12.635201 12.500000       --       --       --       --
   Value at End of Year              --  23.302266 19.903222 15.346146 16.724725 12.635201       --       --       --       --
   No. of Units                      --     44,618    50,877    93,621   178,102    13,628       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  19.807012 15.294784 16.652790 16.292478        --       --       --       --       --
   Value at End of Year              --  23.154969 19.807012 15.294784 16.652790        --       --       --       --       --
   No. of Units                      --        654     1,678    21,538     2,700        --       --       --       --       --

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     20.096928         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.122169         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      265,205         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units    22,780         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     19.897983         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.907779         --        --        --        --        --       --       --       --       --
   No. of Units                  44,286         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     19.750118         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.748605         --        --        --        --        --       --       --       --       --
   No. of Units                     859         --        --        --        --        --       --       --       --       --

AMERICAN ASSET ALLOCATION TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     17.629308         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.356507         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      115,332         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     6,562         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     17.629115         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.470543         --        --        --        --        --       --       --       --       --
   No. of Units                   8,197         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     17.628971         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.453033         --        --        --        --        --       --       --       --       --
   No. of Units                   3,249         --        --        --        --        --       --       --       --       --

AMERICAN BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     13.262550         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.212434         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       31,935         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       437         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.216116         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.148735         --        --        --        --        --       --       --       --       --
   No. of Units                  29,323         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.181396         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.101156         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
AMERICAN FUNDAMENTAL HOLDINGS TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.564875         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units        3,209         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.561499         --        --        --        --        --       --       --       --       --
   No. of Units                   3,245         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.558969         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

AMERICAN GLOBAL DIVERSIFICATION TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.560256         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      137,616         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     3,249         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.556882         --        --        --        --        --       --       --       --       --
   No. of Units                   8,198         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.554350         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

AMERICAN GLOBAL GROWTH TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     13.001966         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.229848         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units        8,792         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     2,565         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     12.988090         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.212174         --        --        --        --        --       --       --       --       --
   No. of Units                     224         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     12.977688         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.198933         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     13.927995         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.502241         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units        1,024         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.913135         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.484205         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.902006         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.470700         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------

AMERICAN GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     22.162947         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.878996         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      233,294         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     2,086         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     21.986579         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.666842         --        --        --        --        --       --       --       --       --
   No. of Units                  17,785         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     21.855191         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.508993         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

AMERICAN GROWTH-INCOME TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     20.629414         --        --        --        --        --       --       --       --       --
   Value at End of Year       20.146868         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      120,574         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       485         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     20.465242         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.960056         --        --        --        --        --       --       --       --       --
   No. of Units                   6,861         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     20.342967         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.821062         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

AMERICAN HIGH-INCOME BOND TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.118782         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.971055         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units           --         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     12.105836         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.955053         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     12.096137         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.943071         --        --        --        --        --       --       --       --       --

AMERICAN INTERNATIONAL TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     29.234039         --        --        --        --        --       --       --       --       --
   Value at End of Year       31.650335         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       57,428         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     2,502         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     29.001465         --        --        --        --        --       --       --       --       --
   Value at End of Year       31.356949         --        --        --        --        --       --       --       --       --
   No. of Units                   6,121         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     28.828252         --        --        --        --        --       --       --       --       --
   Value at End of Year       31.138706         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

AMERICAN NEW WORLD TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     14.478117         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.927231         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       57,170         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
Wealthmark Contracts with EER
   Value at Start of Year     14.462670         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.907297         --        --        --        --        --       --       --       --       --
   No. of Units                   2,781         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     14.451101         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.892370         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

BLUE CHIP GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     16.754580         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.352727         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       58,233         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       102         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     16.588713         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.158174         --        --        --        --        --       --       --       --       --
   No. of Units                   9,460         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     16.465372         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.013665         --        --        --        --        --       --       --       --       --
   No. of Units                   3,305         --        --        --        --        --       --       --       --       --

CAPITAL APPRECIATION TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     15.434138         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.285011         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       29,780         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     15.281337         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.102422         --        --        --        --        --       --       --       --       --
   No. of Units                     151         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     15.167707         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.966792         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

CLASSIC VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     18.047638         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.564185         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units        6,400         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     17.939713         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.457875         --        --        --        --        --       --       --       --       --
   No. of Units                     187         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     17.859221         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.378685         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

CORE EQUITY TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     16.161120         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.282100         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units        4,438         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     16.064455         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.177845         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     15.992336         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.100150         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

CREDIT SUISSE TRUST GLOBAL SMALL CAP PORTFOLIO (FORMERLY CREDIT SUISSE TRUST-GLOBAL POST-VENTURE CAPITAL PORTFOLIO)
(SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007) - NAV SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  26.312726 22.973662 19.697592 13.554919 12.500000       --       --       --       --
   Value at End of Year              --  29.374173 26.312726 22.973662 19.697592 13.554919       --       --       --       --
   Wealthmark No. of Units           --     55,414    54,354    33,475     5,433        96       --       --       --       --
   NY Wealthmark No. of Units        --      6,841     4,834     4,823     1,607        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  26.143288 22.871265 19.746145 13.561223 12.500000       --       --       --       --
   Value at End of Year              --  29.126855 26.143288 22.871265 19.746145 13.561223       --       --       --       --
   No. of Units                      --      6,938     8,631     6,869    17,980       362       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  26.016959 22.794792 19.673365 19.536332        --       --       --       --       --
   Value at End of Year              --  28.942770 26.016959 22.794792 19.673365        --       --       --       --       --
   No. of Units                      --         39       828        40        --        --       --       --       --       --

CREDIT SUISSETRUST-EMERGING MARKETS PORTFOLIO (SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007) - NAV
SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  29.223626 23.163871 18.757094 13.339563 12.500000       --       --       --       --
   Value at End of Year              --  38.188816 29.223626 23.163871 18.757094 13.339563       --       --       --       --
   Wealthmark No. of Units           --    238,035   228,309   199,080    21,105       334       --       --       --       --
   NY Wealthmark No. of Units        --     15,704    13,835     9,923     5,470        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  29.035525 23.060665 18.803321 13.345774 12.500000       --       --       --       --
   Value at End of Year              --  37.867436 29.035525 23.060665 18.803321 13.345774       --       --       --       --
   No. of Units                      --     28,113    34,002    30,867   132,213     2,871       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  28.895197 22.983543 18.722477 18.236015        --       --       --       --       --
   Value at End of Year              --  37.628108 28.895197 22.983543 18.722477        --       --       --       --       --
   No. of Units                      --      1,532     5,656     5,353       135        --       --       --       --       --

DREYFUS I.P. MIDCAP STOCK PORTFOLIO (SUBSTITUTED WITH JHT MID CAP INDEX TRUST EFF 5-03-2007) - SERVICE SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  21.722583 20.221116 17.908201 13.839917 12.500000       --       --       --       --
   Value at End of Year              --  23.065597 21.722583 20.221116 17.908201 13.839917       --       --       --       --
   Wealthmark No. of Units           --    886,682   938,985   932,611    74,493     3,146       --       --       --       --
   NY Wealthmark No. of Units        --     78,123    78,833    76,549    29,002        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  21.582690 20.130988 17.952346 13.846357 12.500000       --       --       --       --
   Value at End of Year              --  22.871385 21.582690 20.130988 17.952346 13.846357       --       --       --       --
   No. of Units                      --     89,683    92,859    93,694   657,053    30,194       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  21.478354 20.063641 17.875144 17.221245        --       --       --       --       --
   Value at End of Year              --  22.726790 21.478354 20.063641 17.875144        --       --       --       --       --
   No. of Units                      --     22,517    24,638    25,374     7,461        --       --       --       --       --

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND INC (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP TRUST EFF 5-03-2007) - SERVICE SHARES
(units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  18.179290 17.836947 17.032974 13.763182 12.500000       --       --       --       --
   Value at End of Year              --  19.533091 18.179290 17.836947 17.032974 13.763182       --       --       --       --
   Wealthmark No. of Units           --     49,211    68,128    71,576     8,876     1,348       --       --       --       --
   NY Wealthmark No. of Units        --      3,964     5,407     5,595       390        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  18.062174 17.757420 17.074978 13.769592 12.500000       --       --       --       --
   Value at End of Year              --  19.368587 18.062174 17.757420 17.074978 13.769592       --       --       --       --
   No. of Units                      --      7,476     7,533     9,070    58,272     4,103       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 17.974862  17.698021 17.012020 16.750898        --       --       --       --       --
   Value at End of Year              -- 19.246143  17.974862 17.698021 17.012020        --       --       --       --       --
   No. of Units                      --     2,138      2,139     2,141        --        --       --       --       --       --

DWS BALANCED VIP (FORMERLY SCUDDER TOTAL RETURN PORTFOLIO) (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-2007) - CLASS
B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 16.428509  16.034061 15.250142 13.181932 12.500000       --       --       --       --
   Value at End of Year              -- 17.791992  16.428509 16.034061 15.250142 13.181932       --       --       --       --
   Wealthmark No. of Units           --   651,852    710,666   722,056    63,630     3,229       --       --       --       --
   NY Wealthmark No. of Units        --    59,451     60,602    97,891    31,793        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 16.322663  15.962555 15.287760 13.188068 12.500000       --       --       --       --
   Value at End of Year              -- 17.642139  16.322663 15.962555 15.287760 13.188068       --       --       --       --
   No. of Units                      --    65,263     70,550    68,982   581,153    17,638       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 16.243732  15.909138 15.221981 15.094062        --       --       --       --       --
   Value at End of Year              -- 17.530588  16.243732 15.909138 15.221981        --       --       --       --       --
   No. of Units                      --     4,454     12,190    11,417     3,314        --       --       --       --       --

DWS BLUE CHIP VIP (FORMERLY SCUDDER BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF 5-03-2007) -
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 20.771752  19.204489 16.812834 13.476913 12.500000       --       --       --       --
   Value at End of Year              -- 23.594379  20.771752 19.204489 16.812834 13.476913       --       --       --       --
   Wealthmark No. of Units           --   646,728    650,218   654,816    80,970     2,554       --       --       --       --
   NY Wealthmark No. of Units        --    73,566     68,510    62,986    20,784        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 20.637981  19.118886 16.854301 13.483188 12.500000       --       --       --       --
   Value at End of Year              -- 23.395735  20.637981 19.118886 16.854301 13.483188       --       --       --       --
   No. of Units                      --    79,298     89,385   105,356   444,499    17,806       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 20.538225  19.054942 17.253759 16.789437        --       --       --       --       --
   Value at End of Year              -- 23.247850  20.538225 19.054942 17.253759        --       --       --       --       --
   No. of Units                      --     7,356      3,769     4,039       216        --       --       --       --       --

DWS BOND VIP (FORMERLY SVS BOND PORTFOLIO) (SUBSTITUTED WITH JHT BOND INDEX TRUST A EFF 5-03-2007) (NOW TOTAL BOND MARKET
TRUST A) - CLASS B SHARES (units first credited 9-16-2005)

Contracts with no Optional Benefits
   Value at Start of Year            -- 12.546516  12.500000        --        --        --       --       --       --       --
   Value at End of Year              -- 12.907746  12.546516        --        --        --       --       --       --       --
   Wealthmark No. of Units           --    14,678      7,352        --        --        --       --       --       --       --
   NY Wealthmark No. of Units        --     2,180      1,939        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 12.529895         --        --        --        --       --       --       --       --
   Value at End of Year              -- 12.864959         --        --        --        --       --       --       --       --
   No. of Units                      --     6,867         --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 12.517429         --        --        --        --       --       --       --       --
   Value at End of Year              -- 12.832946         --        --        --        --       --       --       --       --
   No. of Units                      --     3,484         --        --        --        --       --       --       --       --

DWS CAPITAL GROWTH VIP (FORMERLY SCUDDER CAPITAL GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF 5-03-2007) -
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 19.357786  18.089923 17.014882 13.665622 12.500000       --       --       --       --
   Value at End of Year              -- 20.649126  19.357786 18.089923 17.014882 13.665622       --       --       --       --
   Wealthmark No. of Units           -- 1,933,116  1,405,287   564,708    31,170     2,440       --       --       --       --
   NY Wealthmark No. of Units        --   134,851    102,555    20,406     8,183        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
Wealthmark Contracts with EER
   Value at Start of Year            --  19.233113 18.009292 17.056831 13.671980 12.500000       --       --       --       --
   Value at End of Year              --  20.475259 19.233113 18.009292 17.056831 13.671980       --       --       --       --
   No. of Units                      --    198,663   112,102    37,509   476,741    23,254       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  19.140132 17.949036 16.983475 16.963128        --       --       --       --       --
   Value at End of Year              --  20.345805 19.140132 17.949036 16.983475        --       --       --       --       --
   No. of Units                      --      3,718     3,390       896       189        --       --       --       --       --

DWS CONSERVATIVE ALLOCATION VIP (FORMERLY SCUDDER INCOME & GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE MODERATE
TRUST EFF 12-12-2007) - CLASS B SHARES (units first credited 8-16-2004)

Contracts with no Optional Benefits
   Value at Start of Year            --  13.643344 13.255194 12.500000        --        --       --       --       --       --
   Value at End of Year              --  14.639365 13.643344 13.255194        --        --       --       --       --       --
   Wealthmark No. of Units           --    955,432   828,363   244,455        --        --       --       --       --       --
   NY Wealthmark No. of Units        --    124,303    84,849    36,206        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  13.605947 13.245252 12.500000        --        --       --       --       --       --
   Value at End of Year              --  14.570144 13.605947 13.245252        --        --       --       --       --       --
   No. of Units                      --     83,249    63,709    14,380        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  13.577962 13.237796 12.500000        --        --       --       --       --       --
   Value at End of Year              --  14.518442 13.577962 13.237796        --        --       --       --       --       --
   No. of Units                      --    127,772   112,172    56,329        --        --       --       --       --       --

DWS CORE FIXED INCOME VIP (FORMERLY SCUDDER FIXED INCOME PORTFOLIO) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year     13.815237  13.484372 13.425361 13.046399 12.654554 12.500000       --       --       --       --
   Value at End of Year       14.132378  13.815237 13.484372 13.425361 13.046399 12.654554       --       --       --       --
   Wealthmark No. of Units    1,571,822  1,746,755 1,845,843 1,986,687   191,978     5,127       --       --       --       --
   NY Wealthmark No. of Units   178,064    195,083   202,292   201,103    25,524        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.698824  13.397455 13.365469 13.078606 12.660448 12.500000       --       --       --       --
   Value at End of Year       13.985157  13.698824 13.397455 13.365469 13.078606 12.660448       --       --       --       --
   No. of Units                 239,698    230,422   248,301   270,955 1,336,424    69,290       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.612164  13.332629 13.320708 13.022287 12.776679        --       --       --       --       --
   Value at End of Year       13.875731  13.612164 13.332629 13.320708 13.022287        --       --       --       --       --
   No. of Units                  18,322     18,157    18,011    26,041       272        --       --       --       --       --

DWS DAVIS VENTURE VALUE VIP (FORMERLY SVS DAVIS VENTURE VALUE PORTFOLIO) (SUBSTITUTED WITH JHT FUNDAMENTAL VALUE TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  21.299051 19.773687 17.953974 14.096398 12.500000       --       --       --       --
   Value at End of Year              --  24.015897 21.299051 19.773687 17.953974 14.096398       --       --       --       --
   Wealthmark No. of Units           --    915,913   954,778   940,931    62,274     1,718       --       --       --       --
   NY Wealthmark No. of Units        --     60,199    60,582    46,354     8,817        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  21.161854 19.685525 17.998252 14.102955 12.500000       --       --       --       --
   Value at End of Year              --  23.813660 21.161854 19.685525 17.998252 14.102955       --       --       --       --
   No. of Units                      --    104,820   106,575   110,851   620,132    29,890       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  21.059552 19.619668 17.920836 17.779844        --       --       --       --       --
   Value at End of Year              --  23.663134 21.059552 19.619668 17.920836        --       --       --       --       --
   No. of Units                      --     14,473    22,413    23,249     4,361        --       --       --       --       --

DWS DREMAN FINANCIAL SERVICES VIP (FORMERLY SVS DREMAN FINANCIAL SERVICES PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN
EQUITY VIP EFF 9-15-2006) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --         -- 20.232247 18.357075 14.603846 12.500000       --       --       --       --
   Value at End of Year              --         -- 19.860443 20.232247 18.357075 14.603846       --       --       --       --
   Wealthmark No. of Units           --         --   263,120   274,535    19,799     1,307       --       --       --       --
   NY Wealthmark No. of Units        --         --    15,951    20,930     3,894        --       --       --       --       --

Wealthmark All

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Wealthmark Contracts with EER
   Value at Start of Year            --        -- 20.142047 18.402350 14.610637 12.500000       --       --       --       --
   Value at End of Year              --        -- 19.732508 20.142047 18.402350 14.610637       --       --       --       --
   No. of Units                      --        --    20,661    23,708   218,880    13,417       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --        -- 20.074692 13.323217 17.906571        --       --       --       --       --
   Value at End of Year              --        -- 19.637147 20.074692 13.323217        --       --       --       --       --
   No. of Units                      --        --     1,081       505       315        --       --       --       --       --

DWS DREMAN HIGH RETURN EQUITY VIP (FORMERLY SVS DREMAN HIGH RETURN EQUITY PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE ALL
CAP TRUST EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 22.448813 21.173358 18.850967 14.568071 12.500000       --       --       --       --
   Value at End of Year              -- 26.169007 22.448813 21.173358 18.850967 14.568071       --       --       --       --
   Wealthmark No. of Units           -- 2,450,005 1,989,519 1,965,399   236,381     9,488       --       --       --       --
   NY Wealthmark No. of Units        --   154,789   104,740    92,964    32,415        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 22.304249 21.078994 18.897440 14.574840 12.500000       --       --       --       --
   Value at End of Year              -- 25.948704 22.304249 21.078994 18.897440 14.574840       --       --       --       --
   No. of Units                      --   332,944   269,770   267,691 1,367,243    85,880       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 22.196449 21.008499 18.816193 18.334413        --       --       --       --       --
   Value at End of Year              -- 25.784689 22.196449 21.008499 18.816193        --       --       --       --       --
   No. of Units                      --    11,648     1,594       597        62        --       --       --       --       --

DWS DREMAN SMALL CAP VALUE VIP (FORMERLY SVS DREMAN SMALL CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST
EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 25.557673 23.607763 19.026296 13.648533 12.500000       --       --       --       --
   Value at End of Year              -- 31.401337 25.557673 23.607763 19.026296 13.648533       --       --       --       --
   Wealthmark No. of Units           --   896,104   971,865   985,837    78,927     3,482       --       --       --       --
   NY Wealthmark No. of Units        --    81,081    82,798    71,298    16,808        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 25.393138 23.502587 19.073169 13.654885 12.500000       --       --       --       --
   Value at End of Year              -- 31.137036 25.393138 23.502587 19.073169 13.654885       --       --       --       --
   No. of Units                      --    87,564   100,327   105,062   659,732    46,577       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 25.270400 23.423980 18.991183 19.084424        --       --       --       --       --
   Value at End of Year              -- 30.940232 25.270400 23.423980 18.991183        --       --       --       --       --
   No. of Units                      --     5,451     4,993     2,975     2,039        --       --       --       --       --

DWS EQUITY 500 INDEX VIP (FORMERLY SCUDDER VIT EQUITY 500 INDEX PORTFOLIO) - CLASS B SHARES (units first credited 9-16-2005)

Contracts with no Optional Benefits
   Value at Start of Year     22.321104 19.647632 12.500000        --        --        --       --       --       --       --
   Value at End of Year       23.076037 22.321104 19.647632        --        --        --       --       --       --       --
   Wealthmark No. of Units      598,236   683,312   827,396        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   143,309   130,755   167,280        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     22.133180 19.521100 12.500000        --        --        --       --       --       --       --
   Value at End of Year       22.835793 22.133180 19.521100        --        --        --       --       --       --       --
   No. of Units                  76,585    90,737   104,966        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     21.993251 19.426714 12.500000        --        --        --       --       --       --       --
   Value at End of Year       22.657220 21.993251 19.426714        --        --        --       --       --       --       --
   No. of Units                   9,869    10,889    12,256        --        --        --       --       --       --       --

DWS GLOBAL OPPORTUNITIES VIP (FORMERLY SCUDDER GLOBAL DISCOVERY PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 29.717774 25.524943 20.972704 14.324773 12.500000       --       --       --       --
   Value at End of Year              -- 35.717758 29.717774 25.524943 20.972704 14.324773       --       --       --       --
   Wealthmark No. of Units           --   273,306   276,667   252,200    16,717        16       --       --       --       --
   NY Wealthmark No. of Units        --    35,084    35,750    16,998     2,694        --       --       --       --       --

Wealthmark All

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Wealthmark Contracts with EER
   Value at Start of Year            -- 29.526436 25.411193 21.024402 14.331432 12.500000       --       --       --       --
   Value at End of Year              -- 35.417083 29.526436 25.411193 21.024402 14.331432       --       --       --       --
   No. of Units                      --    26,664    30,447    26,240   137,718     4,781       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 29.383730 25.326207 20.934012 20.800960        --       --       --       --       --
   Value at End of Year              -- 35.193221 29.383730 25.326207 20.934012        --       --       --       --       --
   No. of Units                      --     2,109     2,367     2,706     2,222        --       --       --       --       --

DWS GLOBAL THEMATIC VIP (FORMERLY SCUDDER GLOBAL BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF 5-03-2007) -
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 23.598886 19.535703 17.285658 13.619519 12.500000       --       --       --       --
   Value at End of Year              -- 30.172211 23.598886 19.535703 17.285658 13.619519       --       --       --       --
   Wealthmark No. of Units           --   240,812   200,859   166,470    52,375       745       --       --       --       --
   NY Wealthmark No. of Units        --    21,874    19,550    20,043     6,312        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 23.446898 19.448603 17.328288 13.625858 12.500000       --       --       --       --
   Value at End of Year              -- 29.918189 23.446898 19.448603 17.328288 13.625858       --       --       --       --
   No. of Units                      --    57,742    62,268    61,856   113,784    11,876       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 23.333577 19.383563 16.781810 16.556205        --       --       --       --       --
   Value at End of Year              -- 29.729104 23.333577 19.383563 16.781810        --       --       --       --       --
   No. of Units                      --     4,645     8,537    10,418       606        --       --       --       --       --

DWS GOVERNMENT & AGENCY SECURITIES VIP (FORMERLY SCUDDER GOVERNMENT & AGENCY SECURITIES PORTFOLIO) (SUBSTITUTED WITH JHT
MONEY MARKET TRUST B EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 13.018135 12.911981 12.637795 12.610916 12.500000       --       --       --       --
   Value at End of Year              -- 13.317973 13.018135 12.911981 12.637795 12.610916       --       --       --       --
   Wealthmark No. of Units           --   880,456   940,467 1,070,227   215,390    22,803       --       --       --       --
   NY Wealthmark No. of Units        --    65,615    64,168    64,491    53,721        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 12.934242 12.854388 12.668989 12.616785 12.500000       --       --       --       --
   Value at End of Year              -- 13.205780 12.934242 12.854388 12.668989 12.616785       --       --       --       --
   No. of Units                      --   174,912   182,298   189,521 1,152,571    75,809       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 12.871628 12.811320 12.614422 12.375302        --       --       --       --       --
   Value at End of Year              -- 13.122196 12.871628 12.811320 12.614422        --       --       --       --       --
   No. of Units                      --    73,125    80,826    83,395    46,575        --       --       --       --       --

DWS GROWTH & INCOME VIP (FORMERLY SCUDDER GROWTH AND INCOME PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 19.260813 18.472602 17.022819 13.668514 12.500000       --       --       --       --
   Value at End of Year              -- 21.516247 19.260813 18.472602 17.022819 13.668514       --       --       --       --
   Wealthmark No. of Units           --   625,820   652,721   386,244    41,670     1,935       --       --       --       --
   NY Wealthmark No. of Units        --    73,204    75,422    55,603    19,704        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 19.136754 18.390246 17.064795 13.674880 12.500000       --       --       --       --
   Value at End of Year              -- 21.335059 19.136754 18.390246 17.064795 13.674880       --       --       --       --
   No. of Units                      --    69,108    71,482    58,953   238,149     7,943       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 19.044243 18.328733 17.001872 16.731208        --       --       --       --       --
   Value at End of Year              -- 21.200198 19.044243 18.328733 17.001872        --       --       --       --       --
   No. of Units                      --    16,895    18,604     3,729        --        --       --       --       --       --

DWS GROWTH ALLOCATION VIP (FORMERLY SCUDDER GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE GROWTH TRUST EFF
12-12-07) (units first credited 8-16-2004)

Contracts with no Optional Benefits
   Value at Start of Year            -- 14.339023 13.715293 12.500000        --        --       --       --       --       --
   Value at End of Year              -- 15.930584 14.339023 13.715293        --        --       --       --       --       --
   Wealthmark No. of Units           -- 3,825,435 3,743,554   849,899        --        --       --       --       --       --
   NY Wealthmark No. of Units        --   711,854   724,886   224,387        --        --       --       --       --       --

Wealthmark All

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Wealthmark Contracts with EER
   Value at Start of Year            -- 14.299725 13.705011 12.500000        --        --       --       --       --       --
   Value at End of Year              -- 15.855285 14.299725 13.705011        --        --       --       --       --       --
   No. of Units                      --   197,062   195,715    76,502        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 14.270320 13.697294 12.500000        --        --       --       --       --       --
   Value at End of Year              -- 15.799030 14.270320 13.697294        --        --       --       --       --       --
   No. of Units                      --   281,793   245,105    38,886        --        --       --       --       --       --

DWS HEALTH CARE VIP (FORMERLY SCUDDER HEALTH SCIENCES PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional
   Benefits
   Value at Start of Year            -- 19.637063 18.427791 17.077106 13.026090 12.500000       --       --       --       --
   Value at End of Year              -- 20.482466 19.637063 18.427791 17.077106 13.026090       --       --       --       --
   Wealthmark No. of Units           --   371,693   383,673   397,506    23,734     1,684       --       --       --       --
   NY Wealthmark No. of Units        --    33,037    34,864    31,922     9,066        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 19.510557 18.345619 17.119230 13.032160 12.500000       --       --       --       --
   Value at End of Year              -- 20.309943 19.510557 18.345619 17.119230 13.032160       --       --       --       --
   No. of Units                      --    27,092    29,710    31,663   288,443    11,992       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 19.416193 18.284227 17.045590 17.635912        --       --       --       --       --
   Value at End of Year              -- 20.181495 19.416193 18.284227 17.045590        --       --       --       --       --
   No. of Units                      --    11,699    11,289    13,436     2,417        --       --       --       --       --

DWS HIGH INCOME VIP (FORMERLY SCUDDER HIGH INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF 5-03-2007) - CLASS B
SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 18.331196 17.975333 16.224879 13.280205 12.500000       --       --       --       --
   Value at End of Year              -- 19.905175 18.331196 17.975333 16.224879 13.280205       --       --       --       --
   Wealthmark No. of Units                872,531   911,413   952,727   114,211     9,325       --       --       --       --
   NY Wealthmark No. of Units        --    54,788    58,888    54,727    19,118        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 18.213120 17.895198 16.264897 13.286385 12.500000       --       --       --       --
   Value at End of Year              -- 19.737577 18.213120 17.895198 16.264897 13.286385       --       --       --       --
   No. of Units                      --   106,206    99,402   115,793   705,208    21,076       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 18.125054 17.835344 16.194935 15.937940        --       --       --       --       --
   Value at End of Year              -- 19.612785 18.125054 17.835344 16.194935        --       --       --       --       --
   No. of Units                      --    12,419    11,002    11,793       292        --       --       --       --       --

DWS INCOME ALLOCATION VIP (FORMERLY SCUDDER CONSERVATIVE INCOME STRATEGY PORTFOLIO) (MERGED INTO DWS CONSERVATIVE ALLOCATION
VIP EFF 9-15-2006) - CLASS B SHARES (units first credited 8-16-2004)

Contracts with no Optional Benefits
   Value at Start of Year            --        -- 13.043798 12.500000        --        --       --       --       --       --
   Value at End of Year              --        -- 13.317179 13.043798        --        --       --       --       --       --
   Wealthmark No. of Units                     --   228,618     7,772        --        --       --       --       --       --
   NY Wealthmark No. of Units        --        --    22,356     4,960        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --        -- 13.034004 12.500000        --        --       --       --       --       --
   Value at End of Year              --        -- 13.280670 13.034004        --        --       --       --       --       --
   No. of Units                      --        --    25,418        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --        -- 13.026675 12.500000        --        --       --       --       --       --
   Value at End of Year              --        -- 13.253368 13.026675        --        --       --       --       --       --
   No. of Units                      --        --     8,096     7,301        --        --       --       --       --       --

Wealthmark All

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
DWS INTERNATIONAL SELECT EQUITY VIP (FORMERLY SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO) (SUBSTITUTED WITH JHT
INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 22.591678 20.096540 17.252828 13.545401 12.500000       --       --       --       --
   Value at End of Year              -- 27.860742 22.591678 20.096540 17.252828 13.545401       --       --       --       --
   Wealthmark No. of Units           --   582,814   615,970   619,713    40,814     1,135       --       --       --       --
   NY Wealthmark No. of Units        --    26,959    27,845    21,226     4,947        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 22.446198 20.006971 17.295376 13.551701 12.500000       --       --       --       --
   Value at End of Year              -- 27.626191 22.446198 20.006971 17.295376 13.551701       --       --       --       --
   No. of Units                      --    53,405    56,279    55,109   400,008    15,411       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 22.337682 19.940046 17.231578 16.837167        --       --       --       --       --
   Value at End of Year              -- 27.451537 22.337682 19.940046 17.231578        --       --       --       --       --
   No. of Units                      --     3,059     2,177     3,089        --        --       --       --       --       --

DWS INTERNATIONAL VIP (FORMERLY SCUDDER INTERNATIONAL PORTFOLIO) (SUBSTITUTED WITH JHT INTERNATIONAL VALUE TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 21.943639 19.230024 16.735799 13.335785 12.500000       --       --       --       --
   Value at End of Year              -- 27.144611 21.943639 19.230024 16.735799 13.335785       --       --       --       --
   Wealthmark No. of Units           --   530,684   505,062   525,807    74,667     2,475       --       --       --       --
   NY Wealthmark No. of Units        --    62,558    52,614    49,108    10,027        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 21.802291 19.144287 16.777081 13.341991 12.500000       --       --       --       --
   Value at End of Year              -- 26.916040 21.802291 19.144287 16.777081 13.341991       --       --       --       --
   No. of Units                      --    83,008    93,091    97,620   274,116    20,073       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 21.696875 19.080228 16.704896 16.241526        --       --       --       --       --
   Value at End of Year              -- 26.745867 21.696875 19.080228 16.704896        --       --       --       --       --
   No. of Units                      --     9,054     5,760     3,882       496        --       --       --       --       --

DWS JANUS GROWTH & INCOME VIP (FORMERLY SVS JANUS GROWTH & INCOME PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP TRUST
EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            -- 20.053695 18.203682 16.577736 13.533986 12.500000       --       --       --       --
   Value at End of Year              -- 21.354430 20.053695 18.203682 16.577736 13.533986       --       --       --       --
   Wealthmark No. of Units           --   466,543   461,676   481,109    46,514       499       --       --       --       --
   NY Wealthmark No. of Units        --    38,317    38,914    38,213    13,623        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            -- 19.924533 18.122527 16.618620 13.540286 12.500000       --       --       --       --
   Value at End of Year              -- 21.174614 19.924533 18.122527 16.618620 13.540286       --       --       --       --
   No. of Units                      --    73,965    74,651    73,472   336,702    16,059       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            -- 19.828190 18.061889 16.557342 16.107188        --       --       --       --       --
   Value at End of Year              -- 21.040719 19.828190 18.061889 16.557342        --       --       --       --       --
   No. of Units                      --     3,102     3,066     3,266        --        --       --       --       --       --

DWS JANUS GROWTH OPPORTUNITIES VIP (FORMERLY SVS JANUS GROWTH OPPORTUNITIES PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH
ALLOCATION VIP EFF 12-08-2006) (NOW LIFESTYLE GROWTH TRUST) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --        -- 19.087533 17.208598 13.851397 12.500000       --       --       --       --
   Value at End of Year              --        -- 20.164035 19.087533 17.208598 13.851397       --       --       --       --
   Wealthmark No. of Units           --        --   171,006   167,881    27,423       504       --       --       --       --
   NY Wealthmark No. of Units        --        --     6,165     6,112     3,785        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --        -- 19.002456 17.251027 13.857843 12.500000       --       --       --       --
   Value at End of Year              --        -- 20.034173 19.002456 17.251027 13.857843       --       --       --       --
   No. of Units                      --        --    23,456    28,159   122,952     5,064       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                               -------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         --        -- 16.547138 17.191770        --       --       --       --       --
   Value at End of Year              --         --        -- 18.938880 16.547138        --       --       --       --       --
   No. of Units                      --         --        --        --     1,462        --       --       --       --       --

DWS LARGE CAP VALUE VIP (FORMERLY SCUDDER LARGE CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE VALUE TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  19.772644 19.739537 18.212076 13.999357 12.500000       --       --       --       --
   Value at End of Year              --  22.415815 19.772644 19.739537 18.212076 13.999357       --       --       --       --
   Wealthmark No. of Units           --    507,936   546,659   550,725    35,379     1,533       --       --       --       --
   NY Wealthmark No. of Units        --    111,522   115,631   114,862    19,703        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  19.645318 19.651565 18.256976 14.005872 12.500000       --       --       --       --
   Value at End of Year              --  22.227104 19.645318 19.651565 18.256976 14.005872       --       --       --       --
   No. of Units                      --     56,240    62,992    58,880   354,801     9,195       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  19.550334 19.585824 18.178471 17.947022        --       --       --       --       --
   Value at End of Year              --  22.086578 19.550334 19.585824 18.178471        --       --       --       --       --
   No. of Units                      --      4,099     4,115     3,673       935        --       --       --       --       --

DWS LEGG MASON AGGRESSIVE GROWTH VIP (FORMERLY SCUDDER SALOMON AGGRESSIVE GROWTH PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH
VIP EFF 12-08-2006) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --         -- 21.115038 19.166426 14.398739 12.500000       --       --       --       --
   Value at End of Year              --         -- 23.576019 21.115038 19.166426 14.398739       --       --       --       --
   Wealthmark No. of Units           --         --   106,780   105,946    25,262       406       --       --       --       --
   NY Wealthmark No. of Units        --         --     4,581     4,134     2,235        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         -- 19.718019 19.213671 14.405433 12.500000       --       --       --       --
   Value at End of Year              --         -- 23.424174 21.020916 19.213671 14.405433       --       --       --       --
   No. of Units                      --         --    30,095    32,057    82,531     4,368       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         -- 19.652052 19.131066 18.847396        --       --       --       --       --
   Value at End of Year              --         -- 23.310933 20.950593 19.131066        --       --       --       --       --
   No. of Units                      --         --     1,871     1,921     1,920        --       --       --       --       --

DWS MERCURY LARGE CAP CORE VIP (FORMERLY SCUDDER MERCURY LARGE CAP CORE PORTFOLIO) (MERGED INTO DWS GROWTH & INCOME VIP EFF
12-08-2006) - CLASS B SHARES (units first credited 10-18-2004)

Contracts with no Optional Benefits
   Value at Start of Year            --         -- 12.964633 12.500000        --        --       --       --       --       --
   Value at End of Year              --         -- 14.418220 12.964633        --        --       --       --       --       --
   Wealthmark No. of Units           --         --    25,643       962        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         -- 12.961367 12.500000        --        --       --       --       --       --
   Value at End of Year              --         -- 14.385890 12.961367        --        --       --       --       --       --
   No. of Units                      --         --       938        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         --        -- 12.500000        --        --       --       --       --       --
   Value at End of Year              --         --        -- 12.958919        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

DWS MFS STRATEGIC VALUE VIP (FORMERLY SVS MFS STRATEGIC VALUE PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN EQUITY VIP EFF
9-15-2006) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  19.572047 20.909517 18.018019 14.490506 12.500000       --       --       --       --
   Value at End of Year              --  22.666470 19.572047 20.909517 18.018019 14.490506       --       --       --       --
   Wealthmark No. of Units           --         89   524,416   510,301    60,256     1,268       --       --       --       --
   NY Wealthmark No. of Units        --         --    48,698    47,032     3,143        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         -- 20.816302 18.062460 14.497241 12.500000       --       --       --       --
   Value at End of Year              --         -- 19.445970 20.816302 18.062460 14.497241       --       --       --       --
   No. of Units                      --         --    86,424    90,305   264,041    14,488       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                               -------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         -- 20.746697 17.984781 17.897509        --       --       --       --       --
   Value at End of Year              --         -- 19.351981 20.746697 17.984781        --       --       --       --       --
   No. of Units                      --         --     5,247     6,457     1,101        --       --       --       --       --

DWS MID CAP GROWTH VIP (FORMERLY SCUDDER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE MID CAP TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  22.393659 12.500000 19.338952 14.727373 12.500000       --       --       --       --
   Value at End of Year              --  24.411782 22.393659 19.806314 19.338952 14.727373       --       --       --       --
   Wealthmark No. of Units           --     94,067    95,663    95,838     7,954        --       --       --       --       --
   NY Wealthmark No. of Units        --     15,707    17,563    16,796     3,254        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  22.249445 12.500000 19.386626 14.734222 12.500000       --       --       --       --
   Value at End of Year              --  24.206232 22.249445 19.718019 19.386626 14.734222       --       --       --       --
   No. of Units                      --     10,549     9,932     9,432    80,945     3,726       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  22.141901 12.500000 19.303275 18.264294        --       --       --       --       --
   Value at End of Year              --  24.053217 22.141901 19.652052 19.303275        --       --       --       --       --
   No. of Units                      --      2,022     1,942     1,921     1,798        --       --       --       --       --

DWS MODERATE ALLOCATION VIP (FORMERLY SCUDDER GROWTH & INCOME STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE BALANCED
TRUST EFF 12-12-2007) - CLASS B SHARES (units first credited 8-16-2004)

Contracts with no Optional Benefits
   Value at Start of Year            --  13.964281 13.479028 12.500000        --        --       --       --       --       --
   Value at End of Year              --  15.276419 13.964281 13.479028        --        --       --       --       --       --
   Wealthmark No. of Units           --  3,107,944 3,170,402   553,618        --        --       --       --       --       --
   NY Wealthmark No. of Units        --    567,900   501,438   316,029        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  13.926013 13.468913 12.500000        --        --       --       --       --       --
   Value at End of Year              --  15.204225 13.926013 13.468913        --        --       --       --       --       --
   No. of Units                      --    314,487   285,880    38,095        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  13.897375 13.461339 12.500000        --        --       --       --       --       --
   Value at End of Year              --  15.150269 13.897375 13.461339        --        --       --       --       --       --
   No. of Units                      --    189,395   184,043    35,023        --        --       --       --       --       --

DWS MONEY MARKET VIP (FORMERLY SCUDDER MONEY MARKET PORTFOLIO) (SUBSTITUTED WITH JHT MONEY MARKET TRUST B EFF 5-03-2007) -
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  12.387191 12.263477 12.341357 12.487876 12.500000       --       --       --       --
   Value at End of Year              --  12.734124 12.387191 12.263477 12.341357 12.487876       --       --       --       --
   Wealthmark No. of Units           --    748,003   672,008   712,036   179,729     3,544       --       --       --       --
   NY Wealthmark No. of Units        --     20,812    25,946    29,316    61,837        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  12.307368 12.208779 12.371821 12.493692 12.500000       --       --       --       --
   Value at End of Year              --  12.626864 12.307368 12.208779 12.371821 12.493692       --       --       --       --
   No. of Units                      --    146,456   145,491   158,337   742,432    96,701       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  12.247823 12.167892 12.318541 12.254068        --       --       --       --       --
   Value at End of Year              --  12.546992 12.247823 12.167892 12.318541        --       --       --       --       --
   No. of Units                      --     39,948    71,621    12,247    35,896        --       --       --       --       --

DWS OAK STRATEGIC EQUITY VIP (FORMERLY SVS OAK STRATEGIC EQUITY PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH VIP EFF 12-08-2006)
- CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --         -- 22.439299 22.503002 15.332670 12.500000       --       --       --       --
   Value at End of Year              --         -- 21.132598 22.439299 22.503002 15.332670       --       --       --       --
   Wealthmark No. of Units           --         --   300,983   325,018    19,567     1,189       --       --       --       --
   NY Wealthmark No. of Units        --         --    21,436    32,355     4,511        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                               -------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
Wealthmark Contracts with EER
   Value at Start of Year            --         -- 22.339318 22.558419 15.339790 12.500000       --       --       --       --
   Value at End of Year              --         -- 20.996517 22.339318 22.558419 15.339790       --       --       --       --
   No. of Units                      --         --    34,900    37,953   201,204    11,653       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         -- 22.264609 22.475335 21.403748        --       --       --       --       --
   Value at End of Year              --         -- 20.895028 22.264609 22.475335        --       --       --       --       --
   No. of Units                      --         --       913     3,062        --        --       --       --       --       --

DWS RREEF REAL ESTATE SECURITIES VIP (FORMERLY SCUDDER REAL ESTATE SECURITIES PORTFOLIO) (SUBSTITUTED WITH JHT REAL ESTATE
SECURITIES TRUST EFF 5-03-2007) - CLASS B SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
   Value at Start of Year            --  19.920219 19.707109 15.267699 12.500000        --       --       --       --       --
   Value at End of Year              --  29.252962 19.920219 19.707109 15.267699        --       --       --       --       --
   Wealthmark No. of Units           --    346,310   374,249   378,504    12,747        --       --       --       --       --
   NY Wealthmark No. of Units        --     67,547    69,768    74,601    24,570        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  19.814671 19.641828 15.287771 12.500000        --       --       --       --       --
   Value at End of Year              --  29.040072 19.814671 19.641828 15.287771        --       --       --       --       --
   No. of Units                      --     30,223    40,570    43,259   184,633        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  19.735898 19.593030 15.252679 14.164090        --       --       --       --       --
   Value at End of Year              --  28.881454 19.735898 19.593030 15.252679        --       --       --       --       --
   No. of Units                      --        825       947     3,806     1,714        --       --       --       --       --

DWS SMALL CAP GROWTH VIP (FORMERLY SCUDDER SMALL CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  21.360822 20.294917 18.573505 14.242205 12.500000       --       --       --       --
   Value at End of Year              --  22.076632 21.360822 20.294917 18.573505 14.242205       --       --       --       --
   Wealthmark No. of Units           --    586,351   596,134   470,061    47,928     2,497       --       --       --       --
   NY Wealthmark No. of Units        --     37,077    40,807    31,974    12,175        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  21.223254 20.204454 18.619291 14.248827 12.500000       --       --       --       --
   Value at End of Year              --  21.890730 21.223254 20.204454 18.619291 14.248827       --       --       --       --
   No. of Units                      --     67,926    74,071    62,381   308,517    16,033       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  21.120675 20.136865 18.539241 18.372487        --       --       --       --       --
   Value at End of Year              --  21.752346 21.120675 20.136865 18.539241        --       --       --       --       --
   No. of Units                      --     12,887    16,261    15,674     5,599        --       --       --       --       --

DWS STRATEGIC INCOME VIP (FORMERLY SCUDDER STRATEGIC INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year            --  13.649352 13.580089 12.703461 12.500000        --       --       --       --       --
   Value at End of Year              --  14.637883 13.649352 13.580089 12.703461        --       --       --       --       --
   Wealthmark No. of Units           --    443,298   451,238   410,955    32,194        --       --       --       --       --
   NY Wealthmark No. of Units        --     50,425    52,936    50,174    14,741        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  13.576994 13.535078 12.720176 12.500000        --       --       --       --       --
   Value at End of Year              --  14.531279 13.576994 13.535078 12.720176        --       --       --       --       --
   No. of Units                      --     39,493    42,055    41,835   184,098        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  13.522981 13.501416 12.690945 12.106118        --       --       --       --       --
   Value at End of Year              --  14.451825 13.522981 13.501416 12.690945        --       --       --       --       --
   No. of Units                      --      6,170    14,932    23,486     2,160        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
DWS TECHNOLOGY VIP (FORMERLY SCUDDER TECHNOLOGY GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  23.097629 22.681308 22.611455 15.717172 12.500000       --       --       --       --
   Value at End of Year              --  22.876140 23.097629 22.681308 22.611455 15.717172       --       --       --       --
   Wealthmark No. of Units           --    222,697   229,170   268,209    17,718     2,358       --       --       --       --
   NY Wealthmark No. of Units        --     15,500    14,592    13,981     8,067        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  22.948908 22.580239 22.667138 15.724471 12.500000       --       --       --       --
   Value at End of Year              --  22.683528 22.948908 22.580239 22.667138 15.724471       --       --       --       --
   No. of Units                      --     20,683    21,659    20,980   182,467     8,022       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  22.838011 22.504751 22.569782 21.279510        --       --       --       --       --
   Value at End of Year              --  22.540150 22.838011 22.504751 22.569782        --       --       --       --       --
   No. of Units                      --      2,696     3,519     2,085     1,724        --       --       --       --       --

DWS TEMPLETON FOREIGN VALUE VIP (FORMERLY SCUDDER TEMPLETON FOREIGN VALUE PORTFOLIO) (MERGED INTO DWS INTERNATIONAL SELECT
EQUITY VIP EFF 12-08-2006) - CLASS B SHARES (units first credited 10-18-2004)

Contracts with no Optional Benefits
   Value at Start of Year            --         -- 13.176792 12.500000        --        --       --       --       --       --
   Value at End of Year              --         -- 14.064678 13.176792        --        --       --       --       --       --
   Wealthmark No. of Units           --         --    42,057     5,928        --        --       --       --       --       --
   NY Wealthmark No. of Units        --         --        69        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         -- 13.173474 12.500000        --        --       --       --       --       --
   Value at End of Year              --         -- 14.033124 13.173474        --        --       --       --       --       --
   No. of Units                      --         --     2,825       984        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         --        -- 12.500000        --        --       --       --       --       --
   Value at End of Year              --         --        -- 13.170988        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

DWS TURNER MID CAP GROWTH VIP (FORMERLY SVS TURNER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE MID CAP TRUST
EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --  24.433650 22.271942 20.365660 13.975119 12.500000       --       --       --       --
   Value at End of Year              --  25.591623 24.433650 22.271942 20.365660 13.975119       --       --       --       --
   Wealthmark No. of Units           --    371,665   372,447   388,303    34,942     2,184       --       --       --       --
   NY Wealthmark No. of Units        --     20,510    20,526    18,597     5,245        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --  24.276318 22.172696 20.415849 13.981623 12.500000       --       --       --       --
   Value at End of Year              --  25.376145 24.276318 22.172696 20.415849 13.981623       --       --       --       --
   No. of Units                      --     50,732    47,071    43,278   278,004    28,656       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --  24.158995 22.098540 20.328105 19.467718        --       --       --       --       --
   Value at End of Year              --  25.215735 24.158995 22.098540 20.328105        --       --       --       --       --
   No. of Units                      --      2,812     1,147     2,313     1,856        --       --       --       --       --

EQUITY-INCOME TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     18.773341         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.758370         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       48,701         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       684         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     18.587487         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.559248         --        --        --        --        --       --       --       --       --
   No. of Units                   3,800         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     18.449313         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.711394         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
FINANCIAL SERVICES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     19.447998         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.581723         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       15,927         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     19.255455         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.384575         --        --        --        --        --       --       --       --       --
   No. of Units                   4,854         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     19.112331         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.238200         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - CLASS B SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     17.573606         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.665488         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      181,826         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       159         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     17.573413         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.732465         --        --        --        --        --       --       --       --       --
   No. of Units                  23,804         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     17.573270         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.715689         --        --        --        --        --       --       --       --       --
   No. of Units                   1,656         --        --        --        --        --       --       --       --       --

FUNDAMENTAL VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     18.799253         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.356774         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    1,095,356         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units    79,491         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     18.613162         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.150963         --        --        --        --        --       --       --       --       --
   No. of Units                 131,712         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     18.474811         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.998130         --        --        --        --        --       --       --       --       --
   No. of Units                  16,948         --        --        --        --        --       --       --       --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     17.135041         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.963701         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       12,520         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     16.965397         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.773501         --        --        --        --        --       --       --       --       --
   No. of Units                   1,917         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     16.839273         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.632255         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
GLOBAL BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     16.848223         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.154619         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       59,975         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     1,707         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     16.681418         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.951077         --        --        --        --        --       --       --       --       --
   No. of Units                   4,126         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     16.557430         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.799951         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     19.794802         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.845385         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      833,778         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units    91,126         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     19.598875         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.634126         --        --        --        --        --       --       --       --       --
   No. of Units                 129,991         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     19.453164         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.477197         --        --        --        --        --       --       --       --       --
   No. of Units                   9,061         --        --        --        --        --       --       --       --       --

HEALTH SCIENCES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     20.863804         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.145917         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       55,396         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     3,110         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     20.657207         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.897565         --        --        --        --        --       --       --       --       --
   No. of Units                   3,552         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     20.503615         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.713153         --        --        --        --        --       --       --       --       --
   No. of Units                   1,337         --        --        --        --        --       --       --       --       --

HIGH INCOME TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.001787         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.536086         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units           --         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     11.988959         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.520670         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     11.979358         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.509109         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
HIGH YIELD TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     18.034237         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.415154         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       19,116         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       195         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     17.855714         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.219907         --        --        --        --        --       --       --       --       --
   No. of Units                   3,028         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     17.722992         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.074920         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

INCOME & VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     16.470791         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.769132         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units        3,485         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     16.307735         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.592334         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     16.186491         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.461015         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

INDEX ALLOCATION TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     14.216109         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.205782         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    2,074,880         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   179,933         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     14.181572         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.152488         --        --        --        --        --       --       --       --       --
   No. of Units                 138,126         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     14.155718         --        --        --        --        --       --       --       --       --
   Value at End of Year       14.112650         --        --        --        --        --       --       --       --       --
   No. of Units                  19,836         --        --        --        --        --       --       --       --       --

INTERNATIONAL CORE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     21.569382         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.761066         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       33,967         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     21.355851         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.517079         --        --        --        --        --       --       --       --       --
   No. of Units                   9,692         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     21.197087         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.335893         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.180526         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    1,776,129         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   111,987         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.163065         --        --        --        --        --       --       --       --       --
   No. of Units                 203,690         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.149979         --        --        --        --        --       --       --       --       --
   No. of Units                   3,818         --        --        --        --        --       --       --       --       --

INTERNATIONAL OPPORTUNITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     19.685403         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.173480         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      108,338         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     3,621         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     19.606795         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.055680         --        --        --        --        --       --       --       --       --
   No. of Units                   1,156         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     19.548014         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.967707         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

INTERNATIONAL SMALL CAP TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     27.570399         --        --        --        --        --       --       --       --       --
   Value at End of Year       26.556018         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       65,927         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       611         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     27.297578         --        --        --        --        --       --       --       --       --
   Value at End of Year       26.258387         --        --        --        --        --       --       --       --       --
   No. of Units                   3,102         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     27.094718         --        --        --        --        --       --       --       --       --
   Value at End of Year       26.037340         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

INTERNATIONAL VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     24.741089         --        --        --        --        --       --       --       --       --
   Value at End of Year       24.975865         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      626,360         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units    66,475         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     24.496209         --        --        --        --        --       --       --       --       --
   Value at End of Year       24.695889         --        --        --        --        --       --       --       --       --
   No. of Units                  76,823         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     24.314138         --        --        --        --        --       --       --       --       --
   Value at End of Year       24.487969         --        --        --        --        --       --       --       --       --
   No. of Units                  10,055         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
INVESTMENT QUALITY BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     15.165973         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.607077         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       27,061         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     15.015830         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.432100         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     14.904174         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.302123         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

LIFESTYLE AGGRESSIVE TRUST - CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
   Value at Start of Year     13.047296  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.946574  13.047296        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       77,310      2,856        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.030000  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.900108  13.030000        --        --        --        --       --       --       --       --
   No. of Units                     848        828        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.017044  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.865357  13.017044        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

LIFESTYLE BALANCED TRUST - CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
   Value at Start of Year     13.256958  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.890532  13.256958        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    3,946,947    286,673        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   625,724      3,383        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.239393  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.844253  13.239393        --        --        --        --       --       --       --       --
   No. of Units                 442,323     21,536        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.226236  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.809656  13.226236        --        --        --        --       --       --       --       --
   No. of Units                 229,730     20,693        --        --        --        --       --       --       --       --

LIFESTYLE CONSERVATIVE TRUST - CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
   Value at Start of Year     13.163411  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.650892  13.163411        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      107,573     55,463        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     1,408         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.145969  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.605408  13.145969        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.132895  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.571408  13.132895        --        --        --        --       --       --       --       --
   No. of Units                  12,509         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
LIFESTYLE GROWTH TRUST - CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
   Value at Start of Year     13.125730  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.881734  13.125730        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    4,852,758    216,467        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   855,418     24,084        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.108333  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.835481  13.108333        --        --        --        --       --       --       --       --
   No. of Units                 294,104      2,895        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.095297  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.800891  13.095297        --        --        --        --       --       --       --       --
   No. of Units                 335,178      8,750        --        --        --        --       --       --       --       --

LIFESTYLE MODERATE TRUST - CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
   Value at Start of Year     13.194116  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.671272  13.194116        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    1,126,707    183,087        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   128,184      2,666        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.176626  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.625716  13.176626        --        --        --        --       --       --       --       --
   No. of Units                  94,328      1,438        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.163534  12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.591669  13.163534        --        --        --        --       --       --       --       --
   No. of Units                 132,219      3,868        --        --        --        --       --       --       --       --

MID CAP INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     19.821496         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.043762         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      885,222         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units    95,200         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     19.625279         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.830247         --        --        --        --        --       --       --       --       --
   No. of Units                  89,639         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     19.479364         --        --        --        --        --       --       --       --       --
   Value at End of Year       18.671659         --        --        --        --        --       --       --       --       --
   No. of Units                  26,549         --        --        --        --        --       --       --       --       --

MID CAP INTERSECTION TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     11.434130         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.511700         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units           --         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     11.421905         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.496298         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     11.412761         --        --        --        --        --       --       --       --       --
   Value at End of Year       11.484780         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
MID CAP STOCK TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     22.854678         --        --        --        --        --       --       --       --       --
   Value at End of Year       25.439720         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      107,609         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       405         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     22.628400         --        --        --        --        --       --       --       --       --
   Value at End of Year       25.154462         --        --        --        --        --       --       --       --       --
   No. of Units                   5,994         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     18.671659         --        --        --        --        --       --       --       --       --
   Value at End of Year       24.942667         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

MONEY MARKET TRUST B - NAV SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.767729         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    1,581,886         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   122,502         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.750816         --        --        --        --        --       --       --       --       --
   No. of Units                 220,082         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.738141         --        --        --        --        --       --       --       --       --
   No. of Units                 114,934         --        --        --        --        --       --       --       --       --

NATURAL RESOURCES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     43.480330         --        --        --        --        --       --       --       --       --
   Value at End of Year       52.433757         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       47,839         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     1,224         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     43.134552         --        --        --        --        --       --       --       --       --
   Value at End of Year       51.947846         --        --        --        --        --       --       --       --       --
   No. of Units                     936         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     42.876957         --        --        --        --        --       --       --       --       --
   Value at End of Year       51.586296         --        --        --        --        --       --       --       --       --
   No. of Units                      39         --        --        --        --        --       --       --       --       --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     22.283672         --        --        --        --        --       --       --       --       --
   Value at End of Year       23.005123         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       25,000         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units        71         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     22.063085         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.747229         --        --        --        --        --       --       --       --       --
   No. of Units                   2,492         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     17.859221         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.555706         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
QUANTITATIVE ALL CAP TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     22.410500         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.541099         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    2,856,275         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   212,385         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     22.232145         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.341333         --        --        --        --        --       --       --       --       --
   No. of Units                 384,992         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     22.099305         --        --        --        --        --       --       --       --       --
   Value at End of Year       21.192714         --        --        --        --        --       --       --       --       --
   No. of Units                  18,598         --        --        --        --        --       --       --       --       --

QUANTITATIVE MID CAP TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     19.063305         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.292480         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      520,719         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units    48,676         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     18.874566         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.098566         --        --        --        --        --       --       --       --       --
   No. of Units                  75,290         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     18.734223         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.954554         --        --        --        --        --       --       --       --       --
   No. of Units                   4,129         --        --        --        --        --       --       --       --       --

QUANTITATIVE VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     19.425896         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.355698         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      547,910         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   133,451         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     19.309743         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.229036         --        --        --        --        --       --       --       --       --
   No. of Units                  73,274         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     19.223059         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.134628         --        --        --        --        --       --       --       --       --
   No. of Units                   4,259         --        --        --        --        --       --       --       --       --

REAL ESTATE SECURITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     32.498678         --        --        --        --        --       --       --       --       --
   Value at End of Year       24.255366         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units      307,202         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units    56,104         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     32.177048         --        --        --        --        --       --       --       --       --
   Value at End of Year       25.911418         --        --        --        --        --       --       --       --       --
   No. of Units                  26,097         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     31.937973         --        --        --        --        --       --       --       --       --
   Value at End of Year       25.693308         --        --        --        --        --       --       --       --       --
   No. of Units                   1,179         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
SCIENCE & TECHNOLOGY TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     15.087413         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.846629         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       40,119         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     7,032         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     14.938028         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.657741         --        --        --        --        --       --       --       --       --
   No. of Units                   3,824         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     14.826967         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.517470         --        --        --        --        --       --       --       --       --
   No. of Units                   1,151         --        --        --        --        --       --       --       --       --

SCUDDER 21ST CENTURY GROWTH PORTFOLIO (MERGED INTO SCUDDER SMALL CAP GROWTH PORTFOLIO EFF 5-1-2005)(NOW DWS SMALL CAP GROWTH
VIP) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --         --        -- 17.530062 13.661183 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 19.163946 17.530062 13.661183       --       --       --       --
   Wealthmark No. of Units           --         --        --   174,019     7,510       349       --       --       --       --
   NY Wealthmark No. of Units        --         --        --     8,560     2,424        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         --        -- 17.573287 13.667541 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 19.078507 17.573287 13.667541       --       --       --       --
   No. of Units                      --         --        --    12,453   172,059     8,406       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         --        -- 17.497738 17.423406        --       --       --       --       --
   Value at End of Year              --         --        -- 19.014715 17.497738        --       --       --       --       --
   No. of Units                      --         --        --     2,074     1,975        --       --       --       --       --

SCUDDER GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF. 4-29-2005) (NOW DWS CAPITAL GROWTH VIP) - CLASS B
SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --         --        -- 16.707116 13.669425 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 17.303433 16.707116 13.669425       --       --       --       --
   Wealthmark No. of Units           --         --        --   290,534    17,032        11       --       --       --       --
   NY Wealthmark No. of Units        --         --        --    33,534     6,130        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         --        -- 16.748311 13.675788 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 17.226276 16.748311 13.675788       --       --       --       --
   No. of Units                      --         --        --    37,165   162,157       542       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         --        -- 16.686543 16.417473        --       --       --       --       --
   Value at End of Year              --         --        -- 17.168653 16.686543        --       --       --       --       --
   No. of Units                      --         --        --       578        --        --       --       --       --       --

SMALL CAP GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     18.838806         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.822732         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       41,220         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       409         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     18.763537         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.717369         --        --        --        --        --       --       --       --       --
   No. of Units                   3,326         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     18.707302         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.638727         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
SMALL CAP INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     19.530179         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.928427         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    1,795,396         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   167,753         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     19.336820         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.727384         --        --        --        --        --       --       --       --       --
   No. of Units                 200,601         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     19.193095         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.578116         --        --        --        --        --       --       --       --       --
   No. of Units                  21,425         --        --        --        --        --       --       --       --       --

SMALL CAP OPPORTUNITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     25.787645         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.464783         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       14,217         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units        --         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     25.582414         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.256435         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     25.429591         --        --        --        --        --       --       --       --       --
   Value at End of Year       22.101471         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

SMALL CAP VALUE TRUST - CLASS B SHARES (units first credited 11-09-2007)

Contracts with no Optional Benefits
   Value at Start of Year     16.294291         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.984469         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       60,135         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       420         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     16.212293         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.899490         --        --        --        --        --       --       --       --       --
   No. of Units                   5,519         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     16.151068         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.836052         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

SMALL COMPANY VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     21.255329         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.305965         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       49,539         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       272         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     21.044966         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.089548         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     20.888538         --        --        --        --        --       --       --       --       --
   Value at End of Year       19.305965         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
STRATEGIC BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     16.412766         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.960334         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       60,613         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       636         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     16.250285         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.781397         --        --        --        --        --       --       --       --       --
   No. of Units                   5,088         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     16.129502         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.648519         --        --        --        --        --       --       --       --       --
   No. of Units                     574         --        --        --        --        --       --       --       --       --

SVS EAGLE FOCUSED LARGE CAP GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF 4-29-2005) (NOW DWS CAPITAL
GROWTH VIP) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --         --        -- 16.980634 13.678801 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 17.039235 16.980634 13.678801       --       --       --       --
   Wealthmark No. of Units           --         --        --   642,089    29,199       357       --       --       --       --
   NY Wealthmark No. of Units        --         --        --    56,205    11,545        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         --        -- 17.022514 13.685173 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 16.963257 17.022514 13.685173       --       --       --       --
   No. of Units                      --         --        --    52,759   351,290    21,075       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         --        -- 16.949303 16.292609        --       --       --       --       --
   Value at End of Year              --         --        -- 16.906505 16.949303        --       --       --       --       --
   No. of Units                      --         --        --     2,384       648        --       --       --       --       --

SVS FOCUS VALUE + GROWTH PORTFOLIO (MERGED INTO SCUDDER GROWTH AND INCOME PORTFOLIO EFF 4-29-2005) (NOW DWS GROWTH & INCOME
VIP) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --         --        -- 18.411374 14.142452 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 20.185513 18.411374 14.142452       --       --       --       --
   Wealthmark No. of Units           --         --        --   193,698    14,276     1,028       --       --       --       --
   NY Wealthmark No. of Units        --         --        --    17,097     2,712        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         --        -- 18.456762 14.149028 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 20.095553 18.456762 14.149028       --       --       --       --
   No. of Units                      --         --        --    15,899   114,321     8,612       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         --        -- 18.388717 17.614657        --       --       --       --       --
   Value at End of Year              --         --        -- 20.028328 18.388717        --       --       --       --       --
   No. of Units                      --         --        --     5,622        --        --       --       --       --       --

SVS INDEX 500 PORTFOLIO (MERGED INTO SCUDDER VIT EQUITY 500 INDEX PORTFOLIO EFF 9-16-05) (NOW DWS EQUITY 500 INDEX VIP) -
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --         --        -- 17.583220 14.004948 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 19.115976 17.583220 14.004948       --       --       --       --
   Wealthmark No. of Units           --         --        --   847,115    86,229     4,019       --       --       --       --
   NY Wealthmark No. of Units        --         --        --   194,905    59,744        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year            --         --        -- 17.626575 14.011463 12.500000       --       --       --       --
   Value at End of Year              --         --        -- 19.030766 17.626575 14.011463       --       --       --       --
   No. of Units                      --         --        --    77,596   595,368    29,541       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year            --         --        -- 17.550772 17.238875        --       --       --       --       --
   Value at End of Year              --         --        -- 18.967106 17.550772        --       --       --       --       --
   No. of Units                      --         --        --    15,825     4,363        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
TOTAL BOND MARKET TRUST A (FORMERLY BOND INDEX TRUST A) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.967279         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       11,873         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     2,310         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.950113         --        --        --        --        --       --       --       --       --
   No. of Units                   3,938         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     12.500000         --        --        --        --        --       --       --       --       --
   Value at End of Year       12.937245         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

TOTAL RETURN TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     14.770678         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.640835         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       41,499         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units     1,682         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     14.624422         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.465456         --        --        --        --        --       --       --       --       --
   No. of Units                  25,499         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     14.515673         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.335192         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

TOTAL STOCK MARKET INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     18.106121         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.661919         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units    1,447,571         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units   165,835         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     17.926851         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.463864         --        --        --        --        --       --       --       --       --
   No. of Units                 161,357         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     17.793599         --        --        --        --        --       --       --       --       --
   Value at End of Year       17.316821         --        --        --        --        --       --       --       --       --
   No. of Units                  27,610         --        --        --        --        --       --       --       --       --

U.S. GOVERNMENT SECURITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     13.827792         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.894452         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       18,604         --        --        --        --        --       --       --       --       --
   NY Wealthmark No. of Units       246         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     13.690858         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.738630         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     13.589082         --        --        --        --        --       --       --       --       --
   Value at End of Year       13.622951         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

Wealthmark ALL

                                 YEAR      YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                               12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                              --------- ---------- --------- --------- --------- --------- -------- -------- -------- --------
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     17.183778         --        --        --        --        --       --       --       --       --
   Value at End of Year       16.013614         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units        5,265         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     17.013651         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.834044         --        --        --        --        --       --       --       --       --
   No. of Units                      79         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     16.887169         --        --        --        --        --       --       --       --       --
   Value at End of Year       15.700711         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year     21.183320         --        --        --        --        --       --       --       --       --
   Value at End of Year       20.733765         --        --        --        --        --       --       --       --       --
   Wealthmark No. of Units       46,938         --        --        --        --        --       --       --       --       --

Wealthmark Contracts with EER
   Value at Start of Year     20.973683         --        --        --        --        --       --       --       --       --
   Value at End of Year       20.501358         --        --        --        --        --       --       --       --       --
   No. of Units                     182         --        --        --        --        --       --       --       --       --

NY Wealthmark Contracts with the Payment Enhancement
   Value at Start of Year     20.817739         --        --        --        --        --       --       --       --       --
   Value at End of Year       20.328696         --        --        --        --        --       --       --       --       --
   No. of Units                      --         --        --        --        --        --       --       --       --       --

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                                                            dated April 28, 2008



                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES


                       Statement of Additional Information
         John Hancock Life Insurance Company (U.S.A.) Separate Account H


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York as follows:



                     PROSPECTUSES ISSUED BY JOHN HANCOCK USA
           (to be read with this Statement of Additional Information)
                            Venture Variable Annuity
                          Venture III Variable Annuity
                        Venture Vantage Variable Annuity
                        Venture Vision Variable Annuity
                       Venture Strategy Variable Annuity
                           Wealthmark Variable Annuity
                         Wealthmark ML3 Variable Annuity


You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


Annuity Service Center             Mailing Address
164 Corporate Drive                Post Office Box 9505
Portsmouth, NH 03801-6815          Portsmouth, NH 03802-9505
(617) 663-3000 or (800) 344-1029   www.jhannuities.com



JHUSA SEP ACCT H SAI 04/08

                                Table of Contents


GENERAL INFORMATION AND HISTORY ..........................................     1
ACCUMULATION UNIT VALUE TABLES ...........................................     1
SERVICES .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
LEGAL AND REGULATORY MATTERS .............................................     5
APPENDIX A: AUDITED FINANCIAL STATEMENTS .................................   A-1

                         General Information and History


John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the "Separate Account") (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), ("we," "us," "the Company," or "John Hancock USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. We also have an Annuity Service Center located at 164 Corporate Drive, Portsmouth, NH 03801-6815. Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.


The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America ("Manulife North America"), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America's assets, including the assets of the Separate Account and assumed all of Manulife North America's obligations including those under the contracts. The merger had no other effect on the terms and conditions of the contracts or on your allocations among investment options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

Independent Registered Public Accounting Firm


The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2007 and for each of the two years in the period ended December 31, 2007, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Servicing Agent

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

     - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

     -    semimonthly commission statements;

     -    monthly summaries of agent production and daily transaction reports;

     -    semiannual statements for contract owners; and

     -    annual contract owner tax reports.

We pay CSC FSG approximately $7.80 per policy per year, plus certain other fees for the services provided.

Principal Underwriter


John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2007, 2006, and 2005 were $657,183,413, $516,555,523 and $510,874,858, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.


We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.


We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.

The categories of payments that we provide, directly or through JHD, to firms are described below. These categories are not mutually exclusive and we may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in our efforts to promote the sale of the Contracts. We agree with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. We determine which firms to support and the extent of the payments it is willing to make. We generally choose to compensate firms that have a strong capability to distribute the Contracts and that are willing to cooperate with our promotional efforts. We do not make an independent assessment of the cost of providing such services.


The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD") (or their affiliated broker-dealers) that we are aware (as of December 31, 2007) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:



NAME OF FIRM



                                   DISTRIBUTOR



                            1st Global Capital Corp.
                           A. G. Edwards & Sons, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                            AIG - Financial Advisors
                 AIG - American General Securities Incorporated
                  American Portfolios Financial Services, Inc.
                        AmTrust Investment Services, Inc.
                       BancWest Investment Services, Inc.
                                   BOSC, Inc.
                           Cadaret, Grant & Co., Inc.
                            Centaurus Financial, Inc.
                         Citigroup Global Markets, Inc.
                          CCO Investment Services, Inc.

                                   DISTRIBUTOR



                               Comerica Securities
                            Commerce Capital Markets
                         Commonwealth Financial Network
                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                              Davenport & Co., LLC
                         Essex National Securities, Inc.
                            Ferris, Baker Watts, Inc.
                          Fifth Third Securities, Inc.
                       Founders Financial Securities, LLC
                         Geneos Wealth Management, Inc.
                            GunnAllen Financial, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments, Inc.
                           HSBC Securities (USA) Inc.
                        Independent Financial Group, LLC
                   Independent Financial Marketing Group, Inc.
                 ING - Financial Network Investment Corporation
                     ING - Financial Securities Corporation
                    ING - Primevest Financial Services, Inc.
                          ING Financial Partners, Inc.
                              InterSecurities, Inc.
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, Inc.
                          Janney Montgomery Scott, LLC
                     Jefferson Pilot Securities Corporation
                         John Hancock Distributors, Inc.
                          Key Investments Services, LLC
                        LaSalle Financial Services, Inc.
                        LaSalle Street Securities, L.L.C.
                     Lincoln Financial Advisors Corporation
                                  LPL Financial
                           M Holdings Securities, Inc.
                           Main Street Securities, LLC
                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                           Money Concepts Capital Corp
                          Morgan Keegan & Company, Inc.
                           Morgan Stanley & Co., Inc.
                           Next Financial Group, Inc.
                              NFP Securities, Inc.
                           NPH - SII Investments, Inc.
                       NPH - Invest Financial Corporation
                    NPH - Investment Centers of America, Inc.
                       NPH - National Planning Corporation
                  PAC of America - Associated Securities Corp.
                   PAC of America - Mutual Service Corporation
              PAC of America - United Planners' Financial Services
                PAC of America - Waterstone Financial Group, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                          Prime Capital Services, Inc.
                                ProEquities, Inc.
                           Questar Capital Corporation
                        Raymond James & Associates, Inc.
                     Raymond James Financial Services, Inc.
                             RBC Dain Rauscher, Inc.

                                   DISTRIBUTOR



                           Robert W. Baird & Co., Inc.
                         Sammons Securities Company, LLC
                            Securities America, Inc.
                           Sigma Financial Corporation
                           Stifel Nicolaus & Co., Inc
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                       Unionbanc Investment Services, Inc.
                            Wachovia Securities, LLC
                            Wachovia Securities, Inc.
                      Wachovia Securities Financial Network
                         Walnut Street Securities, Inc.
                        Webster Investment Services, Inc.
                           Well Fargo Securities, LLC
                        Woodbury Financial Services, Inc.



Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.


Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.


Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.


Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.


                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.


On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                    APPENDIX A: Audited Financial Statements

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)
Years Ended December 31, 2007, 2006, and 2005

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm............................................................. F-2

Audited Consolidated Financial Statements:..........................................................................

Consolidated Balance Sheets as of December 31, 2007 and 2006........................................................
                                                                                                                     F-3

Consolidated Statements of Income for the years ended December 31, 2007, 2006, and 2005.............................
                                                                                                                     F-4

Consolidated Statements of Changes in Shareholder's Equity and Comprehensive Income for the years ended December 31, F-5
  2007, 2006, and 2005..............................................................................................

Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006, and 2005.........................
                                                                                                                     F-6

Notes to Consolidated Financial Statements..........................................................................
                                                                                                                     F-7

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007 and 2006 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the accompanying consolidated financial statements, the Company has restated its financial statements for the years ended December 31, 2006 and 2005.

As discussed in Note 1 to the accompanying consolidated financial statements, in 2007 the Company changed its method of accounting for collateral related to certain derivative activities, and in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement benefit plans.

                                                  /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 25, 2008

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                          CONSOLIDATED BALANCE SHEETS

                                                         December 31,
                                                       -----------------
                                                         2007     2006
                                                       -------- --------
                                                                Restated
                                                         (in millions)
        Assets

        Investments
        Fixed maturities:
           Available-for-sale - at fair value
             (cost: 2007 - $13,050; 2006 - $11,187)... $ 13,689 $ 11,629
        Equity securities:
           Available-for-sale - at fair value
             (cost: 2007 - $781; 2006 - $840).........      956    1,022
        Mortgage loans on real estate.................    2,414    2,446
        Real estate...................................    1,543    1,401
        Policy loans..................................    2,519    2,340
        Short term investments........................    2,723      645
        Other invested assets.........................      325      144
                                                       -------- --------
           Total Investments..........................   24,169   19,627

        Cash and cash equivalents.....................    3,345    4,112
        Accrued investment income.....................      310      247
        Deferred policy acquisition costs.............    5,664    4,655
        Deferred sales inducements....................      264      235
        Amounts due from and held for affiliates......    2,967    2,886
        Reinsurance recoverable.......................    1,390    1,295
        Other assets..................................    1,259    1,276
        Separate account assets.......................  105,380   90,462
                                                       -------- --------
           Total Assets............................... $144,748 $124,795
                                                       ======== ========
        Liabilities and Shareholder's Equity

        Liabilities:

        Future policy benefits........................ $ 24,594 $ 22,379
        Policyholders' funds..........................      300      298
        Unearned revenue..............................      543      766
        Unpaid claims and claim expense reserves......      720      704
        Dividends payable to policyholders............      210      200
        Amounts due to affiliates.....................    4,615    2,996
        Deferred income tax liability.................    1,000      812
        Other liabilities.............................    2,002    1,492
        Separate account liabilities..................  105,380   90,462
                                                       -------- --------
           Total Liabilities..........................  139,364  120,109

        Shareholder's Equity:

        Capital stock.................................        5        5
        Additional paid in capital....................    2,222    2,216
        Retained earnings.............................    2,572    1,988
        Accumulated other comprehensive income........      585      477
                                                       -------- --------
           Total Shareholder's Equity.................    5,384    4,686
                                                       -------- --------
           Total Liabilities and Shareholder's Equity. $144,748 $124,795
                                                       ======== ========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                     For the years ended December 31,
                                                                                     --------------------------------
                                                                                      2007       2006        2005
                                                                                      ------   --------    --------
                                                                                               Restated    Restated
                                                                                          (in millions)
Revenues

   Premiums......................................................................... $  875     $1,014      $  870
   Fee income.......................................................................  3,262      2,483       1,769
   Net investment income............................................................  1,337      1,163       1,169
   Net realized investment and other gains..........................................    162         32         231
                                                                                      ------    ------      ------
       Total revenues...............................................................  5,636      4,692       4,039

Benefits and expenses

   Benefits to policyholders........................................................  2,375      1,889       1,579
   Other operating costs and expenses...............................................  1,269      1,117         921
   Amortization of deferred policy acquisition costs and deferred sales inducements.    584        536         327
   Dividends to policyholders.......................................................    416        395         400
                                                                                      ------    ------      ------
       Total benefits and expenses..................................................  4,644      3,937       3,227

Income before income taxes..........................................................    992        755         812
Income taxes........................................................................    273        230         253
                                                                                      ------    ------      ------
Net income.......................................................................... $  719     $  525      $  559
                                                                                      ======    ======      ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                           AND COMPREHENSIVE INCOME

                                                                                           Accumulated
                                                                      Additional              Other         Total
                                                              Capital  Paid In   Retained Comprehensive Shareholder's Outstanding
                                                               Stock   Capital   Earnings    Income        Equity       Shares
                                                              ------- ---------- -------- ------------- ------------- -----------
                                                                   (in millions, except for shares outstanding)       (thousands)
Balance at January 1, 2005 -- As previously reported.........   $5      $2,024    $1,062      $ 828        $3,919        4,829
   Restatements..............................................                         42        (90)          (48)
                                                                --      ------    ------      -----        ------        -----
Balance at January 1, 2005 -- Restated.......................    5       2,024     1,104        738         3,871        4,829
   Comprehensive income:.....................................
       Net income -- Restated................................                        559                      559
       Other comprehensive income, net of tax:...............
          Net unrealized investment losses --
            Restated.........................................                                  (104)         (104)
          Net losses on cash flow hedges.....................                                    (1)           (1)
          Minimum pension liability..........................                                   (21)          (21)
          Foreign currency translation adjustment --
            Restated.........................................                                   (87)          (87)
                                                                                                           ------
   Comprehensive income -- Restated..........................                                                 346
Capital contribution from parent.............................               13                                 13
Transactions with affiliates.................................                8                                  8
Dividend paid to parent......................................                       (200)                    (200)
                                                                --      ------    ------      -----        ------        -----
Balance at December 31, 2005 -- Restated.....................   $5      $2,045    $1,463      $ 525        $4,038        4,829
                                                                ==      ======    ======      =====        ======        =====
Balance at January 1, 2006 -- Restated.......................   $5      $2,045    $1,463      $ 525        $4,038        4,829
   Comprehensive income:.....................................
       Net income -- Restated................................                        525                      525
       Other comprehensive income, net of tax:...............
          Net unrealized investment losses --
            Restated.........................................                                   (46)          (46)
          Minimum pension liability..........................                                     5             5
          Foreign currency translation adjustment --
            Restated.........................................                                    (5)           (5)
                                                                                                           ------
   Comprehensive income -- Restated..........................                                                 479
SFAS 158 transition adjustment...............................                                    (2)           (2)
Common stock issued to parent................................               71                                 71
Transaction with affiliate...................................               87                                 87
Stock options................................................               13                                 13
                                                                --      ------    ------      -----        ------        -----
Balance at December 31, 2006 -- Restated.....................   $5      $2,216    $1,988      $ 477        $4,686        4,829
                                                                ==      ======    ======      =====        ======        =====
Balance at January 1, 2007 -- Restated.......................   $5      $2,216    $1,988      $ 477        $4,686        4,829
   Comprehensive income:.....................................
       Net income............................................                        719                      719
       Other comprehensive income, net of tax:...............
          Net unrealized investment gains....................                                   124           124
          Net losses on cash flow hedges.....................                                   (13)          (13)
          Change in funded status of pension plan and
            amortization of periodic pension costs...........                                     1             1
          Foreign currency translation adjustment............                                    (4)           (4)
                                                                                                           ------
   Comprehensive income......................................                                                 827
Dividend paid to parent......................................                       (135)                    (135)
Stock options................................................                6                                  6
                                                                --      ------    ------      -----        ------        -----
Balance at December 31, 2007.................................   $5      $2,222    $2,572      $ 585        $5,384        4,829
                                                                ==      ======    ======      =====        ======        =====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                               For the years ended December 31,
                                                                                               -------------------------------
                                                                                                 2007        2006       2005
                                                                                                --------   --------   --------
                                                                                                           Restated   Restated
                                                                                                      (in millions)
Cash flows provided by (used in) operating activities:
   Net income................................................................................. $    719    $    525   $   559
       Adjustments to reconcile net income to net cash provided by (used in) operating activities:..........................................................................
       Net realized investment and other gains................................................     (162)        (32)     (231)
       Amortization of premium/discount - fixed maturities....................................        9          13        27
       Capitalization of deferred policy acquisition costs and deferred sales inducements.....   (1,700)     (1,154)     (976)
       Amortization of deferred policy acquisition costs and deferred sales inducements.......      584         536       327
       Depreciation and amortization..........................................................       26          26        27
       (Increase) decrease in accrued investment income.......................................      (63)         (1)       58
       Decrease (increase) in other assets and other liabilities, net.........................      371         507      (325)
       Increase (decrease) in policyholder liabilities and accruals, net......................      781         479      (397)
       Increase in deferred income tax liability..............................................      127         128       124
                                                                                                --------   --------   -------
       Net cash provided by (used in) operating activities....................................      692       1,027      (807)
Cash flows used in investing activities:
   Sales of:..................................................................................
       Fixed maturities available-for-sale....................................................    8,814       9,657     8,293
       Equity securities available-for-sale...................................................      304         355       153
   Maturities, prepayments and scheduled redemptions of:......................................
       Fixed maturities available-for-sale....................................................      485         658       230
       Mortgage loans on real estate..........................................................    1,453       1,105       508
       Real estate sold.......................................................................       --          27         9
   Cash received on sale of mortgage backed security to affiliate.............................       15          --        --
   Purchases of:..............................................................................
       Fixed maturities available-for-sale....................................................  (11,150)    (10,327)   (9,294)
       Equity securities available-for-sale...................................................     (229)       (690)     (261)
       Other invested assets..................................................................     (121)        (74)       (6)
   Mortgage loans on real estate issued.......................................................   (1,409)     (1,128)     (529)
   Purchases of real estate...................................................................     (168)        (16)      (35)
   Net purchases of short-term investments....................................................   (2,013)       (162)     (112)
   Other, net.................................................................................     (249)       (281)      368
                                                                                                --------   --------   -------
       Net cash used in investing activities..................................................   (4,268)       (876)     (676)
Cash flows provided by financing activities:
   Common stock issued to parent..............................................................       --          71        --
   Capital contribution from parent...........................................................       --          --        13
   Cash received on sale of real estate to affiliate..........................................       --         150        --
   Net cash transferred related to Taiwan operations..........................................       --          --       (24)
   Universal life and investment-type contract deposits.......................................    2,748       2,832     2,144
   Universal life and investment-type contract maturities and withdrawals.....................     (509)     (1,266)     (938)
   Net transfers to separate accounts from policyholders funds................................     (881)       (433)     (341)
   Unearned revenue on financial reinsurance..................................................     (149)        (49)       49
   Increase in amounts due to/from affiliates, net............................................    1,768          14     1,869
   Excess tax benefits related to share based payments........................................        2           2        --
   Net reinsurance recoverable................................................................      (35)         49        20
   Dividend paid to parent....................................................................     (135)         --      (200)
                                                                                                --------   --------   -------
   Net cash provided by financing activities..................................................    2,809       1,370     2,592
   Net (decrease) increase in cash and cash equivalents.......................................     (767)      1,521     1,109
Cash and cash equivalents at beginning of year................................................    4,112       2,591     1,482
                                                                                                --------   --------   -------
Cash and cash equivalents at end of year...................................................... $  3,345    $  4,112   $ 2,591
                                                                                                ========   ========   =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company (U.S.A.) (JH USA or The Company) is a wholly owned subsidiary of The Manufacturers Investment Corporation (MIC). MIC is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is a wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as Manulife Financial.

The Company offers and issues individual and group annuity contracts, and individual life insurance and group pension contracts. All of these contracts (collectively, the contracts) are sold primarily in the United States. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the John Hancock Trust (JHT), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

John Hancock Investment Management Services, LLC (JHIMS), a subsidiary of the Company, is the investment advisor to JHT. On November 1, 2005, JHIMS amended its Limited Liability Company Agreement to admit a new member. This amendment decreased the Company's consolidated ownership interest in JHIMS from 100% to 95%. JH USA directly owns 57% of JHIMS, while it's wholly owned subsidiary, John Hancock Life Insurance Company of New York, owns 38%. The remaining 5% of JHIMS is owned by an affiliate, John Hancock Funds, LLC.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of the Company and its majority owned and or controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

The accompanying consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

Restatements

The accompanying consolidated financial statements and footnote disclosures have been restated as of December 31, 2006 and for the years ended December 31, 2006 and 2005, respectively. There were two items requiring restatement as described below.

During the years 2001 through 2006, the Company was not properly recording the changes in the fair value of non-functional currency available-for-sale investments in accumulated other comprehensive income (OCI) or the realized gains and losses related to such securities in the consolidated statements of income. For available-for-sale fixed maturities and equity securities, foreign exchange movements at each balance sheet date were recorded in foreign currency translation adjustments instead of net unrealized investment gains (losses). In addition, when these non-functional currency available-for-sale securities were sold, the applicable foreign exchange gain or loss was not relieved from accumulated other comprehensive income and recorded in the consolidated statements of income. Certain of these available-for-sale investments supported life and annuity contracts where the investment results of the realized and unrealized investment and other gains (losses) are included in the calculation of current or future gross profits for purposes of amortizing deferred policy acquisition costs (DAC). As a result of the error, DAC was not adjusted for the realized and unrealized foreign exchange gains (losses). The after-tax adjustments to correctly record the related activity decreased total consolidated shareholder's equity by $48.0 million as of January 1, 2005 (the cumulative consolidated income statement and OCI effect for the years 2001 through 2004), and decreased total consolidated shareholder's equity by $96.0 million and $89.0 million as of December 31, 2006 and 2005, respectively. Consolidated net income was increased by $12.6 million and $10.7 million for the years ended December 31, 2006 and 2005, respectively, as a result of these adjustments.

Certain intercompany reinsurance activity was not properly presented in the Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005. As a result of this error, cash flows provided by (used in) operating activities increased by $402 million and $53 million for the years ended December 31, 2006 and 2005, respectively; cash flows used in investing activities increased by $127 million and $112 million for the years ended December 31, 2006 and 2005, respectively; and cash flows provided by financing activities decreased by $275 million for the year ended December 31, 2006 and increased by $59 million for the year ended December 31, 2005.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


The following is a summary of the line items impacted by the Restatement for the 2006 Consolidated Balance Sheet and the Consolidated Statements of Income and Shareholder's Equity for the years ended December 31, 2006 and 2005:

                                                                                   Prior to
                                                                                 Restatement* Adjustments Restated
                                                                                 ------------ ----------- --------
                                                                                           (in millions)
December 31, 2006
Deferred policy acquisition costs...............................................   $  4,701      $ (46)   $  4,655
Total assets....................................................................    124,841        (46)    124,795
Deferred income tax liability...................................................        762         50         812
Total liabilities...............................................................    120,059         50     120,109
Retained earnings...............................................................      1,922         66       1,988
Accumulated other comprehensive income..........................................        639       (162)        477
Total shareholder's equity......................................................      4,782        (96)      4,686
Total liabilities and shareholder's equity......................................    124,841        (46)    124,795
                                                                                   --------      -----    --------
December 31, 2005
Retained earnings...............................................................      1,410         53       1,463
Accumulated other comprehensive income..........................................        667       (142)        525
Total shareholder's equity......................................................      4,127        (89)      4,038
                                                                                   --------      -----    --------
January 1, 2005
Retained earnings...............................................................      1,062         42       1,104
Accumulated other comprehensive income..........................................        828        (90)        738
Total shareholder's equity......................................................      3,919        (48)      3,871
                                                                                   --------      -----    --------
For the year ended December 31, 2006
Net realized investment and other gains.........................................          5         27          32
Total revenue...................................................................      4,665         27       4,692
Amortization of deferred policy acquisition costs and deferred sales inducements        529          7         536
Total benefits and expenses.....................................................      3,930          7       3,937
Income before income taxes......................................................        735         20         755
Income taxes....................................................................        223          7         230
Net income......................................................................        512         13         525
                                                                                   --------      -----    --------
For the year ended December 31, 2005
Net realized investment and other gains.........................................        209         22         231
Total revenue...................................................................      4,017         22       4,039
Amortization of deferred policy acquisition costs and deferred sales inducements        322          5         327
Total benefits and expenses.....................................................      3,222          5       3,227
Income before income taxes......................................................        795         17         812
Income taxes....................................................................        247          6         253
Net income......................................................................        548         11         559

The consolidated statements of cash flows were restated as applicable for the items noted above.

* Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments

The Company classifies its fixed maturity securities as available-for-sale and records these securities at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in net investment income. The amortized cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

Net realized investment and other gains, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating group annuity contract holder accounts. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred policy acquisition costs, deferred sales inducements, and participating group annuity contracts.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturities securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains. Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or accretion of discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains.

Policy loans are reported at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities when purchased greater than 90 days and less than one year, are reported at fair value.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposures to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities.

All derivative instruments are reported on the Consolidated Balance Sheets in other invested assets or other liabilities at fair value, with changes in fair value recorded in income or other comprehensive income, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in income.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains. For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains, as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains, as well as offsetting changes in fair value for the derivative. Basis adjustments are recognized into income as part of net realized investment and other gains.

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs (DAC) and Deferred Sales Inducements (DSI)

Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. DAC associated with annuity contracts and group pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company's DAC was deemed recoverable.

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products (Deferred Sales Inducements or DSI). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts' expected ongoing crediting rates for periods after the inducements are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC. DSI is reviewed annually to determine recoverability from future income, and if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company's DSI was deemed recoverable.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying consolidated statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Goodwill

Goodwill, included in other assets, represents the excess of the purchase price paid by the Company over the fair value of the assets and liabilities of Wood Logan Associates (WLA) at the dates the outstanding shares of WLA were acquired. Prior to the adoption of Statement of Financial Accounting Standards No. 142 (SFAS 142), Goodwill and Other Intangible Assets, this goodwill was being amortized over its expected useful life. No goodwill amortization was recorded after the adoption of this standard.

The Company tests goodwill and other non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events). Amortizable intangible assets are tested only in response to triggering events. Impairments would be recorded whenever an intangible asset's fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2007 or 2006.

Separate Accounts

Separate account assets and liabilities reported in the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains or losses generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, and net realized investment and other gains or losses and the related liability charges of separate accounts are offset within the same line item in the Consolidated Statements of Income. Fees charged to contract holders, principally mortality, policy administration, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders' Funds

Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains associated with the underlying assets.

For fixed and variable annuities, group pension contracts, variable life contracts, and universal life insurance contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values before surrender charges and additional reserves established on certain guarantees offered in certain variable annuity products. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders' fund balances and after annuitization are equal to the present value of expected future payments. Policy benefits charged to expense also include the change in the additional reserve for certain guarantees offered in certain investment type products.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


Benefits for fixed and variable annuities, variable life contracts, universal life insurance contracts, and group pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. For the years 2005 through 2007, interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies ranged from 2.5% to 7.8%. As of December 31, 2007 and 2006, participating insurance liabilities expressed as a percentage of total actuarial reserves and account values were 36.1% and 39.2%, respectively.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claim expense reserves are adequate.

Participating Insurance

For those participating policies in force as of September 23, 1999 and as a result of the demutualization of MLI, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate Closed Block of business. As of December 31, 2007 and 2006, $8,997 million and $8,894 million of policyholder liabilities and accruals related to the participating policyholders' accounts were included in the Closed Block.

JH USA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Revenue Recognition

Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

Fee income from annuity contracts, pension contracts, and insurance contracts consists of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and will be recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

Share Based Payments

The Company adopted SFAS 123(R), Share Based Payment, on January 1, 2006. This standard requires that the costs resulting from share based payment transactions with employees be recognized in the financial statements using a fair value based measurement method. The Company had previously adopted the fair value recognition provisions of SFAS 123, Accounting for Stock Options, effective January 1, 2003 prospectively for all options granted to employees on or after January 1, 2002.

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to Company employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to the Company's employees is recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, are recorded in the accounts of the Company in other operating costs and expenses.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


Upon adoption of SFAS 123(R), the Company was required to determine the portion of additional paid in capital that was generated from the realization of excess tax benefits prior to the adoption of SFAS 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS 123 fair value recognition provisions in 2001. The Company elected to calculate this pool of additional paid in capital using the shortcut method as permitted by FASB Staff Position (FSP) 123(R)-3, Transition Election to Accounting for the Tax Effects of Share Based Payment Awards.

SFAS 123(R) also requires the benefits of tax deductions in excess of recognized compensation expense to be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increase net financing cash flows in periods after adoption. In 2007 the Company recognized $2 million of excess tax benefits which was reclassified from net operating cash flows to net financing cash flows. Upon adoption in 2006, the Company recognized $2 million of excess tax benefits related to share based payments which was reclassified from net operating cash flows to net financing cash flows

Federal Income Taxes

The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Foreign Currency Translation

The consolidated balance sheets of the Company's foreign operations and the Company's non-U.S. dollar investments are translated into U.S. dollars using translation rates in effect at the Consolidated Balance Sheet dates. The Consolidated Statements of Income of the Company's foreign operations are translated into U.S. dollars using average translation rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

Recent Accounting Pronouncements

FASB Staff Position FIN39-1
Amendment of Offsetting of Amounts Related to Certain Contracts (FSP FIN39-1)

In April 2007, the FASB issued FSP FIN 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation for offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase of derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 and 2006 of $57 million and $13 million, respectively.

Statement of Financial Accounting Standards No.159, the Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159)

In February 2007, the FASB issued SFAS 159. SFAS 159's objective is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e., to some but not all similar financial assets or liabilities.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


SFAS 159 will be effective for the Company beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact of adoption of SFAS 159 will have on its consolidated financial position and results of operations.

Statement of Financial Accounting Standards No.158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 123(R) (SFAS 158)

In September 2006, the FASB issued SFAS 158. SFAS 158 requires the Company to recognize in its consolidated balance sheet either assets or liabilities for overfunded or underfunded status of its defined benefit postretirement plans. Changes in the funded status of a defined benefit postretirement plan are recognized in accumulated comprehensive income in the year the changes occur.

SFAS 158 was effective for the Company on December 31, 2006. As a result of the adoption of SFAS 158 as of December 31, 2006, the Company recorded a decrease of $2 million, net of tax benefit of $1 million, to accumulated other comprehensive income to recognize the funded status of its defined benefit pension and other post-retirement benefit plans.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157)

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair value items valued using the lowest hierarchy level.

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company expects that the adoption of SFAS 157 will have a material effect on its consolidated financial position and results of operations. The impact of adoption is currently being refined.

FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48)

In June 2006 the FASB issued FIN 48. FIN 48 prescribes recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption.

FIN 48 was effective for the Company's consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN 48 had no material impact on the Company's consolidated financial position at December 31, 2007 and consolidated results of operations for the year ended December 31, 2007.

AICPA Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts (SOP 05-1)

In September 2005, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and instead be charged off to expense.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


SOP 05-1 was effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-1 as of January 1, 2007, there was no impact to the Company's consolidated financial position or results of operations.

Emerging Issues Task Force Issue No. 04-5, Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights (EITF 04-5)

In July 2005, the Emerging Issues Task Force of the FASB issued EITF 04-5. EITF 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a Variable Interest Entity
(VIE), in which case VIE consolidated accounting rules should instead be followed. The Company's adoption of EITF 04-5 in 2006 resulted in no impact to its consolidated financial position and results of operations.

Note 2 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):


                                                       For the year ended
                                                          December 31,
                                                    -----------------------
                                                     2007    2006     2005
                                                    ------ -------- --------
                                                         (in millions)
   Net investment income
      Fixed maturities............................. $  798  $  730   $  705
      Equity securities............................     38      24       17
      Mortgage loans on real estate................    145     152      157
      Real estate..................................    100      98       92
      Policy loans.................................    185     166      202
      Short term investments.......................    145      61       29
      Other........................................      7      (8)       2
                                                    ------  ------   ------
      Gross investment income......................  1,418   1,223    1,204
          Less investment expenses.................     81      60       35
                                                    ------  ------   ------
   Net investment income........................... $1,337  $1,163   $1,169
                                                    ======  ======   ======

                                                           Restated Restated
                                                           -------- --------
   Net realized investment and other gains (losses)
      Fixed maturities............................. $   69  $  (27)  $  196
      Equity securities............................     38      44       20
      Mortgage loans on real estate................     13      13       20
      Real estate..................................     --       7       (2)
      Derivatives and other invested assets........     42      (5)      (3)
                                                    ------  ------   ------
   Net realized investment and other gains......... $  162  $   32   $  231
                                                    ======  ======   ======

Gross gains were realized on the sale of available-for-sale securities of $203 million, $189 million (Restated), and $273 million (Restated) for the years ended December 31, 2007, 2006, and 2005, and gross losses were realized on the sale of available-for-sale securities of $51 million, $132 million, and $77 million for the years ended December 31, 2007, 2006, and 2005. In addition, other-than-temporary impairments on available-for-sale securities of $74 million, $64 million, and $14 million for the years ended December 31, 2007, 2006, and 2005 were recognized in the Consolidated Statements of Income.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments - (continued)


As of December 31, 2007 and 2006, all fixed maturity and equity securities were classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized below as of the dates indicated:

                                                                                            December 31, 2007
                                                                             -----------------------------------------------
                                                                                              Gross      Gross
                                                                                            Unrealized Unrealized
                                                                             Amortized Cost   Gains      Losses   Fair Value
                                                                             -------------- ---------- ---------- ----------
                                                                                              (in millions)
Available-for-Sale:
Corporate securities........................................................    $10,364        $574      $(121)    $10,817
Asset-backed & mortgage-backed securities...................................        992          15         (2)      1,005
Obligations of states and political subdivisions............................         83           4         --          87
Debt securities issued by foreign governments...............................        893         145         --       1,038
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies..................................................................        718          24         --         742
                                                                                -------        ----      -----     -------
Total fixed maturities available-for-sale...................................     13,050         762       (123)     13,689
Equity securities...........................................................        781         193        (18)        956
                                                                                -------        ----      -----     -------
   Total fixed maturities and equity securities available-for-sale..........    $13,831        $955      $(141)    $14,645
                                                                                =======        ====      =====     =======

                                                                                            December 31, 2006
                                                                             -----------------------------------------------
                                                                                              Gross      Gross
                                                                                            Unrealized Unrealized
                                                                             Amortized Cost   Gains      Losses   Fair Value
                                                                             -------------- ---------- ---------- ----------
                                                                                              (in millions)
Available-for-Sale:
Corporate securities........................................................    $ 7,543        $477       $(64)    $ 7,956
Asset-backed & mortgage-backed securities...................................         35          --         (1)         34
Obligations of states and political subdivisions............................         10           1         --          11
Debt securities issued by foreign governments...............................         45           7         (1)         51
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies..................................................................      3,554          26         (3)      3,577
                                                                                -------        ----       ----     -------
Total fixed maturities available-for-sale...................................     11,187         511        (69)     11,629
Equity securities...........................................................        840         187         (5)      1,022
                                                                                -------        ----       ----     -------
   Total fixed maturities and equity securities available-for-sale..........    $12,027        $698       $(74)    $12,651
                                                                                =======        ====       ====     =======

The amortized cost and fair value of fixed maturities as of December 31, 2007, by contractual maturity, are shown below:

                                                  Amortized Cost Fair Value
                                                  -------------- ----------
                                                        (in millions)
    Available-for-Sale:
    Due in one year or less......................    $   386      $   387
    Due after one year through five years........      1,777        1,817
    Due after five years through ten years.......      3,967        4,042
    Due after ten years..........................      5,928        6,438
                                                     -------      -------
                                                      12,058       12,684
    Asset-backed and mortgage-backed securities..        992        1,005
                                                     -------      -------
       Total fixed maturities available-for-sale.    $13,050      $13,689
                                                     =======      =======

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

As of December 31, 2007, fixed maturity securities with a fair value of $7 million (2006--$8 million) were on deposit with government authorities as required by law.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments - (continued)


Available-for-sale securities with amortized cost of $0 million and $1 million were non-income producing as of December 31, 2007 and 2006 respectively.

The Company participates in a security lending program for the purpose for enhancing income on securities held. At December 31, 2007 and 2006, $1,476 million and $1,320 million, respectively, of the Company's securities, at market value, were on loan to various brokers or dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102% of the loaned securities' market value.

Depreciation expense on investment real estate was $26 million in 2007, 2006, and 2005, respectively. Accumulated depreciation was $218 million and $193 million at December 31, 2007 and 2006 respectively.

Analysis of unrealized losses on fixed maturities securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee (the committee) reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. The committee meets with the management responsible for restructurings, as well as the management of each industry team, and portfolio management. The analysis focuses on each investee company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Manulife Credit Committee. The Loan Review Committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value is charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that the committee's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Manulife investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by Manulife, or changes in other facts and circumstances lead to a change in the intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

As of December 31, 2007 and 2006, there were 339 and 425 fixed maturity securities with an aggregate gross unrealized loss of $123 million and $69 million as of December 31, 2007 and 2006, of which the single largest unrealized loss was $16 million and $2 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments - (continued)


As of December 31, 2007 and 2006, there were 174 and 75 equity securities with an aggregate gross unrealized loss of $18 million and $5 million as of December 31, 2007 and 2006, of which the single largest unrealized loss was $1 million and $1 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these equity securities will recover in value.

                                Unrealized Losses on Fixed Maturity and Equity Securities

                                                                              As of December 31, 2007
                                                         ----------------------------------------------------------------
                                                          Less than 12 months    12 months or more           Total
                                                         --------------------  --------------------  --------------------
                                                          Carrying              Carrying              Carrying
                                                          Value of              Value of              Value of
                                                         Securities            Securities            Securities
                                                         with Gross            with Gross            with Gross
                                                         Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of securities:                                 Losses     Losses     Losses     Losses     Losses     Losses
--------------------------                               ---------- ---------- ---------- ---------- ---------- ----------
U.S. Treasury obligations and direct obligations of U.S.
  government agencies...................................   $    6      $ --      $   24      $ --      $   30     $  --
Federal agency mortgage-backed securities...............       99        (2)         32        --         131        (2)
Fixed maturity securities issued by foreign governments.       --        --           8        --           8        --
Corporate securities....................................    1,521       (50)      1,462       (71)      2,983      (121)
                                                           ------      ----      ------      ----      ------     -----
   Total fixed maturity securities......................    1,626       (52)      1,526       (71)      3,152      (123)
Equity securities.......................................      145       (18)         --        --         145       (18)
                                                           ------      ----      ------      ----      ------     -----
   Total fixed maturity and equity securities...........   $1,771      $(70)     $1,526      $(71)     $3,297     $(141)
                                                           ======      ====      ======      ====      ======     =====

                                Unrealized Losses on Fixed Maturity and Equity Securities

                                                                              As of December 31, 2006
                                                         ----------------------------------------------------------------
                                                          Less than 12 months    12 months or more           Total
                                                         --------------------  --------------------  --------------------
                                                          Carrying              Carrying              Carrying
                                                          Value of              Value of              Value of
                                                         Securities            Securities            Securities
                                                         with Gross            with Gross            with Gross
                                                         Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of securities:                                 Losses     Losses     Losses     Losses     Losses     Losses
--------------------------                               ---------- ---------- ---------- ---------- ---------- ----------
U.S. Treasury obligations and direct obligations of U.S.
  government agencies...................................   $  478      $ (2)     $   47      $ (1)     $  525     $  (3)
Federal agency mortgage-backed securities...............        7        --          17        (1)         24        (1)
Fixed maturity securities issued by foreign governments.       --        --          10        (1)         10        (1)
Corporate securities....................................    1,200       (26)      1,319       (38)      2,519       (64)
                                                           ------      ----      ------      ----      ------     -----
   Total fixed maturity securities......................    1,685       (28)      1,393       (41)      3,078       (69)
Equity securities.......................................       77        (3)         19        (2)         96        (5)
                                                           ------      ----      ------      ----      ------     -----
   Total fixed maturity and equity securities...........   $1,762      $(31)     $1,412      $(43)     $3,174     $ (74)
                                                           ======      ====      ======      ====      ======     =====

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that result from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reserve over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments - (continued)


At December 31, 2007 and 2006, the fixed maturity securities had a total gross unrealized loss of $123 million and $69 million, respectively, including basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns tend to play a larger role in the unrealized losses on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $19 million at December 31, 2007 from $1 million at December 31, 2006 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the mortgage agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains.

Changes in the allowance for possible losses on mortgage loans on real estate were as follows:

                                 Balance at                      Balance at
                                 Beginning                         End of
    (in millions)                of Period  Additions Deductions   Period
    -------------                ---------- --------- ---------- ----------
    Year ended December 31, 2007     $3        $5         $5         $3
                                     --        --         --         --
    Year ended December 31, 2006     $5        $1         $3         $3
                                     --        --         --         --
    Year ended December 31, 2005     $7        $3         $5         $5
                                     --        --         --         --

At December 31, 2007 and 2006, the total recorded investment in mortgage loans considered to be impaired along with the related provision for losses, were as follows:

                                                                    As of December 31,
                                                                    -----------------
                                                                    2007      2006
                                                                    ----      ----
                                                                    (in millions)
   Impaired mortgage loans on real estate with provision for losses $12       $12
   Provision for losses............................................  (3)       (3)
                                                                    ---       ---
   Net impaired mortgage loans on real estate...................... $ 9       $ 9
                                                                    ===       ===

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                            Years Ended December 31,
                                                            ------------------------
                                                            2007     2006    2005
                                                            ----     ----    ----
                                                            (in millions)
     Average recorded investment in impaired mortgage loans $12      $16     $31
     Interest income recognized on impaired mortgage loans. $--      $--     $--

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments - (continued)


The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

There were no restructured mortgage loans as of December 31, 2007 and 2006.

At December 31, 2007, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

     Collateral             Carrying    Geographic             Carrying
     Property Type           Amount     Concentration           Amount
     -------------        ------------- -------------------- -------------
                          (in millions)                      (in millions)
     Apartments..........    $  322     East North Central..    $  272
     Industrial..........       493     East South Central..        35
     Office buildings....       941     Middle Atlantic.....       441
     Retail..............       451     Mountain............       207
     Multi family........         4     New England.........       124
     Mixed use...........        74     Pacific.............       684
     Agricultural........        64     South Atlantic......       509
     Other...............        68     West North Central..        14
                                        West South Central..       131
     Allowance for losses        (3)    Allowance for losses        (3)
                             ------                             ------
     Total...............    $2,414     Total...............    $2,414
                             ======                             ======

Mortgage loans with outstanding principal balances of $11 million were non-income producing as of December 31, 2007. There was $1 million of non-income producing real estate as of December 31, 2007.

Note 3 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2007 and 2006 was $216 million and $52 million, respectively, and is reported on the Consolidated Balance Sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2007 and 2006 was $309 million, and $104 million, respectively, and is reported on the Consolidated Balance Sheets in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses cross currency rate swap agreements to manage exposures to foreign currency arising from its consolidated balance sheet assets and liabilities. Cross currency swap agreements involve an initial and financial exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 3 - Derivatives and Hedging Instruments - (continued)


Product Derivatives

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (GMWB) rider. This rider is effectively an embedded option on the basket of the mutual funds which is sold to contract holders. Beginning in November 2007, for certain contracts issued during 2007, the Company started a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swaps, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor's 500, Russell 2000, and Dow Jones Euro Sox 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2007, 2006 and 2005, the Company recognized net gains of $0.2 million and $3 million, and net losses of $2 million, respectively, related to the ineffective portion of its fair value hedges.

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows arising from floating-rate assets held on its Consolidated Balance Sheet. Under interest rate swap agreements, the Company agrees with other parties to exchange, at specific intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

The Company uses cross currency swaps to manage exposures to foreign currency and variable interest rates arising from its on-balance sheet assets. Cross currency swaps involve an initial and final exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency. The Company uses foreign currency forward contracts to hedge foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and policy acquisition expenses in Canadian dollars. These foreign currency contracts qualify as cash flow hedges of foreign currency expenses.

For the years ended December 31, 2007 and 2006 the Company recognized gains of $0 million and $0 million related to the ineffective portion of its cash flow hedges. For the years ended December 31, 2007 and 2006 all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the year ended December 31, 2007, a net gain of $0.5 million was reclassified from accumulated other comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 3.6 years.

For the years ended December 31, 2007 and 2006, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2007, 2006 and 2005, losses of $0.3 million, $9.8 million, and $8.3 million, (net of tax of $0.2 million, $5.3 million, and $4.5 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $0.1 million, $0.4 million, and $5.1 million (net of tax of $0.1 million, $0.3 million and $2.8 million) at December 31, 2007, 2006 and 2005, respectively.

For the years ended December 31, 2007 and 2006, the Company recognized net gains of $21.6 million and net losses of $17.8 million, respectively, related to derivatives in a non-hedge relationship. These amounts are recorded in net realized investment and other gains and losses.

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its businesses without designating the derivatives as hedging instruments.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 3 - Derivatives and Hedging Instruments - (continued)


Outstanding derivative instruments were as follows:

                                                       As of December 31,
                                        ------------------------------------------------
                                                  2007                    2006
                                        ------------------------ -----------------------
                                        Notional Carrying Fair   Notional Carrying Fair
                                         Amount   Value   Value   Amount   Value   Value
                                        -------- -------- ------ -------- -------- -----
                                                         (in millions)
Assets:
Derivatives:
   Interest rate swap agreements.......  $1,653   $ 28.2  $ 28.2  $1,230   $33.8   $33.8
   Currency rate swap agreements.......   1,214    178.9   178.9   1,030    18.4    18.4
   Foreign exchange forward agreements.      89      8.9     8.9      38     0.2     0.2

Liabilities:
Derivatives:
   Interest rate swap agreements.......  $1,818   $ 22.1  $ 22.1  $1,893   $48.5   $48.5
   Currency rate swap agreements.......   1,567    276.4   276.4   1,128    45.1    45.1
   Equity Swaps........................     0.5      1.4     1.4      --      --      --
   Foreign exchange forward agreements.     212      8.8     8.8     323    10.4    10.4
   Embedded derivatives................       2       --      --       2      --      --

Note 4 - Income Taxes

JH USA and its subsidiaries (collectively the companies) join with MIC and other affiliates in filing a consolidated federal income tax return. John Hancock Life Insurance Company of New York (JHNY), a wholly-owned subsidiary of the Company, filed a separate federal income tax return for the year ended December 31, 2005. JHNY joined the companies in filing a consolidated federal income tax return for the years ended December 31, 2007 and 2006.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if JH USA and the companies each filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income tax expense were as follows:

                                                  For the Year Ended December 31,
                                                  -------------------------------
                                                  2007       2006       2005
                                                  ----       ----       ----
                                                   (in millions)
              Current taxes:
              Federal............................ $223       $ (7)      $128
                                                     ----      ----       ----
              Deferred taxes:
              Federal - Restated.................   50        237        125
                                                     ----      ----       ----
              Total income tax expense - Restated $273       $230       $253
                                                     ====      ====       ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 4 - Income Taxes - (continued)



A reconciliation of income taxes computed by applying the 35% federal income tax rate to income before income taxes to income tax expense charged to operations follows:

                                                       For the Year Ended December 31,
                                                       ------------------------------
                                                        2007       2006      2005
                                                         -----     ----      ----
                                                         (in millions)
      Tax at 35% -- Restated.......................... $ 348       $264      $284

      Add (deduct):
         Prior year taxes.............................   (43)        (4)       (9)
         Tax exempt investment income.................  (160)       (42)      (28)
         Unrecognized tax benefits....................   161          9         3
         Credits......................................   (35)        --        --
         Other........................................     2          3         3
                                                         -----       ----      ----
             Total income tax expense -- Restated..... $ 273       $230      $253
                                                         =====       ====      ====

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each consolidated balance sheet date. The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                            December 31,
                                                           ---------------
                                                            2007    2006
                                                           ------ --------
                                                                  Restated
                                                            (in millions)
     Deferred tax assets:
        Policy reserve adjustments........................ $  785  $  891
        Tax credits.......................................    139      79
        Net operating loss carryforwards..................     86      --
        Other.............................................     30       7
                                                           ------  ------
            Total deferred tax assets.....................  1,040     977
                                                           ------  ------
     Deferred tax liabilities:
        Deferred policy acquisition costs................. $1,147  $  974
        Unrealized gains on securities available-for-sale.    447     419
        Premiums receivable...............................     24      21
        Investments.......................................    303     236
        Reinsurance.......................................    104      97
        Other.............................................     15      42
                                                           ------  ------
            Total deferred tax liabilities................  2,040   1,789
                                                           ------  ------
            Net deferred tax liabilities.................. $1,000  $  812
                                                           ======  ======

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 4 - Income Taxes - (continued)


As of December 31, 2007, the Company had $246 million of operating loss carry forwards that will expire in various years through 2022. As of December 31, 2007, the Company had $139 million of unused tax credits. Unused tax credits will expire in various years through 2025. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $28 million, $9 million, and $66 million in 2007, 2006, and 2005, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions the Company is no longer subject to U.S. federal, state or local income tax examinations by taxing authorities for years before 1998. The Internal Revenue Service (IRS) completed its examinations for years 1998 through 2003 on December 31, 2005. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of the Company's U.S. income tax returns for years 2004 through 2005 in the third quarter of 2007 that is anticipated to be completed by the end of 2009.

The Company adopted the provisions of FIN 48 on January 1, 2007. In connection with the adoption of FIN 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2007 is as follows:

                                                                  Amount of
                                                              Unrecognized Tax
                                                               Benefits as of
                                                              December 31, 2007
                                                              -----------------
                                                                (in millions)
 Balance as of January 1, 2007...............................       $230
 Additions based on tax positions related to the current year         77
 Reductions based on tax positions related to current year...         (7)
 Additions for tax positions of prior years..................         89
 Reductions for tax positions of prior years.................        (10)
                                                                    ----
 Balance as of December 31, 2007.............................       $379
                                                                    ====

Included in the balance as of December 31, 2007, are $ 291 million of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balance as of December 31, 2007, are $ 88 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest expense related to unrecognized tax benefits in other operating costs and expenses and penalties in income tax expense. During the years ended December 31, 2007, and 2006, the Company recognized approximately $(24) and $17 million, in interest (benefit) expense, respectively. The Company had approximately $39 million and $63 million accrued for interest as of December 31, 2007 and December 31, 2006, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2007, 2006, and 2005.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 5 - Related Party Transactions



The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $336 million, $323 million, and $293 million for the years ended December 31, 2007, 2006, and 2005. As of December 31, 2007 the Company has amounts receivable from MFC and MLI of $18 million. As of December 31, 2006 the Company had accrued liabilities to MFC and MLI of $26 million.

There are two service agreements, both effective as of April 28, 2004, between the Company and John Hancock Life Insurance Company (JHLICO). Under one agreement, the Company provides services to JHLICO, and under the other JHLICO provides services to the Company. In both cases, the Provider of the services can also employ a Provider Affiliate to provide services. In the case of the service agreement where JHLICO provides services to the Company, a Provider Affiliate means JHLICO's parent, John Hancock Financial Services, Inc., (JHFS), and its direct and indirect subsidiaries. Net services provided by the Company to JHLICO were $126 million for the year ended December 31, 2007, $111 million for the year ended December 31, 2006, and $92 million for the year ended December 31, 2005. As of December 31, 2007 and 2006 there were accrued receivables from JHLICO to the Company of $87 million and $104 million, respectively.

Management believes the allocation methods used for service agreements are reasonable and appropriate in the circumstances; however, the Company's Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

On December 14, 2006, the Company issued one share of common stock to MIC for $71 million in cash.

MFC also provides a claims paying guarantee to certain U.S. policyholders.

On December 20, 2002, the Company entered into a reinsurance agreement with Manulife Reinsurance Limited (Bermuda) (MRBL), an affiliated company, to reinsure a block of variable annuity business. The contract reinsures all risks; however, the primary risk reinsured is investment and lapse risk with only limited coverage of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $397 million, $371 million, and $338 million for the years ended December 31, 2007, 2006, and 2005, respectively. These are classified as unearned revenue. The amounts are being amortized to income as payments are made to MRBL. The balance of this unearned revenue as of December 31, 2007 and 2006 was $437 million and $425 million, respectively.

On December 31, 2003, the Company entered into a reinsurance agreement with MRBL, to reinsure 90% of the non-reinsured risk of the closed block of participating life insurance business. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in a trust on behalf of MRBL and are included in amounts due from and held for affiliates in the Consolidated Balance Sheets. The amounts held at December 31, 2007 and 2006 were $2,737 million and $2,616 million, respectively, and are accounted for as invested assets available-for-sale.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 5 - Related Party Transactions - (continued)



Pursuant to a promissory note issued December 19, 2000 and to a Credit Agreement of the same date, the Company borrowed $250 million from an affiliate, Manulife Hungary Holdings KFT (MHHL). The maturity date with respect to this note is 365 days following the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month U.S. dollar London Inter-Bank Offer Rate (LIBOR) plus 25 basis points and is payable quarterly. The interest rate was 5.09% as of December 31, 2007. On December 30, 2002, the Company repaid $176 million of the original principal balance. On December 21, 2007 the Company repaid $70 million of the remaining principal balance. The principal balance outstanding as of December 31, 2007 and 2006 was $4 million and $74 million, respectively. Interest expense was $4.2 million for the year ended December 31, 2007 (2006 - $4.0 million; 2005 - $2.6 million) Interest expense on all borrowings from related parties is included in other operating costs and expenses on the Consolidated Statements of Income.

Pursuant to a promissory note issued August 7, 2001 and to a Credit Agreement of the same date, the Company borrowed $4 million from MHHL. The maturity date with respect to this note is 365 days after the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 25 basis points and is payable quarterly. The interest rate was 5.09% as of December 31, 2007. Interest expense was $0.2 million for the year ended December 31, 2007 (2006 - $0.2 million; 2005 - $0.1 million).

Pursuant to a demand promissory note dated August 16, 2006, the Company borrowed $8 million from an affiliate, P.T. Manulife Aset Manajemen Indonesia. Interest was calculated at a fluctuating rate equal to 3-month LIBOR and was payable quarterly. The interest rate was 5.37% as of December 31, 2006. The Company repaid the note on February 20, 2007. Interest expense was $0.1 million for the year ended December 31, 2007 (2006 - $0.2 million).

Pursuant to a Note Purchase Agreement dated November 10, 2006, the Company borrowed $90 million from JHLICO. The note matures on December 1, 2011 and is secured by a mortgage on the Company's property at 601 Congress Street, Boston, MA. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%. Interest expense was $5.2 million for the year ended December 31, 2007 (2006 - $0.4 million).

Pursuant to a subordinated promissory note dated December 22, 2006, the Company borrowed $136 million from an affiliate, Manulife Holdings (Delaware) LLC
(MHDL). Interest is calculated at a fluctuating rate equal to 3 month LIBOR plus 30 basis points and is payable quarterly. The interest rate was 5.27% as of December 31, 2007. The note matures on December 15, 2016. Interest expense was $7.9 million for the year ended December 31, 2007 (2006 - $0.2 million).

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDL. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points and is payable quarterly. The interest rate was 5.29% as of December 31, 2007. The note matures on December 15, 2016. Interest expense was $23.4 million for the year ended December 31, 2007.

Effective January 1, 2005, the Company transferred its Taiwan branch operations to an affiliate, Manulife (International) Limited (MIL). Assets of $295 million and liabilities of $176 million were transferred. The loss on the intercompany transfer of $77 million, net of tax benefit of $42 million, was accounted for as a transaction between entities under common control and recorded as a reduction to additional paid in capital.

During the fourth quarter of 2005, a block of business of the Taiwan branch was transferred back to the Company through reinsurance, in two steps. First MIL entered into a modified coinsurance agreement with an affiliate, Manufacturers Life Reinsurance Limited (MLRL), transferring the business to MLRL. Then MLRL entered into a modified coinsurance agreement with the Company, transferring the business to the Company. The Company recorded reinsurance recoverable of $152 million, assumed policyholder liabilities of $123 million, and received a ceding commission of $102 million. These transactions were also accounted for as transactions between entities under common control, and the gain of $85 million, net of tax expense of $46 million, was recorded as an increase to additional paid in capital.

The net effect on the Company's additional paid in capital for the transfer and reinsurance of the Taiwan branch business was an increase of $8 million in 2005.

Subsequent to the transfer it was determined that reserves on the Taiwan business needed to be strengthened by $10 million net of tax benefit of $5 million. This activity was reported in the Company's 2005 Consolidated Statement of Income.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 5 - Related Party Transactions - (continued)



On December 28, 2006 the Company sold real estate held for investment with a net book value of $17 million to JHILCO for $150 million in cash. Since this sale was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in an increase of $87 million (net of tax of $46 million) to the Company's additional paid in capital as of December 31, 2006.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5.0 billion in U.S. dollar deposits and $200.0 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on the funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid (LIBID).

The following table exhibits the affiliates and their participation in the Company's Liquidity Pool:

                                                  December 31, December 31,
                                                      2007         2006
                                                  ------------ ------------
     Affiliate                                          (in millions)
     The Manufacturers Investment Corporation....    $   25       $   62
     Manulife Holdings (Delaware) LLC............        36           --
     Manulife Reinsurance Ltd....................       158          308
     Manulife Reinsurance (Bermuda) Ltd..........       155          318
     Manulife Hungary Holdings KFT...............        48           33
     Manulife Insurance Company..................        31           51
     John Hancock Life Insurance Company.........     1,736          550
     John Hancock Variable Life Insurance Company        90          202
     John Hancock Insurance Company of Vermont...        95           71
     John Hancock Reassurance Co, Ltd............       271          236
     John Hancock Financial Services, Inc........       550           56
     The Berkeley Financial Group, LLC...........        12           28
     John Hancock Subsidiaries, LLC..............        68            4
                                                     ------       ------
        Total....................................    $3,275       $1,919
                                                     ======       ======

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

Note 6 - Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                              For the years ended December 31,
                       ----------------------------------------------
                            2007            2006            2005
                       --------------  --------------  --------------
                          Premiums        Premiums        Premiums
                       Written Earned  Written Earned  Written Earned
                       ------- ------  ------- ------  ------- ------
          Direct       $1,148  $1,149  $1,294  $1,294  $1,319  $1,319
          Assumed         426     420     369     405     287     315
          Ceded          (694)   (694)   (685)   (685)   (764)   (764)
                       ------  ------  ------  ------  ------  ------
          Net Premiums $  880  $  875  $  978  $1,014  $  842  $  870
                       ======  ======  ======  ======  ======  ======

Benefits to policyholders under life, health and annuity ceded reinsurance contracts were $725 million, $423 million, and $492 million for the years ended December 31, 2007, 2006, and 2005, respectively.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 6 - Reinsurance - (continued)


Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all of its U.S. based employees. These benefits are provided through both funded qualified (the Plan) and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with compensation and/or pension benefits in excess of the qualified plan limits under applicable law. The Company uses a December 31 measurement date. Pension benefits are provided to participants of the Plan after three years of vesting. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65. Various optional forms of payment are available including lump sum. Early retirement benefits are actuarially equivalent to the projected age 65 cash balance account, but are subsidized for participants who were age 45 with five or more years vesting service on July 1, 1998 and who terminate employment after attaining age 50 and completing 10 years of service.

Under the Plan, accrued benefits as of July 1, 1998 under the prior plan formula, which was based on service and final average compensation, were converted to opening cash balance accounts. Cash balance accounts are credited with contribution and interest credits. Interest credits are a function of the market yield on 1-year U.S. Treasury Constant Maturities.

As of December 31, 2006, the Plan was merged with the qualified pension plan of JHLICO, with JHFS as plan sponsor. The plan features and designs were generally maintained for the different participant populations. Pursuant to the merger, all of the assets of the former plans are commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. As a result of the merger, the aggregate gains for the combined Plan fell within the 10% gain/loss corridor and resulted in an expense reduction of approximately $3 million for JH USA.

A Plan amendment to harmonize Plan features and designs for future benefit accruals for the different participant populations was agreed upon in a May 3, 2007 resolution. Additional contribution credits for participants with at least 10 years of service as of January 1, 2008 were also established as a transition measure to the harmonized design for the period 2008 through 2011. Pension benefits accrued prior to the effective date will continue to be governed by the prior plan provisions. The amendment triggered a mid-year remeasurement of assets and liabilities for pension and retiree welfare plans, which resulted in a $3 million increase in Accumulated Other Comprehensive Income. This increase was partially offset with the year-end remeasurement of assets and obligations that resulted in a $2 million decrease in Accumulated Other Comprehensive Income.

In addition, the Company provides and maintains an unfunded non-qualified defined benefit pension plan for employees whose qualified pension benefits are restricted by Internal Revenue Code limitations. Cash balance accounts are credited annually with contributions and interest credits. Interest credits are a function of the market yield on 1-year U.S. Treasury Constant Maturities. The Company makes annual cash balance credits for each participant's compensation that is in excess of the compensation limit outlined in the Internal Revenue Code. These contributions serve to restore to each participant the benefit the participant would be entitled to under the qualified plan but for the compensation and benefit limitations in the Internal Revenue Code. The Company provides benefits to employees who terminate after three years of vesting service.

A new nonqualified pension plan was established as of January 1, 2008 with participant directed investment options. The prior plan was frozen as of January 1, 2008. The benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The Company's expense for defined contribution plans was $7 million in 2007 (2006 - $3 million; 2005 - $4 million).

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)



The Company has an employee welfare plan for medical and life insurance covering its retired employees hired before January 1, 2005, who have attained age 50 and have 10 or more years of service with the Company. This welfare plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement with contributions not required for certain select retirees. It also provides the employee with a life insurance benefit of 100% of the basic coverage just prior to retirement up to a maximum of $2.5 million.

The Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Information applicable to the Employee Retirement Plans and the Post-retirement Benefit Plan as estimated by a consulting actuary for the years ended
December 31, 2007 and 2006 was as follows:

Obligations and Funded Status:

                                                                                        Years Ended December 31,
                                                                              ------------------------------------------------------
                                                                              Employee Retirement Plans Post-retirement Benefit Plan
                                                                              ------------------------- ----------------------------
                                                                                2007           2006           2007           2006
                                                                                ----           ----           ----           ----
                                                                                                  (in millions)
Change in benefit obligation:
Benefit obligation at beginning of year......................................   $121           $118           $ 28           $ 35
Service cost.................................................................      7              6             --             --
Interest cost................................................................      7              6              2              2
Actuarial (gain)/loss........................................................      9             (2)             1             (7)
Plan amendments..............................................................     (7)            --             --             --
Curtailment..................................................................     (4)            --             --             --
Benefits paid................................................................     (9)            (7)            (1)            (2)
                                                                                ----           ----           ----           ----
Benefit obligation at end of year............................................   $124           $121           $ 30           $ 28
                                                                                ====           ====           ====           ====
Change in plan assets:
Fair value of plan assets at beginning of year...............................   $ 75           $ 71           $ --           $ --
Actual return on plan assets.................................................      6              9                            --
Employer contribution........................................................      3              2              1              2
Benefits paid................................................................     (9)            (7)            (1)            (2)
                                                                                ----           ----           ----           ----
Fair value of plan assets at end of year.....................................   $ 75           $ 75           $ --           $ --
                                                                                ====           ====           ====           ====
Funded status at end of year.................................................   $(49)          $(46)          $(30)          $(28)
                                                                                ====           ====           ====           ====
Current liabilities..........................................................     (2)            (2)            --             --
Noncurrent liabilities.......................................................    (47)           (44)           (30)           (28)
                                                                                ----           ----           ----           ----
Net financial position.......................................................   $(49)          $(46)          $(30)          $(28)
                                                                                ====           ====           ====           ====
Amounts recognized in the accumulated other comprehensive income Prior
  service cost...............................................................   $ (5)          $  2           $ --           $ --
Net actuarial loss/(gain)....................................................     48             43            (11)           (12)
                                                                                ----           ----           ----           ----
Total........................................................................   $ 43           $ 45           $(11)          $(12)
                                                                                ====           ====           ====           ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)



The incremental effects of applying SFAS 158 to individual line items in the Consolidated Balance Sheet on December 31, 2006 were as follows:

                                                  Incremental effect
                                         Pre SFAS    of adopting     Post SFAS
                                           158         SFAS 158         158
                                         -------- ------------------ ---------
                                         Restated                    Restated
                                                     (in millions)
  Other assets.......................... $  1,299        $(23)       $  1,276
                                         --------        ----        --------
     Total assets....................... $124,818        $(23)       $124,795

  Deferred income tax liability......... $    810        $  2        $    812
  Other liabilities..................... $  1,520        $(28)       $  1,492
                                         --------        ----        --------
     Total liabilities.................. $120,135        $(26)       $120,109

  Accumulated other comprehensive income $    474        $  3        $    477
                                         --------        ----        --------
     Total shareholder's equity......... $  4,683        $  3        $  4,686

Information for pension plans with accumulated benefit obligations in excess of plan assets:

                                                   As of December 31,
                                                   ------------------
                                                   2007      2006
                                                   ----      ----
                                                   (in millions)
                   Accumulated benefit obligations $117      $107
                   Projected benefit obligations..  124       121
                   Fair value of plan assets......   75        75

Components of Net Periodic Benefit Cost:

                                             Years Ended December 31,
                                           -------------------------------------------
                                           Pension Benefits Other Postretirement Benefits
                                           -------------    ----------------------------
                                           2007   2006 2005 2007      2006      2005
                                           ----   ---- ---- ----      ----      ----
                                                   (in millions)
        Service cost...................... $ 7    $ 6  $ 6  $--       $--       $ 2
        Interest cost.....................   7      6    6    2         2         2
        Expected return on plan assets....  (6)    (5)  (5)  --        --        --
        Amortization of prior service cost  --     --   --   --        --         1
        Recognized actuarial loss (gain)..   1      3    3   --        --        (1)
                                           ---    ---  ---  ---       ---       ---
        Net periodic benefit cost......... $ 9    $10  $10  $ 2       $ 2       $ 4
                                           ===    ===  ===  ===       ===       ===

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic cost in 2008 are as follows:

                                                               Other
                                                  Pension  Postretirement
                                                  Benefits    Benefits
                                                  -------- --------------
                                                       (in millions)
       Amortization of prior service cost........  $(0.5)       $0.1
       Amortization of actuarial (gain) loss, net    0.1          --
                                                   -----        ----
       Total.....................................  $(0.4)       $0.1
                                                   =====        ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)



Assumptions:

Weighted-average assumptions used to determine benefit obligation were as follows:

                                                 Years Ended December 31,
       -                                         ------------------------------------
                                                                  Other Postretirement
                                                 Pension Benefits  Benefits
                                                 ---------------  -------------------
                                                 2007     2006    2007       2006
                                                 ----     ----    ----       ----
       Discount rate............................ 6.00%    5.75%   6.00%      5.75%
       Rate of compensation increase............ 5.10%    4.00%    N/A        N/A
       Health care trend rate for following year  N/A      N/A    9.00%      9.50%
       Ultimate trend rate......................  N/A      N/A    5.00%      5.00%
       Year ultimate rate reached...............  N/A      N/A    2016       2016

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

                                                 Years Ended December 31,
                                                 ------------------------------------
                                                                  Other Postretirement
                                                 Pension Benefits   Benefits
                                                 ---------------  -------------------
                                                 2007     2006    2007       2006
                                                 ----     ----    ----        -----
       Discount rate............................ 5.75%    5.50%   5.75%      5.50%
       Expected long-term return on plan assets. 8.25%    8.25%    N/A        N/A
       Rate of compensation increase............ 4.00%    4.00%    N/A        N/A
       Health care trend rate for following year  N/A      N/A    9.50%     10.00%
       Ultimate trend rate......................  N/A      N/A    5.00%      5.00%
       Year ultimate rate reached...............  N/A      N/A    2016       2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary and guidance from SEC staff are also considered.

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                      1-Percentage   1-Percentage
                                                                     Point Increase Point Decrease
                                                                     -------------- --------------
                                                                             (in millions)
Effect on total service and interest costs in 2007..................      $0.1          $(0.1)
Effect on postretirement benefit obligations as of December 31, 2007      $1.7          $(1.5)

Plan Assets

The Company's weighted-average asset allocations for its pension plans at December 31, 2007 and 2006 by asset category were as follows:

                                                Plan Assets
                                                at December 31,
                                                --------------
                                                2007    2006
                                                ----    ----
                      Asset Category
                      Equity securities........  64%     66%
                      Fixed maturity securities  26      29
                      Real estate..............   3       5
                      Other....................   7      --
                                                ---     ---
                         Total................. 100%    100%
                                                ===     ===

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)



The target asset allocations for the Company's pension plans are summarized below for major asset categories:

                      Asset Category
                      --------------
                      Equity securities........  50%-80%
                      Fixed maturity securities 23% - 35%
                      Real estate..............  0% - 5%
                      Other.................... 5% - 15%

The plans did not own any of the Company's stock at December 31, 2007 and 2006.

Cash Flows

Contributions

The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2007 and 2006, no contributions were made to the qualified plans. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2007 and 2006, $3 million and $2 million, respectively, were contributed to the non-qualified plans. The Company expects to contribute approximately $0 million to its qualified pension plans in 2008 and approximately $2 million to its non-qualified pension plans in 2008.

The Company's policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits.

Projected Employer Pension Benefits Payments

Projections for benefit payments for the next ten years are as follows:

               Year      Total Qualified Total Nonqualified Total
               ----      --------------- ------------------ -----
                                      (in millions)
               2008.....       $ 8              $ 2          $10
               2009.....         9                2           11
               2010.....         9                2           11
               2011.....         9                2           11
               2012.....         7                3           10
               2013-2017        41               12           53

Projected Employer Postretirement Benefits Payments (includes Future Service Accruals)

         Year      Gross Payments Medicare Part D Subsidy Net Payments
         ----      -------------- ----------------------- ------------
                                      (in millions)
         2008.....     $ 1.9               $0.1              $ 1.8
         2009.....       1.9                0.1                1.8
         2010.....       2.0                0.2                1.8
         2011.....       2.1                0.2                1.9
         2012.....       2.1                0.2                1.9
         2013-2017      11.0                0.7               10.3

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 8 - Commitments and Contingencies



Commitments

As of December 31, 2007, the Company had outstanding commitments involving seven mortgage applications in the United States for a total of $112 million to be disbursed in 2008.

On December 19, 2006 the Company entered into a purchase and sale agreement to acquire $154 million of real estate to be held for investment. The purchase closed on February 6, 2007.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses were $12 million for the year ended December 31, 2007 (2006 - $11 million; 2005 - $11 million).

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The approximate minimum aggregate rental commitments on the ground lease together with other rental office space commitments are as follows:

                                         Operating
                                          Leases
                                       -------------
                                       (in millions)
                            2008......     $  2
                            2009......        2
                            2010......        2
                            2011......        2
                            2012......        2
                            Thereafter      413
                                           ----
                            Total.....     $423
                                           ====

There were no other material operating leases in existence as of December 31, 2007.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming it as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial position and results of operations.

Note 9 - Shareholder's Equity

Capital Stock

The Company has two classes of capital stock:

Preferred stock, $1.00 par value, 50,000,000 shares authorized, 100,000 shares issued and outstanding at December 31, 2007 and 2006.

Common stock, $1.00 par value, 50,000,000 shares authorized, 4,728,935 shares issued and outstanding at December 31, 2007 and 2006.

All outstanding common and preferred stock is owned by the Company's parent, MIC.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 - Shareholder's Equity - (continued)



Accumulated Other Comprehensive Income

Changes in accumulated other comprehensive income for the years indicated are presented below:

                                                                                                 Net
                                                                                   Net       Accumulated   Foreign    Minimum
                                                                                Unrealized   Gain (Loss)  Currency    Pension
                                                                                Investment     on Cash   Translation Liability
                                                                              Gains (Losses) Flow Hedges Adjustment  Adjustment
                                                                              -------------- ----------- ----------- ----------
                                                                                                       (in millions)
Balance at January 1, 2005 -- Restated.......................................     $ 610          $ 9        $123        $ (4)
Gross unrealized gains (net of deferred income tax expense of $1 million) --
  Restated...................................................................         1
Reclassification adjustment for gains realized in net income (net of deferred
  income tax expense of $67 million) -- Restated.............................      (125)
Adjustment for participating group annuity contracts (net of deferred income
  tax benefit of $7 million).................................................       (14)
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax expense of $18 million) --
  Restated...................................................................        34
                                                                                  -----
Net unrealized investment losses -- Restated.................................      (104)
Foreign currency translation adjustment -- Restated..........................                                (87)
Minimum pension liability (net of deferred income tax benefit of $11)........                                            (21)
Net accumulated losses on cash flow hedges (net of deferred income tax
  benefit of $0).............................................................                     (1)
                                                                                  -----          ---        ----        ----
Balance at December 31, 2005 -- Restated.....................................     $ 506          $ 8        $ 36        $(25)
                                                                                  =====          ===        ====        ====

                                                                               Accumulated
                                                                                  Other
                                                                              Comprehensive
                                                                                 Income
                                                                              -------------

Balance at January 1, 2005 -- Restated.......................................     $ 738
Gross unrealized gains (net of deferred income tax expense of $1 million) --
  Restated...................................................................         1
Reclassification adjustment for gains realized in net income (net of deferred
  income tax expense of $67 million) -- Restated.............................      (125)
Adjustment for participating group annuity contracts (net of deferred income
  tax benefit of $7 million).................................................       (14)
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax expense of $18 million) --
  Restated...................................................................        34
                                                                                  -----
Net unrealized investment losses -- Restated.................................      (104)
Foreign currency translation adjustment -- Restated..........................       (87)
Minimum pension liability (net of deferred income tax benefit of $11)........       (21)
Net accumulated losses on cash flow hedges (net of deferred income tax
  benefit of $0).............................................................        (1)
                                                                                  -----
Balance at December 31, 2005 -- Restated.....................................     $ 525
                                                                                  =====

                                                                                  Net
                                                                    Net       Accumulated   Foreign    Minimum
                                                                 Unrealized   Gain (Loss)  Currency    Pension
                                                                 Investment     on Cash   Translation Liability
                                                               Gains (Losses) Flow Hedges Adjustment  Adjustment
                                                               -------------- ----------- ----------- ----------
                                                                                                 (in millions)
Balance at January 1, 2006 -- Restated........................      $506          $ 8         $36        $(25)
Gross unrealized losses (net of deferred income tax benefit of
  $32 million) -- Restated....................................       (60)
Reclassification adjustment for losses realized in net income
  (net of deferred income tax benefit of $2 million) --
  Restated....................................................         5
Adjustment for participating group annuity contracts (net of
  deferred income tax expense of $15 million).................        28
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of
  $10 million) -- Restated....................................       (19)
                                                                    ----
Net unrealized investment losses -- Restated..................       (46)
Foreign currency translation adjustment -- Restated...........                                 (5)
Minimum pension liability (net of deferred income tax
  expense of $3 million)......................................                                              5
SFAS 158 transition adjustment................................                                             20
Net accumulated losses on cash flow hedges (net of deferred
  income tax benefit of $0)...................................                     --
                                                                    ----          ---         ---        ----
Balance at December 31, 2006 -- Restated......................      $460          $ 8         $31        $_--
                                                                    ====          ===         ===        ====

                                                                  Additional
                                                                  Pension and     Accumulated
                                                                Postretirement       Other
                                                                 Unrecognized    Comprehensive
                                                               Net Periodic Cost    Income
                                                               ----------------- -------------

Balance at January 1, 2006 -- Restated........................       $  0            $525
Gross unrealized losses (net of deferred income tax benefit of
  $32 million) -- Restated....................................                        (60)
Reclassification adjustment for losses realized in net income
  (net of deferred income tax benefit of $2 million) --
  Restated....................................................                          5
Adjustment for participating group annuity contracts (net of
  deferred income tax expense of $15 million).................                         28
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of
  $10 million) -- Restated....................................                        (19)
                                                                                     ----
Net unrealized investment losses -- Restated..................                        (46)
Foreign currency translation adjustment -- Restated...........                         (5)
Minimum pension liability (net of deferred income tax
  expense of $3 million)......................................                          5
SFAS 158 transition adjustment................................        (22)             (2)
Net accumulated losses on cash flow hedges (net of deferred
  income tax benefit of $0)...................................                         --
                                                                     ----            ----
Balance at December 31, 2006 -- Restated......................       $(22)           $477
                                                                     ====            ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 - Shareholder's Equity - (continued)



                                                                                          Net                    Additional
                                                                            Net       Accumulated   Foreign      Pension and
                                                                         Unrealized   Gain (Loss)  Currency    Postretirement
                                                                         Investment     on Cash   Translation   Unrecognized
                                                                       Gains (Losses) Flow Hedges Adjustment  Net Periodic Cost
                                                                       -------------- ----------- ----------- -----------------
                                                                                                   (in millions)
Balance at January 1, 2007 -- Restated................................      $460         $  8         $31           $(22)
Gross unrealized gains (net of deferred income tax expense of $135
  million)............................................................       250
Reclassification adjustment for gains realized in net income (net of
  deferred income tax expense of $51 million).........................       (94)
Adjustment for participating group annuity contracts (net of deferred
  income tax expense of $11 million)..................................        19
Adjustment for deferred policy acquisition costs and deferred sales
  inducements (net of deferred income tax benefit of $27 million).....       (51)
                                                                            ----
Net unrealized investment gains.......................................       124
Foreign currency translation adjustment...............................                                 (4)
Change in funded status of pension plan, less amortization of periodic
  pension costs.......................................................                                                 1
Net accumulated losses on cash flow hedges (net of deferred income tax
  benefit of $7)......................................................                    (13)
                                                                            ----         ----         ---           ----
Balance at December 31, 2007..........................................      $584         $ (5)        $27           $(21)
                                                                            ====         ====         ===           ====

                                                                        Accumulated
                                                                           Other
                                                                       Comprehensive
                                                                          Income
                                                                       -------------

Balance at January 1, 2007 -- Restated................................     $477
Gross unrealized gains (net of deferred income tax expense of $135
  million)............................................................      250
Reclassification adjustment for gains realized in net income (net of
  deferred income tax expense of $51 million).........................      (94)
Adjustment for participating group annuity contracts (net of deferred
  income tax expense of $11 million)..................................       19
Adjustment for deferred policy acquisition costs and deferred sales
  inducements (net of deferred income tax benefit of $27 million).....      (51)
                                                                           ----
Net unrealized investment gains.......................................      124
Foreign currency translation adjustment...............................       (4)
Change in funded status of pension plan, less amortization of periodic
  pension costs.......................................................        1
Net accumulated losses on cash flow hedges (net of deferred income tax
  benefit of $7)......................................................      (13)
                                                                           ----
Balance at December 31, 2007..........................................     $585
                                                                           ====

Net unrealized investment gains included in the Consolidated Balance Sheets as a component of shareholder's equity are summarized below:

                                                                                          2007    2006    2005
                                                                                         ------  ------  ------
As of December 31:                                                                           (in millions)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:.............................................
       Fixed maturities available for sale -- Restated.................................. $  855  $  634  $  864
       Equity securities available for sale -- Restated.................................    435     417     258
       Other, net.......................................................................     (6)     (7)      8
                                                                                         ------  ------  ------
Total -- Restated.......................................................................  1,284   1,044   1,130
Amounts of unrealized investment gains attributable to:
       Deferred policy acquisition costs and deferred sales inducements -- Restated.....    208     130     102
       Participating group annuity contracts............................................    176     208     251
       Deferred income taxes -- Restated................................................    316     246     271
                                                                                         ------  ------  ------
Total...................................................................................    700     584     624
                                                                                         ------  ------  ------
Net unrealized investment gains -- Restated............................................. $  584  $  460  $  506
                                                                                         ======  ======  ======

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 - Shareholder's Equity--(continued)



Statutory Results

JH USA and its domestic insurance subsidiary, JHNY, prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the states of domicile. For JH USA, the State of Michigan only recognizes statutory accounting practices prescribed or permitted by Michigan insurance regulations and laws. The National Association of Insurance Commissioners' Accounting Practices and Procedures manual has been adopted as a component of prescribed or permitted practices by Michigan. The Michigan Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

At December 31, 2007, 2006, and 2005 there were no permitted practices.

The Company's statutory net loss for the year ended December 31, 2007 was $41 million (unaudited). The Company's statutory capital and surplus was $1,493 million as of December 31, 2007 (unaudited).

Michigan has enacted laws governing the payment of dividends by insurers. Under Michigan insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Michigan Division of Insurance. Michigan law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Michigan Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

As a result of the demutualization of MLI there are regulatory restrictions on the amounts of participating profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.

Note 10 - Segment Information

The Company operates in three business segments. Two segments, Protection and Wealth Management, primarily serve retail and institutional customers. The third, Corporate, includes activities not allocated to the other two segments, and the Company's reinsurance operations.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuity contracts and group pension contracts. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments. The Company's reinsurance operations are also reported in this segment. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer, or to the assumption of risk from other insurers.

The accounting policies of the segments are the same as those described above in Note 1 - Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of invested assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 10 - Segment Information - (continued)




The following tables summarize selected consolidated financial information by segment for the periods indicated:

                                                                                      Wealth
                                                                         Protection Management Corporate Consolidated
                                                                         ---------- ---------- --------- ------------
                                                                                        (in millions)
Year ended December 31, 2007
Revenues:
   Revenues from external customers.....................................  $ 1,844    $  2,057   $   236    $  4,137
   Net investment income................................................      782         242       313       1,337
   Net realized investment and other gains (losses).....................       68          (6)      100         162
                                                                          -------    --------   -------    --------
   Revenues.............................................................  $ 2,694    $  2,293   $   649    $  5,636
                                                                          =======    ========   =======    ========
Net income:                                                               $   210    $    318   $   191    $    719
                                                                          =======    ========   =======    ========
Supplemental Information:
   Equity in net loss of investees accounted for by the equity method...       --          --   $    (2)   $     (2)
   Carrying value of investments accounted for by the equity method.....       --          --        37          37
   Amortization of deferred policy acquisition costs and deferred sales
     inducements........................................................  $   301    $    277         6         584
   Interest expense.....................................................       --          27        41          68
   Income tax expense...................................................      108          55       110         273
   Segment assets.......................................................   21,436     111,302    12,010     144,748

                                                                                      Wealth
                                                                         Protection Management Corporate Consolidated
                                                                         ---------- ---------- --------- ------------
                                                                                        (in millions)
Year ended December 31, 2006
Revenues:
   Revenues from external customers.....................................  $ 1,483    $ 1,632    $   382    $  3,497
   Net investment income................................................      712        225        226       1,163
   Net realized investment and other gains (losses) -- Restated.........      104         20        (92)         32
                                                                          -------    -------    -------    --------
   Revenues -- Restated.................................................  $ 2,299    $ 1,877    $   516    $  4,692
                                                                          =======    =======    =======    ========
   Net income (loss): -- Restated.......................................  $   208    $   324    $    (7)   $    525
                                                                          =======    =======    =======    ========
Supplemental Information:
   Equity in net loss of investees accounted for by the equity method...       --         --    $    (2)   $     (2)
   Carrying value of investments accounted for by the equity method.....       --         --         40          40
   Amortization of deferred policy acquisition costs and deferred sales
     inducements -- Restated............................................  $   242    $   303         (9)        536
   Interest expense.....................................................       --         21          5          26
   Income tax expense -- Restated.......................................      111        115          4         230
   Segment assets -- Restated...........................................   19,006     95,752     10,037     124,795

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 10 - Segment Information - (continued)



                                                                                      Wealth
                                                                         Protection Management Corporate Consolidated
                                                                         ---------- ---------- --------- ------------
                                                                                        (in millions)
Year ended December 31, 2005
Revenues:
   Revenues from external customers.....................................   $1,207     $1,225     $207       $2,639
   Net investment income................................................      723        220      226        1,169
   Net realized investment and other gains -- Restated..................      111         32       88          231
                                                                           ------     ------     ----       ------
   Revenues -- Restated.................................................   $2,041     $1,477     $521       $4,039
                                                                           ======     ======     ====       ======
Net income -- Restated..................................................   $  160     $  272     $127       $  559
                                                                           ======     ======     ====       ======
Supplemental Information:
   Equity in net loss of investees accounted for by the equity method...       --         --     $ (2)      $   (2)
   Carrying value of investments accounted for by the equity method.....       --         --       42           42
   Amortization of deferred policy acquisition costs and deferred sales
     inducements -- Restated............................................   $   79     $  243        5          327
   Interest expense.....................................................       --         26        3           29
   Income tax expense -- Restated.......................................       86         95       71          253

Note 11 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities and equity securities, fair values were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

The fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

The fair values of policy loans, short term investments, and cash and cash equivalents approximated their respective carrying values.

The fair values of fixed rate deferred and immediate annuities, which do not subject the Company to significant mortality or morbidity risks, were estimated by using the cash surrender values.

Fair values of derivative financial instruments were based on current settlement values. These values were based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 11 - Fair Value of Financial Instruments - (continued)



The following table presents the carrying values and fair values of the Company's financial instruments:

                                                          December 31,
                                                ---------------------------------
                                                      2007             2006
                                                ---------------- ----------------
                                                Carrying  Fair   Carrying  Fair
                                                 Value    Value   Value    Value
                                                -------- ------- -------- -------
                                                          (in millions)
Assets:
   Fixed maturities............................ $13,689  $13,689 $11,629  $11,629
   Equity securities...........................     956      956   1,022    1,022
   Mortgage loans on real estate...............   2,414    2,424   2,446    2,478
   Policy loans................................   2,519    2,519   2,340    2,340
   Short term investments......................   2,723    2,723     645      645
   Cash and cash equivalents...................   3,345    3,345   4,112    4,112
   Derivative financial instruments............     216      216      52       52
Liabilities:
   Fixed rate deferred and immediate annuities.   2,777    2,739   2,526    2,487
   Derivative financial instruments............     309      309     104      104

Note 12 - Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

During 2007 and 2006 there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable annuities with guarantees are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Consolidated Statements of Income.

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income and /or withdrawal benefits. Guaranteed Minimum Death Benefit (GMDB) features guarantee the contract holder either
(a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Contracts issued after December 31, 2002 have a proportional reduction in the amount guaranteed for partial withdrawal instead of a dollar-for-dollar reduction. As of December 31, 2007, 40% of the in-force contract values have reduction of benefit on a dollar-for dollar basis, and 60% on a proportional basis.

The Company sold contracts with Guaranteed Minimum Income Benefit (GMIB) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7-10 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

In 2004, the Company introduced a Guaranteed Minimum Withdrawal Benefit (GMWB) rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of "step-up" provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 12 - Certain Separate Accounts - (continued)



Reinsurance has been utilized to mitigate risk related to GMDB and GMIB. Hedging has been utilized to mitigate risk related to some of the GMWB.

The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the GMDB in excess of the account balance at the Consolidated Balance Sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level. The table below shows the net amount at risk net of reinsurance.

As of December 31, 2007 and 2006, the Company had the following variable annuity contracts with guarantees:

                                                                                   December 31,   December 31,
                                                                                       2007           2006
                                                                                   ------------   ------------
                                                                                   (in millions, except percent)
Guaranteed Minimum Death Benefit:
   Return of net deposits.........................................................
   In the event of death:.........................................................
       Account value..............................................................   $17,510        $11,869
       Net amount at risk - net of reinsurance....................................        47              1
       Average attained age of contract holders...................................        55             56

   Return of net deposits plus a minimum return...................................
   In the event of death:.........................................................
       Account value..............................................................   $   714        $   786
       Net amount at risk - net of reinsurance....................................        --             --
       Average attained age of contract holders...................................        65             64
       Guaranteed minimum return rate.............................................         5%             5%

   Highest specified anniversary account value minus withdrawals post anniversary.
   In the event of death:.........................................................
       Account value..............................................................   $32,750        $30,956
       Net amount at risk - net...................................................       190             53
       Average attained age of contract holders...................................        54             54

Guaranteed Minimum Income Benefit:
       Account value..............................................................   $ 9,552        $11,277
       Net amount at risk - net of reinsurance....................................        29             27
       Average attained age of contract holders...................................        52             51

Guaranteed Minimum Withdrawal Benefit:
       Account value..............................................................   $28,582        $19,275
       Net amount at risk.........................................................       116              1
       Average attained age of contract holders...................................        54             54

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 12 - Certain Separate Accounts - (continued)



Account balances of variable contracts with guarantees invest in variable separate accounts with the following characteristics:

                                      December 31, December 31,
                 Type of Fund             2007         2006
                 ------------         ------------ ------------
                                            (in billions)
                 Domestic Equity.....    $12.6        $13.7
                 International Equity      3.0          2.5
                 Balanced............     30.1         22.7
                 Bonds...............      3.6          3.4
                 Money Market........      0.9          0.7
                                         -----        -----
                    Total............    $50.2        $43.0
                                         =====        =====

The reserve roll forwards for the separate accounts as of December 31, 2007 and 2006 were as follows:

                                                                 Guaranteed
                                   Guaranteed     Guaranteed      Minimum
                                 Minimum Death  Minimum Income   Withdrawal
                                 Benefit (GMDB) Benefit (GMIB) Benefit (GMWB) Totals
                                 -------------- -------------- -------------- ------
                                                    (in millions)
Balance at January 1, 2007......      $ 80          $ 208           $ 95      $ 383
Incurred guarantee benefits.....       (48)          (122)            --       (170)
Other reserve changes...........        57             70            473        600
                                      ----          -----           ----      -----
Balance at December 31, 2007....        89            156            568        813
Reinsurance recoverable.........       (36)          (586)            --       (622)
                                      ----          -----           ----      -----
Net balance at December 31, 2007      $ 53          $(430)          $568      $ 191
                                      ====          =====           ====      =====
Balance at January 1, 2006......      $ 75          $ 169           $(14)     $ 230
Incurred guarantee benefits.....       (51)           (33)            --        (84)
Other reserve changes...........        56             72            109        237
                                      ----          -----           ----      -----
Balance at December 31, 2006....        80            208             95        383
Reinsurance recoverable.........       (35)          (518)            --       (553)
                                      ----          -----           ----      -----
Net balance at December 31, 2006      $ 45          $(310)          $ 95      $(170)
                                      ====          =====           ====      =====

The gross reserves and ceded reserves for GMDB and the gross reserves for GMIB were determined in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1), whereas the asset for GMIB reinsurance and gross reserve for GMWB were determined in accordance with SFAS 133 Accounting for Derivative Instruments and Hedging Activities (SFAS 133). The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the above amounts as of December 31, 2007 and 2006:

    . Data used included 1,000 stochastically generated investment performance scenarios. For SFAS 133 calculations, risk neutral scenarios have been used.

    . Mean return and volatility assumptions have been determined for each of the asset classes noted above. Market consistent observed volatilities are used where available for SFAS 133 calculations.

    . Annuity mortality was based on 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified/non-qualified business.

    . Annuity base lapse rates vary by contract type and duration and range from 1% to 42 % (2006 - 1% to 42%).

    .  Partial withdrawal rates for GMWB are approximately 4.6% per year (2006
       - 5.0%).

    . The discount rate is 7.0% (inforce issued before 2004) or 6.4% (inforce issued after 2003) for SOP 03-1 calculations and 4.72% (2006 - 5.24%) for SFAS 133 calculations.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 13 - Deferred Policy Acquisition Costs and Deferred Sales Inducements



The components of the change in Deferred Policy Acquisition Costs were as follows:

                                                                 2007     2006
                                                                ------  --------
                                                                        Restated
For the years ended December 31,                                 (in millions)
Balance, January 1............................................. $4,655   $4,070
Capitalization.................................................  1,637    1,115
Amortization...................................................   (550)    (501)
Effect of net unrealized gains on available-for-sale securities    (78)     (29)
                                                                ------   ------
Balance, December 31........................................... $5,664   $4,655
                                                                ======   ======

The components of the change in Deferred Sales Inducements were as follows:

                                                   2007   2006
                                                   ----   ----
                  For the years ended December 31, (in millions)
                        Balance, January 1........ $235   $231
                        Capitalization............   63     39
                        Amortization..............  (34)   (35)
                                                   ----   ----
                        Balance, December 31...... $264   $235
                                                   ====   ====

Note 14 - Share Based Payments

The Company participates in the stock compensation plans of MFC. The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2002 using the prospective method described in SFAS 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes option pricing model to estimate the value of stock options granted to employees and continues to use this model after adopting SFAS 123R on January 1, 2006. Had the Company adopted SFAS 123R in prior periods, the impact of that guidance would have approximated the impact of SFAS
123. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC's Executive Stock Option Plan (ESOP), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants deferred share units (DSUs) under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2007, MFC issued a total of 191,000 DSUs (2006 - 181,000) to certain employees who elected to defer receipt of all or part of their annual bonus. Also in 2007, MFC issued a total of 260,000 DSUs (2006 - 720,000) to certain employees who elected to defer payment of all or part of their 2004 restricted share units. Restricted share units are discussed below. The DSUs issued in 2007 and 2006 vested immediately upon issue.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 14 - Share Based Payments - (continued)



Stock Options (ESOP) - continued

The Company recorded compensation expense for stock options granted of $4.5 million during the year ended December 31, 2007 (2006 - $4.5 million; 2005 - $4.5 million).

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan
(GSOP) for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match a percentage of the employee's eligible contributions to certain maximums. MFC's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market. The Company's compensation expense related to the GSOP was $1.1 million for the year ended December 31, 2007 (2006 - $0.9 million; 2005 - $0.3 million).

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (RSU) Plan. For the year ended December 31, 2007, MFC granted a total of 1.5 million (2006 - 1.6 million) RSUs to certain eligible employees under this plan. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $16.3 million for the year ended December 31, 2007 (2006 - $13.8 million; 2005 - $27.4 million).

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H
December 31, 2007

                  John Hancock Life Insurance Company (U.S.A.)
                               Separate Account H

                          Audited Financial Statements

                                December 31, 2007

                                    CONTENTS

Report of Ernst & Young LLP, Independent Registered Public
   Accounting Firm ........................................................    1
Statement of Assets and Liabilities .......................................    4
Statement of Operations and Changes in Contract Owners'
   Equity .................................................................   28
Notes to Financial Statements .............................................   87

(ERNST & YOUNG LOGO) - ERNST & YOUNG LLP                - PHONE: (617) 266-2000
                       200 CLARENDON STREET               FAX: (617) 266-5843
                       BOSTON, MASSACHUSETTS 02116-5072   WWW.EY.COM

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Contract Owners of
John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statement of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H ("the Account,") comprised of the following sub-accounts,

500 Index Fund B Series NAV
500 Index Series I
500 Index Series II
Active Bond Series I
Active Bond Series II
All Cap Core Series I
All Cap Core Series II
All Cap Growth Series I
All Cap Growth Series II
All Cap Value Series I
All Cap Value Series II
American Asset Allocation Series II
American Asset High-Income Bond Series II
American Blue-Chip Income & Growth Series II
American Bond Series II
American Century - Small Company Series II
American Fundamental Holdings Series II
American Global Diversification Series II
American Global Growth Series II
American Global Small Capitalization Series II
American Growth Series II
American Growth-Income Series II
American International Series II
American New World Series II
Basic Value Focus
Blue Chip Growth Series I
Blue Chip Growth Series II
Bond Index Trust A Series II
Capital Appreciation Series I
Capital Appreciation Series II
CGTC Overseas Equity Series II
Dynamic Growth Series I
Dynamic Growth Series II
Emerging Growth Series II
Emerging Small Company Series I
Emerging Small Company Series II
Equity-Income Series I
Equity-Income Series II
Financial Services Series I
Financial Services Series II
Founding Allocation Series II
Fundamental Value Series I
Fundamental Value Series II
Global Allocation Series I
Global Allocation Series II
Global Bond Series I
Global Bond Series II
Global Trust Series I
Global Trust Series II
Health Sciences Series I
Health Sciences Series II
High Income Series II
High Yield Series I
High Yield Series II
Income & Value Series I
Income & Value Series II
Independence Investment LLC Small Cap Series II
Index Allocation Series II
International Core Series I
International Core Series II
International Equity Index B Series NAV
International Small Cap Series I
International Small Cap Series II
International Value Series I
International Value Series II
Investment Quality Bond Series I
Investment Quality Bond Series II
John Hancock International Equity Index Series I
John Hancock International Equity Index Series II
John Hancock Strategic Income Series II
Large Cap Value Series I
Large Cap Value Series II
Lifestyle Aggressive Series I
Lifestyle Aggressive Series II
Lifestyle Balanced Series I
Lifestyle Balanced Series II

                 A MEMBER FIRM OF ERNST & YOUNG GLOBAL LIMITED

(ERNST & YOUNG LOGO)                                         - ERNST & YOUNG LLP

Lifestyle Conservative Series I
Lifestyle Conservative Series II
Lifestyle Growth Series I
Lifestyle Growth Series II
Lifestyle Moderate Series I
Lifestyle Moderate Series II
LMFC Core Equity Series II
Marisco International Opportunities Series II
Mid Cap Index Series I
Mid Cap Index Series II
Mid Cap Intersection Series II
Mid Cap Stock Series I
Mid Cap Stock Series II
Mid Cap Value Series I
Mid Cap Value Series II
ML Global Allocation
Money Market B Series NAV
Money Market Series I
Money Market Series II
Natural Resources Series II
Pacific Rim Series I
Pacific Rim Series II
PIM Classic Value Series II
PIMCO VIT All Asset Series II
Quantitative All Cap Series II
Quantitative Mid Cap Series I
Quantitative Mid Cap Series II
Quantitative Value Series II
Real Estate Securities Series I
Real Estate Securities Series II
Real Return Bond Series II
Science & Technology Series I
Science & Technology Series II
Scudder Equity Index 500 - B
Scudder Fixed Income - B
Small Cap Index Series B
Small Cap Index Series II
Small Cap Opportunities Series I
Small Cap Opportunities Series II
Small Cap Value Focus
Small Company Value Series I
Small Company Value Series II
Strategic Bond Series I
Strategic Bond Series II
T Rowe Price Mid Value Series II
Total Return Series I
Total Return Series II
Total Stock Market Index Series I
Total Stock Market Index Series II
U.S. Core Series I
U.S. Core Series II
U.S. Global Leaders Growth Series I
U.S. Global Leaders Growth Series II
U.S. Government Securities Series I
U.S. Government Securities Series II
U.S. High Yield Series II
U.S. Large Cap Value Series I
U.S. Large Cap Value Series II
UBS Large Cap Series I
UBS Large Cap Series II
Utilities Series I
Utilities Series II
Value Series I
Value Series II
Wellington Small Cap Growth Series II
Wellington Small Cap Value Series II
Wells Capital Core Bond Series II

(ERNST & YOUNG LOGO)                                         - ERNST & YOUNG LLP

as of December 31, 2007, and the related statement of operations and changes in contract owners' equity and for the Strategic Opportunities Series I, Strategic Opportunities Series II, Invesco Utilities, Alger American Balanced, Alger American Leveraged All Cap, Credit Suisse Emerging Markets, Credit Suisse Global Post Venture Capital, Dreyfus Socially Responsible Growth, Dreyfus IP Midcap Stock, Scudder Blue Chip - B, Scudder Bond - B, Scudder Capital Growth - B, Scudder Davis Venture Value - B, Scudder Dreman High Return Equity - B, Scudder Dreman Small Cap Value - B, Scudder Global Blue Chip - B, Scudder Global Discovery - B, Scudder Government Securities - B, Scudder Growth & Income - B, Scudder Health Sciences - B, Scudder High Income - B, Scudder International - B, Scudder International Select Equity - B, Scudder Janus Growth & Income - B, Scudder Mid Cap Growth - B, Scudder Contrarian Value - B, Scudder Money Market - B, Scudder Real Estate - B, Scudder Small Cap Growth - B, Scudder Strategic Income - B, Scudder Technology Growth - B, Scudder Total Return - B, Scudder Turner Mid Cap Growth - B, Special Value Series II, Scudder Conservative Allocation - B, Scudder Growth Allocation - B, Scudder Moderate Allocation - B sub-accounts for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2007, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

April 15, 2008

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                          500
                                     Index Fund B    500 Index    500 Index   Active Bond   Active Bond  All Cap Core
                                      Series NAV     Series I     Series II     Series I     Series II     Series I
                                     ------------  ------------  -----------  -----------  ------------  ------------
TOTAL ASSETS
Investments at fair value             $84,872,079  $109,738,959  $76,992,779  $95,920,962  $491,156,836  $105,085,163
                                      ===========  ============  ===========  ===========  ============  ============
NET ASSETS
Contracts in accumulation             $84,865,061  $109,661,285  $76,992,779  $95,754,947  $491,141,197  $104,972,082
Contracts in payout (annuitization)         7,018        77,674                  166,015         15,639       113,081
                                      -----------  ------------  -----------  -----------  ------------  ------------
Total net assets                      $84,872,079  $109,738,959  $76,992,779  $95,920,962  $491,156,836  $105,085,163
                                      ===========  ============  ===========  ===========  ============  ============
Units outstanding                       6,935,607     8,812,912    4,686,816    7,221,980    37,399,025     5,690,761
Unit value                            $     12.24  $      12.45  $     16.43  $     13.28  $      13.13  $      18.47
Shares                                  4,585,201     8,681,880    6,115,392   10,204,358    52,250,727     5,299,302
Cost                                  $86,990,096  $ 89,422,900  $62,653,187  $97,942,656  $502,578,563  $ 71,709,314

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                                                                      American
                                     All Cap Core      All Cap      All Cap Growth  All Cap Value  All Cap Value  Asset Allocation
                                       Series II   Growth Series I     Series II       Series I      Series II        Series II
                                     ------------  ---------------  --------------  -------------  -------------  ----------------
TOTAL ASSETS
Investments at fair value             $16,332,384    $171,682,145     $24,474,277    $47,389,756    $45,032,309     $472,822,468
                                      ===========    ============     ===========    ===========    ===========     ============
NET ASSETS
Contracts in accumulation             $16,332,384    $171,332,149     $24,474,277    $47,389,756    $45,032,309     $472,822,468
Contracts in payout (annuitization)                       349,996
                                      -----------    ------------     -----------    -----------    -----------     ------------
Total net assets                      $16,332,384    $171,682,145     $24,474,277    $47,389,756    $45,032,309     $472,822,468
                                      ===========    ============     ===========    ===========    ===========     ============
Units outstanding                         875,613       8,855,075       1,505,198      2,757,009      2,483,069       37,748,943
Unit value                            $     18.65    $      19.39     $     16.26    $     17.19    $     18.14     $      12.53
Shares                                    826,119       8,597,003       1,238,577      5,807,568      5,539,029       38,161,620
Cost                                  $15,619,666    $116,937,092     $19,090,912    $64,326,646    $61,246,717     $489,220,979

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                                       American
                                                         American                      Century -    American
                                     American Asset      Blue-Chip                       Small    Fundamental  American Global
                                       High-Income        Income &     American Bond   Company      Holdings   Diversification
                                     Bond Series II  Growth Series II    Series II     Series II   Series II      Series II
                                     --------------  ----------------  -------------  ----------  -----------  ---------------
TOTAL ASSETS
Investments at fair value              $43,280,700     $138,674,562     $875,494,021  $4,287,130  $53,003,277   $103,611,117
                                       ===========     ============     ============  ==========  ===========   ============
NET ASSETS
Contracts in accumulation              $43,280,700     $138,660,636     $875,494,021  $4,287,130  $53,003,277   $103,611,117
Contracts in payout (annuitization)                          13,926
                                       -----------     ------------     ------------  ----------  -----------   ------------
Total net assets                       $43,280,700     $138,674,562     $875,494,021  $4,287,130  $53,003,277   $103,611,117
                                       ===========     ============     ============  ==========  ===========   ============
Units outstanding                        3,619,489        7,007,692       66,523,018     285,978    4,218,758      8,251,405
Unit value                             $     11.96     $      19.79     $      13.16  $    14.99  $     12.56   $      12.56
Shares                                   3,820,009        9,325,794       66,729,727     384,152    4,450,317      8,721,474
Cost                                   $46,466,326     $147,866,923     $869,263,117  $5,458,235  $53,844,162   $104,643,338

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       American    American Global                      American
                                        Global          Small                            Growth-        American
                                        Growth      Capitalization  American Growth      Income      International     American New
                                       Series II      Series II         Series II       Series II      Series II     World Series II
                                     ------------  ---------------  ---------------  --------------  --------------  ---------------
TOTAL ASSETS
Investments at fair value            $214,069,803    $81,610,634     $1,544,152,005  $1,269,653,304  $1,049,618,724    $78,752,345
                                     ============    ===========     ==============  ==============  ==============    ===========
NET ASSETS
Contracts in accumulation            $214,069,803    $81,610,634     $1,544,097,028  $1,269,624,602  $1,049,605,036    $78,752,345
Contracts in payout (annuitization)                                          54,977          28,702          13,688
                                     ------------    -----------     --------------  --------------  --------------    -----------
Total net assets                     $214,069,803    $81,610,634     $1,544,152,005  $1,269,653,304  $1,049,618,724    $78,752,345
                                     ============    ===========     ==============  ==============  ==============    ===========
Units outstanding                      16,199,088      6,051,069         71,979,329      66,655,734      36,872,706      5,281,901
Unit value                           $      13.21    $     13.49     $        21.45  $        19.05  $        28.47    $     14.91
Shares                                 16,328,742      6,113,156         71,587,946      65,110,426      39,355,783      5,335,525
Cost                                 $214,130,479    $84,848,357     $1,352,458,266  $1,160,090,088  $  858,557,773    $76,360,282

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                                      Bond Index     Capital       Capital
                                         Basic        Blue Chip         Blue Chip      Trust A    Appreciation  Appreciation
                                      Value Focus  Growth Series I  Growth Series II   Series II    Series I      Series II
                                     ------------  ---------------  ----------------  ----------  ------------  ------------
TOTAL ASSETS
Investments at fair value             $20,420,415   $478,935,412      $155,552,153     $459,157   $182,897,729   $85,348,809
                                      ===========   ============      ============     ========   ============   ===========
NET ASSETS
Contracts in accumulation             $20,420,415   $478,286,120      $155,552,153     $459,157   $182,711,897   $85,348,809
Contracts in payout (annuitization)                      649,292                                       185,832
                                      -----------   ------------      ------------     --------   ------------   -----------
Total net assets                      $20,420,415   $478,935,412      $155,552,153     $459,157   $182,897,729   $85,348,809
                                      ===========   ============      ============     ========   ============   ===========
Units outstanding                         771,091     21,089,264         9,256,377       35,455     17,485,893     5,413,753
Unit value                            $     26.48   $      22.71      $      16.80     $  12.95   $      10.46   $     15.77
Shares                                  1,478,669     22,070,756         7,184,857       35,621     18,198,779     8,569,158
Cost                                  $20,550,591   $334,782,487      $121,542,475     $458,354   $163,036,919   $76,319,936

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                        CGTC
                                      Overseas     Dynamic      Dynamic     Emerging      Emerging    Emerging Small
                                       Equity       Growth       Growth      Growth    Small Company      Company
                                      Series II    Series I    Series II    Series II     Series I       Series II
                                     ----------  -----------  -----------  ----------  -------------  --------------
TOTAL ASSETS
Investments at fair value            $6,852,771  $65,539,532  $25,788,326  $8,173,915   $78,404,208     $38,605,809
                                     ==========  ===========  ===========  ==========   ===========     ===========
NET ASSETS
Contracts in accumulation            $6,852,771  $65,486,650  $25,788,326  $8,173,915   $78,348,286     $38,605,809
Contracts in payout (annuitization)                   52,882                                 55,922
                                     ----------  -----------  -----------  ----------   -----------     -----------
Total net assets                     $6,852,771  $65,539,532  $25,788,326  $8,173,915   $78,404,208     $38,605,809
                                     ==========  ===========  ===========  ==========   ===========     ===========
Units outstanding                       347,689   10,219,055    1,447,435     406,524     4,312,201       2,456,363
Unit value                           $    19.71  $      6.41  $     17.82  $    20.11   $     18.18     $     15.72
Shares                                  490,184    9,930,232    3,943,169     864,050     3,200,172       1,596,601
Cost                                 $6,920,049  $45,001,010  $20,492,716  $9,629,722   $82,975,612     $43,481,975

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                    Financial    Financial      Founding
                                     Equity-Income  Equity-Income    Services    Services      Allocation    Fundamental Value
                                       Series I       Series II      Series I    Series II      Series II         Series I
                                     -------------  -------------  -----------  -----------  --------------  -----------------
TOTAL ASSETS
Investments at fair value             $540,216,012   $241,866,912  $28,749,293  $38,360,203  $1,067,047,702     $148,941,621
                                      ============   ============  ===========  ===========  ==============     ============
NET ASSETS
Contracts in accumulation             $539,269,920   $241,866,912  $28,749,293  $38,321,185  $1,067,047,702     $148,877,193
Contracts in payout (annuitization)        946,092                                   39,018                           64,428
                                      ------------   ------------  -----------  -----------  --------------     ------------
Total net assets                      $540,216,012   $241,866,912  $28,749,293  $38,360,203  $1,067,047,702     $148,941,621
                                      ============   ============  ===========  ===========  ==============     ============
Units outstanding                       17,778,494     13,764,913    1,791,838    2,221,999      88,894,665        8,885,514
Unit value                            $      30.39   $      17.57  $     16.04  $     17.26  $        12.00     $      16.76
Shares                                  32,800,001     14,730,019    1,977,255    2,649,185      88,551,677        9,026,765
Cost                                  $504,745,967   $241,365,715  $31,226,316  $42,184,840  $1,099,345,056     $120,991,183

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                      Fundamental       Global        Global
                                         Value        Allocation    Allocation   Global Bond   Global Bond  Global Trust
                                       Series II       Series I      Series II     Series I     Series II     Series I
                                     -------------  -------------  ------------  -----------  ------------  ------------
TOTAL ASSETS
Investments at fair value             $399,580,641   $56,387,027   $208,609,331  $97,297,582  $212,896,283  $212,665,854
                                      ============   ===========   ============  ===========  ============  ============
NET ASSETS
Contracts in accumulation             $399,580,036   $56,386,054   $208,609,331  $97,258,155  $212,846,915  $212,379,588
Contracts in payout (annuitization)            605           973                      39,427        49,368       286,266
                                      ------------   -----------   ------------  -----------  ------------  ------------
Total net assets                      $399,580,641   $56,387,027   $208,609,331  $97,297,582  $212,896,283  $212,665,854
                                      ============   ===========   ============  ===========  ============  ============
Units outstanding                       22,519,590     4,328,109     12,997,587    3,988,009    12,098,539     7,318,177
Unit value                            $      17.74   $     13.03   $      16.05  $     24.40  $      17.60  $      29.06
Shares                                  24,290,616     5,025,582     18,692,592    6,401,157    14,052,560    11,867,514
Cost                                  $366,016,438   $54,675,338   $217,133,607  $94,567,619  $207,795,152  $162,599,778

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                     Global Trust  Health Sciences  Health Sciences  High Income   High Yield   High Yield
                                       Series II       Series I        Series II      Series II     Series I    Series II
                                     ------------  ---------------  ---------------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value             $56,610,167    $69,811,044      $71,854,720     $1,070,679  $81,824,764  $66,768,125
                                      ===========    ===========      ===========     ==========  ===========  ===========
NET ASSETS
Contracts in accumulation             $56,478,099    $69,807,707      $71,854,020     $1,070,679  $81,731,185  $66,689,543
Contracts in payout (annuitization)       132,068          3,337              700                      93,579       78,582
                                      -----------    -----------      -----------     ----------  -----------  -----------
Total net assets                      $56,610,167    $69,811,044      $71,854,720     $1,070,679  $81,824,764  $66,768,125
                                      ===========    ===========      ===========     ==========  ===========  ===========
Units outstanding                       3,028,072      3,480,258        3,393,566         92,897    4,962,992    3,941,905
Unit value                            $     18.70    $     20.06      $     21.17     $    11.53  $     16.49  $     16.94
Shares                                  3,173,216      4,623,248        4,825,703         89,372    8,613,133    6,991,427
Cost                                  $56,305,308    $68,983,816      $72,146,639     $1,224,846  $87,064,069  $71,163,339

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                      Independence
                                                                       Investment       Index                    International
                                     Income & Value  Income & Value    LLC Small    Allocation    International      Core
                                        Series I        Series II    Cap Series II    Series II   Core Series I    Series II
                                     --------------  --------------  -------------  ------------  -------------  -------------
TOTAL ASSETS
Investments at fair value             $267,190,928     $78,943,128     $1,193,672   $295,946,625   $80,318,221    $49,950,951
                                      ============     ===========     ==========   ============   ===========    ===========
NET ASSETS
Contracts in accumulation             $266,882,121     $78,943,128     $1,193,672   $295,934,024   $80,124,576    $49,904,444
Contracts in payout (annuitization)        308,807                                        12,601       193,645         46,507
                                      ------------     -----------     ----------   ------------   -----------    -----------
Total net assets                      $267,190,928     $78,943,128     $1,193,672   $295,946,625   $80,318,221    $49,950,951
                                      ============     ===========     ==========   ============   ===========    ===========
Units outstanding                       10,864,738       5,129,616         80,794     21,010,365     4,161,014      2,355,907
Unit value                            $      24.59     $     15.39     $    14.77   $      14.09   $     19.30    $     21.20
Shares                                  24,603,216       7,309,549        103,438     22,102,063     5,581,530      3,454,423
Cost                                  $252,280,402     $77,814,413     $1,395,495   $298,418,152   $68,107,467    $50,388,032

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                     International
                                         Equity     International  International  International  International    Investment
                                        Index B       Small Cap      Small Cap        Value          Value         Quality
                                       Series NAV      Series I      Series II       Series I      Series II    Bond Series I
                                     -------------  -------------  -------------  -------------  -------------  -------------
TOTAL ASSETS
Investments at fair value             $43,121,814    $111,985,320   $63,090,909    $295,226,708   $231,323,661   $120,393,201
                                      ===========    ============   ===========    ============   ============   ============
NET ASSETS
Contracts in accumulation             $43,078,935    $111,910,804   $63,090,909    $295,001,797   $231,228,464   $120,018,329
Contracts in payout (annuitization)        42,879          74,516                       224,911         95,197        374,872
                                      -----------    ------------   -----------    ------------   ------------   ------------
Total net assets                      $43,121,814    $111,985,320   $63,090,909    $295,226,708   $231,323,661   $120,393,201
                                      ===========    ============   ===========    ============   ============   ============
Units outstanding                       3,271,721       4,226,430     2,476,541      13,413,023      9,361,392      5,273,996
Unit value                            $     13.18    $      26.50   $     25.48    $      22.01   $      24.71   $      22.83
Shares                                  2,047,570       5,959,836     3,343,450      17,224,429     13,535,615     10,654,266
Cost                                  $42,286,169    $117,140,614   $74,215,733    $270,133,526   $221,188,548   $126,526,620

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                      Investment    John Hancock   John Hancock  John Hancock
                                        Quality    International  International    Strategic    Large Cap    Large Cap
                                         Bond       Equity Index   Equity Index     Income        Value        Value
                                       Series II      Series I      Series II      Series II     Series I    Series II
                                     ------------  -------------  -------------  ------------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $130,925,708   $30,977,856    $30,452,527    $14,896,526  $51,302,359  $40,131,488
                                     ============   ===========    ===========    ===========  ===========  ===========
NET ASSETS
Contracts in accumulation            $130,925,708   $30,918,303    $30,452,527    $14,896,526  $51,302,359  $40,113,557
Contracts in payout (annuitization)                      59,553                                                  17,931
                                     ------------   -----------    -----------    -----------  -----------  -----------
Total net assets                     $130,925,708   $30,977,856    $30,452,527    $14,896,526  $51,302,359  $40,131,488
                                     ============   ===========    ===========    ===========  ===========  ===========
Units outstanding                       8,638,664     1,306,598      1,300,693      1,038,263    2,039,124    1,607,730
Unit value                           $      15.16   $     23.71    $     23.41    $     14.35  $     25.16  $     24.96
Shares                                 11,596,608     1,383,558      1,361,311      1,084,172    2,293,355    1,800,426
Cost                                 $134,527,656   $26,548,597    $25,082,297    $14,588,920  $52,594,388  $39,650,476

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       Lifestyle     Lifestyle     Lifestyle      Lifestyle      Lifestyle     Lifestyle
                                      Aggressive    Aggressive     Balanced       Balanced     Conservative  Conservative
                                       Series I      Series II     Series I       Series II      Series I      Series II
                                     ------------  ------------  ------------  --------------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $175,525,359  $285,279,941  $919,280,596  $8,669,581,145  $150,688,892  $653,822,340
                                     ============  ============  ============  ==============  ============  ============
NET ASSETS
Contracts in accumulation            $175,524,220  $285,279,941  $919,000,443  $8,669,511,848  $150,631,382  $653,822,340
Contracts in payout (annuitization)         1,139                     280,153          69,297        57,510
                                     ------------  ------------  ------------  --------------  ------------  ------------
Total net assets                     $175,525,359  $285,279,941  $919,280,596  $8,669,581,145  $150,688,892  $653,822,340
                                     ============  ============  ============  ==============  ============  ============
Units outstanding                       9,206,081    14,689,016    44,018,959     485,068,665     7,414,141    40,759,257
Unit value                           $      19.07  $      19.42  $      20.88  $        17.87  $      20.32  $      16.04
Shares                                 16,222,307    26,414,809    67,544,496     639,349,642    11,573,648    50,449,255
Cost                                 $181,361,665  $293,199,245  $873,733,461  $8,472,400,853  $152,177,779  $661,430,755

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                                                                   Marisco
                                       Lifestyle      Lifestyle       Lifestyle      Lifestyle      LMFC Core   International
                                        Growth          Growth        Moderate       Moderate        Equity     Opportunities
                                       Series I       Series II       Series I       Series II      Series II     Series II
                                     ------------  ---------------  ------------  --------------  ------------  -------------
TOTAL ASSETS
Investments at fair value            $781,227,991  $12,027,023,525  $290,199,264  $1,817,724,720   $38,277,052  $78,151,979
                                     ============  ===============  ============  ==============   ===========  ===========
NET ASSETS
Contracts in accumulation            $780,172,936  $12,026,929,909  $287,774,704  $1,817,657,414   $38,277,052  $78,151,979
Contracts in payout (annuitization)     1,055,055           93,616     2,424,560          67,306
                                     ------------  ---------------  ------------  --------------   -----------  -----------
Total net assets                     $781,227,991  $12,027,023,525  $290,199,264  $1,817,724,720   $38,277,052  $78,151,979
                                     ============  ===============  ============  ==============   ===========  ===========
Units outstanding                      38,655,362      667,866,837    14,006,009     108,763,250     2,707,898    3,613,945
Unit value                           $      20.21  $         18.01  $      20.72  $        16.71   $     14.14  $     21.63
Shares                                 56,734,059      875,966,753    22,323,020     140,364,843     2,915,236    4,417,862
Cost                                 $732,708,322  $11,696,654,876  $289,570,512  $1,825,853,710   $41,570,782  $81,620,994

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       Mid Cap      Mid Cap       Mid Cap       Mid Cap       Mid Cap       Mid Cap
                                        Index        Index     Intersection      Stock         Stock         Value
                                       Series I    Series II     Series II     Series I      Series II     Series I
                                     -----------  -----------  ------------  ------------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $57,217,884  $89,771,244   $2,103,296   $292,411,115  $182,162,343  $146,671,433
                                     ===========  ===========   ==========   ============  ============  ============
NET ASSETS
Contracts in accumulation            $57,191,791  $89,761,576   $2,103,296   $292,369,677  $182,161,540  $146,568,102
Contracts in payout (annuitization)       26,093        9,668                      41,438           803       103,331
                                     -----------  -----------   ----------   ------------  ------------  ------------
Total net assets                     $57,217,884  $89,771,244   $2,103,296   $292,411,115  $182,162,343  $146,671,433
                                     ===========  ===========   ==========   ============  ============  ============
Units outstanding                      2,827,829    4,746,817      182,898     14,501,521     7,457,432     7,236,421
Unit value                           $     20.23  $     18.91   $    11.50   $      20.16  $      24.43  $      20.27
Shares                                 3,286,495    5,174,135      181,006     18,298,568    11,558,524    11,431,912
Cost                                 $58,240,967  $96,636,345   $2,188,876   $257,408,633  $171,143,489  $179,046,222

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007


                                     Mid Cap Value   ML Global  Money Market B  Money Market  Money Market  Natural Resources
                                       Series II    Allocation    Series NAV      Series I      Series II       Series II
                                     -------------  ----------  --------------  ------------  ------------  -----------------
TOTAL ASSETS
Investments at fair value             $143,552,635  $1,520,061    $43,140,175   $312,447,249  $434,277,195     $279,653,618
                                      ============  ==========    ===========   ============  ============     ============
NET ASSETS
Contracts in accumulation             $143,552,635  $1,520,061    $43,140,175   $312,091,455  $434,161,253     $279,409,277
Contracts in payout (annuitization)                                                  355,794       115,942          244,341
                                      ------------  ----------    -----------   ------------  ------------     ------------
Total net assets                      $143,552,635  $1,520,061    $43,140,175   $312,447,249  $434,277,195     $279,653,618
                                      ============  ==========    ===========   ============  ============     ============
Units outstanding                        7,510,604      91,452      3,382,379     19,224,624    33,634,489        5,632,699
Unit value                            $      19.11  $    16.62    $     12.75   $      16.25  $      12.91     $      49.65
Shares                                  11,232,600      94,826     43,140,175     31,244,725    43,427,720        9,798,655
Cost                                  $175,561,989  $1,123,642    $43,140,175   $312,447,249  $434,277,195     $306,068,208

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                               PIM Classic   PIMCO VIT   Quantitative  Quantitative
                                     Pacific Rim  Pacific Rim     Value      All Asset      All Cap         Mid
                                      Series I     Series II    Series II    Series II    Series II    Cap Series I
                                     -----------  -----------  -----------  -----------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $43,926,232  $39,752,807  $20,613,743  $27,808,742  $120,043,351   $6,504,757
                                     ===========  ===========  ===========  ===========  ============   ==========
NET ASSETS
Contracts in accumulation            $43,913,156  $39,752,807  $20,613,743  $27,808,742  $120,043,351   $6,504,757
Contracts in payout (annuitization)       13,076
                                     -----------  -----------  -----------  -----------  ------------   ----------
Total net assets                     $43,926,232  $39,752,807  $20,613,743  $27,808,742  $120,043,351   $6,504,757
                                     ===========  ===========  ===========  ===========  ============   ==========
Units outstanding                      2,850,036    1,748,484    1,439,118    1,761,138     5,614,030      479,164
Unit value                           $     15.41  $     22.74  $     14.32  $     15.79  $      21.38   $    13.58
Shares                                 4,199,448    3,815,049    1,686,886    2,366,701     7,835,728      759,015
Cost                                 $49,900,300  $46,478,828  $26,004,693  $27,976,164  $137,068,731   $8,212,644

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                     Quantitative  Quantitative   Real Estate   Real Estate  Real Return    Science &
                                        Mid Cap       Value        Securities    Securities      Bond      Technology
                                       Series II     Series II      Series I     Series II    Series II     Series I
                                     ------------  ------------  -----------   ------------  -----------  ------------
TOTAL ASSETS
Investments at fair value             $23,299,107   $23,442,366  $103,497,312  $106,982,665  $89,175,625  $183,286,811
                                      ===========   ===========  ============  ============  ===========  ============
NET ASSETS
Contracts in accumulation             $23,299,107   $23,433,888  $103,365,169  $106,956,996  $89,150,810  $183,141,015
Contracts in payout (annuitization)                       8,478       132,143        25,669       24,815       145,796
                                      -----------   -----------  ------------  ------------  -----------  ------------
Total net assets                      $23,299,107   $23,442,366  $103,497,312  $106,982,665  $89,175,625  $183,286,811
                                      ===========   ===========  ============  ============  ===========  ============
Units outstanding                       1,360,671     1,358,278     3,404,402     4,179,110    5,983,075    14,544,121
Unit value                            $     17.12   $     17.26  $      30.40  $      25.60  $     14.90  $      12.60
Shares                                  2,763,833     1,827,152     8,346,557     8,627,634    6,630,158    12,342,546
Cost                                  $28,589,948   $26,865,513  $161,597,295  $166,751,537  $88,161,975  $130,253,516

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                      Science &                                                                     Small Cap
                                      Technology  Scudder Equity  Scudder Fixed     Small Cap       Small Cap     Opportunities
                                      Series II   Index 500 -- B   Income -- B   Index Series I  Index Series II     Series I
                                     -----------  --------------  -------------  --------------  ---------------  -------------
TOTAL ASSETS
Investments at fair value            $63,302,574    $28,468,212    $48,822,843     $29,607,850     $ 95,873,608    $58,486,467
                                     ===========    ===========    ===========     ===========     ============    ===========
NET ASSETS
Contracts in accumulation            $63,301,050    $28,458,301    $48,822,843     $29,568,566     $ 95,833,528    $58,472,918
Contracts in payout (annuitization)        1,524          9,911                         39,284           40,080          13,549
                                     -----------    -----------    -----------     -----------     ------------    -----------
Total net assets                     $63,302,574    $28,468,212    $48,822,843     $29,607,850     $ 95,873,608    $58,486,467
                                     ===========    ===========    ===========     ===========     ============    ===========
Units outstanding                      4,022,564      1,252,764      3,489,402       1,722,251        5,337,612      2,601,624
Unit value                           $     15.74    $     22.72    $     13.99     $     17.19     $      17.96    $     22.48
Shares                                 4,297,527      1,835,475      4,137,529       2,086,529        6,780,312      2,832,274
Cost                                 $54,286,128    $24,503,871    $48,621,038     $30,290,585     $106,001,372    $59,488,697

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       Small Cap
                                     Opportunities   Small Cap   Small Company    Small Company     Strategic       Strategic
                                       Series II    Value Focus  Value Series I  Value Series II  Bond Series I  Bond Series II
                                     -------------  -----------  --------------  ---------------  -------------  --------------
TOTAL ASSETS
Investments at fair value             $47,273,342   $11,280,274   $150,842,006     $125,797,753    $115,930,647   $85,480,105
                                      ===========   ===========   ============     ============    ============   ===========
NET ASSETS
Contracts in accumulation             $47,273,342   $11,280,274   $150,678,572     $125,797,753    $115,846,268   $85,480,105
Contracts in payout (annuitization)                                    163,434                           84,379
                                      -----------   -----------   ------------     ------------    ------------   -----------
Total net assets                      $47,273,342   $11,280,274   $150,842,006     $125,797,753    $115,930,647   $85,480,105
                                      ===========   ===========   ============     ============    ============   ===========
Units outstanding                       2,158,038       298,503      6,598,777        6,480,945       5,698,598     5,438,541
Unit value                            $     21.91   $     37.79   $      22.86     $      19.41    $      20.34   $     15.72
Shares                                  2,298,169       591,830      8,269,847        6,950,152      10,626,091     7,827,848
Cost                                  $48,213,182   $13,609,546   $162,307,092     $138,921,992    $121,933,839   $91,773,166

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                        T Rowe
                                      Price Mid                                Total Stock   Total Stock
                                        Value     Total Return  Total Return  Market Index  Market Index    U.S. Core
                                      Series II     Series I      Series II     Series I      Series II     Series I
                                     -----------  ------------  ------------  ------------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $14,516,220  $254,966,759  $204,912,106   $24,997,000   $71,822,066  $551,052,119
                                     ===========  ============  ============   ===========   ===========  ============
NET ASSETS:
Contracts in accumulation            $14,516,220  $254,829,768  $204,735,485   $24,886,702   $71,725,963  $549,952,525
Contracts in payout (annuitization)                    136,991       176,621       110,298        96,103     1,099,594
                                     -----------  ------------  ------------   -----------   -----------  ------------
Total net assets                     $14,516,220  $254,966,759  $204,912,106   $24,997,000   $71,822,066  $551,052,119
                                     ===========  ============  ============   ===========   ===========  ============
Units outstanding                        889,968    14,285,278    13,299,866     1,875,342     4,118,314    22,294,779
Unit value                           $     16.31  $      17.85  $      15.41   $     13.33   $     17.44  $      24.72
Shares                                 1,359,197    18,329,745    14,752,491     1,925,809     5,550,392    28,390,114
Cost                                 $17,207,477  $253,907,339  $203,463,112   $20,863,616   $70,256,170  $623,540,159

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                  U.S. Global  U.S. Global      U.S.          U.S.
                                                    Leaders      Leaders     Government    Government     U.S.
                                      U.S. Core      Growth       Growth     Securities    Securities  High Yield
                                      Series II     Series I    Series II     Series I     Series II    Series II
                                     -----------  -----------  -----------  ------------  -----------  ----------
TOTAL ASSETS
Investments at fair value            $60,726,219  $25,237,055  $19,915,538  $120,827,665  $70,264,181  $2,123,558
                                     ===========  ===========  ===========  ============  ===========  ==========
NET ASSETS:
Contracts in accumulation            $60,726,219  $25,237,055  $19,915,538  $120,706,839  $70,264,181  $2,123,558
Contracts in payout (annuitization)                                              120,826
                                     -----------  -----------  -----------  ------------  -----------  ----------
Total net assets                     $60,726,219  $25,237,055  $19,915,538  $120,827,665  $70,264,181  $2,123,558
                                     ===========  ===========  ===========  ============  ===========  ==========
Units outstanding                      4,303,291    1,900,451    1,509,637     6,153,456    5,107,643     151,673
Unit value                           $     14.11  $     13.28  $     13.19  $      19.64  $     13.76  $    14.00
Shares                                 3,143,179    1,876,361    1,480,709     9,417,589    5,472,288     169,613
Cost                                 $65,884,713  $23,346,339  $18,286,506  $127,138,723  $73,078,218  $2,199,900

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                      U.S. Large    U.S. Large       UBS          UBS
                                       Cap Value    Cap Value     Large Cap    Large Cap    Utilities    Utilities
                                       Series I     Series II     Series I     Series II     Series I    Series II
                                     ------------  -----------  ------------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $203,732,919  $78,591,932  $244,825,743  $18,166,603  $58,246,956  $65,472,203
                                     ============  ===========  ============  ===========  ===========  ===========
NET ASSETS:
Contracts in accumulation            $203,460,078  $78,529,530  $244,462,029  $18,166,022  $58,215,471  $65,472,203
Contracts in payout (annuitization)       272,841       62,402       363,714          581       31,485
                                     ------------  -----------  ------------  -----------  -----------  -----------
Total net assets                     $203,732,919  $78,591,932  $244,825,743  $18,166,603  $58,246,956  $65,472,203
                                     ============  ===========  ============  ===========  ===========  ===========
Units outstanding                      13,857,607    5,042,326    15,761,365    1,178,361    2,640,125    1,983,965
Unit value                           $      14.70  $     15.59  $      15.53  $     15.42  $     22.06  $     33.00
Shares                                 12,741,271    4,927,394    16,954,691    1,261,570    4,061,852    4,600,998
Cost                                 $165,079,750  $65,664,777  $270,289,131  $20,023,852  $57,442,425  $63,726,805

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                      Wellington    Wellington
                                                                         Small      Small Cap   Wells Capital
                                                                       Cap Growth     Value       Core Bond
                                     Value Series I  Value Series II   Series II    Series II     Series II
                                     --------------  ---------------  -----------  -----------  -------------
TOTAL ASSETS
Investments at fair value             $154,362,894     $50,705,018    $37,590,676  $65,291,497   $3,624,178
                                      ============     ===========    ===========  ===========   ==========
NET ASSETS:
Contracts in accumulation             $154,093,041     $50,705,018    $37,590,676  $65,289,424   $3,624,178
Contracts in payout (annuitization)        269,853                                       2,073
                                      ------------     -----------    -----------  -----------   ----------
Total net assets                      $154,362,894     $50,705,018    $37,590,676  $65,291,497   $3,624,178
                                      ============     ===========    ===========  ===========   ==========
Units outstanding                        5,823,831       2,511,265      1,950,372    4,135,953      272,577
Unit value                            $      26.51     $     20.19    $     19.27  $     15.79   $    13.30
Shares                                   8,891,872       2,932,621      3,667,383    4,042,817      288,779
Cost                                  $167,003,645     $59,688,765    $40,018,095  $78,377,478   $3,642,476

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     500
                                                Index Fund B
                                                 Series NAV       500 Index Series I          500 Index Series II
                                                ------------  --------------------------  --------------------------
                                                    2007          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  1,185,404  $  2,817,093  $  1,409,818  $  1,642,904  $    823,264
Expenses:
   Mortality and expense risk and
      administrative charges                         979,381     1,945,557     2,156,410     1,409,749     1,641,363
                                                ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                         206,023       871,536      (746,592)      233,155      (818,099)
                                                ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --            --            --
   Net realized gain (loss)                           66,994    15,937,425    15,584,236     8,422,935    10,574,346
                                                ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                               66,994    15,937,425    15,584,236     8,422,935    10,574,346
                                                ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (2,118,017)  (11,807,528)    3,075,952    (5,600,283)    2,367,928
                                                ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                         (1,845,000)    5,001,433    17,913,596     3,055,807    12,124,175
                                                ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 447,091       819,907     1,000,873     1,369,707     2,206,769
   Transfers between sub-accounts and the
      company                                     97,864,554   (16,485,426)  (19,939,319)   (4,858,891)  (10,216,736)
   Withdrawals                                   (11,356,631)  (19,195,354)  (16,844,363)  (17,474,802)  (19,439,723)
   Annual contract fee                              (237,935)     (314,909)     (375,424)     (301,456)     (362,564)
                                                ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             86,717,079   (35,175,782)  (36,158,233)  (21,265,442)  (27,812,254)
                                                ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         84,872,079   (30,174,349)  (18,244,637)  (18,209,635)  (15,688,079)
Contract owners' equity at beginning of period            --   139,913,308   158,157,945    95,202,414   110,890,493
                                                ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 84,872,079  $109,738,959  $139,913,308  $ 76,992,779  $ 95,202,414
                                                ============  ============  ============  ============  ============

                                                    2007          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------
Units, beginning of period                               --    11,609,646    14,906,958     5,988,819     7,895,332
Units issued                                      8,769,817       930,613     1,308,850       417,368       656,293
Units redeemed                                    1,834,210     3,727,347     4,606,162     1,719,371     2,562,806
                                                  ---------     ---------     ---------     ---------     ---------
Units, end of period                              6,935,607     8,812,912    11,609,646     4,686,816     5,988,819
                                                  =========     =========    ==========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Active Bond Series I        Active Bond Series II      Alger American Balanced
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  8,953,422  $  3,603,946  $ 41,486,707  $ 12,669,950  $         --  $    354,723
Expenses:
   Mortality and expense risk and
      administrative charges                       1,569,728     1,851,235     8,366,544     7,941,842       141,668       445,654
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                       7,383,694     1,752,711    33,120,163     4,728,108      (141,668)      (90,931)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --            --            --     1,515,879
   Net realized gain (loss)                          426,727       100,155       604,989       (52,123)    3,639,026       648,197
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                              426,727       100,155       604,989       (52,123)    3,639,026     2,164,076
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (5,256,061)    1,411,417   (23,452,814)    6,989,724    (2,118,817)   (1,362,453)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          2,554,360     3,264,283    10,272,338    11,665,709     1,378,541       710,692
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 481,364       492,743     7,844,947    16,820,492        59,662       296,915
   Transfers between sub-accounts and the
      company                                     (1,720,305)   (7,564,398)   37,712,143    (9,631,685)  (27,339,705)     (271,391)
   Withdrawals                                   (19,389,031)  (21,309,334)  (52,745,865)  (23,589,285)   (1,582,466)   (4,358,296)
   Annual contract fee                              (134,175)     (163,466)   (1,447,458)   (1,376,137)      (41,134)     (131,643)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (20,762,147)  (28,544,455)   (8,636,233)  (17,776,615)  (28,903,643)   (4,464,415)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (18,207,787)  (25,280,172)    1,636,105    (6,110,906)  (27,525,102)   (3,753,723)
Contract owners' equity at beginning of period   114,128,749   139,408,921   489,520,731   495,631,637    27,525,102    31,278,825
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 95,920,962  $114,128,749  $491,156,836  $489,520,731  $         --  $ 27,525,102
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        8,812,410    11,076,124    38,059,136    39,503,132     1,635,810     1,912,505
Units issued                                        555,557       480,665     6,393,736     3,009,919         8,887        88,839
Units redeemed                                    2,145,987     2,744,379     7,053,847     4,453,915     1,644,697       365,534
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Units, end of period                              7,221,980     8,812,410    37,399,025    38,059,136            --     1,635,810
                                                  =========     =========    ==========    ==========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Alger American
                                                    Leveraged All Cap         All Cap Core Series I      All Cap Core Series II
                                                -------------------------  --------------------------  -------------------------
                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $         --  $        --  $  1,784,311  $  1,107,275  $    142,063  $    57,978
Expenses:
   Mortality and expense risk and
      administrative charges                          58,926      156,335     1,879,902     2,227,000       249,507      160,874
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net investment income (loss)                         (58,926)    (156,335)      (95,591)   (1,119,725)     (107,444)    (102,896)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --           --            --            --            --           --
   Net realized gain (loss)                        4,211,718      618,780    17,088,895     9,558,811       846,992    1,077,484
                                                ------------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses)                            4,211,718      618,780    17,088,895     9,558,811       846,992    1,077,484
                                                ------------  -----------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (2,869,369)   1,083,819   (14,414,472)   10,380,707    (1,051,713)     218,566
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          1,283,423    1,546,264     2,578,832    18,819,793      (312,165)   1,193,154
                                                ------------  -----------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                  31,643      155,235       372,083     1,063,655       126,213      253,377
   Transfers between sub-accounts and the
      company                                    (11,411,473)   1,000,151   (19,226,051)  (16,694,869)    9,073,226     (456,701)
   Withdrawals                                      (428,408)  (1,569,942)  (22,324,385)  (22,231,859)   (2,569,335)    (962,111)
   Annual contract fee                               (23,359)     (46,262)     (248,111)     (280,643)      (57,565)     (30,497)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (11,831,597)    (460,818)  (41,426,464)  (38,143,716)    6,572,539   (1,195,932)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (10,548,174)   1,085,446   (38,847,632)  (19,323,923)    6,260,374       (2,778)
Contract owners' equity at beginning of period    10,548,174    9,462,728   143,932,795   163,256,718    10,072,010   10,074,788
                                                ------------  -----------  ------------  ------------  ------------  -----------
Contract owners' equity at end of period        $         --  $10,548,174  $105,085,163  $143,932,795  $ 16,332,384  $10,072,010
                                                ============  ===========  ============  ============  ============  ===========

                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  ------------  ------------  -----------
Units, beginning of period                         452,490      475,553      7,796,201    10,039,132      546,094      621,010
Units issued                                        33,720       75,828        227,374       271,866      658,910      185,106
Units redeemed                                     486,210       98,891      2,332,814     2,514,797      329,391      260,022
                                                   -------      -------      ---------     ---------      -------      -------
Units, end of period                                    --      452,490      5,690,761     7,796,201      875,613      546,094
                                                   =======      =======      =========     =========      =======      =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  All Cap Growth Series I   All Cap Growth Series II    All Cap Value Series I
                                                --------------------------  ------------------------  --------------------------
                                                    2007          2006          2007         2006         2007          2006
                                                ------------  ------------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received              $     82,531  $         --  $        --  $        --  $    895,830  $    595,135
Expenses:
   Mortality and expense risk and
   administrative charges                          2,817,670     3,237,949      391,368      444,107       808,603       912,882
                                                ------------  ------------  -----------  -----------  ------------  ------------
Net investment income (loss)                      (2,735,139)   (3,237,949)    (391,368)    (444,107)       87,227      (317,747)
                                                ------------  ------------  -----------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --           --           --    20,369,994    13,264,952
   Net realized gain (loss)                       11,605,892    (2,978,719)   1,904,305    2,039,380       915,987     2,026,478
                                                ------------  ------------  -----------  -----------  ------------  ------------
Realized gains (losses)                           11,605,892    (2,978,719)   1,904,305    2,039,380    21,285,981    15,291,430
                                                ------------  ------------  -----------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     10,747,593    16,866,720      822,762     (393,720)  (17,785,834)   (8,150,541)
                                                ------------  ------------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
     equity from operations                       19,618,346    10,650,052    2,335,699    1,201,553     3,587,374     6,823,142
                                                ------------  ------------  -----------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 947,993     1,602,853      511,908      878,282       175,923       318,798
   Transfers between sub-accounts and the
      company                                    (24,162,990)  (17,866,822)    (280,428)  (1,189,195)   (6,419,851)   (1,291,422)
   Withdrawals                                   (29,527,635)  (29,517,224)  (3,741,921)  (4,083,269)   (7,891,608)   (8,952,249)
   Annual contract fee                              (352,973)     (434,668)     (87,406)    (102,636)     (119,837)     (137,248)
                                                ------------  ------------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (53,095,605)  (46,215,861)  (3,597,847)  (4,496,818)  (14,255,373)  (10,062,121)
                                                ------------  ------------  -----------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
     equity                                      (33,477,259)  (35,565,809)  (1,262,148)  (3,295,265)  (10,667,999)   (3,238,979)
Contract owners' equity at beginning of period   205,159,404   240,725,213   25,736,425   29,031,690    58,057,755    61,296,734
                                                ------------  ------------  -----------  -----------  ------------  ------------
Contract owners' equity at end of period        $171,682,145  $205,159,404  $24,474,277  $25,736,425  $ 47,389,756  $ 58,057,755
                                                ============  ============  ===========  ===========  ============  ============

                                                    2007          2006          2007         2006         2007          2006
                                                ------------  ------------  -----------  -----------  ------------  ------------
Units, beginning of period                       11,560,384    14,210,315    1,742,991    2,059,319     3,602,546     4,261,947
Units issued                                        175,483       204,572      188,468      234,885       190,361       487,739
Units redeemed                                    2,880,792     2,854,503      426,261      551,213     1,035,898     1,147,140
                                                 ----------    ----------    ---------    ---------     ---------     ---------
Units, end of period                              8,855,075    11,560,384    1,505,198    1,742,991     2,757,009     3,602,546
                                                 ==========    ==========    =========    =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             American      American
                                                                               Asset     Asset High-
                                                                            Allocation   Income Bond      American Blue-Chip
                                                 All Cap Value Series II     Series II    Series II    Income & Growth Series II
                                                -------------------------  ------------  -----------  --------------------------
                                                    2007          2006         2007          2007         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  ------------
Income:
   Dividend distributions received              $    689,728  $   470,642  $  8,163,001  $ 2,590,110  $  3,337,506  $    730,446
Expenses:
   Mortality and expense risk and
   administrative charges                            842,851      952,885     2,259,829      205,874     2,595,358     2,713,787
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net investment income (loss)                        (153,123)    (482,243)    5,903,172    2,384,236       742,148    (1,983,341)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            19,569,370   12,663,319     1,443,147           --    28,106,953     2,934,622
   Net realized gain (loss)                          686,526    1,425,997        51,454      480,954     7,120,428     4,890,025
                                                ------------  -----------  ------------  -----------  ------------  ------------
Realized gains (losses)                           20,255,896   14,089,316     1,494,601      480,954    35,227,381     7,824,647
                                                ------------  -----------  ------------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (16,698,231)  (7,168,724)  (16,398,511)  (3,185,626)  (34,659,804)   17,940,707
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          3,404,542    6,438,349    (9,000,738)    (320,436)    1,309,725    23,782,013
                                                ------------  -----------  ------------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 653,495    1,375,258   314,012,454   26,307,025     1,779,463     4,282,820
   Transfers between sub-accounts and the
      company                                     (6,420,161)  (1,253,742)  172,186,930   18,361,070   (11,723,494)    3,584,814
   Withdrawals                                    (9,910,998)  (6,284,614)   (4,236,386)  (1,053,246)  (29,350,183)  (20,428,790)
   Annual contract fee                              (165,858)    (197,434)     (139,792)     (13,713)     (401,522)     (448,014)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (15,843,522)  (6,360,532)  481,823,206   43,601,136   (39,695,736)  (13,009,170)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (12,438,980)      77,817   472,822,468   43,280,700   (38,386,011)   10,772,843
Contract owners' equity at beginning of period    57,471,289   57,393,472            --           --   177,060,573   166,287,730
                                                ------------  -----------  ------------  -----------  ------------  ------------
Contract owners' equity at end of period        $ 45,032,309  $57,471,289  $472,822,468  $43,280,700  $138,674,562  $177,060,573
                                                ============  ===========  ============  ===========  ============  ============

                                                    2007          2006         2007          2007         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  ------------
Units, beginning of period                        3,376,358    3,770,641            --           --     8,938,256     9,653,221
Units issued                                         84,325      493,671    38,813,867    3,872,590       515,866     1,150,269
Units redeemed                                      977,614      887,954     1,064,924      253,101     2,446,430     1,865,234
                                                  ---------    ---------    ----------    ---------     ---------     ---------
Units, end of period                              2,483,069    3,376,358    37,748,943    3,619,489     7,007,692     8,938,256
                                                  =========    =========    ==========    =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                         American       American
                                                                                 American Century      Fundamental       Global
                                                                                 - Small Company         Holdings   Diversification
                                                  American Bond Series II           Series II           Series II      Series II
                                                --------------------------  -------------------------  -----------  ---------------
                                                    2007          2006          2007         2006          2007           2007
                                                ------------  ------------  -----------  ------------  -----------  ---------------
Income:
   Dividend distributions received              $ 30,153,733  $         --  $        --  $         --  $   686,627    $  1,516,520
Expenses:
   Mortality and expense risk and
      administrative charges                      10,741,645     4,846,135       94,932       278,581       47,421         112,334
                                                ------------  ------------  -----------  ------------  -----------    ------------
Net investment income (loss)                      19,412,088    (4,846,135)     (94,932)     (278,581)     639,206       1,404,186
                                                ------------  ------------  -----------  ------------  -----------    ------------
Realized gains (losses) on investments:
   Capital gain distributions received               234,401            --      840,660     2,821,692           --              --
   Net realized gain (loss)                        2,413,221       312,893     (111,439)     (536,345)      15,973           3,975
                                                ------------  ------------  -----------  ------------  -----------    ------------
Realized gains (losses)                            2,647,622       312,893      729,221     2,285,347       15,973           3,975
                                                ------------  ------------  -----------  ------------  -----------    ------------
Unrealized appreciation (depreciation) during
   the period                                    (15,531,297)   21,317,532     (918,074)   (1,168,586)    (840,884)     (1,032,221)
                                                ------------  ------------  -----------  ------------  -----------    ------------
Net increase (decrease) in contract owners'
   equity from operations                          6,528,413    16,784,290     (283,785)      838,180     (185,705)        375,940
                                                ------------  ------------  -----------  ------------  -----------    ------------
Changes from principal transactions:
   Purchase payments                             307,145,643   263,370,172      104,246       210,450   38,842,412      44,222,801
   Transfers between sub-accounts and the
      company                                    114,087,412    80,311,374   (2,418,076)  (16,470,584)  14,410,764      59,374,273
   Withdrawals                                   (26,376,978)   (9,327,078)  (1,063,467)   (2,444,344)     (59,812)       (342,256)
   Annual contract fee                            (1,824,914)     (531,817)     (11,128)      (34,202)      (4,382)        (19,641)
                                                ------------  ------------  -----------  ------------  -----------    ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            393,031,163   333,822,651   (3,388,425)  (18,738,680)  53,188,982     103,235,177
                                                ------------  ------------  -----------  ------------  -----------    ------------
Total increase (decrease) in contract owners'
   equity                                        399,559,576   350,606,941   (3,672,210)  (17,900,500)  53,003,277     103,611,117
Contract owners' equity at beginning of
   period                                        475,934,445   125,327,504    7,959,340    25,859,840           --              --
                                                ------------  ------------  -----------  ------------  -----------    ------------
Contract owners' equity at end of period        $875,494,021  $475,934,445  $ 4,287,130  $  7,959,340  $53,003,277    $103,611,117
                                                ============  ============  ===========  ============  ===========    ============

                                                    2007          2006          2007         2006          2007           2007
                                                ------------  ------------  -----------  ------------  -----------  ---------------
Units, beginning of period                       36,599,574    10,102,745     487,905      1,645,126           --             --
Units issued                                     33,810,717    27,929,503      14,935        100,869    4,262,049      8,298,364
Units redeemed                                    3,887,273     1,432,674     216,862      1,258,090       43,291         46,959
                                                 ----------    ----------     -------      ---------    ---------      ---------
Units, end of period                             66,523,018    36,599,574     285,978        487,905    4,218,758      8,251,405
                                                 ==========    ==========     =======      =========    =========      =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                        American
                                         American        Global
                                          Global          Small
                                          Growth     Capitalization                                         American Growth-
                                         Series II      Series II       American Growth Series II           Income Series II
                                       ------------  --------------  ------------------------------  ------------------------------
                                           2007           2007            2007            2006            2007            2006
                                       ------------  --------------  --------------  --------------  --------------  --------------
Income:
   Dividend distributions received     $  3,107,671    $ 1,018,515   $   14,247,204  $    1,976,899  $   34,191,426  $    8,649,213
Expenses:
   Mortality and expense risk and
      administrative charges                991,665        402,123       23,466,327      18,803,754      19,407,358      14,944,347
                                       ------------    -----------   --------------  --------------  --------------  --------------
Net investment income (loss)              2,116,006        616,392       (9,219,123)    (16,826,855)     14,784,068      (6,295,134)
                                       ------------    -----------   --------------  --------------  --------------  --------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                              811,439        409,559      149,632,572       7,383,034      55,362,794       1,054,425
   Net realized gain (loss)                 185,952        (30,373)      67,560,237      29,283,039      34,534,463      14,885,341
                                       ------------    -----------   --------------  --------------  --------------  --------------
Realized gains (losses)                     997,391        379,186      217,192,809      36,666,073      89,897,257      15,939,766
                                       ------------    -----------   --------------  --------------  --------------  --------------
Unrealized appreciation
   (depreciation)
   during the period                        (60,677)    (3,237,722)     (73,580,296)     72,261,616     (75,251,563)    105,776,473
                                       ------------    -----------   --------------  --------------  --------------  --------------
Net increase (decrease) in contract
   owners' equity from operations         3,052,720     (2,242,144)     134,393,390      92,100,834      29,429,762     115,421,105
                                       ------------    -----------   --------------  --------------  --------------  --------------
Changes from principal transactions:
   Purchase payments                    131,363,919     41,129,729      230,583,461     257,087,013     222,272,719     248,591,590
   Transfers between sub-accounts and
      the company                        82,512,127     44,536,829       10,222,083      40,744,350      33,681,383      12,537,904
   Withdrawals                           (2,786,218)    (1,781,120)    (151,692,718)    (87,006,747)   (107,380,068)    (59,988,417)
   Annual contract fee                      (72,745)       (32,660)      (3,871,870)     (2,960,051)     (3,170,077)     (2,247,167)
                                       ------------    -----------   --------------  --------------  --------------  --------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         211,017,083     83,852,778       85,240,956     207,864,565     145,403,957     198,893,910
                                       ------------    -----------   --------------  --------------  --------------  --------------
Total increase (decrease) in contract
   owners' equity                       214,069,803     81,610,634      219,634,346     299,965,399     174,833,719     314,315,015
Contract owners' equity at beginning
   of period                                     --             --    1,324,517,659   1,024,552,260   1,094,819,585     780,504,570
                                       ------------    -----------   --------------  --------------  --------------  --------------
Contract owners' equity at end of
   period                              $214,069,803    $81,610,634   $1,544,152,005  $1,324,517,659  $1,269,653,304  $1,094,819,585
                                       ============    ===========   ==============  ==============  ==============  ==============

                                           2007           2007            2007            2006            2007            2006
                                       ------------  --------------  --------------  --------------  --------------  --------------
Units, beginning of period                      --             --      65,701,092      53,642,516      57,499,647      45,371,276
Units issued                            16,942,499      6,743,003      14,741,670      17,091,197      15,011,068      15,817,603
Units redeemed                             743,411        691,934       8,463,433       5,032,621       5,854,981       3,689,232
                                        ----------      ---------      ----------      ----------      ----------      ----------
Units, end of period                    16,199,088      6,051,069      71,979,329      65,701,092      66,655,734      57,499,647
                                        ==========      =========      ==========      ==========      ==========      ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                    American
                                                                                   New World
                                                American International Series II   Series II       Basic Value Focus
                                                --------------------------------  -----------  ------------------------
                                                        2007           2006           2007         2007         2006
                                                --------------  ----------------  -----------  -----------  -----------
Income:
   Dividend distributions received              $   20,954,937     $  5,169,576   $ 1,299,463  $   284,982  $   391,245
Expenses:
   Mortality and expense risk and
      administrative charges                        15,685,269       11,356,902       330,312      368,798      434,418
                                                --------------     ------------   -----------  -----------  -----------
Net investment income (loss)                         5,269,668       (6,187,326)      969,151      (83,816)     (43,173)
                                                --------------     ------------   -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received              83,638,104        6,895,675       361,105    2,664,225    2,904,401
   Net realized gain (loss)                         52,268,631       20,686,059       607,534    1,499,531    1,093,025
                                                --------------     ------------   -----------  -----------  -----------
Realized gains (losses)                            135,906,735       27,581,734       968,639    4,163,756    3,997,426
                                                --------------     ------------   -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                       15,243,393       88,515,262     2,392,064   (3,731,975)   1,356,507
                                                --------------     ------------   -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          156,419,796      109,909,670     4,329,854      347,965    5,310,760
                                                --------------     ------------   -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                               158,583,384      193,229,862    17,510,196        6,798       14,714
   Transfers between sub-accounts and the
      company                                      (32,654,076)      36,868,087    58,640,220   (2,891,392)  (2,984,617)
   Withdrawals                                     (86,217,120)     (47,925,538)   (1,693,426)  (5,233,086)  (4,569,235)
   Annual contract fee                              (2,545,407)      (1,702,831)      (34,499)     (57,044)     (73,417)
                                                --------------     ------------   -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions               37,166,781      180,469,580    74,422,491   (8,174,724)  (7,612,555)
                                                --------------     ------------   -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                          193,586,577      290,379,250    78,752,345   (7,826,759)  (2,301,795)
Contract owners' equity at beginning of
   period                                          856,032,147      565,652,897            --   28,247,174   30,548,969
                                                --------------     ------------   -----------  -----------  -----------
Contract owners' equity at end of period        $1,049,618,724     $856,032,147   $78,752,345  $20,420,415  $28,247,174
                                                ==============     ============   ===========  ===========  ===========

                                                        2007           2006           2007         2007         2006
                                                   --------------  ------------   -----------  -----------  -----------
Units, beginning of period                           33,554,049     24,692,780            --    1,057,639    1,355,133
Units issued                                          8,655,033     12,110,057     5,905,540       11,549       14,330
Units redeemed                                        5,336,376      3,248,788       623,639      298,097      311,824
                                                     ----------     ----------     ---------    ---------    ---------
Units, end of period                                 36,872,706     33,554,049     5,281,901      771,091    1,057,639
                                                     ==========     ==========     =========    =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          Bond Index
                                                                                                            Trust A
                                                  Blue Chip Growth Series I   Blue Chip Growth Series II   Series II
                                                ----------------------------  --------------------------   ---------
                                                     2007           2006          2007          2006         2007
                                                -------------  -------------  ------------  ------------  ----------
Income:
   Dividend distributions received              $   3,777,120  $   1,251,057  $    610,167  $     53,861   $ 14,490
Expenses:
   Mortality and expense risk and
      administrative charges                        7,735,245      8,582,051     2,524,142     2,542,848      5,575
                                                -------------  -------------  ------------  ------------   --------
Net investment income (loss)                       (3,958,125)    (7,330,994)   (1,913,975)   (2,488,987)     8,915
                                                -------------  -------------  ------------  ------------   --------
Realized gains (losses) on investments:
   Capital gain distributions received                     --             --            --            --         --
   Net realized gain (loss)                        17,016,368    (11,714,604)   12,180,590     9,636,287      6,996
                                                -------------  -------------  ------------  ------------   --------
Realized gains (losses)                            17,016,368    (11,714,604)   12,180,590     9,636,287      6,996
                                                -------------  -------------  ------------  ------------   --------
Unrealized appreciation (depreciation) during
   the period                                      42,840,304     62,188,901     5,175,223     4,007,992        803
                                                -------------  -------------  ------------  ------------   --------
Net increase (decrease) in contract owners'
   equity from operations                          55,898,547     43,143,303    15,441,838    11,155,292     16,714
                                                -------------  -------------  ------------  ------------   --------
Changes from principal transactions:
   Purchase payments                                2,189,625      3,132,082     7,011,045    11,190,286         --
   Transfers between sub-accounts and the
      company                                     (39,776,356)   (47,332,109)     (289,585)  (12,885,293)   494,359
   Withdrawals                                    (92,953,309)   (86,787,587)  (20,705,772)  (14,146,587)   (51,047)
   Annual contract fee                               (856,915)    (1,037,970)     (490,464)     (495,292)      (869)
                                                -------------  -------------  ------------  ------------   --------
Net increase (decrease) in contract owners'
   equity from principal transactions            (131,396,955)  (132,025,584)  (14,474,776)  (16,336,886)   442,443
                                                -------------  -------------  ------------  ------------   --------
Total increase (decrease) in contract owners'
   equity                                         (75,498,408)   (88,882,281)      967,062    (5,181,594)   459,157
Contract owners' equity at beginning of
   period                                         554,433,820    643,316,101   154,585,091   159,766,685         --
                                                -------------  -------------  ------------  ------------   --------
Contract owners' equity at end of period        $ 478,935,412  $ 554,433,820  $155,552,153  $154,585,091   $459,157
                                                =============  =============  ============  ============   ========

                                                     2007           2006          2007          2006         2007
                                                -------------  -------------  ------------  ------------  ----------
Units, beginning of period                        26,906,895     33,550,625    10,160,181    11,286,906         --
Units issued                                         874,680        616,972     1,567,499     1,156,074     68,421
Units redeemed                                     6,692,311      7,260,702     2,471,303     2,282,799     32,966
                                                  ----------     ----------    ----------    ----------     ------
Units, end of period                              21,089,264     26,906,895     9,256,377    10,160,181     35,455
                                                  ==========     ==========    ==========    ==========     ======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                          Capital                     Capital                CGTC Overseas
                                                   Appreciation Series I      Appreciation Series II        Equity Series II
                                                --------------------------  --------------------------  -----------------------
                                                    2007          2006          2007          2006          2007        2006
                                                ------------  ------------  ------------  ------------  -----------  ----------
Income:
   Dividend distributions received              $    550,443  $       --    $     70,531  $       --    $   133,878  $   27,432
Expenses:
   Mortality and expense risk and
      administrative charges                       3,005,611     2,463,275     1,505,936     1,339,088      108,345      95,857
                                                ------------  ------------  ------------  ------------  -----------  ----------
Net investment income (loss)                      (2,455,168)   (2,463,275)   (1,435,405)   (1,339,088)      25,533     (68,425)
                                                ------------  ------------  ------------  ------------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received               887,837     4,764,620       413,245     4,760,482      803,382     212,192
   Net realized gain (loss)                        4,462,816     1,986,187     1,640,438     4,746,643      540,347     388,943
                                                ------------  ------------  ------------  ------------  -----------  ----------
Realized gains (losses)                            5,350,653     6,750,807     2,053,683     9,507,125    1,343,729     601,135
                                                ------------  ------------  ------------  ------------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                     16,289,686    (4,960,338)    7,854,861    (8,477,423)    (681,160)    339,403
                                                ------------  ------------  ------------  ------------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                         19,185,171      (672,806)    8,473,139      (309,386)     688,102     872,113
                                                ------------  ------------  ------------  ------------  -----------  ----------
Changes from principal transactions:
   Purchase payments                               1,099,588     1,013,561     2,373,727     2,724,865      169,504     930,764
   Transfers between sub-accounts and the
      company                                    (23,137,997)  197,762,252    (9,664,290)   66,290,073      204,078   1,148,169
   Withdrawals                                   (32,405,543)  (21,953,961)  (15,800,557)  (11,683,085)  (1,016,687)   (479,308)
   Annual contract fee                              (445,823)     (395,127)     (314,021)     (304,743)     (13,433)    (13,186)
                                                ------------  ------------  ------------  ------------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (54,889,775)  176,426,725   (23,405,141)   57,027,110     (656,538)  1,586,439
                                                ------------  ------------  ------------  ------------  -----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (35,704,604)  175,753,919   (14,932,002)   56,717,724       31,564   2,458,552
Contract owners' equity at beginning of period   218,602,333    42,848,414   100,280,811    43,563,087    6,821,207   4,362,655
                                                ------------  ------------  ------------  ------------  -----------  ----------
Contract owners' equity at end of period        $182,897,729  $218,602,333  $ 85,348,809  $100,280,811  $ 6,852,771  $6,821,207
                                                ============  ============  ============  ============  ===========  ==========

                                                    2007          2006          2007          2006          2007        2006
                                                ------------  ------------  ------------  ------------  -----------  ----------
Units, beginning of period                        22,981,087     4,457,575     6,968,696     3,049,647      382,354     288,122
Units issued                                         941,095    24,173,046       627,437     5,985,885      178,453     435,642
Units redeemed                                     6,436,289     5,649,534     2,182,380     2,066,836      213,118     341,410
                                                ------------  ------------  ------------  ------------  -----------  ----------
Units, end of period                              17,485,893    22,981,087     5,413,753     6,968,696      347,689     382,354
                                                ============  ============  ============  ============  ===========  ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Credit Suisse          Credit Suisse Global
                                                     Emerging Markets        Post Venture Capital    Dreyfus IP Midcap Stock
                                                -------------------------  -----------------------  -------------------------
                                                    2007          2006         2007        2006         2007          2006
                                                ------------  -----------  -----------  ----------  ------------  -----------
Income:
   Dividend distributions received              $        --   $    91,516  $        --  $       --  $    108,058  $    72,769
Expenses:
   Mortality and expense risk and
      administrative charges                          93,282      261,705       18,958      57,757       195,109      606,189
                                                ------------  -----------  -----------  ----------  ------------  -----------
Net investment income (loss)                         (93,282)    (170,189)     (18,958)    (57,757)      (87,051)    (533,420)
                                                ------------  -----------  -----------  ----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --      224,771           --          --     4,224,257    6,559,625
   Net realized gain (loss)                        7,725,096    2,524,089      927,491     460,138     1,733,513    2,086,810
                                                ------------  -----------  -----------  ----------  ------------  -----------
Realized gains (losses)                            7,725,096    2,748,860      927,491     460,138     5,957,770    8,646,435
                                                ------------  -----------  -----------  ----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (6,706,778)   1,867,264     (669,990)    (37,483)   (2,645,731)  (5,843,821)
                                                ------------  -----------  -----------  ----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                            925,036    4,445,935      238,543     364,898     3,224,988    2,269,194
                                                ------------  -----------  -----------  ----------  ------------  -----------
Changes from principal transactions:

   Purchase payments                                  63,413      301,856        6,509      61,763       209,715      668,992
   Transfers between sub-accounts and the
      company                                    (18,266,782)      85,052   (3,597,869)    (48,308)  (38,829,231)    (520,784)
   Withdrawals                                      (666,339)  (1,923,542)    (109,327)   (606,195)   (1,658,834)  (5,595,941)
   Annual contract fee                               (33,352)     (72,893)      (8,677)    (17,703)      (69,296)    (183,412)
                                                ------------  -----------  -----------  ----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (18,903,060)  (1,609,527)  (3,709,364)   (610,443)  (40,347,646)  (5,631,145)
                                                ------------  -----------  -----------  ----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (17,978,024)   2,836,408   (3,470,821)   (245,545)  (37,122,658)  (3,361,951)
Contract owners' equity at beginning of period    17,978,024   15,141,616    3,470,821   3,716,366    37,122,658   40,484,609
                                                ------------  -----------  -----------  ----------  ------------  -----------
Contract owners' equity at end of period        $        --   $17,978,024  $      --    $3,470,821  $         --  $37,122,658
                                                ============  ===========  ===========  ==========  ============  ===========

                                                    2007          2006         2007        2006         2007          2006
                                                ------------  -----------  -----------  ----------  ------------  -----------
Units, beginning of period                         474,747      521,828      119,135      142,287     1,624,427    1,878,845
Units issued                                        18,374      103,970        5,405       29,045        15,813      131,833
Units redeemed                                     493,121      151,051      124,540       52,197     1,640,240      386,251
                                                   -------      -------      -------      -------     ---------    ---------
Units, end of period                                    --      474,747           --      119,135            --    1,624,427
                                                   =======      =======      =======      =======     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Dreyfus Socially
                                                   Responsible Growth      Dynamic Growth Series I    Dynamic Growth Series II
                                                -----------------------  --------------------------  -------------------------
                                                    2007        2006         2007          2006          2007         2006
                                                -----------  ----------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions received              $     5,541  $     --    $         --  $         --  $        --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges                         10,781      31,713     1,163,082     1,326,965      477,629       583,798
                                                -----------  ----------  ------------  ------------  -----------  ------------
Net investment income (loss)                         (5,240)    (31,713)   (1,163,082)   (1,326,965)    (477,629)     (583,798)
                                                -----------  ----------  ------------  ------------  -----------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                   --          --            --            --           --            --
   Net realized gain (loss)                         492,168     113,038    13,232,411    10,334,129    3,976,618     5,803,706
                                                -----------  ----------  ------------  ------------  -----------  ------------
Realized gains (losses)                             492,168     113,038    13,232,411    10,334,129    3,976,618     5,803,706
                                                -----------  ----------  ------------  ------------  -----------  ------------
Unrealized appreciation (depreciation) during
   the period                                      (374,641)     59,368    (6,098,188)   (1,348,032)  (1,210,437)   (2,394,185)
                                                -----------  ----------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract owners'
   equity from operations                           112,287     140,693     5,971,141     7,659,132    2,288,552     2,825,723
                                                -----------  ----------  ------------  ------------  -----------  ------------
Changes from principal transactions:
   Purchase payments                                  5,845      21,334       524,182       634,600      274,989       960,905
   Transfers between sub-accounts and the
      company                                    (2,013,983)   (194,442)   (9,337,926)  (14,137,447)  (2,502,419)   (7,442,833)
   Withdrawals                                      (52,154)   (130,333)  (11,580,818)   (9,139,203)  (5,101,887)   (5,377,581)
   Annual contract fee                               (2,905)     (9,887)     (225,692)     (267,150)    (104,764)     (128,813)
                                                -----------  ----------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (2,063,197)   (313,328)  (20,620,254)  (22,909,200)  (7,434,081)  (11,988,322)
                                                -----------  ----------  ------------  ------------  -----------  ------------
Total increase (decrease) in contract owners'
   equity                                        (1,950,910)   (172,635)  (14,649,113)  (15,250,068)  (5,145,529)   (9,162,599)
Contract owners' equity at beginning of period    1,950,910   2,123,545    80,188,645    95,438,713   30,933,855    40,096,454
                                                -----------  ----------  ------------  ------------  -----------  ------------
Contract owners' equity at end of period        $        --  $1,950,910  $ 65,539,532  $ 80,188,645  $25,788,326  $ 30,933,855
                                                ===========  ==========  ============  ============  ===========  ============

                                                    2007        2006         2007          2006          2007         2006
                                                -----------  ----------  ------------  ------------  -----------  ------------
Units, beginning of period                        100,978      117,733    13,496,709    17,531,394    1,868,970     2,631,196
Units issued                                        3,032        8,984     1,350,534     1,153,151      215,874       406,414
Units redeemed                                    104,010       25,739     4,628,188     5,187,836      637,409     1,168,640
                                                  -------      -------    ----------    ----------    ---------     ---------
Units, end of period                                   --      100,978    10,219,055    13,496,709    1,447,435     1,868,970
                                                  =======      =======    ==========    ==========    =========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Emerging Growth            Emerging Small              Emerging Small
                                                        Series II              Company Series I            Company Series II
                                                ------------------------  --------------------------  --------------------------
                                                    2007        2006          2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $        --  $        --  $         --  $         --  $         --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges                        145,741      190,072     1,365,451     1,680,287       720,304       939,270
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)                       (145,741)    (190,072)   (1,365,451)   (1,680,287)     (720,304)     (939,270)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            2,728,015    5,249,566    21,508,750     6,346,100    10,410,736     3,400,026
   Net realized gain (loss)                        (909,307)  (3,737,393)    3,246,400     6,332,516       530,635     5,757,248
                                                -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)                           1,818,708    1,512,173    24,755,150    12,678,616    10,941,371     9,157,274
                                                -----------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (1,381,617)    (682,623)  (16,838,402)   (9,597,923)   (7,348,046)   (7,570,809)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                           291,350      639,478     6,551,297     1,400,406     2,873,021       647,195
                                                -----------  -----------  ------------  ------------  ------------  ------------
Changes from principal transactions:

   Purchase payments                                110,576      754,035       471,644       761,623       411,287     1,912,186
   Transfers between sub-accounts and the
      company                                    (2,053,208)   2,884,236   (13,171,138)  (15,947,711)   (4,734,828)  (13,913,879)
   Withdrawals                                   (1,461,538)  (1,440,436)  (13,737,090)  (12,684,928)   (7,753,972)   (6,322,513)
   Annual contract fee                              (21,447)     (31,481)     (206,216)     (265,780)     (154,899)     (200,389)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (3,425,617)   2,166,354   (26,642,800)  (28,136,796)  (12,232,412)  (18,524,595)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (3,134,267)   2,805,832   (20,091,503)  (26,736,390)   (9,359,391)  (17,877,400)
Contract owners' equity at beginning of period   11,308,182    8,502,350    98,495,711   125,232,101    47,965,200    65,842,600
                                                -----------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 8,173,915  $11,308,182  $ 78,404,208  $ 98,495,711  $ 38,605,809  $ 47,965,200
                                                ===========  ===========  ============  ============  ============  ============

                                                    2007         2006         2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period                        574,185      473,804      5,675,377     7,371,948     3,257,290     4,484,767
Units issued                                      268,414      840,795        262,016       468,630       340,863       565,857
Units redeemed                                    436,075      740,414      1,625,192     2,165,201     1,141,790     1,793,334
                                                  -------      -------      ---------     ---------     ---------     ---------
Units, end of period                              406,524      574,185      4,312,201     5,675,377     2,456,363     3,257,290
                                                  =======      =======      =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                                   Financial
                                                   Equity-Income Series I       Equity-Income Series II        Services Series I
                                                ----------------------------  --------------------------  -------------------------
                                                     2007           2006          2007          2006          2007          2006
                                                -------------  -------------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $  17,388,236  $  10,239,372  $  6,716,901  $  3,653,225  $    436,437  $   134,656
Expenses:
   Mortality and expense risk and
      administrative charges                        9,211,383      9,736,116     4,411,822     4,373,407       563,556      577,324
                                                -------------  -------------  ------------  ------------  ------------  -----------
Net investment income (loss)                        8,176,853        503,256     2,305,079      (720,182)     (127,119)    (442,668)
                                                -------------  -------------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             67,438,355     42,130,440    29,672,644    16,861,755     4,426,762          738
   Net realized gain (loss)                        32,063,058     21,317,488    19,079,402    17,531,134     6,968,256    5,088,195
                                                -------------  -------------  ------------  ------------  ------------  -----------
Realized gains (losses)                            99,501,413     63,447,928    48,752,046    34,392,889    11,395,018    5,088,933
                                                -------------  -------------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (93,130,808)    41,525,785   (46,297,632)    8,520,845   (13,886,589)   2,711,857
                                                -------------  -------------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          14,547,458    105,476,969     4,759,493    42,193,552    (2,618,690)   7,358,122
                                                -------------  -------------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                2,383,063      3,130,812    13,385,711    13,345,042       266,513      267,608
   Transfers between sub-accounts and the
      company                                     (29,375,279)   (25,072,854)  (18,118,964)  (10,769,661)   (8,040,021)   4,710,106
   Withdrawals                                   (108,734,091)  (106,757,298)  (39,379,487)  (32,331,289)   (5,938,859)  (5,044,280)
   Annual contract fee                               (835,847)      (947,859)     (811,357)     (848,006)      (99,523)    (107,493)
                                                -------------  -------------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (136,562,154)  (129,647,199)  (44,924,097)  (30,603,914)  (13,811,890)    (174,059)
                                                -------------  -------------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (122,014,696)   (24,170,230)  (40,164,604)   11,589,638   (16,430,580)   7,184,063
Contract owners' equity at beginning of period    662,230,708    686,400,938   282,031,516   270,441,878    45,179,873   37,995,810
                                                -------------  -------------  ------------  ------------  ------------  -----------
Contract owners' equity at end of period        $ 540,216,012  $ 662,230,708  $241,866,912  $282,031,516  $ 28,749,293  $45,179,873
                                                =============  =============  ============  ============  ============  ===========

                                                     2007           2006          2007          2006          2007          2006
                                                -------------  -------------  ------------  ------------  ------------  -----------
Units, beginning of period                        22,179,215     26,812,293    16,211,703    18,135,341     2,583,144    2,635,289
Units issued                                         794,836      1,146,833     2,022,979     2,265,304       487,144      947,758
Units redeemed                                     5,195,557      5,779,911     4,469,769     4,188,942     1,278,450      999,903
                                                  ----------     ----------    ----------    ----------     ---------    ---------
Units, end of period                              17,778,494     22,179,215    13,764,913    16,211,703     1,791,838    2,583,144
                                                  ==========     ==========    ==========    ==========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                              Founding
                                                    Financial Services       Allocation         Fundamental Value
                                                        Series II             Series II             Series I
                                                -------------------------  --------------  --------------------------
                                                    2007          2006          2007           2007          2006
                                                ------------  -----------  --------------  ------------  ------------
Income:
   Dividend distributions received              $    411,328  $    88,818  $    5,644,106  $  2,602,728  $  1,360,683
Expenses:
   Mortality and expense risk and
      administrative charges                         767,716      700,292       6,157,527     2,560,887     2,595,480
                                                ------------  -----------  --------------  ------------  ------------
Net investment income (loss)                        (356,388)    (611,474)       (513,421)       41,841    (1,234,797)
                                                ------------  -----------  --------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             5,889,936          845              --     6,784,480     5,662,420
   Net realized gain (loss)                        8,394,691    4,402,972      (1,077,383)   15,355,935    11,301,923
                                                ------------  -----------  --------------  ------------  ------------
Realized gains (losses)                           14,284,627    4,403,817      (1,077,383)   22,140,415    16,964,343
                                                ------------  -----------  --------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (17,577,154)   4,715,165     (32,297,354)  (17,636,871)    4,789,534
                                                ------------  -----------  --------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                         (3,648,915)   8,507,508     (33,888,158)    4,545,385    20,519,080
                                                ------------  -----------  --------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                               3,660,618    4,885,522     712,584,325       634,200       949,646
   Transfers between sub-accounts and the
      company                                    (10,986,713)   7,319,008     399,961,337    (8,808,075)   (1,385,934)
   Withdrawals                                    (6,215,153)  (5,047,503)    (11,175,367)  (22,307,375)  (20,047,130)
   Annual contract fee                              (150,993)    (160,732)       (434,435)     (363,030)     (400,322)
                                                ------------  -----------  --------------  ------------  ------------
Net increase (decrease) in contract owners'
      equity from principal transactions         (13,692,241)   6,996,295   1,100,935,860   (30,844,280)  (20,883,740)
                                                ------------  -----------  --------------  ------------  ------------
Total increase (decrease) in contract owners'
      equity                                     (17,341,156)  15,503,803   1,067,047,702   (26,298,895)     (364,660)
Contract owners' equity at beginning of period    55,701,359   40,197,556              --   175,240,516   175,605,176
                                                ------------  -----------  --------------  ------------  ------------
Contract owners' equity at end of period        $ 38,360,203  $55,701,359  $1,067,047,702  $148,941,621  $175,240,516
                                                ============  ===========  ==============  ============  ============

                                                    2007          2006          2007           2007          2006
                                                ------------  -----------  --------------  ------------  ------------
Units, beginning of period                        2,933,691    2,547,910              --    10,714,532    12,104,914
Units issued                                        605,797    1,173,451      92,525,181       655,865     1,175,191
Units redeemed                                    1,317,489      787,670       3,630,516     2,484,883     2,565,573
                                                  ---------    ---------      ----------     ---------    ----------
Units, end of period                              2,221,999    2,933,691      88,894,665     8,885,514    10,714,532
                                                  =========    =========      ==========     =========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Fundamental Value          Global Allocation           Global Allocation
                                                         Series II                   Series I                   Series II
                                                --------------------------  -------------------------  --------------------------
                                                    2007          2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Income:
   Dividend distributions received              $  5,045,257  $  1,665,584  $  3,863,715  $   659,168  $ 12,945,590  $  1,058,209
Expenses:
   Mortality and expense risk and
      administrative charges                       6,496,564     4,630,644       953,767      954,477     3,335,812     2,227,544
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net investment income (loss)                      (1,451,307)   (2,965,060)    2,909,948     (295,309)    9,609,778    (1,169,335)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            15,902,627     8,787,266     6,214,380           --    21,600,617            --
   Net realized gain (loss)                       23,309,677    12,432,663     6,258,163    2,471,186     6,301,831     3,203,630
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses)                           39,212,304    21,219,929    12,472,543    2,471,186    27,902,448     3,203,630
                                                ------------  ------------  ------------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (30,355,023)   17,137,906   (13,067,292)   4,871,074   (31,127,022)   13,578,691
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          7,405,974    35,392,775     2,315,199    7,046,951     6,385,204    15,612,986
                                                ------------  ------------  ------------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                              43,309,873    84,606,970     1,141,709      473,835    33,763,340    57,561,040
   Transfers between sub-accounts and the
      company                                     36,511,563    10,803,968    (5,792,377)   3,501,328    (1,542,174)   11,267,093
   Withdrawals                                   (40,066,474)  (22,074,149)   (7,395,942)  (6,743,744)  (11,196,696)   (7,398,357)
   Annual contract fee                            (1,171,125)     (800,565)     (156,049)    (162,497)     (581,228)     (339,906)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             38,583,837    72,536,224   (12,202,659)  (2,931,078)   20,443,242    61,089,870
                                                ------------  ------------  ------------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         45,989,811   107,928,999    (9,887,460)   4,115,873    26,828,446    76,702,856
Contract owners' equity at beginning of period   353,590,830   245,661,831    66,274,487   62,158,614   181,780,885   105,078,029
                                                ------------  ------------  ------------  -----------  ------------  ------------
Contract owners' equity at end of period        $399,580,641  $353,590,830  $ 56,387,027  $66,274,487  $208,609,331  $181,780,885
                                                ============  ============  ============  ===========  ============  ============

                                                    2007          2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Units, beginning of period                       20,166,674    15,512,773     5,264,129    5,522,512    11,570,456     7,328,401
Units issued                                      6,622,950     6,956,214       746,035      873,427     3,264,148     5,316,156
Units redeemed                                    4,270,034     2,302,313     1,682,055    1,131,810     1,837,017     1,074,101
                                                 ----------    ----------     ---------    ---------    ----------    ----------
Units, end of period                             22,519,590    20,166,674     4,328,109    5,264,129    12,997,587    11,570,456
                                                 ==========    ==========     =========    =========    ==========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Global Bond Series I        Global Bond Series II       Global Trust Series I
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  7,002,033  $         --  $ 14,417,594  $         --  $  5,530,443  $  3,511,373
Expenses:
   Mortality and expense risk and
      administrative charges                       1,406,088     1,549,600     3,280,649     2,471,200     3,521,255     3,758,480
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                       5,595,945    (1,549,600)   11,136,945    (2,471,200)    2,009,188      (247,107)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --     1,376,896            --     1,812,487    12,011,113            --
   Net realized gain (loss)                        1,685,949     2,147,188      (280,966)       52,264    15,789,193    11,064,985
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                            1,685,949     3,524,084      (280,966)    1,864,751    27,800,306    11,064,985
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                       (118,969)    1,789,987     4,838,748     5,473,191   (28,911,528)   33,546,600
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          7,162,925     3,764,471    15,694,727     4,866,742       897,966    44,364,478
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 373,723       545,855    26,551,946    47,447,010       917,172     1,250,385
   Transfers between sub-accounts and the
      company                                      9,797,108    (1,757,038)    2,936,478     9,023,062   (11,458,693)  (10,386,914)
   Withdrawals                                   (17,269,391)  (18,048,656)  (14,392,965)  (10,635,170)  (38,170,724)  (39,017,146)
   Annual contract fee                              (128,072)     (144,159)     (594,111)     (399,914)     (231,673)     (270,715)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             (7,226,632)  (19,403,998)   14,501,348    45,434,988   (48,943,918)  (48,424,390)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                            (63,707)  (15,639,527)   30,196,075    50,301,730   (48,045,952)   (4,059,912)
Contract owners' equity at beginning of period    97,361,289   113,000,816   182,700,208   132,398,478   260,711,806   264,771,718
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 97,297,582  $ 97,361,289  $212,896,283  $182,700,208  $212,665,854  $260,711,806
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        4,254,622     5,052,838    11,017,535     8,123,486     8,922,244    10,732,952
Units issued                                      1,185,186       840,221     3,688,261     4,633,770       154,977       276,387
Units redeemed                                    1,451,799     1,638,437     2,607,257     1,739,721     1,759,044     2,087,095
                                                  ---------     ---------    ----------    ----------     ---------    ----------
Units, end of period                              3,988,009     4,254,622    12,098,539    11,017,535     7,318,177     8,922,244
                                                  =========     =========    ==========    ==========     =========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Global Trust Series II    Health Sciences Series I   Health Sciences Series II
                                                ------------------------  --------------------------  -------------------------
                                                    2007         2006         2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $   817,355  $   408,290  $         --  $         --  $         --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                        876,156      550,686     1,083,819     1,142,461     1,181,237    1,207,323
                                                -----------  -----------  ------------  ------------  ------------  -----------
Net investment income (loss)                        (58,801)    (142,396)   (1,083,819)   (1,142,461)   (1,181,237)  (1,207,323)
                                                -----------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            3,214,660           --    13,720,974     7,315,164    14,333,046    7,370,400
   Net realized gain (loss)                       3,686,693    3,211,374     4,131,458     4,344,781     3,079,355    4,028,811
                                                -----------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses)                           6,901,353    3,211,374    17,852,432    11,659,945    17,412,401   11,399,211
                                                -----------  -----------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (8,396,717)   2,584,854    (6,418,484)   (6,051,098)   (5,725,687)  (5,973,774)
                                                -----------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                        (1,554,165)   5,653,832    10,350,129     4,466,386    10,505,477    4,218,114
                                                -----------  -----------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                492,024    1,618,878       515,260       776,530     3,211,893    5,124,693
   Transfers between sub-accounts and the
      company                                    31,436,267      521,796    (1,962,845)   (4,343,906)   (2,794,287)  (5,445,489)
   Withdrawals                                   (9,441,897)  (4,185,626)  (10,922,994)   (8,149,168)  (11,663,930)  (8,132,969)
   Annual contract fee                             (171,282)     (98,005)     (188,571)     (204,060)     (252,450)    (271,953)
                                                -----------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            22,315,112   (2,142,957)  (12,559,150)  (11,920,604)  (11,498,774)  (8,725,718)
                                                -----------  -----------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        20,760,947    3,510,875    (2,209,021)   (7,454,218)     (993,297)  (4,507,604)
Contract owners' equity at beginning of period   35,849,220   32,338,345    72,020,065    79,474,283    72,848,017   77,355,621
                                                -----------  -----------  ------------  ------------  ------------  -----------
Contract owners' equity at end of period        $56,610,167  $35,849,220  $ 69,811,044  $ 72,020,065  $ 71,854,720  $72,848,017
                                                ===========  ===========  ============  ============  ============  ===========

                                                    2007         2006         2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  -----------
Units, beginning of period                       1,910,631    2,039,340     4,162,723     4,902,567     3,953,949    4,466,852
Units issued                                     2,218,723      521,171       794,963       863,512       797,272      975,108
Units redeemed                                   1,101,282      649,880     1,477,428     1,603,356     1,357,655    1,488,011
                                                 ---------    ---------     ---------     ---------     ---------    ---------
Units, end of period                             3,028,072    1,910,631     3,480,258     4,162,723     3,393,566    3,953,949
                                                 =========    =========     =========     =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                High Income
                                                 Series II       High Yield Series I        High Yield Series II
                                                -----------  --------------------------  --------------------------
                                                    2007         2007          2006          2007          2006
                                                -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $    49,101  $ 12,280,074  $  8,001,088  $  9,596,331  $  5,830,292
Expenses:
   Mortality and expense risk and
      administrative charges                         37,118     1,514,790     1,819,982     1,320,056     1,472,057
                                                -----------  ------------  ------------  ------------  ------------
Net investment income (loss)                         11,983    10,765,284     6,181,106     8,276,275     4,358,235
                                                -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received               42,734            --            --            --            --
   Net realized gain (loss)                        (454,246)    2,068,423     2,093,785     1,326,107     1,588,419
                                                -----------  ------------  ------------  ------------  ------------
Realized gains (losses)                            (411,512)    2,068,423     2,093,785     1,326,107     1,588,419
                                                -----------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                      (154,167)  (12,195,223)    1,892,369    (9,411,684)    1,327,254
                                                -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          (553,696)      638,484    10,167,260       190,698     7,273,908
                                                -----------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                              4,017,913       324,757       618,549     3,999,753     3,503,604
   Transfers between sub-accounts and the
      company                                    (1,611,872)  (16,602,594)   (8,407,499)  (12,162,708)   (7,355,765)
   Withdrawals                                     (780,960)  (18,466,058)  (20,866,680)  (13,857,359)  (11,363,287)
   Annual contract fee                                 (706)     (144,042)     (179,093)     (219,597)     (253,313)
                                                -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             1,624,375   (34,887,937)  (28,834,723)  (22,239,911)  (15,468,761)
                                                -----------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         1,070,679   (34,249,453)  (18,667,463)  (22,049,213)   (8,194,853)
Contract owners' equity at beginning of period           --   116,074,217   134,741,680    88,817,338    97,012,191
                                                -----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 1,070,679  $ 81,824,764  $116,074,217  $ 66,768,125  $ 88,817,338
                                                ===========  ============  ============  ============  ============

                                                    2007         2007          2006          2007          2006
                                                -----------  ------------  ------------  ------------  ------------
Units, beginning of period                             --      7,027,050     8,852,976     5,215,195     6,167,666
Units issued                                      959,474      1,801,233     1,891,913     1,440,766     1,770,958
Units redeemed                                    866,577      3,865,291     3,717,839     2,714,056     2,723,429
                                                  -------      ---------     ---------     ---------     ---------
Units, end of period                               92,897      4,962,992     7,027,050     3,941,905     5,215,195
                                                  =======      =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                             Independence
                                                                                                            Investment LLC
                                                  Income & Value Series I    Income & Value Series II    Small Cap  Series II
                                                --------------------------  --------------------------  ----------------------
                                                    2007          2006          2007          2006         2007        2006
                                                ------------  ------------  ------------  ------------  ----------  ----------
Income:
   Dividend distributions received              $ 11,957,448  $  7,291,176  $  3,135,538  $  1,748,202  $       --  $       --
Expenses:
   Mortality and expense risk and
      administrative charges                       4,462,702     5,150,979     1,402,132     1,533,591      20,029      17,560
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net investment income (loss)                       7,494,746     2,140,197     1,733,406       214,611     (20,029)    (17,560)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            19,745,367            --     5,828,767            --     206,276     102,704
   Net realized gain (loss)                       14,298,012    12,590,377     3,462,246     5,023,795     (15,911)    (40,620)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses)                           34,043,379    12,590,377     9,291,013     5,023,795     190,365      62,084
                                                ------------  ------------  ------------  ------------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                    (40,886,201)    9,151,154   (11,338,349)      777,501    (184,543)    (28,451)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                            651,924    23,881,728      (313,930)    6,015,907     (14,207)     16,073
                                                ------------  ------------  ------------  ------------  ----------  ----------
Changes from principal transactions:
   Purchase payments                               1,182,055     1,562,348     3,391,545     3,022,514      35,588     266,990
   Transfers between sub-accounts and the
      company                                    (12,080,659)  (23,506,925)   (3,889,713)   (6,458,237)    (28,851)    468,276
   Withdrawals                                   (52,549,371)  (55,995,686)  (11,315,407)   (9,819,342)    (95,925)    (64,032)
   Annual contract fee                              (335,802)     (414,355)     (261,245)     (292,876)     (1,229)     (1,893)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (63,783,777)  (78,354,618)  (12,074,820)  (13,547,941)    (90,417)    669,341
                                                ------------  ------------  ------------  ------------  ----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (63,131,853)  (54,472,890)  (12,388,750)   (7,532,034)   (104,624)    685,414
Contract owners' equity at beginning of period   330,322,781   384,795,671    91,331,878    98,863,912   1,298,296     612,882
                                                ------------  ------------  ------------  ------------  ----------  ----------
Contract owners' equity at end of period        $267,190,928  $330,322,781  $ 78,943,128  $ 91,331,878  $1,193,672  $1,298,296
                                                ============  ============  ============  ============  ==========  ==========

                                                    2007          2006          2007          2006          2007       2006
                                                ------------  ------------  ------------  ------------  ----------  ----------
Units, beginning of period                       13,421,722    16,724,032     5,879,600     6,788,286     86,775      43,329
Units issued                                        255,706       448,602       403,055       788,908     56,288     109,218
Units redeemed                                    2,812,690     3,750,912     1,153,039     1,697,594     62,269      65,772
                                                 ----------    ----------     ---------     ---------     ------     -------
Units, end of period                             10,864,738    13,421,722     5,129,616     5,879,600     80,794      86,775
                                                 ==========    ==========     =========     =========     ======     =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                          Index                   International              International
                                                   Allocation Series II           Core Series I             Core Series II
                                                -------------------------  --------------------------  ------------------------
                                                    2007          2006         2007          2006          2007         2006
                                                ------------  -----------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received              $  9,168,652  $ 1,082,762  $  1,927,711  $    518,044  $   928,589  $   150,552
Expenses:
   Mortality and expense risk and
      administrative charges                       3,320,552      612,682     1,349,459     1,326,528      812,333      590,483
                                                ------------  -----------  ------------  ------------  -----------  -----------
Net investment income (loss)                       5,848,100      470,080       578,252      (808,484)     116,256     (439,931)
                                                ------------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             5,774,361           --    11,230,376     3,940,525    6,460,116    1,458,802
   Net realized gain (loss)                        1,229,414       63,045    15,820,002     8,306,101    5,909,490    5,913,899
                                                ------------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses)                            7,003,775       63,045    27,050,378    12,246,626   12,369,606    7,372,701
                                                ------------  -----------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (7,058,468)   4,586,943   (18,844,013)    6,952,411   (8,240,130)     232,794
                                                ------------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          5,793,407    5,120,068     8,784,617    18,390,553    4,245,732    7,165,564
                                                ------------  -----------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                             137,203,935   75,084,747       421,676       475,461    3,963,420    2,858,081
   Transfers between sub-accounts and the
      company                                     64,542,117   16,828,224    (6,258,872)      270,869    5,622,654    6,067,049
   Withdrawals                                    (7,530,762)    (549,885)  (15,755,563)  (11,008,219)  (6,408,751)  (4,761,366)
   Annual contract fee                              (525,033)     (20,193)     (160,648)     (176,985)    (144,372)    (112,376)
                                                ------------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            193,690,257   91,342,893   (21,753,407)  (10,438,874)   3,032,951    4,051,388
                                                ------------  -----------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        199,483,664   96,462,961   (12,968,790)    7,951,679    7,278,683   11,216,952
Contract owners' equity at beginning of period    96,462,961           --    93,287,011    85,335,332   42,672,268   31,455,316
                                                ------------  -----------  ------------  ------------  -----------  -----------
Contract owners' equity at end of period        $295,946,625  $96,462,961  $ 80,318,221  $ 93,287,011  $49,950,951  $42,672,268
                                                ============  ===========  ============  ============  ===========  ===========

                                                    2007          2006         2007          2006          2007         2006
                                                ------------  -----------  ------------  ------------  -----------  -----------
Units, beginning of period                        7,176,021           --     5,288,392     5,936,303    2,166,288    1,939,796
Units issued                                     15,364,484    7,612,628       725,878       991,763    1,220,592    1,167,853
Units redeemed                                    1,530,140      436,607     1,853,256     1,639,674    1,030,973      941,361
                                                 ----------    ---------     ---------     ---------    ---------    ---------
Units, end of period                             21,010,365    7,176,021     4,161,014     5,288,392    2,355,907    2,166,288
                                                 ==========    =========     =========     =========    =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                International
                                                Equity Index           International             International
                                                B Series NAV       Small Cap Series I         Small Cap Series II
                                                -------------  --------------------------  -------------------------
                                                    2007           2007          2006          2007          2006
                                                -------------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received               $   942,862   $  3,563,632  $  1,371,811  $  1,634,670  $   482,075
Expenses:
   Mortality and expense risk and
      administrative charges                         509,691      1,938,982     1,740,532     1,085,659      776,846
                                                 -----------   ------------  ------------  ------------  -----------
Net investment income (loss)                         433,171      1,624,650      (368,721)      549,011     (294,771)
                                                 -----------   ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received               824,473     36,019,204            --    18,334,625           --
   Net realized gain (loss)                          610,406     24,815,074    12,076,365     6,967,270    6,092,170
                                                 -----------   ------------  ------------  ------------  -----------
Realized gains (losses)                            1,434,879     60,834,278    12,076,365    25,301,895    6,092,170
                                                 -----------   ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                        835,646    (51,406,279)   15,431,582   (21,903,214)   4,690,510
                                                 -----------   ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          2,703,696     11,052,649    27,139,226     3,947,692   10,487,909
                                                 -----------   ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                 274,528        773,700       656,688     5,522,488    4,028,457
   Transfers between sub-accounts and the
      company                                     46,143,840     (4,610,479)      875,819    10,928,598    1,232,213
   Withdrawals                                    (5,875,053)   (20,802,691)  (14,677,268)   (9,411,969)  (5,186,040)
   Annual contract fee                              (125,197)      (266,411)     (238,762)     (192,808)    (151,996)
                                                 -----------   ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions             40,418,118    (24,905,881)  (13,383,523)    6,846,309      (77,366)
                                                 -----------   ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                         43,121,814    (13,853,232)   13,755,703    10,794,001   10,410,543
Contract owners' equity at beginning of period            --    125,838,552   112,082,849    52,296,908   41,886,365
                                                 -----------   ------------  ------------  ------------  -----------
Contract owners' equity at end of period         $43,121,814   $111,985,320  $125,838,552  $ 63,090,909  $52,296,908
                                                 ===========   ============  ============  ============  ===========

                                                     2007          2007          2006          2007          2006
                                                -------------  ------------  ------------  ------------  -----------
Units, beginning of period                               --      5,089,895     5,692,621     2,156,299    2,140,483
Units issued                                      4,777,886      1,291,418       896,884     1,570,538    1,257,413
Units redeemed                                    1,506,165      2,154,883     1,499,610     1,250,296    1,241,597
                                                  ---------      ---------     ---------     ---------    ---------
Units, end of period                              3,271,721      4,226,430     5,089,895     2,476,541    2,156,299
                                                  =========      =========     =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       International               International
                                                      Value Series I              Value Series II           Invesco Utilities
                                                --------------------------  --------------------------  ------------------------
                                                    2007          2006          2007          2006          2007         2006
                                                ------------  ------------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received              $ 14,063,976  $  6,338,743  $  9,114,750  $  3,445,551  $        --  $   214,855
Expenses:
   Mortality and expense risk and
      administrative charges                       5,005,210     4,990,071     3,884,025     3,304,519       38,027      101,995
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net investment income (loss)                       9,058,766     1,348,672     5,230,725       141,032      (38,027)     112,860
                                                ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            52,572,925    15,205,758    35,993,231     9,021,092           --      132,651
   Net realized gain (loss)                       29,642,868    36,430,315    23,456,830    22,185,143    2,529,765      917,069
                                                ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses)                           82,215,793    51,636,073    59,450,061    31,206,235    2,529,765    1,049,720
                                                ------------  ------------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (65,390,804)   30,460,312   (48,578,471)   18,115,211   (1,507,407)     197,418
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         25,883,755    83,445,057    16,102,315    49,462,478      984,331    1,359,998
                                                ------------  ------------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                               2,076,898     1,700,112    12,970,349     9,381,349       28,325      117,627
   Transfers between sub-accounts and the
      company                                    (34,379,909)  (14,217,939)   14,204,722      (816,688)  (7,392,294)     211,419
   Withdrawals                                   (59,703,300)  (44,232,030)  (39,290,187)  (23,590,093)    (369,219)  (1,346,046)
   Annual contract fee                              (595,190)     (626,951)     (762,827)     (676,038)     (14,440)     (28,206)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (92,601,501)  (57,376,808)  (12,877,943)  (15,701,470)  (7,747,628)  (1,045,206)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (66,717,746)   26,068,249     3,224,372    33,761,008   (6,763,297)     314,792
Contract owners' equity at beginning of period   361,944,454   335,876,205   228,099,289   194,338,281    6,763,297    6,448,505
                                                ------------  ------------  ------------  ------------  -----------  -----------
Contract owners' equity at end of period        $295,226,708  $361,944,454  $231,323,661  $228,099,289  $        --  $ 6,763,297
                                                ============  ============  ============  ============  ===========  ===========

                                                    2007          2006          2007          2006          2007         2006
                                                ------------  ------------  ------------  ------------  -----------  -----------
Units, beginning of period                       17,751,048    21,037,292     9,830,367    10,597,827     246,956      290,910
Units issued                                        890,893     1,700,341     2,770,146     1,956,091      22,506
Units redeemed                                    5,228,918     4,986,585     3,239,121     2,723,551     269,462       43,954
                                                 ----------    ----------     ---------     ---------     -------      -------
Units, end of period                             13,413,023    17,751,048     9,361,392     9,830,367          --      246,956
                                                 ==========    ==========     =========     =========     =======      =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                        Investment                  Investment          John Hancock International
                                                   Quality Bond Series I      Quality Bond Series II       Equity Index Series I
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $ 11,278,630  $  9,257,285  $ 11,191,489  $  4,866,748  $  1,286,706  $    366,893
Expenses:
   Mortality and expense risk and
      administrative charges                       1,892,475     2,216,094     2,041,246     1,497,212       536,269       662,414
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                       9,386,155     7,041,191     9,150,243     3,369,536       750,437      (295,521)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --            --     1,510,651       371,637
   Net realized gain (loss)                       (1,763,106)     (593,063)   (1,687,032)     (712,198)    7,281,013     3,134,424
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                           (1,763,106)     (593,063)   (1,687,032)     (712,198)    8,791,664     3,506,061
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (2,041,094)   (3,754,791)   (2,034,299)     (623,655)   (4,921,312)    5,460,282
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          5,581,955     2,693,337     5,428,912     2,033,683     4,620,789     8,670,822
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 346,064       523,550    16,998,111    40,732,073       168,570       348,519
   Transfers between sub-accounts and the
      company                                        760,394    (6,507,380)    3,324,789     7,089,582   (16,043,913)   17,292,121
   Withdrawals                                   (22,975,491)  (27,152,448)  (10,338,946)   (6,749,658)   (6,441,013)   (5,645,467)
   Annual contract fee                              (154,003)     (189,969)     (394,523)     (231,049)      (73,319)      (92,980)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (22,023,036)  (33,326,247)    9,589,431    40,840,948   (22,389,675)   11,902,193
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (16,441,081)  (30,632,910)   15,018,343    42,874,631   (17,768,886)   20,573,015
Contract owners' equity at beginning of period   136,834,282   167,467,192   115,907,365    73,032,734    48,746,742    28,173,727
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $120,393,201  $136,834,282  $130,925,708  $115,907,365  $ 30,977,856  $ 48,746,742
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        6,261,499     7,772,442     7,917,447     5,016,837     2,339,248     1,670,378
Units issued                                        626,523       402,888     2,374,769     3,756,890       250,862     1,373,516
Units redeemed                                    1,614,026     1,913,831     1,653,552       856,280     1,283,512       704,646
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Units, end of period                              5,273,996     6,261,499     8,638,664     7,917,447     1,306,598     2,339,248
                                                  =========     =========     =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       John Hancock              John Hancock
                                                   International Equity        Strategic Income
                                                     Index Series II               Series II          Large Cap Value Series I
                                                -------------------------  ------------------------  -------------------------
                                                    2007          2006         2007         2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  -----------
Income:
   Dividend distributions received              $  1,132,008  $   243,892  $   286,342  $   503,324  $    580,013  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                         532,739      608,567      254,753      272,872       943,714       81,284
                                                ------------  -----------  -----------  -----------  ------------  -----------
Net investment income (loss)                         599,269     (364,675)      31,589      230,452      (363,701)     (81,284)
                                                ------------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             1,464,840      313,445           --        4,681     3,669,213           --
   Net realized gain (loss)                        5,822,601    2,443,697      117,388      (25,302)    1,329,815   48,211,057
                                                ------------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses)                            7,287,441    2,757,142      117,388      (20,621)    4,999,028   48,211,057
                                                ------------  -----------  -----------  -----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (3,725,783)   5,034,134      434,286      160,335    (2,385,694)   1,093,666
                                                ------------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          4,160,927    7,426,601      583,263      370,166     2,249,633   49,223,439
                                                ------------  -----------  -----------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                 483,792    1,613,319      131,957      875,940       228,356       18,660
   Transfers between sub-accounts and the
      company                                     (8,635,963)   4,977,788      112,536    3,572,536   (11,084,359)  21,963,147
   Withdrawals                                    (5,437,801)  (4,819,658)  (3,368,648)  (2,128,969)  (10,242,636)    (907,739)
   Annual contract fee                              (117,100)    (137,036)     (29,543)     (32,443)     (137,157)      (8,985)
                                                ------------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (13,707,072)   1,634,413   (3,153,698)   2,287,064   (21,235,796)  21,065,083
                                                ------------  -----------  -----------  -----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                         (9,546,145)   9,061,014   (2,570,435)   2,657,230   (18,986,163)  70,288,522
Contract owners' equity at beginning of period    39,998,672   30,937,658   17,466,961   14,809,731    70,288,522           --
                                                ------------  -----------  -----------  -----------  ------------  -----------
Contract owners' equity at end of period        $ 30,452,527  $39,998,672  $14,896,526  $17,466,961  $ 51,302,359  $70,288,522
                                                ============  ===========  ===========  ===========  ============  ===========

                                                    2007          2006         2007         2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  -----------
Units, beginning of period                        1,937,249    1,847,438    1,264,469    1,095,917     2,872,716           --
Units issued                                        246,369      722,085      342,830      547,052       456,525    2,941,555
Units redeemed                                      882,925      632,274      569,036      378,500     1,290,117       68,839
                                                  ---------    ---------    ---------    ---------     ---------    ---------
Units, end of period                              1,300,693    1,937,249    1,038,263    1,264,469     2,039,124    2,872,716
                                                  =========    =========    =========    =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                               Lifestyle Aggressive        Lifestyle Aggressive
                                                 Large Cap Value Series II           Series I                    Series II
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $    301,874  $    241,104  $ 18,108,432  $ 15,076,427  $ 27,367,263  $ 22,341,170
Expenses:
   Mortality and expense risk and
      administrative charges                         811,597     1,260,203     2,920,344     2,912,020     4,845,860     4,773,991
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                        (509,723)   (1,019,099)   15,188,088    12,164,407    22,521,403    17,567,179
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             2,895,102     6,960,135     4,602,479    39,925,857     7,258,485    59,299,711
   Net realized gain (loss)                        2,117,803   (38,719,501)    4,142,147     1,809,367     2,859,146     9,903,414
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                            5,012,905   (31,759,366)    8,744,626    41,735,224    10,117,631    69,203,125
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (2,903,026)   (4,544,680)  (10,638,717)  (28,873,782)  (12,871,076)  (50,421,276)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          1,600,156   (37,323,145)   13,293,997    25,025,849    19,767,958    36,349,028
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 737,365     2,163,682     1,855,942     2,520,903    30,316,319    26,241,630
   Transfers between sub-accounts and the
      company                                     (8,290,018)   14,492,018   (29,948,987)   24,032,928   (21,489,801)    2,459,927
   Withdrawals                                    (8,446,071)   (9,087,086)  (23,254,413)  (18,423,647)  (51,414,733)  (31,923,985)
   Annual contract fee                              (143,104)     (204,876)     (503,127)     (526,333)   (1,060,910)   (1,143,910)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (16,141,828)    7,363,738   (51,850,585)    7,603,851   (43,649,125)   (4,366,338)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (14,541,672)  (29,959,407)  (38,556,588)   32,629,700   (23,881,167)   31,982,690
Contract owners' equity at beginning of period    54,673,160    84,632,567   214,081,947   181,452,247   309,161,108   277,178,418
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 40,131,488  $ 54,673,160  $175,525,359  $214,081,947  $285,279,941  $309,161,108
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        2,246,431     3,950,407    12,037,626    11,603,699    16,595,790    16,739,157
Units issued                                        317,719     1,825,139     2,222,009     3,609,769     2,705,962     3,213,269
Units redeemed                                      956,420     3,529,115     5,053,554     3,175,842     4,612,736     3,356,636
                                                  ---------     ---------     ---------    ----------    ----------    ----------
Units, end of period                              1,607,730     2,246,431     9,206,081    12,037,626    14,689,016    16,595,790
                                                  =========     =========     =========    ==========    ==========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                           Lifestyle Conservative
                                            Lifestyle Balanced Series I   Lifestyle Balanced Series II            Series I
                                           ----------------------------  ------------------------------  --------------------------
                                                2007           2006           2007            2006           2007          2006
                                           -------------  -------------  --------------  --------------  ------------  ------------
Income:
   Dividend distributions received         $  73,692,096  $  50,172,557  $  580,410,541  $  263,012,828  $ 12,210,765  $  6,744,725
Expenses:
   Mortality and expense risk and
      administrative charges                  15,011,048     14,247,919     126,475,818      87,865,765     2,366,597     2,294,681
                                           -------------  -------------  --------------  --------------  ------------  ------------
Net investment income (loss)                  58,681,048     35,924,638     453,934,723     175,147,063     9,844,168     4,450,044
                                           -------------  -------------  --------------  --------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received         1,514,890     59,763,220      14,253,450     312,931,447       372,544     4,356,362
   Net realized gain (loss)                   41,397,000     15,446,705      46,467,232      17,662,432     1,553,585      (732,989)
                                           -------------  -------------  --------------  --------------  ------------  ------------
Realized gains (losses)                       42,911,890     75,209,925      60,720,682     330,593,879     1,926,129     3,623,373
                                           -------------  -------------  --------------  --------------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                         (54,903,288)   (12,882,461)   (198,827,457)     68,128,643    (5,701,673)    1,974,899
                                           -------------  -------------  --------------  --------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations             46,689,650     98,252,102     315,827,948     573,869,585     6,068,624    10,048,316
                                           -------------  -------------  --------------  --------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                           5,480,938      5,398,357   1,765,667,249   1,971,230,556       938,121       927,121
   Transfers between sub-accounts and the
      company                                 42,837,937    114,429,584     496,340,956     308,385,303    28,690,742    11,199,466
   Withdrawals                              (159,731,634)  (125,391,385)   (569,118,454)   (306,370,526)  (30,810,434)  (28,418,786)
   Annual contract fee                        (1,776,167)    (1,730,305)    (22,563,716)    (14,061,258)     (246,545)     (241,699)
                                           -------------  -------------  --------------  --------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (113,188,926)    (7,293,749)  1,670,326,035   1,959,184,075    (1,428,116)  (16,533,898)
                                           -------------  -------------  --------------  --------------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                            (66,499,276)    90,958,353   1,986,153,983   2,533,053,660     4,640,508    (6,485,582)
Contract owners' equity at beginning of
   period                                    985,779,872    894,821,519   6,683,427,162   4,150,373,502   146,048,384   152,533,966
                                           -------------  -------------  --------------  --------------  ------------  ------------
Contract owners' equity at end of period   $ 919,280,596  $ 985,779,872  $8,669,581,145  $6,683,427,162  $150,688,892  $146,048,384
                                           =============  =============  ==============  ==============  ============  ============

                                                2007           2006           2007            2006           2007          2006
                                           -------------  -------------  --------------  --------------  ------------  ------------
Units, beginning of period                   49,449,565     49,933,247     381,237,428     257,276,353     7,446,440     8,319,692
Units issued                                  5,840,326      9,175,931     116,699,623     131,582,139     5,681,037     2,916,993
Units redeemed                               11,270,932      9,659,613      12,868,386       7,621,064     5,713,336     3,790,245
                                             ----------     ----------     -----------     -----------     ---------     ---------
Units, end of period                         44,018,959     49,449,565     485,068,665     381,237,428     7,414,141     7,446,440
                                             ==========     ==========     ===========     ===========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                             Lifestyle Conservative
                                                    Series II           Lifestyle Growth Series I      Lifestyle Growth Series II
                                           --------------------------  ---------------------------  -------------------------------
                                               2007          2006           2007          2006            2007            2006
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Income:
   Dividend distributions received         $ 43,732,333  $ 17,992,131  $  65,287,699  $ 48,435,194  $   786,403,559  $  341,548,375
Expenses:
   Mortality and expense risk and
      administrative charges                  9,100,739     6,698,433     12,863,834    12,372,226      171,622,119     107,732,832
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Net investment income (loss)                 34,631,594    11,293,698     52,423,865    36,062,968      614,781,440     233,815,543
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Realized gains (losses) on investments:
   Capital gain distributions received        1,572,829    11,615,321      4,279,510    55,287,500       52,864,721     389,986,486
   Net realized gain (loss)                  (1,710,743)   (3,613,806)    43,175,181    19,529,830       87,169,991      19,687,057
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Realized gains (losses)                        (137,914)    8,001,515     47,454,691    74,817,330      140,034,712     409,673,543
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Unrealized appreciation (depreciation)
   during the period                        (14,850,623)    7,334,810    (50,304,765)  (17,843,476)    (247,312,295)    109,156,269
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Net increase (decrease) in contract
   owners' equity from operations            19,643,057    26,630,023     49,573,791    93,036,822      507,503,857     752,645,355
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Changes from principal transactions:
   Purchase payments                        113,338,482    92,885,294      7,538,596     8,143,821    3,099,758,346   3,423,672,281
   Transfers between sub-accounts and the
      company                               141,736,397     8,396,636    (14,579,043)  100,157,498      217,470,329     423,468,292
   Withdrawals                              (73,909,838)  (40,724,192)  (139,078,174)  (99,931,647)    (612,068,480)   (258,564,699)
   Annual contract fee                       (1,519,060)   (1,072,154)    (1,847,224)   (1,833,938)     (31,149,274)    (16,204,989)
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             179,645,981    59,485,584   (147,965,845)    6,535,734    2,674,010,921   3,572,370,885
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Total increase (decrease) in contract
   owners' equity                           199,289,038    86,115,607    (98,392,054)   99,572,556    3,181,514,778   4,325,016,240
Contract owners' equity at beginning of
   period                                   454,533,302   368,417,695    879,620,045   780,047,489    8,845,508,747   4,520,492,507
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Contract owners' equity at end of period   $653,822,340  $454,533,302  $ 781,227,991  $879,620,045  $12,027,023,525  $8,845,508,747
                                           ============  ============  =============  ============  ===============  ==============

                                               2007          2006           2007          2006            2007            2006
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Units, beginning of period                  29,038,716    24,907,190     46,043,879    45,702,108      501,634,818     277,282,988
Units issued                                22,918,557    12,248,619      6,286,547    11,142,505      183,427,768     231,233,344
Units redeemed                              11,198,016     8,117,093     13,675,064    10,800,734       17,195,749       6,881,514
                                            ----------    ----------     ----------    ----------      -----------     -----------
Units, end of period                        40,759,257    29,038,716     38,655,362    46,043,879      667,866,837     501,634,818
                                            ==========    ==========     ==========    ==========      ===========     ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Lifestyle Moderate                                              LMFC Core
                                                        Series I            Lifestyle Moderate Series II       Equity Series II
                                               --------------------------  ------------------------------  ------------------------
                                                   2007          2006           2007            2006           2007         2006
                                               ------------  ------------  --------------  --------------  -----------  -----------
Income:
   Dividend distributions received             $ 23,288,401  $ 13,444,614  $  122,195,776  $   50,641,480  $        --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                      4,639,698     4,488,584      26,091,934      19,059,015      717,073      755,639
                                               ------------  ------------  --------------  --------------  -----------  -----------
Net investment income (loss)                     18,648,703     8,956,030      96,103,842      31,582,465     (717,073)    (755,639)
                                               ------------  ------------  --------------  --------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received              383,443    13,261,995       2,395,730      49,924,164    3,145,663    2,935,969
   Net realized gain (loss)                      10,655,198     6,160,841      11,642,869       8,845,349    1,145,474    1,722,839
                                               ------------  ------------  --------------  --------------  -----------  -----------
Realized gains (losses)                          11,038,641    19,422,836      14,038,599      58,769,513    4,291,137    4,658,808
                                               ------------  ------------  --------------  --------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                   (18,595,801)   (3,081,209)    (60,104,793)      9,239,590   (6,644,337)  (1,986,047)
                                               ------------  ------------  --------------  --------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                        11,091,543    25,297,657      50,037,648      99,591,568   (3,070,273)   1,917,122
                                               ------------  ------------  --------------  --------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                              1,909,458     2,895,606     365,675,289     331,480,289    1,595,172    3,712,881
   Transfers between sub-accounts and the
      company                                    27,554,531    37,220,644     168,813,382      51,550,908   (3,929,813)  (5,980,297)
   Withdrawals                                  (53,505,548)  (47,383,170)   (150,067,450)    (83,404,434)  (4,067,375)  (3,462,420)
   Annual contract fee                             (496,583)     (492,370)     (4,500,570)     (3,131,710)    (102,381)    (119,288)
                                               ------------  ------------  --------------  --------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions           (24,538,142)   (7,759,290)    379,920,651     296,495,053   (6,504,397)  (5,849,124)
                                               ------------  ------------  --------------  --------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                       (13,446,599)   17,538,367     429,958,299     396,086,621   (9,574,670)  (3,932,002)
Contract owners' equity at beginning of
   period                                       303,645,863   286,107,496   1,387,766,421     991,679,800   47,851,722   51,783,724
                                               ------------  ------------  --------------  --------------  -----------  -----------
Contract owners' equity at end of period       $290,199,264  $303,645,863  $1,817,724,720  $1,387,766,421  $38,277,052  $47,851,722
                                               ============  ============  ==============  ==============  ===========  ===========

                                                    2007          2006           2007            2006           2007         2006
                                                ------------  ------------  --------------  --------------  -----------  -----------
Units, beginning of period                       15,204,994    15,526,113      84,168,309      64,443,762    3,122,725    3,538,904
Units issued                                      3,699,273     3,669,044      32,964,001      25,614,944      655,089      856,765
Units redeemed                                    4,898,258     3,990,163       8,369,060       5,890,397    1,069,916    1,272,944
                                                 ----------    ----------     -----------      ----------    ---------    ---------
Units, end of period                             14,006,009    15,204,994     108,763,250      84,168,309    2,707,898    3,122,725
                                                 ==========    ==========     ===========      ==========    =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Marisco International
                                                 Opportunities Series II    Mid Cap Index Series I    Mid Cap Index Series II
                                                ------------------------  -------------------------  -------------------------
                                                    2007         2006         2007          2006         2007          2006
                                                -----------  -----------  ------------  -----------  ------------  -----------
Income:
   Dividend distributions received              $   869,601  $    84,229  $    846,388  $   410,208  $    871,742  $   254,420
Expenses:
   Mortality and expense risk and
      administrative charges                        970,853      399,519     1,016,745      954,320     1,478,812      906,486
                                                -----------  -----------  ------------  -----------  ------------  -----------
Net investment income (loss)                       (101,252)    (315,290)     (170,357)    (544,112)     (607,070)    (652,066)
                                                -----------  -----------  ------------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received           13,136,111    1,103,240     7,749,589    2,865,971    11,457,319    2,472,166
   Net realized gain (loss)                       4,296,411    1,116,376     7,957,223    7,403,539     6,268,781    5,191,385
                                                -----------  -----------  ------------  -----------  ------------  -----------
Realized gains (losses)                          17,432,522    2,219,616    15,706,812   10,269,510    17,726,100    7,663,551
                                                -----------  -----------  ------------  -----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (7,401,897)   2,990,255   (11,189,080)  (5,095,410)  (14,142,089)  (3,488,338)
                                                -----------  -----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         9,929,373    4,894,581     4,347,375    4,629,988     2,976,941    3,523,147
                                                -----------  -----------  ------------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                              5,504,327    4,148,286       389,796      500,358     3,575,207    2,291,069
   Transfers between sub-accounts and the
      company                                    30,374,952   22,092,183    (6,270,064)   6,797,471    28,138,589   15,992,082
   Withdrawals                                   (8,523,790)  (2,568,894)  (10,822,526)  (8,456,455)  (15,298,137)  (6,802,323)
   Annual contract fee                             (129,690)     (64,584)     (144,396)    (138,546)     (316,187)    (195,188)
                                                -----------  -----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            27,225,799   23,606,991   (16,847,190)  (1,297,172)   16,099,472   11,285,640
                                                -----------  -----------  ------------  -----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        37,155,172   28,501,572   (12,499,815)   3,332,816    19,076,413   14,808,787
Contract owners' equity at beginning of period   40,996,807   12,495,235    69,717,699   66,384,883    70,694,831   55,886,044
                                                -----------  -----------  ------------  -----------  ------------  -----------
Contract owners' equity at end of period        $78,151,979  $40,996,807  $ 57,217,884  $69,717,699  $ 89,771,244  $70,694,831
                                                ===========  ===========  ============  ===========  ============  ===========

                                                    2007         2006         2007          2006         2007          2006
                                                -----------  -----------  ------------  -----------  ------------  -----------
Units, beginning of period                       2,220,125      814,212     3,647,695    3,755,294     3,930,705    3,338,260
Units issued                                     3,314,026    2,559,000       405,618    1,072,130     2,544,392    1,579,241
Units redeemed                                   1,920,206    1,153,087     1,225,484    1,179,729     1,728,280      986,796
                                                 ---------    ---------    ----------    ---------     ---------    ---------
Units, end of period                             3,613,945    2,220,125     2,827,829    3,647,695     4,746,817    3,930,705
                                                 =========    =========    ==========    =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Mid Cap
                                                Intersection
                                                  Series II     Mid Cap Stock Series I      Mid Cap Stock Series II
                                                ------------  --------------------------  --------------------------
                                                    2007          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received               $       --   $         --  $         --  $         --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges                          9,784      4,573,792     4,690,625     2,806,949     2,608,586
                                                 ----------   ------------  ------------  ------------  ------------
Net investment income (loss)                         (9,784)    (4,573,792)   (4,690,625)   (2,806,949)   (2,608,586)
                                                 ----------   ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                   --     75,725,472    13,402,497    44,814,776     6,709,959
   Net realized gain (loss)                          (9,921)    28,922,481    27,103,746    13,210,448    12,199,093
                                                 ----------   ------------  ------------  ------------  ------------
Realized gains (losses)                              (9,921)   104,647,953    40,506,243    58,025,224    18,909,052
                                                 ----------   ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                       (85,581)   (40,317,093)     (882,387)  (22,553,157)      859,558
                                                 ----------   ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          (105,286)    59,757,068    34,933,231    32,665,118    17,160,024
                                                 ----------   ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                520,035      1,479,451     2,261,404     8,579,313     9,475,072
   Transfers between sub-accounts and the
      company                                     1,712,748    (21,785,385)  (20,923,093)    6,548,190    (5,051,697)
   Withdrawals                                      (21,874)   (51,089,683)  (37,511,854)  (26,999,299)  (18,134,902)
   Annual contract fee                               (2,327)      (670,115)     (743,161)     (560,008)     (555,631)
                                                 ----------   ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             2,208,582    (72,065,732)  (56,916,704)  (12,431,804)  (14,267,158)
                                                 ----------   ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         2,103,296    (12,308,664)  (21,983,473)   20,233,314     2,892,866
Contract owners' equity at beginning of period           --    304,719,779   326,703,252   161,929,029   159,036,163
                                                 ----------   ------------  ------------  ------------  ------------
Contract owners' equity at end of period         $2,103,296   $292,411,115  $304,719,779  $182,162,343  $161,929,029
                                                 ==========   ============  ============  ============  ============

                                                    2007          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------
Units, beginning of period                              --     18,381,353    22,048,432     7,959,255     8,673,084
Units issued                                       206,965      1,351,248     1,335,354     1,830,405     1,547,514
Units redeemed                                      24,067      5,231,080     5,002,433     2,332,228     2,261,343
                                                   -------     ----------    ----------     ---------     ---------
Units, end of period                               182,898     14,501,521    18,381,353     7,457,432     7,959,255
                                                   =======     ==========    ==========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Mid Cap Value Series I      Mid Cap Value Series II    ML Global Allocation
                                                --------------------------  --------------------------  ----------------------
                                                    2007          2006          2007          2006         2007        2006
                                                ------------  ------------  ------------  ------------  ----------  ----------
Income:
   Dividend distributions received              $  1,959,777  $  1,490,960  $  1,301,043  $  1,061,345  $   39,289  $   43,030
Expenses:
   Mortality and expense risk and
      administrative charges                       2,779,953     3,149,414     2,888,833     3,275,278      23,117      25,462
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net investment income (loss)                        (820,176)   (1,658,454)   (1,587,790)   (2,213,933)     16,172      17,568
                                                ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            48,993,654    35,450,370    47,903,398    34,362,897      69,798      66,543
   Net realized gain (loss)                       11,253,024    14,782,154     8,576,030    17,381,214     166,121      64,804
                                                ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses)                           60,246,678    50,232,524    56,479,428    51,744,111     235,919     131,347
                                                ------------  ------------  ------------  ------------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                    (58,205,087)  (28,619,814)  (54,153,069)  (31,088,745)    (27,658)     93,450
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                          1,221,415    19,954,256       738,569    18,441,433     224,433     242,365
                                                ------------  ------------  ------------  ------------  ----------  ----------
Changes from principal transactions:
   Purchase payments                                 722,275     1,352,042     2,140,208     6,258,532         519         427
   Transfers between sub-accounts and the
      company                                    (21,601,068)  (25,073,874)  (18,721,176)  (25,512,380)   (239,790)   (171,327)
   Withdrawals                                   (31,012,693)  (26,394,606)  (32,017,382)  (26,251,906)   (232,333)    (39,129)
   Annual contract fee                              (418,662)     (490,728)     (564,382)     (651,839)     (3,677)     (3,913)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (52,310,148)  (50,607,166)  (49,162,732)  (46,157,593)   (475,281)   (213,942)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (51,088,733)  (30,652,910)  (48,424,163)  (27,716,160)   (250,848)     28,423
Contract owners' equity at beginning of period   197,760,166   228,413,076   191,976,798   219,692,958   1,770,909   1,742,486
                                                ------------  ------------  ------------  ------------  ----------  ----------
Contract owners' equity at end of period        $146,671,433  $197,760,166  $143,552,635  $191,976,798  $1,520,061  $1,770,909
                                                ============  ============  ============  ============  ==========  ==========

                                                    2007          2006          2007          2006         2007        2006
                                                ------------  ------------  ------------  ------------  ----------  ----------
Units, beginning of period                        9,675,201    12,359,967     9,922,000    12,515,731     124,483     139,052
Units issued                                        458,592       648,641       537,113       738,210       1,314          82
Units redeemed                                    2,897,372     3,333,407     2,948,509     3,331,941      34,345      14,651
                                                  ---------     ---------     ---------    ----------     -------     -------
Units, end of period                              7,236,421     9,675,201     7,510,604     9,922,000      91,452     124,483
                                                  =========     =========     =========    ==========     =======     =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Money
                                                  Market B
                                                 Series NAV      Money Market Series I       Money Market Series II
                                                -----------   --------------------------  ----------------------------
                                                    2007          2007          2006           2007           2006
                                                ------------  ------------  ------------  -------------  -------------
Income:
   Dividend distributions received              $  1,491,846  $ 14,996,014  $ 14,370,942  $  17,173,017  $  12,967,533
Expenses:
   Mortality and expense risk and
      administrative charges                         505,830     5,041,339     4,903,462      6,636,489      5,046,049
                                                ------------  ------------  ------------  -------------  -------------
Net investment income (loss)                         986,016     9,954,675     9,467,480     10,536,528      7,921,484
                                                ------------  ------------  ------------  -------------  -------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --             --             --
   Net realized gain (loss)                           (6,349)      (17,314)     (554,397)      (315,519)      (137,698)
                                                ------------  ------------  ------------  -------------  -------------
Realized gains (losses)                               (6,349)      (17,314)     (554,397)      (315,519)      (137,698)
                                                ------------  ------------  ------------  -------------  -------------
Unrealized appreciation (depreciation) during
   the period                                             --            --            --             --             --
                                                ------------  ------------  ------------  -------------  -------------
Net increase (decrease) in contract owners'
   equity from operations                            979,667     9,937,361     8,913,083     10,221,009      7,783,786
                                                ------------  ------------  ------------  -------------  -------------
Changes from principal transactions:
   Purchase payments                                 309,668    21,430,654    15,144,897    355,786,691    311,085,946
   Transfers between sub-accounts and the
      company                                     61,833,589   (33,488,360)  (20,900,433)    16,631,450    (88,787,889)
   Withdrawals                                   (19,858,013)    3,942,342    10,049,835   (253,108,023)  (133,344,705)
   Annual contract fee                              (124,736)     (815,061)     (712,139)    (1,134,223)      (855,025)
                                                ------------  ------------  ------------  -------------  -------------
Net increase (decrease) in contract owners'
   equity from principal transactions             42,160,508    (8,930,425)    3,582,160    118,175,895     88,098,327
                                                ------------  ------------  ------------  -------------  -------------
Total increase (decrease) in contract owners'
   equity                                         43,140,175     1,006,936    12,495,243    128,396,904     95,882,113
Contract owners' equity at beginning of period            --   311,440,313   298,945,070    305,880,291    209,998,178
                                                ------------  ------------  ------------  -------------  -------------
Contract owners' equity at end of period        $ 43,140,175  $312,447,249  $311,440,313  $ 434,277,195  $ 305,880,291
                                                ============  ============  ============  =============  =============

                                                    2007          2007          2006           2007           2006
                                                ------------  ------------  ------------  -------------  -------------
Units, beginning of period                               --    19,704,917    19,375,383     24,353,986     17,144,619
Units issued                                      6,094,823    25,342,787    22,054,272     55,780,577     45,920,216
Units redeemed                                    2,712,444    25,823,080    21,724,738     46,500,074     38,710,849
                                                  ---------    ----------    ----------     ----------     ----------
Units, end of period                              3,382,379    19,224,624    19,704,917     33,634,489     24,353,986
                                                  =========    ==========    ==========     ==========     ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Natural Resources
                                                         Series II             Pacific Rim Series I        Pacific Rim Series II
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  2,040,688  $    915,241  $    896,325  $    573,040  $    611,897  $    332,651
Expenses:
   Mortality and expense risk and
      administrative charges                       3,919,593     3,554,109       742,993       898,751       671,401       736,004
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                      (1,878,905)   (2,638,868)      153,332      (325,711)      (59,504)     (403,353)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            99,374,761    41,713,387    12,192,862            --    10,513,543            --
   Net realized gain (loss)                       19,217,740    25,546,770     7,144,072    10,799,310     2,672,521     8,061,316
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                          118,592,501    67,260,157    19,336,934    10,799,310    13,186,064     8,061,316
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (38,478,502)  (29,730,552)  (15,706,396)   (5,962,558)  (10,507,804)   (4,423,144)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                         78,235,094    34,890,737     3,783,870     4,511,041     2,618,756     3,234,819
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                              11,469,313    12,792,312       244,003       502,661     2,655,871     5,051,728
   Transfers between sub-accounts and the
      company                                      4,450,465     6,853,269    (6,050,326)   (5,861,586)      230,133   (12,196,463)
   Withdrawals                                   (36,175,127)  (23,587,451)   (9,845,913)   (6,242,425)   (5,352,696)   (3,191,898)
   Annual contract fee                              (632,912)     (612,049)     (107,156)     (141,086)     (123,256)     (138,529)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (20,888,261)   (4,553,919)  (15,759,392)  (11,742,436)   (2,589,948)  (10,475,162)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         57,346,833    30,336,818   (11,975,522)   (7,231,395)       28,808    (7,240,343)
Contract owners' equity at beginning of period   222,306,785   191,969,967    55,901,754    63,133,149    39,723,999    46,964,342
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $279,653,618  $222,306,785  $ 43,926,232  $ 55,901,754  $ 39,752,807  $ 39,723,999
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        5,989,474     6,124,435     3,952,042     4,878,015     1,839,479     2,355,186
Units issued                                      2,588,471     3,326,113       724,565     1,498,831       888,191     1,448,182
Units redeemed                                    2,945,246     3,461,074     1,826,571     2,424,804       979,186     1,963,889
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Units, end of period                              5,632,699     5,989,474     2,850,036     3,952,042     1,748,484     1,839,479
                                                  =========     =========     =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    PIM Classic Value          PIMCO VIT All Asset       Quantitative All Cap
                                                        Series II                   Series II                  Series II
                                                -------------------------  --------------------------  ------------------------
                                                    2007          2006         2007          2006          2007         2006
                                                ------------  -----------  ------------  ------------  ------------  ----------
Income:
   Dividend distributions received              $    325,916  $   247,958  $  2,082,438  $  2,299,327  $  1,188,366  $   24,385
Expenses:
   Mortality and expense risk and
      administrative charges                         425,338      352,597       499,408       776,349     1,432,374      49,104
                                                ------------  -----------  ------------  ------------  ------------  ----------
Net investment income (loss)                         (99,422)    (104,639)    1,583,030     1,522,978      (244,008)    (24,719)
                                                ------------  -----------  ------------  ------------  ------------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received             2,614,838      599,195            --       101,633    12,431,349     272,571
   Net realized gain (loss)                        1,459,806    1,403,357        19,885       173,970       304,502      50,073
                                                ------------  -----------  ------------  ------------  ------------  ----------
Realized gains (losses)                            4,074,644    2,002,552        19,885       275,603    12,735,851     322,644
                                                ------------  -----------  ------------  ------------  ------------  ----------
Unrealized appreciation (depreciation) during
   the period                                     (7,219,595)   1,404,289       255,180      (759,906)  (17,110,335)     55,388
                                                ------------  -----------  ------------  ------------  ------------  ----------
Net increase (decrease) in contract owners'
   equity from operations                         (3,244,373)   3,302,202     1,858,095     1,038,675    (4,618,492)    353,313
                                                ------------  -----------  ------------  ------------  ------------  ----------
Changes from principal transactions:
   Purchase payments                               1,682,561    1,769,127       217,632       759,154       550,717      69,877
   Transfers between sub-accounts and the
      company                                     (8,818,530)  16,249,052    (9,789,441)   (5,996,585)  138,472,582      34,285
   Withdrawals                                    (3,137,811)  (2,203,545)   (4,568,246)  (10,380,765)  (17,302,097)   (166,852)
   Annual contract fee                               (56,939)     (56,894)      (76,170)     (123,549)     (353,309)     (8,052)
                                                ------------  -----------  ------------  ------------  ------------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (10,330,719)  15,757,740   (14,216,225)  (15,741,745)  121,367,893     (70,742)
                                                ------------  -----------  ------------  ------------  ------------  ----------
Total increase (decrease) in contract owners'
   equity                                        (13,575,092)  19,059,942   (12,358,130)  (14,703,070)  116,749,401     282,571
Contract owners' equity at beginning of period    34,188,835   15,128,893    40,166,872    54,869,942     3,293,950   3,011,379
                                                ------------  -----------  ------------  ------------  ------------  ----------
Contract owners' equity at end of period        $ 20,613,743  $34,188,835  $ 27,808,742  $ 40,166,872  $120,043,351  $3,293,950
                                                ============  ===========  ============  ============  ============  ==========

                                                    2007          2006         2007          2006          2007         2006
                                                ------------  -----------  ------------  ------------  ------------  ----------
Units, beginning of period                        2,036,668    1,023,155     2,705,463     3,797,983       157,118     162,441
Units issued                                        682,343    1,748,370       319,786       975,090     7,357,908      63,720
Units redeemed                                    1,279,893      734,857     1,264,111     2,067,610     1,900,996      69,043
                                                  ---------    ---------     ---------     ---------     ---------     -------
Units, end of period                              1,439,118    2,036,668     1,761,138     2,705,463     5,614,030     157,118
                                                  =========    =========     =========     =========     =========     =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Quantitative Mid Cap       Quantitative Mid Cap       Quantitative Value
                                                        Series I                  Series II                 Series II
                                                ------------------------  -------------------------  -----------------------
                                                    2007         2006         2007          2006         2007        2006
                                                -----------  -----------  ------------  -----------  -----------  ----------
Income:
   Dividend distributions received              $    32,147  $        --  $     73,474  $        --  $   285,509  $   65,989
Expenses:
   Mortality and expense risk and
      administrative charges                        123,118      193,068       347,407      208,791      317,438      70,962
                                                -----------  -----------  ------------  -----------  -----------  ----------
Net investment income (loss)                        (90,971)    (193,068)     (273,933)    (208,791)     (31,929)     (4,973)
                                                -----------  -----------  ------------  -----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            1,402,881    4,494,059     3,469,350    4,732,930    1,179,565     632,377
   Net realized gain (loss)                        (993,163)    (844,610)   (1,116,112)  (1,053,396)    (179,836)      3,067
                                                -----------  -----------  ------------  -----------  -----------  ----------
Realized gains (losses)                             409,718    3,649,449     2,353,238    3,679,534      999,729     635,444
                                                -----------  -----------  ------------  -----------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                      (460,833)  (3,260,463)   (4,019,442)  (3,378,919)  (3,738,411)    192,230
                                                -----------  -----------  ------------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                          (142,086)     195,918    (1,940,137)      91,824   (2,770,611)    822,701
                                                -----------  -----------  ------------  -----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                                 61,180      118,605       188,319      449,910      122,302     268,027
   Transfers between sub-accounts and the
      company                                    (2,009,248)  (4,042,228)   19,019,961   (4,480,037)  25,360,903   1,574,531
   Withdrawals                                   (1,254,611)  (1,952,380)   (3,586,308)    (981,855)  (4,341,662)   (518,424)
   Annual contract fee                              (17,776)     (28,656)      (80,003)     (43,046)     (67,704)     (7,496)
                                                -----------  -----------  ------------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (3,220,455)  (5,904,659)   15,541,969   (5,055,028)  21,073,839   1,316,638
                                                -----------  -----------  ------------  -----------  -----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (3,362,541)  (5,708,741)   13,601,832   (4,963,204)  18,303,228   2,139,339
Contract owners' equity at beginning of period    9,867,298   15,576,039     9,697,275   14,660,479    5,139,138   2,999,799
                                                -----------  -----------  ------------  -----------  -----------  ----------
Contract owners' equity at end of period        $ 6,504,757  $ 9,867,298  $ 23,299,107  $ 9,697,275  $23,442,366  $5,139,138
                                                ===========  ===========  ============  ===========  ===========  ==========

                                                    2007         2006         2007          2006         2007        2006
                                                -----------  -----------  ------------  -----------  -----------  ----------
Units, beginning of period                        699,910     1,132,063       548,247     844,874       277,591     193,047
Units issued                                       45,682       202,755     1,295,563     218,371     1,546,360     201,869
Units redeemed                                    266,428       634,908       483,139     514,998       465,673     117,325
                                                  -------       -------     ---------     -------     ---------     -------
Units, end of period                              479,164       699,910     1,360,671     548,247     1,358,278     277,591
                                                  =======       =======     =========     =======     =========     =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Real Estate Securities      Real Estate Securities
                                                         Series I                    Series II          Real Return Bond Series II
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  3,992,843  $  3,009,172  $  3,099,884  $  2,150,713  $  5,803,633  $  2,743,138
Expenses:
   Mortality and expense risk and
      administrative charges                       2,323,025     2,521,160     2,308,552     2,200,645     1,463,865     1,798,073
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                       1,669,818       488,012       791,332       (49,932)    4,339,768       945,065
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            74,905,383    28,712,975    68,039,958    22,379,629            --     2,238,927
   Net realized gain (loss)                       (6,646,643)   15,413,055    (8,600,451)    8,403,563    (1,162,469)     (819,878)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                           68,258,740    44,126,030    59,439,507    30,783,192    (1,162,469)    1,419,049
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (93,597,637)    7,066,900   (85,046,365)   10,512,415     4,752,155    (4,004,249)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                        (23,669,079)   51,680,942   (24,815,526)   41,245,675     7,929,454    (1,640,135)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 724,486     1,172,502     7,927,639     9,999,082     1,004,532     2,076,799
   Transfers between sub-accounts and the
      company                                    (34,607,888)      208,448    (6,312,843)      706,192      (821,904)  (17,120,394)
   Withdrawals                                   (24,353,840)  (21,822,033)  (23,003,278)  (16,972,579)  (16,377,483)  (14,228,671)
   Annual contract fee                              (283,891)     (305,403)     (433,734)     (432,773)     (191,805)     (238,669)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (58,521,133)  (20,746,486)  (21,822,216)   (6,700,078)  (16,386,660)  (29,510,935)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (82,190,212)   30,934,456   (46,637,742)   34,545,597    (8,457,206)  (31,151,070)
Contract owners' equity at beginning of period   185,687,524   154,753,068   153,620,407   119,074,810    97,632,831   128,783,901
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $103,497,312  $185,687,524  $106,982,665  $153,620,407  $ 89,175,625  $ 97,632,831
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        5,075,483     5,752,458     4,890,295     5,075,088     7,163,412     9,319,810
Units issued                                        520,754       928,373     1,703,815     1,491,531     1,339,521     1,368,441
Units redeemed                                    2,191,835     1,605,348     2,415,000     1,676,324     2,519,858     3,524,839
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Units, end of period                              3,404,402     5,075,483     4,179,110     4,890,295     5,983,075     7,163,412
                                                  =========     =========     =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Science & Technology        Science & Technology
                                                         Series I                    Series II            Scudder Blue Chip -- B
                                                --------------------------  --------------------------  -------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $         --  $         --  $         --  $        --   $    202,060  $   137,586
Expenses:
   Mortality and expense risk and
      administrative charges                       2,904,224     3,277,893       919,333      855,987        157,735      446,097
                                                ------------  ------------  ------------  ------------  ------------  -----------
Net investment income (loss)                      (2,904,224)   (3,277,893)     (919,333)    (855,987)        44,325     (308,511)
                                                ------------  ------------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --           --      3,334,971    1,479,372
   Net realized gain (loss)                       14,940,136    (7,158,752)    4,772,783    2,346,014      4,953,822    1,796,368
                                                ------------  ------------  ------------  ------------  ------------  -----------
Realized gains (losses)                           14,940,136    (7,158,752)    4,772,783    2,346,014      8,288,793    3,275,740
                                                ------------  ------------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     19,675,520    17,965,813     4,202,264      267,745     (6,643,449)     634,800
                                                ------------  ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         31,711,432     7,529,168     8,055,714    1,757,772      1,689,669    3,602,029
                                                ------------  ------------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                               1,669,032     2,453,025     2,869,797    3,149,377         99,056      496,553
   Transfers between sub-accounts and the
      company                                    (28,464,877)  (29,690,299)    7,675,769      149,021    (29,546,138)    (100,108)
   Withdrawals                                   (29,285,963)  (25,345,618)  (10,047,276)  (5,778,730)    (1,379,285)  (2,675,014)
   Annual contract fee                              (544,811)     (637,462)     (201,605)    (201,338)       (50,636)    (123,382)
                                                ------------  ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (56,626,619)  (53,220,354)      296,685   (2,681,670)   (30,877,003)  (2,401,951)
                                                ------------  ------------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (24,915,187)  (45,691,186)    8,352,399     (923,898)   (29,187,334)   1,200,078
Contract owners' equity at beginning of period   208,201,998   253,893,184    54,950,175   55,874,073     29,187,334   27,987,256
                                                ------------  ------------  ------------  ------------  ------------  -----------
Contract owners' equity at end of period        $183,286,811  $208,201,998  $ 63,302,574  $54,950,175   $         --  $29,187,334
                                                ============  ============  ============  ===========   ============  ===========

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  -----------
Units, beginning of period                       19,134,560    24,224,723     4,062,323     4,293,012     1,248,734    1,358,175
Units issued                                      1,588,749     1,110,966     1,866,971     1,153,353        40,134      140,416
Units redeemed                                    6,179,188     6,201,129     1,906,730     1,384,042     1,288,868      249,857
                                                 ----------    ----------     ---------     ---------     ---------    ---------
Units, end of period                             14,544,121    19,134,560     4,022,564     4,062,323            --    1,248,734
                                                 ==========    ==========     =========     =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            Scudder Capital         Scudder Conservative
                                                  Scudder Bond -- B          Growth -- B              Allocation -- B
                                                --------------------  -------------------------  -------------------------
                                                   2007       2006        2007          2006         2007          2006
                                                ---------  ---------  ------------  -----------  ------------  -----------
Income:
   Dividend distributions received              $  24,474  $  13,511  $    191,939  $   105,041  $    633,963  $   347,387
Expenses:
   Mortality and expense risk and
      administrative charges                        3,418      6,904       420,612      869,427       459,326      466,897
                                                ---------  ---------  ------------  -----------  ------------  -----------
Net investment income (loss)                       21,056      6,607      (228,673)    (764,386)      174,637     (119,510)
                                                ---------  ---------  ------------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                 --        478            --           --       856,088      154,367
   Net realized gain (loss)                        (2,950)    (4,771)   12,997,470    2,021,702     2,344,560      711,387
                                                ---------  ---------  ------------  -----------  ------------  -----------
Realized gains (losses)                            (2,950)    (4,293)   12,997,470    2,021,702     3,200,648      865,754
                                                ---------  ---------  ------------  -----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (11,239)    10,334    (8,520,682)   1,899,345    (2,307,613)   1,408,412
                                                ---------  ---------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           6,867     12,648     4,248,115    3,156,661     1,067,672    2,154,656
                                                ---------  ---------  ------------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                   --      7,540       346,310    1,318,764       242,315    1,388,223
   Transfers between sub-accounts and the
      company                                    (519,284)   586,625   (80,655,680)  26,264,095   (30,509,298)   3,710,341
   Withdrawals                                    (80,517)  (205,405)   (4,218,844)  (6,066,062)   (2,395,604)  (2,147,659)
   Annual contract fee                             (1,131)      (865)     (147,653)    (241,573)      (89,022)     (94,695)
                                                ---------  ---------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (600,932)   387,895   (84,675,867)  21,275,224   (32,751,609)   2,856,210
                                                ---------  ---------  ------------  -----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (594,065)   400,543   (80,427,752)  24,431,885   (31,683,937)   5,010,866
Contract owners' equity at beginning of period    594,065    193,522    80,427,752   55,995,867    31,683,937   26,673,071
                                                ---------  ---------  ------------  -----------  ------------  -----------
Contract owners' equity at end of period        $      --  $ 594,065  $         --  $80,427,752  $         --  $31,683,937
                                                =========  =========  ============  ===========  ============  ===========

                                                   2007       2006        2007          2006         2007          2006
                                                ---------  ---------  ------------  -----------  ------------  -----------
Units, beginning of period                        46,175     15,446     3,942,709    2,916,710     2,173,768    1,960,064
Units issued                                      31,931     45,870        45,705    1,545,163        82,030      758,255
Units redeemed                                    78,106     15,141     3,988,414      519,164     2,255,798      544,551
                                                  ------     ------     ---------    ---------     ---------    ---------
Units, end of period                                  --     46,175            --    3,942,709            --    2,173,768
                                                  ======     ======     =========    =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Scudder Contrarian           Scudder Davis            Scudder Dreman High
                                                        Value -- B             Venture Value -- B          Return Equity -- B
                                                -------------------------  -------------------------  ---------------------------
                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  -----------  -------------  ------------
Income:
   Dividend distributions received              $    366,762  $   336,066  $    154,733  $   130,693  $   1,384,982  $  1,434,458
Expenses:
   Mortality and expense risk and
      administrative charges                         145,266      438,833       257,954      758,640        717,464     1,758,650
                                                ------------  -----------  ------------  -----------  -------------  ------------
Net investment income (loss)                         221,496     (102,767)     (103,221)    (627,947)       667,518      (324,192)
                                                ------------  -----------  ------------  -----------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received               974,438           --       598,894           --      1,097,831     5,171,050
   Net realized gain (loss)                        5,040,788    1,278,874    14,488,606    3,412,966     29,608,752     7,840,112
                                                ------------  -----------  ------------  -----------  -------------  ------------
Realized gains (losses)                            6,015,226    1,278,874    15,087,500    3,412,966     30,706,583    13,011,162
                                                ------------  -----------  ------------  -----------  -------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (4,817,612)   2,201,450   (12,716,263)   2,862,109    (27,224,439)    4,992,693
                                                ------------  -----------  ------------  -----------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          1,419,110    3,377,557     2,268,016    5,647,128      4,149,662    17,679,663
                                                ------------  -----------  ------------  -----------  -------------  ------------
Changes from principal transactions:
   Purchase payments                                  74,967      442,321       135,747      914,737        552,894     2,221,299
   Transfers between sub-accounts and the
      company                                    (27,190,804)  (2,119,653)  (48,359,133)     125,672   (135,914,113)   30,069,369
   Withdrawals                                    (1,463,505)  (2,755,100)   (2,573,610)  (5,992,118)    (6,166,400)  (13,116,648)
   Annual contract fee                               (52,054)    (119,749)      (92,937)    (209,241)      (250,587)     (476,702)
                                                ------------  -----------  ------------  -----------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (28,631,396)  (4,552,181)  (50,889,933)  (5,160,950)  (141,778,206)   18,697,318
                                                ------------  -----------  ------------  -----------  -------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (27,212,286)  (1,174,624)  (48,621,917)     486,178   (137,628,544)   36,376,981
Contract owners' equity at beginning of period    27,212,286   28,386,910    48,621,917   48,135,739    137,628,544   101,251,563
                                                ------------  -----------  ------------  -----------  -------------  ------------
Contract owners' equity at end of period        $         --  $27,212,286  $         --  $48,621,917  $          --  $137,628,544
                                                ============  ===========  ============  ===========  =============  ============

                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  -----------  -------------  ------------
Units, beginning of period                        1,226,037    1,448,413     2,048,805    2,283,014     5,323,087      4,556,944
Units issued                                         19,455       59,343        27,692      188,805        66,947      1,593,656
Units redeemed                                    1,245,492      281,719     2,076,497      423,014     5,390,034        827,513
                                                  ---------    ---------     ---------    ---------     ---------      ---------
Units, end of period                                     --    1,226,037            --    2,048,805            --      5,323,087
                                                  =========    =========     =========    =========     =========      =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Scudder Dreman Small Cap        Scudder Equity             Scudder Fixed
                                                        Value -- B               Index 500 -- B              Income -- B
                                                --------------------------  ------------------------  -------------------------
                                                    2007          2006          2007         2006         2007          2006
                                                ------------  ------------  -----------  -----------  ------------  -----------
Income:
   Dividend distributions received              $    330,314  $    231,668  $   393,818  $   314,817  $  2,310,113  $ 2,068,642
Expenses:
   Mortality and expense risk and
      administrative charges                         307,955       927,465      527,116      589,816       877,957      997,536
                                                ------------  ------------  -----------  -----------  ------------  -----------
Net investment income (loss)                          22,359      (695,797)    (133,298)    (274,999)    1,432,156    1,071,106
                                                ------------  ------------  -----------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             7,925,844     4,696,579           --           --            --       10,362
   Net realized gain (loss)                        9,921,916     5,687,689    1,936,097      800,177      (457,962)    (551,949)
                                                ------------  ------------  -----------  -----------  ------------  -----------
Realized gains (losses)                           17,847,760    10,384,268    1,936,097      800,177      (457,962)    (541,587)
                                                ------------  ------------  -----------  -----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (13,981,347)    2,137,888     (559,952)   4,045,376       132,070      793,357
                                                ------------  ------------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          3,888,772    11,826,359    1,242,847    4,570,554     1,106,264    1,322,876
                                                ------------  ------------  -----------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                 269,212     1,163,527      490,694      647,805       564,042    1,057,361
   Transfers between sub-accounts and the
      company                                    (59,017,562)   (3,577,781)  (2,661,551)    (840,769)   (1,960,984)    (136,043)
   Withdrawals                                    (2,659,358)   (7,556,939)  (7,296,931)  (5,697,412)  (10,959,690)  (7,444,548)
   Annual contract fee                              (112,727)     (265,676)    (155,522)    (164,717)     (226,011)    (250,809)
                                                ------------  ------------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (61,520,435)  (10,236,869)  (9,623,310)  (6,055,093)  (12,582,643)  (6,774,039)
                                                ------------  ------------  -----------  -----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (57,631,663)    1,589,490   (8,380,463)  (1,484,539)  (11,476,379)  (5,451,163)
Contract owners' equity at beginning of period    57,631,663    56,042,173   36,848,675   38,333,214    60,299,222   65,750,385
                                                ------------  ------------  -----------  -----------  ------------  -----------
Contract owners' equity at end of period        $         --  $ 57,631,663  $28,468,212  $36,848,675  $ 48,822,843  $60,299,222
                                                ============  ============  ===========  ===========  ============  ===========

                                                    2007          2006          2007         2006         2007          2006
                                                ------------  ------------  -----------  -----------  ------------  -----------
Units, beginning of period                        1,856,764     2,214,546    1,674,427    1,974,172     4,404,715    4,911,027
Units issued                                         24,878       132,337      119,408      513,111       214,988      611,001
Units redeemed                                    1,881,642       490,119      541,071      812,856     1,130,301    1,117,313
                                                  ---------     ---------    ---------    ---------     ---------    ---------
Units, end of period                                     --     1,856,764    1,252,764    1,674,427     3,489,402    4,404,715
                                                  =========     =========    =========    =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Scudder Global             Scudder Global           Scudder Government
                                                      Blue Chip -- B             Discovery -- B             Securities -- B
                                                -------------------------  -------------------------  --------------------------
                                                    2007          2006         2007          2006         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  ------------
Income:
   Dividend distributions received              $     40,840  $    23,840  $    221,317  $   185,810  $  1,084,357  $  1,244,862
Expenses:
   Mortality and expense risk and
      administrative charges                          82,563      200,949       116,544      314,386       130,272       453,014
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net investment income (loss)                         (41,723)    (177,109)      104,773     (128,576)      954,085       791,848
                                                ------------  -----------  ------------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             2,334,700      900,164     1,528,248           --            --            --
   Net realized gain (loss)                        3,312,150    1,445,523     7,350,048    2,110,540      (708,956)     (700,050)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Realized gains (losses)                            5,646,850    2,345,687     8,878,296    2,110,540      (708,956)     (700,050)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (4,185,350)     947,074    (6,872,484)   1,600,792         9,534       332,762
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          1,419,777    3,115,652     2,110,585    3,582,756       254,663       424,560
                                                ------------  -----------  ------------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                  43,050      162,876       127,591      460,822       119,568       551,723
   Transfers between sub-accounts and the
      company                                    (15,534,063)   2,280,150   (21,621,927)     (72,770)  (23,975,978)   (9,050,584)
   Withdrawals                                      (536,351)  (1,991,223)   (1,191,563)  (1,971,549)   (1,078,532)   (4,683,580)
   Annual contract fee                               (28,390)     (53,734)      (47,138)     (87,199)      (51,593)     (124,243)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (16,055,754)     398,069   (22,733,037)  (1,670,696)  (24,986,535)  (13,306,684)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (14,635,977)   3,513,721   (20,622,452)   1,912,060   (24,731,872)  (12,882,124)
Contract owners' equity at beginning of period    14,635,977   11,122,256    20,622,452   18,710,392    24,731,872    37,613,996
                                                ------------  -----------  ------------  -----------  ------------  ------------
Contract owners' equity at end of period        $         --  $14,635,977  $         --  $20,622,452  $         --  $ 24,731,872
                                                ============  ===========  ============  ===========  ============  ============

                                                    2007          2006         2007          2006         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  ------------
Units, beginning of period                         488,934      474,629       585,121      637,190      1,870,394     2,908,202
Units issued                                        69,349      133,914        45,138       93,486         45,239       153,229
Units redeemed                                     558,283      119,609       630,259      145,555      1,915,633     1,191,037
                                                   -------      -------       -------      -------      ---------     ---------
Units, end of period                                    --      488,934            --      585,121             --     1,870,394
                                                   =======      =======       =======      =======      =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Scudder Growth &             Scudder Growth              Scudder Health
                                                       Income -- B               Allocation -- B              Sciences -- B
                                                -------------------------  ---------------------------  -------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  -----------  -------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $    233,941  $   169,379  $   2,780,724  $  1,159,352  $         --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                         149,585      432,156      2,102,173     2,233,159        67,650      211,108
                                                ------------  -----------  -------------  ------------  ------------  -----------
Net investment income (loss)                          84,356     (262,777)       678,551    (1,073,807)      (67,650)    (211,108)
                                                ------------  -----------  -------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received               366,812           --      7,096,640     1,183,759       760,422       53,374
   Net realized gain (loss)                        5,598,900    1,121,240     16,948,125     3,591,784     2,528,670      839,035
                                                ------------  -----------  -------------  ------------  ------------  -----------
Realized gains (losses)                            5,965,712    1,121,240     24,044,765     4,775,543     3,289,092      892,409
                                                ------------  -----------  -------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (5,103,399)   2,077,912    (18,102,523)   10,950,477    (2,165,959)    (152,030)
                                                ------------  -----------  -------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                            946,669    2,936,375      6,620,793    14,652,213     1,055,483      529,271
                                                ------------  -----------  -------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                 161,260      538,935      1,991,777     7,358,115        52,452      296,246
   Transfers between sub-accounts and the
      company                                    (27,701,052)     189,447   (138,220,939)  (11,157,541)  (13,512,771)    (863,929)
   Withdrawals                                    (1,751,366)  (2,788,861)   (11,323,803)   (6,152,940)     (660,026)  (1,173,726)
   Annual contract fee                               (51,356)    (114,714)      (440,602)     (484,796)      (25,618)     (63,841)
                                                ------------  -----------  -------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (29,342,514)  (2,175,193)  (147,993,567)  (10,437,162)  (14,145,963)  (1,805,250)
                                                ------------  -----------  -------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (28,395,845)     761,182   (141,372,774)    4,215,051   (13,090,480)  (1,275,979)
Contract owners' equity at beginning of period    28,395,845   27,634,663    141,372,774   137,157,723    13,090,480   14,366,459
                                                ------------  -----------  -------------  ------------  ------------  -----------
Contract owners' equity at end of period        $         --  $28,395,845  $          --  $141,372,774  $         --  $13,090,480
                                                ============  ===========  =============  ============  ============  ===========

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  -----------  -------------  ------------  ------------  -----------
Units, beginning of period                        1,335,429    1,448,903     8,914,489      9,592,705      644,651      737,353
Units issued                                         68,265      158,439       352,721      1,012,572        8,696       82,143
Units redeemed                                    1,403,694      271,913     9,267,210      1,690,788      653,347      174,845
                                                  ---------    ---------     ---------      ---------      -------      -------
Units, end of period                                     --    1,335,429            --      8,914,489           --      644,651
                                                  =========    =========     =========      =========      =======      =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                    Scudder             Scudder International
                                                 Scudder High Income -- B      International -- B         Select Equity -- B
                                                -------------------------  -------------------------  -------------------------
                                                    2007          2006         2007          2006         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  -----------
Income:
   Dividend distributions received              $  2,608,248  $ 2,909,448  $    712,059  $   479,250  $    817,258  $   568,341
Expenses:
   Mortality and expense risk and
      administrative charges                         196,658      595,866       190,119      508,138       191,945      546,734
                                                ------------  -----------  ------------  -----------  ------------  -----------
Net investment income (loss)                       2,411,590    2,313,582       521,940      (28,888)      625,313       21,607
                                                ------------  -----------  ------------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --           --            --           --     3,282,753           --
   Net realized gain (loss)                         (114,683)     113,179    12,976,027    2,945,386    11,052,163    3,398,766
                                                ------------  -----------  ------------  -----------  ------------  -----------
Realized gains (losses)                             (114,683)     113,179    12,976,027    2,945,386    14,334,916    3,398,766
                                                ------------  -----------  ------------  -----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (1,107,894)     571,687   (10,642,133)   3,725,572   (11,788,381)   3,751,202
                                                ------------  -----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          1,189,013    2,998,448     2,855,834    6,642,070     3,171,848    7,171,575
                                                ------------  -----------  ------------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                 203,600    1,153,334       145,731      508,347       184,301      859,797
   Transfers between sub-accounts and the
      company                                    (36,856,444)    (889,480)  (35,483,770)     630,604   (37,145,187)  (1,637,719)
   Withdrawals                                    (1,715,468)  (5,136,033)   (2,149,218)  (2,655,016)   (1,357,207)  (3,544,027)
   Annual contract fee                               (61,241)    (159,900)      (58,258)    (129,623)      (76,360)    (153,841)
                                                ------------  -----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (38,429,553)  (5,032,079)  (37,545,515)  (1,645,688)  (38,394,453)  (4,475,790)
                                                ------------  -----------  ------------  -----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (37,240,540)  (2,033,631)  (34,689,681)   4,996,382   (35,222,605)   2,695,785
Contract owners' equity at beginning of period    37,240,540   39,274,171    34,689,681   29,693,299    35,222,605   32,526,820
                                                ------------  -----------  ------------  -----------  ------------  -----------
Contract owners' equity at end of period        $         --  $37,240,540  $         --  $34,689,681  $         --  $35,222,605
                                                ============  ===========  ============  ===========  ============  ===========

                                                    2007          2006         2007          2006         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  -----------
Units, beginning of period                        1,894,211    2,164,971     1,291,046    1,364,754     1,276,899    1,452,299
Units issued                                         87,579      391,597        24,082      239,839        55,525      133,047
Units redeemed                                    1,981,790      662,357     1,315,128      313,547     1,332,424      308,447
                                                  ---------    ---------     ---------    ---------     ---------    ---------
Units, end of period                                     --    1,894,211            --    1,291,046            --    1,276,899
                                                  =========    =========     =========    =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Scudder Janus                Scudder                    Scudder
                                                   Growth & Income -- B      Mid Cap Growth -- B      Moderate Allocation -- B
                                                -------------------------  -----------------------  ---------------------------
                                                    2007          2006         2007        2006          2007          2006
                                                ------------  -----------  -----------  ----------  -------------  ------------
Income:
   Dividend distributions received              $     45,832  $    56,870  $      --    $     --    $   2,608,902  $  1,055,422
Expenses:
   Mortality and expense risk and
      administrative charges                         127,511      395,394       24,219      66,293      1,763,693     1,907,831
                                                ------------  -----------  -----------  ----------  -------------  ------------
Net investment income (loss)                         (81,679)    (338,524)     (24,219)    (66,293)       845,209      (852,409)
                                                ------------  -----------  -----------  ----------  -------------  ------------

Realized gains (losses) on investments:
   Capital gain distributions received                  --           --           --          --        4,316,802       844,337
   Net realized gain (loss)                        6,221,115    1,590,974    1,340,173     200,830     12,516,193     2,042,750
                                                ------------  -----------  -----------  ----------  -------------  ------------
Realized gains (losses)                            6,221,115    1,590,974    1,340,173     200,830     16,832,995     2,887,087
                                                ------------  -----------  -----------  ----------  -------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (5,226,272)     222,981     (899,424)    210,238    (12,943,446)    8,307,410
                                                ------------  -----------  -----------  ----------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                            913,164    1,475,431      416,530     344,775      4,734,758    10,342,088
                                                ------------  -----------  -----------  ----------  -------------  ------------
Changes from principal transactions:
   Purchase payments                                  76,956      409,771       10,523      45,074      1,231,252     6,216,297
   Transfers between sub-accounts and the
      company                                    (23,622,287)   1,163,270   (4,480,038)    111,776   (114,342,953)   (9,012,732)
   Withdrawals                                    (1,546,809)  (3,355,407)    (236,322)   (308,165)    (9,262,003)   (4,349,657)
   Annual contract fee                               (43,047)    (109,064)      (7,834)    (19,176)      (345,237)     (391,568)
                                                ------------  -----------  -----------  ----------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (25,135,187)  (1,891,430)  (4,713,671)   (170,491)  (122,718,941)   (7,537,660)
                                                ------------  -----------  -----------  ----------  -------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (24,222,023)    (415,999)  (4,297,141)    174,284   (117,984,183)    2,804,428
Contract owners' equity at beginning of period    24,222,023   24,638,022    4,297,141   4,122,857    117,984,183   115,179,755
                                                ------------  -----------  -----------  ----------  -------------  ------------
Contract owners' equity at end of period        $       --    $24,222,023  $      --    $4,297,141  $        --    $117,984,183
                                                ============  ===========  ===========  ==========  =============  ============

                                                    2007          2006         2007        2006          2007          2006
                                                ------------  -----------  -----------  ----------  -------------  ------------
Units, beginning of period                        1,146,082    1,239,716      178,399     187,221      7,758,551     8,270,783
Units issued                                         24,498      145,235       27,447      29,104        192,918       724,857
Units redeemed                                    1,170,580      238,869      205,846      37,926      7,951,469     1,237,089
                                                  ---------    ---------      -------     -------      ---------     ---------
Units, end of period                                   --      1,146,082         --       178,399           --       7,758,551
                                                  =========    =========      =======     =======      =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                                 Scudder
                                                 Scudder Money Market -- B   Scudder Real Estate -- B     Small Cap Growth -- B
                                                --------------------------  -------------------------  --------------------------
                                                     2007         2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Income:
   Dividend distributions received              $    477,661  $  1,435,330  $    167,243  $        --  $         --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges                         172,568       562,165       115,833      322,275       139,784       438,339
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net investment income (loss)                         305,093       873,165        51,410     (322,275)     (139,784)     (438,339)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --     2,883,607      346,948            --            --
   Net realized gain (loss)                          (17,102)       (2,794)    4,861,469    2,179,568     6,230,792     1,499,967
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses)                              (17,102)       (2,794)    7,745,076    2,526,516     6,230,792     1,499,967
                                                ------------  ------------  ------------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                             --            --    (7,190,110)   3,893,756    (4,269,462)     (204,018)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                            287,991       870,371       606,376    6,097,997     1,821,546       857,610
                                                ------------  ------------  ------------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                  20,423     1,271,653        76,248      529,585       127,265       761,571
   Transfers between sub-accounts and the
      company                                    (26,576,120)   16,394,529   (20,602,203)  (1,392,034)  (27,084,443)     (197,900)
   Withdrawals                                    (5,556,965)  (21,353,282)   (1,100,932)  (2,849,098)   (1,283,922)   (3,161,663)
   Annual contract fee                               (54,876)     (144,045)      (38,454)     (82,223)      (47,588)     (128,428)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (32,167,538)   (3,831,145)  (21,665,341)  (3,793,770)  (28,288,688)   (2,726,420)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (31,879,547)   (2,960,774)  (21,058,965)   2,304,227   (26,467,142)   (1,868,810)
Contract owners' equity at beginning of period    31,879,547    34,840,321    21,058,965   18,754,738    26,467,142    28,335,952
                                                ------------  ------------  ------------  -----------  ------------  ------------
Contract owners' equity at end of period        $         --  $ 31,879,547  $         --  $21,058,965  $         --  $ 26,467,142
                                                ============  ============  ============  ===========  ============  ============

                                                     2007         2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Units, beginning of period                        2,526,007     2,834,030       724,445      871,439     1,219,526     1,347,113
Units issued                                      1,089,360     3,391,759        12,824       87,833        15,718       140,720
Units redeemed                                    3,615,367     3,699,782       737,269      234,827     1,235,244       268,307
                                                  ---------     ---------       -------      -------     ---------     ---------
Units, end of period                                     --     2,526,007            --      724,445            --     1,219,526
                                                  =========     =========       =======      =======     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                          Scudder                   Scudder                    Scudder
                                                   Strategic Income -- B    Technology Growth -- B        Total Return -- B
                                                -------------------------  ------------------------  --------------------------
                                                    2007          2006         2007          2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received              $    767,737  $   636,494  $      --    $      --    $    559,201   $   457,339
Expenses:
   Mortality and expense risk and
      administrative charges                          72,149      210,999       48,424      156,624       104,518       322,986
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net investment income (loss)                         695,588      425,495      (48,424)    (156,624)      454,683       134,353
                                                ------------  -----------  -----------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                  --        131,631         --           --            --            --
   Net realized gain (loss)                          (56,951)    (122,269)   1,014,524      376,972     3,137,559       703,971
                                                ------------  -----------  -----------  -----------  ------------  ------------
Realized gains (losses)                              (56,951)       9,362    1,014,524      376,972     3,137,559       703,971
                                                ------------  -----------  -----------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                       (374,651)     458,390     (650,585)    (400,927)   (2,809,256)      779,610
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
      equity from operations                         263,986      893,247      315,515     (180,579)      782,986     1,617,934
                                                ------------  -----------  -----------  -----------  ------------  ------------
Changes from principal transactions:

   Purchase payments                                  42,104      316,195       41,688      280,311        51,317       441,995
   Transfers between sub-accounts and the
      company                                    (12,717,348)     195,037   (9,276,537)    (570,931)  (20,025,302)   (1,054,603)
   Withdrawals                                      (756,482)  (2,213,384)    (451,613)  (1,127,681)   (1,057,941)   (2,507,704)
   Annual contract fee                               (21,243)     (56,544)     (17,746)     (45,610)      (34,104)      (96,598)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (13,452,969)  (1,758,696)  (9,704,208)  (1,463,911)  (21,066,030)   (3,216,910)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (13,188,983)    (865,449)  (9,388,693)  (1,644,490)  (20,283,044)   (1,598,976)
Contract owners' equity at beginning of period    13,188,983   14,054,432    9,388,693   11,033,183    20,283,044    21,882,020
                                                ------------  -----------  -----------  -----------  ------------  ------------
Contract owners' equity at end of period        $       --    $13,188,983  $      --    $ 9,388,693  $       --     $20,283,044
                                                ============  ===========  ===========  ===========  ============  ============

                                                    2007          2006         2007         2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  ------------
Units, beginning of period                        907,113      1,035,117     419,618      487,534      1,149,979     1,341,758
Units issued                                       74,354        156,903      18,495       62,332         12,819        59,552
Units redeemed                                    981,467        284,907     438,113      130,248      1,162,798       251,331
                                                  -------      ---------     -------      -------      ---------     ---------
Units, end of period                                 --          907,113        --        419,618             --     1,149,979
                                                  =======      =========     =======      =======      =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Scudder Turner
                                                    Mid Cap Growth -- B      Small Cap Index Series I   Small Cap Index Series II
                                                --------------------------  -------------------------  --------------------------
                                                    2007          2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Income:
   Dividend distributions received              $         --  $         --  $    582,055  $   220,429  $  1,008,918  $    157,206
Expenses:
   Mortality and expense risk and
      administrative charges                          99,168       310,278       549,769      640,332     1,413,034       758,986
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net investment income (loss)                         (99,168)     (310,278)       32,286     (419,903)     (404,116)     (601,780)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             1,554,919     1,568,853     4,498,423    1,191,090     9,544,162     1,286,246
   Net realized gain (loss)                        2,555,204     1,351,924     2,842,184    3,204,863     2,399,866     3,879,170
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses)                            4,110,123     2,920,777     7,340,607    4,395,953    11,944,028     5,165,416
                                                ------------  ------------  ------------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (2,358,037)   (1,787,692)   (8,371,148)   2,092,540   (18,778,963)    2,016,972
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          1,652,918       822,807      (998,255)   6,068,590    (7,239,051)    6,580,608
                                                ------------  ------------  ------------  -----------  ------------  ------------
Changes from principal transactions:

   Purchase payments                                  38,131       539,843       189,988      468,142       881,300     1,436,818
   Transfers between sub-accounts and the
      company                                    (19,535,075)     (290,518)   (4,810,257)  (4,368,502)   73,035,707    (4,531,868)
   Withdrawals                                      (813,441)   (2,089,322)   (5,238,947)  (4,589,995)  (15,015,142)   (5,178,853)
   Annual contract fee                               (37,032)      (92,031)      (82,179)    (100,668)     (327,255)     (160,481)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (20,347,417)   (1,932,028)   (9,941,395)  (8,591,023)   58,574,610    (8,434,384)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (18,694,499)   (1,109,221)  (10,939,650)  (2,522,433)   51,335,559    (1,853,776)
Contract owners' equity at beginning of period    18,694,499    19,803,720    40,547,500   43,069,933    44,538,049    46,391,825
                                                ------------  ------------  ------------  -----------  ------------  ------------
Contract owners' equity at end of period        $         --  $ 18,694,499  $ 29,607,850  $40,547,500  $ 95,873,608  $ 44,538,049
                                                ============  ============  ============  ===========  ============  ============

                                                    2007          2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Units, beginning of period                         742,464       822,766      2,273,619    2,797,759     2,384,686     2,868,987
Units issued                                         5,752       132,319        126,030      265,582     4,474,349       291,613
Units redeemed                                     748,216       212,621        677,398      789,722     1,521,423       775,914
                                                   -------       -------      ---------    ---------     ---------     ---------
Units, end of period                                    --       742,464      1,722,251    2,273,619     5,337,612     2,384,686
                                                   =======       =======      =========    =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                         Small Cap                   Small Cap
                                                  Opportunities Series I      Opportunities Series II      Small Cap Value Focus
                                                --------------------------  ---------------------------  ------------------------
                                                    2007          2006          2007           2006          2007         2006
                                                ------------  ------------  ------------  -------------  -----------  -----------
Income:
   Dividend distributions received              $  1,407,198  $    697,617  $    889,918  $    390,481   $    15,574  $    17,763
Expenses:
   Mortality and expense risk and
      administrative charges                       1,127,702     1,436,557       948,663     1,164,712       202,049      235,118
                                                ------------  ------------  ------------  ------------   -----------  -----------
Net investment income (loss)                         279,496      (738,940)      (58,745)     (774,231)     (186,475)    (217,355)
                                                ------------  ------------  ------------  ------------   -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             4,278,210     2,609,401     3,379,998     1,912,237     1,967,696    2,592,041
   Net realized gain (loss)                        5,575,814     5,603,285     3,908,704     3,664,222       132,049      402,118
                                                ------------  ------------  ------------  ------------   -----------  -----------
Realized gains (losses)                            9,854,024     8,212,686     7,288,702     5,576,459     2,099,745    2,994,159
                                                ------------  ------------  ------------  ------------   -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (15,722,756)      801,868   (11,981,163)    1,026,805    (2,082,169)  (1,081,844)
                                                ------------  ------------  ------------  ------------   -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         (5,589,236)    8,275,614    (4,751,206)    5,829,033      (168,899)   1,694,960
                                                ------------  ------------  ------------  ------------   -----------  -----------
Changes from principal transactions:
   Purchase payments                                 315,579       683,060     1,657,413     2,832,398         3,575        2,384
   Transfers between sub-accounts and the
      company                                    (12,335,571)  (13,368,672)   (5,766,555)   (7,136,171)   (1,638,751)  (1,709,271)
   Withdrawals                                   (11,780,497)  (11,175,634)  (10,544,296)   (8,578,710)   (1,871,168)  (1,442,520)
   Annual contract fee                              (160,549)     (211,642)     (195,703)     (250,690)      (34,390)     (42,725)
                                                ------------  ------------  ------------  ------------   -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (23,961,038)  (24,072,888)  (14,849,141)  (13,133,173)   (3,540,734)  (3,192,132)
                                                ------------  ------------  ------------  ------------   -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (29,550,274)  (15,797,274)  (19,600,347)   (7,304,140)   (3,709,633)  (1,497,172)
Contract owners' equity at beginning of period    88,036,741   103,834,015    66,873,689    74,177,829    14,989,907   16,487,079
                                                ------------  ------------  ------------  ------------   -----------  -----------
Contract owners' equity at end of period        $ 58,486,467  $ 88,036,741  $ 47,273,342  $ 66,873,689   $11,280,274  $14,989,907
                                                ============  ============  ============  ============   ===========  ===========

                                                    2007          2006          2007           2006          2007         2006
                                                ------------  ------------  ------------  -------------  -----------  -----------
Units, beginning of period                         3,561,237     4,570,812     2,748,812     3,283,081       361,524      439,003
Units issued                                         164,272       275,815       236,177       369,096         6,265        1,956
Units redeemed                                     1,123,885     1,285,390       826,951       903,365        69,286       79,435
                                                   ---------     ---------     ---------     ---------       -------      -------
Units, end of period                               2,601,624     3,561,237     2,158,038     2,748,812       298,503      361,524
                                                   =========     =========     =========     =========       =======      =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       Small Company               Small Company                 Special
                                                      Value Series I              Value Series II            Value Series II
                                                --------------------------  --------------------------  ------------------------
                                                    2007          2006          2007          2006          2007         2006
                                                ------------  ------------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received              $    289,878  $    155,437  $         --  $         --  $    97,468  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                       2,874,171     3,425,647     2,488,167     2,932,586       75,068      108,775
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net investment income (loss)                      (2,584,293)   (3,270,210)   (2,488,167)   (2,932,586)      22,400     (108,775)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            28,431,903    35,840,666    23,085,510    28,080,440    1,945,473      737,885
   Net realized gain (loss)                       18,898,458    22,998,669    12,072,739    17,347,001   (1,759,735)     109,844
                                                ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses)                           47,330,361    58,839,335    35,158,249    45,427,441      185,738      847,729
                                                ------------  ------------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (47,276,330)  (26,558,093)  (35,483,958)  (20,248,781)    (249,660)    (176,738)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         (2,530,262)   29,011,032    (2,813,876)   22,246,074      (41,522)     562,216
                                                ------------  ------------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 901,028     1,503,945     6,184,923     8,661,035       29,052       86,661
   Transfers between sub-accounts and the
      company                                    (31,072,196)  (15,283,531)  (22,929,182)  (15,126,562)  (5,510,011)  (1,169,309)
   Withdrawals                                   (30,567,345)  (30,247,222)  (26,422,723)  (21,291,206)    (688,955)    (584,754)
   Annual contract fee                              (379,021)     (480,089)     (496,073)     (610,975)     (11,838)     (16,030)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (61,117,534)  (44,506,897)  (43,663,055)  (28,367,708)  (6,181,752)  (1,683,432)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (63,647,796)  (15,495,865)  (46,476,931)   (6,121,634)  (6,223,274)  (1,121,216)
Contract owners' equity at beginning of period   214,489,802   229,985,667   172,274,684   178,396,318    6,223,274    7,344,490
                                                ------------  ------------  ------------  ------------  -----------  -----------
Contract owners' equity at end of period        $150,842,006  $214,489,802  $125,797,753  $172,274,684  $        --  $ 6,223,274
                                                ============  ============  ============  ============  ===========  ===========

                                                    2007          2006          2007          2006          2007         2006
                                                ------------  ------------  ------------  ------------  -----------  -----------
Units, beginning of period                        9,132,897    11,132,817     8,526,743     9,974,649     298,427      383,567
Units issued                                        203,644       951,143       629,925     1,232,241      20,897      100,627
Units redeemed                                    2,737,764     2,951,063     2,675,723     2,680,147     319,324      185,767
                                                  ---------     ---------     ---------     ---------     -------      -------
Units, end of period                              6,598,777     9,132,897     6,480,945     8,526,743          --      298,427
                                                  =========     =========     =========     =========     =======      =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          Strategic Opportunities
                                                  Strategic Bond Series I    Strategic Bond Series II             Series I
                                                --------------------------  --------------------------  ---------------------------
                                                    2007          2006          2007          2006           2007          2006
                                                ------------  ------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions received              $ 11,694,963  $  9,591,649  $  8,136,499  $  6,516,829  $   2,252,181  $     38,769
Expenses:
   Mortality and expense risk and
      administrative charges                       1,896,059     2,080,359     1,517,547     1,576,011      1,407,019     4,707,704
                                                ------------  ------------  ------------  ------------  -------------  ------------
Net investment income (loss)                       9,798,904     7,511,290     6,618,952     4,940,818        845,162    (4,668,935)
                                                ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --            --             --            --
   Net realized gain (loss)                        2,100,498     3,493,352       307,318       282,839     49,892,089   (14,516,737)
                                                ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses)                            2,100,498     3,493,352       307,318       282,839     49,892,089   (14,516,737)
                                                ------------  ------------  ------------  ------------  -------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (13,838,800)   (3,774,084)   (8,647,220)     (631,857)   (32,592,900)   52,133,740
                                                ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                         (1,939,398)    7,230,558    (1,720,950)    4,591,800     18,144,351    32,948,068
                                                ------------  ------------  ------------  ------------  -------------  ------------
Changes from principal transactions:
   Purchase payments                                 368,223       653,123     5,285,360     8,294,638        666,295     1,842,558
   Transfers between sub-accounts and the
      company                                      6,092,390    (1,934,073)   (2,388,260)   (6,192,372)  (311,801,604)  (22,756,398)
   Withdrawals                                   (23,478,590)  (24,773,659)  (12,521,701)   (9,475,164)   (14,640,336)  (51,191,039)
   Annual contract fee                              (145,349)     (146,599)     (266,646)     (290,065)      (133,937)     (459,938)
                                                ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (17,163,326)  (26,201,208)   (9,891,247)   (7,662,963)  (325,909,582)  (72,564,817)
                                                ------------  ------------  ------------  ------------  -------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (19,102,724)  (18,970,650)  (11,612,197)   (3,071,163)  (307,765,231)  (39,616,749)
Contract owners' equity at beginning of period   135,033,371   154,004,021    97,092,302   100,163,465    307,765,231   347,381,980
                                                ------------  ------------  ------------  ------------  -------------  ------------
Contract owners' equity at end of period        $115,930,647  $135,033,371  $ 85,480,105  $ 97,092,302  $          --  $307,765,231
                                                ============  ============  ============  ============  =============  ============

                                                    2007          2006          2007          2006           2007          2006
                                                ------------  ------------  ------------  ------------  -------------  ------------
Units, beginning of period                        6,540,056     7,848,380     6,041,040     6,545,821     12,559,424    15,721,072
Units issued                                        821,030       706,656       974,241     1,234,175         78,005       296,036
Units redeemed                                    1,662,488     2,014,980     1,576,740     1,738,956     12,637,429     3,457,684
                                                  ---------     ---------     ---------     ---------     ----------    ----------
Units, end of period                              5,698,598     6,540,056     5,438,541     6,041,040             --    12,559,424
                                                  =========     =========     =========     =========     ==========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Strategic Opportunities    T Rowe Price Mid Value          Total Return
                                                        Series II                  Series II                  Series I
                                                -------------------------  ------------------------  --------------------------
                                                    2007          2006         2007         2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received              $    113,095  $        --  $   285,786  $     5,644  $ 19,743,403  $ 10,870,552
Expenses:
   Mortality and expense risk and
      administrative charges                         118,470      394,645      262,171      154,502     4,064,738     4,643,894
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net investment income (loss)                          (5,375)    (394,645)      23,615     (148,858)   15,678,665     6,226,658
                                                ------------  -----------  -----------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --           --    3,395,980      666,013            --            --
   Net realized gain (loss)                        7,131,556    2,024,688      307,284       98,094    (1,296,817)   (1,580,322)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Realized gains (losses)                            7,131,556    2,024,688    3,703,264      764,107    (1,296,817)   (1,580,322)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (5,821,557)     685,655   (3,958,027)   1,140,932     2,769,307       925,090
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          1,304,624    2,315,698     (231,148)   1,756,181    17,151,155     5,571,426
                                                ------------  -----------  -----------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 113,462      438,704      320,987    1,049,622     1,044,627     1,615,376
   Transfers between sub-accounts and the
      company                                    (23,531,409)    (596,573)   1,744,761    9,108,257    (3,693,585)  (14,962,907)
   Withdrawals                                      (894,506)  (3,219,514)  (2,763,461)  (1,071,859)  (45,685,506)  (45,980,473)
   Annual contract fee                               (15,544)     (81,841)     (39,016)     (20,106)     (488,211)     (595,314)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (24,327,997)  (3,459,224)    (736,729)   9,065,914   (48,822,675)  (59,923,318)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (23,023,373)  (1,143,526)    (967,877)  10,822,095   (31,671,520)  (54,351,892)
Contract owners' equity at beginning of period    23,023,373   24,166,899   15,484,097    4,662,002   286,638,279   340,990,171
                                                ------------  -----------  -----------  -----------  ------------  ------------
Contract owners' equity at end of period        $         --  $23,023,373  $14,516,220  $15,484,097  $254,966,759  $286,638,279
                                                ============  ===========  ===========  ===========  ============  ============

                                                    2007          2006         2007         2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  ------------
Units, beginning of period                        1,732,901    2,006,253      937,625      333,806    17,147,454    20,827,660
Units issued                                         23,750      219,762      438,720      854,509     1,471,745     1,153,694
Units redeemed                                    1,756,651      493,114      486,377      250,690     4,333,921     4,833,900
                                                  ---------    ---------      -------      -------    ----------    ----------
Units, end of period                                     --    1,732,901      889,968      937,625    14,285,278    17,147,454
                                                  =========    =========      =======      =======    ==========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       Total Return         Total Stock Market Index  Total Stock Market Index
                                                         Series II                  Series I                  Series II
                                                --------------------------  ------------------------  ------------------------
                                                    2007          2006          2007         2006         2007         2006
                                                ------------  ------------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received              $ 14,728,659  $  7,716,064  $   618,379  $   298,571  $   941,951  $   262,683
Expenses:
   Mortality and expense risk and
      administrative charges                       3,347,073     3,734,827      437,692      453,688    1,008,169      497,344
                                                ------------  ------------  -----------  -----------  -----------  -----------
Net investment income (loss)                      11,381,586     3,981,237      180,687     (155,117)     (66,218)    (234,661)
                                                ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --    1,014,193      159,712    2,378,784      167,716
   Net realized gain (loss)                       (1,332,795)   (3,475,942)   2,970,974    2,575,794    1,759,759    2,533,996
                                                ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses)                           (1,332,795)   (3,475,942)   3,985,167    2,735,506    4,138,543    2,701,712
                                                ------------  ------------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                      2,738,206     3,048,136   (3,041,100)   1,161,615   (4,235,649)   1,212,537
                                                ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         12,786,997     3,553,431    1,124,754    3,742,004     (163,324)   3,679,588
                                                ------------  ------------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                              11,284,526    12,065,745      154,688      307,356      820,343    1,785,719
   Transfers between sub-accounts and the
      company                                     (1,106,279)  (16,041,932)  (3,159,475)  (2,153,437)  51,076,480   (2,757,681)
   Withdrawals                                   (33,298,535)  (33,237,451)  (3,523,260)  (2,738,148)  (9,867,418)  (3,690,817)
   Annual contract fee                              (544,957)     (633,155)     (53,005)     (60,836)    (246,818)    (108,941)
                                                ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (23,665,245)  (37,846,793)  (6,581,052)  (4,645,065)  41,782,587   (4,771,720)
                                                ------------  ------------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (10,878,248)  (34,293,362)  (5,456,298)    (903,061)  41,619,263   (1,092,132)
Contract owners' equity at beginning of period   215,790,354   250,083,716   30,453,298   31,356,359   30,202,803   31,294,935
                                                ------------  ------------  -----------  -----------  -----------  -----------
Contract owners' equity at end of period        $204,912,106  $215,790,354  $24,997,000  $30,453,298  $71,822,066  $30,202,803
                                                ============  ============  ===========  ===========  ===========  ===========

                                                    2007          2006          2007         2006         2007         2006
                                                ------------  ------------  -----------  -----------  -----------  -----------
Units, beginning of period                       14,889,527    17,548,117    2,366,410    2,760,612    1,795,635    2,109,078
Units issued                                      2,159,802     2,131,848      185,259      353,595    3,446,980      281,005
Units redeemed                                    3,749,463     4,790,438      676,327      747,797    1,124,301      594,448
                                                 ----------    ----------    ---------    ---------    ---------    ---------
Units, end of period                             13,299,866    14,889,527    1,875,342    2,366,410    4,118,314    1,795,635
                                                 ==========    ==========    =========    =========    =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                             U.S. Global Leaders
                                                     U.S. Core Series I           U.S. Core Series II          Growth Series I
                                                ----------------------------  --------------------------  ------------------------
                                                     2007           2006          2007          2006          2007         2006
                                                -------------  -------------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received              $  14,059,110  $   9,952,003  $  1,284,606  $    879,735  $   347,431  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                        9,510,009     11,466,018     1,129,876     1,346,023      431,577      512,211
                                                -------------  -------------  ------------  ------------  -----------  -----------
Net investment income (loss)                        4,549,101     (1,514,015)      154,730      (466,288)     (84,146)    (512,211)
                                                -------------  -------------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             54,543,863     95,657,851     5,989,776    10,083,242           --      337,444
   Net realized gain (loss)                       (62,920,640)   (92,024,515)    2,416,010     3,273,386      775,242      434,554
                                                -------------  -------------  ------------  ------------  -----------  -----------
Realized gains (losses)                            (8,376,777)     3,633,336     8,405,786    13,356,628      775,242      771,998
                                                -------------  -------------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                       6,124,930     52,628,466    (8,656,596)   (7,320,532)    (112,208)    (356,565)
                                                -------------  -------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           2,297,254     54,747,787       (96,080)    5,569,808      578,888      (96,778)
                                                -------------  -------------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                2,313,430      3,222,490       659,979     1,334,947      158,818      232,316
   Transfers between sub-accounts and the
      company                                     (64,327,801)   (84,444,056)   (7,390,957)   (9,483,407)  (2,301,550)  (1,760,632)
   Withdrawals                                   (116,470,597)  (126,802,674)  (10,329,977)  (10,014,966)  (4,744,538)  (4,592,817)
   Annual contract fee                               (831,405)    (1,080,791)     (229,449)     (276,331)     (75,410)     (90,070)
                                                -------------  -------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (179,316,373)  (209,105,031)  (17,290,404)  (18,439,757)  (6,962,680)  (6,211,203)
                                                -------------  -------------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (177,019,119)  (154,357,244)  (17,386,484)  (12,869,949)  (6,383,792)  (6,307,981)
Contract owners' equity at beginning of period    728,071,238    882,428,482    78,112,703    90,982,652   31,620,847   37,928,828
                                                -------------  -------------  ------------  ------------  -----------  -----------
Contract owners' equity at end of period        $ 551,052,119  $ 728,071,238  $ 60,726,219  $ 78,112,703  $25,237,055  $31,620,847
                                                =============  =============  ============  ============  ===========  ===========

                                                     2007           2006          2007          2006          2007         2006
                                                -------------  -------------  ------------  ------------  -----------  -----------
Units, beginning of period                        29,245,565     37,957,189     5,504,158     6,877,558    2,430,020    2,922,677
Units issued                                         260,785        390,804       147,049       255,869      117,634      211,814
Units redeemed                                     7,211,571      9,102,428     1,347,916     1,629,269      647,203      704,471
                                                  ----------     ----------     ---------     ---------    ---------    ---------
Units, end of period                              22,294,779     29,245,565     4,303,291     5,504,158    1,900,451    2,430,020
                                                  ==========     ==========     =========     =========    =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   U.S. Global Leaders    U.S. Government Securities  U.S. Government Securities
                                                    Growth Series II               Series I                   Series  II
                                                ------------------------  --------------------------  --------------------------
                                                    2007         2006         2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $   198,280  $        --  $ 10,570,930  $  7,793,871  $  5,668,492  $  4,030,424
Expenses:
   Mortality and expense risk and
      administrative charges                        373,055      451,592     1,946,924     2,263,133     1,164,159     1,296,550
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)                       (174,775)    (451,592)    8,624,006     5,530,738     4,504,333     2,733,874
                                                -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                   --      280,440            --            --            --            --
   Net realized gain (loss)                         678,625      388,972    (2,191,076)   (2,939,352)   (1,024,622)   (1,826,306)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)                             678,625      669,412    (2,191,076)   (2,939,352)   (1,024,622)   (1,826,306)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                       (72,733)    (392,048)   (4,359,727)    1,408,182    (2,533,123)      851,711
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                           431,117     (174,228)    2,073,203     3,999,568       946,588     1,759,279
                                                -----------  -----------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                376,161      525,148       965,956       630,137     2,917,349     3,418,182
   Transfers between sub-accounts and the
      company                                    (2,672,345)  (3,150,322)    4,411,606    (9,217,503)    4,978,617    (5,718,588)
   Withdrawals                                   (3,839,261)  (3,429,445)  (23,290,640)  (29,236,739)  (12,960,529)  (14,316,975)
   Annual contract fee                              (78,108)     (94,035)     (179,845)     (217,147)     (165,632)     (182,371)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (6,213,553)  (6,148,654)  (18,092,923)  (38,041,252)   (5,230,195)  (16,799,752)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (5,782,436)  (6,322,882)  (16,019,720)  (34,041,684)   (4,283,607)  (15,040,473)
Contract owners' equity at beginning of period   25,697,974   32,020,856   136,847,385   170,889,069    74,547,788    89,588,261
                                                -----------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $19,915,538  $25,697,974  $120,827,665  $136,847,385  $ 70,264,181  $ 74,547,788
                                                ===========  ===========  ============  ============  ============  ============

                                                    2007         2006         2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period                       1,984,361    2,469,473     7,000,426     9,009,326     5,486,202     6,759,436
Units issued                                        78,057      149,150     1,128,168       697,963     1,679,580     1,294,102
Units redeemed                                     552,781      634,262     1,975,138     2,706,863     2,058,139     2,567,336
                                                 ---------    ---------     ---------     ---------     ---------     ---------
Units, end of period                             1,509,637    1,984,361     6,153,456     7,000,426     5,107,643     5,486,202
                                                 =========    =========     =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    U.S. High Yield        U.S. Large Cap Value        U.S. Large Cap Value
                                                       Series II                 Series I                    Series II
                                                ----------------------  --------------------------  --------------------------
                                                   2007        2006         2007          2006          2007          2006
                                                ----------  ----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  237,233  $   73,721  $  2,631,686  $  1,736,856  $    686,284  $    432,956
Expenses:
   Mortality and expense risk and
      administrative charges                        38,122      36,496     3,721,139     4,387,679     1,523,914     1,724,120
                                                ----------  ----------  ------------  ------------  ------------  ------------
Net investment income (loss)                       199,111      37,225    (1,089,453)   (2,650,823)     (837,630)   (1,291,164)
                                                ----------  ----------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                  --          --            --            --            --            --
   Net realized gain (loss)                         15,157      46,495    26,371,067    20,601,294    10,820,446    11,795,517
                                                ----------  ----------  ------------  ------------  ------------  ------------
Realized gains (losses)                             15,157      46,495    26,371,067    20,601,294    10,820,446    11,795,517
                                                ----------  ----------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (183,812)     86,894   (26,522,699)    7,562,352   (10,557,642)   (1,690,201)
                                                ----------  ----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                           30,456     170,614    (1,241,085)   25,512,823      (574,826)    8,814,152
                                                ----------  ----------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                51,359      52,355     1,061,619     1,532,145     3,984,790     2,733,983
   Transfers between sub-accounts and the
      company                                      123,537   1,392,116   (30,754,880)  (35,211,240)  (13,042,116)  (13,289,650)
   Withdrawals                                    (617,194)   (341,327)  (40,481,917)  (37,739,086)  (12,548,683)  (11,607,732)
   Annual contract fee                              (4,068)     (5,135)     (509,892)     (629,484)     (301,476)     (369,336)
                                                ----------  ----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             (446,366)  1,098,009   (70,685,070)  (72,047,665)  (21,907,485)  (22,532,735)
                                                ----------  ----------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         (415,910)  1,268,623   (71,926,155)  (46,534,842)  (22,482,311)  (13,718,583)
Contract owners' equity at beginning of period   2,539,468   1,270,845   275,659,074   322,193,916   101,074,243   114,792,826
                                                ----------  ----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $2,123,558  $2,539,468  $203,732,919  $275,659,074  $ 78,591,932  $101,074,243
                                                ==========  ==========  ============  ============  ============  ============

                                                   2007        2006         2007          2006          2007          2006
                                                ----------  ----------  ------------  ------------  ------------  ------------
Units, beginning of period                        183,393      98,804    18,402,991    23,450,735     6,320,408     7,796,497
Units issued                                      276,873     306,735       391,484       872,119       475,365       643,761
Units redeemed                                    308,593     222,146     4,936,868     5,919,863     1,753,447     2,119,850
                                                  -------     -------    ----------    ----------     ---------     ---------
Units, end of period                              151,673     183,393    13,857,607    18,402,991     5,042,326     6,320,408
                                                  =======     =======    ==========    ==========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                UBS Large Cap
                                                   Series I    UBS Large Cap Series II      Utilities Series I
                                                -------------  -----------------------  --------------------------
                                                     2007          2007        2006         2007          2006
                                                -------------  -----------  ----------  ------------  ------------
Income:
   Dividend distributions received               $  1,432,907  $    84,192  $    2,527  $  1,120,666  $  1,081,136
Expenses:
   Mortality and expense risk and
      administrative charges                        2,700,096      228,671      18,664       891,674       720,208
                                                 ------------  -----------  ----------  ------------  ------------
Net investment income (loss)                       (1,267,189)    (144,479)    (16,137)      228,992       360,928
                                                 ------------  -----------  ----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             11,379,074      914,063      23,542    13,372,632     5,654,947
   Net realized gain (loss)                           639,965     (982,335)     39,897     6,851,104     4,934,565
                                                 ------------  -----------  ----------  ------------  ------------
Realized gains (losses)                            12,019,039      (68,272)     63,439    20,223,736    10,589,512
                                                 ------------  -----------  ----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (25,463,388)  (1,990,142)    106,007    (7,484,610)    1,429,707
                                                 ------------  -----------  ----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                         (14,711,538)  (2,202,893)    153,309    12,968,118    12,380,147
                                                 ------------  -----------  ----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                  823,642      185,628     346,460       438,643       473,490
   Transfers between sub-accounts and the
      company                                     289,244,857   20,473,243     457,267     1,722,631       249,536
   Withdrawals                                    (30,297,209)  (1,967,968)    (57,474)  (11,744,139)   (6,079,476)
   Annual contract fee                               (234,009)     (54,396)     (1,849)     (129,852)     (111,855)
                                                 ------------  -----------  ----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             259,537,281   18,636,507     744,404    (9,712,717)   (5,468,305)
                                                 ------------  -----------  ----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         244,825,743   16,433,614     897,713     3,255,401     6,911,842
Contract owners' equity at beginning of period             --    1,732,989     835,276    54,991,555    48,079,713
                                                 ------------  -----------  ----------  ------------  ------------
Contract owners' equity at end of period         $244,825,743  $18,166,603  $1,732,989  $ 58,246,956  $ 54,991,555
                                                 ============  ===========  ==========  ============  ============

                                                     2007          2007        2006         2007          2006
                                                -------------  -----------  ----------  ------------  ------------
Units, beginning of period                                --      111,882      60,633     3,126,751     3,527,852
Units issued                                      18,565,917    1,413,129      97,484     1,153,284     1,159,949
Units redeemed                                     2,804,552      346,650      46,235     1,639,910     1,561,050
                                                  ----------    ---------     -------     ---------     ---------
Units, end of period                              15,761,365    1,178,361     111,882     2,640,125     3,126,751
                                                  ==========    =========     =======     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Utilities Series II          Value Series I             Value Series II
                                                -------------------------  --------------------------  -------------------------
                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $  1,032,155  $ 1,067,938  $  2,339,011  $    661,048  $    547,266  $    88,350
Expenses:
   Mortality and expense risk and
      administrative charges                       1,031,892      828,078     2,621,572     2,589,478       877,258      723,371
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net investment income (loss)                             263      239,860      (282,561)   (1,928,430)     (329,992)    (635,021)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            14,884,648    6,040,657    49,273,071    24,499,393    15,635,690    6,126,383
   Net realized gain (loss)                        5,769,745    3,696,250    15,887,099    15,845,592     2,955,928    3,557,207
                                                ------------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses)                           20,654,393    9,736,907    65,160,170    40,344,985    18,591,618    9,683,590
                                                ------------  -----------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (7,147,678)   3,055,538   (52,902,867)   (7,557,978)  (15,022,089)  (1,151,657)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         13,506,978   13,032,305    11,974,742    30,858,577     3,239,537    7,896,912
                                                ------------  -----------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                               1,034,798    2,949,795       682,201     1,061,161     4,510,994    5,775,771
   Transfers between sub-accounts and the
      company                                      2,724,184      953,232   (10,277,247)   (4,671,118)   (3,835,858)   3,549,292
   Withdrawals                                   (10,193,756)  (6,858,962)  (28,388,555)  (24,230,967)   (7,341,272)  (5,144,924)
   Annual contract fee                              (197,361)    (158,931)     (299,096)     (311,608)     (145,073)    (138,770)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions             (6,632,135)  (3,114,866)  (38,282,697)  (28,152,532)   (6,811,209)   4,041,369
                                                ------------  -----------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                          6,874,843    9,917,439   (26,307,955)    2,706,045    (3,571,672)  11,938,281
Contract owners' equity at beginning of period    58,597,360   48,679,921   180,670,849   177,964,804    54,276,690   42,338,409
                                                ------------  -----------  ------------  ------------  ------------  -----------
Contract owners' equity at end of period        $ 65,472,203  $58,597,360  $154,362,894  $180,670,849  $ 50,705,018  $54,276,690
                                                ============  ===========  ============  ============  ============  ===========

                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  ------------  ------------  -----------
Units, beginning of period                        2,218,803    2,374,624     7,252,323     8,520,736     2,811,426    2,595,648
Units issued                                        711,474      878,798       513,191     1,290,010       998,012    1,613,430
Units redeemed                                      946,312    1,034,619     1,941,683     2,558,423     1,298,173    1,397,652
                                                  ---------    ---------     ---------     ---------     ---------    ---------
Units, end of period                              1,983,965    2,218,803     5,823,831     7,252,323     2,511,265    2,811,426
                                                  =========    =========     =========     =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Wellington Small Cap       Wellington Small Cap      Wells Capital Core
                                                    Growth Series II           Value Series II           Bond Series II
                                                ------------------------  -------------------------  ----------------------
                                                    2007         2006         2007          2006        2007        2006
                                                -----------  -----------  ------------  -----------  ----------  ----------
Income:
   Dividend distributions received              $        --  $        --  $    401,799  $        --  $  184,072  $   24,868
Expenses:
   Mortality and expense risk and
      administrative charges                        525,751      459,672     1,104,178      700,639      39,357      18,036
                                                -----------  -----------  ------------  -----------  ----------  ----------
Net investment income (loss)                       (525,751)    (459,672)     (702,379)    (700,639)    144,715       6,832
                                                -----------  -----------  ------------  -----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            7,990,803           --    13,639,426    6,853,145          --          --
   Net realized gain (loss)                          (5,366)   2,090,682      (549,017)  (1,968,524)     25,885       1,067
                                                -----------  -----------  ------------  -----------  ----------  ----------
Realized gains (losses)                           7,985,437    2,090,682    13,090,409    4,884,621      25,885       1,067
                                                -----------  -----------  ------------  -----------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                    (4,043,961)     721,704   (15,714,200)   2,936,137     (47,426)     27,008
                                                -----------  -----------  ------------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                         3,415,725    2,352,714    (3,326,170)   7,120,119     123,174      34,907
                                                -----------  -----------  ------------  -----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                              3,071,003    4,822,952     3,685,194    3,356,522       6,214      71,807
   Transfers between sub-accounts and the
      company                                     6,828,232    6,956,279     8,274,065   28,278,476   2,617,126     741,894
   Withdrawals                                   (5,548,495)  (2,653,830)  (10,031,534)  (5,120,170)   (613,090)    (50,725)
   Annual contract fee                              (66,736)     (66,799)     (135,708)     (95,540)     (3,218)     (2,428)
                                                -----------  -----------  ------------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions             4,284,004    9,058,602     1,792,017   26,419,288   2,007,032     760,548
                                                -----------  -----------  ------------  -----------  ----------  ----------
Total increase (decrease) in contract owners'
   equity                                         7,699,729   11,411,316    (1,534,153)  33,539,407   2,130,206     795,455
Contract owners' equity at beginning of period   29,890,947   18,479,631    66,825,650   33,286,243   1,493,972     698,517
                                                -----------  -----------  ------------  -----------  ----------  ----------
Contract owners' equity at end of period        $37,590,676  $29,890,947  $ 65,291,497  $66,825,650  $3,624,178  $1,493,972
                                                ===========  ===========  ============  ===========  ==========  ==========

                                                    2007         2006         2007          2006        2007        2006
                                                -----------  -----------  ------------  -----------  ----------  ----------
Units, beginning of period                       1,718,376    1,168,765     4,011,905    2,336,746     117,383      55,998
Units issued                                     1,359,991    2,220,806     2,328,719    3,125,441     331,097     135,133
Units redeemed                                   1,127,995    1,671,195     2,204,671    1,450,282     175,903      73,748
                                                 ---------    ---------     ---------    ---------     -------     -------
Units, end of period                             1,950,372    1,718,376     4,135,953    4,011,905     272,577     117,383
                                                 =========    =========     =========    =========     =======     =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

1. ORGANIZATION

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the "Account") is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the "Company"). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 137 sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Trust (the "Trust"), and 6 sub-accounts that are invested in portfolios of other Outside Trusts (the "Outside Trusts"). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products:
Venture, Vantage, Vision, Venture III, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer three classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II and Series NAV shares of the Trust differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2007

1. ORGANIZATION (CONTINUED)

Sub-accounts closed or opened in 2007 are as follows:

SUB-ACCOUNTS CLOSED                               2007
-------------------                              ------
Strategic Opportunities Series I                 Apr 27
Strategic Opportunities Series II                Apr 27
Invesco Utilities                                 May 3
Alger American Balanced                           May 3
Alger American Leveraged All Cap                  May 3
Credit Suisse Emerging Markets                    May 3
Credit Suisse Global Post Venture Capital         May 3
Dreyfus Socially Responsible Growth               May 3
Dreyfus IP Midcap Stock                           May 3
Scudder Blue Chip -- B                            May 3
Scudder Bond -- B                                 May 3
Scudder Capital Growth -- B                       May 3
Scudder Davis Venture Value -- B                  May 3
Scudder Dreman High Return Equity -- B            May 3
Scudder Dreman Small Cap Value -- B               May 3
Scudder Global Blue Chip -- B                     May 3
Scudder Global Discovery -- B                     May 3
Scudder Government Securities -- B                May 3
Scudder Growth & Income -- B                      May 3
Scudder Health Sciences -- B                      May 3
Scudder High Income -- B                          May 3
Scudder International -- B                        May 3
Scudder International Select Equity -- B          May 3
Scudder Janus Growth & Income -- B                May 3
Scudder Mid Cap Growth -- B                       May 3
Scudder Contrarian Value -- B                     May 3
Scudder Money Market -- B                         May 3
Scudder Real Estate -- B                          May 3
Scudder Small Cap Growth -- B                     May 3
Scudder Strategic Income -- B                     May 3
Scudder Technology Growth -- B                    May 3
Scudder Total Return -- B                         May 3
Scudder Turner Mid Cap Growth -- B                May 3
Special Value Series II                           Nov 9
Scudder Conservative Allocation -- B             Dec 12
Scudder Growth Allocation -- B                   Dec 12
Scudder Moderate Allocation -- B                 Dec 12

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2007

1. ORGANIZATION (CONTINUED)

SUB-ACCOUNTS OPENED                               2007
-------------------                              ------
American Asset Allocation Series II               May 1
American Asset High-Income Bond Series II         May 1
American Global Growth Series II                  May 1
American Global Small Capitalization Series II    May 1
American New World Series II                      May 1
Founding Allocation Series II                     May 1
High Income Series II                             May 1
Mid Cap Intersection Series II                    May 1
500 Index Fund B Series NAV                       May 3
International Equity Index B Series NAV           May 3
Money Market B Series NAV                         May 3
Bond Index Trust A Series II                      May 3
UBS Large Cap Series I                            May 3
American Fundamental Holdings Series II          Nov 12
American Global Diversification Series II        Nov 12

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed investment return is 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

EXPENSES

The Company assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates ranging from .45% to 2.05%, depending on the type of contract, of net assets of the sub-account. The Company makes certain other deductions from contract owner payments for premium taxes, rider fees, surrender fees, and annual contract fees, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2007.

STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, FAIR VALUE MEASUREMENTS ("SFAS 157")

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair value items valued using the lowest hierarchy level.

SFAS 157 will be effective for the Account beginning January 1, 2008 and will then be prospectively applicable. The Account expects that the adoption of SFAS 157 will not have a material effect on its financial position and results of operations.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109

In July 2006, the FASB released "Accounting for Uncertainty in Income Taxes" ("FIN 48") to clarify accounting for income taxes recognized in the financial statements in accordance with FASB 109, "Accounting for Income Taxes." FIN 48 is effective for fiscal years beginning after December 15, 2006 and prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expect to take on a tax return. Upon adoption, as of January 1, 2007, FIN 48 had no impact on the financial statements of the Account.

RECLASSIFICATION

Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

3. TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. The Company has underwriting and distribution agreements with its affiliate, John Hancock Distributors, LLC ("JH Distributors"). JH Distributors is owned by the Company. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by the Company, serves as investment adviser for the Trust.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2007 were as follows:

Sub-account                                           Purchases        Sales
-----------                                        --------------  ------------
500 Index Fund B Series NAV                        $  110,678,674  $ 23,755,571
500 Index Series I                                     14,271,826    48,576,072
500 Index Series II                                     7,818,379    28,850,665
Active Bond Series I                                   16,053,432    29,431,886
Active Bond Series II                                 123,125,705    98,641,774
Alger American Balanced                                   129,848    29,175,160
Alger American Leveraged All Cap                          814,651    12,705,174
All Cap Core Series I                                   5,913,263    47,435,318
All Cap Core Series II                                 13,032,971     6,567,877
All Cap Growth Series I                                 3,121,922    58,952,666
All Cap Growth Series II                                2,915,481     6,904,697
All Cap Value Series I                                 24,449,685    18,247,837
All Cap Value Series II                                21,628,686    18,055,961
American Asset Allocation Series II                   502,341,785    13,172,260
American Asset High-Income Bond Series II              48,931,258     2,945,886
American Blue-Chip Income & Growth Series II           41,163,492    52,010,127
American Bond Series II                               463,539,207    50,861,554
American Century - Small Company Series II              1,077,556     3,720,252
American Fundamental Holdings Series II                54,359,906       531,717
American Global Diversification Series II             105,236,926       597,562
American Global Growth Series II                      223,144,626     9,200,098
American Global Small Capitalization Series II         93,684,490     8,805,760
American Growth Series II                             415,975,777   190,321,372
American Growth-Income Series II                      337,051,600   121,500,780
American International Series II                      278,604,208   152,529,655
American New World Series II                           84,279,805     8,527,057
Basic Value Focus                                       3,260,119     8,854,433
Blue Chip Growth Series I                              19,964,432   155,319,512
Blue Chip Growth Series II                             24,855,851    41,244,601
Bond Index Trust A Series II                              872,965       421,607
Capital Appreciation Series I                          10,535,098    66,992,205
Capital Appreciation Series II                          9,109,840    33,537,141
CGTC Overseas Equity Series II                          4,300,290     4,127,911
Credit Suisse Emerging Markets                            660,993    19,657,335
Credit Suisse Global Post Venture Capital                 159,498     3,887,819
Dreyfus IP Midcap Stock                                 4,637,046    40,847,486
Dreyfus Socially Responsible Growth                        64,879     2,133,316
Dynamic Growth Series I                                 8,305,045    30,088,380
Dynamic Growth Series II                                3,678,492    11,590,202
Emerging Growth Series II                               8,244,026     9,087,370
Emerging Small Company Series I                        25,378,041    31,877,543
Emerging Small Company Series II                       15,724,531    18,266,510
Equity-Income Series I                                105,977,879   166,924,824
Equity-Income Series II                                68,402,907    81,349,281
Financial Services Series I                            13,154,174    22,666,421
Financial Services Series II                           16,771,219    24,929,911
Founding Allocation Series II                       1,141,684,938    41,262,499
Fundamental Value Series I                             19,959,590    43,977,548
Fundamental Value Series II                           132,053,534    79,018,377

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                           Purchases        Sales
-----------                                        --------------  ------------
Global Allocation Series I                         $   19,567,403  $ 22,645,733
Global Allocation Series II                            82,682,492    31,028,855
Global Bond Series I                                   32,609,735    34,240,421
Global Bond Series II                                  70,468,551    44,830,259
Global Trust Series I                                  20,898,232    55,821,848
Global Trust Series II                                 47,269,062    21,798,091
Health Sciences Series I                               28,568,634    28,490,631
Health Sciences Series II                              28,876,809    27,223,774
High Income Series II                                  12,113,147    10,434,055
High Yield Series I                                    42,349,136    66,471,790
High Yield Series II                                   33,562,799    47,526,436
Income & Value Series I                                37,385,642    73,929,306
Income & Value Series II                               14,631,881    19,144,528
Independence Investment LLC Small Cap Series II         1,068,227       972,395
Index Allocation Series II                            227,705,038    22,392,318
International Core Series I                            26,288,943    36,233,721
International Core Series II                           31,206,289    21,596,964
International Equity Index B Series NAV                61,491,365    19,815,601
International Small Cap Series I                       72,714,418    59,976,445
International Small Cap Series II                      59,384,052    33,654,108
International Value Series I                           85,058,141   116,027,951
International Value Series II                         108,230,490    79,884,478
Invesco Utilities                                         645,590     8,431,244
Investment Quality Bond Series I                       24,179,735    36,816,616
Investment Quality Bond Series II                      44,104,587    25,364,913
John Hancock International Equity Index Series I        8,401,944    28,530,530
John Hancock International Equity Index Series II       7,786,462    19,429,426
John Hancock Strategic Income Series II                 5,064,826     8,186,934
Large Cap Value Series I                               15,828,703    33,758,987
Large Cap Value Series II                              10,822,390    24,578,840
Lifestyle Aggressive Series I                          64,864,306    96,924,323
Lifestyle Aggressive Series II                         77,752,338    91,621,575
Lifestyle Balanced Series I                           193,760,696   246,753,686
Lifestyle Balanced Series II                        2,358,182,109   219,667,902
Lifestyle Conservative Series I                       124,531,489   115,742,892
Lifestyle Conservative Series II                      388,911,537   173,061,132
Lifestyle Growth Series I                             193,014,056   284,276,524
Lifestyle Growth Series II                          3,658,495,107   316,838,025
Lifestyle Moderate Series I                            98,162,115   103,668,112
Lifestyle Moderate Series II                          618,299,183   139,878,962
LMFC Core Equity Series II                             12,809,000    16,884,808
Marisco International Opportunities Series II          79,097,658    38,837,001
Mid Cap Index Series I                                 16,665,858    25,933,817
Mid Cap Index Series II                                61,353,448    34,403,727
Mid Cap Intersection Series II                          2,495,098       296,301
Mid Cap Stock Series I                                100,173,349   101,087,400
Mid Cap Stock Series II                                81,381,350    51,805,327
Mid Cap Value Series I                                 60,610,456    64,747,126
Mid Cap Value Series II                                59,265,571    62,112,696

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                          Purchases       Sales
-----------                                        ------------  ------------
ML Global Allocation                               $    136,826  $    526,136
Money Market B Series NAV                            77,492,228    34,345,702
Money Market Series I                               407,482,692   406,458,442
Money Market Series II                              702,065,227   573,352,804
Natural Resources Series II                         202,012,601   125,405,006
Pacific Rim Series I                                 24,691,378    28,104,576
Pacific Rim Series II                                30,613,632    22,749,540
PIM Classic Value Series II                          13,866,527    21,681,831
PIMCO VIT All Asset Series II                         6,858,234    19,491,430
Quantitative All Cap Series II                      177,226,491    43,671,256
Quantitative Mid Cap Series I                         2,097,208     4,005,753
Quantitative Mid Cap Series II                       28,009,831     9,272,446
Quantitative Value Series II                         31,192,691     8,971,216
Real Estate Securities Series I                      97,215,613    79,161,544
Real Estate Securities Series II                    120,921,626    73,912,553
Real Return Bond Series II                           24,058,465    36,105,358
Science & Technology Series I                        17,110,878    76,641,722
Science & Technology Series II                       26,823,991    27,446,638
Scudder Blue Chip -- B                                4,467,547    31,965,254
Scudder Bond -- B                                       441,415     1,021,292
Scudder Capital Growth -- B                           1,051,137    85,955,677
Scudder Conservative Allocation -- B                  2,624,128    34,345,012
Scudder Contrarian Value -- B                         1,739,504    29,174,967
Scudder Davis Venture Value -- B                      1,359,302    51,753,563
Scudder Dreman High Return Equity -- B                4,073,215   144,086,071
Scudder Dreman Small Cap Value -- B                   8,940,315    62,512,547
Scudder Equity Index 500 -- B                         2,965,154    12,721,762
Scudder Fixed Income -- B                             5,085,862    16,236,349
Scudder Global Blue Chip -- B                         4,447,552    18,210,329
Scudder Global Discovery -- B                         3,379,565    24,479,581
Scudder Government Securities -- B                    1,669,150    25,701,600
Scudder Growth & Income -- B                          2,007,623    30,898,970
Scudder Growth Allocation -- B                       15,300,507   155,518,885
Scudder Health Sciences Series II                       931,018    14,384,210
Scudder High Income -- B                              4,350,851    40,368,814
Scudder International -- B                            1,344,828    38,368,404
Scudder International Select Equity -- B              5,652,074    40,138,461
Scudder Janus Growth & Income -- B                      532,783    25,749,650
Scudder Mid Cap Growth -- B                             698,808     5,436,698
Scudder Moderate Allocation -- B                      9,690,358   127,247,288
Scudder Money Market -- B                            14,259,497    46,061,986
Scudder Real Estate -- B                              3,417,860    22,148,184
Scudder Small Cap Growth -- B                           328,064    28,756,536
Scudder Strategic Income -- B                         1,843,068    14,600,449
Scudder Technology Growth -- B                          414,448    10,167,079
Scudder Total Return -- B                               780,266    21,391,612
Scudder Turner Mid Cap Growth -- B                    1,694,026    20,585,692
Small Cap Index Series I                              7,297,024    12,707,710
Small Cap Index Series II                            97,729,809    30,015,152
Small Cap Opportunities Series I                      9,555,727    28,959,060

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                          Purchases       Sales
-----------                                        ------------  ------------
Small Cap Opportunities Series II                  $  9,263,376  $ 20,791,264
Small Cap Value Focus                                 2,227,977     3,987,490
Small Company Value Series I                         33,339,675    68,609,601
Small Company Value Series II                        34,113,161    57,178,874
Special Value Series II                               2,483,179     6,697,058
Strategic Bond Series I                              28,183,653    35,548,074
Strategic Bond Series II                             22,744,329    26,016,625
Strategic Opportunities Series I                      3,224,744   328,289,164
Strategic Opportunities Series II                       385,268    24,718,640
T Rowe Price Mid Value Series II                     11,138,274     8,455,409
Total Return Series I                                44,020,866    77,164,876
Total Return Series II                               43,375,526    55,659,183
Total Stock Market Index Series I                     4,057,103     9,443,277
Total Stock Market Index Series II                   64,823,153    20,727,999
U.S. Core Series I                                   73,322,778   193,546,186
U.S. Core Series II                                   9,254,381    20,400,279
U.S. Global Leaders Growth Series I                   1,859,011     8,905,836
U.S. Global Leaders Growth Series II                  1,109,253     7,497,581
U.S. Government Securities Series I                  31,406,104    40,875,020
U.S. Government Securities Series II                 28,033,688    28,759,550
U.S. High Yield Series II                             4,083,756     4,331,010
U.S. Large Cap Value Series I                         8,335,814    80,110,338
U.S. Large Cap Value Series II                        7,363,590    30,108,706
UBS Large Cap Series I                              317,520,018    47,870,853
UBS Large Cap Series II                              25,188,087     5,781,997
Utilities Series I                                   37,451,205    33,562,298
Utilities Series II                                  36,808,386    28,555,611
Value Series I                                       64,514,486    53,806,673
Value Series II                                      35,117,765    26,623,277
Wellington Small Cap Growth Series II                32,601,058    20,852,001
Wellington Small Cap Value Series II                 52,665,454    37,936,390
Wells Capital Core Bond Series II                     4,463,561     2,311,814

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                              --------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
500 Index Fund B Series NAV             2007    6,936   $12.25 to $12.20 $    84,872 2.05% to 1.40%     1.25%    (2.01)% to (2.43)%
500 Index Series I                      2007    8,813     14.47 to 13.19     109,739   1.90 to .45      2.20         4.43 to 2.92
                                        2006   11,610     14.21 to 11.66     139,913   1.90 to .45      0.98       14.74 to 13.09
                                        2005   14,907     12.54 to 10.29     158,071   1.90 to .45      1.61         3.82 to 2.33
                                        2004   18,323     12.23 to 10.03     189,375   1.90 to .45      0.92         9.76 to 8.18
                                        2003   20,234      11.29 to 9.25     192,606   1.90 to .45      0.90       27.43 to 25.60
500 Index Series II                     2007    4,687     18.94 to 17.75      76,993   2.05 to .45      1.92         4.25 to 2.59
                                        2006    5,989     18.53 to 15.21      95,202   2.05 to .45      0.82       14.54 to 12.73
                                        2005    7,895     16.42 to 13.44     110,890   2.05 to .45      1.41         3.65 to 2.01
                                        2004    9,261     16.08 to 13.12     126,997   2.05 to .45      0.67         9.50 to 7.76
                                        2003    8,139     14.91 to 12.13     103,376   2.05 to .45      1.32       27.19 to 19.17
Active Bond Series I                    2007    7,222     13.63 to 13.11      95,921   1.90 to .45      8.52         3.58 to 2.08
                                        2006    8,812     13.16 to 12.85     114,129   1.90 to .45      2.87         3.95 to 2.46
                                        2005   11,076     12.66 to 12.54     139,269   1.90 to .45      0.00         1.29 to 0.31
Active Bond Series II                   2007   37,399     13.56 to 12.99     491,157   2.05 to .45      7.95         3.31 to 1.66
                                        2006   38,059     13.12 to 12.78     489,521   2.05 to .45      2.62         3.74 to 2.10
                                        2005   39,503     12.65 to 12.51     495,632   2.05 to .45      0.00         1.18 to 0.10
Alger American Balanced                 2007       --     17.83 to 16.12          --  2.05 to 1.40      0.00         5.30 to 5.06
                                        2006    1,636     16.94 to 15.34      27,525  2.05 to 1.40      1.22         3.01 to 2.35
                                        2005    1,913     16.44 to 14.99      31,267  2.05 to 1.40      1.44         6.65 to 5.96
                                        2004    2,149     15.41 to 14.14      32,991  2.05 to 1.40      1.41         2.82 to 2.15
                                        2003    1,661     14.99 to 13.85      24,827  2.05 to 1.40      1.79       17.08 to 10.77
Alger American Leveraged All Cap        2007       --     26.37 to 22.61          --  2.05 to 1.40      0.00       12.20 to 11.95
                                        2006      452     23.50 to 20.19      10,548  2.05 to 1.40      0.00       17.31 to 16.55
                                        2005      476     20.03 to 17.33       9,463  2.05 to 1.40      0.00       12.57 to 11.84
                                        2004      511     17.80 to 15.49       9,040  2.05 to 1.40      0.00         6.40 to 5.71
                                        2003      351     16.72 to 14.65       5,847  2.05 to 1.40      0.00       32.31 to 17.24
All Cap Core Series I                   2007    5,691     15.34 to 15.01     105,085   1.90 to .45      1.40         2.20 to 0.72
                                        2006    7,796      20.83 to 9.21     143,933   1.90 to .45      0.72       14.23 to 12.59
                                        2005   10,039      18.41 to 8.17     163,206   1.90 to .45      0.79         8.59 to 7.03
                                        2004   12,446      17.11 to 7.62     188,029   1.90 to .45      0.46       15.81 to 14.13
                                        2003   15,007      14.92 to 6.67     197,675   1.90 to .45      0.00       30.95 to 29.07
All Cap Core Series II                  2007      876     20.79 to 20.17      16,332   2.05 to .45      0.75         1.95 to 0.32
                                        2006      546     20.80 to 16.71      10,072   2.05 to .45      0.58       14.03 to 12.23
                                        2005      621     18.52 to 14.83      10,075   2.05 to .45      0.67         8.40 to 6.69
                                        2004      804     17.34 to 13.84      12,196   2.05 to .45      0.30       15.53 to 13.70
                                        2003      737     15.23 to 12.13       9,713   2.05 to .45      0.00       30.67 to 21.79

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
All Cap Growth Series I                 2007    8,855   $17.67 to $14.07 $   171,682  1.90% to .45%     0.04%        11.55% to 9.94%
                                        2006   11,560      20.21 to 8.59     205,159   1.90 to .45      0.00           6.10 to 4.57
                                        2005   14,210      19.23 to 8.20     240,460   1.90 to .45      0.00           8.50 to 6.95
                                        2004   18,298      17.89 to 7.65     288,179   1.90 to .45      0.00           6.04 to 4.51
                                        2003   22,058      17.03 to 7.31     331,738   1.90 to .45      0.00         28.66 to 26.81
All Cap Growth Series II                2007    1,505     18.96 to 17.51      24,474   2.05 to .45      0.00          11.32 to 9.55
                                        2006    1,743     17.37 to 14.04      25,736   2.05 to .45      0.00           5.84 to 4.17
                                        2005    2,059     16.66 to 13.42      29,032   2.05 to .45      0.00           8.28 to 6.57
                                        2004    2,590     15.62 to 12.54      34,155   2.05 to .45      0.00           5.85 to 4.17
                                        2003    2,359     14.98 to 11.99      29,734   2.05 to .45      0.00         28.42 to 19.75
All Cap Value Series I                  2007    2,757     18.45 to 16.87      47,390   1.90 to .45      1.69           7.84 to 6.28
                                        2006    3,603     17.11 to 15.85      58,058   1.90 to .45      0.99         13.20 to 11.58
                                        2005    4,262     15.12 to 14.19      61,297   1.90 to .45      0.55           5.24 to 3.73
                                        2004    4,917     14.36 to 13.67      67,924   1.90 to .45      0.32         15.43 to 13.77
                                        2003    4,535     12.44 to 12.00      54,843   1.90 to .45      0.06         37.74 to 35.76
All Cap Value Series II                 2007    2,483     20.97 to 19.69      45,032   2.05 to .45      1.34           7.55 to 5.84
                                        2006    3,376     19.89 to 15.89      57,471   2.05 to .45      0.80         13.02 to 11.23
                                        2005    3,771     17.86 to 14.23      57,393   2.05 to .45      0.12           4.94 to 3.28
                                        2004    4,126     17.28 to 13.73      60,281   2.05 to .45      0.20         15.27 to 13.44
                                        2003    2,647     15.22 to 12.05      34,138   2.05 to .45      0.12         37.55 to 21.66
American Asset Allocation Series II     2007   37,749     12.60 to 12.47     472,822   2.05 to .45      3.79          0.81 to (0.26)
American Asset High-Income Bond Series
   II                                   2007    3,619     12.05 to 11.92      43,281   2.05 to .45     13.20        (3.62) to (4.65)
American Blue-Chip Income & Growth
   Series II                            2007    7,008     20.86 to 19.36     138,675   2.05 to .45      2.05          1.02 to (0.59)
                                        2006    8,938     20.65 to 19.48     177,061   2.05 to .45      0.43         16.27 to 14.43
                                        2005    9,653     17.76 to 17.02     166,288   2.05 to .45      0.04           6.19 to 4.51
                                        2004    9,918     16.72 to 16.29     162,747   2.05 to .45      0.00           8.64 to 6.91
                                        2003    5,502     15.39 to 15.23      84,057   2.05 to .45      0.00         23.16 to 21.73
American Bond Series II                 2007   66,523     13.52 to 13.01     875,494   2.05 to .45      4.45           2.30 to 0.66
                                        2006   36,600     13.22 to 12.92     475,934   2.05 to .45      0.00           6.01 to 4.33
                                        2005   10,103     12.47 to 12.38     125,328   2.05 to .45      0.00        (0.27) to (0.92)
American Century - Small Company
   Series II                            2007      286     15.59 to 14.70       4,287   2.05 to .45      0.00        (7.14) to (8.62)
                                        2006      488     16.79 to 16.09       7,959   2.05 to .45      0.00           4.94 to 3.28
                                        2005    1,645     16.00 to 15.58      25,860   2.05 to .45      0.00           5.52 to 3.85
                                        2004      451     15.16 to 15.00       6,788   2.05 to .45      0.00         21.32 to 20.04
American Fundamental Holdings
   Series II                            2007    4,219     12.58 to 12.55      53,003   2.05 to .45      2.84           0.65 to 0.43
American Global Diversification
   Series II                            2007    8,251     12.58 to 12.55     103,611   2.05 to .45      2.96           0.61 to 0.39
American Global Growth Series II        2007   16,199     13.31 to 13.17     214,070   2.05 to .45      3.30           6.51 to 1.66
American Global Small Capitalization
   Series II                            2007    6,051     13.59 to 13.44      81,611   2.05 to .45      2.66           8.71 to 7.55

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
American Growth Series II               2007   71,979   $23.91 to $22.20 $ 1,544,152  2.05% to .45%     0.97%       11.23% to 9.45%
                                        2006   65,701     21.50 to 12.85   1,324,518   2.05 to .45      0.17          9.15 to 2.77
                                        2005   53,643     19.70 to 18.88   1,024,545   2.05 to .45      0.00        15.07 to 13.25
                                        2004   39,162     17.12 to 16.67     657,625   2.05 to .45      0.00         11.41 to 9.64
                                        2003   16,805     15.36 to 15.20     256,281   2.05 to .45      0.00        22.92 to 21.63
American Growth-Income Series II        2007   66,656     21.06 to 19.55   1,269,653   2.05 to .45      2.82          4.00 to 2.35
                                        2006   57,500     20.25 to 13.50   1,094,820   2.05 to .45      0.92         14.10 to 8.01
                                        2005   45,371     17.74 to 17.01     780,505   2.05 to .45      0.35          4.81 to 3.16
                                        2004   31,223     16.93 to 16.49     518,556   2.05 to .45      0.22          9.34 to 7.60
                                        2003   11,246     15.48 to 15.32     172,841   2.05 to .45      0.00        23.87 to 22.15
American International Series II        2007   36,873     33.08 to 30.71   1,049,619   2.05 to .45      2.13        18.87 to 16.97
                                        2006   33,554     27.83 to 13.23     856,032   2.05 to .45      0.72         17.79 to 5.84
                                        2005   24,693     23.63 to 22.64     565,653   2.05 to .45      0.51        20.33 to 18.42
                                        2004   14,790     19.64 to 19.12     284,896   2.05 to .45      0.29        18.21 to 16.33
                                        2003    3,752     16.61 to 16.44      61,859   2.05 to .45      0.00        32.89 to 30.62
American New World Series II            2007    5,282     15.02 to 14.86      78,752   2.05 to .45      4.11         20.18 to 3.01
Basic Value Focus                       2007      771     32.71 to 17.02      20,420  1.90 to 1.40      1.15         0.22 to (0.28)
                                        2006    1,058     32.64 to 16.86      28,247  1.90 to 1.40      1.32        19.98 to 19.38
                                        2005    1,355     27.21 to 14.11      30,549  1.90 to 0.45      1.13          1.36 to 0.85
                                        2004    1,658     26.84 to 13.97      36,880  1.90 to 1.40      0.93          9.39 to 8.84
                                        2003    1,882     24.54 to 12.82      38,154  1.90 to 1.40      0.96        31.20 to 30.55
Blue Chip Growth Series I               2007   21,089     18.58 to 15.07     478,935   1.90 to .45      0.72        12.24 to 10.61
                                        2006   26,907     24.22 to 10.96     554,434   1.90 to .45      0.21          9.09 to 5.59
                                        2005   33,551     22.46 to 10.18     642,723   1.90 to .45      0.42          5.12 to 3.62
                                        2004   41,137      21.63 to 9.81     759,232   1.90 to .45      0.12          8.54 to 6.98
                                        2003   48,831      20.17 to 9.15     840,948   1.90 to .45      0.04        28.59 to 26.74
Blue Chip Growth Series II              2007    9,256     19.11 to 18.31     155,552   2.05 to .45      0.39        12.00 to 10.22
                                        2006   10,160     17.40 to 13.18     154,585   2.05 to .45      0.03          8.82 to 5.44
                                        2005   11,287     16.23 to 13.41     159,767   2.05 to .45      0.00          4.89 to 3.23
                                        2004   10,152     15.71 to 12.94     138,678   2.05 to .45      0.06          8.34 to 6.62
                                        2003    7,296     14.72 to 12.09      93,168   2.05 to .45      0.19        28.44 to 17.65
Bond Index Trust A Series II            2007       35     12.97 to 12.91         459  2.05 to 1.40      2.75          3.74 to 3.29
Capital Appreciation Series I           2007   17,486     13.52 to 11.07     182,898   1.90 to .45      0.27         11.11 to 9.50
                                        2006   22,981      12.66 to 9.20     218,602   1.90 to .45      0.00          1.80 to 0.34
                                        2005    4,458      12.41 to 9.15      42,848   1.90 to .45      0.00        13.48 to 11.86
                                        2004    4,728      11.08 to 8.17      40,612   1.90 to .45      0.00          8.84 to 7.27
                                        2003    5,308      10.30 to 7.61      42,404   1.90 to .45      0.00        28.89 to 27.04
Capital Appreciation Series II          2007    5,414     19.31 to 17.18      85,349   2.05 to .45      0.08         10.86 to 9.09
                                        2006    6,969     17.77 to 12.63     100,281   2.05 to .45      0.00          1.61 to 0.00
                                        2005    3,050     17.75 to 13.37      43,563   2.05 to .45      0.00        13.19 to 11.40
                                        2004    2,967     15.92 to 11.95      38,036   2.05 to .45      0.00          8.74 to 7.01
                                        2003    2,923     14.86 to 11.12      34,922   2.05 to .45      0.00        28.77 to 18.81

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
CGTC Overseas Equity Series II          2007      348   $20.30 to $19.45 $     6,853  2.05% to .45%     1.93%       11.70% to 9.92%
                                        2006      382     18.17 to 17.69       6,821   2.05 to .45      0.44        19.10 to 17.22
                                        2005      288     15.36 to 15.09       4,363   2.05 to .45      0.00        22.04 to 20.76
Credit Suisse Emerging Markets          2007       --     40.35 to 37.26          --  2.05 to 1.40      0.00          5.67 to 5.44
                                        2006      475     38.19 to 35.34      17,978  2.05 to 1.40      0.55        30.68 to 29.83
                                        2005      522     29.22 to 27.22      15,142  2.05 to 1.40      0.74        26.16 to 25.35
                                        2004      453     23.16 to 21.71      10,438  2.05 to 1.40      0.33        23.19 to 22.39
                                        2003      281     18.80 to 17.74       5,264  2.05 to 1.40      0.00        42.11 to 40.19
Credit Suisse Global Post Venture
   Capital                              2007       --     31.45 to 26.83          --  2.05 to 1.40      0.00          7.06 to 6.82
                                        2006      119     29.37 to 25.12       3,471  2.05 to 1.40      0.00        11.63 to 10.91
                                        2005      142     26.31 to 22.64       3,716  2.05 to 1.40      0.00        14.53 to 13.79
                                        2004       97     22.97 to 19.90       2,214  2.05 to 1.40      0.00        16.35 to 15.59
                                        2003       61     19.75 to 17.22       1,194  2.05 to 1.40      0.00        45.61 to 37.72
Dreyfus IP Midcap Stock                 2007       --     25.17 to 21.12          --  2.05 to 1.40      0.30          9.13 to 8.89
                                        2006    1,624     23.07 to 19.40      37,123  2.05 to 1.40      0.19          6.18 to 5.50
                                        2005    1,879     21.72 to 18.39      40,476  2.05 to 1.40      0.00          7.43 to 6.73
                                        2004    1,876     20.22 to 17.23      37,675  2.05 to 1.40      0.21        12.64 to 11.91
                                        2003    1,298     17.95 to 15.39      23,165  2.05 to 1.40      0.35        29.65 to 23.15
Dreyfus Socially Responsible Growth     2007       --     20.67 to 17.39          --  2.05 to 1.40      0.28          5.81 to 5.58
                                        2006      101     19.53 to 16.47       1,951  2.05 to 1.40      0.00          7.45 to 6.75
                                        2005      118     18.18 to 15.43       2,124  2.05 to 1.40      0.00          1.92 to 1.26
                                        2004      125     17.84 to 15.24       2,210  2.05 to 1.40      0.16          4.46 to 3.78
                                        2003      108     17.07 to 14.68       1,829  2.05 to 1.40      0.00        24.01 to 17.45
Dynamic Growth Series I                 2007   10,219      13.30 to 6.39      65,540   1.90 to .45      0.00          8.78 to 7.20
                                        2006   13,497      12.54 to 5.42      80,189   1.90 to .45      0.00         10.53 to 8.94
                                        2005   17,531      11.49 to 4.96      95,384   1.90 to .45      0.00        11.89 to 10.29
                                        2004   20,131      10.40 to 4.49      99,318   1.90 to .45      0.00          9.50 to 7.92
                                        2003   24,253       9.61 to 4.15     110,270   1.90 to .45      0.00        28.45 to 26.61
Dynamic Growth Series II                2007    1,447     21.29 to 19.16      25,788   2.05 to .45      0.00          8.69 to 6.95
                                        2006    1,869     19.98 to 15.80      30,934   2.05 to .45      0.00         10.23 to 8.48
                                        2005    2,631     18.40 to 14.50      40,096   2.05 to .45      0.00         11.51 to 9.74
                                        2004    2,713     16.75 to 13.16      37,343   2.05 to .45      0.00          9.53 to 7.78
                                        2003    3,026     15.52 to 12.16      38,545   2.05 to .45      0.00        28.54 to 24.11
Emerging Growth Series II               2007      407     21.16 to 19.64       8,174   2.05 to .45      0.00          3.27 to 1.62
                                        2006      574     20.49 to 19.33      11,308   2.05 to .45      0.00         10.88 to 9.13
                                        2005      474     18.48 to 17.71       8,502   2.05 to .45      0.00          6.90 to 5.21
                                        2004      473     17.29 to 16.84       8,037   2.05 to .45      0.00          6.16 to 4.47
                                        2003      232     16.29 to 16.12       3,758   2.05 to .45      0.00        30.29 to 28.93
Emerging Small Company Series I         2007    4,312     17.86 to 13.85      78,404   1.90 to .45      0.00          7.56 to 6.00
                                        2006    5,675      19.70 to 9.08      98,496   1.90 to .45      0.00          1.95 to 0.48
                                        2005    7,372      19.51 to 9.03     125,171   1.90 to .45      0.00          4.57 to 3.07
                                        2004    9,204      18.84 to 8.74     151,794   1.90 to .45      0.00         11.02 to 9.42
                                        2003   11,131      17.13 to 7.98     166,790   1.90 to .45      0.00        39.10 to 37.10

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Emerging Small Company Series II        2007    2,456   $19.14 to $16.87 $    38,606   2.05% to .45%    0.00%        7.35% to 5.64%
                                        2006    3,257     18.18 to 14.11      47,965    2.05 to .45     0.00          1.72 to 0.11
                                        2005    4,485     18.14 to 14.04      65,843    2.05 to .45     0.00          4.39 to 2.73
                                        2004    4,677     17.64 to 13.61      66,353    2.05 to .45     0.00         10.81 to 9.05
                                        2003    4,424     16.16 to 12.43      57,408    2.05 to .45     0.00        38.85 to 29.21
Equity-Income Series I                  2007   17,778     22.47 to 17.31     540,216    1.90 to .45     2.81          2.88 to 1.39
                                        2006   22,179     36.09 to 13.77     662,231    1.90 to .45     1.55        18.49 to 10.17
                                        2005   26,812     30.74 to 14.61     685,525    1.90 to .45     1.30          3.46 to 1.97
                                        2004   30,961     30.00 to 14.33     775,420    1.90 to .45     1.29        14.29 to 12.64
                                        2003   34,642     26.50 to 12.72     772,001    1.90 to .45     1.52        25.01 to 23.21
Equity-Income Series II                 2007   13,765     20.10 to 18.74     241,867    2.05 to .45     2.48          2.70 to 1.06
                                        2006   16,212     19.96 to 13.75     282,032    2.05 to .45     1.36        18.23 to 10.03
                                        2005   18,135     17.14 to 14.64     270,442    2.05 to .45     0.93          3.26 to 1.62
                                        2004   17,406     16.85 to 14.38     254,336    2.05 to .45     0.89        14.09 to 12.28
                                        2003   13,005     14.99 to 12.79     168,285    2.05 to .45     1.96        24.84 to 19.83
Financial Services Series I             2007    1,792     17.21 to 16.06      28,749    1.90 to .45     1.20       (7.24) to (8.58)
                                        2006    2,583     18.56 to 14.42      45,180    1.90 to .45     0.36        22.57 to 15.39
                                        2005    2,635     15.14 to 14.21      37,996    1.90 to .45     0.39          9.28 to 7.72
                                        2004    3,009     13.85 to 13.18      40,133    1.90 to .45     0.36          9.88 to 8.30
                                        2003    3,424     12.61 to 12.16      42,023    1.90 to .45     0.18        32.98 to 31.07
Financial Services Series II            2007    2,222     19.86 to 18.55      38,360    2.05 to .45     0.87       (7.35) to (8.83)
                                        2006    2,934     21.86 to 14.40      55,701    2.05 to .45     0.21        22.22 to 15.22
                                        2005    2,548     18.16 to 15.54      40,197    2.05 to .45     0.20          9.13 to 7.41
                                        2004    2,668     16.89 to 14.45      39,012    2.05 to .45     0.24          9.59 to 7.85
                                        2003    2,493     15.64 to 13.37      33,639    2.05 to .45     0.30        32.80 to 25.08
Founding Allocation Series II           2007   88,895     12.07 to 11.94   1,067,048    2.05 to .45     0.97       (3.45) to (4.47)
Fundamental Value Series I              2007    8,886     17.95 to 16.97     148,942    1.90 to .45     1.57          3.57 to 2.07
                                        2006   10,715     17.34 to 13.64     175,241    1.90 to .45     0.80         14.00 to 9.10
                                        2005   12,105     15.21 to 14.28     175,605    1.90 to .45     0.46          8.35 to 6.80
                                        2004   13,372     14.03 to 13.35     181,041    1.90 to .45     0.46         11.30 to 9.69
                                        2003   13,199     12.69 to 12.16     162,347    1.90 to .45     0.28        29.25 to 27.39
Fundamental Value Series II             2007   22,520     20.36 to 19.37     399,581    2.05 to .45     1.21          3.41 to 1.75
                                        2006   20,167     20.09 to 13.62     353,591    2.05 to .45     0.58         13.73 to 8.94
                                        2005   15,513     17.93 to 15.62     245,661    2.05 to .45     0.21          8.21 to 6.50
                                        2004   11,922     16.82 to 14.65     176,399    2.05 to .45     0.31         10.94 to 9.18
                                        2003    8,509     15.39 to 13.40     114,784    2.05 to .45     0.38        28.99 to 23.01
Global Allocation Series I              2007    4,328     14.49 to 14.04      56,387    1.90 to .45     6.21          4.66 to 3.14
                                        2006    5,264     14.20 to 12.39      66,274    1.90 to .45     1.04         12.99 to 6.53
                                        2005    5,523     12.73 to 11.10      62,159    1.90 to .45     0.96          5.73 to 4.21
                                        2004    5,658     12.19 to 10.62      60,918    1.90 to .45     1.02        12.22 to 10.60
                                        2003    5,563      11.00 to 9.58      53,961    1.90 to .45     0.49        25.86 to 24.05

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Global Allocation Series II             2007   12,998  $19.35 to $17.90  $   208,609  2.05% to .45%     6.27%         4.40% to 2.73%
                                        2006   11,570    18.90 to 13.30      181,781   2.05 to .45      0.77          12.77 to 6.39
                                        2005    7,328    17.01 to 13.74      105,078   2.05 to .45      0.71           5.46 to 3.79
                                        2004    3,418    16.38 to 13.18       47,201   2.05 to .45      0.58         12.02 to 10.24
                                        2003    1,379    14.84 to 11.91       17,238   2.05 to .45      0.66         25.90 to 18.64
Global Bond Series I                    2007    3,988    19.61 to 18.61       97,298   1.90 to .45      7.40           9.14 to 7.56
                                        2006    4,255    27.35 to 12.69       97,361   1.90 to .45      0.00           4.80 to 1.56
                                        2005    5,053    26.35 to 16.54      112,958   1.90 to .45      4.81        (6.96) to (8.30)
                                        2004    5,762    28.59 to 18.02      140,271   1.90 to .45      3.93           9.75 to 8.16
                                        2003    6,594    26.30 to 16.64      148,104   1.90 to .45      3.57         14.88 to 13.22
Global Bond Series II                   2007   12,099    19.15 to 14.58      212,896   2.05 to .45      7.11           8.85 to 7.29
                                        2006   11,018    17.60 to 12.67      182,700   2.05 to .45      0.00           4.60 to 1.36
                                        2005    8,123    16.83 to 13.23      132,346   2.05 to .45      4.05        (7.07) to (8.54)
                                        2004    5,635    18.33 to 14.46      100,044   2.05 to .45      2.53           9.57 to 7.83
                                        2003    3,612    16.93 to 13.41       59,182   2.05 to .45      4.47          14.65 to 7.29
Global Trust Series I                   2007    7,318    18.12 to 16.18      212,666   1.90 to .45      2.29          0.88 to (0.58)
                                        2006    8,922    33.14 to 15.13      260,712   1.90 to .45      1.35         19.78 to 18.06
                                        2005   10,732    27.93 to 12.80      264,521   1.90 to .45      1.27          10.22 to 8.64
                                        2004   12,558    25.58 to 11.77      284,712   1.90 to .45      1.76         14.24 to 12.59
                                        2003   14,733    22.61 to 10.45      297,329   1.90 to .45      0.94         26.89 to 25.06
Global Trust Series II                  2007    3,028    21.32 to 19.88       56,610   2.05 to .45      1.24          0.64 to (0.97)
                                        2006    1,911    21.61 to 18.43       35,849   2.05 to .45      1.20         19.56 to 17.66
                                        2005    2,039    18.35 to 15.60       32,214   2.05 to .45      1.07          10.00 to 8.26
                                        2004    1,761    16.93 to 14.35       25,596   2.05 to .45      1.27         14.02 to 12.21
                                        2003    1,441    15.07 to 12.74       18,591   2.05 to .45      1.29         26.66 to 20.52
Health Sciences Series I                2007    3,480    21.57 to 19.31       69,811   1.90 to .45      0.00         17.14 to 15.45
                                        2006    4,163    18.41 to 13.39       72,020   1.90 to .45      0.00           7.89 to 6.34
                                        2005    4,903    17.07 to 15.73       79,469   1.90 to .45      0.00         12.14 to 10.53
                                        2004    5,488    15.22 to 14.23       80,167   1.90 to .45      0.00         14.79 to 13.13
                                        2003    5,751    13.26 to 12.58       73,964   1.90 to .45      0.00         35.61 to 33.66
Health Sciences Series II               2007    3,394    23.36 to 22.69       71,855   2.05 to .45      0.00         16.91 to 15.05
                                        2006    3,954    19.98 to 13.38       72,848   2.05 to .45      0.00           7.68 to 5.98
                                        2005    4,467    18.66 to 15.95       77,355   2.05 to .45      0.00         11.92 to 10.15
                                        2004    4,517    16.93 to 14.42       70,754   2.05 to .45      0.00         14.53 to 12.70
                                        2003    3,617    15.00 to 12.75       50,184   2.05 to .45      0.00         35.30 to 19.94
High Income Series II                   2007       93    11.61 to 11.49        1,071   2.05 to .45      1.46        (7.12) to (8.11)
High Yield Series I                     2007    4,963    16.29 to 16.00       81,825   1.90 to .45     12.30          1.18 to (0.29)
                                        2006    7,027    17.23 to 13.27      116,074   1.90 to .45      6.60           9.87 to 6.18
                                        2005    8,853    15.83 to 13.31      134,654   1.90 to .45      5.33           3.23 to 1.75
                                        2004   12,535    15.48 to 13.07      186,476   1.90 to .45      5.11          10.56 to 8.97
                                        2003   16,032    14.14 to 11.97      217,897   1.90 to .45      5.25         23.89 to 22.11

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
High Yield Series II                    2007    3,942  $18.37 to $16.21  $    66,768  2.05% to .45%    11.87%       0.90% to (0.71)%
                                        2006    5,215    18.21 to 13.26       88,817   2.05 to .45      6.47          9.74 to 6.05
                                        2005    6,168    16.59 to 15.11       96,925   2.05 to .45      4.29          3.09 to 1.46
                                        2004    7,789    16.09 to 14.90      120,087   2.05 to .45      3.83         10.35 to 8.59
                                        2003    6,901    14.58 to 13.72       97,677   2.05 to .45      5.55         23.64 to 9.74
Income & Value Series I                 2007   10,865    19.15 to 14.50      267,191   1.90 to .45      3.92         0.65 to (0.80)
                                        2006   13,422    27.95 to 13.00      330,323   1.90 to .45      2.06          8.18 to 4.00
                                        2005   16,723    26.08 to 13.47      384,468   1.90 to .45      1.74          4.75 to 3.25
                                        2004   21,495    25.14 to 13.03      474,087   1.90 to .45      1.28          7.16 to 5.61
                                        2003   20,994    23.68 to 12.33      443,553   1.90 to .45      1.98        25.92 to 24.11
Income & Value Series II                2007    5,130    16.64 to 16.38       78,943   2.05 to .45      3.64         0.45 to (1.15)
                                        2006    5,880    16.64 to 12.98       91,332   2.05 to .45      1.85          7.93 to 3.86
                                        2005    6,788    15.65 to 14.18       98,864   2.05 to .45      1.58          4.51 to 2.86
                                        2004    8,251    15.20 to 13.73      116,251   2.05 to .45      0.90          6.93 to 5.23
                                        2003    5,631    14.43 to 13.00       75,171   2.05 to .45      2.22        25.72 to 15.33
Independence Investment LLC Small Cap
   Series II                            2007       81    15.22 to 14.58        1,194   2.05 to .45      0.00       (0.16) to (1.76)
                                        2006       87    15.25 to 14.85        1,298   2.05 to .45      0.00          6.93 to 5.24
                                        2005       43    14.36 to 14.11          613   2.05 to .45      0.00        14.06 to 12.86
Index Allocation Series II              2007   21,010    14.46 to 14.03      295,947   2.05 to .45      4.07          6.07 to 4.38
                                        2006    7,176    13.63 to 13.22       96,463   2.05 to .45      2.53          9.07 to 5.76
International Core Series I             2007    4,161    19.72 to 19.47       80,318   1.90 to .45      2.14         10.92 to 9.31
                                        2006    5,288    18.57 to 13.34       93,287   1.90 to .45      0.58         24.21 to 6.71
                                        2005    5,936    15.09 to 11.01       85,234   1.90 to .45      0.80        15.42 to 13.77
                                        2004    7,051     13.20 to 9.66       88,832   1.90 to .45      0.83        15.07 to 13.41
                                        2003    8,136     11.58 to 8.51       90,089   1.90 to .45      0.51        29.69 to 27.82
International Core Series II            2007    2,356    27.73 to 22.96       49,951   2.05 to .45      1.84         10.63 to 8.87
                                        2006    2,166    25.57 to 13.33       42,672   2.05 to .45      0.41         24.06 to 6.68
                                        2005    1,940    20.92 to 15.87       31,414   2.05 to .45      0.00        15.19 to 13.36
                                        2004    2,041    18.44 to 13.98       29,022   2.05 to .45      0.62        14.83 to 13.01
                                        2003    1,933    16.30 to 12.35       24,222   2.05 to .45      0.73        30.55 to 27.81
International Equity Index B Series
   NAV                                  2007    3,272    13.17 to 13.12       43,122  2.05 to 1.40      1.91          5.44 to 4.99
International Small Cap Series I        2007    4,226    25.40 to 25.21      111,985   1.90 to .45      2.70          9.64 to 8.05
                                        2006    5,090    26.22 to 13.60      125,839   1.90 to .45      1.15         27.15 to 8.82
                                        2005    5,693    20.82 to 10.89      112,015   1.90 to .45      0.93          9.61 to 8.04
                                        2004    6,714    19.17 to 10.06      122,001   1.90 to .45      0.12        20.52 to 18.78
                                        2003    7,269     16.06 to 8.46      111,031   1.90 to .45      0.00        54.25 to 52.03
International Small Cap Series II       2007    2,477    30.83 to 28.02       63,091   2.05 to .45      2.40          9.40 to 7.66
                                        2006    2,156    28.74 to 13.59       52,297   2.05 to .45      1.01         26.98 to 8.76
                                        2005    2,140    22.97 to 19.13       41,886   2.05 to .45      0.25          9.38 to 7.65
                                        2004    2,122    21.32 to 17.75       38,396   2.05 to .45      0.08        20.32 to 18.41
                                        2003    1,415    17.99 to 14.96       21,492   2.05 to .45      0.00        54.04 to 43.80

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
International Value Series I            2007   13,413   $24.65 to $24.22 $   295,227  1.90% to .45%     4.19%       9.03% to 7.45%
                                        2006   17,751     22.78 to 14.14     361,944   1.90 to .45      1.87       29.01 to 13.12
                                        2005   21,037     17.88 to 15.65     335,774   1.90 to .45      0.63        10.05 to 8.47
                                        2004   11,967     16.45 to 14.40     175,648   1.90 to .45      1.21       21.00 to 19.25
                                        2003   11,407     13.77 to 12.05     139,827   1.90 to .45      0.82       44.21 to 42.14
International Value Series II           2007    9,361     30.14 to 26.35     231,324   2.05 to .45      3.64         8.86 to 7.13
                                        2006    9,830     28.23 to 14.11     228,099   2.05 to .45      1.69       28.69 to 12.92
                                        2005   10,598     22.27 to 17.84     194,292   2.05 to .45      0.60         9.81 to 8.08
                                        2004    8,850     20.58 to 16.48     149,346   2.05 to .45      0.88       20.83 to 18.91
                                        2003    6,547     17.29 to 13.84      92,300   2.05 to .45      1.11       43.87 to 38.26
Invesco Utilities                       2007       --     31.72 to 28.09          --  2.05 to 1.40      0.00       14.62 to 14.36
                                        2006      247     27.68 to 24.57       6,763  2.05 to 1.40      3.32       23.72 to 22.92
                                        2005      291     22.37 to 19.98       6,449  2.05 to 1.40      2.53       15.22 to 14.47
                                        2004      239     19.42 to 17.46       4,608  2.05 to 1.40      2.37       21.84 to 21.04
                                        2003      201     15.94 to 14.42       3,187  2.05 to 1.40      2.40       15.84 to 15.26
Investment Quality Bond Series I        2007    5,274     20.29 to 15.56     120,393   1.90 to .45      8.94         5.73 to 4.20
                                        2006    6,261     30.98 to 13.03     136,834   1.90 to .45      6.21         4.34 to 1.62
                                        2005    7,772     30.30 to 14.70     167,181   1.90 to .45      5.80         1.80 to 0.34
                                        2004    9,594     30.02 to 14.65     204,558   1.90 to .45      6.19         4.34 to 2.83
                                        2003   12,231     29.01 to 14.24     253,171   1.90 to .45      5.33         6.84 to 5.30
Investment Quality Bond Series II       2007    8,639     16.47 to 13.69     130,926   2.05 to .45      8.68         5.44 to 3.76
                                        2006    7,917     15.62 to 13.00     115,907   2.05 to .45      5.20         4.16 to 1.27
                                        2005    5,017     15.18 to 13.03      73,033   2.05 to .45      4.65        1.57 to (0.04)
                                        2004    3,804     14.94 to 13.04      55,108   2.05 to .45      4.96         4.18 to 2.52
                                        2003    3,867     14.34 to 12.71      54,454   2.05 to .45      6.83         6.76 to 1.74
John Hancock International Equity
   Index Series I                       2007    1,307     24.60 to 23.33      30,978   1.90 to .45      3.65       14.90 to 13.24
                                        2006    2,339     21.41 to 20.60      48,747   1.90 to .45      0.83       24.92 to 23.13
                                        2005    1,670     17.14 to 16.73      28,128   1.90 to .45      0.89       16.09 to 14.42
                                        2004    1,580     14.76 to 14.62      23,155   1.90 to .45      0.49       18.09 to 16.96
John Hancock International Equity
   Index Series II                      2007    1,301     24.41 to 23.02      30,453   2.05 to .45      3.43       14.65 to 12.81
                                        2006    1,937     21.29 to 20.41      39,999   2.05 to .45      0.65       24.70 to 22.73
                                        2005    1,847     17.08 to 16.63      30,938   2.05 to .45      0.72       15.87 to 14.04
                                        2004    1,590     14.74 to 14.58      23,245   2.05 to .45      0.37       17.91 to 16.66
John Hancock Strategic Income
   Series II                            2007    1,038     14.97 to 14.11      14,897   2.05 to .45      1.82         5.06 to 3.38
                                        2006    1,264     14.25 to 13.65      17,467   2.05 to .45      2.95         3.40 to 1.77
                                        2005    1,096     13.78 to 13.42      14,810   2.05 to .45      4.44        1.54 to (0.07)
                                        2004      515     13.57 to 13.42       6,934   2.05 to .45      2.70         8.54 to 7.40
Large Cap Value Series I                2007    2,039     26.42 to 24.69      51,302   1.90 to .45      0.93         3.91 to 2.40
                                        2006    2,873     25.42 to 24.07      70,289    1.90 to.45      0.00         1.56 to 1.44

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Large Cap Value Series II               2007    1,608   $26.36 to $24.47 $    40,131  2.05% to .45%     0.61%        3.71% to 2.06%
                                        2006    2,246     25.42 to 23.98      54,673   2.05 to .45      0.30        15.24 to 13.41
                                        2005    3,950     22.06 to 21.14      84,616   2.05 to .45      0.00        14.75 to 12.93
                                        2004    1,866     19.22 to 18.72      35,228   2.05 to .45      0.80        20.99 to 19.06
                                        2003      357     15.89 to 15.72       5,628   2.05 to .45      0.00        27.11 to 25.54
Lifestyle Aggressive Series I           2007    9,206     18.33 to 18.19     175,525   1.90 to .45      9.29          8.06 to 6.50
                                        2006   12,038     18.82 to 13.07     214,082   1.90 to .45      7.68         14.94 to 4.58
                                        2005   11,604     16.53 to 12.90     181,451   1.90 to .45      1.89         10.14 to 8.56
                                        2004   11,723     15.15 to 11.86     168,004   1.90 to .45      0.71        15.54 to 13.87
                                        2003   10,288     13.24 to 10.40     128,411   1.90 to .45      0.40        34.31 to 32.38
Lifestyle Aggressive Series II          2007   14,689     23.50 to 21.30     285,280   2.05 to .45      9.17          7.92 to 6.20
                                        2006   16,596     22.21 to 12.99     309,161   2.05 to .45      7.66         14.67 to 3.93
                                        2005   16,739     19.66 to 16.33     277,178   2.05 to .45      1.85          9.98 to 8.24
                                        2004   16,230     18.15 to 15.06     247,351   2.05 to .45      0.55        15.54 to 13.70
                                        2003   10,009     15.94 to 13.23     133,575   2.05 to .45      0.35        34.31 to 27.47
Lifestyle Balanced Series I             2007   44,019     20.89 to 17.69     919,281   1.90 to .45      7.51          5.99 to 4.46
                                        2006   49,450     21.97 to 13.28     985,780   1.90 to .45      5.35         12.23 to 6.23
                                        2005   49,933     19.76 to 14.48     894,432   1.90 to .45      3.84          6.40 to 4.88
                                        2004   46,654     18.75 to 13.80     789,746   1.90 to .45      2.09        12.98 to 11.35
                                        2003   43,678     16.75 to 12.38     661,608   1.90 to .45      2.34        23.42 to 21.64
Lifestyle Balanced Series II            2007  485,069     20.05 to 19.37   8,669,581   2.05 to .45      7.41          5.78 to 4.10
                                        2006  381,237      18.96 to 0.00   6,683,427   2.05 to .45      4.88         12.00 to 5.60
                                        2005  257,276     16.92 to 15.98   4,150,374   2.05 to .45      3.23          6.33 to 4.64
                                        2004  125,541     16.16 to 15.21   1,929,170   2.05 to .45      1.16        12.90 to 11.10
                                        2003   48,854     14.53 to 13.63     674,021   2.05 to .45      2.37        23.42 to 16.13
Lifestyle Conservative Series I         2007    7,414     21.08 to 16.16     150,689   1.90 to .45      7.90          4.90 to 3.39
                                        2006    7,446     21.39 to 13.18     146,048   1.90 to .45      4.48          7.95 to 5.48
                                        2005    8,320     20.01 to 14.69     152,461   1.90 to .45      4.75          2.42 to 0.95
                                        2004    8,980     19.72 to 14.55     162,471   1.90 to .45      3.36          8.10 to 6.54
                                        2003    8,695     18.42 to 13.66     147,503   1.90 to .45      3.97         11.05 to 9.45
Lifestyle Conservative Series II        2007   40,759     17.39 to 15.49     653,822   2.05 to .45      7.84          4.70 to 3.03
                                        2006   29,039     16.61 to 13.11     454,533   2.05 to .45      4.40          7.64 to 4.85
                                        2005   24,907     15.43 to 14.19     368,418   2.05 to .45      4.40          2.35 to 0.73
                                        2004   17,301     15.08 to 14.09     253,059   2.05 to .45      2.12          8.02 to 6.30
                                        2003    9,758     13.96 to 13.26     133,686   2.05 to .45      4.20         11.05 to 6.05
Lifestyle Growth Series I               2007   38,655     19.75 to 17.82     781,228   1.90 to .45      7.68          7.04 to 5.49
                                        2006   46,044     20.82 to 13.15     879,620   1.90 to .45      5.87         12.99 to 5.17
                                        2005   45,702     18.61 to 13.68     779,580   1.90 to .45      2.72          8.18 to 6.62
                                        2004   43,023     17.36 to 12.81     683,979   1.90 to .45      1.33        14.07 to 12.43
                                        2003   40,469     15.37 to 11.37     570,550   1.90 to .45      1.18        28.97 to 27.11

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Lifestyle Growth Series II              2007  667,867  $20.56 to $21.12  $12,027,024  2.05% to .45%     7.35%        6.77% to 5.07%
                                        2006  501,635    20.18 to 13.07    8,845,509   2.05 to .45      5.15         12.77 to 4.55
                                        2005  277,283    19.16 to 16.14    4,520,493   2.05 to .45      2.26          8.02 to 6.31
                                        2004  127,774    17.07 to 15.12    1,952,965   2.05 to .45      0.70        14.08 to 12.27
                                        2003   44,471    15.19 to 13.42      603,953   2.05 to .45      1.14        28.86 to 21.41
Lifestyle Moderate Series I             2007   14,006    20.75 to 16.70      290,199   1.90 to .45      7.68          4.82 to 3.30
                                        2006   15,205    21.79 to 13.22      303,646   1.90 to .45      4.56          9.92 to 5.73
                                        2005   15,526    20.01 to 14.61      283,418   1.90 to .45      4.06          3.69 to 2.20
                                        2004   15,173    19.48 to 14.28      268,253   1.90 to .45      2.72         10.54 to 8.95
                                        2003   15,779    17.79 to 13.10      254,598   1.90 to .45      3.01        17.30 to 15.61
Lifestyle Moderate Series II            2007  108,763    18.46 to 17.10    1,817,725   2.05 to .45      7.55          4.61 to 2.94
                                        2006   84,168     17.64 to 0.00    1,387,766   2.05 to .45      4.32          9.69 to 5.10
                                        2005   64,444    16.09 to 15.26      991,680   2.05 to .45      3.58          3.53 to 1.90
                                        2004   37,688    15.53 to 14.95      566,889   2.05 to .45      1.59         10.54 to 8.78
                                        2003   18,783    14.06 to 13.73      258,689   2.05 to .45      3.31        17.30 to 11.08
LMFC Core Equity Series II              2007    2,708    14.79 to 13.95       38,277   2.05 to .45      0.00       (6.48) to (7.98)
                                        2006    3,123    15.81 to 13.40       47,852   2.05 to .45      0.00          7.37 to 4.32
                                        2005    3,539    14.92 to 14.53       51,784   2.05 to .45      0.00          5.30 to 3.63
                                        2004    1,943    14.17 to 14.02       27,320   2.05 to .45      0.00        13.34 to 12.15
Marisco International Opportunities
   Series II                            2007    3,614    22.74 to 21.79       78,152   2.05 to .45      1.37        19.23 to 17.33
                                        2006    2,220    19.07 to 13.33       40,997   2.05 to .45      0.33         23.35 to 6.62
                                        2005      814    15.57 to 15.30       12,495   2.05 to .45      0.00        23.71 to 22.41
Mid Cap Index Series I                  2007    2,828    22.22 to 19.19       57,218   1.90 to .45      1.27          7.03 to 5.48
                                        2006    3,648    20.76 to 12.72       69,718   1.90 to .45      0.65          9.22 to 1.72
                                        2005    3,755    19.01 to 16.38       66,360   1.90 to .45      0.52         11.52 to 9.92
                                        2004    4,260    17.04 to 14.88       68,148   1.90 to .45      0.37        15.31 to 13.64
                                        2003    4,755    14.78 to 13.08       66,752   1.90 to .45      0.00        33.96 to 32.04
Mid Cap Index Series II                 2007    4,747    22.23 to 20.09       89,771   2.05 to .45      0.85          6.85 to 5.14
                                        2006    3,931    21.22 to 12.70       70,695   2.05 to .45      0.46         8.95 to (0.67)
                                        2005    3,338    19.77 to 16.37       55,886   2.05 to .45      0.34         11.29 to 9.53
                                        2004    3,477    18.03 to 14.93       52,902   2.05 to .45      0.24        15.13 to 13.30
                                        2003    2,913    15.90 to 13.15       38,918   2.05 to .45      0.00        33.72 to 27.12
Mid Cap Intersection Series II          2007      183    11.59 to 11.46        2,103   2.05 to .45      0.00       (7.32) to (8.31)
Mid Cap Stock Series I                  2007   14,502    23.49 to 22.71      292,411   1.90 to .45      0.00        23.01 to 21.24
                                        2006   18,381    19.59 to 12.82      304,720   1.90 to .45      0.00         13.04 to 2.55
                                        2005   22,048    17.54 to 14.50      326,656   1.90 to .45      0.00        14.06 to 12.42
                                        2004   13,194    15.57 to 12.87      173,906   1.90 to .45      0.00        18.50 to 16.79
                                        2003   13,463    13.31 to 10.99      151,616   1.90 to .45      0.00        41.69 to 39.65
Mid Cap Stock Series II                 2007    7,457    27.41 to 26.84      182,162   2.05 to .45      0.00        22.80 to 20.84
                                        2006    7,959    22.77 to 12.80      161,929   2.05 to .45      0.00         12.80 to 2.40
                                        2005    8,673    20.49 to 17.62      159,035   2.05 to .45      0.00        13.91 to 12.11
                                        2004    6,824    18.26 to 15.65      111,076   2.05 to .45      0.00        18.22 to 16.33
                                        2003    5,521    15.68 to 13.40       76,988   2.05 to .45      0.00        41.33 to 25.34

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Mid Cap Value Series I                  2007    7,236  $21.75 to $19.83  $   146,671  1.90% to .45%     1.08%       0.24% to (1.21)%
                                        2006    9,675    21.70 to 20.07      197,760   1.90 to .45      0.72        11.77 to 10.16
                                        2005   12,360    19.41 to 18.22      228,346   1.90 to .45      0.45          7.52 to 5.98
                                        2004   13,726    18.06 to 17.18      238,327   1.90 to .45      0.47        23.90 to 22.11
                                        2003   13,082    14.57 to 14.06      185,296   1.90 to .45      0.41        24.79 to 23.00
Mid Cap Value Series II                 2007    7,511    21.66 to 20.14      143,553   2.05 to .45      0.74         0.05 to (1.55)
                                        2006    9,922    22.08 to 18.82      191,977   2.05 to .45      0.53         11.53 to 9.76
                                        2005   12,516    20.09 to 17.12      219,693   2.05 to .45      0.26          7.28 to 5.58
                                        2004   13,288    19.01 to 16.19      219,968   2.05 to .45      0.32        23.66 to 21.69
                                        2003   10,326    15.61 to 13.28      139,572   2.05 to .45      0.54        25.03 to 22.78
ML Global Allocation                    2007       91    27.10 to 15.67        1,520  1.90 to 1.40      2.46        15.19 to 14.61
                                        2006      124    23.90 to 13.61        1,771  1.90 to 1.40      2.42        14.74 to 14.17
                                        2005      139    20.89 to 11.86        1,742   1.90 to .45      2.29          8.83 to 8.28
                                        2004      149    19.26 to 10.90        1,719  1.90 to 1.40      2.68        12.61 to 12.05
                                        2003      176     17.15 to 9.68        1,798  1.90 to 1.40      2.67          7.96 to 7.90
Money Market B Series NAV               2007    3,382    12.77 to 12.71       43,140  2.05 to 1.40      3.06          2.14 to 1.70
Money Market Series I                   2007   19,225    16.19 to 12.85      312,447   1.90 to .45      4.46          4.09 to 2.58
                                        2006   19,705    19.67 to 12.53      311,440   1.90 to .45      4.36          3.97 to 2.18
                                        2005   19,375    19.08 to 12.22      298,159   1.90 to .45      2.59          2.20 to 0.74
                                        2004   22,525    18.82 to 12.13      343,103   1.90 to .45      0.77         0.35 to (1.09)
                                        2003   31,177    18.92 to 12.27      474,913   1.90 to .45      0.60         0.13 to (1.31)
Money Market Series II                  2007   33,634    13.80 to 12.76      434,277   2.05 to .45      4.23          3.88 to 2.22
                                        2006   24,354    13.28 to 12.42      305,880   2.05 to .45      4.20          3.77 to 2.04
                                        2005   17,145    12.80 to 12.14      209,983   2.05 to .45      2.46          2.00 to 0.38
                                        2004   13,718    12.55 to 12.08      166,752   2.05 to .45      0.53         0.15 to (1.44)
                                        2003   13,360    12.53 to 12.24      164,149   2.05 to .45      0.54       (0.07) to (1.51)
Natural Resources Series II             2007    5,633    54.80 to 50.87      279,654   2.05 to .45      0.82        39.80 to 37.57
                                        2006    5,989    39.20 to 12.33      222,307   2.05 to .45      0.40        21.49 to (1.39)
                                        2005    6,124    32.27 to 30.93      191,797   2.05 to .45      0.00        45.76 to 43.46
                                        2004    3,870    22.14 to 21.56       84,076   2.05 to .45      0.05        23.49 to 21.52
                                        2003    1,515    17.93 to 17.74       26,967   2.05 to .45      0.00        43.42 to 41.87
Pacific Rim Series I                    2007    2,850    23.63 to 23.12       43,926   1.90 to .45      1.79          8.65 to 7.08
                                        2006    3,952    21.82 to 12.26       55,902   1.90 to .45      0.94        10.55 to (1.94)
                                        2005    4,878    19.99 to 12.17       63,116   1.90 to .45      0.86        25.19 to 23.39
                                        2004    4,342     16.17 to 9.83       45,136   1.90 to .45      0.45        16.37 to 14.70
                                        2003    4,610     14.07 to 8.54       41,382   1.90 to .45      0.15        40.09 to 38.07
Pacific Rim Series II                   2007    1,748    29.74 to 24.27       39,753   2.05 to .45      1.49          8.35 to 6.62
                                        2006    1,839    27.99 to 12.26       39,724   2.05 to .45      0.74        10.42 to (1.95)
                                        2005    2,335    25.73 to 19.24       46,964   2.05 to .45      0.68        24.86 to 22.89
                                        2004    1,619    20.92 to 15.64       26,155   2.05 to .45      0.34        16.27 to 14.42
                                        2003    1,301    18.26 to 13.65       18,416   2.05 to .45      0.21        46.31 to 37.88

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
PIM Classic Value Series II             2007    1,439  $15.08 to $14.22  $    20,614  2.05% to .45%     1.20%     (13.20) to (14.58)
                                        2006    2,037    17.37 to 13.72       34,189   2.05 to .45      1.10          15.32 to 9.74
                                        2005    1,023    15.07 to 14.67       15,129   2.05 to .45      0.46           8.73 to 7.01
                                        2004      550    13.86 to 13.71        7,563   2.05 to .45      0.28          10.84 to 9.67
PIMCO VIT All Asset Series II           2007    1,761    16.44 to 15.51       27,809   2.05 to .45      6.56           7.51 to 5.80
                                        2006    2,705    15.30 to 14.66       40,167   2.05 to .45      4.68           3.89 to 2.25
                                        2005    3,798    14.72 to 14.34       54,870   2.05 to .45      4.50           5.47 to 3.80
                                        2004    1,151    13.96 to 13.81       15,951   2.05 to .45      4.61         11.67 to 10.50
Quantitative All Cap Series II          2007    5,614    22.52 to 20.90      120,043   2.05 to .45      0.87           3.10 to 1.46
                                        2006      157    21.84 to 20.60        3,294   2.05 to .45      0.78         14.39 to 12.58
                                        2005      162    19.09 to 18.30        3,011   2.05 to .45      0.77           7.88 to 6.17
                                        2004      124    17.70 to 17.23        2,152   2.05 to .45      0.89         14.16 to 12.34
                                        2003       38    15.50 to 15.34          585   2.05 to .45      0.00         24.01 to 22.28
Quantitative Mid Cap Series I           2007      479    14.52 to 14.46        6,505   1.90 to .45      0.40        (2.52) to (3.93)
                                        2006      700    15.22 to 13.80        9,867   1.90 to .45      0.00           3.63 to 2.14
                                        2005    1,132    14.87 to 13.50       15,576   1.90 to .45      0.00         13.11 to 11.49
                                        2004    1,100    13.31 to 12.09       13,543   1.90 to .45      0.00         17.67 to 15.98
                                        2003      903    11.45 to 10.42        9,550   1.90 to .45      0.00         37.91 to 35.93
Quantitative Mid Cap Series II          2007    1,361    19.61 to 18.24       23,299   2.05 to .45      0.26        (2.63) to (4.19)
                                        2006      548    20.54 to 17.43        9,697   2.05 to .45      0.00           3.32 to 1.69
                                        2005      845    20.18 to 17.07       14,660   2.05 to .45      0.00         12.88 to 11.09
                                        2004      708    18.15 to 15.31       11,010   2.05 to .45      0.00         17.36 to 15.49
                                        2003      505    15.70 to 13.20        6,766   2.05 to .45      0.00         37.70 to 25.49
Quantitative Value Series II            2007    1,358    17.97 to 16.95       23,442   2.05 to .45      1.02        (5.82) to (7.32)
                                        2006      278    19.08 to 18.29        5,139   2.05 to .45      1.46         20.51 to 18.60
                                        2005      193    15.83 to 15.42        3,000   2.05 to .45      0.00           8.33 to 6.61
                                        2004       35    14.62 to 14.46          503   2.05 to .45      0.00         16.93 to 15.70
Real Estate Securities Series I         2007    3,404    29.11 to 27.17      103,497   1.90 to .45      2.61      (15.99) to (17.21)
                                        2006    5,075    38.25 to 15.69      185,688   1.90 to .45      1.79         37.49 to 25.49
                                        2005    5,752    28.08 to 24.21      154,631   1.90 to .45      2.04          11.35 to 9.75
                                        2004    7,124    25.46 to 22.06      173,731   1.90 to .45      2.35         31.44 to 29.55
                                        2003    7,483    19.56 to 17.03      140,550   1.90 to .45      2.60         38.52 to 36.53
Real Estate Securities Series II        2007    4,179    27.65 to 24.67      106,983   2.05 to .45      2.10      (16.15) to (17.49)
                                        2006    4,890    33.50 to 15.66      153,620   2.05 to .45      1.58         37.20 to 25.32
                                        2005    5,075    24.71 to 22.15      119,047   2.05 to .45      1.56          11.15 to 9.40
                                        2004    5,770    22.50 to 20.24      123,183   2.05 to .45      1.73         31.18 to 29.09
                                        2003    4,457    17.36 to 15.68       73,356   2.05 to .45      3.36         38.31 to 25.46
Real Return Bond Series II              2007    5,983    15.71 to 14.58       89,176   2.05 to .45      6.36          10.59 to 8.83
                                        2006    7,163    14.21 to 13.40       97,633   2.05 to .45      2.44        (0.26) to (1.83)
                                        2005    9,320    14.25 to 13.65      128,756   2.05 to .45      0.13          0.76 to (0.83)
                                        2004    9,068    14.14 to 13.77      125,769   2.05 to .45      0.28           8.24 to 6.52
                                        2003    4,934    13.06 to 12.92       63,958   2.05 to .45      0.00           4.49 to 2.46

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Science & Technology Series I           2007   14,544  $13.22 to $10.64  $   183,287  1.90% to .45%     0.00%      19.03% to 17.30%
                                        2006   19,135     12.90 to 4.53      208,202   1.90 to .45      0.00          5.05 to 1.31
                                        2005   24,225     12.40 to 4.37      253,761   1.90 to .45      0.00          1.62 to 0.17
                                        2004   29,948     12.31 to 4.36      313,598   1.90 to .45      0.00         0.42 to (1.03)
                                        2003   35,765     12.38 to 4.40      375,706   1.90 to .45      0.00        49.72 to 47.57
Science & Technology Series II          2007    4,023    19.21 to 17.77       63,303   2.05 to .45      0.00        18.73 to 16.84
                                        2006    4,062    16.51 to 11.23       54,950   2.05 to .45      0.00          4.90 to 1.16
                                        2005    4,293    15.97 to 10.83       55,872   2.05 to .45      0.00         1.37 to (0.24)
                                        2004    4,890    15.99 to 10.81       63,236   2.05 to .45      0.00         0.33 to (1.26)
                                        2003    4,629    16.18 to 10.91       60,374   2.05 to .45      0.00        49.79 to 29.36
Scudder Blue Chip -- B                  2007       --    25.00 to 21.78           --  2.05 to 1.40      0.69          5.96 to 5.72
                                        2006    1,249    23.59 to 20.60       29,187  2.05 to 1.40      0.48        13.59 to 12.86
                                        2005    1,358    20.77 to 18.25       27,987  2.05 to 1.40      0.57          8.16 to 7.46
                                        2004    1,354    19.20 to 16.98       25,841  2.05 to 1.40      0.22        13.94 to 13.20
                                        2003      831    16.85 to 15.00       13,945  2.05 to 1.40      0.14        25.00 to 20.02
Scudder Bond -- B                       2007       --    13.08 to 12.91           --  2.05 to 1.40      3.93          1.34 to 1.12
                                        2006       46    12.91 to 12.77          594  2.05 to 1.40      3.08          2.88 to 2.21
                                        2005       15    12.55 to 12.49          194  2.05 to 1.40      0.00         0.37 to (0.06)
Scudder Capital Growth -- B             2007       --    18.19 to 13.15           --  2.05 to 1.40      0.25          5.65 to 5.41
                                        2006    3,943    20.65 to 12.45       80,428  2.05 to 1.40      0.19          6.67 to 5.98
                                        2005    2,917    19.36 to 16.28       55,996  2.05 to 1.40      0.26          7.01 to 6.32
                                        2004    1,031    18.09 to 15.32       18,534  2.05 to 1.40      0.17          6.06 to 5.37
                                        2003      771    17.06 to 14.54       13,098  2.05 to 1.40      0.13        24.76 to 16.28
Scudder Conservative Allocation -- B    2007       --    15.17 to 14.84           --  2.05 to 1.40      2.09          3.62 to 2.98
                                        2006    2,174    14.64 to 14.42       31,684  2.05 to 1.40      1.17          7.30 to 6.61
                                        2005    1,960    13.64 to 13.52       26,673  2.05 to 1.40      0.00          2.93 to 2.26
                                        2004      569    13.26 to 13.22        7,535  2.05 to 1.40      0.00          6.04 to 5.78
Scudder Contrarian Value -- B           2007       --    23.65 to 19.63           --  2.05 to 1.40      1.39          5.51 to 5.27
                                        2006    1,226    22.42 to 18.64       27,212  2.05 to 1.40      1.22        13.37 to 12.64
                                        2005    1,448    19.77 to 16.55       28,379  2.05 to 1.40      1.43         0.17 to (0.48)
                                        2004    1,464    19.74 to 16.63       28,667  2.05 to 1.40      0.96          8.12 to 7.42
                                        2003      799    18.26 to 15.48       14,514  2.05 to 1.40      0.75        30.35 to 23.86
Scudder Davis Venture Value -- B        2007       --    25.20 to 21.00           --  2.05 to 1.40      0.33          4.92 to 4.69
                                        2006    2,049    24.02 to 20.06       48,622  2.05 to 1.40      0.27        12.76 to 12.03
                                        2005    2,283    21.30 to 17.90       48,136  2.05 to 1.40      0.37          7.71 to 7.02
                                        2004    2,274    19.77 to 16.73       44,602  2.05 to 1.40      0.04          9.86 to 9.15
                                        2003    1,377    18.00 to 15.33       24,648  2.05 to 1.40      0.15        27.62 to 22.61
Scudder Dreman High Return Equity -- B  2007       --    27.03 to 22.04           --  2.05 to 1.40      1.06          3.29 to 3.06
                                        2006    5,323    26.17 to 21.38      137,629  2.05 to 1.40      1.29        16.57 to 15.82
                                        2005    4,557    22.45 to 18.46      101,252  2.05 to 1.40      1.36          6.02 to 5.34
                                        2004    4,527    21.17 to 17.53       95,077  2.05 to 1.40      1.15        12.04 to 11.32
                                        2003    3,192    18.90 to 15.74       59,966  2.05 to 1.40      0.80        29.66 to 25.96

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Scudder Dreman Small Cap Value -- B     2007       --  $33.62 to $28.49  $        --  2.05% to 1.40%    0.58%       7.06% to 6.82%
                                        2006    1,857    31.40 to 26.67       57,632   2.05 to 1.40     0.39       22.86 to 22.07
                                        2005    2,215    25.56 to 21.85       56,042   2.05 to 1.40     0.36         8.26 to 7.56
                                        2004    2,218    23.61 to 20.31       51,955   2.05 to 1.40     0.45       23.77 to 22.97
                                        2003    1,482    19.07 to 16.52       28,118   2.05 to 1.40     0.43       39.68 to 32.13
Scudder Equity Index 500 -- B           2007    1,253    23.08 to 19.00       28,468   2.05 to 1.40     1.20         3.38 to 2.71
                                        2006    1,674    22.32 to 18.50       36,849   2.05 to 1.40     0.85       13.61 to 12.87
                                        2005    1,974    19.65 to 16.39       38,324   2.05 to 1.40     0.00         4.46 to 0.00
Scudder Fixed Income -- B               2007    3,489    14.13 to 13.28       48,823   2.05 to 1.40     4.22         2.30 to 1.63
                                        2006    4,405    13.82 to 13.07       60,299   2.05 to 1.40     3.32         2.45 to 1.79
                                        2005    4,911    13.48 to 12.84       65,750   2.05 to 1.40     3.04        0.44 to (0.21)
                                        2004    5,059    13.43 to 12.86       67,586   2.05 to 1.40     2.65         2.65 to 1.98
                                        2003    3,044    13.08 to 12.61       39,706   2.05 to 1.40     1.74         3.30 to 0.90
Scudder Global Blue Chip -- B           2007       --    32.98 to 29.54           --   2.05 to 1.40     0.27         9.31 to 9.06
                                        2006      489    30.17 to 27.09       14,636   2.05 to 1.40     0.18       27.85 to 27.03
                                        2005      475    23.60 to 21.32       11,122   2.05 to 1.40     0.00       20.80 to 20.02
                                        2004      407    19.54 to 17.77        7,908   2.05 to 1.40     0.67       12.74 to 12.01
                                        2003      292    17.33 to 15.86        5,042   2.05 to 1.40     0.06       27.17 to 26.54
Scudder Global Discovery -- B           2007       --    39.43 to 31.39           --   2.05 to 1.40     1.03       10.38 to 10.14
                                        2006      585    35.72 to 28.50       20,622   2.05 to 1.40     0.94       20.19 to 19.41
                                        2005      637    29.72 to 23.87       18,701   2.05 to 1.40     0.37       16.43 to 15.67
                                        2004      551    25.52 to 20.63       13,912   2.05 to 1.40     0.00       21.41 to 20.62
                                        2003      312    21.02 to 17.11        6,487   2.05 to 1.40     0.00       46.70 to 36.85
Scudder Government Securities -- B      2007       --    13.47 to 12.94           --   2.05 to 1.40     4.50         1.10 to 0.88
                                        2006    1,870    13.32 to 12.83       24,732   2.05 to 1.40     4.35         2.30 to 1.64
                                        2005    2,908    13.02 to 12.62       37,614   2.05 to 1.40     3.61         0.82 to 0.17
                                        2004    3,147    12.91 to 12.60       40,459   2.05 to 1.40     2.23         1.92 to 1.26
                                        2003    2,715    12.67 to 12.44       34,318   2.05 to 1.40     2.48        0.41 to (0.46)
Scudder Growth & Income -- B            2007       --    22.29 to 18.75           --   2.05 to 1.40     0.86         3.60 to 3.36
                                        2006    1,335    21.52 to 18.14       28,396   2.05 to 1.40     0.62       11.71 to 10.99
                                        2005    1,449    19.26 to 16.35       27,635   2.05 to 1.40     0.72         4.27 to 3.59
                                        2004      909    18.47 to 15.78       16,633   2.05 to 1.40     0.47         8.25 to 7.55
                                        2003      523    17.06 to 14.67        8,844   2.05 to 1.40     0.56       24.79 to 17.37
Scudder Growth Allocation -- B          2007       --    16.73 to 16.37           --   2.05 to 1.40     2.02         5.00 to 4.35
                                        2006    8,914    15.93 to 15.69      141,373   2.05 to 1.40     0.83       11.10 to 10.38
                                        2005    9,593    14.34 to 14.21      137,158   2.05 to 1.40     0.00         4.55 to 3.87
                                        2004    2,371    13.72 to 13.68       32,486   2.05 to 1.40     0.00         9.72 to 9.46
Scudder Health Sciences -- B            2007       --    22.28 to 18.91           --   2.05 to 1.40     0.00         8.75 to 8.51
                                        2006      645    20.48 to 17.43       13,090   2.05 to 1.40     0.00         4.31 to 3.63
                                        2005      737    19.64 to 16.82       14,366   2.05 to 1.40     0.00         6.56 to 5.87
                                        2004      795    18.43 to 15.88       14,542   2.05 to 1.40     0.00         7.64 to 6.94
                                        2003      548    17.12 to 14.85        9,318   2.05 to 1.40     0.00       31.36 to 18.81

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Scudder High Income -- B                2007       --   $20.58 to $17.08 $        --  2.05% to 1.40%    7.25%        3.39% to 3.16%
                                        2006    1,894     19.91 to 16.55      37,241   2.05 to 1.40     7.72          8.59 to 7.89
                                        2005    2,165     18.33 to 15.34      39,274   2.05 to 1.40     9.35          1.98 to 1.32
                                        2004    2,431     17.98 to 15.14      43,290   2.05 to 1.40     6.57         10.52 to 9.80
                                        2003    1,951     16.26 to 13.79      31,511   2.05 to 1.40     3.70        22.42 to 10.34
Scudder International -- B              2007       --     29.51 to 27.03          --   2.05 to 1.40     2.08          8.70 to 8.46
                                        2006    1,291     27.14 to 24.92      34,690   2.05 to 1.40     1.51        23.70 to 22.90
                                        2005    1,365     21.94 to 20.28      29,693   2.05 to 1.40     1.29        14.11 to 13.37
                                        2004    1,388     19.23 to 17.89      26,513   2.05 to 1.40     0.88        14.62 to 13.88
                                        2003      677     16.78 to 15.71      11,323   2.05 to 1.40     0.42        25.82 to 25.12
Scudder International Select
   Equity -- B                          2007       --     30.46 to 27.70          --   2.05 to 1.40     2.34          9.34 to 9.10
                                        2006    1,277     27.86 to 25.39      35,223   2.05 to 1.40     1.65        23.32 to 22.53
                                        2005    1,452     22.59 to 20.72      32,527   2.05 to 1.40     2.34        12.42 to 11.69
                                        2004    1,438     20.10 to 18.55      28,734   2.05 to 1.40     0.57        16.20 to 15.44
                                        2003      857     17.30 to 16.02      14,774   2.05 to 1.40     0.59        28.72 to 26.99
Scudder Janus Growth & Income -- B      2007       --     22.21 to 18.86          --   2.05 to 1.40     0.20          4.02 to 3.79
                                        2006    1,146     21.35 to 18.17      24,222   2.05 to 1.40     0.23          6.49 to 5.80
                                        2005    1,240     20.05 to 17.18      24,638   2.05 to 1.40     0.00         10.16 to 9.45
                                        2004    1,173     18.20 to 15.69      21,209   2.05 to 1.40     0.00          9.54 to 8.83
                                        2003      770     16.62 to 14.42      12,737   2.05 to 1.40     0.21        22.22 to 15.37
Scudder Mid Cap Growth -- B             2007       --     26.77 to 20.44          --   2.05 to 1.40     0.00          9.66 to 9.42
                                        2006      178     24.41 to 18.68       4,297   2.05 to 1.40     0.00          9.01 to 8.31
                                        2005      187     22.39 to 17.25       4,123   2.05 to 1.40     0.00        13.06 to 12.33
                                        2004      204     19.81 to 15.35       3,993   2.05 to 1.40     0.00          2.16 to 1.50
                                        2003      146     19.39 to 15.13       2,800   2.05 to 1.40     0.00        31.58 to 21.02
Scudder Moderate Allocation -- B        2007       --     15.93 to 15.59          --   2.05 to 1.40     2.25          4.26 to 3.62
                                        2006    7,759     15.28 to 15.04     117,984   2.05 to 1.40     0.88          9.40 to 8.69
                                        2005    8,271     13.96 to 13.84     115,180   2.05 to 1.40     0.00          3.60 to 2.93
                                        2004    1,626     13.48 to 13.45      21,899   2.05 to 1.40     0.00          7.83 to 7.57
Scudder Money Market -- B               2007       --     12.87 to 12.57          --   2.05 to 1.40     1.74          1.05 to 0.83
                                        2006    2,526     12.73 to 12.47      31,880   2.05 to 1.40     4.14          2.80 to 2.14
                                        2005    2,834     12.39 to 12.19      34,840   2.05 to 1.40     2.30          1.01 to 0.36
                                        2004    2,460     12.26 to 12.13      30,042   2.05 to 1.40     0.46       (0.88) to (1.52)
                                        2003    3,758     12.37 to 12.30      46,360   2.05 to 1.40     0.29       (0.98) to (1.47)
Scudder Real Estate -- B                2007       --     30.08 to 29.31          --   2.05 to 1.40     0.78          2.83 to 2.60
                                        2006      724     29.25 to 28.57      21,059   2.05 to 1.40     0.00        35.23 to 34.36
                                        2005      871     21.63 to 21.26      18,755   2.05 to 1.40     2.25          9.77 to 9.06
                                        2004      927     19.71 to 19.50      18,216   2.05 to 1.40     0.59        28.91 to 28.07
                                        2003      396     15.29 to 15.22       6,043   2.05 to 1.40     0.00        22.30 to 21.78
Scudder Small Cap Growth -- B           2007       --     23.70 to 18.63          --   2.05 to 1.40     0.00          7.36 to 7.13
                                        2006    1,220     22.08 to 17.39      26,467   2.05 to 1.40     0.00          3.35 to 2.68
                                        2005    1,347     21.36 to 16.94      28,336   2.05 to 1.40     0.00          5.25 to 4.57
                                        2004    1,066     20.29 to 16.20      21,382   2.05 to 1.40     0.00          9.00 to 8.29
                                        2003      706     18.62 to 14.96      13,029   2.05 to 1.40     0.00        30.67 to 19.65

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Scudder Strategic Income -- B           2007       --   $14.94 to $14.55 $        --  2.05% to 1.40%    5.82%        2.05% to 1.82%
                                        2006      907     14.64 to 14.29      13,189   2.05 to 1.40     4.79          7.24 to 6.55
                                        2005    1,035     13.65 to 13.42      14,054   2.05 to 1.40     7.53         0.51 to (0.14)
                                        2004      981     13.58 to 13.43      13,270   2.05 to 1.40     0.00          6.76 to 6.07
                                        2003      497     12.72 to 12.67       6,310   2.05 to 1.40     0.00          1.76 to 1.33
Scudder Technology Growth -- B          2007       --     23.73 to 16.44          --   2.05 to 1.40     0.00          3.72 to 3.49
                                        2006      420     22.88 to 15.89       9,389   2.05 to 1.40     0.00       (0.96) to (1.60)
                                        2005      488     23.10 to 16.15      11,033   2.05 to 1.40     0.12          1.84 to 1.18
                                        2004      540     22.68 to 15.96      12,054   2.05 to 1.40     0.00         0.06 to (0.59)
                                        2003      392     22.67 to 16.05       8,737   2.05 to 1.40     0.00        44.15 to 28.44
Scudder Total Return -- B               2007       --     18.52 to 16.29          --   2.05 to 1.40     2.86          4.10 to 3.87
                                        2006    1,150     17.79 to 15.68      20,283   2.05 to 1.40     2.19          8.30 to 7.60
                                        2005    1,342     16.43 to 14.58      21,882   2.05 to 1.40     2.10          2.46 to 1.80
                                        2004    1,458     16.03 to 14.32      23,218   2.05 to 1.40     1.15          4.88 to 4.20
                                        2003    1,158     15.29 to 13.74      17,619   2.05 to 1.40     1.29         15.92 to 9.94
Scudder Turner Mid Cap Growth -- B      2007       --     28.00 to 22.00          --   2.05 to 1.40     0.00          9.40 to 9.15
                                        2006      742     25.59 to 20.15      18,694   2.05 to 1.40     0.00          4.74 to 4.06
                                        2005      823     24.43 to 19.37      19,804   2.05 to 1.40     0.00          9.71 to 9.00
                                        2004      811     22.27 to 17.77      17,921   2.05 to 1.40     0.00          9.09 to 8.38
                                        2003      582     20.42 to 16.39      11,793   2.05 to 1.40     0.00        46.02 to 31.16
Small Cap Index Series I                2007    1,722     17.80 to 12.50      29,608    1.90 to .45     1.63       (2.61) to (4.02)
                                        2006    2,274     18.92 to 17.47      40,548    1.90 to .45     0.52        17.08 to 15.40
                                        2005    2,798     16.21 to 12.50      43,031    1.90 to .45     0.55          3.43 to 1.94
                                        2004    3,317     15.87 to 12.50      49,871    1.90 to .45     0.33        16.80 to 15.11
                                        2003    4,258     13.76 to 12.50      55,344    1.90 to .45     0.00        45.13 to 43.05
Small Cap Index Series II               2007    5,338     21.42 to 18.91      95,874    2.05 to .45     0.90       (2.79) to (4.34)
                                        2006    2,385     22.48 to 18.19      44,538    2.05 to .45     0.34        16.82 to 14.97
                                        2005    2,869     19.53 to 15.80      46,392    2.05 to .45     0.35          3.24 to 1.60
                                        2004    3,002     19.20 to 15.53      47,580    2.05 to .45     0.19        16.60 to 14.75
                                        2003    2,547     16.72 to 13.51      34,874    2.05 to .45     0.00        44.68 to 33.65
Small Cap Opportunities Series I        2007    2,602     23.61 to 22.06      58,486    1.90 to .45     1.89       (8.08) to (9.41)
                                        2006    3,561     25.68 to 24.35      88,037    1.90 to .45     0.73          9.96 to 8.38
                                        2005    4,571     23.35 to 22.47     103,817    1.90 to .45     0.00        17.10 to 15.97
Small Cap Opportunities Series II       2007    2,158     23.48 to 21.79      47,273    2.05 to .45     1.53       (8.22) to (9.69)
                                        2006    2,749     25.58 to 12.24      66,874    2.05 to .45     0.55         9.70 to (2.06)
                                        2005    3,283     23.32 to 22.35      74,178    2.05 to .45     0.00          7.13 to 5.43
                                        2004    1,454     21.77 to 21.20      31,064    2.05 to .45     0.05        24.92 to 22.93
                                        2003      862     17.43 to 17.25      14,904    2.05 to .45     0.00        39.43 to 37.81
Small Cap Value Focus                   2007      299     68.56 to 18.13      11,280   1.90 to 1.40     0.12       (2.42) to (2.91)
                                        2006      362     70.26 to 18.68      14,990   1.90 to 1.40     0.11        11.11 to 10.56
                                        2005      439     63.24 to 16.89      16,487   1.90 to 1.40     0.82          8.71 to 8.17
                                        2004      528     58.17 to 15.62      18,357   1.90 to 1.40     0.00        13.20 to 12.63
                                        2003      599     51.39 to 13.87      18,311   1.90 to 1.40     0.00        40.64 to 39.94

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)


                                                         AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                             --------------------------------------- -----------------------------------------------
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)     HIGHEST TO      INCOME         HIGHEST TO
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Small Company Value Series I            2007    6,599   $24.33 to $21.61 $   150,842  1.90% to .45%     0.15%     (1.64)% to (3.07)%
                                        2006    9,133     24.91 to 12.53     214,490   1.90 to .45      0.07         14.90 to 0.21
                                        2005   11,133     21.97 to 19.68     229,830   1.90 to .45      0.28          6.55 to 5.03
                                        2004   14,367     20.88 to 18.74     281,190   1.90 to .45      0.16        24.63 to 22.83
                                        2003   15,206     16.98 to 15.26     241,376   1.90 to .45      0.41        33.07 to 31.15
Small Company Value Series II           2007    6,481     21.32 to 20.37     125,798   2.05 to .45      0.00       (1.85) to (3.42)
                                        2006    8,527     22.15 to 12.51     172,275   2.05 to .45      0.00         14.69 to 0.07
                                        2005    9,975     19.61 to 17.17     178,396   2.05 to .45      0.07          6.30 to 4.62
                                        2004   11,153     18.72 to 16.38     189,902   2.05 to .45      0.08        24.38 to 22.40
                                        2003    8,705     15.28 to 13.36     120,318   2.05 to .45      0.58        32.96 to 22.17
Special Value Series II                 2007       --     21.53 to 20.03          --   2.05 to .45      1.76       (0.84) to (2.20)
                                        2006      298     21.71 to 20.48       6,223   2.05 to .45      0.00         10.10 to 8.36
                                        2005      384     19.72 to 18.90       7,342   2.05 to .45      0.00          4.83 to 3.17
                                        2004      382     18.81 to 18.32       7,045   2.05 to .45      0.00        19.41 to 17.51
                                        2003      122     15.75 to 15.59       1,903   2.05 to .45      0.00        26.03 to 24.71
Strategic Bond Series I                 2007    5,699     19.70 to 16.27     115,931   1.90 to .45      9.20       (0.61) to (2.04)
                                        2006    6,540     21.83 to 13.31     135,033   1.90 to .45      6.82          6.60 to 5.05
                                        2005    7,848     20.68 to 15.81     153,903   1.90 to .45      2.90          2.44 to 0.77
                                        2004    9,150     20.42 to 15.69     177,185   1.90 to .45      3.79          6.18 to 4.65
                                        2003   11,042     19.41 to 14.99     203,675   1.90 to .45      4.79        12.61 to 10.99
Strategic Bond Series II                2007    5,439     16.84 to 13.85      85,480   2.05 to .45      8.82       (0.71) to (2.29)
                                        2006    6,041     16.96 to 13.29      97,092   2.05 to .45      6.78          6.42 to 4.70
                                        2005    6,546     16.53 to 13.54     100,163   2.05 to .45      2.00          1.98 to 0.37
                                        2004    4,919     15.63 to 13.49      74,721   2.05 to .45      2.33          5.91 to 4.23
                                        2003    2,753     14.76 to 12.94      40,005   2.05 to .45      5.53         12.42 to 3.53
Strategic Opportunities Series I        2007       --     13.34 to 11.19          --   1.90 to .45      0.76          6.63 to 6.13
                                        2006   12,559      50.15 to 9.60     307,765  1.90 to 0.45      0.01        11.65 to 10.05
                                        2005   15,721      45.29 to 8.72     346,976  1.90 to 0.45      0.45          9.23 to 7.67
                                        2004   19,867      41.81 to 8.09     403,598  1.90 to 0.45      0.09        11.81 to 10.20
                                        2003   23,975      37.71 to 7.33     441,203  1.90 to 0.45      0.00        25.28 to 23.47
Strategic Opportunities Series II       2007       --     19.93 to 14.96          --   2.05 to .45      0.52          6.53 to 5.98
                                        2006    1,733     18.88 to 12.89      23,023   2.05 to .45      0.00         11.41 to 9.65
                                        2005    2,006     17.20 to 11.71      24,166   2.05 to .45      0.27          9.06 to 7.33
                                        2004    2,330     16.01 to 10.87      26,006   2.05 to .45      0.02        11.88 to 10.10
                                        2003    2,145      14.53 to 9.83      21,670   2.05 to .45      0.00        25.05 to 16.12
T Rowe Price Mid Value Series II        2007      890     16.79 to 16.09      14,516   2.05 to .45      1.68       (0.15) to (1.74)
                                        2006      938     16.82 to 16.38      15,484   2.05 to .45      0.06        19.51 to 17.62
                                        2005      334     14.07 to 13.92       4,662   2.05 to .45      0.00        12.56 to 11.37
Total Return Series I                   2007   14,285     19.89 to 15.85     254,967   1.90 to .45      7.40          8.00 to 6.44
                                        2006   17,147     18.42 to 12.93     286,638   1.90 to .45      3.54          3.58 to 1.65
                                        2005   20,828     17.86 to 14.65     340,882   1.90 to .45      2.43          2.02 to 0.55
                                        2004   24,746     17.50 to 14.57     400,815   1.90 to .45      3.85          4.48 to 2.98
                                        2003   31,438     16.75 to 14.15     492,909   1.90 to .45      2.91          4.55 to 3.04

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Total Return Series II                  2007   13,300  $16.50 to $13.83  $   204,912  2.05% to .45%     7.15%       7.79% to 6.07%
                                        2006   14,890    15.31 to 12.91      215,790   2.05 to .45      3.36         3.44 to 1.33
                                        2005   17,548    14.87 to 12.86      249,888   2.05 to .45      2.02         1.79 to 0.18
                                        2004   18,952    14.61 to 12.84      268,236   2.05 to .45      3.05         4.24 to 2.58
                                        2003   18,959    14.01 to 12.52      260,587   2.05 to .45      3.78         4.40 to 0.14
Total Stock Market Index Series I       2007    1,875    15.54 to 14.16       24,997   1.90 to .45      2.16         4.70 to 3.19
                                        2006    2,366    15.22 to 12.49       30,453   1.90 to .45      1.00       14.78 to 13.13
                                        2005    2,761    13.43 to 11.01       31,292   1.90 to .45      1.15         5.22 to 3.71
                                        2004    3,332    12.92 to 10.59       36,324   1.90 to .45      0.62        11.24 to 9.63
                                        2003    3,675     11.76 to 9.64       36,557   1.90 to .45      0.00       29.95 to 28.08
Total Stock Market Index Series II      2007    4,118    19.87 to 18.63       71,822   2.05 to .45      1.16         4.51 to 2.84
                                        2006    1,796    19.39 to 16.20       30,203   2.05 to .45      0.86       14.58 to 12.76
                                        2005    2,109    17.18 to 14.30       31,196   2.05 to .45      0.89         4.94 to 3.28
                                        2004    2,130    16.62 to 13.80       30,316   2.05 to .45      0.46        11.09 to 9.33
                                        2003    1,979    15.19 to 12.57       25,617   2.05 to .45      0.00       29.73 to 21.40
U.S. Core Series I                      2007   22,295    15.00 to 12.25      551,052   1.90 to .45      2.18        0.81 to (0.65)
                                        2006   29,246    32.90 to 10.61      728,071   1.90 to .45      1.27         8.69 to 7.13
                                        2005   37,957     30.56 to 9.89      881,125   1.90 to .45      1.44         1.57 to 0.12
                                        2004   48,093     30.37 to 9.86    1,114,410   1.90 to .45      0.88         6.29 to 4.76
                                        2003   57,446     28.85 to 9.40    1,271,217   1.90 to .45      1.01       26.02 to 24.21
U.S. Core Series II                     2007    4,303    16.37 to 15.32       60,726   2.05 to .45      1.86        0.54 to (1.07)
                                        2006    5,504    16.61 to 13.33       78,113   2.05 to .45      1.06         8.50 to 6.79
                                        2005    6,878    15.54 to 12.43       90,983   2.05 to .45      1.22        1.38 to (0.22)
                                        2004    7,865    15.56 to 12.41      103,787   2.05 to .45      0.65         6.07 to 4.38
                                        2003    6,967    14.89 to 11.84       87,719   2.05 to .45      1.31       25.84 to 19.05
U.S. Global Leaders Growth Series I     2007    1,900    13.81 to 13.10       25,237   1.90 to .45      1.24         3.16 to 1.67
                                        2006    2,430    13.39 to 12.88       31,621   1.90 to .45      0.00        1.35 to (0.11)
                                        2005    2,923    13.21 to 12.90       37,929   1.90 to .45      0.15         8.99 to 7.93
U.S. Global Leaders Growth Series II    2007    1,510    13.77 to 12.98       19,916   2.05 to .45      0.87         3.03 to 1.38
                                        2006    1,984    13.36 to 12.81       25,698   2.05 to .45      0.00        1.04 to (0.56)
                                        2005    2,469    13.23 to 12.88       32,021   2.05 to .45      0.00         .41 to (1.18)
                                        2004      262    13.17 to 13.03        3,426   2.05 to .45      0.58         5.37 to 4.26
U.S. Government Securities Series I     2007    6,153    18.36 to 13.99      120,828   1.90 to .45      8.16         2.68 to 1.20
                                        2006    7,000    23.58 to 12.99      136,847   1.90 to .45      5.14         4.09 to 2.43
                                        2005    9,009    22.91 to 13.49      170,764   1.90 to .45      1.87        1.12 to (0.33)
                                        2004   11,789    22.87 to 13.54      222,725   1.90 to .45      2.04         2.42 to 0.94
                                        2003   15,859    22.54 to 13.41      293,851   1.90 to .45      3.66        1.28 to (0.18)
U.S. Government Securities Series II    2007    5,108    14.66 to 12.75       70,264   2.05 to .45      7.87         2.46 to 0.83
                                        2006    5,486    14.31 to 12.64       74,548   2.05 to .45      5.01         4.01 to 2.08
                                        2005    6,759    14.23 to 12.39       89,588   2.05 to .45      1.44        1.00 to (0.60)
                                        2004    9,114    13.66 to 12.46      120,990   2.05 to .45      1.51         2.23 to 0.61
                                        2003    9,713    13.36 to 12.39      127,552   2.05 to .45      4.81        1.14 to (0.91)

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
U.S. High Yield Series II               2007      152   $14.44 to $13.84 $     2,124  2.05% to .45%     10.08%       2.22% to 0.59%
                                        2006      183     14.12 to 13.75       2,539   2.05 to .45       3.30         8.97 to 7.25
                                        2005       99     13.05 to 12.82       1,271   2.05 to .45       0.00         3.69 to 2.60
U.S. Large Cap Value Series I           2007   13,858     15.14 to 14.09     203,733   1.90 to .45       1.06      (0.79) to (2.23)
                                        2006   18,403     15.26 to 12.93     275,659   1.90 to .45       0.59        10.16 to 3.44
                                        2005   23,451     15.27 to 12.69     321,910   1.90 to .45       0.44         5.34 to 3.83
                                        2004   29,183     13.33 to 12.21     384,371   1.90 to .45       0.26         8.90 to 7.33
                                        2003   23,693     12.35 to 11.37     289,158   1.90 to .45       0.40       36.45 to 34.49
U.S. Large Cap Value Series II          2007    5,042     17.87 to 16.89      78,592   2.05 to .45       0.73      (0.97) to (2.55)
                                        2006    6,320     18.40 to 12.91     101,074   2.05 to .45       0.41         9.86 to 3.26
                                        2005    7,796     17.00 to 14.14     114,793   2.05 to .45       0.12         5.25 to 3.59
                                        2004    9,022     16.40 to 13.59     127,668   2.05 to .45       0.20         8.62 to 6.89
                                        2003    7,525     15.32 to 12.66      99,194   2.05 to .45       0.63       36.07 to 22.52
UBS Large Cap Series I                  2007   15,761     15.92 to 15.32     244,826   1.90 to .45       0.52      (5.24) to (6.17)
UBS Large Cap Series II                 2007    1,178     15.90 to 15.24      18,167   2.05 to .45       0.59        0.81 to (0.79)
                                        2006      112     15.78 to 15.36       1,733   2.05 to .45       0.21       13.64 to 11.84
                                        2005       61     13.98 to 13.74         835   2.05 to .45       0.00        11.05 to 9.88
Utilities Series I                      2007    2,640     24.56 to 23.54      58,247   1.90 to .45       1.91       26.83 to 24.99
                                        2006    3,127     19.86 to 17.19      54,992   1.90 to .45       2.27       30.42 to 28.55
                                        2005    3,528     15.42 to 13.36      48,052   1.90 to .45       0.44       16.30 to 14.63
                                        2004    3,380     13.43 to 11.65      40,071   1.90 to .45       0.85       28.84 to 26.98
                                        2003    2,784      10.55 to 9.16      25,918   1.90 to .45       1.17       33.92 to 32.00
Utilities Series II                     2007    1,984     35.99 to 34.64      65,472   2.05 to .45       1.64       26.53 to 24.51
                                        2006    2,219     28.45 to 24.79      58,597   2.05 to .45       2.10       30.18 to 28.12
                                        2005    2,375     21.85 to 19.27      48,680   2.05 to .45       0.29       16.04 to 14.20
                                        2004    1,944     19.05 to 16.81      34,697   2.05 to .45       0.63       28.65 to 26.61
                                        2003    1,380     15.03 to 13.22      19,356   2.05 to .45       1.49       33.65 to 20.16
Value Series I                          2007    5,824     24.34 to 19.39     154,363   1.90 to .45       1.33         7.73 to 6.17
                                        2006    7,252     27.46 to 13.65     180,671   1.90 to .45       0.38        20.50 to 9.20
                                        2005    8,521     23.01 to 15.37     177,720   1.90 to .45       0.62       12.05 to 10.45
                                        2004   11,368     20.73 to 13.92     215,147   1.90 to .45       0.55       14.66 to 13.00
                                        2003   11,856     18.25 to 12.32     197,921   1.90 to .45       1.27       38.14 to 36.15
Value Series II                         2007    2,511     25.39 to 21.87      50,705   2.05 to .45       1.00         7.52 to 5.80
                                        2006    2,811     24.08 to 13.63      54,277   2.05 to .45       0.20        20.26 to 9.04
                                        2005    2,596     20.33 to 16.05      42,338   2.05 to .45       0.42       11.85 to 10.08
                                        2004    3,080     18.45 to 14.56      45,452   2.05 to .45       0.35       14.52 to 12.70
                                        2003    2,082     16.35 to 12.90      27,117   2.05 to .45       1.63       37.98 to 30.73
Wellington Small Cap Growth Series II   2007    1,950     20.33 to 19.48      37,591   2.05 to .45       0.00       13.26 to 11.45
                                        2006    1,718     17.95 to 12.40      29,891   2.05 to .45       0.00       12.71 to (0.81)
                                        2005    1,169     16.04 to 15.76      18,480   2.05 to .45       0.00       27.41 to 26.07

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Wellington Small Cap Value Series II    2007    4,136  $16.39 to $15.71  $    65,291  2.05% to .45%     0.56%     (3.57)% to (5.11)%
                                        2006    4,012    17.00 to 13.58       66,826   2.05 to .45      0.00         18.50 to 8.65
                                        2005    2,337    14.45 to 14.20       33,286   2.05 to .45      0.00        14.78 to 13.57
Wells Capital Core Bond Series II       2007      273    13.68 to 13.11        3,624   2.05 to .45      7.22          5.58 to 3.90
                                        2006      117    12.96 to 12.62        1,494   2.05 to .45      2.11          3.15 to 1.52
                                        2005       56    12.65 to 12.43          699   2.05 to .45      0.00         0.50 to (0.56)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

6. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES


DATE OF CHANGE                            OLD NAME                                         NEW NAME
--------------       -------------------------------------------------   --------------------------------------------
October 1, 1997      NASL Variable Account                               The Manufacturers Life Insurance Company of
                                                                         North America Separate Account A

October 1, 1997      North American Security Life Insurance Company      The Manufacturers Life Insurance Company of
                                                                         North America

November 1, 1997     NAWL Holding Co., Inc.                              Manulife-Wood Logan Holding Co., Inc.

September 24, 1999   Wood Logan Associates, Inc.                         Manulife Wood Logan, Inc

January 1, 2005      The  Manufacturers  Life Insurance Company          John Hancock Life Insurance Company (U.S.A.)
                     (U.S.A.) Separate Account A                         Separate Account A

January 1, 2005      The Manufacturers Life Insurance Company (U.S.A.)   John Hancock Life Insurance Company (U.S.A.)

January 1, 2005      Manulife Financial Securities LLC                   John Hancock Distributors LLC

January 1, 2005      Manufacturers Securities Services LLC               John Hancock Investment Management Services
                                                                         LLC


On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                    * * * * *

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements


          (1) Financial Statements of the Registrant, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H, (Part B of the registration statement). FILED HEREWITH



          (2) Financial Statements of the Depositor, The Manufacturers Life Insurance Company (U.S.A.) (Part B of the registration statement). FILED HEREWITH


     (b)  Exhibits

          (1)  (i)      Resolution of the Board of Directors of Manufacturers
                        Life Insurance Company (U.S.A.) establishing The
                        Manufacturers Life Insurance Company Separate Account H
                        - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement, file number 333-70728, filed January 2, 2002
                        (the "Pre-Effective Amendment")

          (2) Agreements for custody of securities and similar investments - Not Applicable.

          (3)  (i)      Form of Underwriting Agreement-- Incorporated by
                        reference to Exhibit (b)(3)(i) to Form N-4, file number
                        33-76162, filed March 1, 1999.

               (ii) Form of Promotional Agent Agreement -- Incorporated by reference to Exhibit (b)(3)(ii) to post-effective amendment no. 3 to Form N-4, file number 33-77878, filed February 28, 1997.

               (iii) Form of Amendment to Promotional Agent Agreement - Incorporated by reference to Exhibit (b)(3)(iii) to Form N-4, file number 33-76162, filed February 25, 1998.

               (iv) Form of broker-dealer Agreement - Incorporated by reference to Exhibit (b)(3)(iv) to the registration statement on Form N-4 file number 333-70728, filed October 2, 2001.

          (4)  (i)      (A)  Form of Specimen Flexible Purchase Payment
                             Individual Deferred Variable Annuity Contract,
                             Non-Participating (v20/21) - Incorporated by reference to Exhibit (b)(4)(i)(A) to post-effective amendment no. 4 to registration statement on Form
                             N-4 (file no. 33-76162) filed April 7, 1997.


                        (B) Form of Specimen Income Plus for Life Rider - Incorporated by reference to Exhibit 4(i)(B) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.



                        (C) Form of Specimen Income Plus for Life - Joint Life Rider - Incorporated by reference to Exhibit 4(i)(C) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.



                        (D) Form of Specimen Principal Plus for Life Rider - Incorporated by reference to Exhibit 4(i)(D) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.



                        (E) Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider - Incorporated by reference to Exhibit 4(i)(E) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.



                        (F) Form of Specimen Principal Returns Rider - Incorporated by reference to Exhibit 4(i)(F) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.



                        (G) Form of Specimen Annual Step Death Benefit Rider - Incorporated by reference to Exhibit 4(i)(G) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.


               (ii)     (B)  Form of Specimen Flexible Purchase Payment
                             Individual Deferred Variable Annuity Contract, Non-Participating (v7) - Incorporated by reference to Exhibit (b)(4)(i)(B) to post-effective amendment no. 4 to registration statement on Form N-4 (file no. 33-76162) filed April 7, 1997.

                             (1) Form of Specimen Death Benefit Endorsement to Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating
                                  (v7) -- Previously filed as Exhibit
                                  (b)(4)(ii)(B)(1) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

                             (2)  Form of Specimen Endorsements to Contract
                                  (v7): (i) Individual Retirement Annuity
                                  Endorsement; (ii) Retirement Equity Act
                                  Endorsement; (iii) Tax-sheltered Annuity
                                  Endorsement; (iv) Qualified Plan Endorsement
                                  Section 401 Plans -- Previously filed as
                                  Exhibit (b)(4)(ii)(B)(2) to post-effective amendment no. 4 to Form N-4 (file no.33-76162) filed February 25, 1998.

                        (C) Form of Specimen Death Benefit Endorsement to Venture 3 Contract, Non-Participating -- Previously filed as Exhibit (b)(4)(ii)(C) to post-effective amendment no. 4 to Form N-4 (file no.33-76162) filed February 25, 1998

                        (D) Form of Fixed Account Endorsement (v20/21) - Previously filed as Exhibit (b)(4)(ii)(E) to post-effective amendment no. 6 to Form N-4 (file no.33-76162) filed March 1, 1999.

                        (E) Form of Roth Individual Retirement Annuity Endorsement - Previously filed as Exhibit
                             (b)(4)(ii)(F) to post-effective amendment no. 6 to Form N-4 (file no.33-76162) filed March 1, 1999.

               (iii) Form of Guaranteed Income Rider (v20/21) -- Previously filed as Exhibit (b)(4)(iii) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

          (5)  (i)      Form of Specimen Application for Flexible Purchase
                        Payment Individual Deferred Combination Fixed and
                        Variable Annuity Contract, Non-Participating --
                        Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number 333-24657, filed
                        February 28, 2000.

               (ii) Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98) - Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.

          (6)  (i)      Restated Articles of Redomestication of The
                        Manufacturers Life Insurance Company (U.S.A.) -
                        Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000
                        (File No. 333-41814).

               (ii) Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984 -- Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

               (iii) Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(iii) to Form N-4, file no. 333-70728, filed May 1, 2007.

               (iv) By-laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

               (v) Amendment to By-Laws reflecting the Company's name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(v) to Form N-4, file no. 333-70728, filed May 1, 2007.

          (7)  (i)      Form of Variable Annuity Reinsurance Agreement Contract
                        with Connecticut General Life Insurance Company, effective July 1, 1997--Incorporated by reference to Exhibit (b) (7) (i) to the registration statement filed
                        February 26, 1998.

               (ii) Form of Automatic Reinsurance Agreement with Swiss Re Life & Health America Inc., effective August 1, 1997 - Incorporated by reference to Exhibit (b) (7) (ii) to this registration statement.

               (iii) Form of contract of reinsurance in connection with the variable annuity contracts being offered - Contract with Manulife Reinsurance Corporation (USA), effective July 1, 1998 - Incorporated by reference to Exhibit
                        (b)(7)(iv) to Form N-4, file number 33-77878, filed December 16, 1998.

               (iv) Form of Coinsurance Agreement with Peoples Security Life Insurance Company, effective June 30, 1995 - Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-6011 filed January 29, 1997.

               (v) Form of Automatic Reinsurance Agreement (Agreement 2000-14) with AXA Re Life Insurance Company, effective May 1, 2000. - Incorporated by reference to Exhibit (7)
                        (v) to the Pre-Effective Amendment.

                        i Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incoporated by reference to Exhibit (7) (v)(i) to post-effective amendment no. 1 to Form N-4, filed number 333-70728, filed April 29, 2002 (the
                             "Post-Effective Amendment No. 1").

                        ii Form of Amendment No. 2 to Automatic Reinsurance Agreement (Agreement 2000-14 dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit (7)(v)(ii) to Post Effective Amendment No. 1.

                        iii Form of Amendment No. 3 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7)(v)(iii) to Post Effective Amendment No. 1.

               (vi) Form of Automatic Reinsurance Agreement (Agreement 2000-21) with AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company, effective August 15, 2000. Incorporated by reference to Exhibit (7) (vi) to Post Effective Amendment No. 1.

               (vii) Form of Automatic Reinsurance Agreement (Agreement 2001-41) with AXA Corporate Solutions Life Reinsurance Company, effective January 29, 2001. Incorporated by reference to Exhibit (7) (vii) to Post Effective Amendment No. 1.

               (viii) Form of Automatic Reinsurance Agreement (Agreement 2001-47) with AXA Corporate Solutions Life Reinsurance Company, effective July 1, 2001. Incorporated by reference to Exhibit (7)(viii) to Post Effective Amendment No. 1.

                        i Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2001-47) dated July 1, 2001 with AXA Corporate Solutions Life Reinsurance Company. Incorporated by reference to Exhibit
                             (7)(viii)(i) to Post Effective Amendment No. 1.

               (ix) Form of Automatic Reinsurance Agreement (Agreement 2001-48) with AXA Corporate Solutions Life Reinsurance Company, effective July 1, 2001. Incorporated by reference to Exhibit (7)(ix) to Post Effective Amendment No. 1.

          (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

               (i)(A) Form of Remote Service Agreement dated November 1, 1996 with CSC Continuum Inc. -- Incorporated by reference to Exhibit (b)(8)(i) to post-effective amendment no. 3 to Form N-4, file number 33-77878, filed February 28, 1997.


               (B) Amendment to Remote Service Agreement dated April 1, 1998 with CSC Continuum Inc. -- Incorporated by reference to Exhibit (b)(8)(ii) to post effective amendment no. 9 to Form N-4, file number 33-77878, filed April 28, 2000.



               (C) Amendment to Remote Service Agreement dated March 1999 with CSC Continuum Inc. - Incorporated by reference to Exhibit (b)(8)(ii) to post-effective amendment no. 9 to Form N-4, file number 33-76162 filed April 27, 2000.



               (ii)(A) Form of Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America - Incorporated by reference to Exhibit (b)(8)(iv) to the registration statement on Form N-4, file number 333-70728, filed October 2, 2001.



               (iii)(A) Participation Agreement among John Hancock Life
                        Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.



               (B) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.



               (C) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.



               (D) Shareholder Information Agreement dated October 16, 2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.



               (E) Form of Participation Agreement among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.



               (F) Form of Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.



               (G) Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.


          (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to Exhibit (9) to the Pre-Effective Amendment.


          (10) Written consent of Ernst & Young LLP, independent registered public accounting firm - FILED HEREWITH.


          (11) All financial statements omitted from Item 23, Financial Statements--Not Applicable

          (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners -- NOT APPLICABLE.

          (13) Schedules of computation,-- Incorporated by reference to Exhibit
               (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

          (14) Financial Data Schedule - NOT APPLICABLE.


          (15) (i) Powers of Attorney (James R. Boyle, Marc Costantini, John D. DesPrez III, Steven Finch, Katherine MacMillan, Hugh McHaffie, Diana Scott, and Warren Thompson) - Incorporated by reference to Exhibit (b)(15)(i) to this registration statement on Form N-4, file number 33-71072, filed November 9, 2007.



               (ii) Powers of Attorney (Rex Schlaybaugh, Jr. and Stephen R. McArthur). FILED HEREWITH


Item 25. Directors and Officers of the Depositor.


     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                          EFFECTIVE AS OF APRIL 1, 2008



NAME AND PRINCIPAL
BUSINESS ADDRESS                         POSITION WITH DEPOSITOR
------------------       -------------------------------------------------------
John D. DesPrez III*     Chairman & President

Hugh McHaffie*           Director, Executive Vice President, Wealth Management

James R. Boyle*          Director, Executive Vice President, Life Insurance

Warren Thomson***        Director, Executive Vice President, US Investments

Steven A. Finch*         Director, Executive Vice President & General Manager,
                         John Hancock Life Insurance

Marc Costantini*         Director, Executive Vice President & General Manager,
                         John Hancock Annuities

Diana Scott*             Director, Senior Vice President, Human Resources

Rex Schlaybaugh, Jr.*    Director

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                          EFFECTIVE AS OF APRIL 1, 2008



NAME AND PRINCIPAL
BUSINESS ADDRESS                         POSITION WITH DEPOSITOR
------------------       -------------------------------------------------------
Katherine  MacMillan**   Director, Executive Vice President & General Manager,
                         John Hancock Retirement Plan Services

Steven R. McArthur**     Director, Executive Vice President & General Manager,
                         Reinsurance

Jonathan Chiel*          Executive Vice President & General Counsel

Lynne Patterson*         Senior Vice President & Chief Financial Officer

Peter Levitt**           Senior Vice President & Treasurer

Jeffery J. Whitehead*    Vice President & Controller

Scott Hartz              Executive Vice President & Chief Investment Officer,
                         US Investments

Emanuel Alves*           Vice President, Counsel & Corporate Secretary

Kris Ramdial**           Vice President, Treasury

John Brabazon***         Vice President & CFO, US Investments

Philip Clarkson*         Vice President, Taxation

Brian Collins**          Vice President, Taxation

Mitchell A. Karman*      Vice President, Chief Compliance Officer & Counsel

Peter Mitsopoulos*       Vice President, Treasury

Richard Harris***        Appointed Actuary


*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon Street, Boston, MA 02117


Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.



Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.



On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2007 appears below:

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2007

                                                                                                       ----------------------
                                                                                                         Manulife Financial
                                                                                                        Corporation (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |-----------------
                                                                                                                  |
                                                                                                                  |
                                                                                                       ----------------------
                                                                                                       The Manufacturers Life
                                                                                                        Insurance Company (1)
                                                                                                              (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |
 -----------------------------------------------------------------------------------------------------------------
|                  |                |                    |         :        |                  |              |
|                  |                |                    |         : 97.74% |                  |              |
|    ------------- |  ------------- |  --------------    |   -------------- |  --------------- |  ----------- |  ----------
|          NAL     |    MFC Global  |     Berkshire      |      Manulife    |      Manulife    |   MFC Global |      MLI
|       Resources  |    Investment  |     Insurance      |      Insurance    --    Holdings    |      Fund    |   Resources
|---   Management  |--  Management  |-- Services Inc.    |     (Thailand)          (Bermuda)    -- Management  --   Inc.
|        Limited   |     (U.S.A.)   |     (Ontario)      |       Public      --     Limited         (Europe)      (Alberta)
|       (Canada)   |      Limited   |                    |       Company    |      (Bermuda)        Limited
|                  |     (Canada)   |                    |       Limited    |                      (England)
|                  |                |                    |     (Thailand)   |
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                  |                |                    |         |        |                          |             :
|                  |                |                    |         |99.9999%|                          |             : 99.91%
|                  |                |                    |         |        |                          |             :
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|       Manulife   |     Manulife   |      Berkshire     |       Manulife   |   Manufacturers      MFC Global     Manulife
|      Securities  |     Holdings   |     Investment     |         Asset    |--  P&C Limited       Investment       Life
|--- International  --  (Alberta)   |--     Group,       |      Management  |    (Barbados)        Management     Insurance
|         Ltd.           Limited    |        Inc.        |      (Thailand)  |                       (Europe)       Company
|       (Canada)        (Alberta)   |     (Ontario)      |       Company    |                       Limited       (Japan)
|                                   |                    |       Limited    |                      (England)
|                                   |                    |     (Thailand)   |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                           |       |                    |                  |                                        |
|                           |       |                    |                  |                                        |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|       Manulife         Manulife   |     Berkshire      |      Manulife    |   Manufacturers                    MFC Global
|---     Bank of         Holdings   |--  Securities      |---   (Vietnam)   |       Life                         Investment
|        Canada         (Delaware)  |       Inc.         |       Limited    |--  Reinsurance                     Management
|       (Canada)            LLC     |     (Ontario)      |      (Vietnam)   |      Limited                         (Japan)
|                       (Delaware)  |                    |                  |    (Barbados)                        Limited
|                                   |                    |                  |                                      (Japan)
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|                           |       |                    |          |       |
|                           |       |                    |          |       |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------
|       Manulife           The      |   EIS Services     |      Manulife    |     Manulife
|---     Canada       Manufacturers |     (Bermuda)      |       Vietnam    |   International
|         Ltd.         Investment    --    Limited       |        Fund       --   Holdings
|       (Canada)       Corporation        (Bermuda)      |     Management          Limited
|                      (Michigan)                        |       Company          (Bermuda)
|                                                        |       Limited
|                                                        |      (Vietnam)
|    -------------    -------------    --------------    |   --------------    ---------------
|                           |                            |                            |
|                           |----------------            |                            |----------------
|                           |                |           |                            |                |
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|     First North          John           Manulife       |      Manulife           Manulife        Manulife
|---   American        Hancock Life      Reinsurance     |---  (Singapore)     (International)       Asset
|      Insurance         Insurance         Limited       |      Pte. Ltd.          Limited        Management
|       Company           Company         (Bermuda)      |     (Singapore)        (Bermuda)         (Asia)
|      (Canada)          (U.S.A.)                        |                                          Limited
|                       (Michigan)                       |                                        (Barbados)
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|                           |                            |                           |                 |
|                   --------| 57%                        |                           | 51%             |
|                  |        |                            |                           |                 |
|    ------------- |  -------------    --------------    |   --------------    ---------------    -----------
|         FNA      |   John Hancock      PT Asuransi     |      Manulife          Manulife-        Manulife
 ---   Financial   |    Investment      Jiwa Manulife    |        Asset           Sinochem           Asset
         Inc.      |    Management        Indonesia   95%|     Management           Life          Management
       (Canada)    |     Services,         (1) (2)   --------  (Singapore)        Insurance       (Hong Kong)
                   |      LLC(3)         (Indonesia)     |        Pte.            Co. Ltd.          Limited
                   |    (Delaware)                       |        Ltd.             (China)        (Hong Kong)
                   |                                     |     (Singapore)
     ------------- |  -------------    --------------    |   --------------    ---------------    -----------
           |       |       /|\               :           |
           |       |        |  38%           :           |
           |       |        |                :           |
     ------------- |  -------------    --------------    |   --------------
       Elliott &   |      John          PT Manulife      |         The
         Page      |  Hancock Life         Aset          |    Manufacturers
        Limited    |    Insurance        Manajemen        ---     Life
       (Ontario)    --   Company         Indonesia            Insurance Co.
                       of New York      (Indonesia)          (Phils.), Inc.
                        (New York)                            (Philippines)
     -------------    -------------    --------------        --------------

----------------------
  Manulife Financial
 Corporation (Canada)
----------------------
           |
           |
           |---------------------------------------
           |                                        |
           |                                        |
----------------------                   ----------------------
The Manufacturers Life                    John Hancock Holdings
 Insurance Company (1)                     (Delaware) LLC (3)
       (Canada)                                (Delaware)
----------------------                   ----------------------
                                                    |
                                                    |
                                         ----------------------
                                         John Hancock Financial
                                             Services, Inc.
                                               (Delaware)
                                         ----------------------
                                                    |
                                                    |
                                                 -------------------------------------------------
                                                |                         |                       |
                                                |                         |                       |
                                         -------------------     -------------------     -------------------
                                            John Hancock             John Hancock            John Hancock
                                           Life Insurance           International        International, Inc.
                                               Company              Holdings, Inc.          (Massachusetts)
                                           (Massachusetts)         (Massachusetts)
                                         -------------------     -------------------     -------------------
                                                |                         |                       |
                                                |                         |                       |
          --------------------------------------|                         | 45.76%                | 50%
         |                                      |                         |                       |
         |        -----------------      -------------------     -------------------     -------------------
         |        PT Asuransi Jiwa            John Hancock        Manulife Insurance        John Hancock
   96.24%|------     John Hancock     --   Subsidiaries LLC       (Malaysia) Berhad          Tianan Life
         |          Indonesia (1)    |         (Delaware)             (Malaysia)          Insurance Company
         |           (Indonesia)     |                                                         (China)
         |        -----------------  |   -------------------     -------------------     -------------------
         |                           |
         |        -----------------  |   -------------------
         |           John Hancock    |       John Hancock
          ------    Variable Life    |--  Financial Network,
                  Insurance Company  |           Inc.
                   (Massachusetts)   |      (Massachusetts)
                  -----------------  |   -------------------
                                     |
                                     |   -------------------
                                     |     Hancock Natural
                                     |--   Resource Group,
                                     |          Inc.
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |       Declaration
                                     |--    Management &
                                     |      Research LLC
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |      The Berkeley
                                      -- Financial Group LLC
                                           (Delaware) (3)
                                         -------------------
                                                  :
                                                  :
                                         -------------------
                                            John Hancock
                                              Funds LLC
                                             (Delaware)
                                         -------------------

(1) The Manufacturers Life Insurance Company holds indirectly the remaining 3.76% of PT Asuransi Jiwa John Hancock Indonesia through PT Asuransi Jiwa Manulife Indonesia.

(2) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

(3) John Hancock Holdings (Delaware) LLC holds indirectly the remaining 5% of John Hancock Investment Management Services LLC through The Berkeley Financial Group LLC.

.....    Indirect Control

----    Direct Control

Prepared by: Corporate Tax
Date:        Revised March 11, 2008

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.


As of MARCH 31, 2008, there were 115,801 qualified contracts and 84,370 non-qualified contracts of the series offered hereby outstanding.


Item 28. Indemnification.

     Article XII of the Restated Articles of Redomestication of the Company provides as follows:

     No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

          i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

          ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

          iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

          iv) a transaction from which the director derived an improper personal benefit; or

          v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

     If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.


NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
John Hancock Variable Annuity Account H                              Principal Underwriter
John Hancock Variable Annuity Account U                              Principal Underwriter
John Hancock Variable Annuity Account V                              Principal Underwriter
John Hancock Variable Life Account UV                                Principal Underwriter
John Hancock Variable Annuity Account I                              Principal Underwriter
John Hancock Variable Annuity Account JF                             Principal Underwriter

John Hancock Variable Life Account S                                 Principal Underwriter
John Hancock Variable Life Account U                                 Principal Underwriter
John Hancock Variable Life Account V                                 Principal Underwriter



     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker** Warren Thomson***, and Karen Walsh*) who have authority to act on behalf of JHD LLC.


*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon St, Boston, MA 02116

     (c)  None.

Item 30. Location of Accounts and Records.

     All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

     None.

Item 32. Undertakings.

     (a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

          John Hancock Life Insurance Company (U.S.A.) ("Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

     (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

          Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of
          Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.


     (c)  Undertakings Pursuant to Item 32 of Form N-4



          (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;



          (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and



          (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to the Registration and have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this twenty-eighth day of April 2008.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
    (Depositor)


By: /s/ John D. DesPrez III
    ---------------------------------
    John D. DesPrez III
    Chairman & President


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ John D. DesPrez III
    ---------------------------------
    John D. DesPrez III
    Chairman & President

                                   SIGNATURES


     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the twenty-eighth day of April 2008.

Signature                                                 Title
---------                               ---------------------------------------


/s/ John D. DesPrez III                 Chairman & President
-------------------------------------   (Principal Executive Officer)
John D. DesPrez III


/s/ Lynne Patterson                     Senior Vice President & Chief Financial
-------------------------------------   Officer
Lynne Patterson                         (Principal Financial Officer)


/s/ Jeffery J. Whitehead                Controller
-------------------------------------   (Principal Accounting Officer)
Jeffery J. Whitehead


                  *                     Director
-------------------------------------
James R. Boyle


                  *                     Director
-------------------------------------
Marc Costantini


                  *                     Director
-------------------------------------
Steven A. Finch


                  *                     Director
-------------------------------------
Katherine MacMillan


                  *                     Director
-------------------------------------
Stephen R. McArthur


                  *                     Director
-------------------------------------
Hugh McHaffie


                                        Director
-------------------------------------
Rex Schlaybaugh, Jr.


                  *                     Director
-------------------------------------
Diana Scott


                  *                     Director
-------------------------------------
Warren Thomson


*/s/ Thomas J. Loftus                   Senior Counsel - Annuities
-------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                  EXHIBIT INDEX

ITEM NO.                            DESCRIPTION
--------                            -----------
  24(b)(10)     Consent of Independent Registered Public Accounting Firm
24(b)(15)(ii)   Power of Attorney (Rex Schlaybaugh, Jr. and Stephen R. McArthur)